As filed with the Securities and Exchange Commission on March 4, 2019
File No.: 333-
File No.: 811-03599

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-14

REGISTRATION STATEMENT
UNDER THE SECURITIES ACT OF 1933 ☒
Pre-Effective Amendment No. ☐
Post-Effective Amendment No. ☐
(Check appropriate box or boxes)

The Royce Fund
(Exact Name of Registrant as Specified in Charter)

(212) 508-4500
(Area Code and Telephone Number)

745 Fifth Avenue
New York, New York 10151
Address of Principal Executive Offices:
(Number, Street, City, State, Zip Code)

John E. Denneen, Esq.
Secretary, The Royce Fund
745 Fifth Avenue
New York, New York 10151
Name and Address of Agent for Service:
(Number and Street) (City) (State) (Zip Code)

Approximate Date of Proposed Public Offering:
As soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933, as amended.

It is proposed that this filing will become effective on April 3, 2019 pursuant to Rule 488 under the Securities Act of 1933, as amended.

Title of the securities being registered: Shares of beneficial interest of (i) Royce Pennsylvania Mutual Fund; (ii) Royce Micro-Cap Fund; and (iii) Royce Opportunity Fund.

No filing fee is due because Registrant is relying on Section 24(f) of the Investment Company Act of 1940, as amended.

THE ROYCE FUND
745 FIFTH AVENUE
NEW YORK, NEW YORK 10151

April [__], 2019

Dear Shareholders of:

          Royce Small-Cap Leaders Fund
          Royce Small/Mid-Cap Premier Fund

We are sending this information to you because you are a shareholder of Royce Small-Cap Leaders Fund (“Small-Cap Leaders”) and/or Royce Small/Mid-Cap Premier Fund (“Small/Mid-Cap Premier”). Shareholders of Small-Cap Leaders are being invited to vote on the proposed reorganization of that Fund into Royce Pennsylvania Mutual Fund (“Pennsylvania Mutual”). Likewise, Small/Mid-Cap Premier shareholders are being invited to vote on a separate proposed reorganization of Small/Mid-Cap Premier into Pennsylvania Mutual. Each of Small-Cap Leaders, Small/Mid-Cap Premier, and Pennsylvania Mutual is a series of The Royce Fund (the “Trust”).

For ease of reference and clarity of presentation, we sometimes refer to:

•	each of Small-Cap Leaders and Small/Mid-Cap Premier as a “Target Fund”
•	each proposed transaction as a “Reorganization” and
•	the fund resulting from either or both of the Reorganizations as the “Combined Fund.”

A special meeting of the shareholders of each Target Fund is scheduled for May 28, 2019 (each, a “Meeting”) to consider and approve the proposed Reorganization for that Target Fund. If a Reorganization receives the required approval of the shareholders of the applicable Target Fund and is completed, shareholders of that Target Fund will become shareholders of Pennsylvania Mutual and will cease to own shares of that Target Fund and that Target Fund will be liquidated and terminated as a series of the Trust. Please note that the Reorganizations are separate transactions. Only shareholders of the particular Target Fund will vote on the Reorganization involving that Target Fund. Shareholder approval of one Reorganization is not contingent upon, and will not affect, shareholder approval of the other Reorganization. Likewise, completion of one Reorganization is not contingent upon, and will not affect, completion of the other Reorganization. This package contains information about each proposal and includes materials you will need to vote.

Proposed Reorganization of Royce Small-Cap Leaders Fund into Royce Pennsylvania Mutual Fund

In order to help Small-Cap Leaders shareholders vote on the proposed Reorganization, below is a short summary of the similarities and differences between those Funds and certain other factors to be considered by Small-Cap Leaders shareholders when voting on the Reorganization.

Small-Cap Leaders and Pennsylvania Mutual are similar to one another in that they:

•	have the same investment objective;
•	use a bottom-up, small-cap core investment approach;
•	invest primarily in small-cap equity securities;
•	invest a substantial portion of their respective assets in U.S. issuers;
•	have the same benchmark index; and
•	are subject to substantially similar investment policies and restrictions.

Small-Cap Leaders and Pennsylvania Mutual are, however, different from one another in that Small-Cap Leaders normally invests in a limited number (generally up to 100) of issuers while Pennsylvania Mutual normally has a more broadly diversified portfolio in terms of number of holdings. As of December 31, 2018, Small-Cap Leaders had 78 portfolio holdings while Pennsylvania Mutual had 269 portfolio holdings.

Overall, Small-Cap Leaders and Pennsylvania Mutual are subject to substantially similar principal investment risks due to their common investment approaches and their focus on U.S. small-cap equity securities. However, Small-Cap Leaders’ investment in a limited number of issuers may involve more risk than Pennsylvania Mutual because Small-Cap Leaders may be more susceptible to any single corporate, economic, political, regulatory, or market event.

We note that Pennsylvania Mutual is subject to a lower contractual investment advisory fee than Small-Cap Leaders and that Pennsylvania Mutual was much larger than Small-Cap Leaders in terms of net assets as of December 31, 2018 (i.e., approximate net assets of $1.58 billion for Pennsylvania Mutual versus approximate net assets of $55.2 million for Small-Cap Leaders). We further note, as set forth in more detail in the fee tables under the heading “Fees and Expenses for Royce Small-Cap Leaders Fund Shareholders,” that both the annualized operating expense ratio of Pennsylvania Mutual and the pro forma annualized operating expense ratio of the Combined Fund assuming completion of the Small-Cap Leaders Reorganization were lower than the annualized expense ratio of Small-Cap Leaders.

Performance comparisons presented to the Board of Trustees of the Trust in connection with its consideration and approval of the Small-Cap Leaders Reorganization at a meeting held on December 13, 2018 illustrated that Pennsylvania Mutual had generally outperformed Small-Cap Leaders during various periods ended September 30, 2018. Detailed information regarding the investment performance of Small-Cap Leaders and Pennsylvania Mutual for certain periods ended December 31, 2018 is set forth in the accompanying Joint Proxy Statement and Prospectus under the heading “Comparison of Royce Small-Cap Leaders Fund and Royce Pennsylvania Mutual Fund.” Past performance is no guarantee of future results.

Lauren A. Romeo serves as the sole portfolio manager for Small-Cap Leaders. Charles M. Royce is Pennsylvania Mutual’s lead portfolio manager, with Portfolio Managers Jay S. Kaplan and Lauren A. Romeo managing the Fund with him. Messrs. Royce and Kaplan and Ms. Romeo are assisted by Portfolio Managers James P. Stoeffel, Chris E. Flynn, and Andrew S. Palen in managing Pennsylvania Mutual. It is currently expected that such Portfolio Managers for Pennsylvania Mutual will continue in their respective roles assuming completion of the Small-Cap Leaders Reorganization.

We believe that completion of this Reorganization would give Small-Cap Leaders shareholders the opportunity to participate in a fund that: (i) has the same investment objective; (ii) uses a small-cap core investment approach; (iii) is subject to a lower contractual investment advisory fee; and (iv) has a significantly larger asset base over which expenses may be spread. The Board of Trustees of the Trust has approved the Reorganization and recommends that Small-Cap Leaders shareholders vote “FOR” the related proposal. Although the Trustees have determined that the Reorganization is in the best interests of Small-Cap Leaders and its shareholders, the final decision rests with those shareholders.

Proposed Reorganization of Royce Small/Mid-Cap Premier Fund into Royce Pennsylvania Mutual Fund

In order to help Small/Mid-Cap Premier shareholders vote on the proposed Reorganization, below is a short summary of the similarities and differences between those Funds and certain other factors to be considered by Small/Mid-Cap Premier shareholders when voting on the Reorganization.

Small/Mid-Cap Premier and Pennsylvania Mutual are similar to one another in that they:

•	have the same investment objective;
•	use a bottom-up, core investment approach;
•	invest a substantial portion of their respective assets in the equity securities of U.S. issuers; and
•	are subject to similar investment policies and restrictions.

Small/Mid-Cap Premier and Pennsylvania Mutual, however, differ from one another in certain ways. For example, these Funds focus on overlapping yet distinct market capitalization segments within the equity securities market. Pursuant to its investment policies, Small/Mid-Cap Premier must normally invest at least 80% of its net assets in small- and mid-cap companies with stock market capitalizations up to $15 billion. Pennsylvania Mutual, on the other hand, must normally invest at least 65% of its net assets in small- and micro-cap companies with stock market capitalizations up to $3 billion under its investment policies. As a result of the potential difference in market cap focus permitted by their respective investment policies, these Funds have different benchmark indexes (i.e., the Russell 2500 Index is the primary benchmark index for Small/Mid-Cap Premier while the Russell 2000 Index is the benchmark index for Pennsylvania Mutual) and had meaningfully different geometric average market capitalizations as of December 31, 2018 (i.e., approximately $4.1 billion for Small/Mid-Cap Premier versus approximately $1.72 billion for Pennsylvania Mutual).

Small/Mid-Cap Premier and Pennsylvania Mutual are also different from one another in that Small/Mid-Cap Premier normally invests in a limited number (generally less than 100) of issuers while Pennsylvania Mutual normally has a more broadly diversified portfolio in terms of number of holdings. As of December 31, 2018, Small/Mid-Cap Premier had 66 portfolio holdings while Pennsylvania Mutual had 269 portfolio holdings.

Overall, Small/Mid-Cap Premier and Pennsylvania Mutual are subject to similar principal investment risks due to their bottom-up, core investment approaches and their focus on U.S. equity securities. However, the prices of equity securities of companies with stock market capitalizations up to $3 billion are generally more volatile than those of equity securities of companies with stock market capitalizations between $3 billion and $15 billion. As a result, an investment in Pennsylvania Mutual may involve more risk of loss and its returns may differ from Small/Mid-Cap Premier because, relative to one another, Pennsylvania Mutual generally invests a greater portion of its assets in the equity securities of companies with stock market capitalizations up to $3 billion while Small/Mid-Cap Premier generally invests a greater portion of its assets in the equity securities of companies with stock market capitalizations between $3 billion and $15 billion. Small/Mid-Cap Premier’s investment in a limited number of issuers may, however, involve more risk than Pennsylvania Mutual because Small/Mid-Cap Premier may be more susceptible to any single corporate, economic, political, regulatory, or market event.

We note that Pennsylvania Mutual is subject to a lower effective investment advisory fee than Small/Mid-Cap Premier at current asset levels and that Pennsylvania Mutual was much larger than Small/Mid-Cap Premier in terms of net assets as of December 31, 2018 (i.e., approximate net assets of $1.58 billion for Pennsylvania Mutual versus approximate net assets of $155.1 million for Small/Mid-Cap Premier). We further note, as set forth in more detail in the fee tables under the heading “Fees and Expenses for Royce Small/Mid-Cap Premier Fund Shareholders,” that both the annualized operating expense ratio of Pennsylvania Mutual and the pro forma annualized operating expense ratio of the Combined Fund assuming completion of the Small/Mid-Cap Premier Reorganization were lower than the annualized expense ratio of Small/Mid-Cap Premier.

Performance comparisons presented to the Board of Trustees of the Trust in connection with its consideration and approval of the Small/Mid-Cap Premier Reorganization at a meeting held on December 13, 2018 illustrated that Pennsylvania Mutual had generally outperformed Small/Mid-Cap Premier during various periods ended September 30, 2018. Detailed information regarding the investment performance of Small/Mid-Cap Premier and Pennsylvania Mutual for certain periods ended December 31, 2018 is set forth in the accompanying Joint Proxy Statement and Prospectus under the heading “Comparison of Royce Small/Mid-Cap Premier Fund and Royce Pennsylvania Mutual Fund.” Past performance is no guarantee of future results.

Steven G. McBoyle serves as Small/Mid-Cap Premier’s sole portfolio manager. Charles M. Royce is Pennsylvania Mutual’s lead portfolio manager, with Portfolio Managers Jay S. Kaplan and Lauren A. Romeo managing the Fund with him. Messrs. Royce and Kaplan and Ms. Romeo are assisted by Portfolio Managers James P. Stoeffel, Chris E. Flynn, and Andrew S. Palen in managing Pennsylvania Mutual. It is currently expected that such Portfolio Managers for Pennsylvania Mutual will continue in their respective roles assuming completion of the Small/Mid-Cap Premier Reorganization. It is further expected that Mr. McBoyle will join the portfolio management group for Pennsylvania Mutual assuming completion of the Small/Mid-Cap Premier Reorganization.

We believe that completion of this Reorganization would give Small/Mid-Cap Premier shareholders the opportunity to participate in a fund that: (i) has the same investment objective; (ii) uses a bottom-up, core investment approach; (iii) is subject to a lower effective investment advisory fee at current asset levels; and (iv) has a significantly larger asset base over which expenses may be spread. The Board of Trustees of the Trust has approved the Reorganization and recommends that Small/Mid-Cap Premier shareholders vote “FOR” the related proposal. Although the Trustees have determined that the Reorganization is in the best interests of Small/Mid-Cap Premier and its shareholders, the final decision rests with those shareholders.

Conclusion

The enclosed materials explain these proposals in more detail and we encourage you to review them carefully. We hope that you will respond today to ensure that your shares will be represented at the relevant Meeting. You may authorize a proxy to vote your shares by using one of the methods below by following the instructions on your proxy card:

•	By touch-tone telephone;
•	By internet; or
•	By completing and returning the enclosed proxy card in the postage-paid envelope.

You may also vote in person at the relevant Meeting.

Please call Investor Services toll-free at 1-800-221-4268 with any questions you may have about either Reorganization.

As always, thank you for your continued support of our work. We look forward to serving you for many years to come.

Sincerely,

CHRISTOPHER D. CLARK
President of The Royce Fund

Please vote now. Your vote is important.
To avoid the wasteful and unnecessary expense of further proxy solicitation, we urge you to indicate your voting instructions on the enclosed proxy card, date and sign it and return it promptly in the envelope provided, or record your voting instructions by touch-tone telephone or via the internet, no matter how large or small your holdings may be. If you submit a properly executed proxy but do not indicate how you wish your shares to be voted, your shares will be voted “FOR” the relevant proposal.

THE ROYCE FUND
745 FIFTH AVENUE
NEW YORK, NEW YORK 10151

NOTICE OF SPECIAL MEETINGS OF SHAREHOLDERS TO BE HELD ON MAY 28, 2019

NOTICE IS HEREBY GIVEN that Special Meetings of Shareholders (each, a “Meeting” and together, the “Meetings”) of the following funds (each, a “Target Fund” and together, the “Target Funds”), will be held at the offices of The Royce Fund (the “Trust”), 745 Fifth Avenue, New York, New York 10151, on May 28, 2019 at the times indicated below:

Legal Name of Target Fund	Referred to Herein As	Meeting Time
Royce Small-Cap Leaders Fund	Small-Cap Leaders	__:00 _.m. Eastern time
Royce Small/Mid-Cap Premier Fund	Small/Mid-Cap Premier	__:00 _.m. Eastern time

The Meetings will be held for the following purposes:

1. To approve a Plan of Reorganization of the Trust (the “Plan”), on behalf of each Target Fund and Royce Pennsylvania Mutual Fund (“Pennsylvania Mutual”). As described in more detail in the accompanying Joint Proxy Statement and Prospectus, the Plan provides for the transfer of substantially all of the assets of the relevant Target Fund to Pennsylvania Mutual in exchange for Pennsylvania Mutual’s assumption of substantially all of the liabilities of that Target Fund and Pennsylvania Mutual’s issuance to that Target Fund of shares of beneficial interest of Pennsylvania Mutual (the “Pennsylvania Mutual Shares”). The Pennsylvania Mutual Shares received by a Target Fund in a reorganization transaction will have an aggregate net asset value that is equal to the aggregate net asset value of all of the shares of that Target Fund that are outstanding immediately prior to such reorganization. The Plan also provides for the distribution by a Target Fund, on a pro rata basis, of the Pennsylvania Mutual Shares to its shareholders in complete liquidation of the relevant Target Fund. Shareholders of a Target Fund would receive the same class of Pennsylvania Mutual Shares as they held in the relevant Target Fund immediately prior to such reorganization. A vote in favor of the Plan by shareholders of a Target Fund will constitute a vote in favor of the liquidation and termination of that Target Fund as a separate series of the Trust.

2. To transact such other business as may come before the relevant Meeting or any adjournment thereof.

The Board of Trustees of the Trust has fixed the close of business on March 18, 2019 as the record date (the “Record Date”) for the determination of those Target Fund shareholders entitled to vote at the relevant Meeting or any adjournment thereof. Only holders of record of shares of a Target Fund at the close of business on the Record Date will be entitled to vote at the relevant Meeting or any adjournment thereof. A complete list of the Target Fund shareholders entitled to vote at the relevant Meeting will be available and open to the examination of any shareholder of that Target Fund for any purpose relevant to such Meeting during ordinary business hours from and after May 14, 2019, at the offices of the Trust, 745 Fifth Avenue, New York, New York 10151.

Each of Small-Cap Leaders, Small/Mid-Cap Premier, and Pennsylvania Mutual is a separate series of the Trust. The reorganization transaction involving Small-Cap Leaders is separate from the transaction involving Small/Mid-Cap Premier. Only shareholders of Small-Cap Leaders will vote in connection with the reorganization transaction involving that Target Fund. Likewise, only shareholders of Small/Mid-Cap Premier will vote in connection with the reorganization transaction involving that Target Fund. Under the Plan, shareholder approval of one reorganization transaction is not contingent upon, and will not affect in any way, shareholder approval of the other reorganization transaction. In addition, the consummation of one reorganization transaction is not contingent upon, and will not affect in any way, the consummation of the other reorganization transaction. Target Fund shareholders should consider each proposal independently of the other proposal.

If the Plan receives the required shareholder approval and the reorganization transaction in respect of the Target Fund in which you own shares is completed, you will become a shareholder of Pennsylvania Mutual, you will no longer own shares of your Target Fund, and your Target Fund will be liquidated and terminated as a series of the Trust. In the event the Plan does not receive the required shareholder approval or the reorganization transaction in respect of the Target Fund in which you own shares is otherwise not completed, the relevant Target Fund and Pennsylvania Mutual will continue to operate as separate series of the Trust and you will remain a shareholder of the Target Fund in which you own shares.

Please call Investor Services toll-free at 1-800-221-4268 with any questions you may have about either reorganization transaction. If you need assistance voting, please call Computershare, the proxy solicitor, toll-free at 1-866-209-8568.

IMPORTANT

To avoid the wasteful and unnecessary expense of further proxy solicitation, please mark your instructions on the enclosed proxy card, date and sign it, and return it in the enclosed envelope (which requires no postage if mailed in the United States), even if you expect to be present at the relevant Meeting. You may also authorize a proxy to vote your shares via touch-tone telephone or the Internet by following the instructions on the proxy card. Please take advantage of these prompt and efficient proxy authorization options. The accompanying proxy is solicited on behalf of the Board of Trustees of the Trust, is revocable, and will not affect your right to vote in person in the event that you attend the relevant Meeting.

By Order of the Board of Trustees of The Royce Fund

John E. Denneen
Secretary

April [__], 2019

The information in this Joint Proxy Statement and Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Joint Proxy Statement and Prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION
PRELIMINARY PROSPECTUS/PROXY STATEMENT DATED MARCH 4, 2019

JOINT PROXY STATEMENT
for
ROYCE SMALL-CAP LEADERS FUND
and
ROYCE SMALL/MID-CAP PREMIER FUND,
EACH A SERIES OF THE ROYCE FUND
and
PROSPECTUS
for
ROYCE PENNSYLVANIA MUTUAL FUND,
A SERIES OF THE ROYCE FUND

745 Fifth Avenue
New York, New York 10151
1-800-221-4268

Reorganization of Royce Small-Cap Leaders Fund into Royce Pennsylvania Mutual Fund
and
Reorganization of Royce Small/Mid-Cap Premier Fund into Royce Pennsylvania Mutual Fund

This Joint Proxy Statement and Prospectus (this “Prospectus/Proxy Statement”) is furnished in connection with the Special Meetings of Shareholders (each, a “Meeting” and together, the “Meetings”) of the funds listed below (each, a “Target Fund” and together, the “Target Funds”). Each Target Fund is a separate series of The Royce Fund (the “Trust”). Shareholders of the relevant Target Fund will be asked at the Meeting to approve the Plan of Reorganization of the Trust (the “Plan”) in respect of that Target Fund. As described in more detail herein, the Plan provides for the reorganization of each Target Fund into the acquiring fund listed below, which is also a series of the Trust.

Target Fund	Acquiring Fund	Name of Reorganization
Royce Small-Cap Leaders Fund	Royce Pennsylvania Mutual Fund	Small-Cap Leaders Reorganization
Royce Small/Mid-Cap Premier Fund	Royce Pennsylvania Mutual Fund	Small/Mid-Cap Premier Reorganization

The Plan provides for the transfer of substantially all of the assets of the relevant Target Fund to Royce Pennsylvania Mutual Fund (“Pennsylvania Mutual”) in exchange for Pennsylvania Mutual’s assumption of substantially all of the liabilities of that Target Fund and Pennsylvania Mutual’s issuance to that Target Fund of shares of beneficial interest of Pennsylvania Mutual (the “Pennsylvania Mutual Shares”). The Pennsylvania Mutual Shares received by a Target Fund in a reorganization transaction will have an aggregate net asset value that is equal to the aggregate net asset value of all of the shares of that Target Fund that are outstanding immediately prior to such reorganization. The Plan also provides for the distribution by a Target Fund, on a pro rata basis, of the Pennsylvania Mutual Shares to its shareholders in complete liquidation of the relevant Target Fund. Target Fund shareholders would receive the same class of Pennsylvania Mutual Shares as they held in the relevant Target Fund immediately prior to such reorganization.

The Trust is a Delaware statutory trust that is registered with the Securities and Exchange Commission (the “SEC”) as an open-end management investment company. This Prospectus/Proxy Statement will first be sent to shareholders of the Target Funds on or about April [__], 2019.

The Small-Cap Leaders Reorganization is separate from the Small/Mid-Cap Premier Reorganization. Only shareholders of Royce Small-Cap Leaders Fund (“Small-Cap Leaders”) will vote in connection with the Small-Cap Leaders Reorganization. Likewise, only shareholders of Royce Small/Mid-Cap Premier Fund (“Small/Mid-Cap Premier”) will vote in connection with the Small/Mid-Cap Premier Reorganization. Target Fund shareholders should consider each proposal independently of the other proposal.

For ease of reference and clarity of presentation, we sometimes refer to:

•
each acquisition of substantially all of a Target Fund’s assets by Pennsylvania Mutual in exchange for Pennsylvania Mutual’s assumption of substantially all of the Target Fund’s liabilities and the issuance and distribution of the Pennsylvania Mutual Shares to the Target Fund and its shareholders individually as a “Reorganization” and together as the “Reorganizations;”

•	the fund resulting from either Reorganization or both of the Reorganizations as the “Combined Fund;” and
•	Small-Cap Leaders, Small/Mid-Cap Premier, and Pennsylvania Mutual individually as a “Fund” and collectively as the “Funds”.

Under the Plan, shareholder approval of one Reorganization is not contingent upon, and will not affect in any way, shareholder approval of the other Reorganization. In addition, the consummation of one Reorganization is not contingent upon, and will not affect in any way, the consummation of the other Reorganization.

If the Plan receives the required shareholder approval and the corresponding Reorganization in respect of a Target Fund in which you own shares is completed, you will become a shareholder of Pennsylvania Mutual, you will no longer own shares of your Target Fund, and your Target Fund will be liquidated and terminated as a series of the Trust. The Combined Fund will be managed in accordance with Pennsylvania Mutual’s investment objective and principal investment policies and strategies and will be subject to Pennsylvania Mutual’s investment advisory agreement upon completion of one or both of the Reorganizations. In the event the Plan does not receive the required shareholder approval or the corresponding Reorganization in respect of a Target Fund in which you own shares is not otherwise completed, such Target Fund and Pennsylvania Mutual will continue to operate as separate series of the Trust and you will remain a shareholder of the Target Fund in which you own shares.

The Board of Trustees of the Trust (the “Board”) has approved the Reorganizations and has determined that each Reorganization is in the best interest of the applicable Target Fund and its shareholders. The Board has fixed the close of business on March 18, 2019 as the record date (the “Record Date”) for the determination of those Target Fund shareholders entitled to vote at the relevant Meeting or any adjournment thereof. Only holders of record of shares of a Target Fund at the close of business on the Record Date will be entitled to vote at the relevant Meeting or any adjournment thereof.

The Meetings will be held at the offices of the Trust, 745 Fifth Avenue, New York, New York 10151, on May 28, 2019 at the times indicated below:

Target Fund	Meeting Time
Royce Small-Cap Leaders Fund	__:__ _m Eastern time
Royce Small/Mid-Cap Premier Fund	__:__ _m Eastern time

Royce & Associates, LP (“Royce”), the investment adviser to each of Small-Cap Leaders, Small/Mid-Cap Premier, and Pennsylvania Mutual, has retained Computershare Fund Services, 250 Royall Street, Canton, MA 02021 (the “Solicitor”), to solicit proxies for the Meetings. If you need assistance voting, please call the Solicitor toll-free at 1-866-209-8568. The Solicitor is responsible for printing proxy cards, mailing proxy materials to Target Fund shareholders, soliciting broker-dealer firms, custodians, nominees and fiduciaries, tabulating the returned proxies, and performing other proxy solicitation services. The cost of these solicitation services is expected to range from approximately $42,500 to $45,500. Such costs and all other fees and expenses resulting from the Reorganizations, including, without limitation, printing this Prospectus/Proxy Statement and legal and audit fees, will be allocated among, and paid by, the Funds as follows: Small-Cap Leaders (45%), Small/Mid-Cap Premier (45%), and Pennsylvania Mutual (10%). However, any brokerage or other trading costs incurred by a Fund in connection with buying or selling portfolio securities prior to a Reorganization will be borne by that Fund and its shareholders, while brokerage or other trading costs incurred in connection with buying or selling portfolio securities after a Reorganization will be borne by the Combined Fund and its shareholders.

In addition to solicitation through the mail, proxies may be solicited by representatives of the Trust and Royce Fund Services, LLC, each Fund’s distributor (“RFS”), without cost to the Funds. Such solicitation may be made by telephone, facsimile, or otherwise. It is anticipated that banks, broker-dealers, custodians, nominees, fiduciaries, and other financial institutions will be requested to forward proxy materials to beneficial owners and to obtain approval for the execution of proxies. Upon request, Royce will reimburse brokers, custodians, nominees, and fiduciaries for the reasonable expenses incurred by them in connection with forwarding solicitation material to the beneficial owners of Fund shares held of record by such persons.

This Prospectus/Proxy Statement is both a Prospectus for Pennsylvania Mutual and a Joint Proxy Statement for Small-Cap Leaders and Small/Mid-Cap Premier. This Prospectus/Proxy Statement sets forth concisely the information about each Reorganization and Pennsylvania Mutual that you should know before voting. You should review it carefully and retain it for future reference. The Funds are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith, file reports and other information, including proxy materials and charter documents, with the SEC.

The following document has been filed with the SEC, and is incorporated herein by reference into (legally forms a part of) this Prospectus/Proxy Statement:

•	The Statement of Additional Information relating to this Prospectus/Proxy Statement and certain potential reorganization transactions involving other series of the Trust, dated April [_], 2019 (the “Reorganization SAI”) (File Number 333-[ ]).

The following documents relating to the Funds have also been filed with the SEC:

•	The Prospectus relating to each series of the Trust, including Pennsylvania Mutual, Small-Cap Leaders, and Small/Mid-Cap Premier, dated May 1, 2018 and as amended and supplemented to date;
•	The Statement of Additional Information relating to each series of the Trust, including Pennsylvania Mutual, Small-Cap Leaders, and Small/Mid-Cap Premier, dated May 1, 2018 and as amended and supplemented to date (the “SAI”); and
•	The Annual Report to Shareholders of each series of the Trust, including Pennsylvania Mutual, Small-Cap Leaders, and Small/Mid-Cap Premier, for the fiscal year ended December 31, 2018 (the “Annual Report”).

The documents listed above are available free of charge by calling Investor Services toll-free at 1-800-221-4268, or by writing to the Funds at 745 Fifth Avenue, New York, New York 10151. You also may view or obtain copies (at prescribed rates) of these documents from the SEC:

In Person: By Mail:
At the SEC’s Public Reference Room at 100 F Street, N.E., Washington, DC 20549
Public Reference Section
Office of Consumer Affairs and Information Services Securities and Exchange Commission
100 F Street, N.E. Washington, DC 20549 (duplicating fee required)

By E-mail: By Internet:	publicinfo@sec.gov (duplicating fee required) www.sec.gov

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation or any other U.S. government agency. Mutual fund shares involve investment risks, including the possible loss of principal.

——————————

The SEC has not approved or disapproved these securities or passed upon the adequacy of this Prospectus/Proxy Statement.
Any representation to the contrary is a criminal offense

——————————

The date of this Prospectus/Proxy Statement is April [__], 2019

FEES AND EXPENSES FOR ROYCE SMALL-CAP LEADERS FUND SHAREHOLDERS	10

PORTFOLIO TURNOVER FOR ROYCE SMALL-CAP LEADERS FUND AND ROYCE PENNSYLVANIA MUTUAL FUND	13

SUMMARY OF SMALL-CAP LEADERS REORGANIZATION	14

FEES AND EXPENSES FOR ROYCE SMALL/MID-CAP PREMIER FUND SHAREHOLDERS	18

PORTFOLIO TURNOVER FOR ROYCE SMALL/MID-CAP PREMIER FUND AND ROYCE PENNSYLVANIA MUTUAL FUND	24

SUMMARY OF SMALL/MID-CAP PREMIER REORGANIZATION	25

INFORMATION ABOUT THE REORGANIZATIONS	30

COMPARISON OF ROYCE SMALL-CAP LEADERS FUND AND ROYCE PENNSYLVANIA MUTUAL FUND	41

COMPARISON OF ROYCE SMALL/MID-CAP PREMIER FUND AND ROYCE PENNSYLVANIA MUTUAL FUND	47

ADDITIONAL INFORMATION ABOUT THE FUNDS	53

ADDITIONAL VOTING INFORMATION	59

RECORD DATE SHARES OUTSTANDING AND PRINCIPAL HOLDERS OF SHARES	60

ADDITIONAL INFORMATION FOR DIRECT SHAREHOLDERS	62

OTHER BUSINESS	67

APPENDIX A – FORM OF PLAN OF REORGANIZATION OF THE ROYCE FUND	A-1

FEES AND EXPENSES FOR ROYCE SMALL-CAP LEADERS FUND SHAREHOLDERS (INVESTMENT CLASS)

Shareholders of all mutual funds pay various expenses, either directly or indirectly. Transaction expenses are charged directly to your account. Operating expenses are paid from a fund’s assets and, therefore, are paid by shareholders indirectly.

The fee tables below describe the fees and expenses that you pay if you buy and hold Investment Class shares of Small-Cap Leaders and Pennsylvania Mutual and the pro forma combined fees and expenses that you may pay if you buy and hold shares of the Combined Fund after giving effect to one or both of the Reorganizations. The annualized expense ratios below for Small-Cap Leaders and Pennsylvania Mutual are based on their respective operating expenses and average net assets for the fiscal year ended December 31, 2018, as adjusted to give effect to any contractual annual expense caps that were in effect during that period. The pro forma fees and expenses for the Investment Class shares of the Combined Fund further assume that one or both of the Reorganizations, as applicable, occurred on December 31, 2018.

The estimated pro forma Combined Fund fees and expenses presented below are based upon numerous material assumptions. Although these projections represent good faith estimates, no assurance can be given that any particular level of expenses will be achieved, because expenses depend on a variety of factors, including the future level of Fund assets, many of which are beyond the control of the Funds and Royce. Future expenses may be higher than those shown below.

Investment Class
Shareholder Fees (fees paid directly from your investment)
	Royce Small-Cap Leaders Fund	Royce Pennsylvania Mutual Fund	Pro Forma Combined Fund Assuming Completion of Small- Cap Leaders Reorganization	Pro Forma Combined Fund Assuming Completion of Both Reorganizations*
Maximum sales charge (load) imposed on purchases	0.00%	0.00%	0.00%	0.00%
Maximum deferred sales charge	0.00%	0.00%	0.00%	0.00%
Maximum sales charge (load) imposed on reinvested dividends	0.00%	0.00%	0.00%	0.00%
Redemption fee (as a percentage of amount redeemed on shares held for less than 30 days)	1.00%	1.00%	1.00%	1.00%

* Shareholder approval of one Reorganization is not contingent upon, and will not affect in any way, shareholder approval of the other Reorganization. In addition, the consummation of one Reorganization is not contingent upon, and will not affect in any way, the consummation of the other Reorganization. Small-Cap Leaders shareholders should consider the Small-Cap Leaders Reorganization independently of the Small/Mid-Cap Premier Reorganization.

Investment Class
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Royce Small-Cap Leaders Fund	Royce Pennsylvania Mutual Fund	Pro Forma Combined Fund Assuming Completion of Small- Cap Leaders Reorganization	Pro Forma Combined Fund Assuming Completion of Both Reorganizations*
Management fees	1.00%	0.76%	0.76%	0.76%
Distribution (12b-1) fees	0.00%	0.00%	0.00%	0.00%
Other expenses	0.27%	0.16%	0.16%	0.16%
Total annual Fund operating expenses prior to fee waivers and/or expense reimbursements	1.27%	0.92%	0.92%	0.92%
Fee waivers and/or expense reimbursements	(0.03)%**	(0.00)%	(0.00)%	(0.00)%
Total annual Fund operating expenses after fee waivers and/or expense reimbursements	1.24%**	0.92%	0.92%	0.92%

* Shareholder approval of one Reorganization is not contingent upon, and will not affect in any way, shareholder approval of the other Reorganization. In addition, the consummation of one Reorganization is not contingent upon, and will not affect in any way, the consummation of the other Reorganization. Small-Cap Leaders shareholders should consider the Small-Cap Leaders Reorganization independently of the Small/Mid-Cap Premier Reorganization.

** Royce has contractually agreed, without right of termination, to waive fees and/or reimburse expenses to the extent necessary to maintain the Investment Class’s net annual operating expenses (excluding brokerage commissions, taxes, interest, litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business) at or below 1.24% through December 31, 2019.

Investment Class Expense Example
This example is intended to help you compare the cost of investing in Investment Class shares of Small-Cap Leaders, Pennsylvania Mutual, and the Combined Fund after giving effect to one or both of the Reorganizations based on their annualized expense ratios as shown in the fee table above with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the relevant Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the relevant Fund’s total operating expenses remain the same (net of the fee waivers/and or expense reimbursements for the periods noted above in which such fee waivers/and or expense reimbursements would be operative). Although your actual costs may be higher or lower, based on the assumptions your costs would be:

	Royce Small-Cap Leaders Fund	Royce Pennsylvania Mutual Fund	Pro Forma Combined Fund Assuming Completion of Small-Cap Leaders Reorganization	Pro Forma Combined Fund Assuming Completion of Both Reorganizations*
1 Year	$126	$94	$94	$94
3 Years	$400	$293	$293	$293
5 Years	$694	$509	$509	$509
10 Years	$1,531	$1,131	$1,131	$1,131
* Shareholder approval of one Reorganization is not contingent upon, and will not affect in any way, shareholder approval of the other Reorganization. In addition, the consummation of one Reorganization is not contingent upon, and will not affect in any way, the consummation of the other Reorganization. Small-Cap Leaders shareholders should consider the Small-Cap Leaders Reorganization independently of the Small/Mid-Cap Premier Reorganization.

FEES AND EXPENSES FOR ROYCE SMALL-CAP LEADERS FUND SHAREHOLDERS (SERVICE CLASS)

Shareholders of all mutual funds pay various expenses, either directly or indirectly. Transaction expenses are charged directly to your account. Operating expenses are paid from a fund’s assets and, therefore, are paid by shareholders indirectly.

The fee tables below describe the fees and expenses that you pay if you buy and hold Service Class shares of Small-Cap Leaders and Pennsylvania Mutual and the pro forma combined fees and expenses that you may pay if you buy and hold shares of the Combined Fund after giving effect to one or both of the Reorganizations. The annualized expense ratios below for Small-Cap Leaders and Pennsylvania Mutual are based on their respective operating expenses and average net assets for the fiscal year ended December 31, 2018, as adjusted to give effect to any contractual annual expense caps that were in effect during that period. The pro forma fees and expenses for the Service Class shares of the Combined Fund further assume that one or both of the Reorganizations, as applicable, occurred on December 31, 2018.

The estimated pro forma Combined Fund fees and expenses presented below are based upon numerous material assumptions. Although these projections represent good faith estimates, no assurance can be given that any particular level of expenses will be achieved, because expenses depend on a variety of factors, including the future level of Fund assets, many of which are beyond the control of the Funds and Royce. Future expenses may be higher than those shown below.

Service Class
Shareholder Fees (fees paid directly from your investment)
	Royce Small-Cap Leaders Fund	Royce Pennsylvania Mutual Fund	Pro Forma Combined Fund Assuming Completion of Small- Cap Leaders Reorganization	Pro Forma Combined Fund Assuming Completion of Both Reorganizations*
Maximum sales charge (load) imposed on purchases	0.00%	0.00%	0.00%	0.00%
Maximum deferred sales charge	0.00%	0.00%	0.00%	0.00%
Maximum sales charge (load) imposed on reinvested dividends	0.00%	0.00%	0.00%	0.00%
Redemption fee (as a percentage of amount redeemed on shares held for less than 30 days)	1.00%	1.00%	1.00%	1.00%

* Shareholder approval of one Reorganization is not contingent upon, and will not affect in any way, shareholder approval of the other Reorganization. In addition, the consummation of one Reorganization is not contingent upon, and will not affect in any way, the consummation of the other Reorganization. Small-Cap Leaders shareholders should consider the Small-Cap Leaders Reorganization independently of the Small/Mid-Cap Premier Reorganization.

Service Class
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Royce Small-Cap Leaders Fund	Royce Pennsylvania Mutual Fund	Pro Forma Combined Fund Assuming Completion of Small- Cap Leaders Reorganization	Pro Forma Combined Fund Assuming Completion of Both Reorganizations*
Management fees	1.00%	0.76%	0.76%	0.76%
Distribution (12b-1) fees	0.25%	0.25%	0.25%	0.25%
Other expenses	0.37%	0.29%	0.28%	0.22%
Total annual Fund operating expenses prior to fee waivers and/or expense reimbursements	1.62%	1.30%	1.29%	1.23%
Fee waivers and/or expense reimbursements	(0.13)%**	(0.00)%	(0.00)%	(0.00)%
Total annual Fund operating expenses after fee waivers and/or expense reimbursements	1.49%**	1.30%	1.29%	1.23%

* Shareholder approval of one Reorganization is not contingent upon, and will not affect in any way, shareholder approval of the other Reorganization. In addition, the consummation of one Reorganization is not contingent upon, and will not affect in any way, the consummation of the other Reorganization. Small-Cap Leaders shareholders should consider the Small-Cap Leaders Reorganization independently of the Small/Mid-Cap Premier Reorganization.

** Royce has contractually agreed, without right of termination, to waive fees and/or reimburse expenses to the extent necessary to maintain the Service Class’s net annual operating expenses (excluding brokerage commissions, taxes, interest, litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business) at or below 1.49% through December 31, 2019.

Service Class Expense Example
This example is intended to help you compare the cost of investing in Service Class shares of Small-Cap Leaders, Pennsylvania Mutual, and the Combined Fund after giving effect to one or both of the Reorganizations based on their annualized expense ratios as shown in the fee table above with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the relevant Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the relevant Fund’s total operating expenses remain the same (net of the fee waivers/and or expense reimbursements for the periods noted above in which such fee waivers/and or expense reimbursements would be operative). Although your actual costs may be higher or lower, based on the assumptions your costs would be:

	Royce Small-Cap Leaders Fund	Royce Pennsylvania Mutual Fund	Pro Forma Combined Fund Assuming Completion of Small-Cap Leaders Reorganization	Pro Forma Combined Fund Assuming Completion of Both Reorganizations*
1 Year	$152	$132	$131	$125
3 Years	$498	$412	$409	$390
5 Years	$869	$713	$708	$676
10 Years	$1,911	$1,568	$1,556	$1,489
* Shareholder approval of one Reorganization is not contingent upon, and will not affect in any way, shareholder approval of the other Reorganization. In addition, the consummation of one Reorganization is not contingent upon, and will not affect in any way, the consummation of the other Reorganization. Small-Cap Leaders shareholders should consider the Small-Cap Leaders Reorganization independently of the Small/Mid-Cap Premier Reorganization.

PORTFOLIO TURNOVER FOR
ROYCE SMALL-CAP LEADERS FUND AND ROYCE PENNSYLVANIA MUTUAL FUND

Each of Small-Cap Leaders and Pennsylvania Mutual pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in larger distributions of net realized capital gains and, therefore, higher taxes for shareholders whose fund shares are held in a taxable account. These costs, which are not reflected in the fee tables or expense examples of Small-Cap Leaders and Pennsylvania Mutual set forth above, affect the performance of these Funds. The portfolio turnover rates for Small-Cap Leaders and Pennsylvania Mutual during the fiscal year ended December 31, 2018 are shown below.

Royce Small-Cap Leaders Fund	Royce Pennsylvania Mutual Fund
62% of the average value of its portfolio	35% of the average value of its portfolio

SUMMARY OF SMALL-CAP LEADERS REORGANIZATION

The following is a summary of certain information contained elsewhere in this Prospectus/Proxy Statement relating to the Small-Cap Leaders Reorganization, including the form of Plan, a copy of which is attached as Appendix A hereto. You should read the more complete information in the rest of this Prospectus/Proxy Statement.

General Information Regarding Small-Cap Leaders and Pennsylvania Mutual
The Trust is a Delaware statutory trust that is registered with the SEC as an open-end management investment company. Each of Small-Cap Leaders and Pennsylvania Mutual is organized as a separate series of the Trust. Small-Cap Leaders and Pennsylvania Mutual are “diversified” investment companies within the meaning of the Investment Company Act of 1940 (the “1940 Act”). A “diversified” fund is a mutual fund that, with respect to 75% of the value of its total assets, may not: (i) have more than 5% of the value of its total assets invested in the securities of any one issuer and (ii) own more than 10% of the outstanding voting securities of any one issuer.

Lauren A. Romeo serves as the sole portfolio manager for Small-Cap Leaders. Charles M. Royce is Pennsylvania Mutual’s lead portfolio manager. Portfolio Managers Jay S. Kaplan and Lauren A. Romeo manage Pennsylvania Mutual with him. They are assisted by Portfolio Managers James P. Stoeffel, Chris E. Flynn, and Andrew S. Palen. It is currently expected that such Portfolio Managers for Pennsylvania Mutual will continue in their respective roles for the Combined Fund assuming completion of the Small-Cap Leaders Reorganization.

Upon completion of the Small-Cap Leaders Reorganization, the Combined Fund will be managed in accordance with Pennsylvania Mutual’s investment objective and principal investment policies and strategies and will be subject to Pennsylvania Mutual’s legal agreements.

Key Features of Small-Cap Leaders Reorganization
The Board of Trustees of the Trust (the “Board”) approved the Plan in connection with the Small-Cap Leaders Reorganization and unanimously recommends that Small-Cap Leaders shareholders vote to approve the Plan. The Plan provides, among other things, for:

•
the transfer of substantially all of the assets of Small-Cap Leaders to Pennsylvania Mutual in exchange for Pennsylvania Mutual’s assumption of substantially all of the liabilities of Small-Cap Leaders and Pennsylvania Mutual’s issuance to Small-Cap Leaders of the Pennsylvania Mutual Shares;

•	the pro rata distribution of the Pennsylvania Mutual Shares by Small-Cap Leaders to its shareholders;
•	the liquidation of Small-Cap Leaders and its termination as a series of the Trust.

The Pennsylvania Mutual Shares issued by Pennsylvania Mutual to Small-Cap Leaders as part of the Small-Cap Leaders Reorganization will have an aggregate net asset value that is equal to the aggregate net asset value of all of the Small-Cap Leaders shares that are outstanding immediately prior to such Reorganization. Small-Cap Leaders will, in turn, distribute those Pennsylvania Mutual Shares to its shareholders. The Pennsylvania Mutual Shares received by each Small-Cap Leaders shareholder as part of the Small-Cap Leaders Reorganization will be of the same class and will have an aggregate net asset value that is equal to the aggregate net asset value of their Small-Cap Leaders shares immediately prior to such Reorganization. Please see “Information About the Reorganizations–Summary of the Terms of the Plan” for more detailed information regarding the Plan.

Completion of the Small-Cap Leaders Reorganization is subject to the approval of Small-Cap Leaders shareholders as described in this Prospectus/Proxy Statement under the heading “Additional Voting Information–Required Vote” and the satisfaction of certain other conditions. If the Plan receives the required shareholder approval and the Small-Cap Leaders Reorganization is completed, Small-Cap Leaders shareholders will become shareholders of Pennsylvania Mutual and will no longer own Small-Cap Leaders shares, and Small-Cap Leaders will be liquidated and terminated as a series of the Trust. In the event the Plan does not receive the required shareholder approval or the Small-Cap Leaders Reorganization is not otherwise completed, Small-Cap Leaders and Pennsylvania Mutual will continue to operate as separate series of the Trust and Small-Cap Leaders shareholders will remain shareholders of that Fund.

Shareholder approval of one Reorganization is not contingent upon, and will not affect in any way, shareholder approval of the other Reorganization. In addition, the consummation of one Reorganization is not contingent upon, and will not affect in any way, the consummation of the other Reorganization. Small-Cap Leaders shareholders should consider the Small-Cap Leaders Reorganization independently of the Small/Mid-Cap Premier Reorganization.

The Trustees unanimously concluded that the interests of existing shareholders of Small-Cap Leaders would not be diluted as a result of the consummation of the Plan and that the consummation of the Plan is in the best interests of each of Small-Cap Leaders and Pennsylvania Mutual. Please see “Information About the Reorganizations–Reasons for the Proposed Small-Cap Leaders Reorganization” for detailed information about the factors considered by the Board in approving the Plan with respect to Small-Cap Leaders and certain other information supporting approval of the Small-Cap Leaders Reorganization.

Summary of Investment Objectives, Principal Investment Policies and Strategies, and Benchmarks for Royce Small-Cap Leaders Fund and Royce Pennsylvania Mutual Fund

This section summarizes the investment objectives, principal investment policies and strategies, and benchmarks for Small-Cap Leaders and Pennsylvania Mutual.

	Royce Small-Cap Leaders Fund	Royce Pennsylvania Mutual Fund
Investment Objective	Long-term growth of capital	Long-term growth of capital
Primary Investments	Normally, the Fund invests at least 80% of its net assets in equity securities of small-cap companies with stock market capitalizations up to $3 billion at the time of investment.	Normally, the Fund at least 65% of its net assets in equity securities of small- and micro-cap companies with stock market capitalizations up to $3 billion.
Investment Approach	The Fund generally invests in a limited number (generally up to 100) of issuers. Royce selects securities of “leading” companies—those that in its view are trading at attractive valuations that also have excellent business strengths, strong balance sheets, and/or improved prospects for growth, as well as those with the potential for improvement in cash flow levels and internal rates of return.	The Fund uses multiple investment disciplines in an effort to provide exposure to approaches that have historically tended to perform well in different market environments. These disciplines include investing in a “High Quality” approach—companies that Royce believes have competitive advantages and high returns on capital; a “Traditional Value” approach—companies that are currently out of favor, selling at what Royce deems to be low valuations; and a “Special Situations” approach—companies with complex structures that do not lend themselves to traditional valuation metrics, as well as other Royce approaches such as “Growth at a Reasonable Price” and “Deep Value.” The Fund’s portfolio managers generally focus on one or more of these approaches in managing segments of the Fund’s assets, while the Lead Portfolio Manager oversees investments across all segments.
Number of Holdings	As of December 31, 2018, the Fund had 78 holdings.	As of December 31, 2018, the Fund had 269 holdings.
Foreign Investments	Although the Fund normally focuses on securities of U.S. companies, it may invest up to 25% of its net assets (measured at the time of investment) in securities of companies headquartered in foreign countries. The Fund does not expect to hedge against declines in the U.S. dollar or to lock in the value of any foreign securities that it purchases.

As of December 31, 2018: Approximately 11% of the Fund’s net assets was invested in foreign securities.	Although the Fund normally focuses on securities of U.S. companies, it may invest up to 25% of its net assets (measured at the time of investment) in securities of companies headquartered in foreign countries. The Fund does not expect to hedge against declines in the U.S. dollar or to lock in the value of any foreign securities that it purchases.

As of December 31, 2018: Approximately 10.7% of the Fund’s net assets was invested in foreign securities.
Benchmark Index	Russell 2000 Index	Russell 2000 Index

Overall, Small-Cap Leaders and Pennsylvania Mutual are similar to one another in that they:

•	have the same investment objective;

•	use a bottom-up, small-cap core investment approach;

•	invest primarily in small-cap equity securities;

•	invest a substantial portion of their respective assets in U.S. issuers;

•	have the same benchmark index;

•	are subject to the same restrictions on their respective investments in foreign securities; and

•	do not expect to engage in hedging transactions to protect against declines in the U.S. dollar or to lock in the value of their foreign security holdings.

However, Small-Cap Leaders and Pennsylvania Mutual differ from one another in that Small-Cap Leaders invested in a limited number of issuers as of December 31, 2018 (i.e., 78 holdings) while Pennsylvania Mutual had a more broadly diversified portfolio in terms of number of holdings as of such date (i.e., 269 holdings).

Summary of Principal Investment Risks for Small-Cap Leaders and Pennsylvania Mutual
The principal investment risks associated with an investment in Small-Cap Leaders and Pennsylvania Mutual are identified in the table below. For detailed descriptions of these risks, please see “Comparison of Royce Small-Cap Leaders Fund and Royce Pennsylvania Mutual Fund” in this Prospectus/Proxy Statement.

Overall, Small-Cap Leaders and Pennsylvania Mutual are subject to substantially similar principal investment risks due to their common investment approaches and their focus on U.S. small-cap equity securities. However, Small-Cap Leaders’ investment in a limited number of issuers may involve considerably more risk to investors than Pennsylvania Mutual’s more broadly diversified portfolio of securities because Small-Cap Leaders’ portfolio may be more susceptible to any single corporate, economic, political, regulatory, or market event.

Principal Investment Risk	Royce Small-Cap Leaders Fund	Royce Pennsylvania Mutual Fund
Market Risk	Yes	Yes
Risk of Investing in Small-Cap Securities	Yes	Yes
Investment in a Limited Number of Issuers	Yes	No
Industry and Sector Overweights	Yes	Yes
Foreign Securities Risk	Yes	Yes

No assurance can be given that shares of the Combined Fund will not lose value. As with any Fund, the value of the Combined Fund’s investments, and, therefore, the value of the Combined Fund’s shares, may fluctuate.

Primary U.S. Federal Income Tax Consequences of Small-Cap Leaders Reorganization
The Reorganization is intended to qualify for U.S. federal income tax purposes as a tax-free reorganization under the Internal Revenue Code of 1986, as amended (the “Code”). It is expected that Small-Cap Leaders shareholders will not recognize gain or loss for U.S. federal income tax purposes upon the exchange of all of their Small-Cap Leaders shares solely for shares of Pennsylvania Mutual, as described herein and in the Plan. In addition, in general, it is expected that Small-Cap Leaders and Pennsylvania Mutual will not recognize gain or loss for U.S. federal income tax purposes upon the transactions contemplated by the Reorganization, except for any gain or loss that may be required to be recognized solely as a result of the close of the taxable year of Small-Cap Leaders due to the Reorganization or as a result of the transfer of certain assets, and any tax on any such gain would be borne by Small-Cap Leaders shareholders. Small-Cap Leaders does not expect to sell or otherwise dispose of any investments in a significant amount prior to the implementation of the Reorganization, except pursuant to transactions made in the ordinary course of business or with respect to investments that are not freely transferable or are otherwise restricted. If Small-Cap Leaders were to sell investments in anticipation of the Reorganization, Small-Cap Leaders could generate capital gains for its shareholders, which would be taxable.

Purchase and Redemption Procedures, Fee Structures, and Exchange Rights
Investment Class and Service Class shares of each of Small-Cap Leaders and Pennsylvania Mutual are subject to identical purchase and redemption procedures and have identical exchange rights. Investment Class and Service Class shares of Small-Cap Leaders are, however, subject to a higher contractual investment advisory fee rate than the corresponding shares of Pennsylvania Mutual. Shareholders of Small-Cap Leaders and Pennsylvania Mutual will not be subject to any redemption fees in connection with any redemptions of shares of the Combined Fund that are made within the first 30 days after the completion of the Small-Cap Leaders Reorganization.

Shareholder Voting for Small-Cap Leaders Reorganization
Only shareholders of Small-Cap Leaders will vote in connection with the Small-Cap Leaders Reorganization. The Board has set the close of business on March 18, 2019 as the record date (the “Record Date”) for determining those Small-Cap Leaders shareholders entitled to vote at the Small-Cap Leaders Meeting or any adjournment thereof. Only holders of record of Small-Cap Leaders shares at the close of business on the Record Date will be entitled to vote at such Meeting or any adjournment thereof. Small-Cap Leaders shareholders on the Record Date will be entitled one vote for each full Small-Cap Leaders share and a fractional vote for each Small-Cap Leaders fractional share that they hold, with no shares having cumulative voting rights.

Approval of the Plan in respect of the Small-Cap Leaders Reorganization requires the affirmative vote of a majority of the outstanding voting securities of Small-Cap Leaders, which is defined in the 1940 Act as the lesser of: (i) 67% or more of the shares of Small-Cap Leaders present at the relevant Meeting, if the holders of more than 50% of the outstanding shares of Small-Cap Leaders are present or represented by proxy at such Meeting; or (ii) more than 50% of the outstanding shares of Small-Cap Leaders.

All properly executed proxy cards received prior to the Small-Cap Leaders Meeting will be voted at such Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxy cards will be voted “FOR” the Proposal. You may revoke your proxy at any time before it is exercised by sending written instructions to the Secretary of the Trust at 745 Fifth Avenue, New York, New York 10151 or by submitting a new proxy card with a later date. In addition, any shareholder attending the Small-Cap Leaders Meeting may vote in person, whether or not he or she has previously submitted a proxy card. The Board knows of no business other than that mentioned in Proposal No. 1 of the Notice of Special Meeting that will be presented for consideration at the Small-Cap Leaders Meeting. If any other matter is properly presented at the Small-Cap Leaders Meeting or any adjournment thereof, it is the intention of the persons named on the enclosed proxy card to vote in accordance with their best judgment.

Shareholder approval of the Small-Cap Leaders Reorganization is not contingent upon, and will not affect in any way, shareholder approval of the Small/Mid-Cap Premier Reorganization. In addition, the consummation of the Small-Cap Leaders Reorganization is not contingent upon, and will not affect in any way, the consummation of the Small/Mid-Cap Premier Reorganization. Small-Cap Leaders shareholders should consider the proposal relating to the Small-Cap Leaders Reorganization independently of the proposal relating to the Small/Mid-Cap Premier Reorganization.

FEES AND EXPENSES FOR ROYCE SMALL/MID-CAP PREMIER FUND SHAREHOLDERS (INVESTMENT CLASS)

Shareholders of all mutual funds pay various expenses, either directly or indirectly. Transaction expenses are charged directly to your account. Operating expenses are paid from a fund’s assets and, therefore, are paid by shareholders indirectly.

The fee tables below describe the fees and expenses that you pay if you buy and hold Investment Class shares of Small/Mid-Cap Premier and Pennsylvania Mutual and the pro forma combined fees and expenses that you may pay if you buy and hold shares of the Combined Fund after giving effect to one or both of the Reorganizations. The annualized expense ratios below for Small/Mid-Cap Premier and Pennsylvania Mutual are based on their respective operating expenses and average net assets for the fiscal year ended December 31, 2018. The pro forma fees and expenses for the Investment Class shares of the Combined Fund further assume that one or both of the Reorganizations, as applicable, occurred on December 31, 2018.

The estimated pro forma Combined Fund fees and expenses presented below are based upon numerous material assumptions. Although these projections represent good faith estimates, no assurance can be given that any particular level of expenses will be achieved, because expenses depend on a variety of factors, including the future level of Fund assets, many of which are beyond the control of the Funds and Royce. Future expenses may be higher than those shown below.

Investment Class
Shareholder Fees (fees paid directly from your investment)
	Royce Small/Mid- Cap Premier Fund	Royce Pennsylvania Mutual Fund	Pro Forma Combined Fund Assuming Completion of Small/Mid-Cap Premier Reorganization	Pro Forma Combined Fund Assuming Completion of Both Reorganizations*
Maximum sales charge (load) imposed on purchases	0.00%	0.00%	0.00%	0.00%
Maximum deferred sales charge	0.00%	0.00%	0.00%	0.00%
Maximum sales charge (load) imposed on reinvested dividends	0.00%	0.00%	0.00%	0.00%
Annual Trustee’s Fee–applies only to GiftShare Accounts	$50**	N/A**	$50**	$50**
Redemption fee (as a percentage of amount redeemed on shares held for less than 30 days)	1.00%	1.00%	1.00%	1.00%

* Shareholder approval of one Reorganization is not contingent upon, and will not affect in any way, shareholder approval of the other Reorganization. In addition, the consummation of one Reorganization is not contingent upon, and will not affect in any way, the consummation of the other Reorganization. Small/Mid-Cap Premier shareholders should consider the Small/Mid-Cap Premier Reorganization independently of the Small-Cap Leaders Reorganization.

** Investment Class shares of Small/Mid-Cap Premier may be held in GiftShare Accounts. Pennsylvania Mutual, however, does not offer GiftShare Accounts as of the date hereof. Each GiftShare Account that holds Investment Class shares of Small/Mid-Cap Premier will receive the relevant number of Investment Class shares of the Combined Fund upon completion of the Small/Mid-Cap Premier Reorganization as contemplated under the Plan. In addition, the Trust Agreement governing such GiftShare Accounts will be amended, effective as of the completion of the Small/Mid-Cap Premier Reorganization, to provide for the investment of trust assets in the relevant shares of Pennsylvania Mutual rather than Small-Mid-Cap Premier.

Investment Class
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Royce Small/Mid- Cap Premier Fund	Royce Pennsylvania Mutual Fund	Pro Forma Combined Fund Assuming Completion of Small/Mid-Cap Premier Reorganization	Pro Forma Combined Fund Assuming Completion of Both Reorganizations*
Management fees	0.85%	0.76%	0.76%	0.76%
Distribution (12b-1) fees	0.00%	0.00%	0.00%	0.00%
Other expenses	0.17%	0.16%	0.16%	0.16%
Total annual Fund operating expenses	1.02%	0.92%	0.92%	0.92%

* Shareholder approval of one Reorganization is not contingent upon, and will not affect in any way, shareholder approval of the other Reorganization. In addition, the consummation of one Reorganization is not contingent upon, and will not affect in any way, the consummation of the other Reorganization. Small/Mid-Cap Premier shareholders should consider the Small/Mid-Cap Premier Reorganization independently of the Small-Cap Leaders Reorganization.

Investment Class Expense Example
This example is intended to help you compare the cost of investing in Investment Class shares of Small/Mid-Cap Premier, Pennsylvania Mutual, and the Combined Fund after giving effect to one or both of the Reorganizations based on their annualized expense ratios as shown in the fee table above with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the relevant Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the relevant Fund’s total operating expenses remain the same (net of the fee waivers/and or expense reimbursements for the periods noted above in which such fee waivers/and or expense reimbursements would be operative). Although your actual costs may be higher or lower, based on the assumptions your costs would be:

	Royce Small/Mid-Cap Premier Fund	Royce Pennsylvania Mutual Fund	Pro Forma Combined Fund Assuming Completion of Small/Mid-Cap Premier Reorganization	Pro Forma Combined Fund Assuming Completion of Both Reorganizations*
1 Year	$104**	$94	$94**	$94**
3 Years	$325**	$293	$293**	$293**
5 Years	$563**	$509	$509**	$509**
10 Years	$1,248**	$1,131	$1,131**	$1,131**
* Shareholder approval of one Reorganization is not contingent upon, and will not affect in any way, shareholder approval of the other Reorganization. In addition, the consummation of one Reorganization is not contingent upon, and will not affect in any way, the consummation of the other Reorganization. Small/Mid-Cap Premier shareholders should consider the Small/Mid-Cap Premier Reorganization independently of the Small-Cap Leaders Reorganization.

** Exclusive of $50 Annual Trustee’s Fee for GiftShare Accounts.

FEES AND EXPENSES FOR ROYCE SMALL/MID-CAP PREMIER FUND SHAREHOLDERS (SERVICE CLASS)

Shareholders of all mutual funds pay various expenses, either directly or indirectly. Transaction expenses are charged directly to your account. Operating expenses are paid from a fund’s assets and, therefore, are paid by shareholders indirectly.

The fee tables below describe the fees and expenses that you pay if you buy and hold Service Class shares of Small/Mid-Cap Premier and Pennsylvania Mutual and the pro forma combined fees and expenses that you may pay if you buy and hold shares of the Combined Fund after giving effect to one or both of the Reorganizations. The annualized expense ratios below for Small/Mid-Cap Premier and Pennsylvania Mutual are based on their respective operating expenses and average net assets for the fiscal year ended December 31, 2018. The pro forma fees and expenses for the Service Class shares of the Combined Fund further assume that one or both of the Reorganizations, as applicable, occurred on December 31, 2018.

The estimated pro forma Combined Fund fees and expenses presented below are based upon numerous material assumptions. Although these projections represent good faith estimates, no assurance can be given that any particular level of expenses will be achieved, because expenses depend on a variety of factors, including the future level of Fund assets, many of which are beyond the control of the Funds and Royce. Future expenses may be higher than those shown below.

Service Class
Shareholder Fees (fees paid directly from your investment)
	Royce Small/Mid- Cap Premier Fund	Royce Pennsylvania Mutual Fund	Pro Forma Combined Fund Assuming Completion of Small/Mid-Cap Premier Reorganization	Pro Forma Combined Fund Assuming Completion of Both Reorganizations*
Maximum sales charge (load) imposed on purchases	0.00%	0.00%	0.00%	0.00%
Maximum deferred sales charge	0.00%	0.00%	0.00%	0.00%
Maximum sales charge (load) imposed on reinvested dividends	0.00%	0.00%	0.00%	0.00%
Annual Trustee’s Fee-applies only to GiftShare Accounts	$50**	N/A**	$50**	$50**
Redemption fee (as a percentage of amount redeemed on shares held for less than 30 days)	1.00%	1.00%	1.00%	1.00%

* Shareholder approval of one Reorganization is not contingent upon, and will not affect in any way, shareholder approval of the other Reorganization. In addition, the consummation of one Reorganization is not contingent upon, and will not affect in any way, the consummation of the other Reorganization. Small/Mid-Cap Premier shareholders should consider the Small/Mid-Cap Premier Reorganization independently of the Small-Cap Leaders Reorganization.

** Service Class shares of Small/Mid-Cap Premier may be held in GiftShare Accounts. Pennsylvania Mutual, however, does not offer GiftShare Accounts as of the date hereof. Each GiftShare Account that holds Service Class shares of Small/Mid-Cap Premier will receive the relevant number of Service Class shares of the Combined Fund upon completion of the Small/Mid-Cap Premier Reorganization as contemplated under the Plan. In addition, the Trust Agreement governing such GiftShare Accounts will be amended, effective as of the completion of the Small/Mid-Cap Premier Reorganization, to provide for the investment of trust assets in the relevant shares of Pennsylvania Mutual rather than Small-Mid-Cap Premier.

Service Class
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Royce Small/Mid- Cap Premier Fund	Royce Pennsylvania Mutual Fund	Pro Forma Combined Fund Assuming Completion of Small/Mid-Cap Premier Reorganization	Pro Forma Combined Fund Assuming Completion of Both Reorganizations*
Management fees	0.85%	0.76%	0.76%	0.76%
Distribution (12b-1) fees	0.25%	0.25%	0.25%	0.25%
Other expenses	0.21%	0.29%	0.21%	0.22%
Total annual Fund operating expenses	1.31%	1.30%	1.22%	1.23%

* Shareholder approval of one Reorganization is not contingent upon, and will not affect in any way, shareholder approval of the other Reorganization. In addition, the consummation of one Reorganization is not contingent upon, and will not affect in any way, the consummation of the other Reorganization. Small/Mid-Cap Premier shareholders should consider the Small/Mid-Cap Premier Reorganization independently of the Small-Cap Leaders Reorganization.

Service Class Expense Example
This example is intended to help you compare the cost of investing in Service Class shares of Small/Mid-Cap Premier, Pennsylvania Mutual, and the Combined Fund after giving effect to one or both of the Reorganizations based on their annualized expense ratios as shown in the fee table above with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the relevant Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the relevant Fund’s total operating expenses remain the same (net of the fee waivers/and or expense reimbursements for the periods noted above in which such fee waivers/and or expense reimbursements would be operative). Although your actual costs may be higher or lower, based on the assumptions your costs would be:

	Royce Small/Mid-Cap Premier Fund	Royce Pennsylvania Mutual Fund	Pro Forma Combined Fund Assuming Completion of Small/Mid-Cap Premier Reorganization	Pro Forma Combined Fund Assuming Completion of Both Reorganizations*
1 Year	$133**	$132	$124**	$125**
3 Years	$415**	$412	$387**	$390**
5 Years	$718**	$713	$670**	$676**
10 Years	$1,579**	$1,568	$1,477**	$1,489**
* Shareholder approval of one Reorganization is not contingent upon, and will not affect in any way, shareholder approval of the other Reorganization. In addition, the consummation of one Reorganization is not contingent upon, and will not affect in any way, the consummation of the other Reorganization. Small/Mid-Cap Premier shareholders should consider the Small/Mid-Cap Premier Reorganizations independently of the Small-Cap Leaders Reorganization.

** Exclusive of $50 Annual Trustee’s Fee for GiftShare Accounts.

FEES AND EXPENSES FOR ROYCE SMALL/MID-CAP PREMIER FUND SHAREHOLDERS (CONSULTANT CLASS)

Shareholders of all mutual funds pay various expenses, either directly or indirectly. Transaction expenses are charged directly to your account. Operating expenses are paid from a fund’s assets and, therefore, are paid by shareholders indirectly.

The fee tables below describe the fees and expenses that you pay if you buy and hold Consultant Class shares of Small/Mid-Cap Premier and Pennsylvania Mutual and the pro forma combined fees and expenses that you may pay if you buy and hold shares of the Combined Fund after giving effect to one or both of the Reorganizations. The annualized expense ratios below for Small/Mid-Cap Premier and Pennsylvania Mutual are based on their respective operating expenses and average net assets for the fiscal year ended December 31, 2018, as adjusted to give effect to any contractual annual expense caps that were in effect during that period. The pro forma fees and expenses for the Consultant Class shares of the Combined Fund further assume that one or both of the Reorganizations, as applicable, occurred on December 31, 2018.

The estimated pro forma Combined Fund fees and expenses presented below are based upon numerous material assumptions. Although these projections represent good faith estimates, no assurance can be given that any particular level of expenses will be achieved, because expenses depend on a variety of factors, including the future level of Fund assets, many of which are beyond the control of the Funds and Royce. Future expenses may be higher than those shown below.

Consultant Class
Shareholder Fees (fees paid directly from your investment)
	Royce Small/Mid- Cap Premier Fund	Royce Pennsylvania Mutual Fund	Pro Forma Combined Fund Assuming Completion of Small/Mid-Cap Premier Reorganization	Pro Forma Combined Fund Assuming Completion of Both Reorganizations*
Maximum sales charge (load) imposed on purchases	0.00%	0.00%	0.00%	0.00%
Maximum deferred sales charge on purchases held for less than 365 days	1.00%	1.00%	1.00%	1.00%
Maximum sales charge (load) imposed on reinvested dividends	0.00%	0.00%	0.00%	0.00%
Annual Trustee’s Fee-applies only to GiftShare Accounts	$50**	N/A**	$50**	$50**

* Small-Cap Leaders does not offer Consultant Class shares. Shareholder approval of one Reorganization is not contingent upon, and will not affect in any way, shareholder approval of the other Reorganization. In addition, the consummation of one Reorganization is not contingent upon, and will not affect in any way, the consummation of the other Reorganization. Small/Mid-Cap Premier shareholders should consider the Small/Mid-Cap Premier Reorganization independently of the Small-Cap Leaders Reorganization.

** Consultant Class shares of Small/Mid-Cap Premier may be held in GiftShare Accounts. Pennsylvania Mutual, however, does not offer GiftShare Accounts as of the date hereof. Each GiftShare Account that holds Consultant Class shares of Small/Mid-Cap Premier will receive the relevant number of Consultant Class shares of the Combined Fund upon completion of the Small/Mid-Cap Premier Reorganization as contemplated under the Plan. In addition, the Trust Agreement governing such GiftShare Accounts will be amended, effective as of the completion of the Small/Mid-Cap Premier Reorganization, to provide for the investment of trust assets in the relevant shares of Pennsylvania Mutual rather than Small-Mid-Cap Premier.

Consultant Class
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Royce Small/Mid- Cap Premier Fund	Royce Pennsylvania Mutual Fund	Pro Forma Combined Fund Assuming Completion of Small/Mid-Cap Premier Reorganization	Pro Forma Combined Fund Assuming Completion of Both Reorganizations*
Management fees	0.85%	0.76%	0.76%	0.76%
Distribution (12b-1) fees	1.00%	1.00%	1.00%	1.00%
Other expenses	0.39%	0.17%	0.17%	0.17%
Total annual Fund operating expenses prior to fee waivers and/or expense reimbursements	2.24%	1.93%	1.93%	1.93%
Fee waivers and/or expense reimbursements	(0.15)%**	(0.00)%	(0.00)%	(0.00)%
Total annual Fund operating expenses after fee waivers and/or expense reimbursements	2.09%**	1.93%	1.93%	1.93%

* Small-Cap Leaders does not offer Consultant Class shares. Shareholder approval of one Reorganization is not contingent upon, and will not affect in any way, shareholder approval of the other Reorganization. In addition, the consummation of one Reorganization is not contingent upon, and will not affect in any way, the consummation of the other Reorganization. Small/Mid-Cap Premier shareholders should consider the Small/Mid-Cap Premier Reorganization independently of the Small-Cap Leaders Reorganization.

** Royce has contractually agreed, without right of termination, to waive fees and/or reimburse expenses to the extent necessary to maintain the Consultant Class’s net annual operating expenses (excluding brokerage commissions, taxes, interest, litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business) at or below 2.09% through December 31, 2019.

Consultant Class Expense Example
This example is intended to help you compare the cost of investing in Consultant Class shares of Small/Mid-Cap Premier, Pennsylvania Mutual, and the Combined Fund after giving effect to one or both of the Reorganizations based on their annualized expense ratios as shown in the fee table above with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the relevant Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the relevant Fund’s total operating expenses remain the same (net of the fee waivers/and or expense reimbursements for the periods noted above in which such fee waivers/and or expense reimbursements would be operative). Although your actual costs may be higher or lower, based on the assumptions your costs would be:

	Royce Small/Mid-Cap Premier Fund	Royce Pennsylvania Mutual Fund	Pro Forma Combined Fund Assuming Completion of Small/Mid-Cap Premier Reorganization	Pro Forma Combined Fund Assuming Completion of Both Reorganizations*
1 Year	$212**	$196	$196**	$196**
3 Years	$686**	$606	$606**	$606**
5 Years	$1,186**	$1,042	$1,042**	$1,042**
10 Years	$2,563**	$2,254	$2,254**	$2,254**
* Small-Cap Leaders does not offer Consultant Class shares. Shareholder approval of one Reorganization is not contingent upon, and will not affect in any way, shareholder approval of the other Reorganization. In addition, the consummation of one Reorganization is not contingent upon, and will not affect in any way, the consummation of the other Reorganization. Small/Mid-Cap Premier shareholders should consider the Small/Mid-Cap Premier Reorganization independently of the Small-Cap Leaders Reorganization.

** Exclusive of $50 Annual Trustee’s Fee for GiftShare Accounts.

PORTFOLIO TURNOVER FOR
ROYCE SMALL/MID-CAP PREMIER FUND AND ROYCE PENNSYLVANIA MUTUAL FUND

Each of Small/Mid-Cap Premier and Pennsylvania Mutual pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in larger distributions of net realized capital gains and, therefore, higher taxes for shareholders whose fund shares are held in a taxable account. These costs, which are not reflected in the fee tables or expense examples of Small/Mid-Cap Premier and Pennsylvania Mutual set forth above, affect the performance of these Funds. The portfolio turnover rates for Small/Mid-Cap Premier and Pennsylvania Mutual during the fiscal year ended December 31, 2018 are shown below.

Royce Small/Mid-Cap Premier Fund	Royce Pennsylvania Mutual Fund
69% of the average value of its portfolio	35% of the average value of its portfolio

SUMMARY OF SMALL/MID-CAP PREMIER REORGANIZATION

The following is a summary of certain information contained elsewhere in this Prospectus/Proxy Statement relating to the Small/Mid-Cap Premier Reorganization, including the form of Plan, a copy of which is attached as Appendix A hereto. You should read the more complete information in the rest of this Prospectus/Proxy Statement.

General Information Regarding Small/Mid-Cap Premier and Pennsylvania Mutual
As noted above, the Trust is a Delaware statutory trust that is registered with the SEC as an open-end management investment company. Each of Small/Mid-Cap Premier and Pennsylvania Mutual is organized as a separate series of the Trust. Small/Mid-Cap Premier and Pennsylvania Mutual are “diversified” investment companies within the meaning of the 1940 Act. A “diversified” fund is a mutual fund that, with respect to 75% of the value of its total assets, may not: (i) have more than 5% of the value of its total assets invested in the securities of any one issuer and (ii) own more than 10% of the outstanding voting securities of any one issuer.

Steven G. McBoyle serves as Small/Mid-Cap Premier’s sole portfolio manager. Charles M. Royce is Pennsylvania Mutual’s lead portfolio manager. Portfolio Managers Jay S. Kaplan and Lauren A. Romeo manage Pennsylvania Mutual with him. They are assisted by Portfolio Managers James P. Stoeffel, Chris E. Flynn, and Andrew S. Palen. It is currently expected that such Portfolio Managers for Pennsylvania Mutual will continue in their respective roles for the Combined Fund assuming completion of the Small/Mid-Cap Premier Reorganization. It is further expected that Mr. McBoyle will join the portfolio management group for the Combined Fund assuming completion of the Small/Mid-Cap Premier Reorganization.

Upon completion of the Small/Mid-Cap Premier Reorganization, the Combined Fund will be managed in accordance with Pennsylvania Mutual’s investment objective and principal investment policies and strategies and will be subject to Pennsylvania Mutual’s legal agreements. In addition, the Trust Agreement governing such GiftShare Accounts will be amended, effective as of the completion of the Small/Mid-Cap Premier Reorganization, to provide for the investment of trust assets in the relevant shares of Pennsylvania Mutual rather than Small-Mid-Cap Premier.

Key Features of Small/Mid-Cap Premier Reorganization
The Board approved the Plan in connection with the Small/Mid-Cap Premier Reorganization and unanimously recommends that Small/Mid-Cap Premier shareholders vote to approve the Plan. The Plan provides, among other things, for:

•
the transfer of substantially all of the assets of Small/Mid-Cap Premier to Pennsylvania Mutual in exchange for Pennsylvania Mutual’s assumption of substantially all of the liabilities of Small/Mid-Cap Premier and Pennsylvania Mutual’s issuance to Small/Mid-Cap Premier of the Pennsylvania Mutual Shares;

•	the pro rata distribution of the Pennsylvania Mutual Shares by Small/Mid-Cap Premier to its shareholders;
•	the liquidation of Small/Mid-Cap Premier and its termination as a series of the Trust.

The Pennsylvania Mutual Shares issued by Pennsylvania Mutual to Small/Mid-Cap Premier as part of the Small/Mid-Cap Premier Reorganization will have an aggregate net asset value that is equal to the aggregate net asset value of all of the Small/Mid-Cap Premier shares that are outstanding immediately prior to such Reorganization. Small/Mid-Cap Premier will, in turn, distribute those Pennsylvania Mutual Shares to its shareholders. The Pennsylvania Mutual Shares received by each Small/Mid-Cap Premier shareholder as part of the Small/Mid-Cap Premier Reorganization will be of the same class and will have an aggregate net asset value that is equal to the aggregate net asset value of their Small/Mid-Cap Premier shares immediately prior to such Reorganization. Please see “Information About the Reorganizations-Summary of the Terms of the Plan” for more detailed information regarding the Plan.

Completion of the Small/Mid-Cap Premier Reorganization is subject to the approval of Small/Mid-Cap Premier shareholders as described in this Prospectus/Proxy Statement under the heading “Additional Voting Information-Required Vote” and the satisfaction of certain other conditions. If the Plan receives the required shareholder approval and the Small/Mid-Cap Premier Reorganization is completed, Small/Mid-Cap Premier shareholders will become shareholders of Pennsylvania Mutual and will no longer own Small/Mid-Cap Premier shares, and Small/Mid-Cap Premier will be liquidated and terminated as a series of the Trust. In the event the Plan does not receive the required shareholder approval or the Small/Mid-Cap Premier Reorganization is not otherwise completed, Small/Mid-Cap Premier and Pennsylvania Mutual will continue to operate as separate series of the Trust and Small/Mid-Cap Premier shareholders will remain shareholders of that Fund.

Shareholder approval of one Reorganization is not contingent upon, and will not affect in any way, shareholder approval of the other Reorganization. In addition, the consummation of one Reorganization is not contingent upon, and will not affect in any way, the consummation of the other Reorganization. Small/Mid-Cap Premier shareholders should consider the Small/Mid-Cap Premier Reorganization independently of the Small/Mid-Cap Premier Reorganization.

The Trustees unanimously concluded that the interests of existing shareholders of Small/Mid-Cap Premier would not be diluted as a result of the consummation of the Plan and that the consummation of the Plan is in the best interests of each of Small/Mid-Cap Premier and Pennsylvania Mutual. Please see “Information About the Reorganizations-Reasons for the Proposed Small/Mid-Cap Premier Reorganization” for detailed information about the factors considered by the Board in approving the Plan with respect to Small/Mid-Cap Premier and certain other information supporting approval of the Small/Mid-Cap Premier Reorganization.

Summary of Investment Objectives, Principal Investment Policies and Strategies, and Benchmarks for Small/Mid-Cap Premier and Pennsylvania Mutual

This section summarizes the investment objectives, principal investment policies and strategies, and benchmarks for Small/Mid-Cap Premier and Pennsylvania Mutual.

	Royce Small/Mid-Cap Premier Fund	Royce Pennsylvania Mutual Fund
Investment Objective	Long-term growth of capital	Long-term growth of capital
Primary Investments	Normally, the Fund invests at least 80% of its net assets in equity securities of small- and mid-cap companies with stock market capitalizations up to $15 billion.	Normally, the Fund at least 65% of its net assets in equity securities of small- and micro-cap companies with stock market capitalizations up to $3 billion.
Investment Approach	The Fund generally invests in a limited number (generally less than 100) of issuers. Royce looks for companies that it considers “premier”—those that it believes have sustainable, moat-like franchises, discernible competitive advantages, a history of prudent capital allocation, and opportunities to profitably reinvest excess cash flow.	The Fund uses multiple investment disciplines in an effort to provide exposure to approaches that have historically tended to perform well in different market environments. These disciplines include investing in a “High Quality” approach—companies that Royce believes have competitive advantages and high returns on capital; a “Traditional Value” approach—companies that are currently out of favor, selling at what Royce deems to be low valuations; and a “Special Situations” approach—companies with complex structures that do not lend themselves to traditional valuation metrics, as well as other Royce approaches such as “Growth at a Reasonable Price” and “Deep Value.” The Fund’s portfolio managers generally focus on one or more of these approaches in managing segments of the Fund’s assets, while the Lead Portfolio Manager oversees investments across all segments.
Number of Holdings	As of December 31, 2018, the Fund had 66 holdings.	As of December 31, 2018, the Fund had 269 holdings.
Foreign Investments	Although the Fund normally focuses on securities of U.S. companies, it may invest up to 25% of its net assets (measured at the time of investment) in securities of companies headquartered in foreign countries. The Fund does not expect to hedge against declines in the U.S. dollar or to lock in the value of any foreign securities that it purchases.

As of December 31, 2018: Approximately 2.8% of the Fund’s net assets was invested in foreign securities.	Although the Fund normally focuses on securities of U.S. companies, it may invest up to 25% of its net assets (measured at the time of investment) in securities of companies headquartered in foreign countries. The Fund does not expect to hedge against declines in the U.S. dollar or to lock in the value of any foreign securities that it purchases.

As of December 31, 2018: Approximately 10.7% of the Fund’s net assets was invested in foreign securities.
Benchmark Index(es)	Russell 2500 Index (Primary) Russell 2000 Index (Secondary)	Russell 2000 Index

Overall, Small/Mid-Cap Premier and Pennsylvania Mutual are similar to one another in that they:

•	have the same investment objective;

•	use a bottom-up, core investment approach;

•	invest a substantial portion of their respective assets in the equity securities of U.S. issuers;

•	are subject to the same restrictions on their respective investments in foreign securities; and

•	do not expect to engage in hedging transactions to protect against declines in the U.S. dollar or to lock in the value of their foreign security holdings.

Small/Mid-Cap Premier and Pennsylvania Mutual are, however, different from one another in that:

•
Small/Mid-Cap Premier normally invests at least 80% of its net assets in small-cap and mid-cap companies with stock market capitalizations up to $15 billion while Pennsylvania Mutual normally invests at least 65% of its nets assets in small- and micro-cap companies with stock market capitalizations up to $3 billion;

•	The primary benchmark index for Small/Mid-Cap Premier is the Russell 2500 Index while the benchmark index for Pennsylvania Mutual is the Russell 2000 Index;

•
Small/Mid-Cap Premier had a significantly higher geometric average market capitalization than Pennsylvania Mutual as of December 31, 2018 (i.e., approximately $4.1 billion for Small/Mid-Cap Premier compared to approximately $1.72 billion for Pennsylvania Mutual); and

•
Small/Mid-Cap Premier normally invests in a limited number (generally less than 100) of issuers while Pennsylvania Mutual normally has a more broadly diversified portfolio in terms of number of holdings (e.g., Small/Mid-Cap Premier had 66 portfolio holdings as of December 31, 2018 while Pennsylvania Mutual had 269 portfolio holdings as of such date).

Summary of Principal Investment Risks for Small/Mid-Cap Premier and Pennsylvania Mutual
The principal investment risks associated with an investment in Small/Mid-Cap Premier and Pennsylvania Mutual are identified in the table below. For detailed descriptions of these risks, please see “Comparison of Royce Small/Mid-Cap Premier Fund and Royce Pennsylvania Mutual Fund” in this Prospectus/Proxy Statement. Overall, Small/Mid-Cap Premier and Pennsylvania Mutual are subject to similar principal investment risks due to their similar investment strategies and their focus on U.S. equity securities. However, Small/Mid-Cap Premier’s investment in a limited number of issuers may involve considerably more risk to investors than Pennsylvania Mutual’s more broadly diversified portfolio of securities because Small/Mid-Cap Premier’s portfolio may be more susceptible to any single corporate, economic, political, regulatory, or market event.

Principal Investment Risk	Royce Small/Mid-Cap Premier Fund	Royce Pennsylvania Mutual Fund
Market Risk	Yes	Yes
Risk of Investing in Smaller-Company Securities	Yes*	Yes*
Investment in a Limited Number of Issuers	Yes	No
Industry and Sector Overweights	Yes	Yes
Foreign Securities Risk	Yes	Yes
* The prices of equity securities of companies with stock market capitalizations up to $3 billion are generally more volatile than those of equity securities of companies with stock market capitalizations between $3 billion and $15 billion. As a result, an investment in Pennsylvania Mutual may involve more risk of loss and its returns may differ from Small/Mid-Cap Premier to the extent Pennsylvania Mutual invests, relative to Small/Mid-Cap Premier, a greater portion of its assets in the equity securities of companies with stock market capitalizations up to $3 billion while Small/Mid-Cap Premier invests, relative to Pennsylvania Mutual, a greater portion of its assets in the equity securities of companies with stock market capitalizations between $3 billion and $15 billion.

No assurance can be given that shares of the Combined Fund will not lose value. As with any Fund, the value of the Combined Fund’s investments, and, therefore, the value of the Combined Fund’s shares, may fluctuate.

Primary U.S. Federal Income Tax Consequences of Small/Mid-Cap Premier Reorganization
The Reorganization is intended to qualify for U.S. federal income tax purposes as a tax-free reorganization under the Code. It is expected that Small/Mid-Cap Premier shareholders will not recognize gain or loss for U.S. federal income tax purposes upon the exchange of all of their Small/Mid-Cap Premier shares solely for shares of Pennsylvania Mutual, as described herein and in the Plan. In addition, in general, it is expected that Small/Mid-Cap Premier and Pennsylvania Mutual will not recognize gain or loss for U.S. federal income tax purposes upon the transactions contemplated by the Reorganization, except for any gain or loss that may be required to be recognized solely as a result of the close of the taxable year of Small/Mid-Cap Premier due to the Reorganization or as a result of the transfer of certain assets, and any tax on any such gain would be borne by Small/Mid-Cap Premier shareholders. Small/Mid-Cap Premier does not expect to sell or otherwise dispose of any investments in a significant amount prior to the implementation of the Reorganization, except pursuant to transactions made in the ordinary course of business or with respect to investments that are not freely transferable or are otherwise restricted. If Small/Mid-Cap Premier were to sell investments in anticipation of the Reorganization, Small/Mid-Cap Premier could generate capital gains for its shareholders, which would be taxable.

Purchase and Redemption Procedures, Fee Structures, and Exchange Rights
Investment Class, Service Class, and Consultant Class shares of Small/Mid-Cap Premier and Pennsylvania Mutual are subject to identical purchase and redemption procedures and have identical exchange rights. Investment Class, Service Class, and Consultant Class shares of Small/Mid-Cap Premier are, however, subject to a higher effective investment advisory fee rate than the corresponding shares of Pennsylvania Mutual as of the date hereof. GiftShare Accounts which hold Investment Class, Service Class, and Consultant Class shares of Small/Mid-Cap Premier immediately prior to the Small/Mid-Cap Premier Reorganization and receive the corresponding shares of the Combined Fund upon completion of such Reorganization will remain subject to the same terms and conditions. Shareholders of Small/Mid-Cap Premier and Pennsylvania Mutual will not be subject to any redemption fees in connection with any redemptions of shares of the Combined Fund that are made within the first 30 days after the completion of the Small/Mid-Cap Premier Reorganization.

As noted above, Consultant Class shares of Small/Mid-Cap Premier and Pennsylvania Mutual held for less than 365 days generally are subject to a contingent deferred sales charge of 1.00% (the “CDSC”). For purposes of determining whether any CDSC is payable in connection with any disposition of the new Consultant Class shares of Pennsylvania Mutual that are issued as part of the Small/Mid-Cap Premier Reorganization, the holding period for the currently outstanding Consultant Class shares of Small/Mid-Cap Premier will be “tacked” to the holding period of such new Consultant Class shares of Pennsylvania Mutual. For example, assume an investor purchases Consultant Class shares of Small/Mid-Cap Premier six months prior to the Closing Date for the Small/Mid-Cap Premier Reorganization and then redeems the Consultant Class shares of Pennsylvania Mutual received as part of such Reorganization seven months after such Closing Date. Even though the investor held the new Consultant Class shares of Pennsylvania Mutual for less than 365 days prior to redeeming them, no CDSC would be payable in connection with this redemption because the investor would be deemed to have held such new Consultant Class shares of Pennsylvania Mutual for more than 365 days due to the “tacking” of the six-month holding period of the Consultant Class shares of Small/Mid-Cap Premier to the seven-month holding period of the new Consultant Class shares of Pennsylvania Mutual.

Shareholder Voting for Small/Mid-Cap Premier Reorganization
Only shareholders of Small/Mid-Cap Premier will vote in connection with the Small/Mid-Cap Premier Reorganization. The Board has set the close of business on March 18, 2019 as the record date (the “Record Date”) for determining those Small/Mid-Cap Premier shareholders entitled to vote at the Small/Mid-Cap Premier Meeting or any adjournment thereof. Only holders of record of Small/Mid-Cap Premier shares at the close of business on the Record Date will be entitled to vote at such Meeting or any adjournment thereof. Small/Mid-Cap Premier shareholders on the Record Date will be entitled one vote for each full Small/Mid-Cap Premier share and a fractional vote for each Small/Mid-Cap Premier fractional share that they hold, with no shares having cumulative voting rights.

Approval of the Plan in respect of the Small/Mid-Cap Premier Reorganization requires the affirmative vote of a majority of the outstanding voting securities of Small/Mid-Cap Premier, which is defined in the 1940 Act as the lesser of: (i) 67% or more of the shares of Small/Mid-Cap Premier present at the relevant Meeting, if the holders of more than 50% of the outstanding shares of Small/Mid-Cap Premier are present or represented by proxy at such Meeting; or (ii) more than 50% of the outstanding shares of Small/Mid-Cap Premier.

All properly executed proxy cards received prior to the Small/Mid-Cap Premier Meeting will be voted at such Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxy cards will be voted “FOR” the Proposal. You may revoke your proxy at any time before it is exercised by sending written instructions to the Secretary of the Trust at 745 Fifth Avenue, New York, New York 10151 or by submitting a new proxy card with a later date. In addition, any shareholder attending the Small/Mid-Cap Premier Meeting may vote in person, whether or not he or she has previously submitted a proxy card. The Board knows of no business other than that mentioned in Proposal No. 1 of the Notice of Special Meeting that will be presented for consideration at the Small/Mid-Cap Premier Meeting. If any other matter is properly presented at the Small/Mid-Cap Premier Meeting or any adjournment thereof, it is the intention of the persons named on the enclosed proxy card to vote in accordance with their best judgment.

Shareholder approval of the Small/Mid-Cap Premier Reorganization is not contingent upon, and will not affect in any way, shareholder approval of the Small-Cap Leaders Reorganization. In addition, the consummation of the Small/Mid-Cap Premier Reorganization is not contingent upon, and will not affect in any way, the consummation of the Small-Cap Leaders Reorganization. Small/Mid-Cap Premier shareholders should consider the proposal relating to the Small/Mid-Cap Premier Reorganization independently of the proposal relating to the Small-Cap Leaders Reorganization.

INFORMATION ABOUT THE REORGANIZATIONS

To the extent any of the discussion below under this heading refers only to a single Reorganization, the terms and conditions of the Plan shall in all respects apply separately to each Reorganization and to Pennsylvania Mutual and the relevant Target Fund, as applicable.

General
As described in more detail below in this section under the sub-heading “Summary of the Terms of the Plan,” the Target Fund will transfer substantially all of its assets to Pennsylvania Mutual in exchange for Pennsylvania Mutual’s assumption of substantially all of the liabilities of the Target Fund and the issuance of the Pennsylvania Mutual Shares to the Target Fund. The date on which these transactions occur in connection with a Reorganization is referred to as the “Closing Date” in this Prospectus/Proxy Statement. The Pennsylvania Mutual Shares issued to the Target Fund will have an aggregate net asset value that is equal to the aggregate net asset value of the outstanding shares of the Target Fund as of the close of trading on the New York Stock Exchange (the “NYSE”) on the business day immediately prior to the Closing Date (referred to as the “Valuation Time”).

The distribution of the Pennsylvania Mutual Shares to Target Fund shareholders will be accomplished by opening new accounts on the books of Pennsylvania Mutual in the names of Target Fund shareholders and transferring to those shareholder accounts the relevant Pennsylvania Mutual Shares. Accordingly, as a result of a Reorganization, each Target Fund shareholder will receive shares of the same class of Pennsylvania Mutual that they hold for their Target Fund having an aggregate net asset value that is equal to the aggregate net asset value of their Target Fund shares as of the Valuation Time. No sales charge, redemption fee, or other fee will be assessed to Target Fund shareholders in connection with their receipt of the Pennsylvania Mutual Shares as part of a Reorganization. The stock transfer books of the Target Fund will be permanently closed on the Closing Date. Upon the distribution of the Pennsylvania Mutual Shares by the Target Fund to its shareholders, the Target Fund will be liquidated and terminated as a series of the Trust.

Each Reorganization is structured so that Pennsylvania Mutual will be the legal survivor in the relevant Reorganization, which means that the management and operation of the Combined Fund will be governed by Pennsylvania Mutual’s investment objective, principal investment policies and strategies, and legal agreements upon completion of such Reorganization. In addition, Pennsylvania Mutual will be the accounting survivor in each Reorganization, which means that the Combined Fund will carry on the performance and financial history of Pennsylvania Mutual upon completion of the relevant Reorganization.

Summary of the Terms of the Plan
Pursuant to the Plan, the Target Fund will, on the Closing Date, transfer substantially all of its assets to Pennsylvania Mutual in exchange solely for Pennsylvania Mutual’s issuance of the Pennsylvania Mutual Shares to the Target Fund and Pennsylvania Mutual’s assumption of substantially all of the liabilities of the Target Fund. The net asset value of the shares issued by Pennsylvania Mutual to the Target Fund will be equal, as of the Valuation Time, to the value of the assets of the Target Fund that were transferred to Pennsylvania Mutual, as determined in accordance with the Trust’s valuation procedures, net of the Target Fund liabilities assumed by Pennsylvania Mutual. In order to minimize any potential for undesirable U.S. federal income and excise tax consequences in connection with each Reorganization, the Target Fund will distribute to its shareholders at or immediately prior to the Reorganization all of its undistributed net investment income and net capital gains as of such date. The Target Fund expects to distribute the Pennsylvania Mutual Shares to its shareholders promptly after the Closing Date in connection with its liquidation. Thereafter, the Target Fund will be terminated as a separate series of the Trust.

Certain customary representations and warranties have been made in the Plan in respect of the capitalization, status, and conduct of business of each of the Target Fund and Pennsylvania Mutual. Unless waived in accordance with the Plan, the obligations of the parties to the Plan are conditioned upon, among other things:

•	the approval of the Plan by the shareholders of the Target Fund in accordance with the requirements of the 1940 Act;
•	the absence of any rule, regulation, order, injunction or proceeding preventing or seeking to prevent the consummation of the transactions contemplated by the Plan;
•	the receipt of all necessary approvals, consents, registrations, and exemptions under federal, state and local laws;
•
the truth in all material respects, as of the Closing Date, of the representations and warranties of the parties and performance and compliance in all material respects with the parties’ agreements, obligations and covenants required by the Plan;

•
the effectiveness under applicable law of Pennsylvania Mutual’s registration statement on Form N-14, of which this Prospectus/Proxy Statement forms a part and the absence of any related stop orders under the Securities Act of 1933;

•	the declaration of a dividend by the Target Fund to distribute to its shareholders all of its undistributed net investment income and net capital gains;
•	the receipt of an opinion of special Delaware counsel to the Trust regarding the issuance of the Pennsylvania Mutual Shares under Delaware law; and
•
the receipt of an opinion of special U.S. federal income tax counsel to the Trust relating to the tax-free nature of the Reorganization for U.S. federal income tax purposes (such opinion of counsel is not binding on the Internal Revenue Service (the “IRS”) or any court).

The Plan may be terminated or amended by the mutual consent of the parties before approval thereof by the shareholders of the Target Fund.

The Board recommends that Small-Cap Leaders shareholders should vote to approve the Plan, as it believes the Small-Cap Leaders Reorganization is in the best interests of Small-Cap Leaders as more fully described below under the sub-heading “Reasons for the Proposed Small-Cap Leaders Reorganization.”

The Board also recommends that Small/Mid-Cap Premier shareholders should vote to approve the Plan, as it believes the Small/Mid-Cap Premier Reorganization is in the best interests of Small/Mid-Cap Premier as more fully described below under the sub-heading “Reasons for the Proposed Small/Mid-Cap Premier Reorganization.”

Estimated Fees and Expenses of the Reorganizations
Fees and expenses resulting from the Reorganizations, including, without limitation, proxy solicitation costs and legal and audit fees, will be allocated among, and paid by, the Funds as follows: Small-Cap Leaders (45%), Small/Mid-Cap Premier (45%), and Pennsylvania Mutual (10%). The aggregate fees and expenses in respect of the Reorganizations are estimated to range from approximately $145,375 to $154,875. However, any brokerage or other trading costs incurred by a Fund in connection with buying or selling portfolio securities prior to a Reorganization will be borne by that Fund and its shareholders. Likewise, any brokerage or other trading costs incurred in connection with buying or selling portfolio securities after a Reorganization will be borne by the Combined Fund and its shareholders.

Legal Matters
Certain legal matters concerning the U.S. federal income tax consequences of each Reorganization will be passed on by Sidley Austin LLP, special U.S. federal income tax counsel to the Trust. Certain legal matters regarding the Plan and the issuance of the Pennsylvania Mutual Shares as part of each Reorganization under Delaware law will be passed on by Richards, Layton & Finger, special Delaware counsel to the Trust.

Reasons for the Proposed Small-Cap Leaders Reorganization
The Trustees of the Trust, including all of the Trustees of the Trust who are not “interested persons” of the Trust in respect of Small-Cap Leaders and Pennsylvania Mutual (collectively, the “Independent Trustees”), have unanimously determined that the Small-Cap Leaders Reorganization would be in the best interests of each of Small-Cap Leaders and Pennsylvania Mutual. The Board also concluded that the interests of the existing shareholders of each of these Funds would not be diluted as a result of consummation of the Plan.

At a Board meeting held on December 13, 2018, Royce noted to the Trustees that Small-Cap Leaders and Pennsylvania Mutual:

•	have identical investment objectives (i.e., long-term growth of capital);

•	are subject to substantially similar investment policies and restrictions;

•
employ substantially similar investment strategies in that both Funds: (i) utilize a bottom-up, small-cap core investment approach and (ii) invest primarily in the equity securities of U.S. companies with stock market capitalizations up to $3 billion;

•	have the same benchmark index (i.e., the Russell 2000 Index);

•	had comparable geometric average market capitalizations as of September 30, 2018 (i.e., approximately $1.75 billion for Small-Cap Leaders and approximately $2.13 billion for Pennsylvania Mutual);

•	held some of the same portfolio securities as of September 30, 2018; and

•	are subject to substantially similar principal investment risks.

As a result of these similarities, the Board took note of Royce’s expectation that the securities held by Small-Cap Leaders will not be sold in significant amounts other than in the ordinary course of business prior to, or immediately after, the Small-Cap Leaders Reorganization. However, to the extent dispositions of securities held by Small-Cap Leaders are made, such dispositions will result in taxable gains or losses and transaction costs to Small-Cap Leaders (if the dispositions are made prior to the Small-Cap Leaders Reorganization) or to the Combined Fund (if the dispositions are made after the Small-Cap Leaders Reorganization). Please see “Comparison of Royce Small-Cap Leaders Fund and Royce Pennsylvania Mutual Fund” in this Prospectus/Proxy Statement for more detailed information regarding the investment objectives, principal investment policies and strategies, and principal investment risks of these Funds.

Royce also noted to the Trustees at such Board meeting that Small-Cap Leaders normally invests in a limited number (generally up to 100) of issuers while Pennsylvania Mutual normally has a more broadly diversified portfolio in terms of number of holdings. As of September 30, 2018, Small-Cap Leaders had 77 portfolio holdings while Pennsylvania Mutual had 286 portfolio holdings. Royce also provided the Trustees with information indicating that Pennsylvania Mutual experienced lower volatility than Small-Cap Leaders as measured by their average five-year standard deviation for each of the last four calendar quarters during the period ended September 30, 2018 (i.e., second-lowest quintile ranking for Pennsylvania Mutual versus middle quintile ranking for Small-Cap Leaders compared to a universe of small-cap funds). Such trend of lower volatility for Pennsylvania Mutual compared to Small-Cap Leaders continued as measured by their average five-year standard deviation for each of the last four calendar quarters during the period ended December 31, 2018.

Royce further noted to the Trustees that Pennsylvania Mutual was much larger than Small-Cap Leaders in terms of net assets as of September 30, 2018 (i.e., approximate net assets of $2.11 billion for Pennsylvania Mutual versus approximate net assets of $78.8 million for Small-Cap Leaders). Accordingly, by reorganizing Small-Cap Leaders into Pennsylvania Mutual, it was noted by the Trustees that, as shareholders of the Combined Fund, former Small-Cap Leaders shareholders would enjoy a significantly larger asset base over which fund expenses could be spread and might benefit from any operating efficiencies or economies of scale that may be achieved by the Combined Fund. As of December 31, 2018, the approximate net assets of Pennsylvania Mutual and Small-Cap Leaders were $1.58 billion and $55.3 million, respectively.

Royce noted to the Trustees that Pennsylvania Mutual is subject to a lower contractual investment advisory fee than Small-Cap Leaders. Information regarding the annualized operating expense ratios for the relevant share classes of Small-Cap Leaders and Pennsylvania Mutual and the pro forma annualized operating expense ratios for the relevant share classes of the Combined Fund assuming completion of the Small-Cap Leaders Reorganization is set forth in this Prospectus/Proxy Statement under the heading “Fees and Expenses for Royce Small-Cap Leaders Fund Shareholders.” Such annualized expense ratios for Small-Cap Leaders and Pennsylvania Mutual are based on their respective operating expenses and average net assets for the fiscal year ended December 31, 2018, as adjusted to give effect to any contractual annual expense caps that were in effect during that period. Such pro forma fees and expenses for the Combined Fund further assume that the Small-Cap Leaders Reorganization became effective on December 31, 2018. Such information, which is summarized below for your reference, illustrates that the annualized operating expense ratios for the relevant share classes of Pennsylvania Mutual and the pro forma annualized operating expense ratios for the relevant share classes of the Combined Fund were lower than the corresponding annualized operating expense ratios of Small-Cap Leaders.

Summary Information Regarding Annual Fund Operating Expenses*
	Royce Small-Cap Leaders Fund	Royce Pennsylvania Mutual Fund	Pro Forma Combined Fund (Assumes Completion of Small-Cap Leaders Reorganization)
Investment Class
Total annual Fund operating expenses prior to fee waivers and/or expense reimbursements	1.27%	0.92%	0.92%
Total annual Fund operating expenses after fee waivers and/or expense reimbursements	1.24%	0.92%	0.92%
Service Class
Total annual Fund operating expenses prior to fee waivers and/or expense reimbursements	1.62%	1.30%	1.29%
Total annual Fund operating expenses after fee waivers and/or expense reimbursements	1.49%	1.30%	1.29%
* The summary information above is consistent with annual fund operating expense information provided by Royce to the Board at its December 13, 2018 meeting. The annualized expense ratios for Small-Cap Leaders and Pennsylvania Mutual provided by Royce to the Board were based on their respective operating expenses and average net assets for the nine-month period ended September 30, 2018, as adjusted to give effect to any contractual annual expense caps that were in effect during that period. The pro forma fees and expenses for the Combined Fund provided by Royce to the Board further assumed that the Small-Cap Leaders Reorganization became effective on September 30, 2018.

Royce also provided the Trustees with information regarding the average annual total returns achieved by Small-Cap Leaders and Pennsylvania Mutual for the three-month, nine-month, one-, three-, five-, ten-, and fifteen-year periods ended September 30, 2018. Such information illustrated that Pennsylvania Mutual outperformed Small-Cap Leaders during all of these periods. Detailed information regarding the investment performance achieved by each of Small-Cap Leaders and Pennsylvania Mutual for certain periods ended December 31, 2018 is set forth in the Prospectus/Proxy Statement under the heading “Comparison of Royce Small-Cap Leaders Fund and Royce Pennsylvania Mutual Fund.” Past performance is no guarantee of future results.

Royce also noted to the Trustees that fees and expenses resulting from the Reorganizations, including, without limitation, proxy solicitation costs and legal and audit fees, will be allocated among, and paid by, the Funds as follows: Small-Cap Leaders (45%), Small/Mid-Cap Premier (45%), and Pennsylvania Mutual (10%). Royce further noted to the Trustees that neither Small-Cap Leaders nor Pennsylvania Mutual had any capital loss carryforwards as of September 30, 2018. Finally, Royce noted to the Trustees that it is a condition to the closing of the Small-Cap Leaders Reorganization that Small-Cap Leaders and Pennsylvania Mutual receive an opinion of special tax counsel to the Trust substantially to the effect that the exchange of shares pursuant to the Plan would not result in a taxable gain or loss for U.S. federal income tax purposes for Small-Cap Leaders or its shareholders.

The Trustees, including a majority of the Independent Trustees, after considering the foregoing matters, unanimously concluded that the interests of existing shareholders of each of Small-Cap Leaders and Pennsylvania Mutual would not be diluted as a result of the consummation of the Plan and that the consummation of the Plan is in the best interests of each of Small-Cap Leaders and Pennsylvania Mutual. The determinations were made on the basis of each Trustee’s business judgment after consideration of all of the relevant factors taken as a whole, though individual Trustees may have placed different weight on various factors and assigned different degrees of materiality to various conclusions.

FOR THE REASONS DISCUSSED ABOVE, THE BOARD, ON BEHALF OF SMALL-CAP LEADERS,
UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PLAN
IN RESPECT OF THE SMALL-CAP LEADERS REORGANIZATION.

Reasons for the Proposed Small/Mid-Cap Premier Reorganization
The Trustees of the Trust, including all of the Trustees of the Trust who are not “interested persons” of the Trust in respect of Small/Mid-Cap Premier and Pennsylvania Mutual (collectively, the “Independent Trustees”), have unanimously determined that the Small/Mid-Cap Premier Reorganization would be in the best interests of each of Small/Mid-Cap Premier and Pennsylvania Mutual. The Board also concluded that the interests of the existing shareholders of each of these Funds would not be diluted as a result of consummation of the Plan.

At a Board meeting held on December 13, 2018, Royce noted to the Trustees that Small/Mid-Cap Premier and Pennsylvania Mutual:

•	have identical investment objectives (i.e., long-term growth of capital);

•	are subject to similar investment policies and restrictions;

•	employ similar investment strategies in that both Funds: (i) utilize a bottom-up, core investment approach and (ii) invest primarily in the equity securities of U.S. companies;

•
experienced similar volatility as measured by their average five-year standard deviation for each of the last four calendar quarters during the period ended September 30, 2018 (i.e., second-lowest quintile ranking for both Pennsylvania Mutual and Small/Mid-Cap Premier compared to a universe of small-cap funds);

•	held some of the same portfolio securities as of September 30, 2018; and

•	are subject to similar principal investment risks.

Royce also noted to the Trustees at such Board meeting that:

•
Small/Mid-Cap Premier normally invests at least 80% of its net assets in small-cap and mid-cap companies with stock market capitalizations up to $15 billion while Pennsylvania Mutual normally invests at least 65% of its nets assets in small- and micro-cap companies with stock market capitalizations up to $3 billion;

•	The primary benchmark index for Small/Mid-Cap Premier is the Russell 2500 Index while the benchmark index for Pennsylvania Mutual is the Russell 2000 Index;

•
Small/Mid-Cap Premier had a significantly higher geometric average market capitalization than Pennsylvania Mutual as of September 30, 2018 (i.e., approximately $5.36 billion for Small/Mid-Cap Premier compared to approximately $ 2.13 billion for Pennsylvania Mutual); and

•
Small/Mid-Cap Premier normally invests in a limited number (generally less than 100) of issuers while Pennsylvania Mutual normally has a more broadly diversified portfolio in terms of number of holdings (e.g., Small/Mid-Cap Premier had 67 portfolio holdings as of September 30, 2018 while Pennsylvania Mutual had 286 portfolio holdings as of such date).

Notwithstanding these differences, the Board took note of Royce’s expectation that the securities held by Small/Mid-Cap Premier will not be sold in significant amounts other than in the ordinary course of business prior to, or immediately after, the Small/Mid-Cap Premier Reorganization. However, to the extent dispositions of securities held by Small/Mid-Cap Premier are made, such dispositions will result in taxable gains or losses and transaction costs to Small/Mid-Cap Premier (if the dispositions are made prior to the Small/Mid-Cap Premier Reorganization) or to the Combined Fund (if the dispositions are made after the Small/Mid-Cap Premier Reorganization). Please see “Comparison of Royce Small/Mid-Cap Premier Fund and Royce Pennsylvania Mutual Fund” in this Prospectus/Proxy Statement for more detailed information regarding the investment objectives, principal investment policies and strategies, and principal investment risks of these Funds.

Royce further noted to the Trustees that Pennsylvania Mutual was much larger than Small/Mid-Cap Premier in terms of net assets as of September 30, 2018 (i.e., approximate net assets of $2.11 billion for Pennsylvania Mutual versus approximate net assets of $190 million for Small/Mid-Cap Premier). Accordingly, by reorganizing Small/Mid-Cap Premier into Pennsylvania Mutual, it was noted by the Trustees that, as shareholders of the Combined Fund, former Small/Mid-Cap Premier shareholders would enjoy a significantly larger asset base over which fund expenses could be spread and might benefit from any operating efficiencies or economies of scale that may be achieved by the Combined Fund. As of December 31, 2018, the approximate net assets of Pennsylvania Mutual and Small/Mid-Cap Premier were $1.58 billion and $155.1 million, respectively.

Royce noted to the Trustees that Pennsylvania Mutual was subject to a lower effective investment advisory fee than Small/Mid-Cap Premier at current net asset levels. Information regarding the annualized operating expense ratios for the relevant share classes of Small/Mid-Cap Premier and Pennsylvania Mutual and the pro forma annualized operating expense ratios for the relevant share classes of the Combined Fund assuming completion of the Small/Mid-Cap Premier Reorganization is set forth in this Prospectus/Proxy Statement under the heading “Fees and Expenses for Royce Small/Mid-Cap Premier Fund Shareholders.” Such annualized expense ratios for Small/Mid-Cap Premier and Pennsylvania Mutual are based on their respective operating expenses and average net assets for the fiscal year ended December 31, 2018, as adjusted to give effect to any contractual annual expense caps that were in effect during that period. Such pro forma fees and expenses for the Combined Fund further assume that the Small/Mid-Cap Premier Reorganization became effective on December 31, 2018. Such information, which is summarized below for your reference, illustrates that the annualized operating expense ratios for the relevant share classes of Pennsylvania Mutual and the pro forma annualized operating expense ratios for the relevant share classes of the Combined Fund were lower than the corresponding annualized operating expense ratios of Small/Mid-Cap Premier.

Summary Information Regarding Annual Fund Operating Expenses*
	Royce Small/Mid-Cap Premier Fund	Royce Pennsylvania Mutual Fund	Pro Forma Combined Fund (Assumes Completion of Small/Mid-Cap Premier Reorganization)
Investment Class
Total annual Fund operating expenses	1.02%	0.92%	0.92%
Service Class
Total annual Fund operating expenses	1.31%	1.30%	1.22%
Consultant Class
Total annual Fund operating expenses prior to fee waivers and/or expense reimbursements	2.24%	1.93%	1.93%
Total annual Fund operating expenses after fee waivers and/or expense reimbursements	2.09%	1.93%	1.93%
* The summary information above is consistent with annual fund operating expense information provided by Royce to the Board at its December 13, 2018 meeting. The annualized expense ratios for Small/Mid-Cap Premier and Pennsylvania Mutual provided by Royce to the Board were based on their respective operating expenses and average net assets for the nine-month period ended September 30, 2018, as adjusted to give effect to any contractual annual expense caps that were in effect during that period. The pro forma fees and expenses for the Combined Fund provided by Royce to the Board further assumed that the Small/Mid-Cap Premier Reorganization became effective on September 30, 2018.

Royce also provided the Trustees with information regarding the average annual total returns achieved by Small/Mid-Cap Premier and Pennsylvania Mutual for the three-month, nine-month, one-, three-, five-, ten-, fifteen-year, and twenty-year periods ended September 30, 2018. Such information illustrated that Pennsylvania Mutual outperformed Small/Mid-Cap Premier during all of these periods except the twenty-year period. Detailed information regarding the investment performance achieved by each of Small/Mid-Cap Premier and Pennsylvania Mutual for certain periods ended December 31, 2018 is set forth in the Prospectus/Proxy Statement under the heading “Comparison of Royce Small/Mid-Cap Premier Fund and Royce Pennsylvania Mutual Fund.” Past performance is no guarantee of future results.

Royce also noted to the Trustees that fees and expenses resulting from the Reorganizations, including, without limitation, proxy solicitation costs and legal and audit fees, will be allocated among, and paid by, the Funds as follows: Small-Cap Leaders (45%), Small/Mid-Cap Premier (45%), and Pennsylvania Mutual (10%). Royce further noted to the Trustees that neither Small/Mid-Cap Premier nor Pennsylvania Mutual had any capital loss carryforwards as of September 30, 2018. Finally, Royce noted to the Trustees that it is a condition to the closing of the Small/Mid-Cap Premier Reorganization that Small/Mid-Cap Premier and Pennsylvania Mutual receive an opinion of special tax counsel to the Trust substantially to the effect that the exchange of shares pursuant to the Plan would not result in a taxable gain or loss for U.S. federal income tax purposes for Small/Mid-Cap Premier or its shareholders.

The Trustees, including a majority of the Independent Trustees, after considering the foregoing matters, unanimously concluded that the interests of existing shareholders of each of Small/Mid-Cap Premier and Pennsylvania Mutual would not be diluted as a result of the consummation of the Plan and that the consummation of the Plan is in the best interests of each of Small/Mid-Cap Premier and Pennsylvania Mutual. The determinations were made on the basis of each Trustee’s business judgment after consideration of all of the relevant factors taken as a whole, though individual Trustees may have placed different weight on various factors and assigned different degrees of materiality to various conclusions.

FOR THE REASONS DISCUSSED ABOVE, THE BOARD, ON BEHALF OF SMALL/MID-CAP
PREMIER, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PLAN
IN RESPECT OF THE SMALL/MID-CAP PREMIER REORGANIZATION.

U.S. Federal Income Tax Consequences of each Reorganization
The following is a general summary of the material anticipated U.S. federal income tax consequences of each Reorganization. The discussion is based upon the Code, Treasury regulations, court decisions, published positions of the IRS and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). The discussion is limited to U.S. persons who hold Target Fund shares of as capital assets for U.S. federal income tax purposes. This summary does not address all of the U.S. federal income tax consequences that may be relevant to a particular shareholder or to shareholders who may be subject to special treatment under U.S. federal income tax laws. No ruling has been or will be obtained from the IRS regarding any matter relating to either Reorganization. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects described below. Shareholders must consult their own tax advisers as to the U.S. federal income tax consequences of each Reorganization, as well as to the effects of state, local and non-U.S. tax laws.

It is a condition to closing each Reorganization that the Target Fund and Pennsylvania Mutual receive an opinion from Sidley Austin LLP, special U.S. federal income tax counsel to the Trust, dated as of the Closing Date, that the Reorganization will be a “reorganization” within the meaning of Section 368(a) of the Code and that each of the Target Fund and Pennsylvania Mutual will be a “party to a reorganization” within the meaning of Section 368(b) of the Code. As such a reorganization, the U.S. federal income tax consequences of each Reorganization can be summarized as follows:

•
No gain or loss will be recognized by the Target Fund upon (i) the transfer of substantially all of the assets of the Target Fund to Pennsylvania Mutual in exchange for the assumption by Pennsylvania Mutual of substantially all of the liabilities of the Target Fund and shares of Pennsylvania Mutual or (ii) the distribution of Pennsylvania Mutual shares by the Target Fund to its shareholders in exchange for their Target Fund shares, except for any gain or loss that may be required to be recognized solely as a result of the close of the Target Fund’s taxable year due to the Reorganization or as a result of the transfer of any stock in a passive foreign investment company as defined in Section 1297(a) of the Code;

•
No gain or loss will be recognized by Pennsylvania Mutual upon the receipt of substantially all of the assets of the Target Fund solely in exchange for the issuance of Pennsylvania Mutual shares to the Target Fund and the assumption of substantially all of the liabilities of the Target Fund by Pennsylvania Mutual, except for certain adjustments that may be required to be made solely as a result of the close of the Target Fund’s taxable year due to the Reorganization or as a result of gain recognized on the transfer of certain assets of the Target Fund;

•
The tax basis of the assets of the Target Fund acquired by Pennsylvania Mutual will be the same as the tax basis of those assets in the hands of the Target Fund immediately before the transfer, except for certain adjustments that may be required to be made solely as a result of the close of the Target Fund’s taxable year due to the Reorganization or as a result of gain recognized on the transfer of certain assets of the Target Fund;

•
The tax holding period of the assets of the Target Fund in the hands of Pennsylvania Mutual will include the Target Fund’s tax holding period for those assets, except for any assets which may be marked to market for U.S. federal income tax purposes on the termination of the Target Fund’s taxable year or on which gain was recognized on the transfer to Pennsylvania Mutual;

•	Target Fund shareholders will not recognize any gain or loss upon the exchange of their Target Fund shares solely for Pennsylvania Mutual shares as part of the Reorganization;
•	The tax basis of Pennsylvania Mutual shares received by Target Fund shareholders in the Reorganization will be the same as the tax basis of their Target Fund shares surrendered in the exchange; and
•
The tax holding period of Pennsylvania Mutual shares that Target Fund shareholders receive will include the tax holding period of Target Fund shares surrendered in the exchange, provided that such shareholders held Target Fund shares as capital assets on the date of the exchange.

The opinion of Sidley Austin LLP will be based on U.S. federal income tax law in effect on the Closing Date. In rendering its opinion, Sidley Austin LLP will also rely upon certain representations of the management of Pennsylvania Mutual and the Target Fund and assume, among other things, that the Reorganization will be consummated in accordance with the operative documents. An opinion of counsel is not binding on the IRS or any court.

The Trust intends that Pennsylvania Mutual continue to be taxed under the rules applicable to regulated investment companies as defined in Section 851 of the Code, which are the same rules currently applicable to Pennsylvania Mutual, Small-Cap Leaders, Small/Mid-Cap Premier and their respective shareholders.

Target Fund shareholders should note that, if necessary, in accordance with the Fund’s policy of distributing its investment company taxable income and net capital gains for each taxable year in order to qualify for favorable tax treatment as a regulated investment company and avoid federal income and excise tax at the fund level, the Target Fund will declare and pay a distribution of any such previously undistributed income and gains to its shareholders at or immediately prior to the Reorganization. Such distribution will be taxable to Target Fund shareholders.

Neither Target Fund currently expects to sell or otherwise dispose of any investments in a significant amount prior to the implementation of the relevant Reorganization, except pursuant to transactions made in the ordinary course of business or with respect to investments that are not freely transferable or are otherwise restricted. The tax consequences of any Target Fund sales of portfolio securities prior to the Reorganization will depend on the difference between the price at which such securities are sold and the basis of the Target Fund in such securities. Any capital gains recognized in these sales on a net basis will be distributed to Target Fund shareholders prior to the Reorganization as capital gain dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains). Such distributions will be taxable to Target Fund shareholders.

Target Fund shareholders may redeem their shares at any time prior to the closing of either Reorganization. Generally, these are taxable transactions. Shareholders should consult with their own tax advisers regarding potential transactions.

Rights of Shareholders of each Target Fund and Pennsylvania Mutual
Because the Funds are organized as separate series of the same Delaware statutory trust ( i.e., The Royce Fund), the substantive legal and voting rights of Target Fund shareholders under the Trust Instrument of the Trust are identical to those of Pennsylvania Mutual shareholders. GiftShare Accounts which hold Investment Class, Service Class, and Consultant Class shares of Small/Mid-Cap Premier immediately prior to the Small/Mid-Cap Premier Reorganization and receive the corresponding shares of the Combined Fund upon completion of such Reorganization will remain subject to the same terms and conditions. No sales charges, redemption fees, or other fees will be assessed to Target Fund shareholders in connection with their receipt of Pennsylvania Mutual Shares as part of a Reorganization.

Holders of Investment Class and Service Class shares of Small-Cap Leaders, Small/Mid-Cap Premier, and Pennsylvania Mutual will not be subject to any redemption fees in connection with any redemptions of their Investment Class and Service Class shares of the Combined Fund that are made within the first 30 days after the completion of a Reorganization. As noted above, Consultant Class shares of Small/Mid-Cap Premier and Pennsylvania Mutual held for less than 365 days generally are subject to a CDSC of 1.00%. For purposes of determining whether any CDSC is payable in connection with any disposition of the new Consultant Class shares of Pennsylvania Mutual that are issued as part of the Small/Mid-Cap Premier Reorganization, the holding period for the currently outstanding Consultant Class shares of Small/Mid-Cap Premier will be “tacked” to the holding period of such new Consultant Class shares of Pennsylvania Mutual. For example, assume an investor purchases Consultant Class shares of Small/Mid-Cap Premier six months prior to the Closing Date for the Small/Mid-Cap Premier Reorganization and then redeems the Consultant Class shares of Pennsylvania Mutual received as part of such Reorganization seven months after such Closing Date. Even though the investor held the new Consultant Class shares of Pennsylvania Mutual for less than 365 days prior to redeeming them, no CDSC would be payable in connection with this redemption because the investor would be deemed to have held such new Consultant Class shares of Pennsylvania Mutual for more than 365 days due to the “tacking” of the six-month holding period of the Consultant Class shares of Small/Mid-Cap Premier to the seven-month holding period of the new Consultant Class shares of Pennsylvania Mutual.

Pro Forma Capitalization for Small-Cap Leaders Reorganization
The following tables set forth: (i) the capitalization of the Investment Class and Service Class shares of Small-Cap Leaders as of December 31, 2018; (ii) the capitalization of the Investment Class and Service Class shares of Pennsylvania Mutual as of December 31, 2018; and (iii) the unaudited pro forma capitalization of the Investment Class and Service Class shares of the Combined Fund assuming completion of the Small-Cap Leaders Reorganization on December 31, 2018.

The pro forma capitalization information below is unaudited and for informational purposes only. No assurance can be given as to how many shares of Pennsylvania Mutual will be received by Small-Cap Leaders shareholders in connection with the Small-Cap Leaders Reorganization. The pro forma capitalization information should not be relied upon to reflect the number of shares of Pennsylvania Mutual that actually will be received by Small-Cap Leaders shareholders in connection with the Small-Cap Leaders Reorganization.

Investment Class
	Royce Small- Cap Leaders Fund	Royce Pennsylvania Mutual Fund	Pro Forma Adjustments	Pro Forma Combined Fund Assuming Completion of Small-Cap Leaders Reorganization (Unaudited)(1)
Net assets	$28,041,820	$1,203,966,585	–	$1,232,008,405
Total shares outstanding	5,946,340	155,276,838	3,618,299(2)	158,895,137
Net asset value per share	$4.72	$7.75	–	$7.75

(1) Assumes the Small-Cap Leaders Reorganization had taken place on December 31, 2018.
(2) Reflects the change in Investment Class shares of Pennsylvania Mutual after giving effect to the distribution of Investment Class shares of Pennsylvania Mutual to Small-Cap Leaders shareholders as if the Small-Cap Leaders Reorganization had taken place on December 31, 2018.

Service Class
	Royce Small-Cap Leaders Fund	Royce Pennsylvania Mutual Fund	Pro Forma Adjustments	Pro Forma Combined Fund Assuming Completion of Small-Cap Leaders Reorganization (Unaudited)(1)
Net assets	$27,194,073	$32,191,197	–	$59,385,270
Total shares outstanding	5,828,474	4,144,325	3,499,881(2)	7,644,206
Net asset value per share	$4.67	$7.77	–	$7.77

(1) Assumes the Small-Cap Leaders Reorganization had taken place on December 31, 2018.
(2) Reflects the change in Service Class shares of Pennsylvania Mutual after giving effect to the distribution of Service Class shares of Pennsylvania Mutual to Small-Cap Leaders shareholders as if the Small-Cap Leaders Reorganization had taken place on December 31, 2018.

Pro Forma Capitalization for Small/Mid-Cap Premier Reorganization
The following tables set forth: (i) the capitalization of the Investment Class, Service Class, and Consultant Class shares of Small/Mid-Cap Premier as of December 31, 2018; (ii) the capitalization of the Investment Class, Service Class, and Consultant Class shares of Pennsylvania Mutual as of December 31, 2018; and (iii) the unaudited pro forma capitalization of the Investment Class, Service Class, and Consultant Class shares of the Combined Fund assuming completion of the Small/Mid-Cap Premier Reorganization on December 31, 2018.

The pro forma capitalization information below is unaudited and for informational purposes only. No assurance can be given as to how many shares of Pennsylvania Mutual will be received by Small/Mid-Cap Premier shareholders in connection with the Small/Mid-Cap Premier Reorganization. The pro forma capitalization information should not be relied upon to reflect the number of shares of Pennsylvania Mutual that actually will be received by Small/Mid-Cap Premier shareholders in connection with the Small/Mid-Cap Premier Reorganization.

Investment Class
	Royce Small/Mid- Cap Premier Fund	Royce Pennsylvania Mutual Fund	Pro Forma Adjustments	Pro Forma Combined Fund Assuming Completion of Small/Mid-Cap Premier Reorganization (Unaudited)(1)
Net assets	$64,376,412	$1,203,966,585	–	$1,268,342,997
Total shares outstanding	5,989,658	155,276,838	8,306,634(2)	163,583,472
Net asset value per share	$10.75	$7.75	–	$7.75

(1) Assumes the Small/Mid-Cap Premier Reorganization had taken place on December 31, 2018.
(2) Reflects the change in Investment Class shares of Pennsylvania Mutual after giving effect to the distribution of Investment Class shares of Pennsylvania Mutual to Small/Mid-Cap Premier shareholders as if the Small/Mid-Cap Premier Reorganization had taken place on December 31, 2018.

Service Class
	Royce Small/Mid- Cap Premier Fund	Royce Pennsylvania Mutual Fund	Pro Forma Adjustments	Pro Forma Combined Fund Assuming Completion of Small/Mid-Cap Premier Reorganization (Unaudited)(1)
Net assets	$84,555,180	$32,191,197	–	$116,746,377
Total shares outstanding	7,896,265	4,144,325	10,882,263(2)	15,026,588
Net asset value per share	$10.71	$7.77	–	$7.77

(1) Assumes the Small/Mid-Cap Premier Reorganization had taken place on December 31, 2018.
(2) Reflects the change in Service Class shares of Pennsylvania Mutual after giving effect to the distribution of Service Class shares of Pennsylvania Mutual to Small/Mid-Cap Premier shareholders as if the Small/Mid-Cap Premier Reorganization had taken place on December 31, 2018.

Consultant Class
	Royce Small/Mid- Cap Premier Fund	Royce Pennsylvania Mutual Fund	Pro Forma Adjustments	Pro Forma Combined Fund Assuming Completion of Small/Mid-Cap Premier Reorganization (Unaudited)(1)
Net assets	$6,228,881	$249,004,314	–	$255,233,195
Total shares outstanding	828,659	40,285,369	1,007,910(2)	41,293,279
Net asset value per share	$7.52	$6.18	–	$6.18

(1) Assumes the Small/Mid-Cap Premier Reorganization had taken place on December 31, 2018.
(2) Reflects the change in Consultant Class shares of Pennsylvania Mutual after giving effect to the distribution of Consultant Class shares of Pennsylvania Mutual to Small/Mid-Cap Premier shareholders as if the Small/Mid-Cap Premier Reorganization had taken place on December 31, 2018.

Capitalization for Both Reorganizations
The following tables set forth: (i) the capitalization of the Investment Class and Service Class shares of Small-Cap Leaders as of December 31, 2018; (ii) the capitalization of the Investment Class, Service Class, and Consultant Class shares of Small/Mid-Cap Premier as of December 31, 2018; (iii) the capitalization of the Investment Class, Service Class, and Consultant Class shares of Pennsylvania Mutual as of December 31, 2018; and (iv) the unaudited pro forma capitalization of the Investment Class, Service Class, and Consultant Class shares of the Combined Fund assuming completion of both Reorganizations on December 31, 2018. Small-Cap Leaders did not have any outstanding Consultant Class shares as of December 31, 2018.

The pro forma capitalization information below is unaudited and for informational purposes only. No assurance can be given as to how many shares of Pennsylvania Mutual will be received by shareholders of a Target Fund in connection with both Reorganizations. The pro forma capitalization information should not be relied upon to reflect the number of shares of Pennsylvania Mutual that actually will be received by shareholders of a Target Fund in connection with both Reorganizations.

Investment Class
	Royce Small-Cap Leaders Fund	Royce Small/Mid- Cap Premier Fund	Royce Pennsylvania Mutual Fund	Pro Forma Adjustments	Pro Forma Combined Fund Assuming Completion of Both Reorganizations (Unaudited)(1)
Net assets	$28,041,820	$64,376,412	$1,203,966,585	–	$1,296,384,817
Total shares outstanding	5,946,340	5,989,658	155,276,838	11,924,933(2)	167,201,771
Net asset value per share	$4.72	$10.75	$7.75	–	$7.75

(1) Assumes both Reorganizations had taken place on December 31, 2018.
(2) Reflects the change in Investment Class shares of Pennsylvania Mutual after giving effect to the distribution of Investment Class shares of Pennsylvania Mutual to Target Fund shareholders as if both Reorganizations had taken place on December 31, 2018.

Service Class
	Royce Small-Cap Leaders Fund	Royce Small/Mid- Cap Premier Fund	Royce Pennsylvania Mutual Fund	Pro Forma Adjustments	Pro Forma Combined Fund Assuming Completion of Both Reorganizations (Unaudited)(1)
Net assets	$27,194,073	$84,555,180	$32,191,197	–	$143,940,450
Total shares outstanding	5,828,474	7,896,265	4,144,325	14,382,143(2)	18,526,468
Net asset value per share	$4.67	$10.71	$7.77	–	$7.77

(1) Assumes both Reorganizations had taken place on December 31, 2018.
(2) Reflects the change in Service Class shares of Pennsylvania Mutual after giving effect to the distribution of Service Class shares of Pennsylvania Mutual to Target Fund shareholders as if both Reorganizations had taken place on December 31, 2018.

Consultant Class
	Royce Small-Cap Leaders Fund(1)	Royce Small/Mid- Cap Premier Fund	Royce Pennsylvania Mutual Fund	Pro Forma Adjustments	Pro Forma Combined Fund Assuming Completion of Both Reorganizations (Unaudited)(2)
Net assets	$0	$6,228,881	$249,004,314	–	$255,233,195
Total shares outstanding	0	828,659	40,285,369	1,007,910(3)	41,293,279
Net asset value per share	$0.00	$7.52	$6.18	–	$6.18

(1) Small-Cap Leaders did not have any Consultant Class shares outstanding as of December 31, 2018.
(2) Assumes both Reorganizations had taken place on December 31, 2018.
(3) Reflects the change in Consultant Class shares of Pennsylvania Mutual after giving effect to the distribution of Consultant Class shares of Pennsylvania Mutual to Small/Mid-Cap Premier shareholders as if both Reorganizations had taken place on December 31, 2018. Small-Cap Leaders did not have any Consultant Class shares outstanding as of December 31, 2018.

COMPARISON OF ROYCE SMALL-CAP LEADERS FUND AND ROYCE PENNSYLVANIA MUTUAL FUND

Investment Objectives, Principal Investment Policies and Strategies, Principal Investment Risks, and Certain Fundamental Investment Restrictions and Operating Policies of Small-Cap Leaders and Pennsylvania Mutual
This section describes the investment objectives, principal investment policies and strategies, principal investment risks, and certain fundamental investment restrictions and operating policies of Small-Cap Leaders and Pennsylvania Mutual and the differences between them.

Investment Objectives. The investment objectives of Small-Cap Leaders and Pennsylvania Mutual are identical. The investment objective of each of Small-Cap Leaders and Pennsylvania Mutual is to seek long-term growth of capital.

Principal Investment Policies and Strategies. As set forth in the table below, the principal investment policies and strategies of Small-Cap Leaders are substantially similar to those of Pennsylvania Mutual.

Royce Small-Cap Leaders Fund	Royce Pennsylvania Mutual Fund
Royce invests the Fund’s assets primarily in a limited number (generally up to 100) of equity securities of small-cap companies with stock market capitalizations up to $3 billion. Royce selects securities of “leading” companies—those that in its view are trading at attractive valuations that also have excellent business strengths, strong balance sheets, and/or improved prospects for growth, as well as those with the potential for improvement in cash flow levels and internal rates of return.	Royce invests the Fund’s assets primarily in equity securities of small- and micro-cap companies with stock market capitalizations up to $3 billion that it believes are trading below its estimate of their current worth. The Fund uses multiple investment disciplines in an effort to provide exposure to approaches that have historically tended to perform well in different market environments. These disciplines include investing in a “High Quality” approach—companies that Royce believes have competitive advantages and high returns on capital; a “Traditional Value” approach —companies that are currently out of favor, selling at what Royce deems to be low valuations; and a “Special Situations” approach—companies with complex structures that do not lend themselves to traditional valuation metrics, as well as other Royce approaches such as “Growth at a Reasonable Price” and “Deep Value.” The Fund’s portfolio managers generally focus on one or more of these approaches in managing segments of the Fund’s assets, while the Lead Portfolio Manager oversees investments across all segments.
Normally, the Fund invests at least 80% of its net assets in equity securities of companies with stock market capitalizations up to $3 billion at the time of investment.	Normally, the Fund invests at least 65% of its net assets in equity securities of small- and micro-cap companies with stock market capitalizations up to $3 billion.
Although the Fund normally focuses on securities of U.S. companies, it may invest up to 25% of its net assets (measured at the time of investment) in securities of companies headquartered in foreign countries. The Fund does not expect to purchase or sell foreign currencies to hedge against declines in the U.S. dollar or to lock in the value of any foreign securities that it purchases.	Although the Fund normally focuses on securities of U.S. companies, it may invest up to 25% of its net assets (measured at the time of investment) in securities of companies headquartered in foreign countries. The Fund does not expect to purchase or sell foreign currencies to hedge against declines in the U.S. dollar or to lock in the value of any foreign securities that it purchases.

Overall, Small-Cap Leaders and Pennsylvania Mutual are similar to one another in that they:

•	have identical investment objectives (i.e., long-term growth of capital);

•	use a bottom-up, small-cap core investment approach;

•	invest primarily in small-cap equity securities;

•	invest a substantial portion of their respective assets in U.S. issuers;

•	have the same benchmark index (i.e., the Russell 2000 Index);

•	are subject to the same restrictions on their respective investments in foreign securities; and

•	do not expect to engage in hedging transactions to protect against declines in the U.S. dollar or to lock in the value of their foreign security holdings.

Small-Cap Leaders and Pennsylvania Mutual are, however, different from one another in that Small-Cap Leaders normally invests in a limited number (generally up to 100) of issuers while Pennsylvania Mutual normally has a more broadly diversified portfolio in terms of number of holdings. As of December 31, 2018, Small-Cap Leaders had 78 portfolio holdings while Pennsylvania Mutual had 269 portfolio holdings.

Principal Investment Risks. Set forth below is a summary of the principal investment risks that may be associated with an investment in Small-Cap Leaders and Pennsylvania Mutual as a result of their respective investment policies and approach. Overall, Small-Cap Leaders and Pennsylvania Mutual are subject to substantially similar principal investment risks.

Principal Investment Risks	Royce Small-Cap Leaders Fund	Royce Pennsylvania Mutual Fund
Market Risk. As with any mutual fund that invests in common stocks, the Fund is subject to market risk—the possibility that common stock prices will decline over short or extended periods of time. As a result, the value of your investment in the Fund will fluctuate, sometimes sharply and unpredictably, and you could lose money over short or long periods of time.

Royce’s estimate of a company’s current worth also may prove to be inaccurate, or this estimate may not be recognized by other investors, which could lead to portfolio losses. Securities in the Fund’s portfolio may not increase as much as the market as a whole and some securities may continue to be undervalued for long periods of time. Investments in the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.	Yes	Yes
Risks of Investing in Small-Cap Securities. The prices of small-cap securities (i.e., those with market capitalizations up to $3 billion) are generally more volatile than those of larger-cap securities. In addition, because small-cap securities tend to have significantly lower trading volumes than larger-cap securities, the Fund may have difficulty selling holdings or may only be able to sell holdings at prices substantially lower than what Royce believes they are worth. Such companies may also have limited markets, financial resources or product lines, may lack management depth, and may be more vulnerable to adverse business or market developments. Therefore, the Fund may involve considerably more risk of loss and its returns may differ significantly from funds investing in larger-cap companies or other asset classes.	Yes	Yes
Investment in a Limited Number of Issuers. The Fund’s investment in a limited number of issuers may involve more risk to investors than a more broadly diversified portfolio of because it may be more susceptible to any single corporate, economic, political, regulatory, or market event.	Yes	No
Industry and Sector Overweights. The Fund’s potential industry and sector overweights may involve more risk to investors than a more broadly diversified portfolio of securities because it may be more susceptible to any single corporate, economic, political, regulatory, or market event.	Yes	Yes
Foreign Securities Risk. In addition to general market risk, foreign securities may be subject to different risks than investments in U.S. securities, including adverse political, social, economic, or other developments that are unique to a particular country or region. Prices of foreign securities in particular countries or regions may, at times, move in a different direction and/or be more volatile than those of U.S. securities. The Fund’s investments are usually denominated in or tied to the currencies of the countries in which they are primarily traded. Because the Fund does not intend to hedge its foreign currency exposure, the U.S. dollar value of the Fund’s investments may be harmed by declines in the value of foreign currencies in relation to the U.S. dollar. This may occur even if the value of the investment in the currency’s home country has not declined.	Yes	Yes

Certain Fundamental Investment Restrictions and Operating Policies. Referenced below are certain fundamental investment restrictions and operating policies of Small-Cap Leaders and Pennsylvania Mutual. Neither Fund’s fundamental investment restrictions may be changed without the approval of the Board and a “majority of the outstanding voting securities” of the relevant Fund, which is defined in the 1940 Act as the lesser of: (i) 67% or more of the shares of the Fund present at a shareholders’ meeting, if the holders of more than 50% of the outstanding shares of such Fund are present or represented by proxy at such meeting; or (ii) more than 50% of the outstanding shares of the Fund. Operating policies, on the other hand, may be changed by the Board without shareholder approval.

The fundamental investment restrictions of Small-Cap Leaders and Pennsylvania Mutual are substantially similar. However, pursuant to its fundamental investment restrictions, Small-Cap Leaders may not invest more than 15% of its net assets in illiquid securities ( i.e., securities for which market quotations are not readily available), including restricted securities (i.e., securities that are subject to contractual or legal restrictions on resale to the general public or to certain institutions), while Pennsylvania Mutual is not subject to similar fundamental investment restrictions. However, Pennsylvania Mutual may not, as a matter of operating policy, invest more than 15% of its net assets in restricted securities.

Pursuant to their operating policies, Small-Cap Leaders and Pennsylvania Mutual may invest without limit in short-term fixed income securities for temporary defensive purposes. If either Fund should implement such a temporary investment policy, such policy would be inconsistent with its investment goal and the Fund may not achieve its investment goal while that policy is in effect. Small-Cap Leaders and Pennsylvania Mutual also may invest in short-term fixed income securities in order to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions under their operating policies.

Investment Performance of Small-Cap Leaders
The following performance information provides an indication of the risks of investing in Small-Cap Leaders. Past performance does not indicate how Small-Cap Leaders will perform in the future. The Calendar Year Total Returns chart shows performance year by year over the last ten years (Investment Class used for illustrative purposes—returns differ by Class). The Annualized Total Returns table shows how the average annual total returns of Small-Cap Leaders for various periods compare with those of the Russell 2000 Index, the Fund’s benchmark index. The Service Class has higher expenses than the Investment Class. If the Service Class’s expenses had been reflected, returns for that Class would have been lower than those of the Investment Class.

During the period shown in the bar chart, the highest return for a calendar quarter was 23.46% (quarter ended 6/30/09) and the lowest return for a calendar quarter was -23.48% (quarter ended 9/30/11).

The table also presents the impact of taxes on the returns of Small-Cap Leaders (Investment Class again used for illustrative purposes; after tax returns differ by Class and would have been lower for the Service Class). In calculating these figures, it was assumed that the shareholder was in the highest federal income tax bracket in effect at the time of each distribution of income or capital gains. The impact of state or local income taxes was not considered. Your after-tax returns depend on your tax situation, so they may differ from the returns shown. This information does not apply if your investment is in an individual retirement account (IRA), a 401(k) plan, or is otherwise tax deferred, because such accounts are subject to income taxes only upon distribution. Current month-end performance information may be obtained at www.roycefunds.com or by calling Investor Services at 1-800-221-4268.

Annualized Total Returns As of 12/31/18 (%)
	1 YEAR	5 YEAR	10 YEAR
Investment Class
Return Before Taxes	-12.53	0.71	9.43
Return After Taxes on Distributions	-16.51	-2.81	6.92
Return After Taxes on Distributions and Sale of Fund Shares	-4.46	0.49	7.78
Service Class
Return Before Taxes	-12.72	0.42	9.15
Russell 2000 Index (Reflects no deductions for fees, expenses, or taxes)	-11.01	4.41	11.97

Investment Performance of Pennsylvania Mutual
The following performance information provides an indication of the risks of investing in Pennsylvania Mutual. Past performance does not indicate how Pennsylvania Mutual will perform in the future. The Calendar Year Total Returns chart shows performance year by year over the last ten years (Investment Class used for illustrative purposes—returns differ by Class). The Annualized Total Returns table shows how the average annual total returns of Pennsylvania Mutual for various periods compare with those of the Russell 2000 Index, the Fund’s benchmark index. The Service Class has higher expenses than the Investment Class. If the Service Class’s expenses had been reflected, returns for that Class would have been lower than those of the Investment Class.

During the period shown in the bar chart, the highest return for a calendar quarter was 22.91% (quarter ended 6/30/09) and the lowest return for a calendar quarter was -21.07% (quarter ended 9/30/11).

The table also presents the impact of taxes on the returns of Pennsylvania Mutual (Investment Class again used for illustrative purposes; after tax returns differ by Class and would have been lower for the Service Class). In calculating these figures, it was assumed that the shareholder was in the highest federal income tax bracket in effect at the time of each distribution of income or capital gains. The impact of state or local income taxes was not considered. Your after-tax returns depend on your tax situation, so they may differ from the returns shown. This information does not apply if your investment is in an individual retirement account (IRA), a 401(k) plan, or is otherwise tax deferred, because such accounts are subject to income taxes only upon distribution. Current month-end performance information may be obtained at www.roycefunds.com or by calling Investor Services at 1-800-221-4268.

Annualized Total Returns As of 12/31/18 (%)
	1 YEAR	5 YEAR	10 YEAR
Investment Class
Return Before Taxes	-9.66	3.15	11.34
Return After Taxes on Distributions	-13.63	-0.44	9.07
Return After Taxes on Distributions and Sale of Fund Shares	-2.65	2.28	9.35
Service Class
Return Before Taxes	-9.96	2.84	11.07
Russell 2000 Index (Reflects no deductions for fees, expenses, or taxes)	-11.01	4.41	11.97

Management of Small-Cap Leaders and Pennsylvania Mutual

Investment Adviser. Royce & Associates, LP is the investment adviser for Small-Cap Leaders and Pennsylvania Mutual and is responsible for the management of their respective assets. Royce has been investing in smaller-company securities with a value approach for more than 40 years. Its offices are located at 745 Fifth Avenue, New York, NY 10151.

Portfolio Managers for Small-Cap Leaders, Pennsylvania Mutual, and Combined Fund. Lauren A. Romeo serves as the sole portfolio manager for Small-Cap Leaders. Ms. Romeo has served as the portfolio manager since 2014 and was the Fund’s co-manager (2013-2014), portfolio manager (2010-2013), and assistant portfolio manager (2006-2010). Charles M. Royce is Pennsylvania Mutual’s lead portfolio manager. Portfolio Managers Jay S. Kaplan and Lauren A. Romeo manage Pennsylvania Mutual with him. They are assisted by Portfolio Managers James P. Stoeffel, Chris E. Flynn, and Andrew S. Palen. Mr. Royce has been portfolio manager of Pennsylvania Mutual since 1972. Mr. Kaplan and Ms. Romeo became portfolio managers in 2016 and were previously assistant portfolio managers from 2003 and 2006, respectively, through 2015. Mr. Stoeffel and Mr. Flynn became assistant portfolio managers in 2017 while Mr. Palen became assistant portfolio manager in 2018. Assistant portfolio managers may have investment discretion over a portion of a Fund’s portfolio subject to supervision by the Fund’s portfolio manager(s). It is currently expected that such Portfolio Managers for Pennsylvania Mutual will continue in their respective roles for the Combined Fund assuming completion of the Small-Cap Leaders Reorganization. Additional information about the compensation of the portfolio managers for Small-Cap Leaders and Pennsylvania Mutual, other accounts managed by such portfolio managers, and the portfolio managers’ ownership of securities in the relevant Fund(s) and any other series of the Trust they manage is included in the SAI.

Investment Advisory Services Provided to Small-Cap Leaders and Pennsylvania Mutual by Royce. Royce receives advisory fees monthly as compensation for its services to Small-Cap Leaders and Pennsylvania Mutual. The annual rates of these fees, before any waiver or expense reimbursements to cap the expense ratios for certain Fund share classes at specified levels as shown in this Prospectus/Proxy Statement under the heading “Fees and Expenses for Royce Small-Cap Leaders Fund Shareholders,” are as follows:

Royce Small-Cap Leaders Fund	Royce Pennsylvania Mutual Fund
1.00% of the first $2,000,000,000 0.95% of the next $1,000,000,000 0.90% of the next $1,000,000,0000. 85% of any additional average net assets	1.00% of the first $50,000,000 0.875% of the next $50,000,000 0.75% of any additional average net assets

Other Service Providers for Small-Cap Leaders, Pennsylvania Mutual, and Combined Fund. Royce Fund Services, LLC serves as the distributor for the shares of Small-Cap Leaders and Pennsylvania Mutual. State Street Bank and Trust Company is the custodian of the securities, cash, and other assets of each of these Funds. DST Asset Manager Solutions, Inc. serves as the transfer agent for Small-Cap Leaders and Pennsylvania Mutual. It is currently expected that such firms will continue in their respective roles for the Combined Fund assuming completion of the Small-Cap Leaders Reorganization.

Financial Highlights for Small-Cap Leaders and Pennsylvania Mutual
This table is intended to help you understand the financial performance for the past five years of the Investment Class and Service Class shares of each of Small-Cap Leaders and Pennsylvania Mutual. The table reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the relevant Fund (assuming reinvestment of all distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Fund’s financial statements, is included in the Annual Report, which is available at www.roycefunds.com or upon request.

												Ratio of Expenses to Average Net Assets

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments and Foreign Currency	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers, Expense Reimbursements and Balance Credits	Prior to Fee Waivers and Expense Reimbursements	Net of Fee Waivers and Expense Reimbursements	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Royce Small-Cap Leaders Fund–Investment Class
2018	$6.67	$0.02	$(0.83)	$(0.81)	$(0.01)	$(1.13)	$(1.14)	$–	$4.72	(12.53)%	$28,042	1.28%	1.27%	1.24%	0.21%	62%

2017	7.12	0.05	0.66	0.71	(0.05)	(1.11)	(1.16)	–	6.67	10.47	43,875	1.24	1.24	1.24	0.62	74

2016	6.28	0.05	1.58	1.63	(0.06)	(0.73)	(0.79)	–	7.12	25.84	48,128	1.23	1.23	1.23	0.62	65

2015	8.74	0.03	(1.09)	(1.06)	(0.04)	(1.36)	(1.40)	–	6.28	(12.21)	50,410	1.24	1.24	1.24	0.40	64

2014	10.11	(0.00)	(0.32)	(0.32)	–	(1.05)	(1.05)	–	8.74	(2.95)	68,898	1.22	1.22	1.22	(0.03)	39

Royce Small-Cap Leaders Fund–Service Class
2018	$6.59	$(0.00)	$(0.81)	$(0.81)	$–	$(1.11)	$(1.11)	$–	$4.67	(12.72)%	$27,194	1.62%	1.62%	1.49%	(0.03)%	62%

2017	7.03	0.03	0.66	0.69	(0.03)	(1.10)	(1.13)	–	6.59	10.15	38,864	1.59	1.59	1.49	0.31	74

2016	6.21	0.03	1.56	1.59	(0.04)	(0.73)	(0.77)	–	7.03	25.51	50,523	1.58	1.58	1.49	0.37	65

2015	8.65	0.02	(1.09)	(1.07)	(0.01)	(1.36)	(1.37)	–	6.21	(12.50)	57,729	1.54	1.54	1.49	0.18	64

2014	10.05	(0.04)	(0.31)	(0.35)	–	(1.05)	(1.05)	–	8.65	(3.26)	149,736	1.52	1.52	1.50	(0.39)	39

Royce Pennsylvania Mutual Fund–Investment Class
2018	$10.52	$0.04	$(0.97)	$(0.93)	$(0.02)	$(1.82)	$(1.84)	$–	$7.75	(9.66)%	$1,203,967	0.92%	0.92%	0.92%	0.33%	35%

2017	11.02	0.06	1.68	1.74	(0.06)	(2.18)	(2.24)	–	10.52	16.24	1,622,523	0.92	0.92	0.92	0.47	27

2016	9.33	0.07	2.41	2.48	(0.04)	(0.75)	(0.79)	–	11.02	26.47	1,671,848	0.92	0.92	0.92	0.60	18

2015	13.00	0.09	(1.58)	(1.49)	(0.10)	(2.08)	(2.18)	–	9.33	(11.43)	1,925,419	0.92	0.92	0.92	0.58	21

2014	14.73	0.06	(0.21)	(0.15)	(0.04)	(1.54)	(1.58)	–	13.00	(0.70)	3,869,579	0.91	0.91	0.91	0.35	21

Royce Pennsylvania Mutual Fund–Service Class
2018	$10.56	$(0.01)	$(0.96)	$(0.97)	$–	$(1.82)	$(1.82)	$–	$7.77	(9.96)%	$32,191	1.30%	1.30%	1.30%	(0.07)%	35%

2017	11.03	0.01	1.69	1.70	–	(2.17)	(2.17)	–	10.56	15.88	54,938	1.27	1.27	1.27	0.07	27

2016	9.35	0.03	2.41	2.44	(0.01)	(0.75)	(0.76)	–	11.03	25.99	100,598	1.26	1.26	1.26	0.27	18

2015	12.96	0.05	(1.56)	(1.51)	(0.02)	(2.08)	(2.10)	–	9.35	(11.57)	102,341	1.23	1.23	1.23	0.29	21

2014	14.69	0.00	(0.19)	(0.19)	–	(1.54)	(1.54)	–	12.96	(1.04)	333,548	1.23	1.23	1.23	0.03	21

COMPARISON OF ROYCE SMALL/MID-CAP PREMIER FUND AND ROYCE PENNSYLVANIA MUTUAL FUND

Investment Objectives, Principal Investment Policies and Strategies, Principal Investment Risks, and Certain Fundamental Investment Restrictions and Operating Policies of Small/Mid-Cap Premier and Pennsylvania Mutual
This section describes the investment objectives, principal investment policies and strategies, principal investment risks, and certain fundamental investment restrictions and operating policies of Small/Mid-Cap Premier and Pennsylvania Mutual and the differences between them.

Investment Objectives. The investment objectives of Small/Mid-Cap Premier and Pennsylvania Mutual are identical. The investment objective of each of Small/Mid-Cap Premier and Pennsylvania Mutual is to seek long-term growth of capital.

Principal Investment Policies and Strategies. As set forth in the table below, the principal investment policies and strategies of Small/Mid-Cap Premier are similar to those of Pennsylvania Mutual.

Royce Small/Mid-Cap Premier Fund	Royce Pennsylvania Mutual Fund
Royce invests the Fund’s assets in a limited number (generally less than 100) of equity securities of primarily small-cap and mid-cap companies with stock market capitalizations up to $15 billion. Royce looks for companies that it considers “premier”—those that it believes have sustainable, moat-like franchises, discernible competitive advantages, a history of prudent capital allocation, and opportunities to profitably reinvest excess cash flow.	Royce invests the Fund’s assets primarily in equity securities of small- and micro-cap companies with stock market capitalizations up to $3 billion that it believes are trading below its estimate of their current worth. The Fund uses multiple investment disciplines in an effort to provide exposure to approaches that have historically tended to perform well in different market environments. These disciplines include investing in a “High Quality” approach—companies that Royce believes have competitive advantages and high returns on capital; a “Traditional Value” approach —companies that are currently out of favor, selling at what Royce deems to be low valuations; and a “Special Situations” approach—companies with complex structures that do not lend themselves to traditional valuation metrics, as well as other Royce approaches such as “Growth at a Reasonable Price” and “Deep Value.” The Fund’s portfolio managers generally focus on one or more of these approaches in managing segments of the Fund’s assets, while the Lead Portfolio Manager oversees investments across all segments.
Normally, the Fund invests at least 80% of its net assets in equity securities of small- and mid-cap companies with stock market capitalizations up to $15 billion.	Normally, the Fund invests at least 65% of its net assets in equity securities of small- and micro-cap companies with stock market capitalizations up to $3 billion.
Although the Fund normally focuses on securities of U.S. companies, it may invest up to 25% of its net assets (measured at the time of investment) in securities of companies headquartered in foreign countries. The Fund does not expect to purchase or sell foreign currencies to hedge against declines in the U.S. dollar or to lock in the value of any foreign securities that it purchases.	Although the Fund normally focuses on securities of U.S. companies, it may invest up to 25% of its net assets (measured at the time of investment) in securities of companies headquartered in foreign countries. The Fund does not expect to purchase or sell foreign currencies to hedge against declines in the U.S. dollar or to lock in the value of any foreign securities that it purchases.

Overall, Small/Mid-Cap Premier and Pennsylvania Mutual are similar to one another in that they:

•	have identical investment objectives (i.e., long-term growth of capital);

•	use a bottom-up, core investment approach;

•	invest a substantial portion of their respective assets in the equity securities of U.S. issuers;

•	are subject to identical restrictions on their investments in foreign securities; and

•	do not expect to engage in foreign currency hedging to protect against declines in the U.S. dollar or to lock in the value of their foreign security holdings.

Small/Mid-Cap Premier and Pennsylvania Mutual, however, differ from one another in certain ways. For example, these Funds focus on overlapping yet distinct market capitalization segments within the equity securities market. Pursuant to its investment policies, Small/Mid-Cap Premier must normally invest at least 80% of its net assets in small- and mid-cap companies with stock market capitalizations up to $15 billion. Pennsylvania Mutual, on the other hand, must normally invest at least 65% of its nets assets in small- and micro-cap companies with stock market capitalizations up to $3 billion under its investment policies. As a result of the potential difference in market cap focus permitted by their respective investment policies, these Funds have different benchmark indexes (i.e., the Russell 2500 Index is the primary benchmark index for Small/Mid-Cap Premier while the Russell 2000 Index is the benchmark index for Pennsylvania Mutual) and had meaningfully different geometric average market capitalizations as of December 31, 2018 (i.e., approximately $4.1 billion for Small/Mid-Cap Premier versus approximately $1.72 billion for Pennsylvania Mutual). Small/Mid-Cap Premier and Pennsylvania Mutual are also different from one another in that Small/Mid-Cap Premier normally invests in a limited number (generally less than 100) of issuers while Pennsylvania Mutual normally has a more broadly diversified portfolio in terms of number of holdings. As of December 31, 2018, Small/Mid-Cap Premier had 66 portfolio holdings while Pennsylvania Mutual had 269 portfolio holdings.

Principal Investment Risks. Overall, Small/Mid-Cap Premier and Pennsylvania Mutual are subject to similar principal investment risks due to their bottom-up, core investment approaches and their focus on U.S. equity securities. However, Small/Mid-Cap Premier’s investment in a limited number of issuers may, however, involve more risk than Pennsylvania Mutual because Small/Mid-Cap Premier may be more susceptible to any single corporate, economic, political, regulatory, or market event.

Principal Investment Risks	Royce Small/Mid- Cap Premier Fund	Royce Pennsylvania Mutual Fund
Market Risk. As with any mutual fund that invests in common stocks, the Fund is subject to market risk—the possibility that common stock prices will decline over short or extended periods of time. As a result, the value of your investment in the Fund will fluctuate, sometimes sharply and unpredictably, and you could lose money over short or long periods of time.
Royce’s estimate of a company’s current worth also may prove to be inaccurate, or this estimate may not be recognized by other investors, which could lead to portfolio losses. Securities in the Fund’s portfolio may not increase as much as the market as a whole and some securities may continue to be undervalued for long periods of time. Investments in the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.	Yes	Yes
Risks of Investing in Smaller-Company Securities. The prices of securities with smaller market capitalizations are generally more volatile than those of larger-cap securities. In addition, because these securities tend to have significantly lower trading volumes than larger-cap securities, the Fund may have difficulty selling holdings or may only be able to sell holdings at prices substantially lower than what Royce believes they are worth. Such companies may also have limited markets, financial resources or product lines, may lack management depth, and may be more vulnerable to adverse business or market developments. Therefore, the Fund may involve considerably more risk of loss and its returns may differ significantly from funds investing in larger-cap companies or other asset classes.	Yes*	Yes*
Investment in a Limited Number of Issuers. The Fund’s investment in a limited number of issuers may involve more risk to investors than a more broadly diversified portfolio of because it may be more susceptible to any single corporate, economic, political, regulatory, or market event.	Yes	No
Industry and Sector Overweights. The Fund’s potential industry and sector overweights may involve more risk to investors than a more broadly diversified portfolio of securities because it may be more susceptible to any single corporate, economic, political, regulatory, or market event.	Yes	Yes
Foreign Securities Risk. In addition to general market risk, foreign securities may be subject to different risks than investments in U.S. securities, including adverse political, social, economic, or other developments that are unique to a particular country or region. Prices of foreign securities in particular countries or regions may, at times, move in a different direction and/or be more volatile than those of U.S. securities. The Fund’s investments are usually denominated in or tied to the currencies of the countries in which they are primarily traded. Because the Fund does not intend to hedge its foreign currency exposure, the U.S. dollar value of the Fund’s investments may be harmed by declines in the value of foreign currencies in relation to the U.S. dollar. This may occur even if the value of the investment in the currency’s home country has not declined.	Yes	Yes
* The prices of equity securities of companies with stock market capitalizations up to $3 billion are generally more volatile than those of equity securities of companies with stock market capitalizations between $3 billion and $15 billion. As a result, an investment in Pennsylvania Mutual may involve more risk of loss and its returns may differ from Small/Mid-Cap Premier to the extent Pennsylvania Mutual invests, relative to Small/Mid-Cap Premier, a greater portion of its assets in the equity securities of companies with stock market capitalizations up to $3 billion while Small/Mid-Cap Premier invests, relative to Pennsylvania Mutual, a greater portion of its assets in the equity securities of companies with stock market capitalizations between $3 billion and $15 billion.

Certain Fundamental Investment Restrictions and Operating Policies. Referenced below are certain fundamental investment restrictions and operating policies of Small/Mid-Cap Premier and Pennsylvania Mutual. Neither Fund’s fundamental investment restrictions may be changed without the approval of the Board and a “majority of the outstanding voting securities” of the relevant Fund, which is defined in the 1940 Act as the lesser of: (i) 67% or more of the shares of the Fund present at a shareholders’ meeting, if the holders of more than 50% of the outstanding shares of such Fund are present or represented by proxy at such meeting; or (ii) more than 50% of the outstanding shares of the Fund. Operating policies, on the other hand, may be changed by the Board without shareholder approval.

The fundamental investment restrictions of Small/Mid-Cap Premier and Pennsylvania Mutual are substantially similar. However, pursuant to its fundamental investment restrictions, Small/Mid-Cap Premier may not invest more than 10% of its net assets in illiquid securities (i.e., securities for which market quotations are not readily available), while Pennsylvania Mutual is not subject to a similar fundamental policy restriction. However, Pennsylvania Mutual may not, as a matter of operating policy, invest more than 15% of its net assets in restricted securities (i.e., securities that are may be subject to contractual or legal restrictions on resale to the general public or to certain institutions).

Pursuant to their operating policies, Small/Mid-Cap Premier and Pennsylvania Mutual may invest without limit in short-term fixed income securities for temporary defensive purposes. If either Fund should implement such a temporary investment policy, such policy would be inconsistent with its investment goal and the Fund may not achieve its investment goal while that policy is in effect. Small/Mid-Cap Premier and Pennsylvania Mutual also may invest in short-term fixed income securities in order to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions under their operating policies.

Investment Performance of Small/Mid-Cap Premier
The following performance information provides an indication of the risks of investing in Small/Mid-Cap Premier. Past performance does not indicate how Small/Mid-Cap Premier will perform in the future. The Calendar Year Total Returns chart shows performance year by year over the last ten years (Investment Class used for illustrative purposes—returns differ by Class). The Annualized Total Returns table shows how the average annual total returns of Small/Mid-Cap Premier for various periods compare with those of the Russell 2500 Index, the Fund’s primary benchmark index, and the Russell 2000 Index, the Fund’s secondary benchmark index. The Service Class has higher expenses than the Investment Class but lower expenses than the Consultant Class. If the Service Class’s expenses had been reflected, returns for that Class would have been lower than those of the Investment Class but higher than those of the Consultant Class. If the Consultant Class’s expenses had been reflected, returns for that Class would have been lower than those of the Investment Class and the Service Class.

During the period shown in the bar chart, the highest return for a calendar quarter was 29.21% (quarter ended 6/30/09) and the lowest return for a calendar quarter was -22.94% (quarter ended 9/30/11).

The table also presents the impact of taxes on the returns of Small/Mid-Cap Premier (Investment Class again used for illustrative purposes; after tax returns differ by Class and would have been lower for the Service Class and the Consultant Class). In calculating these figures, it was assumed that the shareholder was in the highest federal income tax bracket in effect at the time of each distribution of income or capital gains. The impact of state or local income taxes was not considered. Your after-tax returns depend on your tax situation, so they may differ from the returns shown. This information does not apply if your investment is in an individual retirement account (IRA), a 401(k) plan, or is otherwise tax deferred, because such accounts are subject to income taxes only upon distribution. Current month-end performance information may be obtained at www.roycefunds.com or by calling Investor Services at 1-800-221-4268.

Annualized Total Returns As of 12/31/18 (%)
	1 YEAR	5 YEAR	10 YEAR
Investment Class
Return Before Taxes	-15.05	2.52	11.22
Return After Taxes on Distributions	-19.20	-0.01	9.35
Return After Taxes on Distributions and Sale of Fund Shares	-6.29	1.86	9.26
Service Class
Return Before Taxes	-15.16	2.29	10.96
Consultant Class
Return Before Taxes	-15.95	1.38	9.93
Russell 2500 Index (Reflects no deductions for fees, expenses, or taxes)	-10.00	5.15	13.15
Russell 2000 Index (Reflects no deductions for fees, expenses, or taxes)	-11.01	4.41	11.97

Investment Performance of Pennsylvania Mutual
The following performance information provides an indication of the risks of investing in Pennsylvania Mutual. Past performance does not indicate how Pennsylvania Mutual will perform in the future. The Calendar Year Total Returns chart shows performance year by year over the last ten years (Investment Class used for illustrative purposes—returns differ by Class). The Annualized Total Returns table shows how the average annual total returns of Pennsylvania Mutual for various periods compare with those of the Russell 2000 Index, the Fund’s benchmark index. The Service Class has higher expenses than the Investment Class but lower expenses than the Consultant Class. If the Service Class’s expenses had been reflected, returns for that Class would have been lower than those of the Investment Class but higher than those of the Consultant Class. If the Consultant Class’s expenses had been reflected, returns for that Class would have been lower than those of the Investment Class and the Service Class.

During the period shown in the bar chart, the highest return for a calendar quarter was 22.91% (quarter ended 6/30/09) and the lowest return for a calendar quarter was -21.07% (quarter ended 9/30/11).

The table also presents the impact of taxes on the returns of Pennsylvania Mutual (Investment Class again used for illustrative purposes; after tax returns differ by Class and would have been lower for the Service Class and the Consultant Class). In calculating these figures, it was assumed that the shareholder was in the highest federal income tax bracket in effect at the time of each distribution of income or capital gains. The impact of state or local income taxes was not considered. Your after-tax returns depend on your tax situation, so they may differ from the returns shown. This information does not apply if your investment is in an individual retirement account (IRA), a 401(k) plan, or is otherwise tax deferred, because such accounts are subject to income taxes only upon distribution. Current month-end performance information may be obtained at www.roycefunds.com or by calling Investor Services at 1-800-221-4268.

Annualized Total Returns As of 12/31/18 (%)
	1 YEAR	5 YEAR	10 YEAR
Investment Class
Return Before Taxes	-9.66	3.15	11.34
Return After Taxes on Distributions	-13.63	-0.44	9.07
Return After Taxes on Distributions and Sale of Fund Shares	-2.65	2.28	9.35
Service Class
Return Before Taxes	-9.96	2.84	11.07
Consultant Class
Return Before Taxes	-10.56	2.12	10.24
Russell 2000 Index (Reflects no deductions for fees, expenses, or taxes)	-11.01	4.41	11.97

Management of Small/Mid-Cap Premier and Pennsylvania Mutual
Investment Adviser. Royce & Associates, LP is the investment adviser for Small/Mid-Cap Premier and Pennsylvania Mutual and is responsible for the management of their respective assets. Royce has been investing in smaller-company securities with a value approach for more than 40 years. Its offices are located at 745 Fifth Avenue, New York, NY 10151.

Portfolio Managers for Small/Mid-Cap Premier, Pennsylvania Mutual, and Combined Fund. Steven G. McBoyle serves as the sole portfolio manager for Small/Mid-Cap Premier. He has been portfolio manager since 2012 and was previously assistant portfolio manager (2011-2012). Charles M. Royce is Pennsylvania Mutual’s lead portfolio manager. Portfolio Managers Jay S. Kaplan and Lauren A. Romeo manage Pennsylvania Mutual with him. They are assisted by Portfolio Managers James P. Stoeffel, Chris E. Flynn, and Andrew S. Palen. Assistant portfolio managers may have investment discretion over a portion of a Fund’s portfolio subject to supervision by the Fund’s portfolio manager(s). Mr. Royce has been portfolio manager of Pennsylvania Mutual since 1972. Mr. Kaplan and Ms. Romeo became portfolio managers in 2016 and were previously assistant portfolio managers from 2003 and 2006, respectively, through 2015. Mr. Stoeffel and Mr. Flynn became assistant portfolio managers in 2017 while Mr. Palen became assistant portfolio manager in 2018. It is currently expected that such Portfolio Managers for Pennsylvania Mutual will continue in their respective roles for the Combined Fund assuming completion of the Small/Mid-Cap Premier Reorganization. It is further expected that Mr. McBoyle will join the portfolio management group for the Combined Fund assuming completion of the Small/Mid-Cap Premier Reorganization. Additional information about the compensation of the portfolio managers for Small/Mid-Cap Premier and Pennsylvania Mutual, other accounts managed by such portfolio managers, and the portfolio managers’ ownership of securities in the relevant Fund and any other series of the Trust they manage is included in the SAI.

Investment Advisory Services Provided to Small/Mid-Cap Premier and Pennsylvania Mutual by Royce. Royce receives advisory fees monthly as compensation for its services to Small/Mid-Cap Premier and Pennsylvania Mutual. The annual rates of these fees, before any waiver or expense reimbursements to cap the expense ratios for certain Fund share classes at specified levels as shown in this Prospectus/Proxy Statement under the heading “Fees and Expenses for Royce Small/Mid-Cap Premier Fund Shareholders,” are as follows:

Royce Small/Mid-Cap Premier Fund	Royce Pennsylvania Mutual Fund
0.85% of the first $2,000,000,000 0.80% of the next $1,000,000,000 0.75% of the next $1,000,000,000 0.70% of any additional average net assets	1.00% of the first $50,000,000 0.875% of the next $50,000,000 0.75% of any additional average net assets

Other Service Providers for Small/Mid-Cap Premier, Pennsylvania Mutual, and Combined Fund. Royce Fund Services, LLC serves as the distributor for the shares of Small/Mid-Cap Premier and Pennsylvania Mutual. State Street Bank and Trust Company is the custodian of the securities, cash, and other assets of each of these Funds. DST Asset Manager Solutions, Inc. serves as the transfer agent for Small/Mid-Cap Premier and Pennsylvania Mutual. It is currently expected that such firms will continue in their respective roles for the Combined Fund assuming completion of the Small/Mid-Cap Premier Reorganization.

Financial Highlights for Small/Mid-Cap Premier and Pennsylvania Mutual
This table is intended to help you understand the financial performance for the past five years of the Investment Class, Service Class, and Consultant Class shares of each of Small/Mid-Cap Premier and Pennsylvania Mutual. The table reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the relevant Fund (assuming reinvestment of all distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Fund’s financial statements, is included in the Annual Report, which is available at www.roycefunds.com or upon request.

												Ratio of Expenses to Average Net Assets

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments and Foreign Currency	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers, Expense Reimbursements and Balance Credits	Prior to Fee Waivers and Expense Reimbursements	Net of Fee Waivers and Expense Reimbursements	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Royce Small/Mid-Cap Premier Fund–Investment Class
2018	$15.66	$0.02	$(2.32)	$(2.30)	$(0.01)	$(2.60)	$(2.61)	$–	$10.75	(15.05)%	$64,376	1.02%	1.02%	1.02%	0.12%	69%

2017	14.64	0.05	3.05	3.10	(0.03)	(2.05)	(2.08)	–	15.66	21.47	81,549	0.99	0.99	0.99	0.29	54

2016	12.87	0.04	2.30	2.34	(0.06)	(0.51)	(0.57)	–	14.64	18.12	88,378	1.02	1.02	1.02	0.22	67

2015	15.21	0.12	(1.09)	(0.97)	(0.11)	(1.26)	(1.37)	–	12.87	(6.33)	89,766	1.10	1.10	1.10	0.54	66

2014	16.24	0.10	(0.25)	(0.15)	(0.05)	(0.83)	(0.88)	–	15.21	(0.81)	160,558	1.09	1.09	1.09	0.66	35

Royce Small/Mid-Cap Premier Fund–Service Class
2018	$15.61	$(0.01)	$(2.30)	$(2.31)	$–	$(2.59)	$(2.59)	$–	$10.71	(15.16)%	$84,555	1.32%	1.31%	1.17%	(0.04)%	69%

2017	14.60	0.02	3.03	3.05	–	(2.04)	(2.04)	–	15.61	21.21	112,520	1.32	1.32	1.19	0.10	54

2016	12.84	0.00	2.30	2.30	(0.03)	(0.51)	(0.54)	–	14.60	17.84	120,254	1.36	1.36	1.25	(0.01)	67

2015	15.17	0.05	(1.05)	(1.00)	(0.07)	(1.26)	(1.33)	–	12.84	(6.53)	120,381	1.46	1.46	1.35	0.31	66

2014	16.20	0.05	(0.25)	(0.20)	–	(0.83)	(0.83)	–	15.17	(1.14)	175,433	1.43	1.43	1.40	0.32	35

Royce Small/Mid-Cap Premier Fund–Consultant Class
2018	$11.06	$(0.10)	$(1.62)	$(1.72)	$–	$(1.82)	$(1.82)	$–	$7.52	(15.95)%	$6,229	2.25%	2.24%	2.09%	(0.96)%	69%

2017	10.44	(0.09)	2.16	2.07	–	(1.45)	(1.45)	–	11.06	20.10	10,328	2.24	2.24	2.09	(0.81)	54

2016	9.37	(0.09)	1.67	1.58	–	(0.51)	(0.51)	–	10.44	16.78	11,643	2.28	2.28	2.14	(0.89)	67

2015	11.47	(0.06)	(0.78)	(0.84)	–	(1.26)	(1.26)	–	9.37	(7.31)	11,369	2.41	2.41	2.24	(0.58)	66

2014	12.57	(0.07)	(0.20)	(0.27)	–	(0.83)	(0.83)	–	11.47	(2.02)	13,338	2.31	2.31	2.31	(0.59)	35

Royce Pennsylvania Mutual Fund–Investment Class
2018	$10.52	$0.04	$(0.97)	$(0.93)	$(0.02)	$(1.82)	$(1.84)	$–	$7.75	(9.66)%	$1,203,967	0.92%	0.92%	0.92%	0.33%	35%

2017	11.02	0.06	1.68	1.74	(0.06)	(2.18)	(2.24)	–	10.52	16.24	1,622,523	0.92	0.92	0.92	0.47	27

2016	9.33	0.07	2.41	2.48	(0.04)	(0.75)	(0.79)	–	11.02	26.47	1,671,848	0.92	0.92	0.92	0.60	18

2015	13.00	0.09	(1.58)	(1.49)	(0.10)	(2.08)	(2.18)	–	9.33	(11.43)	1,925,419	0.92	0.92	0.92	0.58	21

2014	14.73	0.06	(0.21)	(0.15)	(0.04)	(1.54)	(1.58)	–	13.00	(0.70)	3,869,579	0.91	0.91	0.91	0.35	21

Royce Pennsylvania Mutual Fund–Service Class
2018	$10.56	$(0.01)	$(0.96)	$(0.97)	$–	$(1.82)	$(1.82)	$–	$7.77	(9.96)%	$32,191	1.30%	1.30%	1.30%	(0.07)%	35%

2017	11.03	0.01	1.69	1.70	–	(2.17)	(2.17)	–	10.56	15.88	54,938	1.27	1.27	1.27	0.07	27

2016	9.35	0.03	2.41	2.44	(0.01)	(0.75)	(0.76)	–	11.03	25.99	100,598	1.26	1.26	1.26	0.27	18

2015	12.96	0.05	(1.56)	(1.51)	(0.02)	(2.08)	(2.10)	–	9.35	(11.57)	102,341	1.23	1.23	1.23	0.29	21

2014	14.69	0.00	(0.19)	(0.19)	–	(1.54)	(1.54)	–	12.96	(1.04)	333,548	1.23	1.23	1.23	0.03	21

Royce Pennsylvania Mutual Fund–Consultant Class
2018	$8.46	$(0.06)	$(0.77)	$(0.83)	$–	$(1.45)	$(1.45)	$–	$6.18	(10.56)%	$249,004	1.93%	1.93%	1.93%	(0.69)%	35%

2017	8.90	(0.05)	1.35	1.30	–	(1.74)	(1.74)	–	8.46	15.06	361,569	1.93	1.92	1.92	(0.54)	27

2016	7.70	(0.03)	1.98	1.95	–	(0.75)	(0.75)	–	8.90	25.20	402,114	1.94	1.94	1.94	(0.42)	18

2015	11.16	(0.05)	(1.33)	(1.38)	–	(2.08)	(2.08)	–	7.70	(12.31)	416,862	1.94	1.94	1.94	(0.44)	21

2014	12.96	(0.08)	(0.18)	(0.26)	–	(1.54)	(1.54)	–	11.16	(1.72)	676,347	1.91	1.91	1.91	(0.64)	21

ADDITIONAL INFORMATION ABOUT THE FUNDS

How to Purchase and Sell Fund Shares
The minimum initial investments for Investment Class, Service Class, and Consultant Class shares of the Funds purchased directly from the Trust1 are set forth in the table below. (Consultant Class shares of Royce Small/Mid-Cap Premier and Pennsylvania Mutual are generally offered only through certain broker-dealers.)

ACCOUNT TYPE	MINIMUM
Regular Account	$2,000
IRA	$1,000
Automatic Investment or Direct Deposit Plan Accounts	$1,000
401(k) Accounts	None

The minimum for subsequent investments is $50, regardless of account type.
[1]The minimum initial investment in GiftShare Accounts in the Service Class and Consultant Cass of Small/Mid-Cap Premier is $5,000.

You may sell shares in your account at any time and make requests online, by telephone, and by mail. You may also purchase or sell Fund shares through a third party, such as a discount or full-service broker-dealer, bank, or other financial intermediary.

Tax Information
Each Fund intends to make distributions that are expected to be taxable to you as ordinary income or capital gains unless your investment is in an individual retirement account (IRA), a 401(k) plan, or is otherwise tax deferred. Please see the information in this section under the sub-heading “Dividends, Distributions, and Taxes” for more details.

Financial Intermediary Compensation
If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Distribution Arrangements
RFS distributes the Funds’ shares pursuant to the terms of its distribution agreements with the Funds. The Trust has adopted a distribution plan for the Service Class shares for each Fund and the Consultant Class shares for Small/Mid-Cap Premier and Pennsylvania Mutual under Rule 12b-1 under the 1940 Act. Under this plan and the distribution agreements, the Service and Consultant Classes are obligated to pay a fee to RFS of up to 0.25% and 1.00% per year of their respective average net assets. RFS uses the Rule 12b-1 fee for Service Class primarily to cover sales-related and account maintenance costs and to pay service and other fees to broker-dealers that introduce investors to Service Class shares of the Funds. RFS uses the Rule 12b-1 fee for Consultant Class primarily to cover sales-related and account maintenance costs and to pay sales commissions and other fees to broker-dealers that introduce investors to Consultant Class shares of Small/Mid-Cap Premier and Pennsylvania Mutual. Because these fees are paid out of the applicable Fund’s assets that are attributable to the Service and Consultant Classes on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Neither the distribution plan nor the distribution agreements currently provide for any suspension or reduction of the 0.25% or 1.00% fee payable by the Service Class or the Consultant Class, respectively, of any Fund if such Class closes to new investors.

If you purchase Fund shares through a third party, such as a discount or full-service broker-dealer, bank, or other financial intermediary, or through a firm that provides recordkeeping and other shareholder services to employee benefit plans (“Retirement Plan Recordkeepers”), the shares may be held in the name of that party on the Fund’s books. RFS and/or Royce may compensate broker-dealers, Retirement Plan Recordkeepers, and other financial intermediaries that introduce investors to the Fund, provide the opportunity to distribute the Fund through their sales personnel, provide access to their sales personnel and branch offices, and/or provide certain administrative services to their customers who own Fund shares. These payments are sometimes referred to as “revenue sharing.” In addition, the Board has authorized the Funds to compensate such third parties to the extent the Board has determined that any of the services which these parties render to a Fund are non-distribution-related shareholder services, including recordkeeping and account maintenance services.

Payments to third parties (each, a “financial intermediary”) may: (i) be substantial to any given financial intermediary, (ii) be more or less than the payments received by a financial intermediary with respect to other mutual funds, and (iii) exceed the costs and expenses incurred by the financial intermediary for any servicing activities in respect of the Funds. Revenue sharing arrangements are separately negotiated between Royce and/or its affiliates and the financial intermediaries receiving these payments.

Revenue sharing and shareholder servicing payments may influence financial intermediaries to recommend or sell a Fund over other mutual funds. You may ask your financial intermediary about these differing interests and how the financial intermediary and its employees and associated persons are compensated for administering your Fund investment. Revenue-sharing and shareholder servicing payments may benefit Royce to the extent that the payments result in more assets, on which fees are charged by Royce, being invested in a Fund.

Additional Information About Purchasing Shares
If you purchase Fund shares through a third party, such as a discount or full-service broker-dealer, bank, or other financial intermediary, or through Retirement Plan Recordkeepers, share class eligibility, investment minimums, commissions, fees, policies and procedures may differ from those described in this Prospectus/Proxy Statement. Such third parties may initiate an exchange or convert Fund shares of one class held by you for or into shares of another class of that Fund in order to ensure compliance with such eligibility requirements, policies, and procedures. For example, such an exchange may be initiated by a third party (and not by a Fund or RFS) in the event Fund shares come to be held in connection with different type of program (e.g., investment advisory vs. brokerage) offered by such third party. Likewise, a conversion of Consultant Class shares to Service Class shares (or the appropriate share class) of the Fund may be initiated by a third party (and not by a Fund or RFS) if such Consultant Class shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of such third party. Such exchanges or conversions would be effected solely on the basis of the relative net asset values of the respective shares to be exchanged or converted without the imposition of any sales charges by the Fund or RFS. The class of shares received by you in such an exchange or conversion may be subject to higher fees and expenses than the class of shares held by you immediately prior to such exchange or conversion.

In addition to regular accounts, Small/Mid-Cap Premier offers GiftShare Accounts, which are trusts designed exclusively for gifting and estate planning. For more information on GiftShare Accounts, please call Investor Services at 1-800-221-4268 or visit www.roycefunds.com for an information packet.

The Trust reserves the right both to suspend the offering of any Fund’s shares to new investors and to reject any specific purchase request. The Funds do not offer their shares for sale outside of the United States.

The Trust reserves the right to reinvest the proceeds from any dividends from net investment income, distributions from net realized capital gains, or redemptions of shares which a shareholder has chosen to receive by check if the check remains uncashed for more than 180 days. No interest will accrue on the amount of such uncashed checks, which will be reinvested in additional shares of the applicable Fund at the net asset value per share at the time of the reinvestment. If a shareholder has chosen to receive distributions in cash and a check remains uncashed for more than 180 days, subsequent dividends and distributions may be reinvested automatically in additional shares of the applicable Fund. In addition, a shareholder’s participation in an automatic withdrawal plan may be terminated if a check remains uncashed. These policies may be waived for closed accounts as well as for certain retirement or other qualified plans.

Additional Information About Redeeming Shares
You may redeem shares in your account at any time. The Funds, however, are intended primarily for long-term investment purposes and are not intended to provide a means of speculating on short-term market movements. Please see the information in this section under the sub-heading “Frequent Trading of Fund Shares” for more details.

Early Redemption Fee on Investment Class and Service Class Shares
In order to discourage short-term trading, the Trust assesses an early redemption fee of 1% on redemptions of the Investment and Service Classes of shares of any Fund that you held for less than 30 days. Each fee is payable to the relevant Fund out of the proceeds otherwise payable to you.

The “first-in, first-out” method is used to determine the holding period by comparing the date of the redemption with the earliest dates of the share purchases in an account. For accounts registered on the books of the Funds’ transfer agent, the anniversary day of an account transaction determines the 30-day holding period, so that if you purchased a Fund’s shares on March 30, 2019, these shares would be subject to the fee if you were to redeem them prior to May 2, 2019.

You will incur no fee on shares that you acquire through distribution reinvestment. The redemption fee will apply to shares that you exchange into another series of the Trust (exchanges from GiftShare Accounts in Small/Mid-Cap Premier are not permitted). The following types of shareholders and accounts are exempt from the early redemption fee: participants in Automatic Investment or Withdrawal Plans, retirement plans, certain pre-approved group investment plans and charitable organizations, omnibus or similar account customers of certain pre-approved broker-dealers and other institutions, and GiftShare Accounts in Small/Mid-Cap Premier.

Contingent Deferred Sales Charge for Consultant Class Shares
A CDSC of 1.00% is assessed on redemptions of Consultant Class shares held for less than 365 days.

The CDSC is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation or depreciation. The CDSC is payable to RFS as compensation for its expenses in selling shares, including paying compensation to broker-dealers and other financial intermediaries

Each CDSC will be paid to RFS out of the proceeds otherwise payable to you. RFS generally pays broker-dealers and other financial intermediaries selling Consultant Class shares a commission of 1.00% of the purchase price of those shares, and RFS will retain the CDSC and an annual distribution/service fee of 1.00% of the average daily net assets of the Consultant Class shares not redeemed during such period. Starting on the 365th day after purchase, the third-party broker-dealers or other financial intermediaries will receive an annual distribution/service fee of up to 1.00% of the average daily net assets of the Consultant Class shares that they service.

When you request a redemption of Consultant Class shares, shares held for 365 days or longer, and therefore not subject to a CDSC, will be redeemed first.

You will not pay a CDSC on:
•	Exchanges between Consultant Classes of the various series of the Trust.
•	Shares acquired through reinvestment of distributions.
•	Shares no longer subject to the CDSC.

The CDSC will generally be waived for:
•	Participants in Automatic Investment or Withdrawal Plans.
•	Certain profit sharing or retirement plans.
•	Certain pre-approved group investment plans and charitable organizations.
•	Omnibus or similar account customers of certain pre-approved broker-dealers and other institutions.

Please note that these exemptions may not be available to investors who hold Consultant Class shares through certain broker-dealers and other financial intermediaries.

Shareholders purchasing Consultant Class shares through a Merrill Lynch platform or account will be eligible only for the CDSC waivers described below, which may differ from those disclosed elsewhere in this Prospectus/Proxy Statement or the SAI.

CDSC Waivers on Consultant Class Shares Available at Merrill Lynch:
•	Death or disability of the shareholder.
•	Shares sold as part of a systematic withdrawal plan as described in this Prospectus/Proxy Statement.
•	Return of excess contributions from an IRA.
•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½ as described in this Prospectus/Proxy Statement.
•	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch.

Effective March 1, 2019, shareholders purchasing Consultant Class shares through a Raymond James & Associates, Inc., Raymond James Financial Services, Inc., & Raymond James affiliates (collectively, “Raymond James”) platform or account will be eligible only for the CDSC waivers described below, which may differ from those disclosed elsewhere in this Prospectus.

CDSC Waivers on Consultant Class Shares Available at Raymond James:
•	Death or disability of the shareholder.
•	Shares sold as part of a systematic withdrawal plan as described in this Prospectus/Proxy Statement.
•	Return of excess contributions from an IRA.
•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½ as described in this Prospectus/Proxy Statement.
•	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.

In addition, holders Consultant Class shares of Small/Mid-Cap Premier and Pennsylvania Mutual will have their shares converted at net asset value to Service Class shares (or the appropriate share class) of the relevant Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

If you want to learn more about CDSC waivers, contact your Financial Advisor or consult the SAI. If you want to learn more about the above-described share class conversions, contact your Raymond James Financial Advisor.

Other Redemption Information
The Funds will normally make redemptions in cash for shareholders who hold shares that are registered in their own name. Each Fund typically expects to send (via check, wire, or ACH) redemption payments to such shareholders within two business days after the transfer agent’s receipt of a redemption request in Good Order (as defined below). For accounts held through financial intermediaries, the length of time that a Fund typically expects to pay redemption proceeds depends, in part, on the terms of the agreement in place between the financial intermediary and the Fund. For redemption proceeds for intermediary-held accounts that are paid either directly to you from a Fund or to your financial intermediary for transmittal to you, the Fund typically expects to make payments by wire, by ACH, or by issuing a check on the next business day following receipt of a redemption request in Good Order. Redemption requests that are processed through investment professionals that utilize the National Securities Clearing Corporation will generally settle one to three business days following receipt of a redemption request in Good Order. The financial intermediary, if applicable, is responsible for transmitting redemption proceeds to shareholders. Under certain circumstances and when deemed to be in the best interest of a Fund, redemption proceeds may take up to seven calendar days to be sent after receipt of a redemption request in Good Order. In addition, with respect to investors redeeming shares that were purchased by check or through ACH, redemption proceeds may not be sent until payment for the entire purchase is collected, which may take up to 15 calendar days.

The Funds typically expect to satisfy redemption requests either by using available cash (or cash equivalents) or by selling portfolio securities. The Funds may use other methods to satisfy redemption requests, including using a line of credit or participating in an interfund lending program in reliance on exemptive relief from the SEC. These methods may be used during both normal and stressed market conditions.

In addition to paying redemption proceeds in cash, the Trust reserves the right to satisfy a shareholder’s redemption request under certain circumstances by effecting a redemption-in-kind through a pro rata distribution of a Fund’s portfolio securities (allowing for adjustments to prevent distributions of restricted shares, fractional shares and odd-lot numbers of shares). Redemption-in-kind proceeds will typically be made by delivering the selected securities to the redeeming shareholder within seven days after the receipt of a redemption request in Good Order. For these purposes, such securities will be valued at the same value assigned to them in calculating a Fund’s net asset value per share. If a Fund pays redemption proceeds by transferring portfolio securities in-kind to you, you may pay transaction costs to dispose of the securities, incur adverse tax consequences in connection with any such disposal, and receive less for them than the price at which they were valued for purposes of redemption.

The Trust reserves the right to involuntarily redeem Fund shares in any account that falls below the minimum initial investment due to redemptions by the shareholder. If at any time the balance in an account does not have a value at least equal to the minimum initial investment, you may be notified that the value of your account is below a Fund’s minimum account balance requirement. You would have 60 days to increase your account balance before the account is closed. Proceeds would be paid promptly to the shareholder.

The Trust also may suspend redemption privileges or postpone payment for the Funds beyond seven days (1) for any period (A) during which the NYSE is closed other than customary weekend and holiday closings or (B) during which trading on the NYSE is restricted; (2) for any period during which an emergency exists as a result of which (A) disposal by a Fund of securities owned by it is not reasonably practicable or (B) it is not reasonably practicable for a Fund fairly to determine the value of its net assets; or (3) for such other periods as the SEC may by order permit for the protection of the Fund’s shareholders. The Trust also reserves the right to revise or suspend the exchange privilege at any time.

Frequent Trading of Fund Shares
Large and frequent short-term trades in a Fund’s shares increase the administrative costs associated with processing its shareholder transactions. This kind of trading may also potentially interfere with the efficient management of a Fund’s portfolio and increase the costs associated with trading its portfolio securities. In addition, under certain circumstances frequent trading may dilute the returns earned on shares held by a Fund’s other shareholders.

The Board has determined that the Funds are not designed to serve as vehicles for frequent trading in response to short-term fluctuations in the securities markets, and has therefore adopted a policy intended to discourage shareholders from trading that could be detrimental to long-term shareholders of the Funds (the “Policy”).

The Policy provides that the Funds will monitor shareholder trading activity and will seek to restrict a shareholder’s trading privileges in a Fund if that shareholder is found to have engaged in multiple “Round Trip” transactions. A “Round Trip” is defined as a purchase (including subscriptions and exchanges) into a Fund either preceded or followed by a sale (including redemptions and exchanges) of the same or a similar number of shares out of the Fund within 30 days of the purchase. The Funds will make inquiries or take action against any such shareholder whose trading appears inconsistent with the Policy. Purchases and sales of Fund shares made through an automatic investment plan or systematic withdrawal plan or initiated by a third party to ensure compliance with its eligibility requirements, policies, and procedures are not considered when determining Round Trips. In addition, as described above, the Funds impose a redemption fee on certain short-term redemptions to discourage frequent trading.

The Funds may reject any purchase or exchange order by any investor for any reason, including orders the Funds believe are made by short-term investors. In particular, under the Policy, the Funds reserve the right to restrict or reject purchases of shares (including exchanges) without prior notice whenever they detect a pattern of excessive trading.

With respect to accounts where shareholder transactions are processed, or records are kept, by third-party intermediaries, the Funds use reasonable efforts to monitor such accounts to detect suspicious trading patterns. Transactions placed through the same financial intermediary or omnibus account may be deemed part of a group for this purpose and therefore be rejected. For any account that is so identified, the Funds will make further inquiries and take any other necessary actions to enforce the Policy against the shareholder(s) trading through this account and, if necessary, the third-party intermediary maintaining this account. However, the Funds may not be able to determine that a specific order, especially an order made through an omnibus, retirement plan, or similar account, is short term or excessive and whether it may be disruptive to the Funds. There is no assurance, therefore, that the Funds will reject all such orders. The Funds do not have any arrangements with any investor or financial intermediary to permit frequent purchases and redemptions of their shares. The Funds may accept undertakings from intermediaries to enforce frequent trading policies on behalf of the Funds that provide a substantially similar level of protection against excessive trading.

Although the Funds will monitor shareholder transactions for certain patterns of excessive trading activity, there can be no assurance that all such trading activity can be identified, prevented, or terminated.

Net Asset Value Per Share
Net asset value per share (“NAV”) is calculated by dividing the value of a Fund’s net assets by the number of its outstanding shares. Each Fund’s investments are valued based on market value or, if market quotations are not readily available, at their fair value as determined in good faith under procedures established by the Board. In certain cases, market value may be determined using information provided by a pricing service approved by the Board. Valuing securities at their fair values involves greater reliance on judgment than valuation of securities based on readily available market quotations. When using fair value methods to price securities, the Funds may value those securities higher or lower than another fund using not readily available market quotations or its own fair value methods to price the same securities. There can be no assurance that the Funds could obtain the fair value price assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value. Because trading hours for certain non-U.S. securities end before the close of the NYSE (generally 4 p.m. Eastern time), closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If an issuer-specific event has occurred during this time that, in Royce’s judgment, is likely to have affected the closing price of a security, it may fair value the security. The Funds use an independent pricing service to provide fair value estimates for relevant non-U.S. equity securities on days when the U.S. market volatility exceeds a certain threshold. This pricing service uses proprietary correlations it has developed between the movement of prices of non-U.S. equity securities and indices of U.S.-traded securities, futures contracts, and other indications to estimate the fair value of relevant non-U.S. securities. The Funds value their non-U.S. securities in U.S. dollars on the basis of foreign currency exchange rates provided to the Funds by their custodian, State Street Bank and Trust Company. When fair value pricing is employed, the price of securities used by a Fund may differ from quotes or published prices for the same security. Certain bonds and other fixed income securities may be valued by reference to other securities with comparable ratings, interest rates, and maturities, using established independent pricing services. Investments in money market funds are valued at net asset value per share.

The date on which your purchase, redemption, or exchange of shares is processed is the trade date, and the price used for the transaction is based on the next calculation of net asset value after the order is processed. The NAV for each Class of a Fund is calculated as of the close of regular trading on the NYSE (generally 4 p.m. Eastern time) and is determined every day that the NYSE is open. Securities in each Fund’s portfolio that primarily trade on a foreign exchange may change in value on a day that the NYSE is closed and the Fund’s shareholders are not able to redeem shares in the Fund. If the Fund, its transfer agent, or any other authorized agent receives your trade order by the close of regular trading on the NYSE, your order will receive that day’s NAV. If your order is received after the close of regular trading, it will receive the next business day’s NAV. If you place your order through a financial intermediary rather than with the Fund or its transfer agent directly, the financial intermediary is responsible for transmitting your order to the Fund’s transfer agent in a timely manner.

Portfolio Disclosure Policy
A description of the Funds’ policy and procedures with respect to the disclosure of its portfolio securities holdings is available in the SAI and at on The Royce Funds’ website, www.roycefunds.com. The Funds’ complete portfolio holdings are also available on The Royce Funds’ website approximately 15 to 20 days after each calendar month end and remain available until the next month’s holdings are posted. The Funds’ portfolio holdings are also available on Form N-Q, which is filed with the SEC within 60 days of the end of the Funds’ first and third quarters and can be obtained at www.sec.gov.

Reports
The Trust mails shareholder reports semiannually and, to reduce expenses, may mail only one copy to shareholders with the same last name and sharing the same address. Directly registered shareholders can choose to receive separate report copies for accounts registered to different members of the same household by calling Investor Services at 1-800-221-4268. Please allow 30 days for your request to be processed. Shareholders may also elect to receive these reports electronically. Please go to www.roycefunds.com/edelivery for more details.

Dividends, Distributions, and Taxes
Each Fund pays any dividends from its net investment income and makes any distributions from its net realized capital gains annually in December.

Unless you choose otherwise, dividends and distributions will be reinvested automatically in additional shares of the applicable Fund. Unless your account is an IRA or is otherwise exempt from taxation, dividends and distributions will be taxable to you whether paid in cash or reinvested in additional shares. The tax character of distributions (as ordinary income or capital gain) is determined at the Fund level and is not related to how long you have owned a Fund’s shares. Long-term capital gains and qualifying dividends received by a Fund (generally dividends received from taxable domestic corporations and certain foreign corporations) are eligible for taxation at a reduced rate that applies to non-corporate shareholders. To the extent a Fund makes any distributions derived from long-term capital gains and qualifying dividends, such distributions will generally be eligible for taxation to non-corporate shareholders at the reduced rate, provided (in the case of qualifying dividends) that certain holding period and other requirements are met.

Selling or exchanging shares is a taxable event, and you may realize a taxable gain or loss. Each Fund will report the proceeds of your redemption(s) to you. The tax consequences of a redemption depend on your cost basis and holding period, so you should retain all account statements for use in determining the tax consequences of redemptions. In addition, each Fund is generally required by law to provide you and the IRS with cost basis information on the redemption or exchange of any of your shares in a Fund purchased on or after January 1, 2012 (including any shares that you acquire through reinvestment of distributions).

If you redeem shares of a Fund held for six months or less, and you received a capital gain distribution from the Fund during the time you held the shares, you will be required to treat any loss on the redemption as a long-term capital loss up to the amount of the distribution.

You should carefully consider the tax implications of purchasing shares shortly before a distribution. At the time of purchase, a Fund’s net asset value may include undistributed income or capital gains. When the Fund subsequently distributes these amounts, they are taxable to you, even though the distribution is economically a return of part of your investment.

In certain circumstances, you may be subject to back-up withholding taxes on distributions to you from a Fund if you fail to provide the Fund with your correct Social Security Number or other taxpayer identification number, or to make required certifications, or if you have been notified by the IRS that you are subject to back-up withholding.

A 3.8% Medicare contribution tax is imposed on the net investment income (which includes interest, dividends, and capital gains) of U.S. individuals with income exceeding $200,000 or $250,000 if married filing jointly, and of certain trusts and estates.

Always consult a tax advisor with questions about federal, state, or local tax consequences. Please see the SAI for additional U.S. federal income tax information.

Customer Identification Program
 To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. The Trust has appointed an anti-money laundering compliance officer. When you open a new account to buy shares of a Fund, the Trust or your financial intermediary may ask for your name, address, date of birth, Social Security or Taxpayer Identification Number, and other information that will allow the Trust to identify you. If the Trust or your financial intermediary is unable to adequately verify your identity within the time frames set forth in the law, your account may not be opened or your shares may be automatically redeemed. If the net asset value per share has decreased since your purchase, you will lose money as a result of this automatic redemption. If you need help completing your account application for direct investment in a Fund, please call Investor Services at 1-800-221-4268.

ADDITIONAL VOTING INFORMATION
To the extent any of the discussion below under this heading refers only to a single Reorganization, the terms and conditions of the Plan shall in all respects apply separately to each Reorganization and to Pennsylvania Mutual and the relevant Target Fund, as applicable.

General
Under the NYSE rules that govern brokers who have record ownership of the shares of a Target Fund that are held in “street name” for their customers (i.e., the beneficial owners of such Target Fund shares), brokers have the discretion to vote such shares on routine matters, but do not have the discretion to vote such shares on non-routine matters. With respect to Proposal No. 1 for each Target Fund, it is not expected that brokers will be permitted to vote any Target Fund shares in their discretion.

Inspectors and Judges of Voting
Shareholders vote at a Meeting by casting ballots (in person or by proxy), which votes will be tabulated by one or two persons who were appointed by the Board before the Meeting to serve as Inspectors and Judges of Voting at the Meeting and who have executed an Inspectors and Judges Oath.

Quorum
A quorum of shareholders is necessary to hold a valid meeting of shareholders of a Target Fund. Under the Bylaws of the Trust, a quorum will exist if shareholders entitled to vote more than 50% of the issued and outstanding shares of a Target Fund on the Record Date are present at the relevant Meeting in person or by proxy. In determining whether a quorum is present at each Meeting, the Inspectors and Judges of Voting will count Target Fund shares represented by proxies that reflect abstentions, “broker non-votes,” and the withholding of authority to vote as shares that are present and entitled to vote at the Meeting. “Broker non-votes” are, with respect to Proposal No. 1 for each Target Fund, shares of that Target Fund held by brokers or nominees as to which (i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how such shares will be voted, but for which a broker or nominee returns the proxy card without actually voting on Proposal No. 1. Each Target Fund may request that selected brokers or nominees return proxies in respect of Target Fund shares for which the broker or nominee does not have discretionary voting power or for which voting instructions have not been received to the extent necessary to obtain a quorum at each Meeting. Thus, Target Fund shares represented by proxies that reflect abstentions, “broker non-votes,” and the withholding of authority to vote will be counted in determining (i) whether a quorum is present at each Meeting and (ii) the total number of Target Fund shares present at each Meeting.

Required Vote
Approval of the Plan in connection with a Reorganization requires the affirmative vote of a majority of the outstanding voting securities of the Target Fund, which is defined in the 1940 Act as the lesser of: (i) 67% or more of the shares of the Target Fund present at the Meeting, if the holders of more than 50% of the outstanding shares of such Target Fund are present or represented by proxy at such Meeting; or (ii) more than 50% of the outstanding shares of the Target Fund. Target Fund shares represented by proxies that reflect abstentions, “broker non-votes,” and the withholding of authority to vote will have the same effect as a vote against Proposal No. 1 at each Meeting as well as a vote against any adjournment of a Meeting.

In accordance with the provisions of agreements governing certain Individual Retirement Accounts holding shares of Small-Cap Leaders and Small/Mid-Cap Premier and GiftShare Accounts holding shares of Small-Mid-Cap Premier, the applicable trustee or custodian may vote all unvoted Target Fund shares held in such accounts in the same proportion as shares of the applicable Target Fund for which voting instructions are timely received (i.e., for the Proposal, against the Proposal, or abstain) by such Target Fund or its agent.

Adjournment of Meeting
In the event that sufficient votes in favor of the proposal are not received by the time scheduled for a Meeting, the persons named as proxies may propose one or more adjournments of such Meeting to permit further solicitation of proxies for such proposal. Any such adjournment will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the relevant proposal and will vote against any such adjournment those proxies required to be voted against such proposal.

Affiliated Broker-Dealer
Royce Fund Services, LLC, a Delaware limited liability company and wholly-owned subsidiary of Royce, is the distributor of the Fund. RFS’s principal office is located at 745 Fifth Avenue, New York, New York 10151.

Information Concerning Royce
Royce, a Delaware limited partnership, is the investment adviser for each of Small-Cap Leaders, Small/Mid-Cap Premier, and Pennsylvania Mutual and a subsidiary of Legg Mason, Inc. (“Legg Mason”), 100 International Drive, Baltimore, MD 21202. Legg Mason owns a diversified group of global asset managers and is listed on the NYSE (symbol: LM). Royce is registered as an investment adviser under the Investment Advisers Act of 1940. Royce has been investing in smaller-company securities with a value approach for more than 40 years. Its offices are located at 745 Fifth Avenue, New York, New York 10151.

Shareholder Proposals
The Trust is not required, and does not currently intend, to hold annual shareholder meetings for any of the Funds. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting must send their written proposal to the Trust a reasonable time before the Board’s solicitation relating to such meeting is to be made. Any shareholder who wishes to bring any proposal at any subsequent shareholder meeting without including such proposal in the Trust’s proxy statement relating to the meeting also must send his or her written proposal to the Trust a reasonable time before the Board’s solicitation relating to such meeting is to be made. Written proposals should be sent to the Secretary of the Trust, 745 Fifth Avenue, New York, New York 10151.

Shareholder proposals that are submitted in a timely manner will not necessarily be included in the Trust’s proxy materials. Inclusion of such proposals is subject to limitations under the federal securities laws.

Proxy Delivery
If you and another shareholder share the same address, the Trust may send only one proxy statement unless you or the other shareholder(s) request otherwise. Call or write to the Trust if you wish to receive a separate copy of the proxy statement, and the Trust will promptly mail a copy to you. You may also call or write to the Trust if you wish to receive a separate proxy in the future, or if you are receiving multiple copies now, and wish to receive a single copy in the future. For such requests, call 1-800-221-4268, or write the Trust at 745 Fifth Avenue, New York, New York 10151.

RECORD DATE SHARES OUTSTANDING AND PRINCIPAL HOLDERS OF SHARES

Record Date Shares Outstanding
As of the Record Date, Small-Cap Leaders, Small/Mid-Cap Premier, and Pennsylvania Mutual had outstanding the number of shares of each share class as indicated in the table immediately below. Each Target Fund share is entitled to one vote for each full share and a fractional vote for each fractional share at the relevant Meeting.

Fund and Share Class	Number of Shares Outstanding
Royce Small-Cap Leaders Fund
Investment
Service
Consultant*	–
Institutional*	–
R*	–

Royce Small/Mid-Cap Premier Fund
Investment
Service
Consultant
Institutional**	–
R**	–

Royce Pennsylvania Mutual Fund
Investment
Service
Consultant
Institutional
R
* No Consultant Class, Institutional Class, or R Class shares of Pennsylvania Mutual will be issued in connection with the Small-Cap Leaders Reorganization.
** No Institutional Class or R Class shares of Pennsylvania Mutual will be issued in connection with the Small/Mid-Cap Premier Reorganization.

Information About Share Ownership
The persons known to the Trust to be beneficial owners or owners of record of 5% or more of the shares of each Class of Small-Cap Leaders as of the Record Date are listed in the table immediately below.

Class	Investor	Number of Shares	Type of Ownership	Percentage of Outstanding Shares
Service				%
Investment				%

The persons known to the Trust to be beneficial owners or owners of record of 5% or more of the shares of each Class of Small/Mid-Cap Premier as of the Record Date are listed in the table immediately below.

Class	Investor	Number of Shares	Type of Ownership	Percentage of Outstanding Shares
Service				%
Investment				%
Consultant

The persons known to the Trust to be beneficial owners or owners of record of 5% or more of the shares of each Class of Pennsylvania Mutual as of the Record Date are listed in the table immediately below.

Class	Investor	Number of Shares	Type of Ownership	Percentage of Outstanding Shares
Service				%
Investment				%
Consultant
Institutional
R

As of the Record Date, the Trustees and officers of the Trust (15 individuals) owned, in the aggregate, the approximate percentages of the relevant share classes of Small-Cap Leaders, Small/Mid-Cap Premier, and Pennsylvania Mutual.

Trustee and Officer Ownership of Certain Share Classes of Royce Small-Cap Leaders Fund, Royce Small/Mid-Cap Premier Fund, and Royce Pennsylvania Mutual Fund
Fund	Share Class	Aggregate Ownership Percentage

As of the Record Date, the Trustees and officers of the Trust (15 individuals) owned, in the aggregate, less than 1% of the outstanding other share classes of Small-Cap Leaders, Small/Mid-Cap Premier, and Pennsylvania Mutual.

ADDITIONAL INFORMATION FOR DIRECT SHAREHOLDERS

Services and Policies
This section describes the shareholder services available to direct shareholders of the Investment, Service, and Consultant Classes of the Funds. It also provides important policy information regarding Royce Fund accounts.

If you purchase Fund shares through a third-party intermediary, such as a mutual fund supermarket, broker-dealer, bank, or other financial intermediary, account minimums, fees, policies, and procedures may differ from those described in this Guide. Fund shares purchased through a third-party intermediary may be held in the name of that party on the Fund’s books. Royce Fund Services, LLC, the distributor of Fund shares, Royce & Associates, LP, the Funds’ investment adviser, and/or the Funds may pay fees to broker-dealers, financial intermediaries, and other service providers that introduce investors to the Funds and/or provide certain administrative services to its customers who own Fund shares. DST Asset Manager Solutions, Inc. (“DST AMS”) serves as the Funds’ transfer agent. State Street Bank and Trust Company is the custodian for securities, cash, and other assets of the Funds.

For information and policies on Individual Retirement Account (IRA) or GiftShare Accounts in Small/Mid-Cap Premier, please refer also to the respective booklets that deal separately with them, as many services offered in this guide are not available for those types of accounts. You must use separate applications and other forms to open these accounts. Please call Investor Services at 1-800-221-4268 or visit www.roycefunds.com to obtain these materials.

Account Information
The Funds pay their own management fees and other operating expenses as outlined in this Prospectus/Proxy Statement.

Please mail all account-related correspondence, including Account Applications, subsequent investments, and written requests for redemption—

by regular mail to:
The Royce Funds
c/o DST AMS
PO Box 219012
Kansas City, MO 64121-9012

by registered mail or overnight courier to:
The Royce Funds
c/o DST AMS
330 West 9th Street
Kansas City, MO 64105

How to Open an Account
You may open an account online at www.roycefunds.com, by mail, or through a financial intermediary. Once you are a direct Royce Fund shareholder (that is, you opened your account directly through The Royce Funds and not through a financial intermediary), you can also open additional accounts online.

Online
You can set up an account online by visiting www.roycefunds.com and clicking on the Shareholder Login tab. Please note that GiftShare Accounts in Small/Mid-Cap Premier are not available for purchase online. (If you would like to invest in a GiftShare Account in this Fund, you may do so by mail.)

You can also download a Prospectus and Account Application from www.roycefunds.com.

Online account access also allows you to manage your account online once you have registered (see “Managing Your Account Online” below for more details).

By Mail
Complete and sign the enclosed Account Application. Make your check payable to The Royce Fund and mail it, together with your Application, to The Royce Funds, c/o DST AMS (see mailing addresses above).

Special Notice To Non-U.S. Investors
The Funds do not offer their shares for sale outside of the United States. The Funds mail prospectuses and other information to U.S. addresses only and can accept new account requests from U.S. addresses only.

Managing Your Account Online
 Online access allows you to open new accounts directly online and gives you the ability to manage your account(s) online. To access, or register for, online services go to www.roycefunds.com. First-time users need to register for the services by creating a Username and Password. Once registered, you can login with your unique Username. You then have the ability to:

1.	Check your most recent account value
2.	Sign up for eDelivery to have Prospectuses, Financial Reports, semiannual account statements, transaction confirmation statements, duplicate confirmation statements, and tax forms e-mailed to you.
3.	Review your recent account history, including distributions
4.	Change your address (a redemption restriction of 30 days applies)
5.	Make subsequent purchases[1] ($50 minimum)
6.	Exchange between funds[1]
7.	Redeem fund shares[1] ($50,000 maximum)
8.	Establish an Automatic Investment Plan
9.	View average cost and tax summary information

[1]	Options 5, 6, and 7 are not available for GiftShare Accounts in Royce Small/Mid-Cap Premier Fund. Bank information must be established on your account prior to purchasing shares.

About Online Security
Your Username and Password allow you to login and access portfolio information. Both your Username and Password are encrypted when you login to access your account.

Royce uses industry best practices to ensure the confidentiality and safety of your information and transactions. Shareholders who wish to sign up for account access must have a secure web browser that uses Secure Sockets Layer (SSL) technology with 128-bit encryption. This helps to keep your use of account access confidential.

Your Username and Password are Encrypted
When you login, your Username and Password are both encrypted. Although you will not see an “https” address or the lock symbol at the bottom of your browser window until you have logged in, we assure you that your personal information is secure as it is accepted by our transfer agent’s secure server.

Three Wrong Passwords and You’re Out
We have limited to 3 the number of times that a user can enter an incorrect Password in order to deter unauthorized users. Once your Password has been entered incorrectly 3 times, you will be locked out of the system. To re-establish access, you need to telephone Shareholder Services at (800) 841-1180, Monday through Friday, 9 a.m. to 6 p.m. Eastern time.

Also, if there is no activity for 15 minutes, you will be automatically logged off the system. If you leave your computer unattended, this time-out feature helps to prevent an unauthorized user from accessing the account(s).

How to Purchase Additional Shares
You may purchase additional Fund shares online, by telephone, and by mail.

Online
Once you have registered to access your account online, you can purchase Fund shares after logging in. Funds are debited from your bank checking account through ACH. ($50 minimum—bank information must be established on your account before purchasing shares.)

By Telephone
To pay using the Automated Clearing House (ACH):
By establishing the Expedited Purchase option on your Account Application, a telephone call allows you to have funds automatically debited from your bank checking account through ACH. Call Shareholder Services at (800) 841-1180 between 9 a.m. and 5 p.m. Eastern time or call our automated Royce Infoline at (800) 78-ROYCE at any time to buy additional Fund shares ($50 minimum). If your purchase request is received after the market closes (generally 4 p.m. Eastern time), it will receive the next business day’s NAV.

To pay by bank wire:
Payments for wire purchases ($500 minimum) must be received by the close of regular trading on the NYSE (generally 4 p.m. Eastern time).

Wiring instructions are:
State Street Bank and Trust Co., Inc.
ABA # 011000028
Credit DDA # 9904-712-8
Name of Royce Fund–Share Class
Account Number
Account Name

By Mail
Make your check—$50 minimum—payable to The Royce Fund. Fill out the amount of your purchase on the investment form found at the bottom of your latest statement. If you do not have a form, simply write the name of the Fund and Share Class in which you are investing and your account number clearly on the check. Mail to The Royce Funds, c/o DST AMS (see above for mailing addresses).

Please note that the Funds do not accept third-party checks, “starter” checks, or money orders for initial or subsequent purchases.

Convenient Methods of Making Regular, Automatic Expedited Purchases
Select the following services on your Account Application or, if you have an existing Royce Funds account, call Investor Services at 1-800-221-4268 for an enrollment form or download one at www.roycefunds.com . You may also establish these services online.

Automatic Investment Plan
You can make regular purchases to your Royce Fund account directly from your bank account through ACH on a monthly or quarterly basis on the date you select ($50 minimum).

Direct Deposit Payroll Deduction Plan
You can make investments from your payroll or government check into your Royce Fund account each payment or pay period. Your employer must have direct deposit through ACH available for employees. You may cancel the option by giving written notice to your employer or government agency, as appropriate. The Fund is not responsible for the efficiency of the employer or government agency making the payment or of any financial institution transmitting payments. To sign up, you need to complete an Authorization for Direct Deposit form, which you can download by going to the Fund Literature page on www.roycefunds.com, clicking on How to Invest at the foot of the page, and clicking Applications & Special Forms or by calling Investor Services at 1-800-221-4268.

Important Information about Purchases
•
If your check or wire does not clear, or if the Funds or their transfer agent do not receive payment for any telephone or online purchase, the transaction will be cancelled and you will be responsible for any loss that the Fund incurs. If you are already a shareholder, the Fund can redeem shares from any identically registered Royce Fund account as reimbursement for any loss.

•	The Funds do not accept third-party checks, “starter” checks, or money orders for initial or subsequent purchases.
•
In order to avoid lengthy processing delays caused by clearing foreign checks, the Funds will only accept a foreign check that has been drawn in U.S. dollars and has been issued by a foreign bank with a U.S. correspondent bank.

•	The Funds reserve the right both to suspend the offering of Fund shares to new investors and to reject any specific purchase request.
•	You may have your bank account information taken from your initial investment check. Otherwise, you must include a voided check with your Account Application for Expedited Purchases and Redemptions. It can take up to three weeks to establish these services; you will receive confirmation of their activation by mail.

Important Information about Telephone and Online Transactions
Neither the Funds nor their transfer agent will be liable for following instructions reasonably believed to be genuine that are received by telephone or made online. The transfer agent uses certain procedures designed to confirm that instructions are genuine. Procedures may include requiring some form of personal identification prior to acting on the instructions, such as providing written confirmation of the transaction and/or recording incoming calls. If the Funds or their transfer agent do not follow such procedures, then they may be liable for any losses due to unauthorized or fraudulent transactions.

How to Sell Shares
You may sell shares in your account at any time and make requests online, by telephone, and by mail. DST AMS will generally send the proceeds within two business days of receiving the request.

Redemptions from Royce-sponsored retirement plan accounts—IRA—and from accounts for which share certificates are outstanding must be made in writing.

Certain other redemption requests must be made in writing and also require a medallion guarantee of the signature(s) of the shareholder(s). These include redemption requests for $50,000 or more, for a payee(s) other than the shareholder(s), or for proceeds to be sent to an address other than the address of record.

Online
Once you have registered to access your account at www.roycefunds.com, login, and click the Fund you want to sell, and select Redeem from the Account Actions dropdown menu. Proceeds may be sent by check, by bank wire, or through ACH. (This service is not available for GiftShare Accounts in Small/Mid-Cap Premier.)

By Telephone
For any amount less than $50,000, you may call Shareholder Services at (800) 841-1180 between 9 a.m. and 5 p.m. Eastern time or call the automated Royce Infoline at (800) 78-ROYCE at any time and DST AMS will mail a check to the address of record on the account. If your redemption request is received after the market closes (generally 4 p.m. Eastern time), it will receive the next business day’s NAV. You may also establish the Expedited Redemption option, which allows you to have proceeds sent to your bank by wire—usually credited within one business day—and/or by ACH—usually credited within two business days.

By Mail
Mail your letter to The Royce Funds, c/o DST AMS (see above mailing addresses). Written requests must be in Good Order, meaning that the request meets the Fund’s legal and processing requirements.

All written requests to sell shares must contain at least the following to be in Good Order:
•	The name(s) and signature(s) of each shareholder named in the account registration with medallion guarantee(s) if required
•	The Fund name and account number
•	The dollar or share amount you want to sell
•	The address to which you want proceeds sent
•	Certificates, if you are holding any

In addition:
•
Trusts and Corporate Retirement Plan Accounts require a letter of instruction signed by the trustee(s) named in the account registration. Redemptions involving third parties, trustees not named in the account registration, successor trustees, or other situations require additional documentation. Please call Shareholder Services at (800) 841-1180 with any questions.

•
Corporate Accounts require a letter of instruction signed by an officer of the corporation and a certified copy of a Corporate Resolution that authorizes the assigning officer to effect transactions. The same party cannot certify the Corporate Resolution and sign the letter of instruction.

•	Partnership/Sole Proprietorship Accounts require a letter of instruction signed by the general partner(s)/sole proprietor named in the account registration.
•	Nominee Accounts require a medallion-guaranteed letter of instruction signed by a general partner or a nominee facsimile stamp.

•
Transfer on Death Accounts require a medallion-guaranteed letter of instruction signed by the beneficiary(ies) named in the account registration, a certified copy of the deceased shareholder’s Death Certificate, a tax waiver if required by the deceased’s former state of residence, and an affidavit signed by the beneficiary(ies) that states: “Under penalty of perjury, I/we swear that there are no known disputes as to the persons entitled to a distribution under the nonprobate transfer or the amounts to be distributed to each person and no known claims that would affect the distribution requested.”

•
Administrators/executors of shareholder estates must provide a medallion-guaranteed letter of instruction, certified copy of Letters Testamentary, which authorize the signing party to act on behalf of the deceased shareholder and, if required by the deceased’s state of former residence, a certified tax waiver.

If you have any questions about how to ensure that your written redemption request is in Good Order, please call Shareholder Services at (800) 841-1180, or contact us at www.roycefunds.com.

Automatic Withdrawal Plan
This option allows you to automatically redeem shares from your Fund account and have the proceeds transferred directly to your bank account through ACH on a monthly, quarterly, or annual basis generally on the 15th day of the month. You must have at least $25,000 in a Fund account to be eligible for this feature.

Important Information About Redemptions
•	Telephone and online redemptions will not be permitted for 30 days after a change in the address of record.
•
If you are redeeming shares recently purchased by check or through ACH, proceeds may not be sent until payment for the purchase is collected, which may take up to 15 calendar days. Otherwise, redemption proceeds must be sent to you within seven days of receipt of your request in Good Order.

•
If you have difficulty making a redemption by telephone or online, you may want to make your redemption request by regular or express mail (See “How to Sell Shares: By Mail” above for processing information). The Funds reserve the right to revise or terminate telephone or online account access redemption privileges at any time.

•
Each Fund may suspend redemption privileges or postpone payment beyond seven days (1) for any period (A) during which the NYSE is closed other than customary weekend and holiday closings or (B) during which trading on the NYSE is restricted; (2) for any period during which an emergency exists as a result of which (A) disposal by the Funds of securities owned by them is not reasonably practicable or (B) it is not reasonably practicable for the Funds fairly to determine the value of their respective net assets; or (3) for such other periods as the SEC may by order permit for the protection of the Funds’ shareholders.

•
Each Fund will normally make redemptions in cash, but reserves the right to satisfy a redemption request under certain circumstances by effecting a redemption-in-kind through a pro rata distribution of the Fund’s portfolio securities (allowing for adjustments to prevent distributions of restricted shares, fractional shares and odd-lot numbers of shares).

How to Exchange Shares
You may make exchanges between the series of the Trust in the same class, as well as between Funds in the Investment, Service, and Consultant Classes. However, you must meet a Fund Class’s minimum initial investment when you open an account by exchange. Also, exchanges are not permitted to or from GiftShare Accounts in Small/Mid-Cap Premier.

You may make exchanges online, by telephone, and by mail. An exchange involves a purchase and a redemption; therefore you may realize a taxable gain or loss. Also, exchanges are subject to the Funds’ early redemption fee and are permitted only if both the registration and the Social Security or Taxpayer Identification Number of the two accounts are identical. You may make an exchange only for shares of a class or series offered for sale in your state of residence. The Trust reserves the right to revise or suspend the exchange privilege at any time.

How to Transfer Ownership
You may transfer the ownership of any of your Fund shares to another person by writing to The Royce Funds, c/o DST AMS.

As with selling shares, your request must be in Good Order (see “How To Sell Shares” above for information regarding Good Order). Please call Shareholder Services at (800) 841-1180 for instructions.

Statements and Reports
•
A confirmation statement is sent to you, electronically or by mail, each time there is a transaction in your account. You can also review your recent account history once you have registered for online account access.

•	Year-to-date account statements are sent semiannually.
•
The Trust mails shareholder reports semiannually and, to reduce expenses, may mail only one copy to shareholders with the same last name and sharing the same address. Directly registered shareholders can choose to receive separate report copies for accounts registered to different members of the same household by calling Investor Services at 1-800-221-4268. Please allow 30 days for your request to be processed. Shareholders may also elect to receive these reports via eDelivery. Please go to www.roycefunds.com for more details.

Minimum Account Balance
Due to the relatively high cost of maintaining low-balance accounts, the Trust reserves the right to redeem shares in the account of any Fund (except GiftShare Accounts in Small/Mid-Cap Premier) if the account falls below the minimum initial investment because of redemptions by the shareholder.

The Trust may notify you if, due to redemption(s), the balance in your account is less than the appropriate minimum initial investment, or if you discontinue an Automatic Investment Plan before your account reaches the $2,000 minimum initial investment. You would then have 60 days to increase your balance before the Fund would close your account.

In each of the cases described above, the relevant Fund would promptly pay redemption proceeds to the shareholder.

* * *

If you have any questions about the material in this section, please call Investor Services at 1-800-221-4268, or visit our website at www.roycefunds.com.

OTHER BUSINESS

While each Meeting has been called to transact any business that may properly come before it, the only matters which the Trustees intend to present are the matters stated in the Notice of Special Meetings. However, if any additional matter properly comes before a Meeting and on all matters incidental to the conduct of such Meeting, it is the intention of the persons named in the enclosed proxy to vote the proxy in accordance with their judgment on such matters.

By order of the Board of Trustees of The Royce Fund

John E. Denneen,
Secretary

Please fill in, date and sign the proxy card and return it in the accompanying postage-paid envelope. You may also provide your voting instructions via telephone or the internet by following the instructions on the proxy card. Please take advantage of these prompt and efficient voting options.

Dated: April [__], 2019

APPENDIX A

PLAN OF REORGANIZATION OF THE ROYCE FUND

This Plan of Reorganization of The Royce Fund (this “Plan”), a Delaware statutory trust having its principal place of business at 745 Fifth Avenue, New York, New York 10151 (“TRF”), on behalf of the acquiring fund listed in Schedule A to this Plan (the “Acquiring Fund”) and each target fund listed in Schedule A to this Plan (each, a “Target Fund”), is made as of this 28th day of February, 2019. The Target Funds and the Acquiring Fund are collectively referred to herein as the “Funds.”

Each reorganization will consist of: (i) the transfer of substantially all of the assets of the Target Fund to the Acquiring Fund, in exchange for the assumption by the Acquiring Fund of substantially all of the liabilities of the Target Fund and Investment Class Service Class, and, to the extent applicable, Consultant Class shares of the Acquiring Fund (collectively, “Acquiring Fund Shares”) having an aggregate net asset value equal to the value of the assets of the Target Fund acquired by the Acquiring Fund reduced by the value of the liabilities of the Target Fund assumed by the Acquiring Fund; (ii) the distribution of Acquiring Fund Shares to the shareholders of the Target Fund according to their respective interests in complete liquidation of the Target Fund; and (iii) the termination of the Target Fund as soon as practicable after the Closing (as defined in Section 3 hereof), all upon and subject to the terms and conditions of this Plan.

The Reorganization of one Target Fund into the Acquiring Fund is not dependent upon the consummation of the Reorganization of the other Target Fund into the Acquiring Fund. To the extent this Plan refers only to a single Reorganization, the terms and conditions hereof shall apply separately to each Reorganization and to the Acquiring Fund and the relevant Target Fund, as applicable.

The Plan is intended to be and is adopted as a plan of reorganization within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the “Code”).

In order to consummate the transactions contemplated by this Plan, the following actions shall be taken by TRF on behalf of the Acquiring Fund and the Target Fund, as applicable:

1. Acquisition of Assets, Assumption of Liabilities, Issuance of Acquiring Fund Shares, and Liquidation and Termination of Target Fund.

(a) Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Target Fund agrees to convey, transfer, and deliver substantially all of the assets of the Target Fund to the Acquiring Fund free and clear of all liens, encumbrances, and claims whatsoever. In exchange, the Acquiring Fund agrees: (i) to deliver to the Target Fund the number of full and fractional Acquiring Fund Shares, determined by dividing: (1) the aggregate value of the Target Fund’s assets with respect to each class of the Target Fund, net of substantially all of the liabilities of the Target Fund with respect to each class of the Target Fund, computed in the manner and as of the time and date set forth in Section 2 hereof, by (2) the net asset value of one share of the corresponding class of the Acquiring Fund, computed in the manner and as of the time and date set forth in Section 2 hereof; and (ii) to assume substantially all of the liabilities of the Target Fund with respect to each class of the Target Fund. Such transactions shall take place at the Closing (as defined in Section 3 hereof). For the purposes of this Agreement, the Investment Class shares of the Target Fund correspond to the Investment Class shares of the Acquiring Fund, the Service Class shares of the Target Fund correspond to the Service Class shares of the Acquiring Fund, and, to the extent applicable, the Consultant Class shares of the Target Fund correspond to the Consultant Class shares of the Acquiring Fund. The term “Acquiring Fund Shares” should be read to include each such class of shares of the Acquiring Fund unless the context otherwise requires.

(b) The assets of the Target Fund to be acquired by the Acquiring Fund shall consist of all property owned by the Target Fund, including, without limitation, all cash, securities, commodities, interests in futures and other financial instruments, claims (whether absolute or contingent, known, or unknown), receivables (including dividends, interest, principal, subscriptions and other receivables), goodwill and other intangible property, all books and records belonging to the Target Fund, any deferred or prepaid expenses shown as an asset on the books of the Target Fund as of the Valuation Time (as defined in Section 2(a) hereof), and all interests, rights, privileges and powers, other than cash in an amount necessary to pay dividends and distributions as provided in Section 8(d) hereof and other than the Target Fund’s rights under this Plan. All liabilities, expenses, costs, charges and reserves of the Target Fund, to the extent that they exist at or after the Valuation Time, shall after the Valuation Time, attach to the Acquiring Fund and may be enforced against the Acquiring Fund to the same extent as if the same had been incurred by the Acquiring Fund.

A-1

Appendix A

(c) Immediately following the Closing, the Target Fund shall, in complete liquidation of the Target Fund, distribute pro rata to its shareholders of record as of the Valuation Time all of the Acquiring Fund Shares received by the Target Fund pursuant to this Section 1 and shall thereafter terminate. Such liquidation and distribution shall be accomplished by the establishment of accounts on the share records of TRF relating to the Acquiring Fund and noting in such accounts the amounts of Acquiring Fund Shares that former Target Fund shareholders are due based on their respective holdings of the Target Fund as of the Valuation Time. Fractional Acquiring Fund Shares shall be carried to the normal and customary decimal place for such shares. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with the transactions contemplated by this Plan.

2. Valuation.

(a) The value of the assets of the Target Fund to be acquired by the Acquiring Fund hereunder shall be the value of such assets as of the close of regular trading on the New York Stock Exchange on the business day immediately prior to the Closing Date (the “Valuation Time”), using TRF’s then-current valuation procedures.

(b) Full Acquiring Fund Shares, and to the extent necessary, fractional Acquiring Fund Shares, of an aggregate net asset value equal to the value of the assets of the Target Fund acquired by the Acquiring Fund reduced by the amount of the liabilities of the Target Fund assumed by the Acquiring Fund, shall be issued by the Acquiring Fund in exchange for its acquisition of such assets from the Target Fund and its assumption of such liabilities of the Target Fund. The net asset value per share of an Investment Class share of the Acquiring Fund, a Service Class share of the Acquiring Fund, and, to the extent applicable, a Consultant Class share of the Acquiring Fund, as contemplated under Section 1(a) of this Plan shall be computed as of the Valuation Time, using TRF’s then-current valuation procedures.

3. Closing and Closing Date.

The consummation of the transactions contemplated hereby shall take place at the Closing (the “Closing”). The date of the Closing shall be June 14, 2019, or such other date as determined in writing by TRF’s officers (the “Closing Date”). Unless otherwise provided in writing, all acts taking place at the Closing shall be deemed to take place as of 10:00 a.m. on the Closing Date. The Closing shall take place at the principal office of TRF. TRF, on behalf of the Target Fund, shall have provided for delivery as of the Closing of substantially all of the assets of the Target Fund to the account of the Acquiring Fund at the Acquiring Fund’s custodian. Also, TRF, on behalf of the Target Fund, shall produce at the Closing a list of names and addresses of the shareholders of record of the Target Fund and the number of full and fractional shares owned by each such shareholder, all as of the Valuation Time, certified by its transfer agent or by its President to the best of its or his or her knowledge and belief. TRF, on behalf of the Acquiring Fund, shall issue and deliver to the Secretary of TRF a confirmation evidencing the Acquiring Fund Shares to be credited to the Target Fund’s account on the Closing Date, or shall provide evidence satisfactory to the Target Fund that the Acquiring Fund Shares have been registered in an account on the books of the Acquiring Fund in such manner as TRF, on behalf of Target Fund, may request.

4. Transfer Taxes

Any transfer taxes payable upon the issuance of the Acquiring Fund Shares in a name other than the registered holder of the Target Fund shares on the books of the Target Fund as of that time shall, as a condition of such transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

5. Representations and Warranties by TRF on behalf of the Target Fund.

TRF makes the following representations and warranties about the Target Fund:

(a) The Target Fund is a series of TRF, a statutory trust organized under the laws of the State of Delaware and validly existing and in good standing under the laws of that jurisdiction. TRF is duly registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company and all of the shares of Target Fund sold were sold pursuant to an effective registration statement filed under the Securities Act of 1933, as amended (the “1933 Act”).

(b) TRF on behalf of the Target Fund is authorized to issue an unlimited number of the Target Fund shares, each outstanding share of which is fully paid, non-assessable, freely transferable and has full voting rights.

A-2

Appendix A

(c) The financial statements appearing in TRF’s Annual Report to Shareholders in respect of the Target Fund for the fiscal year ended December 31, 2018, audited by Pricewaterhouse Coopers LLP, fairly present the financial position of the Target Fund as of such date and the results of its operations for the periods indicated in conformity with generally accepted accounting principles applied on a consistent basis.

(d) TRF has the necessary power and authority to conduct the Target Fund’s business as such business is now being conducted.

(e) TRF on behalf of the Target Fund is not a party to or obligated under any provision of TRF’s Trust Instrument, or any contract or any other commitment or obligation, and is not subject to any order or decree, that would be violated by its execution of or performance under this Plan.

(f) The Target Fund does not have any unamortized or unpaid organizational fees or expenses.

(g) The Target Fund has elected to qualify and has qualified as a “regulated investment company” (a “RIC”) under Subchapter M of the Code, as of and since its first taxable year; has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; qualifies and will continue to qualify as a RIC under the Code for its taxable year through the Closing Date and liquidation; and has satisfied, and intends to satisfy, the distribution requirements imposed by the Code for each of its taxable years.

(h) The Target Fund, or its agents, (i) holds a valid Form W-8BEN, Certificate of Foreign Status of Beneficial Owner for United States Withholding and Reporting (Individuals), a valid Form W-8BEN-E, Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding and Reporting (Entities) (or other appropriate series of Form W-8, as the case may be), or Form W-9, Request for Taxpayer Identification Number and Certification, for each Target Fund shareholder of record, which Form W-8 or Form W-9 can be associated with reportable payments made by the Target Fund to such shareholder, and/or (ii) has otherwise timely instituted the appropriate nonresident alien or foreign corporation or backup withholding procedures with respect to such shareholder as provided by Sections 1441, 1442, 1471 and 3406 of the Code.

(i) At the Closing, the Target Fund will have good and marketable title to all of the securities and other assets shown on the statement of assets and liabilities referred to below, free and clear of all liens or encumbrances of any nature whatsoever, except such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially adversely affect title thereto.

(j) Except as may be disclosed in TRF’s then-current prospectus, there is no material suit, judicial action, or legal or administrative proceeding pending or threatened against the Target Fund.

(k) There are no known actual or proposed deficiency assessments with respect to any taxes payable by the Target Fund.

(l) The execution, delivery, and performance of this Plan have been duly authorized by all necessary actions of TRF’s Board of Trustees, and this Plan constitutes a valid and binding obligation enforceable in accordance with its terms.

6. Representations and Warranties by TRF on behalf of the Acquiring Fund.

TRF makes the following representations and warranties about the Acquiring Fund:

(a) The Acquiring Fund is a series of TRF, a statutory trust organized under the laws of the State of Delaware validly existing and in good standing under the laws of that jurisdiction. TRF is duly registered under the 1940 Act as an open-end, management investment company and all of the Acquiring Fund Shares sold have been sold pursuant to an effective registration statement filed under the 1933 Act.

(b) TRF on behalf of the Acquiring Fund is authorized to issue an unlimited number of the Acquiring Fund shares, each outstanding share of which is fully paid, non-assessable, freely transferable and has full voting rights.

(c) The financial statements appearing in TRF’s Annual Report to Shareholders in respect of the Acquiring Fund for the fiscal year ended December 31, 2018, audited by Pricewaterhouse Coopers LLP, fairly present the financial position of the Acquiring Fund as of such date and the results of its operations for the periods indicated in conformity with generally accepted accounting principles applied on a consistent basis.

(d) TRF has the necessary power and authority to conduct the Acquiring Fund’s business as such business is now being conducted.

A-3

Appendix A

(e) TRF on behalf of the Acquiring Fund is not a party to or obligated under any provision of TRF’s Trust Instrument, or any contract or any other commitment or obligation, and is not subject to any order or decree, that would be violated by its execution of or performance under this Plan.

(f) The Acquiring Fund has elected to qualify and has qualified as a RIC as of and since its first taxable year; has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; qualifies and will continue to qualify as a RIC under the Code through the Closing Date and expects to continue to so qualify thereafter; and has satisfied the distribution requirements imposed by the Code for each of its taxable years and expects to continue to satisfy them.

(g) The statement of assets and liabilities to be created by TRF for the Acquiring Fund as of the Valuation Time for the purpose of determining the number of Acquiring Fund Shares to be issued pursuant to this Plan will accurately reflect the assets in the case of the Target Fund and the net asset value in the case of the Acquiring Fund, and outstanding shares, as of such date, in conformity with generally accepted accounting principles applied on a consistent basis.

(h) At the Closing, the Acquiring Fund will have good and marketable title to all of the securities and other assets shown on the statement of assets and liabilities referred to above, free and clear of all liens or encumbrances of any nature whatsoever, except such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially affect title thereto.

(i) Except as may be disclosed in TRF’s then-current prospectus, there is no material suit, judicial action, or legal or administrative proceeding pending or threatened against the Acquiring Fund.

(j) There are no known actual or proposed deficiency assessments with respect to any taxes payable by the Acquiring Fund.

(k) The execution, delivery, and performance of this Plan have been duly authorized by all necessary actions of TRF’s Board of Trustees, and this Plan constitutes a valid and binding obligation enforceable in accordance with its terms.

(l) TRF anticipates that consummation of this Plan will not cause the Acquiring Fund to fail to conform to the requirements applicable to RICs under Subchapter M of the Code at the end of the next succeeding tax quarter.

7. Intentions of TRF on behalf of the Funds.

(a) At the Closing, TRF on behalf of the Target Fund, intends to have available a copy of the shareholder ledger accounts, certified by TRF’s transfer agent or its President or a Vice President to the best of its or his or her knowledge and belief, for all the shareholders of record of Target Fund shares as of the Valuation Time who are to become shareholders of the Acquiring Fund as a result of the completion of the transactions contemplated by this Plan.

(b) TRF intends to operate each Fund’s respective business as presently conducted between the date hereof and the Closing.

(c) TRF intends that the Target Fund will not acquire the Acquiring Fund Shares for the purpose of making distributions thereof to anyone other than the Target Fund’s shareholders.

(d) TRF on behalf of the Target Fund intends, if this Plan is consummated, to liquidate and dissolve the Target Fund.

(e) TRF intends that, by the Closing, each Fund’s Federal and other tax returns and reports required by law to be filed on or before such date shall have been filed, and all Federal and other taxes shown as due on said returns shall have either been paid or adequate liability reserves shall have been provided for the payment of such taxes.

(f) TRF intends to mail to each shareholder of the Target Fund entitled to vote at the meeting of its shareholders at which action on this Plan is to be considered, in sufficient time to comply with requirements as to notice thereof, a prospectus/proxy statement that complies in all material respects with the applicable provisions of Section 14(a) of the Securities Exchange Act of 1934, as amended, and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

(g) TRF intends to file with the U.S. Securities and Exchange Commission a registration statement on Form N-14 under the 1933 Act relating to the Acquiring Fund Shares issuable hereunder (the “Registration Statement”), and will use its best efforts to provide that the Registration Statement becomes effective as promptly as practicable. At

A-4

Appendix A

the time the Registration Statement becomes effective, it will: (i) comply in all material respects with the applicable provisions of the 1933 Act, and the rules and regulations promulgated thereunder; and (ii) not contain any untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. At the time the Registration Statement becomes effective, at the time of the shareholders’ meeting of the Target Fund, and at the Closing Date, the prospectus and statement of additional information included in the Registration Statement will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

8. Conditions Precedent to be Fulfilled by TRF on behalf of the Funds.

The consummation of the Plan with respect to the Acquiring Fund and the Target Fund shall be subject to the following conditions:

(a) That: (i) all the representations and warranties contained herein concerning the Funds shall be true and correct as of the Closing with the same effect as though made as of and at such date; (ii) performance of all obligations required by this Plan to be performed by TRF on behalf of the Funds shall occur prior to the Closing; and (iii) TRF shall execute a certificate signed by the President or a Vice President and by the Secretary or equivalent officer to the foregoing effect.

(b) That the form of this Plan shall have been adopted and approved by the appropriate action of the Board of Trustees of TRF on behalf of the Funds.

(c) That the U.S. Securities and Exchange Commission shall not have issued an unfavorable management report under Section 25(b) of the 1940 Act or instituted or threatened to institute any proceeding seeking to enjoin consummation of the Plan under Section 25(c) of the 1940 Act. And, further, that no other legal, administrative or other proceeding shall have been instituted or threatened that would materially affect the financial condition of a Fund or would prohibit the transactions contemplated hereby.

(d) That at or immediately prior to the Closing, the Target Fund shall have declared and paid a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the Target Fund’s shareholders all of such Target Fund’s investment company taxable income for taxable years ending at or prior to the Closing and all of its net capital gain, if any, realized in taxable years ending at or prior to the Closing (after reduction for any capital loss carry-forward).

(e) That there shall be delivered to TRF, on behalf of the Funds, an opinion from Sidley Austin LLP, special U.S. federal income tax counsel to TRF, dated as of the Closing Date, in form and substance satisfactory to TRF, substantially to the effect that:

     • The transactions contemplated by the Plan will qualify as a "reorganization" within the meaning of Section 368(a)(1) of the Code and that the Target Fund and Acquiring Fund will be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

     • No gain or loss will be recognized by the Target Fund upon (i) the transfer of the assets of the Target Fund to the Acquiring Fund in exchange for the assumption by the Acquiring Fund of substantially all of liabilities of the Target Fund and the Acquiring Fund Shares or (ii) the distribution of Acquiring Fund Shares by the Target Fund to its shareholders in exchange for their Target Fund shares, except for any gain or loss that may be required to be recognized solely as a result of the close of the Target Fund's taxable year due to the Reorganization or as a result of the transfer of any stock in a passive foreign investment company as defined in Section 1297(a) of the Code;

     • No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Target Fund solely in exchange for the issuance of Acquiring Fund Shares to the Target Fund and the assumption of substantially all of the liabilities of the Target Fund by the Acquiring Fund;

     • The tax basis of the assets of the Target Fund acquired by the Acquiring Fund will be the same as the tax basis of those assets in the hands of the Target Fund immediately before the transfer, except for certain adjustments that may be required to be made solely as a result of the close of the Target Fund's taxable year due to the Reorganization or as a result of gain recognized on the transfer of certain assets of the Target Fund;

     • The tax holding period of the assets of the Target Fund in the hands of Acquiring Fund will include the Target Fund's tax holding period for those assets, except for any assets which may be marked to market for U.S. federal income tax purposes on the termination of the Target Fund's taxable year or on which gain was recognized on the transfer to the Acquiring Fund;

     • Target Fund shareholders will not recognize any gain or loss upon the exchange of their Target Fund shares solely for Acquiring Fund Shares as part of the Reorganization;

     • The tax basis of Acquiring Fund Shares received by Target Fund shareholders in the Reorganization will be the same as the tax basis of their Target Fund shares surrendered in the exchange; and

     • The tax holding period of Acquiring Fund Shares that Target Fund shareholders receive will include the tax holding period of Target Fund shares surrendered in the exchange, provided that such shareholders held Target Fund shares as capital assets on the date of the exchange.

In giving the opinion set forth above, counsel may state that it is relying on certificates of the officers of TRF with regard to matters of fact.

(f) That there shall be delivered to TRF, on behalf of the Funds, an opinion in form and substance satisfactory to it from Richards, Layton & Finger, to the effect that, subject in all respects to the effects of bankruptcy, insolvency, reorganization, receivership, moratorium, fraudulent conveyance, and other laws now or hereafter affecting generally the enforcement of creditors’ rights and subject to the general principles of equity:

(1) TRF is validly existing in good standing as a statutory trust under the Delaware Statutory Trust Act, 12 Del. C. § 3801, et seq. (the “Act”), and has the trust power and authority under the Trust Instrument, Bylaws and the Act to (i) execute, deliver and perform its obligations under the Plan and (ii) conduct its business as described in the Trust Instrument and Bylaws;

(2) The Acquiring Fund has been duly established as a separate series of TRF under the Trust Instrument and Section 3806(b)(2) of the Act;

A-5

Appendix A

(3) The shares of the Acquiring Fund to be issued as provided for by the Plan are duly authorized, and upon issuance will be validly issued, fully paid and non-assessable beneficial interests in the Acquiring Fund;

(4) The execution and delivery of the Plan and the consummation by TRF of the transactions contemplated thereby have been duly authorized by TRF under the Trust Instrument, the Bylaws and the Act;

(5) Neither the execution, delivery and performance by TRF of the Plan, nor the consummation by TRF of the transactions contemplated thereby, violates (i) the Trust Instrument or Bylaws or (ii) any law, rule or regulation of the State of Delaware applicable to TRF; and

(6) This Plan constitutes a legal, valid and binding agreement of TRF, enforceable against TRF, in accordance with its terms.

In giving the opinion set forth above, Richards, Layton & Finger may state that it is relying on certificates of the officers of TRF with regard to matters of fact and may assume all conditions precedent set forth in this Plan have been satisfied and may include other customary assumptions and qualifications for opinions of this type, including without limitation, customary enforceability assumptions (including the effect of principles of equity, including principles of commercial reasonableness and good faith and fair dealing), that the trustees of TRF have complied with their fiduciary duties in approving this Plan, that the Reorganization is fair in all respects and that the execution and delivery of this Plan by TRF with respect to the Target Fund and the performance of its obligations thereunder are not inconsistent with the 1940 Act or the rules and regulations thereunder. In addition, such counsel need not express an opinion with respect to any provisions of this Plan that purport to obligate TRF to cause other persons or entities to take certain actions or act in a certain way insofar as such provision relates to the actions of such other persons or entities, any provisions of this Plan to the extent that such provisions purport to bind or limit the trustees of TRF in the exercise of their fiduciary duties or to bind parties not a signatory to this Plan.

(g) That the Registration Statement with respect to the Acquiring Fund Shares to be delivered to the Target Fund’s shareholders in accordance with this Plan shall have become effective, and no stop order suspending the effectiveness of the Registration Statement or any amendment or supplement thereto, shall have been issued prior to the Closing Date, or shall be in effect at Closing, and no proceedings for the issuance of such an order shall be pending or threatened on that date.

(h) That the Acquiring Fund Shares to be delivered hereunder shall be eligible for sale by the Acquiring Fund with each state commission or agency with which such eligibility is required in order to permit the Acquiring Fund Shares lawfully to be delivered to each shareholder of the Target Fund.

9. Expenses.

(a) TRF represents and warrants that there are no broker or finders’ fees payable by it in connection with the transactions provided for herein.

(b) All costs incurred in entering into and carrying out the terms and conditions of this Plan, including (without limitation) outside legal counsel and independent registered public accounting firm costs, and costs incurred in connection with the printing and mailing of the relevant combined prospectus and proxy statement and related materials, and with the solicitation and tabulation of vote of Target Fund shareholders, shall be allocated and paid by the Funds as follows: Royce Small-Cap Leaders Fund (45%), Royce Small/Mid-Cap Premier Fund (45%), and Royce Pennsylvania Mutual Fund (10%).

(c) Any brokerage or other trading costs incurred by a Fund in connection with buying or selling portfolio securities prior to the Reorganization will be borne by that Fund and its shareholders, while brokerage or other trading costs incurred in connection with buying or selling portfolio securities after the Reorganization will be borne by the Acquiring Fund and its shareholders.

A-6

Appendix A

10. Termination; Postponement; Waiver; Order.

(a) Anything contained in this Plan to the contrary notwithstanding, this Plan may be terminated and abandoned at any time (whether before or after approval thereof by the shareholders of an Target Fund) prior to the Closing, or the Closing may be postponed by TRF on behalf of a Fund by resolution of the Board of Trustees of TRF if circumstances develop that, in the opinion of the Board, make proceeding with the Plan inadvisable.

(b) If the transactions contemplated by this Plan have not been consummated by December 31, 2019, the Plan shall automatically terminate on that date, unless a later date is agreed to by the officers of TRF on behalf of the Funds.

(c) In the event of termination of this Plan pursuant to the provisions hereof, the Plan shall become void and have no further effect with respect to the Acquiring Fund or Target Fund, and neither TRF, the Acquiring Fund nor the Target Fund, nor the trustees, officers, agents or shareholders shall have any liability in respect of this Plan.

(d) At any time prior to the Closing, any of the terms or conditions of this Plan may be waived by the party who is entitled to the benefit thereof by action taken by TRF’s Board of Trustees if, in the judgment of such Board of Trustees, such action or waiver will not have a material adverse affect on the benefits intended under this Plan to its shareholders, on behalf of whom such action is taken.

(e) If any order or orders of the U.S. Securities and Exchange Commission with respect to this Plan shall be issued prior to the Closing and shall impose any terms or conditions that are determined by action of the Board of Trustees of TRF on behalf of the Funds to be acceptable, such terms and conditions shall be binding as if a part of this Plan without further vote or approval of the shareholders of the Target Fund, unless such terms and conditions shall result in a change in the method of computing the number of Acquiring Fund Shares to be issued the Target Fund, in which event, unless such terms and conditions shall have been included in the proxy solicitation material furnished to the shareholders of the Target Fund prior to the meeting at which the transactions contemplated by this Plan shall have been approved, this Plan shall not be consummated and shall terminate, unless TRF on behalf of the Target Fund shall call a special meeting of shareholders at which such conditions so imposed shall be submitted for approval.

11. Entire Plan and Amendments.

This Plan embodies the entire plan of TRF on behalf of the Funds, and there are no agreements, understandings, restrictions, or warranties between the parties other than those set forth or provided for herein. This Plan may be amended in writing only by TRF. Neither this Plan nor any interest herein may be assigned without the prior written consent of TRF on behalf of the Fund corresponding to the Fund making the assignment. For purposes of the Act, this Plan will be deemed part of the governing instrument (as defined in the Act) of TRF.

12. Notices.

Any notice, report, or demand required or permitted by any provision of this Plan shall be in writing and shall be deemed to have been given if delivered or mailed, first class postage prepaid, addressed to TRF at 745 Fifth Avenue, New York, New York 10151, Attention: Secretary.

13. Governing Law.

This Plan shall be governed by and carried out in accordance with the laws of the State of Delaware without regard to its conflict of laws principles.

[Remainder of Page Intentionally Left Blank; Signature Page Follows]

A-7

Appendix A

IN WITNESS WHEREOF, each party has executed this Plan by its duly authorized officers, all as of the date and year first written above.

THE ROYCE FUND
on behalf of the Acquiring Fund listed in
Schedule A

/s/ John E. Denneen	/s/ Christopher D. Clark
Attest: John E. Denneen,	By: Christopher D. Clark
Secretary	Title: President

THE ROYCE FUND
on behalf of each Target Fund listed in
Schedule A

/s/ John E. Denneen	/s/ Christopher D. Clark
Attest: John E. Denneen,	By: Christopher D. Clark
Secretary	Title: President

A-8

Appendix A

Schedule A

Target Funds	Acquiring Fund
Royce Small-Cap Leaders Fund, and Royce Small/Mid-Cap Premier Fund, each a series of The Royce Fund	Royce Pennsylvania Mutual Fund, a series of The Royce Fund

A-9

THE ROYCE FUND
745 FIFTH AVENUE
NEW YORK, NEW YORK 10151

April [__], 2019

Dear Shareholders of Royce Low-Priced Stock Fund:

We are sending this information to you because you are a shareholder of Royce Low-Priced Stock Fund (“Low-Priced Stock”). Shareholders of Low-Priced Stock are being invited to vote on the proposed reorganization of that Fund into Royce Micro-Cap Fund (“Micro-Cap”). Each of Low-Priced Stock and Micro-Cap is a series of The Royce Fund (the “Trust”).

For ease of reference and clarity of presentation, we sometimes refer to:

•	the proposed transaction as the “Reorganization”;
•	the fund resulting from the Reorganization as the “Combined Fund”; and
•	Low-Priced Stock and Micro-Cap together as the “Funds.”

A special meeting of the shareholders of Low-Priced Stock is scheduled for May 28, 2019 (the “Meeting”) to consider and approve the proposed Reorganization. If the Reorganization receives the required shareholder approval and is completed, you will become a shareholder of Micro-Cap, you will cease to own shares of Low-Priced Stock, and Low-Priced Stock will be liquidated and terminated as a separate series of the Trust. This package contains information about the proposal and includes materials you will need to vote.

Proposed Reorganization of Royce Low-Priced Stock Fund into Royce Micro-Cap Fund

In order to help shareholders of Low-Priced Stock vote on the proposed Reorganization, below is a short summary of the similarities and differences between Low-Priced Stock and Micro-Cap and certain other factors to be considered by shareholders of Low-Priced Stock when voting on the Reorganization.

Low-Priced Stock and Micro-Cap are similar to one another in that they:

•	have the same investment objective;
•	use a bottom-up, core investment approach;
•	invest a substantial portion of their respective assets in the equity securities of U.S. issuers;
•	are generally broadly diversified in terms of number of holdings; and
•	are subject to similar investment policies and restrictions.

In addition, we note that James P. Stoeffel is Low-Priced Stock’s portfolio manager, assisted by Portfolio Manager Brendan J. Hartman. Mr. Stoeffel is also Micro-Cap’s lead portfolio manager, with Mr. Hartman managing the Fund with him. It is currently expected that such Portfolio Managers for Micro-Cap will continue in their respective roles assuming completion of the Reorganization.

The investment policies of Low-Priced Stock and Micro-Cap do, however, differ from one another in certain ways. Pursuant to its investment policies, Low-Priced Stock normally invests at least 80% of its net assets in “low-priced” equity securities. Royce & Associates, LP, investment adviser to each of Low-Priced Stock and Micro-Cap, defines “low-priced” as those companies whose average cost per share in Low-Priced Stock’s portfolio is less than $25. Micro-Cap, on the other hand, is not subject to any requirements regarding the average cost per share of its portfolio investments. In addition, the investment policies of Low-Priced Stock require at least 65% of the low-priced securities in which it invests be issued by small- and micro-cap companies (i.e., those with stock market capitalizations up to $3 billion) at the time of investment. Micro-Cap, on the other hand, normally invests at least 80% of its net assets in equity securities of micro-cap companies (i.e., those with stock market capitalizations up to $1 billion) under its investment policies. As a result of the potential difference in market cap focus permitted by their respective investment policies, the Funds have different benchmark indexes (i.e., the Russell 2000 Index is the benchmark index for Low-Priced Stock while the Russell Microcap Index is the primary benchmark index for Micro-Cap).

Despite the potential differences in market cap focus permitted by their respective investment policies, Low-Priced Stock and Micro-Cap had comparable geometric average market capitalizations (i.e., approximately $453 million for Low-Priced Stock and approximately $401 million for Micro-Cap) as of December 31, 2018. In addition, Low-Priced Stock and Micro-Cap allocated similar portions of their respective investment portfolios to the same market cap ranges as of such date as set forth in the table below:

Market Cap Range	Percentage of Low-Priced Stock Net Assets	Percentage of Micro-Cap Net Assets
Less than $1 billion	81.3%	85.5%
Greater than $1 billion but less than $2 billion	15.2%	12.3%
Greater than $2 billion but less than $3 billion	3.5%	2.2%
Greater than $3 billion	0%	0%

Overall, Low-Priced Stock and Micro-Cap are subject to similar principal investment risks due to their bottom-up, core investment approaches and their focus on U.S. equity securities. However, the prices of equity securities of companies with stock market capitalizations up to $1 billion are generally more volatile than those of equity securities of companies with stock market capitalizations between $1 billion and $3 billion. As a result, an investment in Micro-Cap may involve more risk of loss and its returns may differ from Low-Priced Stock to the extent Micro-Cap invests, relative to Low-Priced Stock, a greater portion of its assets in the equity securities of companies with stock market capitalizations up to $1 billion while Low-Priced Stock invests, relative to Micro-Cap, a greater portion of its assets in the equity securities of companies with stock market capitalizations between $1 billion and $3 billion.

In light of the similarities outlined above and the similar market cap focus of the Funds’ actual holdings as of December 31, 2018, Royce & Associates, LP (“Royce”), investment adviser to each of Low-Priced Stock and Micro-Cap, believes that shareholders of Low-Priced Stock could benefit from Micro-Cap’s broader investment mandate through completion of the Reorganization.

We note that Low-Priced Stock is currently subject to a lower contractual investment advisory fee rate and lower contractual annual expense caps than Micro-Cap. However, Micro-Cap’s contractual investment advisory fee rate and contractual annual expense caps will be reduced to be equal to those of Low-Priced Stock upon completion of the Reorganization. Assuming completion of the Reorganization and implementation of the reduced contractual investment advisory fee rate and contractual annual expense caps for Micro-Cap, we note, as set forth in more detail in the accompanying Proxy Statement and Prospectus under the heading “Fees and Expenses for Royce Low-Priced Stock Fund Shareholders,” that: (i) the gross pro forma annualized operating expense ratios for the relevant share classes of the Combined Fund were both lower than those of Low-Priced Stock, and (ii) the net pro forma annualized operating expense ratios for the relevant share classes of the Combined Fund were both equal to those of Low-Priced Stock.

Performance comparisons presented to the Board of Trustees of the Trust in connection with its consideration and approval of the Reorganization at a meeting held on December 13, 2018 illustrated that Micro-Cap had generally outperformed Low-Priced Stock during various periods ended September 30, 2018. Detailed information regarding the investment performance of Low-Priced Stock and Micro-Cap for certain periods ended December 31, 2018 is set forth in the accompanying Proxy Statement and Prospectus under the heading “Comparison of Royce Low-Priced Stock Fund and Royce Micro-Cap Fund.” Past performance is no guarantee of future results.

We believe that completion of the Reorganization would give Low-Priced Stock shareholders the opportunity to participate in a fund that: (i) has the same investment objective; (ii) uses a core investment approach; (iii) has a broader investment mandate than Low-Priced Stock; (iv) has the same portfolio managers; (v) is subject to the same contractual investment advisory fee rate and the same contractual annual expense caps; and (vi) has a larger asset base over which expenses may be spread. The Board of Trustees of the Trust has approved the Reorganization and recommends that Low-Priced Stock shareholders vote “FOR” the related proposal. Although the Trustees have determined that the Reorganization is in the best interests of Low-Priced Stock and its shareholders, the final decision rests with those shareholders.

Conclusion

The enclosed materials explain this proposal in more detail and we encourage you to review them carefully. We hope that you will respond today to ensure that your shares will be represented at the Meeting. You may authorize a proxy to vote your shares by using one of the methods below by following the instructions on your proxy card:

•	By touch-tone telephone;
•	By internet; or
•	By completing and returning the enclosed proxy card in the postage-paid envelope.

You may also vote in person at the Meeting.

Please call Investor Services toll-free at 1-800-221-4268 with any questions you may have about the Reorganization.

As always, thank you for your continued support of our work. We look forward to serving you for many years to come.

Sincerely,

CHRISTOPHER D. CLARK
President of The Royce Fund

Please vote now. Your vote is important.
To avoid the wasteful and unnecessary expense of further proxy solicitation, we urge you to indicate your voting instructions on the enclosed proxy card, date and sign it and return it promptly in the envelope provided, or record your voting instructions by touch-tone telephone or via the internet, no matter how large or small your holdings may be. If you submit a properly executed proxy but do not indicate how you wish your shares to be voted, your shares will be voted “FOR” the proposal.

THE ROYCE FUND
745 FIFTH AVENUE
NEW YORK, NEW YORK 10151

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 28, 2019

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the “Meeting”) of Royce Low-Priced Stock Fund (“Low-Priced Stock”) will be held at the offices of The Royce Fund (the “Trust”), 745 Fifth Avenue, New York, New York 10151, on May 28, 2019 at __:__ _.m. (Eastern time), for the following purposes:

1.   To approve a Plan of Reorganization of the Trust (the “Plan”), on behalf of Low-Priced Stock and Royce Micro-Cap Fund (“Micro- Cap”). As described in more detail in the accompanying Proxy Statement and Prospectus, the Plan provides for the transfer of substantially all of the assets of Low-Priced Stock to Micro-Cap in exchange for Micro-Cap’s assumption of substantially all of the liabilities of Low-Priced Stock and Micro-Cap’s issuance to Low-Priced Stock of shares of beneficial interest of Micro-Cap (the “Micro-Cap Shares”). The Micro-Cap Shares received by Low-Priced Stock in the reorganization transaction will have an aggregate net asset value that is equal to the aggregate net asset value of all of the shares of Low-Priced Stock that are outstanding immediately prior to such reorganization. The Plan also provides for the distribution by Low-Priced Stock, on a pro rata basis, of the Micro-Cap Shares to its shareholders in complete liquidation of Low-Priced Stock. Shareholders of Low-Priced Stock would receive the same class of Micro-Cap Shares as they held in Low-Priced Stock immediately prior to such reorganization. A vote in favor of the Plan by shareholders of Low-Priced Stock will constitute a vote in favor of the liquidation and termination of Low-Priced Stock as a separate series of the Trust.

2. To transact such other business as may come before the Meeting or any adjournment thereof.

The Board of Trustees of the Trust has fixed the close of business on March 18, 2019 as the record date (the “Record Date”) for the determination of those shareholders of Low-Priced Stock entitled to vote at the Meeting or any adjournment thereof. Only holders of record of shares of Low-Priced Stock at the close of business on the Record Date will be entitled to vote at the Meeting or any adjournment thereof. A complete list of the shareholders of Low-Priced Stock entitled to vote at the Meeting will be available and open to the examination of any shareholder of Low-Priced Stock for any purpose relevant to such Meeting during ordinary business hours from and after May 14, 2019, at the offices of the Trust, 745 Fifth Avenue, New York, New York 10151.

Each of Low-Priced Stock and Micro-Cap is a separate series of the Trust. If the Plan receives the required shareholder approval and the reorganization transaction is completed, you will become a shareholder of Micro-Cap, you will no longer own shares of Low-Priced Stock, and Low-Priced Stock will be liquidated and terminated as a separate series of the Trust. In the event the Plan does not receive the required shareholder approval or the reorganization transaction is otherwise not completed, Low-Priced Stock and Micro-Cap will continue to operate as separate series of the Trust and you will remain a shareholder of Low-Priced Stock.

Please call Investor Services toll-free at 1-800-221-4268 with any questions you may have about the reorganization transaction. If you need assistance voting, please call Computershare, the proxy solicitor, toll-free at 1-866-209-8568.

IMPORTANT

To avoid the wasteful and unnecessary expense of further proxy solicitation, please mark your instructions on the enclosed proxy card, date and sign it, and return it in the enclosed envelope (which requires no postage if mailed in the United States), even if you expect to be present at the Meeting. You may also authorize a proxy to vote your shares via touch-tone telephone or the Internet by following the instructions on the proxy card. Please take advantage of these prompt and efficient proxy authorization options. The accompanying proxy is solicited on behalf of the Board of Trustees of the Trust, is revocable, and will not affect your right to vote in person in the event that you attend the Meeting.

By Order of the Board of Trustees of The Royce Fund

John E. Denneen
Secretary

April [__], 2019

The information in this Proxy Statement and Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Proxy Statement and Prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION
PRELIMINARY PROSPECTUS/PROXY STATEMENT DATED MARCH 4, 2019

PROXY STATEMENT
for
ROYCE LOW-PRICED STOCK FUND,
A SERIES OF THE ROYCE FUND
and
PROSPECTUS
for
ROYCE MICRO-CAP FUND,
A SERIES OF THE ROYCE FUND

745 Fifth Avenue
New York, New York 10151
1-800-221-4268

Reorganization of Royce Low-Priced Stock Fund into Royce Micro-Cap Fund

This Proxy Statement and Prospectus (this “Prospectus/Proxy Statement”) is furnished in connection with the Special Meeting of Shareholders (the “Meeting”) of Royce Low-Priced Stock Fund (“Low-Priced Stock”), to be held at the offices of The Royce Fund (the “Trust”), 745 Fifth Avenue, New York, New York 10151, on May 28, 2019 at __:__ _.m. (Eastern time) and at any adjournment thereof. The Meeting is being held to vote on a Plan of Reorganization of the Trust (the “Plan”), on behalf of Low-Priced Stock and Royce Micro-Cap Fund (“Micro-Cap”). Each of Low-Priced Stock and Micro-Cap is a separate series of the Trust.

The Plan provides for the transfer of substantially all of the assets of Low-Priced Stock to Micro-Cap in exchange for Micro-Cap’s assumption of substantially all of the liabilities of Low-Priced Stock and Micro-Cap’s issuance to Low-Priced Stock of shares of beneficial interest of Micro-Cap (the “Micro-Cap Shares”). The Micro-Cap Shares received by Low-Priced Stock in the reorganization transaction will have an aggregate net asset value that is equal to the aggregate net asset value of all of the shares of Low-Priced Stock that are outstanding immediately prior to such reorganization. The Plan also provides for the distribution by Low-Priced Stock, on a pro rata basis, of the Micro-Cap Shares to its shareholders in complete liquidation of Low-Priced Stock. Shareholders of Low-Priced Stock would receive the same class of Micro-Cap Shares as they held in Low-Priced Stock immediately prior to such reorganization.

The Trust is a Delaware statutory trust that is registered with the Securities and Exchange Commission (the “SEC”) as an open-end management investment company. This Prospectus/Proxy Statement will first be sent to shareholders of Low-Priced Stock on or about April [__], 2019.

For ease of reference and clarity of presentation, we sometimes refer to:

•
the acquisition of substantially all of Low-Priced Stock’s assets by Micro-Cap in exchange for Micro-Cap’s assumption of substantially all of Low-Priced Stock’s liabilities and the issuance and distribution of the Micro-Cap Shares to Low-Priced Stock and its shareholders as the “Reorganization;”

•	the fund resulting from the Reorganization as the “Combined Fund;” and
•	Low-Priced Stock and Micro-Cap individually as a “Fund” and together as the “Funds”.

If the Plan receives the required shareholder approval and the Reorganization is completed, you will become a shareholder of Micro-Cap, you will no longer own shares of Low-Priced Stock, and Low-Priced Stock will be liquidated and terminated as a separate series of the Trust. The Combined Fund will be managed in accordance with Micro-Cap’s investment objective and principal investment policies and strategies and will be subject to Micro-Cap’s legal agreements upon completion of the Reorganization, including an amended and restated investment advisory agreement for Micro-Cap with a reduced contractual investment advisory fee rate that is equal to that of Low-Priced Stock and new contractual annual expense caps that are equal to those of Low-Priced Stock. In the event the Plan does not receive the required shareholder approval or the Reorganization is otherwise not completed, Low-Priced Stock and Micro-Cap will continue to operate as separate series of the Trust and you will remain a shareholder of Low-Priced Stock.

5

The Board of Trustees of the Trust (the “Board”) has approved the Reorganization and has determined that the Reorganization is in the best interest of Low-Priced Stock and its shareholders. The Board has fixed the close of business on March 8, 2019 as the record date (the “Record Date”) for the determination of those shareholders of Low-Priced Stock entitled to vote at the Meeting or any adjournment thereof. Only holders of record of shares of Low-Priced Stock at the close of business on the Record Date will be entitled to vote at the Meeting or any adjournment thereof.

Royce & Associates, LP (“Royce”), the investment adviser to each of Low-Priced Stock and Micro-Cap, has retained Computershare Fund Services, 250 Royall Street, Canton, MA 02021 (the “Solicitor”), to solicit proxies for the Meeting. If you need assistance voting, please call the Solicitor toll-free at 1-866-209-8568. The Solicitor is responsible for printing proxy cards, mailing proxy materials to Low-Priced Stock shareholders, soliciting broker-dealer firms, custodians, nominees and fiduciaries, tabulating the returned proxies, and performing other proxy solicitation services. The cost of these solicitation services is expected to range from approximately $82,000 to $90,300. Such costs and all other fees and expenses resulting from the Reorganization, including, without limitation, printing this Prospectus/Proxy Statement and legal and audit fees, will be allocated between, and paid by, the Funds as follows: Low-Priced Stock (50%) and Micro-Cap (50%). However, any brokerage or other trading costs incurred by a Fund in connection with buying or selling portfolio securities prior to the Reorganization will be borne by that Fund and its shareholders, while brokerage or other trading costs incurred in connection with buying or selling portfolio securities after the Reorganization will be borne by the Combined Fund and its shareholders.

In addition to solicitation through the mail, proxies may be solicited by representatives of the Trust and Royce Fund Services, LLC (“RFS”), each Fund’s distributor, without cost to the Funds. Such solicitation may be made by telephone, facsimile, or otherwise. It is anticipated that banks, broker-dealers, custodians, nominees, fiduciaries, and other financial institutions will be requested to forward proxy materials to beneficial owners and to obtain approval for the execution of proxies. Upon request, Royce will reimburse brokers, custodians, nominees, and fiduciaries for the reasonable expenses incurred by them in connection with forwarding solicitation material to the beneficial owners of Low-Priced Stock shares held of record by such persons.

This Prospectus/Proxy Statement is both a Prospectus for Micro-Cap and a Proxy Statement for Low-Priced Stock. This Prospectus/Proxy Statement sets forth concisely the information about the Reorganization and Micro-Cap that you should know before voting. You should review it carefully and retain it for future reference. The Funds are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith, file reports and other information, including proxy materials and charter documents, with the SEC.

The following document has been filed with the SEC, and is incorporated herein by reference into (legally forms a part of) this Prospectus/Proxy Statement:

•
The Statement of Additional Information relating to this Prospectus/Proxy Statement and certain potential reorganization transactions involving other series of the Trust, dated April [_], 2019 (the “Reorganization SAI”) (File Number 333-[ ]).

The following documents relating to the Funds have also been filed with the SEC:

•	The Prospectus relating to each series of the Trust, including Micro-Cap and Low-Priced Stock, dated May 1, 2018 and as amended and supplemented to date;
•	The Statement of Additional Information relating to each series of the Trust, including Micro-Cap and Low-Priced Stock, dated May 1, 2018 and as amended and supplemented to date (the “SAI”); and
•	The Annual Report to Shareholders of each series of the Trust, including Micro-Cap and Low-Priced Stock, for the fiscal year ended December 31, 2018 (the “Annual Report”).

The documents listed above are available free of charge by calling Investor Services toll-free at 1-800-221-4268, or by writing to the Funds at 745 Fifth Avenue, New York, New York 10151. You also may view or obtain copies (at prescribed rates) of these documents from the SEC:

In Person:	At the SEC’s Public Reference Room at 100 F Street, N.E., Washington, DC 20549
By Mail:	Public Reference Section
Office of Consumer Affairs and Information Services Securities and Exchange Commission
100 F Street, N.E. Washington, DC 20549 (duplicating fee required)
By E-mail:	publicinfo@sec.gov (duplicating fee required)
By Internet:	www.sec.gov

6

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation or any other U.S. government agency. Mutual fund shares involve investment risks, including the possible loss of principal.

The SEC has not approved or disapproved these securities or passed upon the adequacy of this Prospectus/Proxy Statement.
Any representation to the contrary is a criminal offense

The date of this Prospectus/Proxy Statement is April [__], 2019

7

FEES AND EXPENSES FOR ROYCE LOW-PRICED STOCK FUND SHAREHOLDERS	9

INVESTMENT ADVISORY FEE RATES FOR ROYCE LOW-PRICED STOCK FUND, ROYCE MICRO-CAP FUND, AND THE COMBINED FUND	12

PORTFOLIO TURNOVER FOR ROYCE LOW-PRICED STOCK FUND AND ROYCE MICRO-CAP FUND	12

SUMMARY OF REORGANIZATION	13

INFORMATION ABOUT THE REORGANIZATION	17

COMPARISON OF ROYCE LOW-PRICED STOCK FUND AND ROYCE MICRO-CAP FUND	23

ADDITIONAL INFORMATION ABOUT THE FUNDS	30

ADDITIONAL VOTING INFORMATION	35

RECORD DATE SHARES OUTSTANDING AND PRINCIPAL HOLDERS OF SHARES	36

ADDITIONAL INFORMATION FOR DIRECT SHAREHOLDERS	37

OTHER BUSINESS	42

APPENDIX A – FORM OF PLAN OF REORGANIZATION OF THE ROYCE FUND	A-1

8

FEES AND EXPENSES FOR ROYCE LOW-PRICED STOCK FUND SHAREHOLDERS (INVESTMENT CLASS)

Shareholders of all mutual funds pay various expenses, either directly or indirectly. Transaction expenses are charged directly to your account. Operating expenses are paid from a fund’s assets and, therefore, are paid by shareholders indirectly.

The fee tables below describe the fees and expenses that you pay if you buy and hold Investment Class shares of Low-Priced Stock and Micro-Cap and the pro forma combined fees and expenses that you may pay if you buy and hold shares of the Combined Fund after giving effect to the Reorganization. The annualized expense ratios below for Low-Priced Stock and Micro-Cap are based on their respective operating expenses and average net assets for the fiscal year ended December 31, 2018, as adjusted to give effect to any contractual annual expense caps that were in effect during that period. The pro forma fees and expenses below further assume: (i) the Reorganization occurred on December 31, 2018; (ii) the implementation on January 1, 2018 of a new contractual investment advisory fee rate for the Combined Fund that is equal to that of Low-Priced Stock; and (iii) the implementation on January 1, 2018 of a new contractual annual expense cap for the Investment Class shares of the Combined Fund that is equal to that of Low-Priced Stock. The current contractual annual expense caps for the Investment Class shares of Low-Priced and Micro-Cap and the new contractual annual expense cap for the Investment Class shares of the Combined Fund assuming completion of the Reorganization will expire on December 31, 2019.

The estimated pro forma Combined Fund fees and expenses presented below are based upon numerous material assumptions. Although these projections represent good faith estimates, no assurance can be given that any particular level of expenses will be achieved, because expenses depend on a variety of factors, including the future level of Fund assets, many of which are beyond the control of the Funds and Royce. Future expenses may be higher than those shown below.

Investment Class
Shareholder Fees (fees paid directly from your investment)
	Royce Low-Priced Stock Fund	Royce Micro-Cap Fund	Pro Forma Combined Fund Assuming Completion of Reorganization
Maximum sales charge (load) imposed on purchases	0.00%	0.00%	0.00%
Maximum deferred sales charge	0.00%	0.00%	0.00%
Maximum sales charge (load) imposed on reinvested dividends	0.00%	0.00%	0.00%
Redemption fee (as a percentage of amount redeemed on shares held for less than 30 days)	1.00%	1.00%	1.00%

Investment Class
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Royce Low-Priced Stock Fund	Royce Micro-Cap Fund	Pro Forma Combined Fund Assuming Completion of Reorganization
Management fees	1.00%	1.25%	1.00%***
Distribution (12b-1) fees	0.00%	0.00%	0.00%
Other expenses	0.31%	0.25%	0.25%
Total annual Fund operating expenses prior to fee waivers and/or expense reimbursements	1.31%	1.50%	1.25%
Fee waivers and/or expense reimbursements	(0.07)%*	(0.01)%**	(0.01)%****
Total annual Fund operating expenses after fee waivers and/or expense reimbursements	1.24%*	1.49%**	1.24%****

* Royce has contractually agreed, without right of termination, to waive fees and/or reimburse expenses to the extent necessary to maintain the Investment Class’s net annual operating expenses (excluding brokerage commissions, taxes, interest, litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business) at or below 1.24% through December 31, 2019.

** Royce has contractually agreed, without right of termination, to waive fees and/or reimburse expenses to the extent necessary to maintain the Investment Class’s net annual operating expenses (excluding brokerage commissions, taxes, interest, litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business) at or below 1.49% through December 31, 2019.

*** The contractual investment advisory fee rate for the Combined Fund will be lowered to be identical to that of Low-Priced Stock assuming completion of the Reorganization. Detailed information regarding contractual investment advisory fee rates is set forth in this Prospectus/Proxy Statement under the heading “Investment Advisory Fee Rates for Royce Low-Priced Stock Fund, Royce Micro-Cap Fund, and the Combined Fund.”

**** Royce has contractually agreed, assuming completion of the Reorganization and without right of termination, to waive fees and/or reimburse expenses to the extent necessary to maintain the Investment Class’s net annual operating expenses (excluding brokerage commissions, taxes, interest, litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business) at or below 1.24% through December 31, 2019.

9

Investment Class Expense Example
This example is intended to help you compare the cost of investing in Investment Class shares of Low-Priced Stock, Micro-Cap, and the Combined Fund after giving effect to the Reorganization based on their annualized expense ratios as shown in the fee table above with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the relevant Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the relevant Fund’s total operating expenses remain the same (net of the fee waivers/and or expense reimbursements for the periods noted above in which such fee waivers/and or expense reimbursements would be operative). Although your actual costs may be higher or lower, based on the assumptions your costs would be:

	Royce Low-Priced Stock Fund	Royce Micro-Cap Fund	Pro Forma Combined Fund Assuming Completion of Reorganization
1 Year	$126	$152	$126
3 Years	$408	$473	$396
5 Years	$711	$818	$685
10 Years	$1,573	$1,790	$1,510

10

FEES AND EXPENSES FOR ROYCE LOW-PRICED STOCK FUND SHAREHOLDERS (SERVICE CLASS)

Shareholders of all mutual funds pay various expenses, either directly or indirectly. Transaction expenses are charged directly to your account. Operating expenses are paid from a fund’s assets and, therefore, are paid by shareholders indirectly.

The fee tables below describe the fees and expenses that you pay if you buy and hold Service Class shares of Low-Priced Stock and Micro-Cap and the pro forma combined fees and expenses that you may pay if you buy and hold shares of the Combined Fund after giving effect to the Reorganization. The annualized expense ratios below for Low-Priced Stock and Micro-Cap are based on their respective operating expenses and average net assets for the fiscal year ended December 31, 2018, as adjusted to give effect to any contractual annual expense caps that were in effect during that period. The pro forma fees and expenses below further assume: (i) the Reorganization occurred on December 31, 2018; (ii) the implementation on January 1, 2018 of a new contractual investment advisory fee rate for the Combined Fund that is equal to that of Low-Priced Stock; and (iii) the implementation on January 1, 2018 of a new contractual annual expense cap for the Service Class shares of the Combined Fund that is equal to that of Low-Priced Stock. The current contractual annual expense caps for the Service Class shares of Low-Priced and Micro-Cap and the new contractual annual expense cap for the Service Class shares of the Combined Fund assuming completion of the Reorganization will expire on December 31, 2019.

The estimated pro forma Combined Fund fees and expenses presented below are based upon numerous material assumptions. Although these projections represent good faith estimates, no assurance can be given that any particular level of expenses will be achieved, because expenses depend on a variety of factors, including the future level of Fund assets, many of which are beyond the control of the Funds and Royce. Future expenses may be higher than those shown below.

Service Class
Shareholder Fees (fees paid directly from your investment)
	Royce Low-Priced Stock Fund	Royce Micro-Cap Fund	Pro Forma Combined Fund Assuming Completion of Reorganization
Maximum sales charge (load) imposed on purchases	0.00%	0.00%	0.00%
Maximum deferred sales charge	0.00%	0.00%	0.00%
Maximum sales charge (load) imposed on reinvested dividends	0.00%	0.00%	0.00%
Redemption fee (as a percentage of amount redeemed on shares held for less than 30 days)	1.00%	1.00%	1.00%

Service Class
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Royce Low-Priced Stock Fund	Royce Micro-Cap Fund	Pro Forma Combined Fund Assuming Completion of Reorganization
Management fees	1.00%	1.25%	1.00%***
Distribution (12b-1) fees	0.25%	0.25%	0.25%
Other expenses	0.28%	0.39%	0.27%
Total annual Fund operating expenses prior to fee waivers and/or expense reimbursements	1.53%	1.89%	1.52%
Fee waivers and/or expense reimbursements	(0.04)%*	(0.28)%**	(0.03)%****
Total annual Fund operating expenses after fee waivers and/or expense reimbursements	1.49%*	1.61%**	1.49%****

* Royce has contractually agreed, without right of termination, to waive fees and/or reimburse expenses to the extent necessary to maintain the Service Class’s net annual operating expenses (excluding brokerage commissions, taxes, interest, litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business) at or below 1.49% through December 31, 2019.

** Royce has contractually agreed, without right of termination, to waive fees and/or reimburse expenses to the extent necessary to maintain the Service Class’s net annual operating expenses (excluding brokerage commissions, taxes, interest, litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business) at or below 1.61% through December 31, 2019.

*** The contractual investment advisory fee rate for the Combined Fund will be lowered to be identical to that of Low-Priced Stock assuming completion of the Reorganization. Detailed information regarding contractual investment advisory fee rates is set forth in this Prospectus/Proxy Statement under the heading “Investment Advisory Fee Rates for Royce Low-Priced Stock Fund, Royce Micro-Cap Fund, and the Combined Fund.”

**** Royce has contractually agreed, assuming completion of the Reorganization and without right of termination, to waive fees and/or reimburse expenses to the extent necessary to maintain the Service Class’s net annual operating expenses (excluding brokerage commissions, taxes, interest, litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business) at or below 1.49% through December 31, 2019.

11

Service Class Expense Example
 This example is intended to help you compare the cost of investing in Service Class shares of Low-Priced Stock, Micro-Cap, and the Combined Fund after giving effect to the Reorganization based on their annualized expense ratios as shown in the fee table above with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the relevant Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the relevant Fund’s total operating expenses remain the same (net of the fee waivers/and or expense reimbursements for the periods noted above in which such fee waivers/and or expense reimbursements would be operative). Although your actual costs may be higher or lower, based on the assumptions your costs would be:

	Royce Low-Priced Stock Fund	Royce Micro-Cap Fund	Pro Forma Combined Fund Assuming Completion of Reorganization
1 Year	$152	$164	$152
3 Years	$479	$567	$477
5 Years	$830	$995	$826
10 Years	$1,820	$2,189	$1,810

INVESTMENT ADVISORY FEE RATES FOR
ROYCE LOW-PRICED STOCK FUND, ROYCE MICRO-CAP FUND, AND THE COMBINED FUND

Royce receives advisory fees monthly as compensation for its services to Low-Priced Stock and Micro-Cap. The annual contractual rates of these fees, along with the annual contractual rate of these fees for the Combined Fund assuming completion of the Reorganization, are set forth in the table below.

Royce Low-Priced Stock Fund	Royce Micro-Cap Fund	Combined Fund*
1.00% of the first $2,000,000,000 0.95% of the next $1,000,000,000 0.90% of the next $1,000,000,000 0.85% of any additional average net assets	1.25% of the first $2,000,000,000 1.20% of the next $1,000,000,000 1.15% of the next $1,000,000,000 1.10% of any additional average net assets	1.00% of the first $2,000,000,000 0.95% of the next $1,000,000,000 0.90% of the next $1,000,000,000 0.85% of any additional average net assets
* Assumes completion of the Reorganization.

PORTFOLIO TURNOVER FOR
ROYCE LOW-PRICED STOCK FUND AND ROYCE MICRO-CAP FUND

Each of Low-Priced Stock and Micro-Cap pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in larger distributions of net realized capital gains and, therefore, higher taxes for shareholders whose fund shares are held in a taxable account. These costs, which are not reflected in the fee tables or expense examples of Low-Priced Stock and Micro-Cap set forth above, affect the performance of the Funds. The portfolio turnover rates for Low-Priced Stock and Micro-Cap during the fiscal year ended December 31, 2018 are shown below.

Royce Low-Priced Stock Fund	Royce Micro-Cap Fund
58% of the average value of its portfolio	24% of the average value of its portfolio

12

SUMMARY OF REORGANIZATION

The following is a summary of certain information contained elsewhere in this Prospectus/Proxy Statement relating to the Reorganization, including the form of Plan, a copy of which is attached as Appendix A hereto. You should read the more complete information in the rest of this Prospectus/Proxy Statement.

General Information Regarding Low-Priced Stock and Micro-Cap
The Trust is a Delaware statutory trust that is registered with the SEC as an open-end management investment company. Each of Low-Priced Stock and Micro-Cap is organized as a separate series of the Trust. Low-Priced Stock and Micro-Cap are “diversified” investment companies within the meaning of the Investment Company Act of 1940 (the “1940 Act”). A “diversified” fund is a mutual fund that, with respect to 75% of the value of its total assets, may not: (i) have more than 5% of the value of its total assets invested in the securities of any one issuer and (ii) own more than 10% of the outstanding voting securities of any one issuer.

James P. Stoeffel is Low-Priced Stock’s portfolio manager, assisted by Portfolio Manager Brendan J. Hartman. Mr. Stoeffel is also Micro-Cap’s lead portfolio manager, with Mr. Hartman managing the Fund with him. It is currently expected that such Portfolio Managers for Micro-Cap will continue in their respective roles for the Combined Fund assuming completion of the Reorganization.

Upon completion of the Reorganization, the Combined Fund will be managed in accordance with Micro-Cap’s investment objective and principal investment policies and strategies and will be subject to Micro-Cap’s legal agreements, including an amended and restated investment advisory agreement for Micro-Cap with a reduced contractual investment advisory fee rate that is equal to that of Low-Priced Stock and new contractual annual expense caps that are equal to those of Low-Priced Stock.

Key Features of Reorganization

The Board of Trustees of the Trust (the “Board”) approved the Plan and unanimously recommends that Low-Priced Stock shareholders vote to approve the Plan. The Plan provides, among other things, for:

•
the transfer of substantially all of the assets of Low-Priced Stock to Micro-Cap in exchange for Micro-Cap’s assumption of substantially all of the liabilities of Low-Priced Stock and Micro-Cap’s issuance to Low-Priced Stock of the Micro-Cap Shares;

•	the pro rata distribution of the Micro-Cap Shares by Low-Priced Stock to its shareholders;
•	the liquidation of Low-Priced Stock and its termination as a separate series of the Trust.

The Micro-Cap Shares issued by Micro-Cap to Low-Priced Stock as part of the Reorganization will have an aggregate net asset value that is equal to the aggregate net asset value of all of the Low-Priced Stock shares that are outstanding immediately prior to the Reorganization. Low-Priced Stock will, in turn, distribute those Micro-Cap Shares to its shareholders. The Micro-Cap Shares received by each Low-Priced Stock shareholder as part of the Reorganization will be of the same class and will have an aggregate net asset value that is equal to the aggregate net asset value of their Low-Priced Stock shares immediately prior to the Reorganization. Please see “ Information About the Reorganization-Summary of the Terms of the Plan” for more detailed information regarding the Plan.

Completion of the Reorganization is subject to the approval of Low-Priced Stock shareholders as described in this Prospectus/Proxy Statement under the heading “Additional Voting Information–Required Vote” and the satisfaction of certain other conditions. If the Plan receives the required shareholder approval and the Reorganization is completed, Low-Priced Stock shareholders will become shareholders of Micro-Cap and will no longer own Low-Priced Stock shares, and Low-Priced Stock will be liquidated and terminated as a separate series of the Trust. In the event the Plan does not receive the required shareholder approval or the Reorganization is not otherwise completed, Low-Priced Stock and Micro-Cap will continue to operate as separate series of the Trust and Low-Priced Stock shareholders will remain shareholders of that Fund.

The Trustees unanimously concluded that the interests of existing shareholders of Low-Priced Stock would not be diluted as a result of the consummation of the Plan and that the consummation of the Plan is in the best interests of each of Low-Priced Stock and Micro-Cap. Please see “Information About the Reorganization–Reasons for the Proposed Reorganization” for detailed information about the factors considered by the Board in approving the Plan and certain other information supporting approval of the Reorganization.

13

Summary of Investment Objectives, Principal Investment Policies and Strategies, and Benchmarks for Royce Low-Priced Stock Fund and Royce Micro-Cap Fund

This section summarizes the investment objectives, principal investment policies and strategies, and benchmarks for Low-Priced Stock and Micro-Cap.

	Royce Low-Priced Stock Fund	Royce Micro-Cap Fund

Investment Objective	Long-term growth of capital	Long-term growth of capital
Primary Investments
Normally, the Fund invests at least 80% of its net assets in low-priced equity securities. Royce defines low-priced equity securities as those whose average cost per share in the Fund’s portfolio is less than $25. At least 65% of these low-priced equity securities will be issued by companies with stock market capitalizations up to $3 billion at the time of investment.
Normally, the Fund invests at least 80% of its net assets in equity securities of micro-cap companies with stock market capitalizations up to $1 billion.
Investment Approach	Royce uses multiple investment themes to invest in low- priced companies with solid fundamentals and/or prospects selling at prices that Royce believes do not fully reflect these attributes. In selecting securities for the Fund, Royce generally uses a bottom-up approach.
Royce uses multiple investment themes and offers wide exposure to micro-cap stocks by investing in companies with strong fundamentals and/or prospects selling at prices that Royce believes do not fully reflect these attributes. Royce considers companies with strong balance sheets, attractive growth prospects, and/or the potential for improvement in cash flow levels and internal rates of return, among other factors.

Number of Holdings	As of December 31, 2018, the Fund had 120 holdings.	As of December 31, 2018, the Fund had 143 holdings.
Foreign Investments
Although the Fund normally focuses on securities of U.S. companies, it may invest up to 25% of its net assets (measured at the time of investment) in securities of companies headquartered in foreign countries. The Fund does not expect to hedge against declines in the U.S. dollar or to lock in the value of any foreign securities that it purchases.

As of December 31, 2018: Approximately 14.5% of the Fund’s net assets was invested in foreign securities.

Although the Fund normally focuses on securities of U.S. companies, it may invest up to 25% of its net assets (measured at the time of investment) in securities of companies headquartered in foreign countries. The Fund does not expect to hedge against declines in the U.S. dollar or to lock in the value of any foreign securities that it purchases.

As of December 31, 2018: Approximately 12.1% of the Fund’s net assets was invested in foreign securities.

Benchmark Index(es)	Russell 2000 Index	Russell Microcap Index (Primary) Russell 2000 Index (Secondary)

14

Overall, Low-Priced Stock and Micro-Cap are similar to one another in that they:

•	have the same investment objective;

•	use a bottom-up, core investment approach;

•	invest a substantial portion of their respective assets in the equity securities of U.S. issuers;

•	are generally broadly diversified in terms of number of holdings;

•	have the same portfolio managers;

•	are subject to the same restrictions on their respective investments in foreign securities; and

•	do not expect to engage in hedging transactions to protect against declines in the U.S. dollar or to lock in the value of their foreign security holdings.

The investment policies of Low-Priced Stock and Micro-Cap do, however, differ from one another in certain ways. Pursuant to its investment policies, Low-Priced Stock must normally invest at least 80% of its net assets in “low-priced” equity securities. Royce defines “low-priced” as those companies whose average cost per share in Low-Priced Stock’s portfolio is less than $25. Micro-Cap, on the other hand, is not subject to any requirements regarding the average cost per share of its portfolio investments. In addition, the investment policies of Low-Priced Stock require at least 65% of the low-priced securities in which it invests be issued by small- and micro-cap companies (i.e., those with stock market capitalizations up to $3 billion) at the time of investment. Micro-Cap, on the other hand, must normally invest at least 80% of its net assets in equity securities of micro-cap companies (i.e., those with stock market capitalizations up to $1 billion) under its investment policies. As a result of the potential difference in market cap focus permitted by their respective investment policies, the Funds have different benchmark indexes (i.e., the Russell 2000 Index is the benchmark index for Low-Priced Stock while the Russell Microcap Index is the primary benchmark index for Micro-Cap). Certain summary market capitalization data with respect to the actual holdings of Low-Priced Stock and Micro-Cap is provided immediately below under the sub-heading “Additional Information Regarding Market Cap Focus of Low-Priced Stock and Micro-Cap as of December 31, 2018”.

Summary of Principal Investment Risks for Low-Priced Stock and Micro-Cap
The principal investment risks associated with an investment in Low-Priced Stock and Micro-Cap are identified in the table below. For detailed descriptions of these risks, please see “Comparison of Royce Low-Priced Stock Fund and Royce Micro-Cap Fund” in this Prospectus/Proxy Statement. Overall, Low-Priced Stock and Micro-Cap are subject to similar principal investment risks due to their common investment approaches and their focus on U.S. small-cap equity securities.

Principal Investment Risk	Royce Low-Priced Stock Fund	Royce Micro-Cap Fund
Market Risk	Yes	Yes
Risk of Investing in Smaller-Company Securities	Yes*	Yes*
Investment in a Limited Number of Issuers	No	No
Industry and Sector Overweights	Yes	Yes
Foreign Securities Risk	Yes	Yes
* The prices of equity securities of companies with stock market capitalizations up to $1 billion are generally more volatile than those of equity securities of companies with stock market capitalizations between $1 billion and $3 billion. As a result, an investment in Micro-Cap may involve more risk of loss and its returns may differ from Low-Priced Stock to the extent Micro-Cap invests, relative to Low-Priced Stock, a greater portion of its assets in the equity securities of companies with stock market capitalizations up to $1 billion while Low-Priced Stock invests, relative to Micro-Cap, a greater portion of its assets in the equity securities of companies with stock market capitalizations between $1 billion and $3 billion. Certain summary market capitalization data with respect to the actual holdings of Low-Priced Stock and Micro-Cap is provided immediately below under the sub-heading “Additional Information Regarding Market Cap Focus of Low-Priced Stock and Micro-Cap as of December 31, 2018”.

15

Additional Information Regarding Market Cap Focus of Low-Priced Stock and Micro-Cap as of December 31, 2018
Despite the potential differences in market cap focus permitted by their respective investment policies, Low-Priced Stock and Micro-Cap had comparable geometric average market capitalizations (i.e., approximately $453 million for Low-Priced Stock and approximately $401 million for Micro-Cap) as of December 31, 2018. In addition, Low-Priced Stock and Micro-Cap allocated similar portions of their respective investment portfolios to the same market cap ranges as of such date as set forth in the table below:

Market Cap Range	Percentage of Low-Priced Stock Net Assets	Percentage of Micro-Cap Net Assets
Less than $1 billion	81.3%	85.5%
Greater than $1 billion but less than $2 billion	15.2%	12.3%
Greater than $2 billion but less than $3 billion	3.5%	2.2%
Greater than $3 billion	0%	0%

No assurance can be given that shares of the Combined Fund will not lose value. As with any Fund, the value of the Combined Fund’s investments, and, therefore, the value of the Combined Fund’s shares, may fluctuate.

Primary U.S. Federal Income Tax Consequences of Reorganization
 The Reorganization is intended to qualify for U.S. federal income tax purposes as a tax-free reorganization under the Internal Revenue Code of 1986, as amended (the “Code”). It is expected that Low-Priced Stock shareholders will not recognize gain or loss for U.S. federal income tax purposes upon the exchange of all of their Low-Priced Stock shares solely for shares of Micro-Cap, as described herein and in the Plan. In addition, in general, it is expected that Low-Priced Stock and Micro-Cap will not recognize gain or loss for U.S. federal income tax purposes upon the transactions contemplated by the Reorganization, except for any gain or loss that may be required to be recognized solely as a result of the close of the taxable year of Low-Priced Stock due to the Reorganization or as a result of the transfer of certain assets, and any tax on any such gain would be borne by Low-Priced Stock shareholders. Low-Priced Stock does not expect to sell or otherwise dispose of any investments in a significant amount prior to the implementation of the Reorganization, except pursuant to transactions made in the ordinary course of business or with respect to investments that are not freely transferable or are otherwise restricted. If Low-Priced Stock were to sell investments in anticipation of the Reorganization, Low-Priced Stock could generate capital gains for its shareholders, which would be taxable.

Purchase and Redemption Procedures, Fee Structures, and Exchange Rights
 Investment Class and Service Class shares of each of Low-Priced Stock and Micro-Cap are subject to identical purchase and redemption procedures and have identical exchange rights. Investment Class and Service Class shares of Low-Priced Stock are, however, currently subject to a lower contractual investment advisory fee rate and lower contractual annual expense caps than the corresponding shares of Micro-Cap. As noted elsewhere in this Prospectus/Proxy Statement, Micro-Cap’s contractual investment advisory fee rate and contractual annual expense caps will be lowered to be equal to those of Low-Priced Stock upon completion of the Reorganization. Shareholders of Low-Priced Stock and Micro-Cap will not be subject to any redemption fees in connection with any redemptions of shares of the Combined Fund that are made within the first 30 days after the completion of the Reorganization.

Shareholder Voting
 Only shareholders of Low-Priced Stock will vote in connection with the Reorganization. The Board has set the close of business on March 18, 2019 as the record date (the “Record Date”) for determining those Low-Priced Stock shareholders entitled to vote at the Meeting or any adjournment thereof. Only holders of record of Low-Priced Stock shares at the close of business on the Record Date will be entitled to vote at the Meeting or any adjournment thereof. Low-Priced Stock shareholders on the Record Date will be entitled one vote for each full Low-Priced Stock share and a fractional vote for each Low-Priced Stock fractional share that they hold, with no shares having cumulative voting rights.

Approval of the Plan requires the affirmative vote of a majority of the outstanding voting securities of Low-Priced Stock, which is defined in the 1940 Act as the lesser of: (i) 67% or more of the shares of Low-Priced Stock present at the Meeting, if the holders of more than 50% of the outstanding shares of Low-Priced Stock are present or represented by proxy at such Meeting; or (ii) more than 50% of the outstanding shares of Low-Priced Stock.

All properly executed proxy cards received prior to the Meeting will be voted at such Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxy cards will be voted “FOR” the Proposal. You may revoke your proxy at any time before it is exercised by sending written instructions to the Secretary of the Trust at 745 Fifth Avenue, New York, New York 10151 or by submitting a new proxy card with a later date. In addition, any shareholder attending the Meeting may vote in person, whether or not he or she has previously submitted a proxy card. The Board knows of no business other than that mentioned in Proposal No. 1 of the Notice of Special Meeting that will be presented for consideration at the Meeting. If any other matter is properly presented at the Meeting or any adjournment thereof, it is the intention of the persons named on the enclosed proxy card to vote in accordance with their best judgment.

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INFORMATION ABOUT THE REORGANIZATION

General
 As described in more detail below in this section under the sub-heading “Summary of the Terms of the Plan,” Low-Priced Stock will transfer substantially all of its assets to Micro-Cap in exchange for Micro-Cap’s assumption of substantially all of the liabilities of Low-Priced Stock and the issuance of the Micro-Cap Shares to Low-Priced Stock. The date on which these transactions occur in connection with the Reorganization is referred to as the “Closing Date” in this Prospectus/Proxy Statement. The Micro-Cap Shares issued to Low-Priced Stock will have an aggregate net asset value that is equal to the aggregate net asset value of the outstanding shares of Low-Priced Stock as of the close of trading on the New York Stock Exchange (the “NYSE”) on the business day immediately prior to the Closing Date (referred to as the “Valuation Time”).

The distribution of the Micro-Cap Shares to shareholders of Low-Priced Stock will be accomplished by opening new accounts on the books of Micro-Cap in the names of shareholders of Low-Priced Stock and transferring to those shareholder accounts the relevant Micro-Cap Shares. Accordingly, as a result of the Reorganization, each shareholder of Low-Priced Stock will receive shares of the same class of Micro-Cap that they hold for Low-Priced Stock having an aggregate net asset value that is equal to the aggregate net asset value of their Low-Priced Stock shares as of the Valuation Time. No sales charge, redemption fee, or other fee will be assessed to shareholders of Low-Priced Stock in connection with their receipt of the Micro-Cap Shares as part of the Reorganization. The stock transfer books of Low-Priced Stock will be permanently closed on the Closing Date. Upon the distribution of the Micro-Cap Shares by Low-Priced Stock to its shareholders, Low-Priced Stock will be liquidated and terminated as a separate series of the Trust.

The Reorganization is structured so that Micro-Cap will be the legal survivor in the Reorganization, which means that the management and operation of the Combined Fund will be governed by Micro-Cap’s investment objective, principal investment policies and strategies, and legal agreements upon completion of such Reorganization, including an amended and restated investment advisory agreement for Micro-Cap with a reduced contractual investment advisory fee rate that is equal to that of Low-Priced Stock and new contractual annual expense caps that are equal to those of Low-Priced Stock. In addition, Micro-Cap will be the accounting survivor in the Reorganization, which means that the Combined Fund will carry on the performance and financial history of Micro-Cap upon completion of the Reorganization.

Summary of the Terms of the Plan
 Pursuant to the Plan, Low-Priced Stock will, on the Closing Date, transfer substantially all of its assets to Micro-Cap in exchange solely for Micro-Cap’s issuance of the Micro-Cap Shares to Low-Priced Stock and Micro-Cap’s assumption of substantially all of the liabilities of Low-Priced Stock. The net asset value of the shares issued by Micro-Cap to Low-Priced Stock will be equal, as of the Valuation Time, to the value of the assets of Low-Priced Stock that were transferred to Micro-Cap, as determined in accordance with the Trust’s valuation procedures, net of the liabilities of Low-Priced Stock assumed by Micro-Cap. In order to minimize any potential for undesirable U.S. federal income and excise tax consequences in connection with the Reorganization, Low-Priced Stock will distribute to its shareholders at or immediately prior to the Reorganization all of its undistributed net investment income and net capital gains as of such date. Low-Priced Stock expects to distribute the Micro-Cap Shares to its shareholders promptly after the Closing Date in connection with its liquidation. Thereafter, Low-Priced Stock will be terminated as a separate series of the Trust.

Certain customary representations and warranties have been made in the Plan in respect of the capitalization, status, and conduct of business of each of Low-Priced Stock and Micro-Cap. Unless waived in accordance with the Plan, the obligations of the parties to the Plan are conditioned upon, among other things:

•	the approval of the Plan by the shareholders of Low-Priced Stock in accordance with the requirements of the 1940 Act;
•	the absence of any rule, regulation, order, injunction or proceeding preventing or seeking to prevent the consummation of the transactions contemplated by the Plan;
•	the receipt of all necessary approvals, consents, registrations, and exemptions under federal, state and local laws;
•
the truth in all material respects, as of the Closing Date, of the representations and warranties of the parties and performance and compliance in all material respects with the parties’ agreements, obligations and covenants required by the Plan;

•
the effectiveness under applicable law of Micro-Cap’s registration statement on Form N-14, of which this Prospectus/Proxy Statement forms a part and the absence of any related stop orders under the Securities Act of 1933;

•	the declaration of a dividend by Low-Priced Stock to distribute to its shareholders all of its undistributed net investment income and net capital gains;
•	the receipt of an opinion of special Delaware counsel to the Trust regarding the issuance of the Micro-Cap Shares under Delaware law; and
•
the receipt of an opinion of special U.S. federal income tax counsel to the Trust relating to the tax-free nature of the Reorganization for U.S. federal income tax purposes (such opinion of counsel is not binding on the Internal Revenue Service (the “IRS”) or any court).

The Plan may be terminated or amended by the mutual consent of the parties before approval thereof by the shareholders of Low-Priced Stock.

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The Board recommends that Low-Priced Stock shareholders should vote to approve the Plan, as it believes the Reorganization is in the best interests of Low-Priced Stock as more fully described below under the sub-heading “Reasons for the Proposed Reorganization.”

Estimated Fees and Expenses of the Reorganization
Fees and expenses resulting from the Reorganization, including, without limitation, proxy solicitation costs and legal and audit fees, will be allocated between, and paid by, the Funds as follows: Low-Priced Stock (50%) and Micro-Cap (50%). The aggregate fees and expenses in respect of the Reorganization are estimated to range from approximately $138,850 to $153,650. However, any brokerage or other trading costs incurred by a Fund in connection with buying or selling portfolio securities prior to the Reorganization will be borne by that Fund and its shareholders. Likewise, any brokerage or other trading costs incurred in connection with buying or selling portfolio securities after the Reorganization will be borne by the Combined Fund and its shareholders.

Legal Matters
Certain legal matters concerning the U.S. federal income tax consequences of the Reorganization will be passed on by Sidley Austin LLP, special U.S. federal income tax counsel to the Trust. Certain legal matters under Delaware law regarding the Plan and the issuance of the Micro-Cap Shares as part of the Reorganization will be passed on by Richards, Layton & Finger, special Delaware counsel to the Trust.

Reasons for the Proposed Reorganization
The Trustees of the Trust, including all of the Trustees of the Trust who are not “interested persons” of the Trust in respect of Low-Priced Stock and Micro-Cap (collectively, the “Independent Trustees”), have unanimously determined that the Reorganization would be in the best interests of each Fund. The Board also concluded that the interests of the existing shareholders of each Fund would not be diluted as a result of consummation of the Plan.

At a Board meeting held on December 13, 2018, Royce noted to the Trustees that Low-Priced Stock and Micro-Cap:

•	have identical investment objectives (i.e., long-term growth of capital);

•	are subject to similar investment policies and restrictions;

•	employ similar investment strategies in that both Funds: (i) utilize a bottom-up, core investment approach and (ii) invest primarily in the equity securities of U.S. companies;

•	are generally broadly diversified in terms of number of holdings (i.e., Low-Priced Stock had 116 holdings and Micro-Cap had 151 holdings as of September 30, 2018);

•	have the same portfolio managers (i.e., James P. Stoeffel and Brendan J. Hartman);

•	held some of the same portfolio securities as of September 30, 2018; and

•	are subject to similar principal investment risks.

Royce also noted to the Trustees at such Board meeting that:

•
Low-Priced Stock must, in accordance with its investment policies, normally invest at least 80% of its net assets in “low- priced” equity securities (i.e., those companies whose average cost per share in Low-Priced Stock’s portfolio is less than $25) while Micro-Cap is not subject to any requirements regarding the average cost per share of its portfolio investments;

•
Under their respective investment policies, at least 65% of the “low-priced” securities in which Low-Priced Stock invests must normally be issued by small- and micro-cap companies (i.e., those with stock market capitalizations up to $3 billion) at the time of investment while at least 80% of Micro-Cap’s net assets must normally be invested in micro-cap companies (i.e., those with stock market capitalizations up to $1 billion); and

•	The benchmark index for Low-Priced Stock is the Russell 2000 Index while the primary benchmark index for Micro-Cap is the Russell Microcap Index.

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Despite the potential differences in market cap focus permitted by their respective investment policies, Low-Priced Stock and Micro-Cap had comparable geometric average market capitalizations as of September 30, 2018 (i.e., approximately $536.3 million for Low-Priced Stock and approximately $494 million for Micro-Cap) and December 31, 2018 (i.e., approximately $453 million for Low-Priced Stock and approximately $401 million for Micro-Cap). Geometric average market capitalizations use each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median. In addition, Low-Priced Stock and Micro-Cap allocated similar portions of their respective investment portfolios to the same market cap ranges as of December 31, 2018 as set forth in the table below:

Market Cap Range	Percentage of Low-Priced Stock Net Assets	Percentage of Micro-Cap Net Assets
Less than $1 billion	81.3%	85.5%
Greater than $1 billion but less than $2 billion	15.2%	12.3%
Greater than $2 billion but less than $3 billion	3.5%	2.2%
Greater than $3 billion	0%	0%

In light of the foregoing, the Board took note of Royce’s expectation that the securities held by Low-Priced Stock will not be sold in significant amounts other than in the ordinary course of business prior to, or immediately after, the Reorganization. However, to the extent dispositions of securities held by Low-Priced Stock are made, such dispositions will result in taxable gains or losses and transaction costs to Low-Priced Stock (if the dispositions are made prior to the Reorganization) or to the Combined Fund (if the dispositions are made after the Reorganization). Please see “Comparison of Royce Low-Priced Stock Fund and Royce Micro-Cap Fund” in this Prospectus/Proxy Statement for more detailed information regarding the Funds’ investment objectives, principal investment policies and strategies, and principal investment risks. The Board further took note of Royce’s expectation that shareholders of Low-Priced Stock could benefit from Micro-Cap’s broader investment mandate through completion of the Reorganization.

Royce also noted to the Trustees at such Board meeting that Micro-Cap experienced lower volatility than Low-Priced Stock as measured by their average five-year standard deviation for each of the last four calendar quarters during the period ended September 30, 2018 (i.e., middle quintile ranking for Micro-Cap versus second-highest quintile ranking for Low-Priced Stock compared to a universe of small-cap funds). Such trend of lower volatility for Micro-Cap compared to Low-Priced Stock continued as measured by their average five-year standard deviation for each of the last four calendar quarters during the period ended December 31, 2018.

Royce further noted to the Trustees that Low-Priced Stock was actually larger than Micro-Cap in terms of net assets as of September 30, 2018 (i.e., approximate net assets of $264.3 million for Low-Priced Stock versus approximate net assets of $191.2 million for Micro-Cap). Notwithstanding that fact, it was noted by the Trustees that, as shareholders of the Combined Fund, former Low-Priced Stock shareholders: (i) would nonetheless enjoy a larger asset base over which fund expenses could be spread; (ii) would benefit from the reduced contractual investment advisory fee rate and contractual annual expense caps that will go into effect upon completion of the Reorganization; and (iii) might benefit from any operating efficiencies or economies of scale that may be achieved by the Combined Fund. As of December 31, 2018, the approximate net assets of Low-Priced Stock and Micro-Cap were $202 million and $141.8 million, respectively.

Royce noted to the Trustees that Low-Priced Stock is currently subject to a lower contractual investment advisory fee rate and lower contractual annual expense caps than Micro-Cap. Information regarding the annualized operating expense ratios for the relevant share classes of Low-Priced Stock and Micro-Cap and the pro forma annualized operating expense ratios for the relevant share classes of the Combined Fund assuming completion of the Reorganization is set forth in this Prospectus/Proxy Statement under the heading “Fees and Expenses for Royce Low-Priced Stock Fund Shareholders.” The annualized expense ratios for Low-Priced Stock and Micro-Cap are based on their respective operating expenses and average net assets for the fiscal year ended December 31, 2018, as adjusted to give effect to any contractual annual expense caps that were in effect during that period. The pro forma fees and expenses for the Combined Fund further assume: (i) the completion of the Reorganization on December 31, 2018; (ii) the implementation on January 1, 2018 of a new contractual investment advisory fee rate for the Combined Fund that is equal to that of Low-Priced Stock; and (iii) the implementation on January 1, 2018 of new contractual annual expense caps for the relevant share classes of the Combined Fund that are equal to those of Low-Priced Stock. The current contractual annual expense caps for the relevant share classes of Low-Priced and Micro-Cap and the new contractual annual expense cap for the relevant share classes of the Combined Fund assuming completion of the Reorganization will expire on December 31, 2019. Assuming completion of the Reorganization and implementation of the reduced contractual investment advisory fee rate and contractual annual expense caps for Micro-Cap, we note, as set forth in more detail in this Prospectus/Proxy Statement under the heading “Fees and Expenses for Royce Low-Priced Stock Fund Shareholders,” that: (i) the gross pro forma annualized operating expense ratios for the relevant share classes of the Combined Fund were both lower than those of Low-Priced Stock, and (ii) the net pro forma annualized operating expense ratios for the relevant share classes of the Combined Fund were both equal to those of Low-Priced Stock.

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Summary Information Regarding Annual Fund Operating Expenses*
	Royce Low-Priced Stock Fund	Royce Micro-Cap Fund	Pro Forma Combined Fund (Assumes Completion of Reorganization)
Investment Class
Total annual Fund operating expenses prior to fee waivers and/or expense reimbursements	1.31%	1.50%	1.25%
Total annual Fund operating expenses after fee waivers and/or expense reimbursements	1.24%	1.49%	1.24%
Service Class
Total annual Fund operating expenses prior to fee waivers and/or expense reimbursements	1.53%	1.89%	1.52%
Total annual Fund operating expenses after fee waivers and/or expense reimbursements	1.49%	1.61%	1.49%
* The summary information above is consistent with annual fund operating expense information provided by Royce to the Board at its December 13, 2018 meeting. The annualized expense ratios for Low-Priced Stock and Micro-Cap provided by Royce to the Board were based on their respective operating expenses and average net assets for the nine-month period ended September 30, 2018, as adjusted to give effect to any contractual annual expense caps that were in effect during that period. The pro forma fees and expenses for the Combined Fund provided by Royce to the Board further assumed that: (i) the Reorganization became effective on September 30, 2018 and (ii) the reduced contractual investment advisory fee rate and contractual annual expense caps described elsewhere in this Prospectus/Proxy Statement were implemented on January 1, 2018.

Royce also provided the Trustees with information regarding the average annual total returns achieved by Low-Priced Stock and Micro-Cap for the three-month, nine-month, one-, three-, five-, ten-, fifteen-, and twenty-year periods ended September 30, 2018. Such information illustrated that Micro-Cap outperformed Low-Priced Stock during all of these periods other than the one- and five-year periods. Detailed information regarding the investment performance achieved by each of Low-Priced Stock and Micro-Cap for certain periods ended December 31, 2018 is set forth in the Prospectus/Proxy Statement under the heading “Comparison of Royce Low-Priced Stock Fund and Royce Micro-Cap Fund.” Past performance is no guarantee of future results.

Royce also noted to the Trustees that fees and expenses resulting from the Reorganization, including, without limitation, proxy solicitation costs and legal and audit fees, will be allocated between, and paid by, the Funds as follows: Low-Priced Stock (50%) and Micro-Cap (50%). Royce further noted to the Trustees that neither Low-Priced Stock nor Micro-Cap had any capital loss carryforwards as of September 30, 2018. Finally, Royce noted to the Trustees that it is a condition to the closing of the Reorganization that Low-Priced Stock and Micro-Cap receive an opinion of special tax counsel to the Trust substantially to the effect that the exchange of shares pursuant to the Plan would not result in a taxable gain or loss for U.S. federal income tax purposes for Low-Priced Stock or its shareholders.

The Trustees, including a majority of the Independent Trustees, after considering the foregoing matters, unanimously concluded that the interests of existing shareholders of each of Low-Priced Stock and Micro-Cap would not be diluted as a result of the consummation of the Plan and that the consummation of the Plan is in the best interests of each of Low-Priced Stock and Micro-Cap. The determinations were made on the basis of each Trustee’s business judgment after consideration of all of the relevant factors taken as a whole, though individual Trustees may have placed different weight on various factors and assigned different degrees of materiality to various conclusions.

FOR THE REASONS DISCUSSED ABOVE, THE BOARD, ON BEHALF OF LOW-PRICED STOCK,
UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PLAN.

U.S. Federal Income Tax Consequences of the Reorganization
 The following is a general summary of the material anticipated U.S. federal income tax consequences of the Reorganization. The discussion is based upon the Code, Treasury regulations, court decisions, published positions of the IRS and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). The discussion is limited to U.S. persons who hold shares of Low-Priced Stock as capital assets for U.S. federal income tax purposes. This summary does not address all of the U.S. federal income tax consequences that may be relevant to a particular shareholder or to shareholders who may be subject to special treatment under U.S. federal income tax laws. No ruling has been or will be obtained from the IRS regarding any matter relating to the Reorganization. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects described below. Shareholders must consult their own tax advisers as to the U.S. federal income tax consequences of the Reorganization, as well as to the effects of state, local and non-U.S. tax laws.

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It is a condition to closing the Reorganization that Low-Priced Stock and Micro-Cap receive an opinion from Sidley Austin LLP, special U.S. federal income tax counsel to the Trust, dated as of the Closing Date, that the Reorganization will be a “reorganization” within the meaning of Section 368(a) of the Code and that each of Low-Priced Stock and Micro-Cap will be a “party to a reorganization” within the meaning of Section 368(b) of the Code. As such a reorganization, the U.S. federal income tax consequences of the Reorganization can be summarized as follows:

•
No gain or loss will be recognized by Low-Priced Stock upon (i) the transfer of substantially all of the assets of Low-Priced Stock to Micro-Cap in exchange for the assumption by Micro-Cap of substantially all of the liabilities of Low-Priced Stock and shares of Micro-Cap or (ii) the distribution of Micro-Cap shares by Low-Priced Stock to its shareholders in exchange for their Low-Priced Stock shares, except for any gain or loss that may be required to be recognized solely as a result of the close of Low-Priced Stock’s taxable year due to the Reorganization or as a result of the transfer of any stock in a passive foreign investment company as defined in Section 1297(a) of the Code;

•
No gain or loss will be recognized by Micro-Cap upon the receipt of substantially all of the assets of Low-Priced Stock solely in exchange for the issuance of Micro-Cap shares to Low-Priced Stock and the assumption of substantially all of the liabilities of Low-Priced Stock by Micro-Cap, except for certain adjustments that may be required to be made solely as a result of the close of Low-Priced Stock’s taxable year due to the Reorganization or as a result of gain recognized on the transfer of certain assets of Low-Priced Stock;

•
The tax basis of the assets of Low-Priced Stock acquired by Micro-Cap will be the same as the tax basis of those assets in the hands of Low-Priced Stock immediately before the transfer, except for certain adjustments that may be required to be made solely as a result of the close of Low-Priced Stock’s taxable year due to the Reorganization or as a result of gain recognized on the transfer of certain assets of Low-Priced Stock;

•
The tax holding period of the assets of Low-Priced Stock in the hands of Micro-Cap will include Low-Priced Stock’s tax holding period for those assets, except for any assets which may be marked to market for U.S. federal income tax purposes on the termination of Low-Priced Stock’s taxable year or on which gain was recognized on the transfer to Micro-Cap;

•	Low-Priced Stock shareholders will not recognize any gain or loss upon the exchange of their Low-Priced Stock shares solely for Micro-Cap shares as part of the Reorganization;
•	The tax basis of Micro-Cap shares received by Low-Priced Stock shareholders in the Reorganization will be the same as the tax basis of their Low-Priced Stock shares surrendered in the exchange; and
•
The tax holding period of Micro-Cap shares that Low-Priced Stock shareholders receive will include the tax holding period of Low-Priced Stock shares surrendered in the exchange, provided that such shareholders held Low-Priced Stock shares as capital assets on the date of the exchange.

The opinion of Sidley Austin LLP will be based on U.S. federal income tax law in effect on the Closing Date. In rendering its opinion, Sidley Austin LLP will also rely upon certain representations of the management of Micro-Cap and Low-Priced Stock and assume, among other things, that the Reorganization will be consummated in accordance with the operative documents. An opinion of counsel is not binding on the IRS or any court.

The Trust intends that Micro-Cap continue to be taxed under the rules applicable to regulated investment companies as defined in Section 851 of the Code, which are the same rules currently applicable to Micro-Cap and Low-Priced Stock and their respective shareholders.

Shareholders of Low-Priced Stock should note that, if necessary, in accordance with the Fund’s policy of distributing its investment company taxable income and net capital gains for each taxable year in order to qualify for favorable tax treatment as a regulated investment company and avoid federal income and excise tax at the fund level, Low-Priced Stock will declare and pay a distribution of any such previously undistributed income and gains to its shareholders at or immediately prior to the Reorganization. Such distribution will be taxable to shareholders of Low-Priced Stock.

Low-Priced Stock does not currently expect to sell or otherwise dispose of any investments in a significant amount prior to the implementation of the Reorganization, except pursuant to transactions made in the ordinary course of business or with respect to investments that are not freely transferable or are otherwise restricted. The tax consequences of any sales of portfolio securities by Low-Priced Stock prior to the Reorganization will depend on the difference between the price at which such securities are sold and the basis of Low-Priced Stock in such securities. Any capital gains recognized in these sales on a net basis will be distributed to shareholders of Low-Priced Stock prior to the Reorganization as capital gain dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains). Such distributions will be taxable to shareholders of Low-Priced Stock.

Shareholders of Low-Priced Stock may redeem their shares at any time prior to the closing of the Reorganization. Generally, these are taxable transactions. Shareholders should consult with their own tax advisers regarding potential transactions.

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Rights of Shareholders of Low-Priced Stock and Micro-Cap
 Because the Funds are organized as separate series of the same Delaware statutory trust (i.e., The Royce Fund), the substantive legal and voting rights of shareholders of Low-Priced Stock under the Trust Instrument of the Trust are identical to those of Micro-Cap shareholders. No sales charges, redemption fees, or other fees will be assessed to shareholders of Low-Priced Stock in connection with their receipt of the Micro-Cap Shares as part of the Reorganization. Holders of Investment Class and Service Class shares of Low-Priced Stock and Micro-Cap will not be subject to any redemption fees in connection with any redemptions of their Investment Class and Service Class shares of the Combined Fund that are made within the first 30 days after the completion of the Reorganization.

Pro Forma Capitalization for Reorganization
The following tables set forth: (i) the capitalization of the Investment Class and Service Class shares of Low-Priced Stock as of December 31, 2018; (ii) the capitalization of the Investment Class and Service Class shares of Micro-Cap as of December 31, 2018; and (iii) the unaudited pro forma capitalization of the Investment Class and Service Class shares of the Combined Fund assuming completion of the Reorganization on December 31, 2018.

The pro forma capitalization information below is unaudited and for informational purposes only. No assurance can be given as to how many shares of Micro-Cap will be received by Low-Priced Stock shareholders in connection with the Reorganization. The pro forma capitalization information should not be relied upon to reflect the number of shares of Micro-Cap that actually will be received by Low-Priced Stock shareholders in connection with the Reorganization.

Investment Class
	Royce Low- Priced Stock Fund	Royce Micro- Cap Fund	Pro Forma Adjustments	Pro Forma Combined Fund Assuming Completion of Reorganization (Unaudited)(1)
Net assets	$46,430,314	$117,040,213		$163,470,527
Total shares outstanding	7,283,512	12,512,702	4,965,809(2)	17,478,511
Net asset value per share	$6.37	$9.35		$9.35

(1) Assumes the Reorganization had taken place on December 31, 2018.
(2) Reflects the change in Investment Class shares of Micro-Cap after giving effect to the distribution of Investment Class shares of Micro-Cap to Low-Priced Stock shareholders as if the Reorganization had taken place on December 31, 2018.

Service Class
	Royce Low- Priced Stock Fund	Royce Micro- Cap Fund	Pro Forma Adjustments	Pro Forma Combined Fund Assuming Completion of Reorganization (Unaudited)(1)
Net assets	$155,595,814	$8,052,517	—	$163,648,331
Total shares outstanding	24,562,747	879,635	17,005,007(2)	17,884,642
Net asset value per share	$6.33	$9.15	—	$9.15

(1) Assumes the Reorganization had taken place on December 31, 2018.
(2) Reflects the change in Service Class shares of Micro-Cap after giving effect to the distribution of Service Class shares of Micro-Cap to Low-Priced Stock shareholders as if the Reorganization had taken place on December 31, 2018.

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COMPARISON OF ROYCE LOW-PRICED STOCK FUND AND ROYCE MICRO-CAP FUND

Investment Objectives, Principal Investment Policies and Strategies, Principal Investment Risks, Fundamental Investment Restrictions, and Certain Operating Policies of Low-Priced Stock and Micro-Cap
This section describes the investment objectives, principal investment policies and strategies, principal investment risks, fundamental investment restrictions and certain operating policies of Low-Priced Stock and Micro-Cap and the differences between them.

Investment Objectives. The investment objectives of Low-Priced Stock and Micro-Cap are identical. The investment objective of each of Low-Priced Stock and Micro-Cap is to seek long-term growth of capital.

Principal Investment Policies and Strategies. As set forth in the table below, the principal investment policies and strategies of Low-Priced Stock are substantially similar to those of Micro-Cap.

Royce Low-Priced Stock Fund	Royce Micro-Cap Fund
Normally, the Fund invests at least 80% of its net assets in low-priced equity securities. Royce defines low-priced equity securities as those whose average cost per share in the Fund’s portfolio is less than $25. At least 65% of these low-priced equity securities will be issued by companies with stock market capitalizations up to $3 billion at the time of investment.	Normally, the Fund invests at least 80% of its net assets in equity securities of micro-cap companies with stock market capitalizations up to $1 billion.
Royce uses multiple investment themes to invest in low-priced companies with solid fundamentals and/or prospects selling at prices that Royce believes do not fully reflect these attributes. In selecting securities for the Fund, Royce generally uses a bottom-up approach.	Royce uses multiple investment themes and offers wide exposure to micro-cap stocks by investing in companies with strong fundamentals and/or prospects selling at prices that Royce believes do not fully reflect these attributes. Royce considers companies with strong balance sheets, attractive growth prospects, and/or the potential for improvement in cash flow levels and internal rates of return, among other factors.
Although the Fund normally focuses on securities of U.S. companies, it may invest up to 25% of its net assets (measured at the time of investment) in securities of companies headquartered in foreign countries. The Fund does not expect to purchase or sell foreign currencies to hedge against declines in the U.S. dollar or to lock in the value of any foreign securities that it purchases.	Although the Fund normally focuses on securities of U.S. companies, it may invest up to 25% of its net assets (measured at the time of investment) in securities of companies headquartered in foreign countries. The Fund does not expect to purchase or sell foreign currencies to hedge against declines in the U.S. dollar or to lock in the value of any foreign securities that it purchases.

Overall, Low-Priced Stock and Micro-Cap are similar to one another in that they:

•	have the same investment objective (i.e., long-term growth of capital);

•	use a bottom-up, core investment approach;

•	invest a substantial portion of their respective assets in the equity securities of U.S. issuers

•	are generally broadly diversified in terms of number of holdings (i.e., Low-Priced Stock had 120 holdings and Micro-Cap had 143 holdings as of December 31, 2018);

•	have the same portfolio managers (i.e., James P. Stoeffel and Brendan J. Hartman);

•	are subject to the same restrictions on their respective investments in foreign securities; and

•	do not expect to engage in hedging transactions to protect against declines in the U.S. dollar or to lock in the value of their foreign security holdings.

23

The investment policies of Low-Priced Stock and Micro-Cap do, however, differ from one another in certain ways. Pursuant to its investment policies, Low-Priced Stock must normally invest at least 80% of its net assets in “low-priced” equity securities. Royce defines “low-priced” as those companies whose average cost per share in Low-Priced Stock’s portfolio is less than $25. Micro-Cap, on the other hand, is not subject to any requirements regarding the average cost per share of its portfolio investments. In addition, the investment policies of Low-Priced Stock require at least 65% of the low-priced securities in which it invests be issued by small- and micro-cap companies (i.e., those with stock market capitalizations up to $3 billion) at the time of investment. Micro-Cap, on the other hand, must normally invest at least 80% of its net assets in equity securities of micro-cap companies (i.e., those with stock market capitalizations up to $1 billion) under its investment policies. As a result of the potential difference in market cap focus permitted by their respective investment policies, the Funds have different benchmark indexes (i.e., the Russell 2000 Index is the benchmark index for Low-Priced Stock while the Russell Microcap Index is the primary benchmark index for Micro-Cap). Summary market capitalization data with respect to the actual holdings of Low-Priced Stock and Micro-Cap as of December 31, 2018 is provided immediately below under the sub-heading “Market Cap Focus”.

Principal Investment Risks. Overall, Low-Priced Stock and Micro-Cap are subject to similar principal investment risks due to their bottom-up, core investment approaches and their focus on U.S. equity securities.

Principal Investment Risks	Royce Low-Priced Stock Fund	Royce Micro-Cap Fund
Market Risk. As with any mutual fund that invests in common stocks, the Fund is subject to market risk—the possibility that common stock prices will decline over short or extended periods of time. As a result, the value of your investment in the Fund will fluctuate, sometimes sharply and unpredictably, and you could lose money over short or long periods of time.

Royce’s estimate of a company’s current worth also may prove to be inaccurate, or this estimate may not be recognized by other investors, which could lead to portfolio losses. Securities in the Fund’s portfolio may not increase as much as the market as a whole and some securities may continue to be undervalued for long periods of time. Investments in the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.	Yes	Yes

Risks of Investing in Smaller-Company Securities. The prices of securities with smaller market capitalizations are generally more volatile than those of larger-cap securities. In addition, because these securities tend to have significantly lower trading volumes than larger-cap securities, the Fund may have difficulty selling holdings or may only be able to sell holdings at prices substantially lower than what Royce believes they are worth. Such companies may also have limited markets, financial resources or product lines, may lack management depth, and may be more vulnerable to adverse business or market developments. Therefore, the Fund may involve considerably more risk of loss and its returns may differ significantly from funds investing in larger-cap companies or other asset classes.	Yes*	Yes*

Investment in a Limited Number of Issuers. The Fund’s investment in a limited number of issuers may involve more risk to investors than a more broadly diversified portfolio of because it may be more susceptible to any single corporate, economic, political, regulatory, or market event.	No	No

Industry and Sector Overweights. The Fund’s potential industry and sector overweights may involve more risk to investors than a more broadly diversified portfolio of securities because it may be more susceptible to any single corporate, economic, political, regulatory, or market event.	Yes	Yes

Foreign Securities Risk. In addition to general market risk, foreign securities may be subject to different risks than investments in U.S. securities, including adverse political, social, economic, or other developments that are unique to a particular country or region. Prices of foreign securities in particular countries or regions may, at times, move in a different direction and/or be more volatile than those of U.S. securities. The Fund’s investments are usually denominated in or tied to the currencies of the countries in which they are primarily traded. Because the Fund does not intend to hedge its foreign currency exposure, the U.S. dollar value of the Fund’s investments may be harmed by declines in the value of foreign currencies in relation to the U.S. dollar. This may occur even if the value of the investment in the currency’s home country has not declined.	Yes	Yes

24

* The prices of equity securities of companies with stock market capitalizations up to $1 billion are generally more volatile than those of equity securities of companies with stock market capitalizations between $1 billion and $3 billion. As a result, an investment in Micro-Cap may involve more risk of loss and its returns may differ from Low-Priced Stock to the extent Micro-Cap invests, relative to Low-Priced Stock, a greater portion of its assets in the equity securities of companies with stock market capitalizations up to $1 billion while Low-Priced Stock invests, relative to Micro-Cap, a greater portion of its assets in the equity securities of companies with stock market capitalizations between $1 billion and $3 billion. Summary market capitalization data with respect to the actual holdings of Low-Priced Stock and Micro-Cap as of December 31, 2018 is provided immediately below under the sub-heading “Market Cap Focus”.

Market Cap Focus. Despite the potential differences in market cap focus permitted by their respective investment policies, Low-Priced Stock and Micro-Cap had comparable geometric average market capitalizations (i.e., approximately $453 million for Low-Priced Stock and approximately $401 million for Micro-Cap) as of December 31, 2018. Geometric average market capitalizations use each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median. In addition, Low-Priced Stock and Micro-Cap allocated similar portions of their respective investment portfolios to the same market cap ranges as of such date as set forth in the table below:

Market Cap Range	Percentage of Low-Priced Stock Net Assets	Percentage of Micro-Cap Net Assets
Less than $1 billion	81.3%	85.5%
Greater than $1 billion but less than $2 billion	15.2%	12.3%
Greater than $2 billion but less than $3 billion	3.5%	2.2%
Greater than $3 billion	0%	0%

In light of the similarities outlined above and the similar market cap focus of the Funds’ actual holdings as of December 31, 2018, Royce believes that shareholders of Low-Priced Stock could benefit from Micro-Cap’s broader investment mandate through completion of the Reorganization.

Fundamental Investment Restrictions and Operating Policies. The fundamental investment restrictions and operating policies of Low-Priced Stock and Micro-Cap are substantially identical. Neither Fund’s fundamental investment restrictions may be changed without the approval of the Board and a “majority of the outstanding voting securities” of the relevant Fund, which is defined in the 1940 Act as the lesser of: (i) 67% or more of the shares of the Fund present at a shareholders’ meeting, if the holders of more than 50% of the outstanding shares of such Fund are present or represented by proxy at such meeting; or (ii) more than 50% of the outstanding shares of the Fund. Operating policies, on the other hand, may be changed by the Board without shareholder approval.

Pursuant to their operating policies, Low-Priced Stock and Micro-Cap also may invest without limit in short-term fixed income securities for temporary defensive purposes. If either Fund should implement such a temporary investment policy, such policy would be inconsistent with its investment goal and the Fund may not achieve its investment goal while that policy is in effect. In addition, Low-Priced Stock and Micro-Cap also may invest in short-term fixed income securities in order to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions under their operating policies.

25

Investment Performance of Low-Priced Stock
The following performance information provides an indication of the risks of investing in Low-Priced Stock. Past performance does not indicate how Low-Priced Stock will perform in the future. The Calendar Year Total Returns chart shows performance year by year over the last ten years (Investment Class used for illustrative purposes—returns differ by Class). The Annualized Total Returns table shows how the average annual total returns of Low-Priced Stock for various periods compare with those of the Russell 2000 Index, the Fund’s benchmark index. The Service Class has higher expenses than the Investment Class. If the Service Class’s expenses had been reflected, returns for that Class would have been lower than those of the Investment Class.
During the period shown in the bar chart, the highest return for a calendar quarter was 26.83% (quarter ended 6/30/09) and the lowest return for a calendar quarter was -23.24% (quarter ended 9/30/11).

The table also presents the impact of taxes on the returns of Low-Priced Stock (Investment Class again used for illustrative purposes; after tax returns differ by Class and would have been lower for the Service Class). In calculating these figures, it was assumed that the shareholder was in the highest federal income tax bracket in effect at the time of each distribution of income or capital gains. The impact of state or local income taxes was not considered. Your after-tax returns depend on your tax situation, so they may differ from the returns shown. This information does not apply if your investment is in an individual retirement account (IRA), a 401(k) plan, or is otherwise tax deferred, because such accounts are subject to income taxes only upon distribution. Current month-end performance information may be obtained at www.roycefunds.com or by calling Investor Services at 1-800-221-4268.

Annualized Total Returns As of 12/31/18 (%)
	1 YEAR	5 YEAR	10 YEAR
Investment Class
Return Before Taxes	-9.04	0.23	7.63
Return After Taxes on Distributions	-12.83	-3.10	5.20
Return After Taxes on Distributions and Sale of Fund Shares	-2.46	0.12	6.29
Service Class
Return Before Taxes	-9.31	-0.01	7.36
Russell 2000 Index (Reflects no deductions for fees, expenses, or taxes)	-11.01	4.41	11.97

26

Investment Performance of Micro-Cap
 The following performance information provides an indication of the risks of investing in Micro-Cap. Past performance does not indicate how Micro-Cap will perform in the future. The Calendar Year Total Returns chart shows performance year by year over the last ten years (Investment Class used for illustrative purposes—returns differ by Class). The Annualized Total Returns table shows how the average annual total returns of Micro-Cap for various periods compare with those of the Russell Microcap Index, the Fund’s primary benchmark index, and the Russell 2000 Index, the Fund’s secondary benchmark index. The Service Class has higher expenses than the Investment Class. If the Service Class’s expenses had been reflected, returns for that Class would have been lower than those of the Investment Class.

During the period shown in the bar chart, the highest return for a calendar quarter was 30.69% (quarter ended 6/30/09) and the lowest return for a calendar quarter was -22.12% (quarter ended 9/30/11).

The table also presents the impact of taxes on the returns of Micro-Cap (Investment Class again used for illustrative purposes; after tax returns differ by Class and would have been lower for the Service Class). In calculating these figures, it was assumed that the shareholder was in the highest federal income tax bracket in effect at the time of each distribution of income or capital gains. The impact of state or local income taxes was not considered. Your after-tax returns depend on your tax situation, so they may differ from the returns shown. This information does not apply if your investment is in an individual retirement account (IRA), a 401(k) plan, or is otherwise tax deferred, because such accounts are subject to income taxes only upon distribution. Current month-end performance information may be obtained at www.roycefunds.com or by calling Investor Services at 1-800-221-4268.

Annualized Total Returns As of 12/31/18 (%)
	1 YEAR	5 YEAR	10 YEAR
Investment Class
Return Before Taxes	-8.94	-0.91	8.34
Return After Taxes on Distributions	-11.49	-3.29	6.56
Return After Taxes on Distributions and Sale of Fund Shares	-3.32	-0.69	6.86
Service Class[1]
Return Before Taxes	-9.01	-1.02	8.20
Russell Microcap Index (Reflects no deductions for fees, expenses, or taxes)	-13.08	3.08	11.71
Russell 2000 Index (Reflects no deductions for fees, expenses, or taxes)	-11.01	4.41	11.97
[1] Certain immaterial adjustments were made to the net assets of Micro-Cap at 12/31/17 for financial reporting purposes, and as a result the calendar year total returns based on those net asset values differ from the adjusted net values and calendar year total returns reported in the Financial Highlights.

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Management of Low-Priced Stock and Micro-Cap

Investment Adviser. Royce & Associates, LP is the investment adviser for Low-Priced Stock and Micro-Cap and is responsible for the management of their respective assets. Royce has been investing in smaller-company securities with a value approach for more than 40 years. Its offices are located at 745 Fifth Avenue, New York, NY 10151.

Portfolio Managers for Low-Priced Stock, Micro-Cap, and Combined Fund. James P. Stoeffel is Low-Priced Stock’s portfolio manager, assisted by Portfolio Manager Brendan J. Hartman. Mr. Stoeffel was previously assistant portfolio manager (2013-2014) for Low-Priced Stock. Mr. Hartman became assistant portfolio manager for Low-Priced Stock in 2016. Mr. Stoeffel is also Micro-Cap’s lead portfolio manager, with Mr. Hartman managing the Fund with him. Mr. Stoeffel previously co-managed Micro-Cap (2015). Mr. Hartman was previously assistant portfolio manager (2013-2015) for Micro-Cap. An assistant portfolio manager may have investment discretion over a portion of the Fund’s portfolio, subject to supervision by the Fund’s portfolio manager(s). It is currently expected that such Portfolio Managers for Micro-Cap will continue in their respective roles for the Combined Fund assuming completion of the Reorganization. Additional information about the compensation of the Funds’ portfolio managers, other accounts managed by such portfolio managers, and the portfolio managers’ ownership of securities in the Funds and any other series of the Trust they manage is included in the SAI.

Investment Advisory Services Provided to Low-Priced Stock, Micro-Cap, and Combined Fund by Royce. Royce receives advisory fees monthly as compensation for its services to Low-Priced Stock and Micro-Cap. The annual rates of these fees, before any waiver or expense reimbursements to cap the expense ratios for certain Fund share classes at specified levels as shown in this Prospectus/Proxy Statement under the heading “Fees and Expenses for Royce Low-Priced Stock Fund Shareholders,” are set forth in the table below. As noted elsewhere in this Prospectus/Proxy Statement, the contractual investment advisory fee for Micro-Cap will be reduced to be equal to that of Low-Priced Stock upon completion of the Reorganization. The annual rate of such fee for the Combined Fund is also

Royce Low-Priced Stock Fund	Royce Micro-Cap Fund	Combined Fund*
1.00% of the first $2,000,000,000 0.95% of the next $1,000,000,000 0.90% of the next $1,000,000,000 0.85% of any additional average net assets	1.25% of the first $2,000,000,000 1.20% of the next $1,000,000,000 1.15% of the next $1,000,000,000 1.10% of any additional average net assets	1.00% of the first $2,000,000,000 0.95% of the next $1,000,000,000 0.90% of the next $1,000,000,000 0.85% of any additional average net assets
* Assumes completion of the Reorganization.

Other Service Providers for Low-Priced Stock, Micro-Cap, and Combined Fund. Royce Fund Services, LLC serves as the distributor for the shares of Low-Priced Stock and Micro-Cap. State Street Bank and Trust Company is the custodian of the securities, cash, and other assets of each of the Funds. DST Asset Manager Solutions, Inc. serves as the transfer agent for Low-Priced Stock and Micro-Cap. It is currently expected that such firms will continue in their respective roles for the Combined Fund assuming completion of the Reorganization.

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Financial Highlights for Low-Priced Stock and Micro-Cap
This table is intended to help you understand the financial performance for the past five years of the Investment Class and Service Class shares of each of Low-Priced Stock and Micro-Cap. The table reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the relevant Fund (assuming reinvestment of all distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Fund’s financial statements, is included in the Annual Report, which is available at www.roycefunds.com or upon request.

												Ratio of Expenses to Average Net Assets

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments and Foreign Currency	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers, Expense Reimbursements and Balance Credits	Prior to Fee Waivers and Expense Reimbursements	Net of Fee Waivers and Expense Reimbursements	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Royce Low-Priced Stock Fund–Investment Class
2018	$8.49	$(0.02)	$(0.70)	$(0.72)	$–	$(1.40)	$(1.40)	$–	$6.37	(9.04)%	$46,430	1.32%	1.31%	1.24%	(0.27)%	58%

2017	8.26	(0.00)	0.80	0.80	(0.02)	(0.55)	(0.57)	–	8.49	9.86	52,912	1.30	1.30	1.24	0.12	26

2016	7.77	0.04	1.24	1.28	(0.06)	(0.73)	(0.79)	–	8.26	16.42	22,852	1.31	1.31	1.24	0.39	34

2015	9.46	0.00	(0.97)	(0.97)	–	(0.72)	(0.72)	–	7.77	(10.21)	28,732	1.28	1.28	1.24	0.03	53

2014	13.60	0.06	(0.58)	(0.52)	(0.01)	(3.61)	(3.62)	–	9.46	(3.15)	50,371	1.25	1.25	1.24	0.46	29

Royce Low-Priced Stock Fund–Service Class
2018	$8.46	$(0.04)	$(0.70)	$(0.74)	$–	$(1.39)	$(1.39)	$–	$6.33	(9.31)%	$155,596	1.53%	1.53%	1.49%	(0.49)%	58%

2017	8.23	(0.01)	0.79	0.78	–	(0.55)	(0.55)	–	8.46	9.67	209,369	1.52	1.52	1.49	(0.13)	26

2016	7.75	0.02	1.23	1.25	(0.04)	(0.73)	(0.77)	–	8.23	16.09	281,873	1.52	1.52	1.49	0.14	34

2015	9.46	(0.02)	(0.97)	(0.99)	–	(0.72)	(0.72)	–	7.75	(10.42)	316,475	1.49	1.49	1.47	(0.20)	53

2014	13.62	0.03	(0.58)	(0.55)	–	(3.61)	(3.61)	–	9.46	(3.37)	520,905	1.55	1.55	1.49	0.21	29

Royce Micro-Cap Fund–Investment Class
2018	$11.64	$(0.05)	$(0.94)	$(0.99)	$–	$(1.30)	$(1.30)	$–	$9.35	(8.94)%	$117,040	1.50%	1.50%	1.49%	(0.43)%	24%

2017	11.92	(0.03)	0.66	0.63	(0.01)	(0.90)	(0.91)	–	11.64	5.43	166,935	1.51	1.51	1.49	(0.28)	26

2016	11.09	0.01	2.18	2.19	(0.06)	(1.30)	(1.36)	–	11.92	19.74	192,731	1.48	1.48	1.48	0.03	38

2015	14.47	0.02	(1.96)	(1.94)	–	(1.44)	(1.44)	–	11.09	(13.32)	219,272	1.51	1.51	1.51	0.15	41

2014	16.68	(0.08)	(0.65)	(0.73)	–	(1.48)	(1.48)	–	14.47	(4.13)	414,120	1.52	1.52	1.52	(0.49)	18

Royce Micro-Cap Fund–Service Class
2018	$11.41	$(0.07)	$(0.91)	$(0.98)	$–	$(1.28)	$(1.28)	$–	$9.15	(9.09)%	$8,053	1.90%	1.89%	1.61%	(0.56)%	24%

2017	11.69	(0.05)	0.65	0.60	–	(0.88)	(0.88)	–	11.41	5.32	13,880	1.86	1.86	1.61	(0.40)	26

2016	10.90	(0.01)	2.15	2.14	(0.05)	(1.30)	(1.35)	–	11.69	19.59	17,343	1.83	1.83	1.61	(0.11)	38

2015	14.26	0.00	(1.92)	(1.92)	–	(1.44)	(1.44)	–	10.90	(13.37)	20,538	1.80	1.80	1.63	0.01	41

2014	16.48	(0.10)	(0.65)	(0.75)	–	(1.48)	(1.48)	0.01	14.26	(4.24)	38,645	1.77	1.77	1.66	(0.63)	18

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ADDITIONAL INFORMATION ABOUT THE FUNDS

How to Purchase and Sell Fund Shares
 The minimum initial investments for Investment Class and Service Class shares of the Funds purchased directly from the Trust are set forth in the table below.

ACCOUNT TYPE	MINIMUM
Regular Account	$2,000
IRA	$1,000
Automatic Investment or Direct Deposit Plan Accounts	$1,000
401(k) Accounts	None

The minimum for subsequent investments is $50, regardless of account type.

You may sell shares in your account at any time and make requests online, by telephone, and by mail. You may also purchase or sell Fund shares through a third party, such as a discount or full-service broker-dealer, bank, or other financial intermediary.

Tax Information
 Each Fund intends to make distributions that are expected to be taxable to you as ordinary income or capital gains unless your investment is in an individual retirement account (IRA), a 401(k) plan, or is otherwise tax deferred. Please see the information in this section under the sub-heading “Dividends, Distributions, and Taxes” for more details.

Financial Intermediary Compensation
 If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Distribution Arrangements
 RFS distributes the Funds’ shares pursuant to the terms of its distribution agreements with the Funds. The Trust has adopted a distribution plan for the Service Class shares for each Fund under Rule 12b-1 under the 1940 Act. Under this plan and the distribution agreements, the Service Class is obligated to pay a fee to RFS of up to 0.25% per year of its average net assets. RFS uses the Rule 12b-1 fee for Service Class primarily to cover sales-related and account maintenance costs and to pay service and other fees to broker-dealers that introduce investors to Service Class shares of the Funds. Because these fees are paid out of the applicable Fund’s assets that are attributable to the Service Class on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Neither the distribution plan nor the distribution agreements currently provide for any suspension or reduction of the 0.25% fee payable by the Service Class of any Fund if such Class closes to new investors.

If you purchase Fund shares through a third party, such as a discount or full-service broker-dealer, bank, or other financial intermediary, or through a firm that provides recordkeeping and other shareholder services to employee benefit plans (“Retirement Plan Recordkeepers”), the shares may be held in the name of that party on the Fund’s books. RFS and/or Royce may compensate broker-dealers, Retirement Plan Recordkeepers, and other financial intermediaries that introduce investors to the Fund, provide the opportunity to distribute the Fund through their sales personnel, provide access to their sales personnel and branch offices, and/or provide certain administrative services to their customers who own Fund shares. These payments are sometimes referred to as “revenue sharing.” In addition, the Board has authorized the Funds to compensate such third parties to the extent the Board has determined that any of the services which these parties render to a Fund are non-distribution-related shareholder services, including recordkeeping and account maintenance services.

Payments to third parties (each, a “financial intermediary”) may: (i) be substantial to any given financial intermediary, (ii) be more or less than the payments received by a financial intermediary with respect to other mutual funds, and (iii) exceed the costs and expenses incurred by the financial intermediary for any servicing activities in respect of the Funds. Revenue sharing arrangements are separately negotiated between Royce and/or its affiliates and the financial intermediaries receiving these payments.

Revenue sharing and shareholder servicing payments may influence financial intermediaries to recommend or sell a Fund over other mutual funds. You may ask your financial intermediary about these differing interests and how the financial intermediary and its employees and associated persons are compensated for administering your Fund investment. Revenue-sharing and shareholder servicing payments may benefit Royce to the extent that the payments result in more assets, on which fees are charged by Royce, being invested in a Fund.

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Additional Information About Purchasing Shares
 If you purchase Fund shares through a third party, such as a discount or full-service broker-dealer, bank, or other financial intermediary, or through Retirement Plan Recordkeepers, share class eligibility, investment minimums, commissions, fees, policies and procedures may differ from those described in this Prospectus/Proxy Statement. Such third parties may initiate an exchange Fund shares of one class held by you for shares of another class of that Fund in order to ensure compliance with such eligibility requirements, policies, and procedures. For example, such an exchange may be initiated by a third party (and not by a Fund or RFS) in the event Fund shares come to be held in connection with different type of program (e.g., investment advisory vs. brokerage) offered by such third party. Such exchanges would be effected solely on the basis of the relative net asset values of the respective shares to be exchanged without the imposition of any sales charges by the Fund or RFS. The class of shares received by you in such an exchange may be subject to higher fees and expenses than the class of shares held by you immediately prior to such exchange.

The Trust reserves the right both to suspend the offering of any Fund’s shares to new investors and to reject any specific purchase request. The Funds do not offer their shares for sale outside of the United States.

The Trust reserves the right to reinvest the proceeds from any dividends from net investment income, distributions from net realized capital gains, or redemptions of shares which a shareholder has chosen to receive by check if the check remains uncashed for more than 180 days. No interest will accrue on the amount of such uncashed checks, which will be reinvested in additional shares of the applicable Fund at the net asset value per share at the time of the reinvestment. If a shareholder has chosen to receive distributions in cash and a check remains uncashed for more than 180 days, subsequent dividends and distributions may be reinvested automatically in additional shares of the applicable Fund. In addition, a shareholder’s participation in an automatic withdrawal plan may be terminated if a check remains uncashed. These policies may be waived for closed accounts as well as for certain retirement or other qualified plans.

Additional Information About Redeeming Shares
 You may redeem shares in your account at any time. The Funds, however, are intended primarily for long-term investment purposes and are not intended to provide a means of speculating on short-term market movements. Please see the information in this section under the sub-heading “Frequent Trading of Fund Shares” for more details.

Early Redemption Fee on Investment Class and Service Class Shares
 In order to discourage short-term trading, the Trust assesses an early redemption fee of 1% on redemptions of the Investment and Service Classes of shares of any Fund that you held for less than 30 days. Each fee is payable to the relevant Fund out of the proceeds otherwise payable to you.

The “first-in, first-out” method is used to determine the holding period by comparing the date of the redemption with the earliest dates of the share purchases in an account. For accounts registered on the books of the Funds’ transfer agent, the anniversary day of an account transaction determines the 30-day holding period, so that if you purchased a Fund’s shares on March 30, 2019, these shares would be subject to the fee if you were to redeem them prior to May 2, 2019.

You will incur no fee on shares that you acquire through distribution reinvestment. The redemption fee will apply to shares that you exchange into another series of the Trust. The following types of shareholders and accounts are exempt from the early redemption fee: participants in Automatic Investment or Withdrawal Plans, retirement plans, certain pre-approved group investment plans and charitable organizations, and omnibus or similar account customers of certain pre-approved broker-dealers and other institutions.

Other Redemption Information
 The Funds will normally make redemptions in cash for shareholders who hold shares that are registered in their own name. Each Fund typically expects to send (via check, wire, or ACH) redemption payments to such shareholders within two business days after the transfer agent’s receipt of a redemption request in Good Order (as defined below). For accounts held through financial intermediaries, the length of time that a Fund typically expects to pay redemption proceeds depends, in part, on the terms of the agreement in place between the financial intermediary and the Fund. For redemption proceeds for intermediary-held accounts that are paid either directly to you from a Fund or to your financial intermediary for transmittal to you, the Fund typically expects to make payments by wire, by ACH, or by issuing a check on the next business day following receipt of a redemption request in Good Order. Redemption requests that are processed through investment professionals that utilize the National Securities Clearing Corporation will generally settle one to three business days following receipt of a redemption request in Good Order. The financial intermediary, if applicable, is responsible for transmitting redemption proceeds to shareholders. Under certain circumstances and when deemed to be in the best interest of a Fund, redemption proceeds may take up to seven calendar days to be sent after receipt of a redemption request in Good Order. In addition, with respect to investors redeeming shares that were purchased by check or through ACH, redemption proceeds may not be sent until payment for the entire purchase is collected, which may take up to 15 calendar days.

The Funds typically expect to satisfy redemption requests either by using available cash (or cash equivalents) or by selling portfolio securities. The Funds may use other methods to satisfy redemption requests, including using a line of credit or participating in an interfund lending program in reliance on exemptive relief from the SEC. These methods may be used during both normal and stressed market conditions.

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In addition to paying redemption proceeds in cash, the Trust reserves the right to satisfy a shareholder’s redemption request under certain circumstances by effecting a redemption-in-kind through a pro rata distribution of a Fund’s portfolio securities (allowing for adjustments to prevent distributions of restricted shares, fractional shares and odd-lot numbers of shares). Redemption-in-kind proceeds will typically be made by delivering the selected securities to the redeeming shareholder within seven days after the receipt of a redemption request in Good Order. For these purposes, such securities will be valued at the same value assigned to them in calculating a Fund’s net asset value per share. If a Fund pays redemption proceeds by transferring portfolio securities in-kind to you, you may pay transaction costs to dispose of the securities, incur adverse tax consequences in connection with any such disposal, and receive less for them than the price at which they were valued for purposes of redemption.

The Trust reserves the right to involuntarily redeem Fund shares in any account that falls below the minimum initial investment due to redemptions by the shareholder. If at any time the balance in an account does not have a value at least equal to the minimum initial investment, you may be notified that the value of your account is below a Fund’s minimum account balance requirement. You would have 60 days to increase your account balance before the account is closed. Proceeds would be paid promptly to the shareholder.

The Trust also may suspend redemption privileges or postpone payment for the Funds beyond seven days (1) for any period (A) during which the NYSE is closed other than customary weekend and holiday closings or (B) during which trading on the NYSE is restricted; (2) for any period during which an emergency exists as a result of which (A) disposal by a Fund of securities owned by it is not reasonably practicable or (B) it is not reasonably practicable for a Fund fairly to determine the value of its net assets; or (3) for such other periods as the SEC may by order permit for the protection of the Fund’s shareholders. The Trust also reserves the right to revise or suspend the exchange privilege at any time.

Frequent Trading of Fund Shares
 Large and frequent short-term trades in a Fund’s shares increase the administrative costs associated with processing its shareholder transactions. This kind of trading may also potentially interfere with the efficient management of a Fund’s portfolio and increase the costs associated with trading its portfolio securities. In addition, under certain circumstances frequent trading may dilute the returns earned on shares held by a Fund’s other shareholders.

The Board has determined that the Funds are not designed to serve as vehicles for frequent trading in response to short-term fluctuations in the securities markets, and has therefore adopted a policy intended to discourage shareholders from trading that could be detrimental to long-term shareholders of the Funds (the “Policy”).

The Policy provides that the Funds will monitor shareholder trading activity and will seek to restrict a shareholder’s trading privileges in a Fund if that shareholder is found to have engaged in multiple “Round Trip” transactions. A “Round Trip” is defined as a purchase (including subscriptions and exchanges) into a Fund either preceded or followed by a sale (including redemptions and exchanges) of the same or a similar number of shares out of the Fund within 30 days of the purchase. The Funds will make inquiries or take action against any such shareholder whose trading appears inconsistent with the Policy. Purchases and sales of Fund shares made through an automatic investment plan or systematic withdrawal plan or initiated by a third party to ensure compliance with its eligibility requirements, policies, and procedures are not considered when determining Round Trips. In addition, as described above, the Funds impose a redemption fee on certain short-term redemptions to discourage frequent trading.

The Funds may reject any purchase or exchange order by any investor for any reason, including orders the Funds believe are made by short-term investors. In particular, under the Policy, the Funds reserve the right to restrict or reject purchases of shares (including exchanges) without prior notice whenever they detect a pattern of excessive trading.

With respect to accounts where shareholder transactions are processed, or records are kept, by third-party intermediaries, the Funds use reasonable efforts to monitor such accounts to detect suspicious trading patterns. Transactions placed through the same financial intermediary or omnibus account may be deemed part of a group for this purpose and therefore be rejected. For any account that is so identified, the Funds will make further inquiries and take any other necessary actions to enforce the Policy against the shareholder(s) trading through this account and, if necessary, the third-party intermediary maintaining this account. However, the Funds may not be able to determine that a specific order, especially an order made through an omnibus, retirement plan, or similar account, is short term or excessive and whether it may be disruptive to the Funds. There is no assurance, therefore, that the Funds will reject all such orders. The Funds do not have any arrangements with any investor or financial intermediary to permit frequent purchases and redemptions of their shares. The Funds may accept undertakings from intermediaries to enforce frequent trading policies on behalf of the Funds that provide a substantially similar level of protection against excessive trading.

Although the Funds will monitor shareholder transactions for certain patterns of excessive trading activity, there can be no assurance that all such trading activity can be identified, prevented, or terminated.

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Net Asset Value Per Share
 Net asset value per share (“NAV”) is calculated by dividing the value of a Fund’s net assets by the number of its outstanding shares. Each Fund’s investments are valued based on market value or, if market quotations are not readily available, at their fair value as determined in good faith under procedures established by the Board. In certain cases, market value may be determined using information provided by a pricing service approved by the Board. Valuing securities at their fair values involves greater reliance on judgment than valuation of securities based on readily available market quotations. When using fair value methods to price securities, the Funds may value those securities higher or lower than another fund using not readily available market quotations or its own fair value methods to price the same securities. There can be no assurance that the Funds could obtain the fair value price assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value. Because trading hours for certain non-U.S. securities end before the close of the NYSE (generally 4 p.m. Eastern time), closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If an issuer-specific event has occurred during this time that, in Royce’s judgment, is likely to have affected the closing price of a security, it may fair value the security. The Funds use an independent pricing service to provide fair value estimates for relevant non-U.S. equity securities on days when the U.S. market volatility exceeds a certain threshold. This pricing service uses proprietary correlations it has developed between the movement of prices of non-U.S. equity securities and indices of U.S.-traded securities, futures contracts, and other indications to estimate the fair value of relevant non-U.S. securities. The Funds value their non-U.S. securities in U.S. dollars on the basis of foreign currency exchange rates provided to the Funds by their custodian, State Street Bank and Trust Company. When fair value pricing is employed, the price of securities used by a Fund may differ from quotes or published prices for the same security. Certain bonds and other fixed income securities may be valued by reference to other securities with comparable ratings, interest rates, and maturities, using established independent pricing services. Investments in money market funds are valued at net asset value per share.

The date on which your purchase, redemption, or exchange of shares is processed is the trade date, and the price used for the transaction is based on the next calculation of net asset value after the order is processed. The NAV for each Class of a Fund is calculated as of the close of regular trading on the NYSE (generally 4 p.m. Eastern time) and is determined every day that the NYSE is open. Securities in each Fund’s portfolio that primarily trade on a foreign exchange may change in value on a day that the NYSE is closed and the Fund’s shareholders are not able to redeem shares in the Fund. If the Fund, its transfer agent, or any other authorized agent receives your trade order by the close of regular trading on the NYSE, your order will receive that day’s NAV. If your order is received after the close of regular trading, it will receive the next business day’s NAV. If you place your order through a financial intermediary rather than with the Fund or its transfer agent directly, the financial intermediary is responsible for transmitting your order to the Fund’s transfer agent in a timely manner.

Portfolio Disclosure Policy
 A description of the Funds’ policy and procedures with respect to the disclosure of its portfolio securities holdings is available in the SAI and at on The Royce Funds’ website, www.roycefunds.com. The Funds’ complete portfolio holdings are also available on The Royce Funds’ website approximately 15 to 20 days after each calendar month end and remain available until the next month’s holdings are posted. The Funds’ portfolio holdings are also available on Form N-Q, which is filed with the SEC within 60 days of the end of the Funds’ first and third quarters and can be obtained at www.sec.gov.

Reports
 The Trust mails shareholder reports semiannually and, to reduce expenses, may mail only one copy to shareholders with the same last name and sharing the same address. Directly registered shareholders can choose to receive separate report copies for accounts registered to different members of the same household by calling Investor Services at 1-800-221-4268. Please allow 30 days for your request to be processed. Shareholders may also elect to receive these reports electronically. Please go to www.roycefunds.com/edelivery for more details.

Dividends, Distributions, and Taxes
 Each Fund pays any dividends from its net investment income and makes any distributions from its net realized capital gains annually in December.

Unless you choose otherwise, dividends and distributions will be reinvested automatically in additional shares of the applicable Fund. Unless your account is an IRA or is otherwise exempt from taxation, dividends and distributions will be taxable to you whether paid in cash or reinvested in additional shares. The tax character of distributions (as ordinary income or capital gain) is determined at the Fund level and is not related to how long you have owned a Fund’s shares. Long-term capital gains and qualifying dividends received by a Fund (generally dividends received from taxable domestic corporations and certain foreign corporations) are eligible for taxation at a reduced rate that applies to non-corporate shareholders. To the extent a Fund makes any distributions derived from long-term capital gains and qualifying dividends, such distributions will generally be eligible for taxation to non-corporate shareholders at the reduced rate, provided (in the case of qualifying dividends) that certain holding period and other requirements are met.

Selling or exchanging shares is a taxable event, and you may realize a taxable gain or loss. Each Fund will report the proceeds of your redemption(s) to you. The tax consequences of a redemption depend on your cost basis and holding period, so you should retain all account statements for use in determining the tax consequences of redemptions. In addition, each Fund is generally required by law to

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provide you and the IRS with cost basis information on the redemption or exchange of any of your shares in a Fund purchased on or after January 1, 2012 (including any shares that you acquire through reinvestment of distributions).

If you redeem shares of a Fund held for six months or less, and you received a capital gain distribution from the Fund during the time you held the shares, you will be required to treat any loss on the redemption as a long-term capital loss up to the amount of the distribution.

You should carefully consider the tax implications of purchasing shares shortly before a distribution. At the time of purchase, a Fund’s net asset value may include undistributed income or capital gains. When the Fund subsequently distributes these amounts, they are taxable to you, even though the distribution is economically a return of part of your investment.

In certain circumstances, you may be subject to back-up withholding taxes on distributions to you from a Fund if you fail to provide the Fund with your correct Social Security Number or other taxpayer identification number, or to make required certifications, or if you have been notified by the IRS that you are subject to back-up withholding.

A 3.8% Medicare contribution tax is imposed on the net investment income (which includes interest, dividends, and capital gains) of U.S. individuals with income exceeding $200,000 or $250,000 if married filing jointly, and of certain trusts and estates.

Always consult a tax advisor with questions about federal, state, or local tax consequences. Please see the SAI for additional U.S. federal income tax information.

Customer Identification Program
 To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. The Trust has appointed an anti-money laundering compliance officer. When you open a new account to buy shares of a Fund, the Trust or your financial intermediary may ask for your name, address, date of birth, Social Security or Taxpayer Identification Number, and other information that will allow the Trust to identify you. If the Trust or your financial intermediary is unable to adequately verify your identity within the time frames set forth in the law, your account may not be opened or your shares may be automatically redeemed. If the net asset value per share has decreased since your purchase, you will lose money as a result of this automatic redemption. If you need help completing your account application for direct investment in a Fund, please call Investor Services at 1-800-221-4268.

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ADDITIONAL VOTING INFORMATION

General
 Under the NYSE rules that govern brokers who have record ownership of Low-Priced Stock shares that are held in “street name” for their customers (i.e., the beneficial owners of such Low-Priced Stock shares), brokers have the discretion to vote such shares on routine matters, but do not have the discretion to vote such shares on non-routine matters. With respect to Proposal No. 1, it is not expected that brokers will be permitted to vote any Low-Priced Stock shares in their discretion.

Inspectors and Judges of Voting
 Shareholders vote at the Meeting by casting ballots (in person or by proxy), which votes will be tabulated by one or two persons who were appointed by the Board before the Meeting to serve as Inspectors and Judges of Voting at the Meeting and who have executed an Inspectors and Judges Oath.

Quorum
 A quorum of shareholders is necessary to hold a valid meeting of shareholders of Low-Priced Stock. Under the Bylaws of the Trust, a quorum will exist if shareholders entitled to vote more than 50% of the issued and outstanding shares of Low-Priced Stock on the Record Date are present at the Meeting in person or by proxy. In determining whether a quorum is present at the Meeting, the Inspectors and Judges of Voting will count Low-Priced Stock shares represented by proxies that reflect abstentions, “broker non-votes,” and the withholding of authority to vote as shares that are present and entitled to vote at the Meeting. “Broker non-votes” are, with respect to Proposal No. 1, Low-Priced Stock shares held by brokers or nominees as to which (i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how such shares will be voted, but for which a broker or nominee returns the proxy card without actually voting on Proposal No. 1. Low-Priced Stock may request that selected brokers or nominees return proxies in respect of Low-Priced Stock shares for which the broker or nominee does not have discretionary voting power or for which voting instructions have not been received to the extent necessary to obtain a quorum at the Meeting. Thus, Low-Priced Stock shares represented by proxies that reflect abstentions, “broker non-votes,” and the withholding of authority to vote will be counted in determining (i) whether a quorum is present at the Meeting and (ii) the total number of Low-Priced Stock shares present at the Meeting.

Required Vote
 Approval of the Plan requires the affirmative vote of a majority of the outstanding voting securities of Low-Priced Stock, which is defined in the 1940 Act as the lesser of: (i) 67% or more of the shares of Low-Priced Stock present at the Meeting, if the holders of more than 50% of the outstanding shares of Low-Priced Stock are present or represented by proxy at the Meeting; or (ii) more than 50% of the outstanding shares of Low-Priced Stock. Low-Priced Stock shares represented by proxies that reflect abstentions, “broker non-votes,” and the withholding of authority to vote will have the same effect as a vote against Proposal No. 1 at the Meeting as well as a vote against any adjournment of the Meeting.

In accordance with the provisions of agreements governing certain Individual Retirement Accounts holding shares of Low-Priced Stock, the applicable custodian may vote all unvoted Low-Priced Stock shares held in such accounts in the same proportion as shares of Low-Priced Stock for which voting instructions are timely received (i.e., for the Proposal, against the Proposal, or abstain) by Low-Priced Stock or its agent.

Adjournment of Meeting
 In the event that sufficient votes in favor of the proposal are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of such Meeting to permit further solicitation of proxies for such proposal. Any such adjournment will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal and will vote against any such adjournment those proxies required to be voted against such proposal.

Affiliated Broker-Dealer
 Royce Fund Services, LLC, a Delaware limited liability company and wholly-owned subsidiary of Royce, is the distributor of each Fund. RFS’s principal office is located at 745 Fifth Avenue, New York, New York 10151.

Information Concerning Royce
 Royce, a Delaware limited partnership, is the investment adviser for each of Low-Priced Stock and Micro-Cap and a subsidiary of Legg Mason, Inc. (“Legg Mason”), 100 International Drive, Baltimore, MD 21202. Legg Mason owns a diversified group of global asset managers and is listed on the NYSE (symbol: LM). Royce is registered as an investment adviser under the Investment Advisers Act of 1940. Royce has been investing in smaller-company securities with a value approach for more than 40 years. Its offices are located at 745 Fifth Avenue, New York, New York 10151.

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Shareholder Proposals
 The Trust is not required, and does not currently intend, to hold annual shareholder meetings for either Fund. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting must send their written proposal to the Trust a reasonable time before the Board’s solicitation relating to such meeting is to be made. Any shareholder who wishes to bring any proposal at any subsequent shareholder meeting without including such proposal in the Trust’s proxy statement relating to the meeting also must send his or her written proposal to the Trust a reasonable time before the Board’s solicitation relating to such meeting is to be made. Written proposals should be sent to the Secretary of the Trust, 745 Fifth Avenue, New York, New York 10151.

Shareholder proposals that are submitted in a timely manner will not necessarily be included in the Trust’s proxy materials. Inclusion of such proposals is subject to limitations under the federal securities laws.

Proxy Delivery
 If you and another shareholder share the same address, the Trust may send only one proxy statement unless you or the other shareholder(s) request otherwise. Call or write to the Trust if you wish to receive a separate copy of the proxy statement, and the Trust will promptly mail a copy to you. You may also call or write to the Trust if you wish to receive a separate proxy in the future, or if you are receiving multiple copies now, and wish to receive a single copy in the future. For such requests, call 1-800-221-4268, or write the Trust at 745 Fifth Avenue, New York, New York 10151.

RECORD DATE SHARES OUTSTANDING AND PRINCIPAL HOLDERS OF SHARES

Record Date Shares Outstanding
 As of the Record Date, Low-Priced Stock and Micro-Cap had outstanding the number of shares of each share class as indicated in the table immediately below. Each Low-Priced Stock share is entitled to one vote for each full share and a fractional vote for each fractional share at the Meeting.

Fund and Share Class	Number of Shares Outstanding
Royce Low-Priced Stock Fund
Investment
Service
Consultant*	None

Royce Micro-Cap Fund
Investment
Service
Consultant
* No Consultant Class shares of Micro-Cap will be issued in connection with the Reorganization.

Information About Share Ownership
 The persons known to the Trust to be beneficial owners or owners of record of 5% or more of the shares of each Class of Low-Priced Stock as of the Record Date are listed in the table immediately below.

Class	Investor	Number of Shares	Type of Ownership	Percentage of Outstanding Shares
Service				%
Investment				%

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The persons known to the Trust to be beneficial owners or owners of record of 5% or more of the shares of each Class of Micro-Cap as of the Record Date are listed in the table immediately below.

Class	Investor	Number of Shares	Type of Ownership	Percentage of Outstanding Shares
Service				%
Investment				%
Consultant

As of the Record Date, the Trustees and officers of the Trust (15 individuals) owned, in the aggregate, the approximate percentages of the relevant share classes of Low-Priced Stock and Micro-Cap.

Trustee and Officer Ownership of Certain Share Classes of Royce Low-Priced Stock Fund and Royce Micro-Cap Fund
Fund	Share Class	Aggregate Ownership Percentage

As of the Record Date, the Trustees and officers of the Trust (15 individuals) owned, in the aggregate, less than 1% of the outstanding other share classes of Low-Priced Stock and Micro-Cap.

ADDITIONAL INFORMATION FOR DIRECT SHAREHOLDERS

Services and Policies
 This section describes the shareholder services available to direct shareholders of the Investment and Service Classes of the Funds. It also provides important policy information regarding Royce Fund accounts.

If you purchase Fund shares through a third-party intermediary, such as a mutual fund supermarket, broker-dealer, bank, or other financial intermediary, account minimums, fees, policies, and procedures may differ from those described in this Guide. Fund shares purchased through a third-party intermediary may be held in the name of that party on the Fund’s books. Royce Fund Services, LLC, the distributor of Fund shares, Royce & Associates, LP, the Funds’ investment adviser, and/or the Funds may pay fees to broker-dealers, financial intermediaries, and other service providers that introduce investors to the Funds and/or provide certain administrative services to its customers who own Fund shares. DST Asset Manager Solutions, Inc. (“DST AMS”) serves as the Funds’ transfer agent. State Street Bank and Trust Company is the custodian for securities, cash, and other assets of the Funds.

For information and policies on Individual Retirement Account (IRA), please refer also to the booklet that deals separately with them, as many services offered in this guide are not available for those types of accounts. You must use separate applications and other forms to open these accounts. Please call Investor Services at 1-800-221-4268 or visit www.roycefunds.com to obtain these materials.

Account Information
 The Funds pay their own management fees and other operating expenses as outlined in this Prospectus/Proxy Statement.

Please mail all account-related correspondence, including Account Applications, subsequent investments, and written requests for redemption—

by regular mail to:
The Royce Funds
c/o DST AMS
PO Box 219012
Kansas City, MO 64121-9012

by registered mail or overnight courier to:
 The Royce Funds
c/o DST AMS
330 West 9th Street
Kansas City, MO 64105

How to Open an Account
 You may open an account online at www.roycefunds.com, by mail, or through a financial intermediary. Once you are a direct Royce Fund shareholder (that is, you opened your account directly through The Royce Funds and not through a financial intermediary), you can also open additional accounts online.

Online
 You can set up an account online by visiting www.roycefunds.com and clicking on the Shareholder Login tab.

You can also download a Prospectus and Account Application from www.roycefunds.com.

Online account access also allows you to manage your account online once you have registered (see “Managing Your Account Online” below for more details).

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By Mail
 Complete and sign the enclosed Account Application. Make your check payable to The Royce Fund and mail it, together with your Application, to The Royce Funds, c/o DST AMS (see mailing addresses above).

Special Notice To Non-U.S. Investors
 The Funds do not offer their shares for sale outside of the United States. The Funds mail prospectuses and other information to U.S. addresses only and can accept new account requests from U.S. addresses only.

Managing Your Account Online
 Online access allows you to open new accounts directly online and gives you the ability to manage your account(s) online. To access, or register for, online services go to www.roycefunds.com. First-time users need to register for the services by creating a Username and Password. Once registered, you can login with your unique Username. You then have the ability to:
1.	Check your most recent account value
2.	Sign up for eDelivery to have Prospectuses, Financial Reports, semiannual account statements, transaction confirmation statements, duplicate confirmation statements, and tax forms e-mailed to you.
3.	Review your recent account history, including distributions
4.	Change your address (a redemption restriction of 30 days applies)
5.	Make subsequent purchases ($50 minimum)
6.	Exchange between funds
7.	Redeem fund shares ($50,000 maximum)
8.	Establish an Automatic Investment Plan
9.	View average cost and tax summary information

Bank information must be established on your account prior to purchasing shares.

About Online Security
 Your Username and Password allow you to login and access portfolio information. Both your Username and Password are encrypted when you login to access your account.

Royce uses industry best practices to ensure the confidentiality and safety of your information and transactions. Shareholders who wish to sign up for account access must have a secure web browser that uses Secure Sockets Layer (SSL) technology with 128-bit encryption. This helps to keep your use of account access confidential.

Your Username and Password are Encrypted
When you login, your Username and Password are both encrypted. Although you will not see an “https” address or the lock symbol at the bottom of your browser window until you have logged in, we assure you that your personal information is secure as it is accepted by our transfer agent’s secure server.

Three Wrong Passwords and You’re Out
 We have limited to 3 the number of times that a user can enter an incorrect Password in order to deter unauthorized users. Once your Password has been entered incorrectly 3 times, you will be locked out of the system. To re-establish access, you need to telephone Shareholder Services at (800) 841-1180, Monday through Friday, 9 a.m. to 6 p.m. Eastern time.

Also, if there is no activity for 15 minutes, you will be automatically logged off the system. If you leave your computer unattended, this time-out feature helps to prevent an unauthorized user from accessing the account(s).

How to Purchase Additional Shares
 You may purchase additional Fund shares online, by telephone, and by mail.

Online
 Once you have registered to access your account online, you can purchase Fund shares after logging in. Funds are debited from your bank checking account through ACH. ($50 minimum—bank information must be established on your account before purchasing shares.)

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By Telephone
To pay using the Automated Clearing House (ACH):
 By establishing the Expedited Purchase option on your Account Application, a telephone call allows you to have funds automatically debited from your bank checking account through ACH. Call Shareholder Services at (800) 841-1180 between 9 a.m. and 5 p.m. Eastern time or call our automated Royce Infoline at (800) 78-ROYCE at any time to buy additional Fund shares ($50 minimum). If your purchase request is received after the market closes (generally 4 p.m. Eastern time), it will receive the next business day’s NAV.

To pay by bank wire:
 Payments for wire purchases ($500 minimum) must be received by the close of regular trading on the NYSE (generally 4 p.m. Eastern time).

Wiring instructions are:
 State Street Bank and Trust Co., Inc.
ABA # 011000028
Credit DDA # 9904-712-8
Name of Royce Fund–Share Class
Account Number
Account Name

By Mail
 Make your check—$50 minimum—payable to The Royce Fund. Fill out the amount of your purchase on the investment form found at the bottom of your latest statement. If you do not have a form, simply write the name of the Fund and Share Class in which you are investing and your account number clearly on the check. Mail to The Royce Funds, c/o DST AMS (see above for mailing addresses).

Please note that the Funds do not accept third-party checks, “starter” checks, or money orders for initial or subsequent purchases.

Convenient Methods of Making Regular, Automatic Expedited Purchases
 Select the following services on your Account Application or, if you have an existing Royce Funds account, call Investor Services at 1-800-221-4268 for an enrollment form or download one at www.roycefunds.com. You may also establish these services online.

Automatic Investment Plan
 You can make regular purchases to your Royce Fund account directly from your bank account through ACH on a monthly or quarterly basis on the date you select ($50 minimum).

Direct Deposit Payroll Deduction Plan
You can make investments from your payroll or government check into your Royce Fund account each payment or pay period. Your employer must have direct deposit through ACH available for employees. You may cancel the option by giving written notice to your employer or government agency, as appropriate. The Fund is not responsible for the efficiency of the employer or government agency making the payment or of any financial institution transmitting payments. To sign up, you need to complete an Authorization for Direct Deposit form, which you can download by going to the Fund Literature page on www.roycefunds.com, clicking on How to Invest at the foot of the page, and clicking Applications & Special Forms or by calling Investor Services at 1-800-221-4268.

Important Information about Purchases
•
If your check or wire does not clear, or if the Funds or their transfer agent do not receive payment for any telephone or online purchase, the transaction will be cancelled and you will be responsible for any loss that the Fund incurs. If you are already a shareholder, the Fund can redeem shares from any identically registered Royce Fund account as reimbursement for any loss.

•	The Funds do not accept third-party checks, “starter” checks, or money orders for initial or subsequent purchases.
•
In order to avoid lengthy processing delays caused by clearing foreign checks, the Funds will only accept a foreign check that has been drawn in U.S. dollars and has been issued by a foreign bank with a U.S. correspondent bank.

•	The Funds reserve the right both to suspend the offering of Fund shares to new investors and to reject any specific purchase request.
•	You may have your bank account information taken from your initial investment check. Otherwise, you must include a voided check with your Account Application for Expedited Purchases and Redemptions. It can take up to three weeks to establish these services; you will receive confirmation of their activation by mail.

Important Information about Telephone and Online Transactions
 Neither the Funds nor their transfer agent will be liable for following instructions reasonably believed to be genuine that are received by telephone or made online. The transfer agent uses certain procedures designed to confirm that instructions are genuine. Procedures may include requiring some form of personal identification prior to acting on the instructions, such as providing written confirmation of the transaction and/or recording incoming calls. If the Funds or their transfer agent do not follow such procedures, then they may be liable for any losses due to unauthorized or fraudulent transactions.

How to Sell Shares
 You may sell shares in your account at any time and make requests online, by telephone, and by mail. DST AMS will generally send the proceeds within two business days of receiving the request.

Redemptions from Royce-sponsored retirement plan accounts—IRA—and from accounts for which share certificates are outstanding must be made in writing.

Certain other redemption requests must be made in writing and also require a medallion guarantee of the signature(s) of the shareholder(s). These include redemption requests for $50,000 or more, for a payee(s) other than the shareholder(s), or for proceeds to be sent to an address other than the address of record.

Online
 Once you have registered to access your account at www.roycefunds.com, login, and click the Fund you want to sell, and select Redeem from the Account Actions dropdown menu. Proceeds may be sent by check, by bank wire, or through ACH.

39

By Telephone
 For any amount less than $50,000, you may call Shareholder Services at (800) 841-1180 between 9 a.m. and 5 p.m. Eastern time or call the automated Royce Infoline at (800) 78-ROYCE at any time and DST AMS will mail a check to the address of record on the account. If your redemption request is received after the market closes (generally 4 p.m. Eastern time), it will receive the next business day’s NAV. You may also establish the Expedited Redemption option, which allows you to have proceeds sent to your bank by wire—usually credited within one business day—and/or by ACH—usually credited within two business days.

By Mail
 Mail your letter to The Royce Funds, c/o DST AMS (see above mailing addresses). Written requests must be in Good Order, meaning that the request meets the Fund’s legal and processing requirements.

All written requests to sell shares must contain at least the following to be in Good Order:
•	The name(s) and signature(s) of each shareholder named in the account registration with medallion guarantee(s) if required
•	The Fund name and account number
•	The dollar or share amount you want to sell
•	The address to which you want proceeds sent
•	Certificates, if you are holding any

In addition:
•	Trusts and Corporate Retirement Plan Accounts require a letter of instruction signed by the trustee(s) named in the account registration. Redemptions involving third parties, trustees not named in the account registration, successor trustees, or other situations require additional documentation. Please call Shareholder Services at (800) 841-1180 with any questions.
•	Corporate Accounts require a letter of instruction signed by an officer of the corporation and a certified copy of a Corporate Resolution that authorizes the assigning officer to effect transactions. The same party cannot certify the Corporate Resolution and sign the letter of instruction.
•	Partnership/Sole Proprietorship Accounts require a letter of instruction signed by the general partner(s)/sole proprietor named in the account registration.
•	Nominee Accounts require a medallion-guaranteed letter of instruction signed by a general partner or a nominee facsimile stamp.

40

•
Transfer on Death Accounts require a medallion-guaranteed letter of instruction signed by the beneficiary(ies) named in the account registration, a certified copy of the deceased shareholder’s Death Certificate, a tax waiver if required by the deceased’s former state of residence, and an affidavit signed by the beneficiary(ies) that states: “Under penalty of perjury, I/we swear that there are no known disputes as to the persons entitled to a distribution under the nonprobate transfer or the amounts to be distributed to each person and no known claims that would affect the distribution requested.”

•
Administrators/executors of shareholder estates must provide a medallion-guaranteed letter of instruction, certified copy of Letters Testamentary, which authorize the signing party to act on behalf of the deceased shareholder and, if required by the deceased’s state of former residence, a certified tax waiver.

If you have any questions about how to ensure that your written redemption request is in Good Order, please call Shareholder Services at (800) 841-1180, or contact us at www.roycefunds.com.

Automatic Withdrawal Plan
 This option allows you to automatically redeem shares from your Fund account and have the proceeds transferred directly to your bank account through ACH on a monthly, quarterly, or annual basis generally on the 15th day of the month. You must have at least $25,000 in a Fund account to be eligible for this feature.

Important Information About Redemptions
•	Telephone and online redemptions will not be permitted for 30 days after a change in the address of record.
•
If you are redeeming shares recently purchased by check or through ACH, proceeds may not be sent until payment for the purchase is collected, which may take up to 15 calendar days. Otherwise, redemption proceeds must be sent to you within seven days of receipt of your request in Good Order.

•
If you have difficulty making a redemption by telephone or online, you may want to make your redemption request by regular or express mail (See “How to Sell Shares: By Mail” above for processing information). The Funds reserve the right to revise or terminate telephone or online account access redemption privileges at any time.

•
Each Fund may suspend redemption privileges or postpone payment beyond seven days (1) for any period (A) during which the NYSE is closed other than customary weekend and holiday closings or (B) during which trading on the NYSE is restricted; (2) for any period during which an emergency exists as a result of which (A) disposal by the Funds of securities owned by them is not reasonably practicable or (B) it is not reasonably practicable for the Funds fairly to determine the value of their respective net assets; or (3) for such other periods as the SEC may by order permit for the protection of the Funds’ shareholders.

•
Each Fund will normally make redemptions in cash, but reserves the right to satisfy a redemption request under certain circumstances by effecting a redemption-in-kind through a pro rata distribution of the Fund’s portfolio securities (allowing for adjustments to prevent distributions of restricted shares, fractional shares and odd-lot numbers of shares).

How to Exchange Shares
 You may make exchanges between the series of the Trust in the same class, as well as between Funds in the Investment and Service Classes. However, you must meet a Fund Class’s minimum initial investment when you open an account by exchange.

You may make exchanges online, by telephone, and by mail. An exchange involves a purchase and a redemption; therefore you may realize a taxable gain or loss. Also, exchanges are subject to the Funds’ early redemption fee and are permitted only if both the registration and the Social Security or Taxpayer Identification Number of the two accounts are identical. You may make an exchange only for shares of a class or series offered for sale in your state of residence. The Trust reserves the right to revise or suspend the exchange privilege at any time.

How to Transfer Ownership
 You may transfer the ownership of any of your Fund shares to another person by writing to The Royce Funds, c/o DST AMS.

As with selling shares, your request must be in Good Order (see “How To Sell Shares” above for information regarding Good Order). Please call Shareholder Services at (800) 841-1180 for instructions.

41

Statements and Reports
•	A confirmation statement is sent to you, electronically or by mail, each time there is a transaction in your account. You can also review your recent account history once you have registered for online account access.
•	Year-to-date account statements are sent semiannually.
•
The Trust mails shareholder reports semiannually and, to reduce expenses, may mail only one copy to shareholders with the same last name and sharing the same address. Directly registered shareholders can choose to receive separate report copies for accounts registered to different members of the same household by calling Investor Services at 1-800-221-4268. Please allow 30 days for your request to be processed. Shareholders may also elect to receive these reports via eDelivery. Please go to www.roycefunds.com for more details.

Minimum Account Balance
 Due to the relatively high cost of maintaining low-balance accounts, the Trust reserves the right to redeem shares in the account of any Fund if the account falls below the minimum initial investment because of redemptions by the shareholder.

The Trust may notify you if, due to redemption(s), the balance in your account is less than the appropriate minimum initial investment, or if you discontinue an Automatic Investment Plan before your account reaches the $2,000 minimum initial investment. You would then have 60 days to increase your balance before the Fund would close your account.

In each of the cases described above, the relevant Fund would promptly pay redemption proceeds to the shareholder.

*  *  *
If you have any questions about the material in this section, please call Investor Services at 1-800-221-4268, or visit our website at www.roycefunds.com.

OTHER BUSINESS

While the Meeting has been called to transact any business that may properly come before it, the only matters which the Trustees intend to present are the matters stated in the Notice of Special Meeting. However, if any additional matter properly comes before the Meeting and on all matters incidental to the conduct of such Meeting, it is the intention of the persons named in the enclosed proxy to vote the proxy in accordance with their judgment on such matters.

By order of the Board of Trustees of The Royce Fund

John E. Denneen,
Secretary

Please fill in, date and sign the proxy card and return it in the accompanying postage-paid envelope. You may also provide your voting instructions via telephone or the internet by following the instructions on the proxy card. Please take advantage of these prompt and efficient voting options.

Dated: April [__], 2019

42

APPENDIX A

PLAN OF REORGANIZATION OF THE ROYCE FUND

This Plan of Reorganization of The Royce Fund (this “Plan”), a Delaware statutory trust having its principal place of business at 745 Fifth Avenue, New York, New York 10151 (“TRF”), on behalf of the acquiring fund listed in Schedule A to this Plan (the “Acquiring Fund”) and the target fund listed in Schedule A to this Plan (the “Target Fund”), is made as of this 28th day of February, 2019. Together, the Target Fund and the Acquiring Fund are referred to herein as the “Funds.”

The reorganization will consist of: (i) the transfer of substantially all of the assets of the Target Fund to the Acquiring Fund, in exchange for the assumption by the Acquiring Fund of substantially all of the liabilities of the Target Fund and Investment Class and Service Class shares of the Acquiring Fund (collectively, “Acquiring Fund Shares”) having an aggregate net asset value equal to the value of the assets of the Target Fund acquired by the Acquiring Fund reduced by the value of the liabilities of the Target Fund assumed by the Acquiring Fund; (ii) the distribution of Acquiring Fund Shares to the shareholders of the Target Fund according to their respective interests in complete liquidation of the Target Fund; and (iii) the termination of the Target Fund as soon as practicable after the Closing (as defined in Section 3 hereof), all upon and subject to the terms and conditions of this Plan.

The Plan is intended to be and is adopted as a plan of reorganization within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the “Code”).

In order to consummate the transactions contemplated by this Plan, the following actions shall be taken by TRF on behalf of the Acquiring Fund and the Target Fund, as applicable:

1. Acquisition of Assets, Assumption of Liabilities, Issuance of Acquiring Fund Shares, and Liquidation and Termination of Target Fund.

(a) Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Target Fund agrees to convey, transfer, and deliver substantially all of the assets of the Target Fund to the Acquiring Fund free and clear of all liens, encumbrances, and claims whatsoever. In exchange, the Acquiring Fund agrees: (i) to deliver to the Target Fund the number of full and fractional Acquiring Fund Shares, determined by dividing: (1) the aggregate value of the Target Fund’s assets with respect to each class of the Target Fund, net of substantially all of the liabilities of the Target Fund with respect to each class of the Target Fund, computed in the manner and as of the time and date set forth in Section 2 hereof, by (2) the net asset value of one share of the corresponding class of the Acquiring Fund, computed in the manner and as of the time and date set forth in Section 2 hereof; and (ii) to assume substantially all of the liabilities of the Target Fund with respect to each class of the Target Fund. Such transactions shall take place at the Closing (as defined in Section 3 hereof). For the purposes of this Agreement, the Investment Class shares of the Target Fund correspond to the Investment Class shares of the Acquiring Fund and the Service Class shares of the Target Fund correspond to the Service Class shares of the Acquiring Fund. The term “Acquiring Fund Shares” should be read to include each such class of shares of the Acquiring Fund unless the context otherwise requires.

(b) The assets of the Target Fund to be acquired by the Acquiring Fund shall consist of all property owned by the Target Fund, including, without limitation, all cash, securities, commodities, interests in futures and other financial instruments, claims (whether absolute or contingent, known, or unknown), receivables (including dividends, interest, principal, subscriptions and other receivables), goodwill and other intangible property, all books and records belonging to the Target Fund, any deferred or prepaid expenses shown as an asset on the books of the Target Fund as of the Valuation Time (as defined in Section 2(a) hereof), and all interests, rights, privileges and powers, other than cash in an amount necessary to pay dividends and distributions as provided in Section 8(d) hereof and other than the Target Fund’s rights under this Plan. All liabilities, expenses, costs, charges and reserves of the Target Fund, to the extent that they exist at or after the Valuation Time, shall after the Valuation Time, attach to the Acquiring Fund and may be enforced against the Acquiring Fund to the same extent as if the same had been incurred by the Acquiring Fund.

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Appendix A

(c) Immediately following the Closing, the Target Fund shall, in complete liquidation of the Target Fund, distribute pro rata to its shareholders of record as of the Valuation Time all of the Acquiring Fund Shares received by the Target Fund pursuant to this Section 1 and shall thereafter terminate. Such liquidation and distribution shall be accomplished by the establishment of accounts on the share records of TRF relating to the Acquiring Fund and noting in such accounts the amounts of Acquiring Fund Shares that former Target Fund shareholders are due based on their respective holdings of the Target Fund as of the Valuation Time. Fractional Acquiring Fund Shares shall be carried to the normal and customary decimal place for such shares. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with the transactions contemplated by this Plan.

2. Valuation.

(a) The value of the assets of the Target Fund to be acquired by the Acquiring Fund hereunder shall be the value of such assets as of the close of regular trading on the New York Stock Exchange on the business day immediately prior to the Closing Date (the “Valuation Time”), using TRF’s then-current valuation procedures.

(b) Full Acquiring Fund Shares, and to the extent necessary, fractional Acquiring Fund Shares, of an aggregate net asset value equal to the value of the assets of the Target Fund acquired by the Acquiring Fund reduced by the amount of the liabilities of the Target Fund assumed by the Acquiring Fund, shall be issued by the Acquiring Fund in exchange for its acquisition of such assets from the Target Fund and its assumption of such liabilities of the Target Fund. The net asset value per share of an Investment Class share of the Acquiring Fund and a Service Class share of the Acquiring Fund as contemplated under Section 1(a) of this Plan shall be computed as of the Valuation Time, using TRF’s then-current valuation procedures.

3. Closing and Closing Date.

The consummation of the transactions contemplated hereby shall take place at the Closing (the “Closing”). The date of the Closing shall be June 14, 2019, or such other date as determined in writing by TRF’s officers (the “Closing Date”). Unless otherwise provided in writing, all acts taking place at the Closing shall be deemed to take place as of 10:00 a.m. on the Closing Date. The Closing shall take place at the principal office of TRF. TRF, on behalf of the Target Fund, shall have provided for delivery as of the Closing of substantially all of the assets of the Target Fund to the account of the Acquiring Fund at the Acquiring Fund’s custodian. Also, TRF, on behalf of the Target Fund, shall produce at the Closing a list of names and addresses of the shareholders of record of the Target Fund and the number of full and fractional shares owned by each such shareholder, all as of the Valuation Time, certified by its transfer agent or by its President to the best of its or his or her knowledge and belief. TRF, on behalf of the Acquiring Fund, shall issue and deliver to the Secretary of TRF a confirmation evidencing the Acquiring Fund Shares to be credited to the Target Fund’s account on the Closing Date, or shall provide evidence satisfactory to the Target Fund that the Acquiring Fund Shares have been registered in an account on the books of the Acquiring Fund in such manner as TRF, on behalf of Target Fund, may request.

4. Transfer Taxes

Any transfer taxes payable upon the issuance of the Acquiring Fund Shares in a name other than the registered holder of the Target Fund shares on the books of the Target Fund as of that time shall, as a condition of such transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

5. Representations and Warranties by TRF on behalf of the Target Fund.

TRF makes the following representations and warranties about the Target Fund:

(a) The Target Fund is a series of TRF, a statutory trust organized under the laws of the State of Delaware and validly existing and in good standing under the laws of that jurisdiction. TRF is duly registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company and all of the shares of Target Fund sold were sold pursuant to an effective registration statement filed under the Securities Act of 1933, as amended (the “1933 Act”).

(b) TRF on behalf of the Target Fund is authorized to issue an unlimited number of the Target Fund shares, each outstanding share of which is fully paid, non-assessable, freely transferable and has full voting rights.

(c) The financial statements appearing in TRF’s Annual Report to Shareholders in respect of the Target Fund for the fiscal year ended December 31, 2018, audited by Pricewaterhouse Coopers LLP, fairly present the financial position of the Target Fund as of such date and the results of its operations for the periods indicated in conformity with generally accepted accounting principles applied on a consistent basis.

A-2

Appendix A

(d) TRF has the necessary power and authority to conduct the Target Fund’s business as such business is now being conducted.

(e) TRF on behalf of the Target Fund is not a party to or obligated under any provision of TRF’s Trust Instrument, or any contract or any other commitment or obligation, and is not subject to any order or decree, that would be violated by its execution of or performance under this Plan.

(f) The Target Fund does not have any unamortized or unpaid organizational fees or expenses.

(g) The Target Fund has elected to qualify and has qualified as a “regulated investment company” (a “RIC”) under Subchapter M of the Code, as of and since its first taxable year; has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; qualifies and will continue to qualify as a RIC under the Code for its taxable year through the Closing Date and liquidation; and has satisfied, and intends to satisfy, the distribution requirements imposed by the Code for each of its taxable years.

(h) The Target Fund, or its agents, (i) holds a valid Form W-8BEN, Certificate of Foreign Status of Beneficial Owner for United States Withholding and Reporting (Individuals), a valid Form W-8BEN-E, Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding and Reporting (Entities) (or other appropriate series of Form W-8, as the case may be), or Form W-9, Request for Taxpayer Identification Number and Certification, for each Target Fund shareholder of record, which Form W-8 or Form W-9 can be associated with reportable payments made by the Target Fund to such shareholder, and/or (ii) has otherwise timely instituted the appropriate nonresident alien or foreign corporation or backup withholding procedures with respect to such shareholder as provided by Sections 1441, 1442, 1471 and 3406 of the Code.

(i) At the Closing, the Target Fund will have good and marketable title to all of the securities and other assets shown on the statement of assets and liabilities referred to below, free and clear of all liens or encumbrances of any nature whatsoever, except such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially adversely affect title thereto.

(j) Except as may be disclosed in TRF’s then-current prospectus, there is no material suit, judicial action, or legal or administrative proceeding pending or threatened against the Target Fund.

(k) There are no known actual or proposed deficiency assessments with respect to any taxes payable by the Target Fund.

(l) The execution, delivery, and performance of this Plan have been duly authorized by all necessary actions of TRF’s Board of Trustees, and this Plan constitutes a valid and binding obligation enforceable in accordance with its terms.

6. Representations and Warranties by TRF on behalf of the Acquiring Fund.

TRF makes the following representations and warranties about the Acquiring Fund:

(a) The Acquiring Fund is a series of TRF, a statutory trust organized under the laws of the State of Delaware validly existing and in good standing under the laws of that jurisdiction. TRF is duly registered under the 1940 Act as an open-end, management investment company and all of the Acquiring Fund Shares sold have been sold pursuant to an effective registration statement filed under the 1933 Act.

(b) TRF on behalf of the Acquiring Fund is authorized to issue an unlimited number of the Acquiring Fund shares, each outstanding share of which is fully paid, non-assessable, freely transferable and has full voting rights.

(c) The financial statements appearing in TRF’s Annual Report to Shareholders in respect of the Acquiring Fund for the fiscal year ended December 31, 2018, audited by Pricewaterhouse Coopers LLP, fairly present the financial position of the Acquiring Fund as of such date and the results of its operations for the periods indicated in conformity with generally accepted accounting principles applied on a consistent basis.

(d) TRF has the necessary power and authority to conduct the Acquiring Fund’s business as such business is now being conducted.

(e) TRF on behalf of the Acquiring Fund is not a party to or obligated under any provision of TRF’s Trust Instrument, or any contract or any other commitment or obligation, and is not subject to any order or decree, that would be violated by its execution of or performance under this Plan.

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Appendix A

(f) The Acquiring Fund has elected to qualify and has qualified as a RIC as of and since its first taxable year; has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; qualifies and will continue to qualify as a RIC under the Code through the Closing Date and expects to continue to so qualify thereafter; and has satisfied the distribution requirements imposed by the Code for each of its taxable years and expects to continue to satisfy them.

(g) The statement of assets and liabilities to be created by TRF for the Acquiring Fund as of the Valuation Time for the purpose of determining the number of Acquiring Fund Shares to be issued pursuant to this Plan will accurately reflect the assets in the case of the Target Fund and the net asset value in the case of the Acquiring Fund, and outstanding shares, as of such date, in conformity with generally accepted accounting principles applied on a consistent basis.

(h) At the Closing, the Acquiring Fund will have good and marketable title to all of the securities and other assets shown on the statement of assets and liabilities referred to above, free and clear of all liens or encumbrances of any nature whatsoever, except such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially affect title thereto.

(i) Except as may be disclosed in TRF’s then-current prospectus, there is no material suit, judicial action, or legal or administrative proceeding pending or threatened against the Acquiring Fund.

(j) There are no known actual or proposed deficiency assessments with respect to any taxes payable by the Acquiring Fund.

(k) The execution, delivery, and performance of this Plan have been duly authorized by all necessary actions of TRF’s Board of Trustees, and this Plan constitutes a valid and binding obligation enforceable in accordance with its terms.

(l) TRF anticipates that consummation of this Plan will not cause the Acquiring Fund to fail to conform to the requirements applicable to RICs under Subchapter M of the Code at the end of the next succeeding tax quarter.

7. Intentions of TRF on behalf of the Funds.

(a) At the Closing, TRF on behalf of the Target Fund, intends to have available a copy of the shareholder ledger accounts, certified by TRF’s transfer agent or its President or a Vice President to the best of its or his or her knowledge and belief, for all the shareholders of record of Target Fund shares as of the Valuation Time who are to become shareholders of the Acquiring Fund as a result of the completion of the transactions contemplated by this Plan.

(b) TRF intends to operate each Fund’s respective business as presently conducted between the date hereof and the Closing.

(c) TRF intends that the Target Fund will not acquire the Acquiring Fund Shares for the purpose of making distributions thereof to anyone other than the Target Fund’s shareholders.

(d) TRF on behalf of the Target Fund intends, if this Plan is consummated, to liquidate and dissolve the Target Fund.

(e) TRF intends that, by the Closing, each Fund’s Federal and other tax returns and reports required by law to be filed on or before such date shall have been filed, and all Federal and other taxes shown as due on said returns shall have either been paid or adequate liability reserves shall have been provided for the payment of such taxes.

(f) TRF intends to mail to each shareholder of the Target Fund entitled to vote at the meeting of its shareholders at which action on this Plan is to be considered, in sufficient time to comply with requirements as to notice thereof, a prospectus/proxy statement that complies in all material respects with the applicable provisions of Section 14(a) of the Securities Exchange Act of 1934, as amended, and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

(g) TRF intends to file with the U.S. Securities and Exchange Commission a registration statement on Form N-14 under the 1933 Act relating to the Acquiring Fund Shares issuable hereunder (the “Registration Statement”), and will use its best efforts to provide that the Registration Statement becomes effective as promptly as practicable. At the time the Registration Statement becomes effective, it will: (i) comply in all material respects with the applicable provisions of the 1933 Act, and the rules and regulations promulgated thereunder; and (ii) not contain any untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. At the time the Registration Statement becomes effective, at the time of the

A-4

Appendix A

shareholders’ meeting of the Target Fund, and at the Closing Date, the prospectus and statement of additional information included in the Registration Statement will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

8. Conditions Precedent to be Fulfilled by TRF on behalf of the Funds.

The consummation of the Plan with respect to the Acquiring Fund and the Target Fund shall be subject to the following conditions:

(a) That: (i) all the representations and warranties contained herein concerning the Funds shall be true and correct as of the Closing with the same effect as though made as of and at such date; (ii) performance of all obligations required by this Plan to be performed by TRF on behalf of the Funds shall occur prior to the Closing; and (iii) TRF shall execute a certificate signed by the President or a Vice President and by the Secretary or equivalent officer to the foregoing effect.

(b) That the form of this Plan shall have been adopted and approved by the appropriate action of the Board of Trustees of TRF on behalf of the Funds.

(c) That the U.S. Securities and Exchange Commission shall not have issued an unfavorable management report under Section 25(b) of the 1940 Act or instituted or threatened to institute any proceeding seeking to enjoin consummation of the Plan under Section 25(c) of the 1940 Act. And, further, that no other legal, administrative or other proceeding shall have been instituted or threatened that would materially affect the financial condition of a Fund or would prohibit the transactions contemplated hereby.

(d) That at or immediately prior to the Closing, the Target Fund shall have declared and paid a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the Target Fund’s shareholders all of such Target Fund’s investment company taxable income for taxable years ending at or prior to the Closing and all of its net capital gain, if any, realized in taxable years ending at or prior to the Closing (after reduction for any capital loss carry-forward).

(e) That there shall be delivered to TRF, on behalf of the Funds, an opinion from Sidley Austin LLP, special U.S. federal income tax counsel to TRF, dated as of the Closing Date, in form and substance satisfactory to TRF, substantially to the effect that:

     • The transactions contemplated by the Plan will qualify as a "reorganization" within the meaning of Section 368(a)(1) of the Code and that the Target Fund and Acquiring Fund will be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

     • No gain or loss will be recognized by the Target Fund upon (i) the transfer of the assets of the Target Fund to the Acquiring Fund in exchange for the assumption by the Acquiring Fund of substantially all of liabilities of the Target Fund and the Acquiring Fund Shares or (ii) the distribution of Acquiring Fund Shares by the Target Fund to its shareholders in exchange for their Target Fund shares, except for any gain or loss that may be required to be recognized solely as a result of the close of the Target Fund's taxable year due to the Reorganization or as a result of the transfer of any stock in a passive foreign investment company as defined in Section 1297(a) of the Code;

     • No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Target Fund solely in exchange for the issuance of Acquiring Fund Shares to the Target Fund and the assumption of substantially all of the liabilities of the Target Fund by the Acquiring Fund;

     • The tax basis of the assets of the Target Fund acquired by the Acquiring Fund will be the same as the tax basis of those assets in the hands of the Target Fund immediately before the transfer, except for certain adjustments that may be required to be made solely as a result of the close of the Target Fund's taxable year due to the Reorganization or as a result of gain recognized on the transfer of certain assets of the Target Fund;

     • The tax holding period of the assets of the Target Fund in the hands of Acquiring Fund will include the Target Fund's tax holding period for those assets, except for any assets which may be marked to market for U.S. federal income tax purposes on the termination of the Target Fund's taxable year or on which gain was recognized on the transfer to the Acquiring Fund;

     • Target Fund shareholders will not recognize any gain or loss upon the exchange of their Target Fund shares solely for Acquiring Fund Shares as part of the Reorganization;

     • The tax basis of Acquiring Fund Shares received by Target Fund shareholders in the Reorganization will be the same as the tax basis of their Target Fund shares surrendered in the exchange; and

     • The tax holding period of Acquiring Fund Shares that Target Fund shareholders receive will include the tax holding period of Target Fund shares surrendered in the exchange, provided that such shareholders held Target Fund shares as capital assets on the date of the exchange.

In giving the opinion set forth above, counsel may state that it is relying on certificates of the officers of TRF with regard to matters of fact.

(f) That there shall be delivered to TRF, on behalf of the Funds, an opinion in form and substance satisfactory to it from Richards, Layton & Finger, to the effect that, subject in all respects to the effects of bankruptcy, insolvency, reorganization, receivership, moratorium, fraudulent conveyance, and other laws now or hereafter affecting generally the enforcement of creditors’ rights and subject to the general principles of equity:

(1) TRF is validly existing in good standing as a statutory trust under the Delaware Statutory Trust Act, 12 Del. C. § 3801, et seq. (the “Act”), and has the trust power and authority under the Trust Instrument, Bylaws and the Act to (i) execute, deliver and perform its obligations under the Plan and (ii) conduct its business as described in the Trust Instrument and Bylaws;

(2) The Acquiring Fund has been duly established as a separate series of TRF under the Trust Instrument and Section 3806(b)(2) of the Act;

(3) The shares of the Acquiring Fund to be issued as provided for by the Plan are duly authorized, and upon issuance will be validly issued, fully paid and non-assessable beneficial interests in the Acquiring Fund;

(4) The execution and delivery of the Plan and the consummation by TRF of the transactions contemplated thereby have been duly authorized by TRF under the Trust Instrument, the Bylaws and the Act;

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Appendix A

(5) Neither the execution, delivery and performance by TRF of the Plan, nor the consummation by TRF of the transactions contemplated thereby, violates (i) the Trust Instrument or Bylaws or (ii) any law, rule or regulation of the State of Delaware applicable to TRF; and

(6) This Plan constitutes a legal, valid and binding agreement of TRF, enforceable against TRF, in accordance with its terms.

In giving the opinion set forth above, Richards, Layton & Finger may state that it is relying on certificates of the officers of TRF with regard to matters of fact and may assume all conditions precedent set forth in this Plan have been satisfied and may include other customary assumptions and qualifications for opinions of this type, including without limitation, customary enforceability assumptions (including the effect of principles of equity, including principles of commercial reasonableness and good faith and fair dealing), that the trustees of TRF have complied with their fiduciary duties in approving this Plan, that the Reorganization is fair in all respects and that the execution and delivery of this Plan by TRF with respect to the Target Fund and the performance of its obligations thereunder are not inconsistent with the 1940 Act or the rules and regulations thereunder. In addition, such counsel need not express an opinion with respect to any provisions of this Plan that purport to obligate TRF to cause other persons or entities to take certain actions or act in a certain way insofar as such provision relates to the actions of such other persons or entities, any provisions of this Plan to the extent that such provisions purport to bind or limit the trustees of TRF in the exercise of their fiduciary duties or to bind parties not a signatory to this Plan.

(g) That the Registration Statement with respect to the Acquiring Fund Shares to be delivered to the Target Fund’s shareholders in accordance with this Plan shall have become effective, and no stop order suspending the effectiveness of the Registration Statement or any amendment or supplement thereto, shall have been issued prior to the Closing Date, or shall be in effect at Closing, and no proceedings for the issuance of such an order shall be pending or threatened on that date.

(h) That the Acquiring Fund Shares to be delivered hereunder shall be eligible for sale by the Acquiring Fund with each state commission or agency with which such eligibility is required in order to permit the Acquiring Fund Shares lawfully to be delivered to each shareholder of the Target Fund.

9. Expenses.

(a) TRF represents and warrants that there are no broker or finders’ fees payable by it in connection with the transactions provided for herein.

(b) All costs incurred in entering into and carrying out the terms and conditions of this Plan, including (without limitation) outside legal counsel and independent registered public accounting firm costs, and costs incurred in connection with the printing and mailing of the relevant combined prospectus and proxy statement and related materials, and with the solicitation and tabulation of vote of Target Fund shareholders, shall be allocated and paid by the Funds as follows: Target Fund (50%) and Acquiring Fund (50%).

(c) Any brokerage or other trading costs incurred by a Fund in connection with buying or selling portfolio securities prior to the Reorganization will be borne by that Fund and its shareholders, while brokerage or other trading costs incurred in connection with buying or selling portfolio securities after the Reorganization will be borne by the Acquiring Fund and its shareholders.

10. Termination; Postponement; Waiver; Order.

(a) Anything contained in this Plan to the contrary notwithstanding, this Plan may be terminated and abandoned at any time (whether before or after approval thereof by the shareholders of an Target Fund) prior to the Closing, or the Closing may be postponed by TRF on behalf of a Fund by resolution of the Board of Trustees of TRF if circumstances develop that, in the opinion of the Board, make proceeding with the Plan inadvisable.

(b) If the transactions contemplated by this Plan have not been consummated by December 31, 2019, the Plan shall automatically terminate on that date, unless a later date is agreed to by the officers of TRF on behalf of the Funds.

(c) In the event of termination of this Plan pursuant to the provisions hereof, the Plan shall become void and have no further effect with respect to the Acquiring Fund or Target Fund, and neither TRF, the Acquiring Fund nor the Target Fund, nor the trustees, officers, agents or shareholders shall have any liability in respect of this Plan.

A-6

Appendix A

(d) At any time prior to the Closing, any of the terms or conditions of this Plan may be waived by the party who is entitled to the benefit thereof by action taken by TRF’s Board of Trustees if, in the judgment of such Board of Trustees, such action or waiver will not have a material adverse affect on the benefits intended under this Plan to its shareholders, on behalf of whom such action is taken.

(e) If any order or orders of the U.S. Securities and Exchange Commission with respect to this Plan shall be issued prior to the Closing and shall impose any terms or conditions that are determined by action of the Board of Trustees of TRF on behalf of the Funds to be acceptable, such terms and conditions shall be binding as if a part of this Plan without further vote or approval of the shareholders of the Target Fund, unless such terms and conditions shall result in a change in the method of computing the number of Acquiring Fund Shares to be issued the Target Fund, in which event, unless such terms and conditions shall have been included in the proxy solicitation material furnished to the shareholders of the Target Fund prior to the meeting at which the transactions contemplated by this Plan shall have been approved, this Plan shall not be consummated and shall terminate, unless TRF on behalf of the Target Fund shall call a special meeting of shareholders at which such conditions so imposed shall be submitted for approval.

11. Entire Plan and Amendments.

This Plan embodies the entire plan of TRF on behalf of the Funds, and there are no agreements, understandings, restrictions, or warranties between the parties other than those set forth or provided for herein. This Plan may be amended in writing only by TRF. Neither this Plan nor any interest herein may be assigned without the prior written consent of TRF on behalf of the Fund corresponding to the Fund making the assignment. For purposes of the Act, this Plan will be deemed part of the governing instrument (as defined in the Act) of TRF.

12. Notices.

Any notice, report, or demand required or permitted by any provision of this Plan shall be in writing and shall be deemed to have been given if delivered or mailed, first class postage prepaid, addressed to TRF at 745 Fifth Avenue, New York, New York 10151, Attention: Secretary.

13. Governing Law.

This Plan shall be governed by and carried out in accordance with the laws of the State of Delaware without regard to its conflict of laws principles.

[Remainder of Page Intentionally Left Blank; Signature Page Follows]

A-7

Appendix A

IN WITNESS WHEREOF, each party has executed this Plan by its duly authorized officers, all as of the date and year first written above.

THE ROYCE FUND
on behalf of the Acquiring Fund listed in Schedule A

/s/ John E. Denneen Attest: John E. Denneen, Secretary	/s/ Christopher D. Clark By: Christopher D. Clark Title: President

THE ROYCE FUND
on behalf of the Target Fund listed in Schedule A

/s/ John E. Denneen Attest: John E. Denneen, Secretary	/s/ Christopher D. Clark By: Christopher D. Clark Title: President

A-8

Appendix A

Schedule A

Target Fund	Acquiring Fund
Royce Low-Priced Stock Fund, a series of The Royce Fund	Royce Micro-Cap Fund, a series of The Royce Fund

A-9

THE ROYCE FUND
745 FIFTH AVENUE
NEW YORK, NEW YORK 10151

April [__], 2019

Dear Shareholders of Royce Micro-Cap Opportunity Fund:

We are sending this information to you because you are a shareholder of Royce Micro-Cap Opportunity Fund (“Micro-Cap Opportunity”). Shareholders of Micro-Cap Opportunity are being invited to vote on the proposed reorganization of that Fund into Royce Opportunity Fund (“Opportunity”). Each of Micro-Cap Opportunity and Opportunity is a series of The Royce Fund (the “Trust”).

For ease of reference and clarity of presentation, we sometimes refer to:

•	the proposed transaction as the “Reorganization”;
•	the fund resulting from the Reorganization as the “Combined Fund”; and
•	Micro-Cap Opportunity and Opportunity together as the “Funds.”

A special meeting of the shareholders of Micro-Cap Opportunity is scheduled for May 28, 2019 (the “Meeting”) to consider and approve the proposed Reorganization. If the Reorganization receives the required shareholder approval and is completed, you will become a shareholder of Opportunity, you will cease to own shares of Micro-Cap Opportunity, and Micro-Cap Opportunity will be liquidated and terminated as a separate series of the Trust. This package contains information about the proposal and includes materials you will need to vote.

Proposed Reorganization of Royce Micro-Cap Opportunity Fund into Royce Opportunity Fund

In order to help shareholders of Micro-Cap Opportunity vote on the proposed Reorganization, below is a short summary of the similarities and differences between Micro-Cap Opportunity and Opportunity and certain other factors to be considered by shareholders of Micro-Cap Opportunity when voting on the Reorganization.

Micro-Cap Opportunity and Opportunity are similar to one another in that they:

•	have the same investment objective;
•	use a bottom-up, value investment approach;
•	invest a substantial portion of their respective assets in the equity securities of U.S. issuers; and
•	are subject to similar investment policies and restrictions.

We further note that William A. Hench is the portfolio manager for each of Micro-Cap Opportunity and Opportunity. Mr. Hench is assisted by Portfolio Managers Robert Kosowsky and Suzanne Franks on both Micro-Cap Opportunity and Opportunity. It is currently expected that Messrs. Hench and Kosowsky and Ms. Franks will continue in their respective roles for Opportunity assuming completion of the Reorganization.

Micro-Cap Opportunity and Opportunity, however, differ from one another in certain ways. For example, the Funds focus on overlapping yet distinct market capitalization segments within the equity securities market. Pursuant to its investment policies, Micro-Cap Opportunity normally invests at least 80% of its net assets in micro-cap companies (i.e., those with stock market capitalizations up to $1 billion). Opportunity, on the other hand, normally focuses on securities of companies with stock market capitalizations up to $3 billion, but may, in certain market environments, invest an equal or greater percentage of its assets in securities of larger-cap companies under its investment policies. As a result of the potential difference in market cap focus permitted by their respective investment policies, the Funds have different benchmark indexes, with the Russell Microcap Index and the Russell 2000 Index serving as the primary and secondary benchmark indexes, respectively, for Micro-Cap Opportunity and the Russell 2000 Index and the Russell 2000 Value Index serving as the primary and secondary benchmark indexes, respectively, for Opportunity. In addition, Opportunity’s geometric average market capitalization as of December 31, 2018 was more than 2 times larger than that of Micro-Cap Opportunity (i.e., approximately $727 million for Opportunity compared to approximately $319 million for Micro-Cap Opportunity).

The Funds are also different from one another in that Micro-Cap Opportunity normally invests in a limited number (generally less than 100) of issuers while Opportunity normally has a more broadly diversified portfolio in terms of number of holdings. As of December 31, 2018, Micro-Cap Opportunity and Opportunity had 82 portfolio holdings and 273 portfolio holdings, respectively.

Finally, the Funds’ investment policies allow Micro-Cap Opportunity to invest a larger percentage of its net assets (measured at the time of investment) in securities of companies headquartered in foreign countries than Opportunity (i.e., 25% foreign securities limit for Micro-Cap Opportunity compared to a 10% foreign securities limit for Opportunity). Notwithstanding its current ability to invest a larger percentage of its net assets in foreign securities than Opportunity, Micro-Cap Opportunity allocated proportionally less of its net assets to such securities than did Opportunity as of December 31, 2018 (i.e., 1.1% for Micro-Cap Opportunity compared to 4.3% for Opportunity).

Overall, Micro-Cap Opportunity and Opportunity are subject to similar principal investment risks due to their bottom-up, value investment approaches and their focus on U.S. equity securities. However, the prices of equity securities of companies with stock market capitalizations up to $1 billion are generally more volatile than those of equity securities of companies with larger stock market capitalizations. As a result, an investment in Micro-Cap Opportunity may involve more risk of loss and its returns may differ from Opportunity to the extent Micro-Cap Opportunity invests, relative to Opportunity, a greater portion of its assets in the equity securities of companies with stock market capitalizations up to $1 billion while Opportunity invests, relative to Micro-Cap Opportunity, a greater portion of its assets in the equity securities of companies with stock market capitalizations greater than $1 billion. In addition, Micro-Cap Opportunity’s investment in a limited number of issuers may involve more risk than Opportunity because Micro-Cap Opportunity may be more susceptible to any single corporate, economic, political, regulatory, or market event. Finally, an investment in Micro-Cap Opportunity may be more subject to the risks associated with foreign securities than an investment in Opportunity to the extent Micro-Cap Opportunity takes advantage of the flexibility offered by its investment policies to invest, relative to Opportunity, a greater portion of its net assets in such securities.

The Funds are also quite dissimilar in terms of their size. Micro-Cap Opportunity, which has historically had a difficult time attracting and maintaining assets at a sufficient level for it to be viable as a stand-alone mutual fund, also recently experienced a significant decline in its net asset level from approximately $47 million as of December 31, 2017 to approximately $18.2 million as of December 31, 2018. Opportunity, with net assets of approximately $869.2 million as of December 31, 2018, is considerably larger than Micro-Cap Opportunity.

We note that Opportunity and Micro-Cap Opportunity are subject to identical contractual investment advisory fee rates. We further note, as set forth in more detail in the fee tables under the heading “Fees and Expenses for Royce Micro-Cap Opportunity Fund Shareholders,” that both the annualized operating expense ratio of Opportunity and the pro forma annualized operating expense ratio of the Combined Fund assuming completion of the Reorganization were both lower than the annualized expense ratio of Micro-Cap Opportunity.

Performance comparisons presented to the Board of Trustees of the Trust in connection with its consideration and approval of the Reorganization at a meeting held on December 13, 2018 illustrated that Opportunity had generally outperformed Micro-Cap Opportunity during various periods ended September 30, 2018. Detailed information regarding the investment performance of Micro-Cap Opportunity and Opportunity for certain periods ended December 31, 2018 is set forth in the accompanying Proxy Statement and Prospectus under the heading “Comparison of Royce Micro-Cap Opportunity Fund and Royce Opportunity Fund.” Past performance is no guarantee of future results.

We believe that completion of the Reorganization would give Micro-Cap Opportunity shareholders the opportunity to participate in a fund that: (i) has the same investment objective; (ii) uses a value investment approach; (iii) has demonstrated an ability to attract and maintain assets over a long-term period at a level sufficient to be a viable stand-alone mutual fund; (iv) has the same portfolio managers; (v) is subject to the same contractual investment advisory fee rate; and (vi) has a significantly larger asset base over which expenses may be spread. The Board of Trustees of the Trust has approved the Reorganization and recommends that Micro-Cap Opportunity shareholders vote “FOR” the related proposal. Although the Trustees have determined that the Reorganization is in the best interests of Micro-Cap Opportunity and its shareholders, the final decision rests with those shareholders.

Conclusion

The enclosed materials explain this proposal in more detail and we encourage you to review them carefully. We hope that you will respond today to ensure that your shares will be represented at the Meeting. You may authorize a proxy to vote your shares by using one of the methods below by following the instructions on your proxy card:

•	By touch-tone telephone;
•	By internet; or
•	By completing and returning the enclosed proxy card in the postage-paid envelope.

You may also vote in person at the Meeting.

Please call Investor Services toll-free at 1-800-221-4268 with any questions you may have about the Reorganization.

As always, thank you for your continued support of our work. We look forward to serving you for many years to come.

Sincerely,

CHRISTOPHER D. CLARK
President of The Royce Fund

Please vote now. Your vote is important.
To avoid the wasteful and unnecessary expense of further proxy solicitation, we urge you to indicate your voting instructions on the enclosed proxy card, date and sign it and return it promptly in the envelope provided, or record your voting instructions by touch-tone telephone or via the internet, no matter how large or small your holdings may be. If you submit a properly executed proxy but do not indicate how you wish your shares to be voted, your shares will be voted “FOR” the proposal.

THE ROYCE FUND
745 FIFTH AVENUE
NEW YORK, NEW YORK 10151

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 28, 2019

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the “Meeting”) of Royce Micro-Cap Opportunity Fund (“Micro-Cap Opportunity”) will be held at the offices of The Royce Fund (the “Trust”), 745 Fifth Avenue, New York, New York 10151, on May 28, 2019 at __:__ _.m. (Eastern time), for the following purposes:

1. To approve a Plan of Reorganization of the Trust (the “Plan”), on behalf of Micro-Cap Opportunity and Royce Opportunity Fund (“Opportunity”). As described in more detail in the accompanying Proxy Statement and Prospectus, the Plan provides for the transfer of substantially all of the assets of Micro-Cap Opportunity to Opportunity in exchange for Opportunity’s assumption of substantially all of the liabilities of Micro-Cap Opportunity and Opportunity’s issuance to Micro-Cap Opportunity of shares of beneficial interest of Opportunity (the “Opportunity Shares”). The Opportunity Shares received by Micro-Cap Opportunity in the reorganization transaction will have an aggregate net asset value that is equal to the aggregate net asset value of all of the shares of Micro-Cap Opportunity that are outstanding immediately prior to such reorganization. The Plan also provides for the distribution by Micro-Cap Opportunity, on a pro rata basis, of the Opportunity Shares to its shareholders in complete liquidation of Micro-Cap Opportunity. Shareholders of Micro-Cap Opportunity would receive the same class of Opportunity Shares as they held in Micro-Cap Opportunity immediately prior to such reorganization. A vote in favor of the Plan by shareholders of Micro-Cap Opportunity will constitute a vote in favor of the liquidation and termination of Micro-Cap Opportunity as a separate series of the Trust.

2. To transact such other business as may come before the Meeting or any adjournment thereof.

The Board of Trustees of the Trust has fixed the close of business on March 18, 2019 as the record date (the “Record Date”) for the determination of those shareholders of Micro-Cap Opportunity entitled to vote at the Meeting or any adjournment thereof. Only holders of record of shares of Micro-Cap Opportunity at the close of business on the Record Date will be entitled to vote at the Meeting or any adjournment thereof. A complete list of the shareholders of Micro-Cap Opportunity entitled to vote at the Meeting will be available and open to the examination of any shareholder of Micro-Cap Opportunity for any purpose relevant to such Meeting during ordinary business hours from and after May 14, 2019, at the offices of the Trust, 745 Fifth Avenue, New York, New York 10151.

Each of Micro-Cap Opportunity and Opportunity is a separate series of the Trust. If the Plan receives the required shareholder approval and the reorganization transaction is completed, you will become a shareholder of Opportunity, you will no longer own shares of Micro-Cap Opportunity, and Micro-Cap Opportunity will be liquidated and terminated as a separate series of the Trust. In the event the Plan does not receive the required shareholder approval or the reorganization transaction is otherwise not completed, Micro-Cap Opportunity and Opportunity will continue to operate as separate series of the Trust and you will remain a shareholder of Micro-Cap Opportunity.

Please call Investor Services toll-free at 1-800-221-4268 with any questions you may have about the reorganization transaction. If you need assistance voting, please call Computershare, the proxy solicitor, toll-free at 1-866-209-8568.

IMPORTANT

To avoid the wasteful and unnecessary expense of further proxy solicitation, please mark your instructions on the enclosed proxy card, date and sign it, and return it in the enclosed envelope (which requires no postage if mailed in the United States), even if you expect to be present at the Meeting. You may also authorize a proxy to vote your shares via touch-tone telephone or the Internet by following the instructions on the proxy card. Please take advantage of these prompt and efficient proxy authorization options. The accompanying proxy is solicited on behalf of the Board of Trustees of the Trust, is revocable, and will not affect your right to vote in person in the event that you attend the Meeting.

By Order of the Board of Trustees of The Royce Fund

John E. Denneen
Secretary

April [__], 2019

The information in this Proxy Statement and Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Proxy Statement and Prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION
PRELIMINARY PROSPECTUS/PROXY STATEMENT DATED MARCH 4, 2019

PROXY STATEMENT
for
ROYCE MICRO-CAP OPPORTUNITY FUND,
A SERIES OF THE ROYCE FUND
AND
PROSPECTUS
FOR
ROYCE OPPORTUNITY FUND,
A SERIES OF THE ROYCE FUND

745 Fifth Avenue
New York, New York 10151
1-800-221-4268

Reorganization of Royce Micro-Cap Opportunity Fund into Royce Opportunity Fund

This Proxy Statement and Prospectus (this “Prospectus/Proxy Statement”) is furnished in connection with the Special Meeting of Shareholders (the “Meeting”) of Royce Micro-Cap Opportunity Fund (“Micro-Cap Opportunity”), to be held at the offices of The Royce Fund (the “Trust”), 745 Fifth Avenue, New York, New York 10151, on May 28, 2019 at __:__ _.m. (Eastern time) and at any adjournment thereof. The Meeting is being held to vote on a Plan of Reorganization of the Trust (the “Plan”), on behalf of Micro-Cap Opportunity and Royce Opportunity Fund (“Opportunity”). Each of Micro-Cap Opportunity and Opportunity is a separate series of the Trust.

The Plan provides for the transfer of substantially all of the assets of Micro-Cap Opportunity to Opportunity in exchange for Opportunity’s assumption of substantially all of the liabilities of Micro-Cap Opportunity and Opportunity’s issuance to Micro-Cap Opportunity of shares of beneficial interest of Opportunity (the “Opportunity Shares”). The Opportunity Shares received by Micro-Cap Opportunity in the reorganization transaction will have an aggregate net asset value that is equal to the aggregate net asset value of all of the shares of Micro-Cap Opportunity that are outstanding immediately prior to such reorganization. The Plan also provides for the distribution by Micro-Cap Opportunity, on a pro rata basis, of the Opportunity Shares to its shareholders in complete liquidation of Micro-Cap Opportunity. Shareholders of Micro-Cap Opportunity would receive the same class of Opportunity Shares as they held in Micro-Cap Opportunity immediately prior to such reorganization.

The Trust is a Delaware statutory trust that is registered with the Securities and Exchange Commission (the “SEC”) as an open-end management investment company. This Prospectus/Proxy Statement will first be sent to shareholders of Micro-Cap Opportunity on or about April [__], 2019.

For ease of reference and clarity of presentation, we sometimes refer to:

•	the acquisition of substantially all of Micro-Cap Opportunity’s assets by Opportunity in exchange for Opportunity’s assumption of substantially all of Micro-Cap Opportunity’s liabilities and the issuance and distribution of the Opportunity Shares to Micro-Cap Opportunity and its shareholders as the “Reorganization;”
•	the fund resulting from the Reorganization as the “Combined Fund;” and
•	Micro-Cap Opportunity and Opportunity individually as a “Fund” and together as the “Funds”.

If the Plan receives the required shareholder approval and the Reorganization is completed, you will become a shareholder of Opportunity, you will no longer own shares of Micro-Cap Opportunity, and Micro-Cap Opportunity will be liquidated and terminated as a separate series of the Trust. The Combined Fund will be managed in accordance with Opportunity’s investment objective and principal investment policies and strategies and will be subject to Opportunity’s investment advisory agreement upon completion of the Reorganization. In the event the Plan does not receive the required shareholder approval or the Reorganization is otherwise not completed, Micro-Cap Opportunity and Opportunity will continue to operate as separate series of the Trust and you will remain a shareholder of Micro-Cap Opportunity.

5

The Board of Trustees of the Trust (the “Board”) has approved the Reorganization and has determined that the Reorganization is in the best interest of Micro-Cap Opportunity and its shareholders. The Board has fixed the close of business on March 18, 2019 as the record date (the “Record Date”) for the determination of those shareholders of Micro-Cap Opportunity entitled to vote at the Meeting or any adjournment thereof. Only holders of record of shares of Micro-Cap Opportunity at the close of business on the Record Date will be entitled to vote at the Meeting or any adjournment thereof.

Royce & Associates, LP (“Royce”), the investment adviser to each of Micro-Cap Opportunity and Opportunity, has retained Computershare Fund Services, 250 Royall Street, Canton, MA, 02021 (the “Solicitor”), to solicit proxies for the Meeting. If you need assistance voting, please call the Solicitor toll-free at 1-866-209-8568. The Solicitor is responsible for printing proxy cards, mailing proxy materials to Micro-Cap Opportunity shareholders, soliciting broker-dealer firms, custodians, nominees and fiduciaries, tabulating the returned proxies, and performing other proxy solicitation services. The cost of these solicitation services is expected to be approximately $6,900. Such costs and all other fees and expenses resulting from the Reorganization, including, without limitation, printing this Prospectus/Proxy Statement and legal and audit fees, will be paid by Royce. However, any brokerage or other trading costs incurred by a Fund in connection with buying or selling portfolio securities prior to the Reorganization will be borne by that Fund and its shareholders, while brokerage or other trading costs incurred in connection with buying or selling portfolio securities after the Reorganization will be borne by the Combined Fund and its shareholders.

In addition to solicitation through the mail, proxies may be solicited by representatives of the Trust and Royce Fund Services, LLC (“RFS”), each Fund’s distributor, without cost to the Funds. Such solicitation may be made by telephone, facsimile, or otherwise. It is anticipated that banks, broker-dealers, custodians, nominees, fiduciaries, and other financial institutions will be requested to forward proxy materials to beneficial owners and to obtain approval for the execution of proxies. Upon request, Royce will reimburse brokers, custodians, nominees, and fiduciaries for the reasonable expenses incurred by them in connection with forwarding solicitation material to the beneficial owners of Micro-Cap Opportunity shares held of record by such persons.

This Prospectus/Proxy Statement is both a Prospectus for Opportunity and a Proxy Statement for Micro-Cap Opportunity. This Prospectus/Proxy Statement sets forth concisely the information about the Reorganization and Opportunity that you should know before voting. You should review it carefully and retain it for future reference. The Funds are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith, file reports and other information, including proxy materials and charter documents, with the SEC.

The following document has been filed with the SEC, and is incorporated herein by reference into (legally forms a part of) this Prospectus/Proxy Statement:

•	The Statement of Additional Information relating to this Prospectus/Proxy Statement and certain potential reorganization transactions involving other series of the Trust, dated April [_], 2019 (the “Reorganization SAI”) (File Number 333-[ ]).

The following documents relating to the Funds have also been filed with the SEC:

•	The Prospectus relating to each series of the Trust, including Opportunity and Micro-Cap Opportunity, dated May 1, 2018 and as amended and supplemented to date;
•	The Statement of Additional Information relating to each series of the Trust, including Opportunity and Micro-Cap Opportunity, dated May 1, 2018 and as amended and supplemented to date (the “SAI”); and
•	The Annual Report to Shareholders of each series of the Trust, including Opportunity and Micro-Cap Opportunity, for the fiscal year ended December 31, 2018 (the “Annual Report”).

The documents listed above are available free of charge by calling Investor Services toll-free at 1-800-221-4268, or by writing to the Funds at 745 Fifth Avenue, New York, New York 10151. You also may view or obtain copies (at prescribed rates) of these documents from the SEC:

In Person:	At the SEC’s Public Reference Room at 100 F Street, N.E., Washington, DC 20549
By Mail:	Public Reference Section Office of Consumer Affairs and Information Services Securities and Exchange Commission 100 F Street, N.E. Washington, DC 20549 (duplicating fee required)
By E-mail:	publicinfo@sec.gov (duplicating fee required)
By Internet:	www.sec.gov

6

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation or any other U.S. government agency. Mutual fund shares involve investment risks, including the possible loss of principal.

——————

The SEC has not approved or disapproved these securities or passed upon the adequacy of this Prospectus/Proxy Statement.
Any representation to the contrary is a criminal offense

——————

The date of this Prospectus/Proxy Statement is April [__], 2019

7

FEES AND EXPENSES FOR ROYCE MICRO-CAP OPPORTUNITY FUND SHAREHOLDERS	9

PORTFOLIO TURNOVER FOR ROYCE MICRO-CAP OPPORTUNITY FUND AND ROYCE OPPORTUNITY FUND	10

SUMMARY OF REORGANIZATION	11

INFORMATION ABOUT THE REORGANIZATION	15

COMPARISON OF ROYCE MICRO-CAP OPPORTUNITY FUND AND ROYCE OPPORTUNITY FUND	20

ADDITIONAL INFORMATION ABOUT THE FUNDS	26

ADDITIONAL VOTING INFORMATION	31

RECORD DATE SHARES OUTSTANDING AND PRINCIPAL HOLDERS OF SHARES	32

ADDITIONAL INFORMATION FOR DIRECT SHAREHOLDERS	33

OTHER BUSINESS	38

APPENDIX A – FORM OF PLAN OF REORGANIZATION OF THE ROYCE FUND	A-1

8

FEES AND EXPENSES FOR ROYCE MICRO-CAP OPPORTUNITY FUND SHAREHOLDERS (INVESTMENT CLASS)

Shareholders of all mutual funds pay various expenses, either directly or indirectly. Transaction expenses are charged directly to your account. Operating expenses are paid from a fund’s assets and, therefore, are paid by shareholders indirectly.

The fee tables below describe the fees and expenses that you pay if you buy and hold Investment Class shares of Micro-Cap Opportunity and Opportunity and the pro forma combined fees and expenses that you may pay if you buy and hold shares of the Combined Fund after giving effect to the Reorganization. The annualized expense ratios below for Micro-Cap Opportunity and Opportunity are based on their respective operating expenses and average net assets for the fiscal year ended December 31, 2018, as adjusted to give effect to any contractual annual expense caps that were in effect during that period. The pro forma fees and expenses for the Investment Class shares of the Combined Fund further assume that the Reorganization occurred on December 31, 2018.

The estimated pro forma Combined Fund fees and expenses presented below are based upon numerous material assumptions. Although these projections represent good faith estimates, no assurance can be given that any particular level of expenses will be achieved, because expenses depend on a variety of factors, including the future level of Fund assets, many of which are beyond the control of the Funds and Royce. Future expenses may be higher than those shown below.

Investment Class
Shareholder Fees (fees paid directly from your investment)
	Royce Micro-Cap Opportunity Fund	Royce Opportunity Fund	Pro Forma Combined Fund Assuming Completion of Reorganization
Maximum sales charge (load) imposed on purchases	0.00%	0.00%	0.00%
Maximum deferred sales charge	0.00%	0.00%	0.00%
Maximum sales charge (load) imposed on reinvested dividends	0.00%	0.00%	0.00%
Redemption fee (as a percentage of amount redeemed on shares held for less than 30 days)	1.00%	1.00%	1.00%

Investment Class
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Royce Micro-Cap Opportunity Fund	Royce Opportunity Fund	Pro Forma Combined Fund Assuming Completion of Reorganization
Management fees	1.00%	1.00%	1.00%
Distribution (12b-1) fees	0.00%	0.00%	0.00%
Other expenses	0.32%	0.20%	0.20%
Total annual Fund operating expenses prior to fee waivers and/or expense reimbursements	1.32	1.20%	1.20%
Fee waivers and/or expense reimbursements	(0.08)%*	(0.00)%	(0.00)%
Total annual Fund operating expenses after fee waivers and/or expense reimbursements	1.24%*	1.20%	1.20%

* Royce has contractually agreed, without right of termination, to waive fees and/or reimburse expenses to the extent necessary to maintain the Investment Class’s net annual operating expenses (excluding brokerage commissions, taxes, interest, litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business) at or below 1.24% through December 31, 2019.

9

Investment Class Expense Example
This example is intended to help you compare the cost of investing in Investment Class shares of Micro-Cap Opportunity, Opportunity, and the Combined Fund after giving effect to the Reorganization based on their annualized expense ratios as shown in the fee table above with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the relevant Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the relevant Fund’s total operating expenses remain the same (net of the fee waivers/and or expense reimbursements for the periods noted above in which such fee waivers/and or expense reimbursements would be operative). Although your actual costs may be higher or lower, based on the assumptions your costs would be:

	Royce Micro-Cap Opportunity Fund	Royce Opportunity Fund	Pro Forma Combined Fund Assuming Completion of Reorganization
1 Year	$126	$122	$122
3 Years	$410	$381	$381
5 Years	$716	$660	$660
10 Years	$1,583	$1,455	$1,455

PORTFOLIO TURNOVER FOR
ROYCE MICRO-CAP OPPORTUNITY FUND AND ROYCE OPPORTUNITY FUND

Each of Micro-Cap Opportunity and Opportunity pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in larger distributions of net realized capital gains and, therefore, higher taxes for shareholders whose fund shares are held in a taxable account. These costs, which are not reflected in the fee tables or expense examples of Micro-Cap Opportunity and Opportunity set forth above, affect the performance of the Funds. The portfolio turnover rates for Micro-Cap Opportunity and Opportunity during the fiscal year ended December 31, 2018 are shown below.

Royce Micro-Cap Opportunity Fund	Royce Opportunity Fund
52% of the average value of its portfolio	47% of the average value of its portfolio

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SUMMARY OF REORGANIZATION

The following is a summary of certain information contained elsewhere in this Prospectus/Proxy Statement relating to the Reorganization, including the form of Plan, a copy of which is attached as Appendix A hereto. You should read the more complete information in the rest of this Prospectus/Proxy Statement.

General Information Regarding Micro-Cap Opportunity and Opportunity
The Trust is a Delaware statutory trust that is registered with the SEC as an open-end management investment company. Each of Micro-Cap Opportunity and Opportunity is organized as a separate series of the Trust. Micro-Cap Opportunity and Opportunity are “diversified” investment companies within the meaning of the Investment Company Act of 1940 (the “1940 Act”). A “diversified” fund is a mutual fund that, with respect to 75% of the value of its total assets, may not: (i) have more than 5% of the value of its total assets invested in the securities of any one issuer and (ii) own more than 10% of the outstanding voting securities of any one issuer.

William A. Hench is the portfolio manager for each of Micro-Cap Opportunity and Opportunity. Mr. Hench is assisted by Portfolio Managers Robert Kosowsky and Suzanne Franks on both Micro-Cap Opportunity and Opportunity. It is currently expected that Messrs. Hench and Kosowsky and Ms. Franks will continue in their respective roles for Opportunity assuming completion of the Reorganization.

Upon completion of the Reorganization, the Combined Fund will be managed in accordance with Opportunity’s investment objective and principal investment policies and strategies and will be subject to Opportunity’s legal agreements.

Key Features of Reorganization
The Board of Trustees of the Trust (the “Board”) approved the Plan and unanimously recommends that Micro-Cap Opportunity shareholders vote to approve the Plan. The Plan provides, among other things, for:

•	the transfer of substantially all of the assets of Micro-Cap Opportunity to Opportunity in exchange for Opportunity’s assumption of substantially all of the liabilities of Micro-Cap Opportunity and Opportunity’s issuance to Micro-Cap Opportunity of the Opportunity Shares;
•	the pro rata distribution of the Opportunity Shares by Micro-Cap Opportunity to its shareholders;
•	the liquidation of Micro-Cap Opportunity and its termination as a separate series of the Trust.

The Opportunity Shares issued by Opportunity to Micro-Cap Opportunity as part of the Reorganization will have an aggregate net asset value that is equal to the aggregate net asset value of all of the Micro-Cap Opportunity shares that are outstanding immediately prior to the Reorganization. Micro-Cap Opportunity will, in turn, distribute those Opportunity Shares to its shareholders. The Opportunity Shares received by each Micro-Cap Opportunity shareholder as part of the Reorganization will be of the same class and will have an aggregate net asset value that is equal to the aggregate net asset value of their Micro-Cap Opportunity shares immediately prior to the Reorganization. Please see “Information About the Reorganization–Summary of the Terms of the Plan” for more detailed information regarding the Plan.

Completion of the Reorganization is subject to the approval of Micro-Cap Opportunity shareholders as described in this Prospectus/Proxy Statement under the heading “Additional Voting Information–Required Vote” and the satisfaction of certain other conditions. If the Plan receives the required shareholder approval and the Reorganization is completed, Micro-Cap Opportunity shareholders will become shareholders of Opportunity and will no longer own Micro-Cap Opportunity shares, and Micro-Cap Opportunity will be liquidated and terminated as a separate series of the Trust. In the event the Plan does not receive the required shareholder approval or the Reorganization is not otherwise completed, Micro-Cap Opportunity and Opportunity will continue to operate as separate series of the Trust and Micro-Cap Opportunity shareholders will remain shareholders of that Fund.

The Trustees unanimously concluded that the interests of existing shareholders of Micro-Cap Opportunity would not be diluted as a result of the consummation of the Plan and that the consummation of the Plan is in the best interests of each of Micro-Cap Opportunity and Opportunity. Please see “Information About the Reorganization–Reasons for the Proposed Reorganization” for detailed information about the factors considered by the Board in approving the Plan and certain other information supporting approval of the Reorganization.

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Summary of Investment Objectives, Principal Investment Policies and Strategies, and Benchmarks for Royce Micro-Cap Opportunity Fund and Royce Opportunity Fund

This section summarizes the investment objectives, principal investment policies and strategies, and benchmarks for Micro-Cap Opportunity and Opportunity.

	Royce Micro-Cap Opportunity Fund	Royce Opportunity Fund
Investment Objective	Long-term growth of capital	Long-term growth of capital
Primary Investments	Normally, the Fund invests at least 80% of its net assets in equity securities of micro-cap companies with stock market capitalizations up to $1 billion.	Normally, the Fund invests at least 65% of its net assets in equity securities.
Investment Approach

•    Uses an opportunistic approach to invest in a limited number
     (generally less than 100) of micro-cap companies with low Price-to-Book and Price-to-Sales ratios.
•    Companies are categorized into one of four themes: Turnarounds,
     Unrecognized Asset Values, Undervalued Growth, and Interrupted
     Earnings.
•    Seeks to identify a catalyst for future earnings growth in the form of new management, more favorable business cycle, product innovation, and/or margin improvement.

• Uses an opportunistic approach to invest in small- and
         micro-cap companies with low Price-to-Book and Price-to-Sales ratios.
    •    Companies are categorized into one of four themes: Turnarounds,
         Unrecognized Asset Values, Undervalued Growth, and Interrupted
         Earnings.
    •    Seeks to identify a catalyst for future earnings growth in the form of new management, more favorable business cycle,
         product innovation, and/or margin improvement.
    •    Although the Fund normally focuses on securities of companies with stock market capitalizations up to $3 billion, it may, in certain market environments, invest an equal or greater percentage of its assets in securities of larger-cap companies.
Number of Holdings	As of December 31, 2018, the Fund had 82 holdings.	As of December 31, 2018, the Fund had 273 holdings.
Foreign Investments	Although the Fund normally focuses on securities of U.S. companies, it may invest up to 25% of its net assets (measured at the time of investment) in securities of companies headquartered in foreign countries. The Fund does not expect to hedge against declines in the U.S. dollar or to lock in the value of any foreign securities that it purchases.

As of December 31, 2018: Approximately 1.1% of the Fund’s net assets was invested in foreign securities.	The Fund may not, as a matter of operating policy, invest more than 10% of its net assets (measured at the time of investment) in securities of companies headquartered in foreign countries. The Fund does not expect to hedge against declines in the U.S. dollar or to lock in the value of any foreign securities that it purchases.

As of December 31, 2018: Approximately 4.3% of the Fund’s net assets was invested in foreign securities.
Benchmark Index(es)	Russell Microcap Index (Primary) Russell 2000 Index (Secondary)	Russell 2000 Index (Primary) Russell 2000 Value Index (Secondary)

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Overall, Micro-Cap Opportunity and Opportunity are similar to one another in that they:

•	have the same investment objective;

•	use a bottom-up, value investment approach;

•	invest a substantial portion of their respective assets in the equity securities of U.S. issuers;

•	have the same portfolio managers; and

•	do not expect to engage in hedging transactions to protect against declines in the U.S. dollar or to lock in the value of their foreign security holdings.

Micro-Cap Opportunity and Opportunity are, however, different from one another in that:

•	Micro-Cap Opportunity normally invests at least 80% of its net assets in micro-cap companies with stock market capitalizations up to $1 billion while Opportunity normally focuses on securities of companies with stock market capitalizations up to $3 billion, but may, in certain market environments, invest an equal or greater percentage of its assets in securities of larger-cap companies;

•	The primary and secondary benchmark indexes for Micro-Cap Opportunity are the Russell Microcap Index and the Russell 2000 Index, respectively, while the primary and secondary benchmark indexes for Opportunity are the Russell 2000 Index and the Russell 2000 Value Index, respectively;

•	The geometric average market capitalization of Opportunity was more than 2 times larger than that of Micro-Cap Opportunity as of December 31, 2018 (i.e., approximately $727 million for Opportunity compared to approximately $319 million for Micro-Cap Opportunity);

•	Micro-Cap Opportunity normally invests in a limited number (generally less than 100) of issuers while Opportunity normally has a more broadly diversified portfolio in terms of number of holdings (e.g., Micro-Cap Opportunity had 82 portfolio holdings as of December 31, 2018 while Opportunity had 273 portfolio holdings as of such date); and

•	Micro-Cap Opportunity may invest up to 25% of its net assets (measured at the time of investment) in securities of companies headquartered in foreign countries while Opportunity may not, as a matter of operating policy, invest more than 10% of its net assets (measured at the time of investment) in such securities.

Summary of Principal Investment Risks for Micro-Cap Opportunity and Opportunity
The principal investment risks associated with an investment in Micro-Cap Opportunity and Opportunity are identified in the table below. For detailed descriptions of these risks, please see “Comparison of Royce Micro-Cap Opportunity Fund and Royce Opportunity Fund” in this Prospectus/Proxy Statement. Overall, Micro-Cap Opportunity and Opportunity are subject to similar principal investment risks due to their common investment approaches and their focus on U.S. equity securities. However, Micro-Cap Opportunity’s investment in a limited number of issuers may involve considerably more risk to investors than Opportunity’s more broadly diversified portfolio of securities because Micro-Cap Opportunity’s portfolio may be more susceptible to any single corporate, economic, political, regulatory, or market event.

Principal Investment Risk	Royce Micro-Cap Opportunity Fund	Royce Opportunity Fund
Market Risk	Yes	Yes
Risk of Investing in Smaller-Company Securities	Yes*	Yes*
Investment in a Limited Number of Issuers	Yes	No
Industry and Sector Overweights	Yes	Yes
Foreign Securities Risk	Yes	Yes
* The prices of equity securities of companies with stock market capitalizations up to $1 billion are generally more volatile than those of equity securities of companies with larger stock market capitalizations. As a result, an investment in Micro-Cap Opportunity may involve more risk of loss and its returns may differ from Opportunity to the extent Micro- Cap Opportunity invests, relative to Opportunity, a greater portion of its assets in the equity securities of companies with stock market capitalizations up to $1 billion while Opportunity invests, relative to Micro-Cap Opportunity, a greater portion of its assets in the equity securities of companies with stock market capitalizations greater than $1 billion.

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No assurance can be given that shares of the Combined Fund will not lose value. As with either Fund, the value of the Combined Fund’s investments, and, therefore, the value of the Combined Fund’s shares, may fluctuate.

Primary U.S. Federal Income Tax Consequences of Reorganization
The Reorganization is intended to qualify for U.S. federal income tax purposes as a tax-free reorganization under the Internal Revenue Code of 1986, as amended (the “Code”). It is expected that Micro-Cap Opportunity shareholders will not recognize gain or loss for U.S. federal income tax purposes upon the exchange of all of their Micro-Cap Opportunity shares solely for shares of Opportunity, as described herein and in the Plan. In addition, in general, it is expected that Micro-Cap Opportunity and Opportunity will not recognize gain or loss for U.S. federal income tax purposes upon the transactions contemplated by the Reorganization, except for any gain or loss that may be required to be recognized solely as a result of the close of the taxable year of Micro-Cap Opportunity due to the Reorganization or as a result of the transfer of certain assets, and any tax on any such gain would be borne by Micro-Cap Opportunity shareholders. Micro-Cap Opportunity does not expect to sell or otherwise dispose of any investments in a significant amount prior to the implementation of the Reorganization, except pursuant to transactions made in the ordinary course of business or with respect to investments that are not freely transferable or are otherwise restricted. If Micro-Cap Opportunity were to sell investments in anticipation of the Reorganization, Micro-Cap Opportunity could generate capital gains for its shareholders, which would be taxable.

Purchase and Redemption Procedures, Fee Structures, and Exchange Rights
Investment Class shares of each of Micro-Cap Opportunity and Opportunity are subject to identical purchase and redemption procedures and investment advisory fee rates and have identical exchange rights. Shareholders of Micro-Cap Opportunity and Opportunity will not be subject to any redemption fees in connection with any redemptions of shares of the Combined Fund that are made within the first 30 days after the completion of the Reorganization.

Shareholder Voting
Only shareholders of Micro-Cap Opportunity will vote in connection with the Reorganization. The Board has set the close of business on March 18, 2019 as the record date (the “Record Date”) for determining those Micro-Cap Opportunity shareholders entitled to vote at the Meeting or any adjournment thereof. Only holders of record of Micro-Cap Opportunity shares at the close of business on the Record Date will be entitled to vote at the Meeting or any adjournment thereof. Micro-Cap Opportunity shareholders on the Record Date will be entitled one vote for each full Micro-Cap Opportunity share and a fractional vote for each Micro-Cap Opportunity fractional share that they hold, with no shares having cumulative voting rights.

Approval of the Plan requires the affirmative vote of a majority of the outstanding voting securities of Micro-Cap Opportunity, which is defined in the 1940 Act as the lesser of: (i) 67% or more of the shares of Micro-Cap Opportunity present at the Meeting, if the holders of more than 50% of the outstanding shares of Micro-Cap Opportunity are present or represented by proxy at such Meeting; or (ii) more than 50% of the outstanding shares of Micro-Cap Opportunity.

All properly executed proxy cards received prior to the Meeting will be voted at such Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxy cards will be voted “FOR” the Proposal. You may revoke your proxy at any time before it is exercised by sending written instructions to the Secretary of the Trust at 745 Fifth Avenue, New York, New York 10151 or by submitting a new proxy card with a later date. In addition, any shareholder attending the Meeting may vote in person, whether or not he or she has previously submitted a proxy card. The Board knows of no business other than that mentioned in Proposal No. 1 of the Notice of Special Meeting that will be presented for consideration at the Meeting. If any other matter is properly presented at the Meeting or any adjournment thereof, it is the intention of the persons named on the enclosed proxy card to vote in accordance with their best judgment.

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INFORMATION ABOUT THE REORGANIZATION

General
As described in more detail below in this section under the sub-heading “Summary of the Terms of the Plan,” Micro-Cap Opportunity will transfer substantially all of its assets to Opportunity in exchange for Opportunity’s assumption of substantially all of the liabilities of Micro-Cap Opportunity and the issuance of the Opportunity Shares to Micro-Cap Opportunity. The date on which these transactions occur in connection with the Reorganization is referred to as the “Closing Date” in this Prospectus/Proxy Statement. The Opportunity Shares issued to Micro-Cap Opportunity will have an aggregate net asset value that is equal to the aggregate net asset value of the outstanding shares of Micro-Cap Opportunity as of the close of trading on the New York Stock Exchange (the “NYSE”) on the business day immediately prior to the Closing Date (referred to as the “Valuation Time”).

The distribution of the Opportunity Shares to shareholders of Micro-Cap Opportunity will be accomplished by opening new accounts on the books of Opportunity in the names of shareholders of Micro-Cap Opportunity and transferring to those shareholder accounts the relevant Opportunity Shares. Accordingly, as a result of the Reorganization, each shareholder of Micro-Cap Opportunity will receive shares of the same class of Opportunity that they hold for Micro-Cap Opportunity having an aggregate net asset value that is equal to the aggregate net asset value of their Micro-Cap Opportunity shares as of the Valuation Time. No sales charge, redemption fee, or other fee will be assessed to shareholders of Micro-Cap Opportunity in connection with their receipt of the Opportunity Shares as part of the Reorganization. The stock transfer books of Micro-Cap Opportunity will be permanently closed on the Closing Date. Upon the distribution of the Opportunity Shares by Micro-Cap Opportunity to its shareholders, Micro-Cap Opportunity will be liquidated and terminated as a separate series of the Trust.

The Reorganization is structured so that Opportunity will be the legal survivor in the Reorganization, which means that the management and operation of the Combined Fund will be governed by Opportunity’s investment objective, principal investment policies and strategies, and legal agreements upon completion of such Reorganization. In addition, Opportunity will be the accounting survivor in the Reorganization, which means that the Combined Fund will carry on the performance and financial history of Opportunity upon completion of the Reorganization.

Summary of the Terms of the Plan
Pursuant to the Plan, Micro-Cap Opportunity will, on the Closing Date, transfer substantially all of its assets to Opportunity in exchange solely for Opportunity’s issuance of the Opportunity Shares to Micro-Cap Opportunity and Opportunity’s assumption of substantially all of the liabilities of Micro-Cap Opportunity. The net asset value of the shares issued by Opportunity to Micro-Cap Opportunity will be equal, as of the Valuation Time, to the value of the assets of Micro-Cap Opportunity that were transferred to Opportunity, as determined in accordance with the Trust’s valuation procedures, net of the liabilities of Micro-Cap Opportunity assumed by Opportunity. In order to minimize any potential for undesirable U.S. federal income and excise tax consequences in connection with the Reorganization, Micro-Cap Opportunity will distribute to its shareholders at or immediately prior to the Reorganization all of its undistributed net investment income and net capital gains as of such date. Micro-Cap Opportunity expects to distribute the Opportunity Shares to its shareholders promptly after the Closing Date in connection with its liquidation. Thereafter, Micro-Cap Opportunity will be terminated as a separate series of the Trust.

Certain customary representations and warranties have been made in the Plan in respect of the capitalization, status, and conduct of business of each of Micro-Cap Opportunity and Opportunity. Unless waived in accordance with the Plan, the obligations of the parties to the Plan are conditioned upon, among other things:

•	the approval of the Plan by the shareholders of Micro-Cap Opportunity in accordance with the requirements of the 1940 Act;
•	the absence of any rule, regulation, order, injunction or proceeding preventing or seeking to prevent the consummation of the transactions contemplated by the Plan;
•	the receipt of all necessary approvals, consents, registrations, and exemptions under federal, state and local laws;
•	the truth in all material respects, as of the Closing Date, of the representations and warranties of the parties and performance and compliance in all material respects with the parties’ agreements, obligations and covenants required by the Plan;
•	the effectiveness under applicable law of Opportunity’s registration statement on Form N-14, of which this Prospectus/Proxy Statement forms a part and the absence of any related stop orders under the Securities Act of 1933;
•	the declaration of a dividend by Micro-Cap Opportunity to distribute to its shareholders all of its undistributed net investment income and net capital gains;
•	the receipt of an opinion of special Delaware counsel to the Trust regarding the issuance of the Opportunity Shares under Delaware law; and
•	the receipt of an opinion of special U.S. federal income tax counsel to the Trust relating to the tax-free nature of the Reorganization for U.S. federal income tax purposes (such opinion of counsel is not binding on the Internal Revenue Service (the “IRS”) or any court).

The Plan may be terminated or amended by the mutual consent of the parties before approval thereof by the shareholders of Micro-Cap Opportunity.

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The Board recommends that Micro-Cap Opportunity shareholders should vote to approve the Plan, as it believes the Reorganization is in the best interests of Micro-Cap Opportunity as more fully described below under the sub-heading “Reasons for the Proposed Reorganization.”

Estimated Fees and Expenses of the Reorganization
Fees and expenses resulting from the Reorganization, including, without limitation, proxy solicitation costs and legal and audit fees, will be paid by Royce. The aggregate fees and expenses in respect of the Reorganization are estimated to range from approximately $62,050 to $68,550. However, any brokerage or other trading costs incurred by a Fund in connection with buying or selling portfolio securities prior to the Reorganization will be borne by that Fund and its shareholders. Likewise, any brokerage or other trading costs incurred in connection with buying or selling portfolio securities after the Reorganization will be borne by the Combined Fund and its shareholders.

Legal Matters
Certain legal matters concerning the U.S. federal income tax consequences of the Reorganization will be passed on by Sidley Austin LLP, special U.S. federal income tax counsel to the Trust. Certain legal matters under Delaware law regarding the Plan and the issuance of the Opportunity Shares as part of the Reorganization will be passed on by Richards, Layton & Finger, special Delaware counsel to the Trust.

Reasons for the Proposed Reorganization
The Trustees of the Trust, including all of the Trustees of the Trust who are not “interested persons” of the Trust in respect of Micro-Cap Opportunity and Opportunity (collectively, the “Independent Trustees”), have unanimously determined that the Reorganization would be in the best interests of each Fund. The Board also concluded that the interests of the existing shareholders of each Fund would not be diluted as a result of consummation of the Plan.

At a Board meeting held on December 13, 2018, Royce noted to the Trustees that Micro-Cap Opportunity and Opportunity:

•	have identical investment objectives (i.e., long-term growth of capital);

•	are subject to similar investment policies and restrictions;

•	employ similar investment strategies in that both Funds: (i) utilize a bottom-up, value investment approach and (ii) invest primarily in the equity securities of U.S. companies;

•	experienced similar volatility as measured by their average five-year standard deviation for each of the last four calendar quarters during the period ended September 30, 2018 (i.e., highest quintile ranking for both Opportunity and Micro-Cap Opportunity compared to a universe of small-cap funds);

•	have the same portfolio managers (i.e. William A. Hench, Robert Kosowsky, and Suzanne Franks);

•	held some of the same portfolio securities as of September 30, 2018; and

•	are subject to similar principal investment risks.

Royce also noted to the Trustees at such Board meeting that:

•	Micro-Cap Opportunity normally invests at least 80% of its net assets in micro-cap companies with stock market capitalizations up to $1 billion while Opportunity normally focuses on securities of companies with stock market capitalizations up to $3 billion, but may, in certain market environments, invest an equal or greater percentage of its assets in securities of larger-cap companies;

•	The Russell Microcap Index and the Russell 2000 Index serve as the primary and secondary benchmark indexes, respectively, for Micro-Cap Opportunity, while the Russell 2000 Index and the Russell 2000 Value Index serve as the primary and secondary benchmark indexes, respectively, for Opportunity;

•	The geometric average market capitalization of Opportunity was more than 2 times larger than that of Micro-Cap Opportunity as of September 30, 2018 (i.e., approximately $997 million for Opportunity compared to approximately $432.5 million for Micro-Cap Opportunity);

•	Micro-Cap Opportunity normally invests in a limited number (generally less than 100) of issuers while Opportunity normally has a more broadly diversified portfolio in terms of number of holdings (e.g., Micro-Cap Opportunity had 102 portfolio holdings as of September 30, 2018 while Opportunity had 262 portfolio holdings as of such date); and

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•	Micro-Cap Opportunity may invest up to 25% of its net assets (measured at the time of investment) in securities of companies headquartered in foreign countries while Opportunity may not, as a matter of operating policy, invest more than 10% of its net assets (measured at the time of investment) in such securities.

Notwithstanding these differences, the Board took note of Royce’s expectation that the securities held by Micro-Cap Opportunity will not be sold in significant amounts other than in the ordinary course of business prior to, or immediately after, the Micro-Cap Opportunity Reorganization. However, to the extent dispositions of securities held by Micro-Cap Opportunity are made, such dispositions will result in taxable gains or losses and transaction costs to Micro-Cap Opportunity (if the dispositions are made prior to the Micro-Cap Opportunity Reorganization) or to the Combined Fund (if the dispositions are made after the Micro-Cap Opportunity Reorganization). Please see “Comparison of Royce Micro-Cap Opportunity Fund and Royce Opportunity Fund” in this Prospectus/Proxy Statement for more detailed information regarding the Funds’ investment objectives, principal investment policies and strategies, and principal investment risks.

Royce noted to the Trustees that Opportunity was much larger than Micro-Cap Opportunity in terms of net assets as of September 30, 2018 (i.e., approximate net assets of $1.28 billion for Opportunity compared to approximate net assets of $46 million for Micro-Cap Opportunity). As of December 31, 2018, the approximate net assets of Opportunity and Micro-Cap Opportunity were $869.2 million and $18.2 million, respectively. Royce also noted to the Trustees that Micro-Cap Opportunity has historically had a difficult time attracting and maintaining assets at a sufficient level for it to be viable as a stand-alone mutual fund. Accordingly, by reorganizing Micro-Cap Opportunity into Opportunity, it was noted by the Trustees that, as shareholders of the Combined Fund, former Micro-Cap Opportunity shareholders would: (i) enjoy a significantly larger asset base over which fund expenses could be spread; (ii) benefit from any operating efficiencies or economies of scale that may be achieved by the Combined Fund; and (iii) have an investment in a fund that has demonstrated an ability to attract and maintain assets over a long-term period at a level sufficient to be a viable stand-alone mutual fund.

Royce noted to the Trustees that Opportunity and Micro-Cap Opportunity were subject to the same contractual investment advisory fee rate. Information regarding the annualized operating expense ratio for the Investment Class shares of Micro-Cap Opportunity and Opportunity and the pro forma annualized operating expense ratios for the for the Investment Class shares of the Combined Fund assuming completion of the Reorganization is set forth in this Prospectus/Proxy Statement under the heading “Fees and Expenses for Royce Micro-Cap Opportunity Fund Shareholders.” Such annualized expense ratios for Micro-Cap Opportunity and Opportunity are based on their respective operating expenses and average net assets for the fiscal year ended December 31, 2018, as adjusted to give effect to any contractual annual expense caps that were in effect during that period. Such pro forma fees and expenses for the Combined Fund further assume that the Reorganization became effective on December 31, 2018. Such information, which is summarized below for your reference, illustrates that the annualized operating expense ratio for Opportunity and the pro forma annualized operating expense ratio for the Combined Fund were both lower than the annualized operating expense ratio of Micro-Cap Opportunity.

Summary Information Regarding Annual Fund Operating Expenses*
	Royce Micro-Cap Opportunity Fund	Royce Opportunity Fund	Pro Forma Combined Fund (Assumes Completion of Reorganization)
Investment Class
Total annual Fund operating expenses prior to fee waivers and/or expense reimbursements	1.32%	1.20%	1.20%
Total annual Fund operating expenses after fee waivers and/or expense reimbursements	1.24%	1.20%	1.20%
* The summary information above is consistent with annual fund operating expense information provided by Royce to the Board at its December 13, 2018 meeting. The annualized expense ratios for Micro-Cap Opportunity and Opportunity provided by Royce to the Board were based on their respective operating expenses and average net assets for the nine-month period ended September 30, 2018, as adjusted to give effect to any contractual annual expense caps that were in effect during that period. The pro forma fees and expenses for the Combined Fund provided by Royce to the Board further assumed that the Reorganization became effective on September 30, 2018.

Royce also provided the Trustees with information regarding the average annual total returns achieved by Micro-Cap Opportunity and Opportunity for the three-, nine-month, one-, three-, and five-year periods ended September 30, 2018. Such information illustrated that Opportunity outperformed Micro-Cap Opportunity during the three-month, three-, and five-year periods ended September 30, 2018 while Micro-Cap Opportunity achieved higher average annual total returns than Opportunity for the relevant nine-month and one-year periods. Detailed information regarding the investment performance achieved by each of Micro-Cap Opportunity and Opportunity for certain periods ended December 31, 2018 is set forth in the Prospectus/Proxy Statement under the heading “Comparison of Royce Micro-Cap Opportunity Fund and Royce Opportunity Fund.” Past performance is no guarantee of future results.

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Royce also noted to the Trustees that fees and expenses resulting from the Reorganization, including, without limitation, proxy solicitation costs and legal and audit fees, will be paid by Royce. Royce further noted to the Trustees that neither Micro-Cap Opportunity nor Opportunity had any capital loss carryforwards as of September 30, 2018. Finally, Royce noted to the Trustees that it is a condition to the closing of the Reorganization that Micro-Cap Opportunity and Opportunity receive an opinion of special tax counsel to the Trust substantially to the effect that the exchange of shares pursuant to the Plan would not result in a taxable gain or loss for U.S. federal income tax purposes for Micro-Cap Opportunity or its shareholders.

The Trustees, including a majority of the Independent Trustees, after considering the foregoing matters, unanimously concluded that the interests of existing shareholders of each of Micro-Cap Opportunity and Opportunity would not be diluted as a result of the consummation of the Plan and that the consummation of the Plan is in the best interests of each of Micro-Cap Opportunity and Opportunity. The determinations were made on the basis of each Trustee’s business judgment after consideration of all of the relevant factors taken as a whole, though individual Trustees may have placed different weight on various factors and assigned different degrees of materiality to various conclusions.

FOR THE REASONS DISCUSSED ABOVE, THE BOARD, ON BEHALF OF MICRO-CAP OPPORTUNITY, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PLAN.

U.S. Federal Income Tax Consequences of the Reorganization
The following is a general summary of the material anticipated U.S. federal income tax consequences of the Reorganization. The discussion is based upon the Code, Treasury regulations, court decisions, published positions of the IRS and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). The discussion is limited to U.S. persons who hold shares of Micro-Cap Opportunity as capital assets for U.S. federal income tax purposes. This summary does not address all of the U.S. federal income tax consequences that may be relevant to a particular shareholder or to shareholders who may be subject to special treatment under U.S. federal income tax laws. No ruling has been or will be obtained from the IRS regarding any matter relating to the Reorganization. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects described below. Shareholders must consult their own tax advisers as to the U.S. federal income tax consequences of the Reorganization, as well as to the effects of state, local and non-U.S. tax laws.

It is a condition to closing the Reorganization that Micro-Cap Opportunity and Opportunity receive an opinion from Sidley Austin LLP, special U.S. federal income tax counsel to the Trust, dated as of the Closing Date, that the Reorganization will be a “reorganization” within the meaning of Section 368(a) of the Code and that each of Micro-Cap Opportunity and Opportunity will be a “party to a reorganization” within the meaning of Section 368(b) of the Code. As such a reorganization, the U.S. federal income tax consequences of the Reorganization can be summarized as follows:

•	No gain or loss will be recognized by Micro-Cap Opportunity upon (i) the transfer of substantially all of the assets of Micro-Cap Opportunity to Opportunity in exchange for the assumption by Opportunity of substantially all of the liabilities of Micro-Cap Opportunity and shares of Opportunity or (ii) the distribution of Opportunity shares by Micro-Cap Opportunity to its shareholders in exchange for their Micro-Cap Opportunity shares, except for any gain or loss that may be required to be recognized solely as a result of the close of Micro-Cap Opportunity’s taxable year due to the Reorganization or as a result of the transfer of any stock in a passive foreign investment company as defined in Section 1297(a) of the Code;
•	No gain or loss will be recognized by Opportunity upon the receipt of substantially all of the assets of Micro-Cap Opportunity solely in exchange for the issuance of Opportunity shares to Micro-Cap Opportunity and the assumption of substantially all of the liabilities of Micro-Cap Opportunity by Opportunity, except for certain adjustments that may be required to be made solely as a result of the close of Micro-Cap Opportunity’s taxable year due to the Reorganization or as a result of gain recognized on the transfer of certain assets of Micro-Cap Opportunity;
•	The tax basis of the assets of Micro-Cap Opportunity acquired by Opportunity will be the same as the tax basis of those assets in the hands of Micro-Cap Opportunity immediately before the transfer, except for certain adjustments that may be required to be made solely as a result of the close of Micro-Cap Opportunity’s taxable year due to the Reorganization or as a result of gain recognized on the transfer of certain assets of Micro-Cap Opportunity;
•	The tax holding period of the assets of Micro-Cap Opportunity in the hands of Opportunity will include Micro-Cap Opportunity’s tax holding period for those assets, except for any assets which may be marked to market for U.S. federal income tax purposes on the termination of Micro-Cap Opportunity’s taxable year or on which gain was recognized on the transfer to Opportunity;
•	Micro-Cap Opportunity shareholders will not recognize any gain or loss upon the exchange of their Micro-Cap Opportunity shares solely for Opportunity shares as part of the Reorganization;
•	The tax basis of Opportunity shares received by Micro-Cap Opportunity shareholders in the Reorganization will be the same as the tax basis of their Micro-Cap Opportunity shares surrendered in the exchange; and
•	The tax holding period of Opportunity shares that Micro-Cap Opportunity shareholders receive will include the tax holding period of Micro-Cap Opportunity shares surrendered in the exchange, provided that such shareholders held Micro-Cap Opportunity shares as capital assets on the date of the exchange.

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The opinion of Sidley Austin LLP will be based on U.S. federal income tax law in effect on the Closing Date. In rendering its opinion, Sidley Austin LLP will also rely upon certain representations of the management of Opportunity and Micro-Cap Opportunity and assume, among other things, that the Reorganization will be consummated in accordance with the operative documents. An opinion of counsel is not binding on the IRS or any court.

The Trust intends that Opportunity continue to be taxed under the rules applicable to regulated investment companies as defined in Section 851 of the Code, which are the same rules currently applicable to Opportunity and Micro-Cap Opportunity and their respective shareholders.

Shareholders of Micro-Cap Opportunity should note that, if necessary, in accordance with the Fund’s policy of distributing its investment company taxable income and net capital gains for each taxable year in order to qualify for favorable tax treatment as a regulated investment company and avoid federal income and excise tax at the fund level, Micro-Cap Opportunity will declare and pay a distribution of any such previously undistributed income and gains to its shareholders at or immediately prior to the Reorganization. Such distribution will be taxable to shareholders of Micro-Cap Opportunity.

Micro-Cap Opportunity does not currently expect to sell or otherwise dispose of any investments in a significant amount prior to the implementation of the Reorganization, except pursuant to transactions made in the ordinary course of business or with respect to investments that are not freely transferable or are otherwise restricted. The tax consequences of any sales of portfolio securities by Micro-Cap Opportunity prior to the Reorganization will depend on the difference between the price at which such securities are sold and the basis of Micro-Cap Opportunity in such securities. Any capital gains recognized in these sales on a net basis will be distributed to shareholders of Micro-Cap Opportunity prior to the Reorganization as capital gain dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains). Such distributions will be taxable to shareholders of Micro-Cap Opportunity.

Shareholders of Micro-Cap Opportunity may redeem their shares at any time prior to the closing of the Reorganization. Generally, these are taxable transactions. Shareholders should consult with their own tax advisers regarding potential transactions.

Rights of Shareholders of Micro-Cap Opportunity and Opportunity
Because the Funds are organized as separate series of the same Delaware statutory trust (i.e., The Royce Fund), the substantive legal and voting rights of shareholders of Micro-Cap Opportunity under the Trust Instrument of the Trust are identical to those of Opportunity shareholders. No sales charges, redemption fees, or other fees will be assessed to shareholders of Micro-Cap Opportunity in connection with their receipt of the Opportunity Shares as part of the Reorganization. Holders of Investment Class shares of Micro-Cap Opportunity and Opportunity also will not be subject to any redemption fees in connection with any redemptions of their Investment Class shares of the Combined Fund that are made within the first 30 days after the completion of the Reorganization.

Pro Forma Capitalization for Reorganization
The following tables set forth: (i) the capitalization of the Investment Class shares of Micro-Cap Opportunity as of December 31, 2018; (ii) the capitalization of the Investment Class shares of Opportunity as of December 31, 2018; and (iii) the unaudited pro forma capitalization of the Investment Class shares of the Combined Fund assuming completion of the Reorganization on December 31, 2018.

The pro forma capitalization information below is unaudited and for informational purposes only. No assurance can be given as to how many shares of Opportunity will be received by Micro-Cap Opportunity shareholders in connection with the Reorganization. The pro forma capitalization information should not be relied upon to reflect the number of shares of Opportunity that actually will be received by Micro-Cap Opportunity shareholders in connection with the Reorganization.

Investment Class
	Royce Micro- Cap Opportunity Fund	Royce Opportunity Fund	Pro Forma Adjustments	Pro Forma Combined Fund Assuming Completion of Reorganization (Unaudited)(1)
Net assets	$18,188,408	$557,003,458		$575,191,866
Total shares outstanding	1,531,707	56,123,037	1,833,509 (2)	57,956,546
Net asset value per share	$11.87	$9.92		$9.92

(1) Assumes the Reorganization had taken place on December 31, 2018.
(2) Reflects the change in Investment Class shares of Opportunity after giving effect to the distribution of Investment Class shares of Opportunity to Micro-Cap Opportunity shareholders as if the Reorganization had taken place on December 31, 2018.

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COMPARISON OF ROYCE MICRO-CAP OPPORTUNITY FUND AND ROYCE OPPORTUNITY FUND

Investment Objectives, Principal Investment Policies and Strategies, Principal Investment Risks, and Certain Fundamental Investment Restrictions and Operating Policies of Micro-Cap Opportunity and Opportunity
This section describes the investment objectives, principal investment policies and strategies, principal investment risks, and certain fundamental investment restrictions and operating policies of Micro-Cap Opportunity and Opportunity and the differences between them.

Investment Objectives. The investment objectives of Micro-Cap Opportunity and Opportunity are identical. The investment objective of each of Micro-Cap Opportunity and Opportunity is to seek long-term growth of capital.

Principal Investment Policies and Strategies. As set forth in the table below, the principal investment policies and strategies of Micro-Cap Opportunity are substantially similar to those of Opportunity.

Royce Micro-Cap Opportunity Fund	Royce Opportunity Fund
Normally, the Fund invests at least 80% of its net assets in equity securities of micro-cap companies with stock market capitalizations up to $1 billion.	Normally, the Fund invests at least 65% of its net assets in equity securities.

    •    Uses an opportunistic approach to invest in a limited number (generally less than 100) of micro-cap companies with low Price-to-Book and Price-to-Sales ratios.
    •    Companies are categorized into one of four themes: Turnarounds, Unrecognized
         Asset Values, Undervalued Growth, and Interrupted Earnings.
    •    Seeks to identify a catalyst for future earnings growth in the form of new management, more favorable business cycle, product innovation, and/or margin improvement.

• Uses an opportunistic approach to invest in small- and micro-cap companies with low Price-to-Book and Price-to-Sales ratios.
    •    Companies are categorized into one of four themes: Turnarounds, Unrecognized
          Asset Values, Undervalued Growth, and Interrupted Earnings.
    •    Seeks to identify a catalyst for future earnings growth in the form of new management, more favorable business cycle, product innovation, and/or margin improvement.
    •    Although the Fund normally focuses on securities of companies with stock market capitalizations up to $3 billion, it may, in certain market environments, invest an equal or greater percentage of its assets in securities of larger-cap companies.
Although the Fund normally focuses on securities of U.S. companies, it may invest up to 25% of its net assets (measured at the time of investment) in securities of companies headquartered in foreign countries. The Fund does not expect to purchase or sell foreign currencies to hedge against declines in the U.S. dollar or to lock in the value of any foreign securities that it purchases.	The Fund may not, as a matter of operating policy, invest more than 10% of its net assets (measured at the time of investment) in securities of companies headquartered in foreign countries. The Fund does not expect to purchase or sell foreign currencies to hedge against declines in the U.S. dollar or to lock in the value of any foreign securities that it purchases.

Overall, Micro-Cap Opportunity and Opportunity are similar to one another in that they:

•	have identical investment objectives (i.e., long-term growth of capital);

•	use a bottom-up, value investment approach;

•	invest a substantial portion of their respective assets in the equity securities of U.S. issuers;

•	have the same portfolio managers (i.e., William A. Hench, Robert Kosowsky, and Suzanne Franks); and

•	do not expect to engage in hedging transactions to protect against declines in the U.S. dollar or to lock in the value of their foreign security holdings.

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Micro-Cap Opportunity and Opportunity, however, differ from one another in certain ways. For example, the Funds focus on overlapping yet distinct market capitalization segments within the equity securities market. Pursuant to its investment policies, Micro-Cap Opportunity must normally invest at least 80% of its net assets in micro-cap companies (i.e., those with stock market capitalizations up to $1 billion). Opportunity, on the other hand, normally focuses on securities of companies with stock market capitalizations up to $3 billion, but may, in certain market environments, invest an equal or greater percentage of its assets in securities of larger-cap companies under its investment policies. As a result of the potential difference in market cap focus permitted by their respective investment policies, the Funds have different benchmark indexes, with the Russell Microcap Index and the Russell 2000 Index serving as the primary and secondary benchmark indexes, respectively, for Micro-Cap Opportunity and the Russell 2000 Index and the Russell 2000 Value Index serving as the primary and secondary benchmark indexes, respectively, for Opportunity. In addition, Opportunity’s geometric average market capitalization as of December 31, 2018 was more than 2 times larger than that of Micro-Cap Opportunity (i.e., approximately $727 million for Opportunity compared to approximately $319 million for Micro-Cap Opportunity). The Funds are also different from one another in that Micro-Cap Opportunity normally invests in a limited number (generally less than 100) of issuers while Opportunity normally has a more broadly diversified portfolio in terms of number of holdings. As of December 31, 2018, Micro-Cap Opportunity and Opportunity had 82 portfolio holdings and 273 portfolio holdings, respectively. Finally, the Funds’ investment policies allow Micro-Cap Opportunity to invest a larger percentage of its net assets (measured at the time of investment) in securities of companies headquartered in foreign countries than Opportunity (i.e., 25% foreign securities limit for Micro-Cap Opportunity compared to a 10% foreign securities limit for Opportunity). Notwithstanding its current ability to invest a larger percentage of its net assets in foreign securities than Opportunity, Micro-Cap Opportunity allocated proportionally less of its net assets to such securities than did Opportunity as of December 31, 2018 (i.e., 1.1% for Micro-Cap Opportunity compared to 4.3% for Opportunity).

Principal Investment Risks. Overall, Micro-Cap Opportunity and Opportunity are subject to similar principal investment risks due to their bottom-up, value investment approaches and their focus on U.S. equity securities. However, Micro-Cap Opportunity’s investment in a limited number of issuers may, however, involve more risk than Opportunity because Micro-Cap Opportunity may be more susceptible to any single corporate, economic, political, regulatory, or market event.

Principal Investment Risks	Royce Micro-Cap Opportunity Fund	Royce Opportunity Fund
Market Risk. As with any mutual fund that invests in common stocks, the Fund is subject to market risk—the possibility that common stock prices will decline over short or extended periods of time. As a result, the value of your investment in the Fund will fluctuate, sometimes sharply and unpredictably, and you could lose money over short or long periods of time.

Royce’s estimate of a company’s current worth also may prove to be inaccurate, or this estimate may not be recognized by other investors, which could lead to portfolio losses. Securities in the Fund’s portfolio may not increase as much as the market as a whole and some securities may continue to be undervalued for long periods of time. Investments in the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.	Yes	Yes
Risks of Investing in Smaller-Company Securities. The prices of securities with smaller market capitalizations are generally more volatile than those of larger-cap securities. In addition, because these securities tend to have significantly lower trading volumes than larger-cap securities, the Fund may have difficulty selling holdings or may only be able to sell holdings at prices substantially lower than what Royce believes they are worth. Such companies may also have limited markets, financial resources or product lines, may lack management depth, and may be more vulnerable to adverse business or market developments. Therefore, the Fund may involve considerably more risk of loss and its returns may differ significantly from funds investing in larger-cap companies or other asset classes.	Yes*	Yes*
Investment in a Limited Number of Issuers. The Fund’s investment in a limited number of issuers may involve more risk to investors than a more broadly diversified portfolio of because it may be more susceptible to any single corporate, economic, political, regulatory, or market event.	Yes	No
Industry and Sector Overweights. The Fund’s potential industry and sector overweights may involve more risk to investors than a more broadly diversified portfolio of securities because it may be more susceptible to any single corporate, economic, political, regulatory, or market event.	Yes	Yes

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Foreign Securities Risk. In addition to general market risk, foreign securities may be subject to different risks than investments in U.S. securities, including adverse political, social, economic, or other developments that are unique to a particular country or region. Prices of foreign securities in particular countries or regions may, at times, move in a different direction and/or be more volatile than those of U.S. securities. The Fund’s investments are usually denominated in or tied to the currencies of the countries in which they are primarily traded. Because the Fund does not intend to hedge its foreign currency exposure, the U.S. dollar value of the Fund’s investments may be harmed by declines in the value of foreign currencies in relation to the U.S. dollar. This may occur even if the value of the investment in the currency’s home country has not declined.	Yes	Yes
* The prices of equity securities of companies with stock market capitalizations up to $1 billion are generally more volatile than those of equity securities of companies with larger stock market capitalizations. As a result, an investment in Micro-Cap Opportunity may involve more risk of loss and its returns may differ from Opportunity to the extent Micro- Cap Opportunity invests, relative to Opportunity, a greater portion of its assets in the equity securities of companies with stock market capitalizations up to $1 billion while Opportunity invests, relative to Micro-Cap Opportunity, a greater portion of its assets in the equity securities of companies with stock market capitalizations greater than $1 billion.

Certain Fundamental Investment Restrictions and Operating Policies. Referenced below are certain fundamental investment restrictions and operating policies of Micro-Cap Opportunity and Opportunity. Neither Fund’s fundamental investment restrictions may be changed without the approval of the Board and a “majority of the outstanding voting securities” of the relevant Fund, which is defined in the 1940 Act as the lesser of: (i) 67% or more of the shares of the Fund present at a shareholders’ meeting, if the holders of more than 50% of the outstanding shares of such Fund are present or represented by proxy at such meeting; or (ii) more than 50% of the outstanding shares of the Fund. Operating policies, on the other hand, may be changed by the Board without shareholder approval. The fundamental investment restrictions and operating policies of Micro-Cap Opportunity and Opportunity are substantially similar except as noted in the table immediately below.

Investment Policy	Royce Micro-Cap Opportunity Fund	Royce Opportunity Fund
Illiquid and Restricted Securities	While Micro-Cap Opportunity is not subject to a fundamental investment restriction with respect to its investments in illiquid securities (i.e., securities for which market quotations are not readily available), including restricted securities (i.e., securities that are subject to contractual or legal restrictions on resale to the general public or to certain institutions), it is, however, subject to an operating policy that limits its investments in restricted securities to no more than 15% of its net assets.	Pursuant to its fundamental investment restrictions, Opportunity may invest up to 15% of its net assets in illiquid securities (i.e., securities for which market quotations are not readily available), including restricted securities (i.e., securities that are subject to contractual or legal restrictions on resale to the general public or to certain institutions).
Foreign Securities and Developing Country Securities	While Micro-Cap Opportunity is not subject to a fundamental investment restriction with respect to its investments its investments in the securities of companies headquartered in foreign countries (i.e., foreign securities) it is, however, subject to an operating policy that limits its investments in foreign securities to no more than 25% of its net assets. In addition, Micro-Cap Opportunity may not, as a matter of operating policy, invest more than 5% of its net assets in the securities of companies headquartered in developing countries.	Although Opportunity may invest up to 25% of its total assets in the securities of companies headquartered in foreign countries (i.e., foreign securities) pursuant to its fundamental investment restrictions, it is subject to an operating policy that limits its investments in foreign securities to no more than 10% of its assets. Subject to the foregoing, Opportunity is not subject to a specific fundamental investment restriction or operating policy with respect to its investments in the securities of companies headquartered in developing countries.
Purchasing Securities on Margin, Writing Call Options on Portfolio Securities, and Selling Securities Short	Pursuant to its fundamental investment restrictions, Micro-Cap Opportunity may not purchase securities on margin. While Micro-Cap Opportunity is not subject to any fundamental investment restrictions with respect to writing call options on its portfolio securities and selling securities short, it may not take such actions pursuant to its operating policies.	Pursuant to its fundamental investment restrictions, Opportunity may not purchase securities on margin, write call options on its portfolio securities, or sell securities short.
Borrowings	Although Micro-Cap Opportunity may borrow from banks in an amount not to exceed one-third of the value of its total assets pursuant to its fundamental investment restrictions, it may, as a matter of operating policy, only borrow money from banks as a temporary measure for extraordinary or emergency purposes in an amount not exceeding 5% of its total assets.	Pursuant to its fundamental investment restrictions, Opportunity may borrow money only from banks as a temporary measure for extraordinary or emergency purposes in an amount not exceeding 5% of its total assets.

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Pursuant to their operating policies, Micro-Cap Opportunity and Opportunity also may invest without limit in short-term fixed income securities for temporary defensive purposes. If either Fund should implement such a temporary investment policy, such policy would be inconsistent with its investment goal and the Fund may not achieve its investment goal while that policy is in effect. In addition, Micro-Cap Opportunity and Opportunity also may invest in short-term fixed income securities in order to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions under their operating policies.

Investment Performance of Micro-Cap Opportunity
The following performance information provides an indication of the risks of investing in Micro-Cap Opportunity. Past performance does not indicate how Micro-Cap Opportunity will perform in the future. The Calendar Year Total Returns chart shows performance of the Fund’s Investment Class shares year by year since the Fund’s inception. The Annualized Total Returns table shows how the average annual total returns of Micro-Cap Opportunity for various periods compare with those of the Russell Microcap Index, the Fund’s primary benchmark index, and the Russell 2000 Index, the Fund’s secondary benchmark index.

During the period shown in the bar chart, the highest return for a calendar quarter was 18.10% (quarter ended 3/31/12) and the lowest return for a calendar quarter was -26.25% (quarter ended 9/30/11).

The table also presents the impact of taxes on the returns of the Investment Class shares of Micro-Cap Opportunity. In calculating these figures, it was assumed that the shareholder was in the highest federal income tax bracket in effect at the time of each distribution of income or capital gains. The impact of state or local income taxes was not considered. Your after-tax returns depend on your tax situation, so they may differ from the returns shown. This information does not apply if your investment is in an individual retirement account (IRA), a 401(k) plan, or is otherwise tax deferred, because such accounts are subject to income taxes only upon distribution. Current month-end performance information may be obtained at www.roycefunds.com or by calling Investor Services at 1-800-221-4268.

Annualized Total Returns As of 12/31/18 (%)
	1 YEAR	5 YEAR	SINCE INCEPTION (8/31/10)
Investment Class[1]
Return Before Taxes	-14.01	1.23	10.14
Return After Taxes on Distributions	-20.23	-0.84	8.14
Return After Taxes on Distributions and Sale of Fund Shares	-3.35	1.05	8.01
Russell Microcap Index (Reflects no deductions for fees, expenses, or taxes)	-13.08	3.08	11.41
Russell 2000 Index (Reflects no deductions for fees, expenses, or taxes)	-11.01	4.41	11.68
[1] Certain immaterial adjustments were made to the net assets of Micro-Cap Opportunity at 12/31/17 for financial reporting purposes, and as a result the calendar year total returns based on those net asset values differ from the adjusted net values and calendar year total returns reported in the Financial Highlights.

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Investment Performance of Opportunity
The following performance information provides an indication of the risks of investing in Opportunity. Past performance does not indicate how Opportunity will perform in the future. The Calendar Year Total Returns chart shows performance year by year over the last ten years (Investment Class used for illustrative purposes —returns differ by Class). The Annualized Total Returns table shows how the average annual total returns of Opportunity for various periods compare with those of the Russell 2000 Index, the Fund’s primary benchmark index, and the Russell 2000 Value Index, the Fund’s secondary benchmark index.

During the period shown in the bar chart, the highest return for a calendar quarter was 36.91% (quarter ended 6/30/09) and the lowest return for a calendar quarter was -28.01% (quarter ended 9/30/11).

The table also presents the impact of taxes on the returns of Opportunity (Investment Class again used for illustrative purposes; after tax returns differ by Class). In calculating these figures, it was assumed that the shareholder was in the highest federal income tax bracket in effect at the time of each distribution of income or capital gains. The impact of state or local income taxes was not considered. Your after-tax returns depend on your tax situation, so they may differ from the returns shown. This information does not apply if your investment is in an individual retirement account (IRA), a 401(k) plan, or is otherwise tax deferred, because such accounts are subject to income taxes only upon distribution. Current month-end performance information may be obtained at www.roycefunds.com or by calling Investor Services at 1-800-221-4268.

Annualized Total Returns As of 12/31/18 (%)
	1 YEAR	5 YEAR	10 YEAR
Investment Class
Return Before Taxes	-19.97	1.73	13.73
Return After Taxes on Distributions	-21.75	-0.75	11.94
Return After Taxes on Distributions and Sale of Fund Shares	-10.61	1.31	11.54
Russell 2000 Index (Reflects no deductions for fees, expenses, or taxes)	-11.01	4.41	11.97
Russell 2000 Value Index (Reflects no deductions for fees, expenses, or taxes)	-12.86	3.61	10.4

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Management of Micro-Cap Opportunity and Opportunity

Investment Adviser. Royce & Associates, LP is the investment adviser for Micro-Cap Opportunity and Opportunity and is responsible for the management of their respective assets. Royce has been investing in smaller-company securities with a value approach for more than 40 years. Its offices are located at 745 Fifth Avenue, New York, NY 10151.

Portfolio Managers for Micro-Cap Opportunity, Opportunity, and Combined Fund. William A. Hench is the portfolio manager for each of Micro-Cap Opportunity and Opportunity. Mr. Hench is assisted by Portfolio Managers Robert Kosowsky and Suzanne Franks on both Micro-Cap Opportunity and Opportunity. With respect to Micro-Cap Opportunity, Mr. Hench has been portfolio manager since the Fund’s inception. With respect to Opportunity, Mr. Hench became portfolio manager in 2013 and was previously the Fund’s assistant portfolio manager (2004-2013). Mr. Kosowsky became assistant portfolio manager for each of Micro-Cap Opportunity and Opportunity on October 1, 2018. Ms. Franks became assistant portfolio manager for each of Micro-Cap Opportunity and Opportunity on October 15, 2018. An assistant portfolio manager may have investment discretion over a portion of the Fund’s portfolio, subject to supervision by the Fund’s portfolio manager(s). It is currently expected that Messrs. Hench and Kosowsky and Ms. Franks will continue in their respective roles for Opportunity assuming completion of the Reorganization. Additional information about the compensation of the Funds’ portfolio managers, other accounts managed by such portfolio managers, and the portfolio managers’ ownership of securities in the Funds and any other series of the Trust they manage is included in the SAI.

Investment Advisory Services Provided to Micro-Cap Opportunity, Opportunity, and Combined Fund by Royce. Royce receives advisory fees monthly as compensation for its services to Micro-Cap Opportunity and Opportunity. The annual rates of these fees, before any waiver or expense reimbursements to cap the expense ratios for certain Fund share classes at specified levels as shown in this Prospectus/Proxy Statement under the heading “Fees and Expenses for Royce Micro-Cap Opportunity Fund Shareholders,” are set forth in the table below.

Royce Micro-Cap Opportunity Fund	Royce Opportunity Fund
1.00% of the first $2,000,000,000 0.95% of the next $1,000,000,000 0.90% of the next $1,000,000,000 0.85% of any additional average net assets	1.00% of the first $2,000,000,000 0.95% of the next $1,000,000,000 0.90% of the next $1,000,000,000 0.85% of any additional average net assets

Other Service Providers for Micro-Cap Opportunity, Opportunity, and Combined Fund. Royce Fund Services, LLC serves as the distributor for the shares of Micro-Cap Opportunity and Opportunity. State Street Bank and Trust Company is the custodian of the securities, cash, and other assets of each of the Funds. DST Asset Manager Solutions, Inc. serves as the transfer agent for Micro-Cap Opportunity and Opportunity. It is currently expected that such firms will continue in their respective roles for the Combined Fund assuming completion of the Reorganization.

Financial Highlights for Micro-Cap Opportunity and Opportunity
This table is intended to help you understand the financial performance for the past five years of the Investment Class shares of each of Micro-Cap Opportunity and Opportunity. The table reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the relevant Fund (assuming reinvestment of all distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Fund’s financial statements, is included in the Annual Report, which is available at www.roycefunds.com or upon request.

												Ratio of Expenses to Average Net Assets

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments and Foreign Currency	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers, Expense Reimbursements and Balance Credits	Prior to Fee Waivers and Expense Reimbursements	Net of Fee Waivers and Expense Reimbursements	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Royce Micro-Cap Opportunity Fund–Investment Class
2018	$19.76	$(0.19)	$(2.20)	$(2.39)	$–	$(5.50)	$(5.50)	$–	$11.87	(13.96)%	$18,188	1.32%	1.32%	1.24%	(0.92)%	52%

2017	17.19	(0.14)	4.38	4.24	–	(1.67)	(1.67)	–	19.76	24.92	45,992	1.28	1.28	1.24	(0.75)	70

2016	13.88	(0.08)	3.39	3.31	–	–	–	–	17.19	23.85	45,135	1.30	1.30	1.24	(0.55)	83

2015	16.52	(0.09)	(2.55)	(2.64)	–	(0.00)	(0.00)	–	13.88	(15.98)	34,437	1.39	1.39	1.25	(0.58)	105

2014	17.93	(0.11)	(0.81)	(0.92)	–	(0.51)	(0.51)	0.02	16.52	(4.97)	18,221	1.56	1.56	1.28	(0.60)	131

Royce Opportunity Fund–Investment Class
2018	$13.58	$(0.04)	$(2.61)	$(2.65)	$–	$(1.01)	$(1.01)	$–	$9.92	(19.97)%	$557,003	1.20%	1.20%	1.20%	(0.30)%	47%

2017	12.85	(0.04)	2.79	2.75	–	(2.02)	(2.02)	–	13.58	21.88	805,660	1.18	1.18	1.18	(0.28)	43

2016	10.57	(0.02)	3.19	3.17	–	(0.89)	(0.89)	–	12.85	29.86	751,184	1.19	1.19	1.19	(0.18)	26

2015	13.46	(0.03)	(1.80)	(1.83)	–	(1.06)	(1.06)	–	10.57	(13.57)	746,052	1.17	1.17	1.17	(0.27)	27

2014	15.54	(0.05)	(0.09)	(0.14)	–	(1.94)	(1.94)	–	13.46	(0.48)	1,284,044	1.14	1.14	1.14	(0.30)	36

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ADDITIONAL INFORMATION ABOUT THE FUNDS

How to Purchase and Sell Fund Shares
The minimum initial investments for Investment Class shares of the Funds purchased directly from the Trust are set forth in the table below.

ACCOUNT TYPE	MINIMUM
Regular Account	$2,000
IRA	$1,000
Automatic Investment or Direct Deposit Plan Accounts	$1,000
401(k) Accounts	None

The minimum for subsequent investments is $50, regardless of account type.

You may sell shares in your account at any time and make requests online, by telephone, and by mail. You may also purchase or sell Fund shares through a third party, such as a discount or full-service broker-dealer, bank, or other financial intermediary.

Tax Information
Each Fund intends to make distributions that are expected to be taxable to you as ordinary income or capital gains unless your investment is in an individual retirement account (IRA), a 401(k) plan, or is otherwise tax deferred. Please see the information in this section under the sub-heading “Dividends, Distributions, and Taxes” for more details.

Financial Intermediary Compensation
If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Distribution Arrangements
RFS distributes the Funds’ shares pursuant to the terms of its distribution agreements with the Funds. If you purchase Fund shares through a third party, such as a discount or full-service broker-dealer, bank, or other financial intermediary, or through a firm that provides recordkeeping and other shareholder services to employee benefit plans (“Retirement Plan Recordkeepers”), the shares may be held in the name of that party on the Fund’s books. RFS and/or Royce may compensate broker-dealers, Retirement Plan Recordkeepers, and other financial intermediaries that introduce investors to the Fund, provide the opportunity to distribute the Fund through their sales personnel, provide access to their sales personnel and branch offices, and/or provide certain administrative services to their customers who own Fund shares. These payments are sometimes referred to as “revenue sharing.” In addition, the Board has authorized the Funds to compensate such third parties to the extent the Board has determined that any of the services which these parties render to a Fund are non-distribution-related shareholder services, including recordkeeping and account maintenance services.

Payments to third parties (each, a “financial intermediary”) may: (i) be substantial to any given financial intermediary, (ii) be more or less than the payments received by a financial intermediary with respect to other mutual funds, and (iii) exceed the costs and expenses incurred by the financial intermediary for any servicing activities in respect of the Funds. Revenue sharing arrangements are separately negotiated between Royce and/or its affiliates and the financial intermediaries receiving these payments.

Revenue sharing and shareholder servicing payments may influence financial intermediaries to recommend or sell a Fund over other mutual funds. You may ask your financial intermediary about these differing interests and how the financial intermediary and its employees and associated persons are compensated for administering your Fund investment. Revenue-sharing and shareholder servicing payments may benefit Royce to the extent that the payments result in more assets, on which fees are charged by Royce, being invested in a Fund.

Additional Information About Purchasing Shares
If you purchase Fund shares through a third party, such as a discount or full-service broker-dealer, bank, or other financial intermediary, or through Retirement Plan Recordkeepers, share class eligibility, investment minimums, commissions, fees, policies and procedures may differ from those described in this Prospectus/Proxy Statement. Such third parties may initiate an exchange Fund shares of one class held by you for shares of another class of that Fund in order to ensure compliance with such eligibility requirements, policies, and procedures. For example, such an exchange may be initiated by a third party (and not by a Fund or RFS) in the event Fund shares come to be held in connection with different type of program (e.g., investment advisory vs. brokerage) offered by such third party. Such exchanges would be effected solely on the basis of the relative net asset values of the respective shares to be exchanged without the imposition of any sales charges by the Fund or RFS. The class of shares received by you in such an exchange may be subject to higher fees and expenses than the class of shares held by you immediately prior to such exchange.

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The Trust reserves the right both to suspend the offering of either Fund’s shares to new investors and to reject any specific purchase request. The Funds do not offer their shares for sale outside of the United States.

The Trust reserves the right to reinvest the proceeds from any dividends from net investment income, distributions from net realized capital gains, or redemptions of shares which a shareholder has chosen to receive by check if the check remains uncashed for more than 180 days. No interest will accrue on the amount of such uncashed checks, which will be reinvested in additional shares of the applicable Fund at the net asset value per share at the time of the reinvestment. If a shareholder has chosen to receive distributions in cash and a check remains uncashed for more than 180 days, subsequent dividends and distributions may be reinvested automatically in additional shares of the applicable Fund. In addition, a shareholder’s participation in an automatic withdrawal plan may be terminated if a check remains uncashed. These policies may be waived for closed accounts as well as for certain retirement or other qualified plans.

Additional Information About Redeeming Shares
You may redeem shares in your account at any time. The Funds, however, are intended primarily for long-term investment purposes and are not intended to provide a means of speculating on short-term market movements. Please see the information in this section under the sub-heading “Frequent Trading of Fund Shares” for more details.

Early Redemption Fee on Investment Class Shares
In order to discourage short-term trading, the Trust assesses an early redemption fee of 1% on redemptions of the Investment Class shares of either Fund that you held for less than 30 days. Each fee is payable to the relevant Fund out of the proceeds otherwise payable to you.

The “first-in, first-out” method is used to determine the holding period by comparing the date of the redemption with the earliest dates of the share purchases in an account. For accounts registered on the books of the Funds’ transfer agent, the anniversary day of an account transaction determines the 30-day holding period, so that if you purchased a Fund’s shares on March 30, 2019, these shares would be subject to the fee if you were to redeem them prior to May 2, 2019.

You will incur no fee on shares that you acquire through distribution reinvestment. The redemption fee will apply to shares that you exchange into another series of the Trust. The following types of shareholders and accounts are exempt from the early redemption fee: participants in Automatic Investment or Withdrawal Plans, retirement plans, certain pre-approved group investment plans and charitable organizations, and omnibus or similar account customers of certain pre-approved broker-dealers and other institutions.

Other Redemption Information
The Funds will normally make redemptions in cash for shareholders who hold shares that are registered in their own name. Each Fund typically expects to send (via check, wire, or ACH) redemption payments to such shareholders within two business days after the transfer agent’s receipt of a redemption request in Good Order (as defined below). For accounts held through financial intermediaries, the length of time that a Fund typically expects to pay redemption proceeds depends, in part, on the terms of the agreement in place between the financial intermediary and the Fund. For redemption proceeds for intermediary-held accounts that are paid either directly to you from a Fund or to your financial intermediary for transmittal to you, the Fund typically expects to make payments by wire, by ACH, or by issuing a check on the next business day following receipt of a redemption request in Good Order. Redemption requests that are processed through investment professionals that utilize the National Securities Clearing Corporation will generally settle one to three business days following receipt of a redemption request in Good Order. The financial intermediary, if applicable, is responsible for transmitting redemption proceeds to shareholders. Under certain circumstances and when deemed to be in the best interest of a Fund, redemption proceeds may take up to seven calendar days to be sent after receipt of a redemption request in Good Order. In addition, with respect to investors redeeming shares that were purchased by check or through ACH, redemption proceeds may not be sent until payment for the entire purchase is collected, which may take up to 15 calendar days.

The Funds typically expect to satisfy redemption requests either by using available cash (or cash equivalents) or by selling portfolio securities. The Funds may use other methods to satisfy redemption requests, including using a line of credit or participating in an interfund lending program in reliance on exemptive relief from the SEC. These methods may be used during both normal and stressed market conditions.

In addition to paying redemption proceeds in cash, the Trust reserves the right to satisfy a shareholder’s redemption request under certain circumstances by effecting a redemption-in-kind through a pro rata distribution of a Fund’s portfolio securities (allowing for adjustments to prevent distributions of restricted shares, fractional shares and odd-lot numbers of shares). Redemption-in-kind proceeds will typically be made by delivering the selected securities to the redeeming shareholder within seven days after the receipt of a redemption request in Good Order. For these purposes, such securities will be valued at the same value assigned to them in calculating a Fund’s net asset value per share. If a Fund pays redemption proceeds by transferring portfolio securities in-kind to you, you may pay transaction costs to dispose of the securities, incur adverse tax consequences in connection with any such disposal, and receive less for them than the price at which they were valued for purposes of redemption.

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The Trust reserves the right to involuntarily redeem Fund shares in any account that falls below the minimum initial investment due to redemptions by the shareholder. If at any time the balance in an account does not have a value at least equal to the minimum initial investment, you may be notified that the value of your account is below a Fund’s minimum account balance requirement. You would have 60 days to increase your account balance before the account is closed. Proceeds would be paid promptly to the shareholder.

The Trust also may suspend redemption privileges or postpone payment for the Funds beyond seven days (1) for any period (A) during which the NYSE is closed other than customary weekend and holiday closings or (B) during which trading on the NYSE is restricted; (2) for any period during which an emergency exists as a result of which (A) disposal by a Fund of securities owned by it is not reasonably practicable or (B) it is not reasonably practicable for a Fund fairly to determine the value of its net assets; or (3) for such other periods as the SEC may by order permit for the protection of the Fund’s shareholders. The Trust also reserves the right to revise or suspend the exchange privilege at any time.

Frequent Trading of Fund Shares
Large and frequent short-term trades in a Fund’s shares increase the administrative costs associated with processing its shareholder transactions. This kind of trading may also potentially interfere with the efficient management of a Fund’s portfolio and increase the costs associated with trading its portfolio securities. In addition, under certain circumstances frequent trading may dilute the returns earned on shares held by a Fund’s other shareholders.

The Board has determined that the Funds are not designed to serve as vehicles for frequent trading in response to short-term fluctuations in the securities markets, and has therefore adopted a policy intended to discourage shareholders from trading that could be detrimental to long-term shareholders of the Funds (the “Policy”).

The Policy provides that the Funds will monitor shareholder trading activity and will seek to restrict a shareholder’s trading privileges in a Fund if that shareholder is found to have engaged in multiple “Round Trip” transactions. A “Round Trip” is defined as a purchase (including subscriptions and exchanges) into a Fund either preceded or followed by a sale (including redemptions and exchanges) of the same or a similar number of shares out of the Fund within 30 days of the purchase. The Funds will make inquiries or take action against any such shareholder whose trading appears inconsistent with the Policy. Purchases and sales of Fund shares made through an automatic investment plan or systematic withdrawal plan or initiated by a third party to ensure compliance with its eligibility requirements, policies, and procedures are not considered when determining Round Trips. In addition, as described above, the Funds impose a redemption fee on certain short-term redemptions to discourage frequent trading.

The Funds may reject any purchase or exchange order by any investor for any reason, including orders the Funds believe are made by short-term investors. In particular, under the Policy, the Funds reserve the right to restrict or reject purchases of shares (including exchanges) without prior notice whenever they detect a pattern of excessive trading.

With respect to accounts where shareholder transactions are processed, or records are kept, by third-party intermediaries, the Funds use reasonable efforts to monitor such accounts to detect suspicious trading patterns. Transactions placed through the same financial intermediary or omnibus account may be deemed part of a group for this purpose and therefore be rejected. For any account that is so identified, the Funds will make further inquiries and take any other necessary actions to enforce the Policy against the shareholder(s) trading through this account and, if necessary, the third-party intermediary maintaining this account. However, the Funds may not be able to determine that a specific order, especially an order made through an omnibus, retirement plan, or similar account, is short term or excessive and whether it may be disruptive to the Funds. There is no assurance, therefore, that the Funds will reject all such orders. The Funds do not have any arrangements with any investor or financial intermediary to permit frequent purchases and redemptions of their shares. The Funds may accept undertakings from intermediaries to enforce frequent trading policies on behalf of the Funds that provide a substantially similar level of protection against excessive trading.

Although the Funds will monitor shareholder transactions for certain patterns of excessive trading activity, there can be no assurance that all such trading activity can be identified, prevented, or terminated.

Net Asset Value Per Share
Net asset value per share (“NAV”) is calculated by dividing the value of a Fund’s net assets by the number of its outstanding shares. Each Fund’s investments are valued based on market value or, if market quotations are not readily available, at their fair value as determined in good faith under procedures established by the Board. In certain cases, market value may be determined using information provided by a pricing service approved by the Board. Valuing securities at their fair values involves greater reliance on judgment than valuation of securities based on readily available market quotations. When using fair value methods to price securities, the Funds may value those securities higher or lower than another fund using not readily available market quotations or its own fair value methods to price the same securities. There can be no assurance that the Funds could obtain the fair value price assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value. Because trading hours for certain non-U.S. securities end before the close of the NYSE (generally 4 p.m. Eastern time), closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If an issuer-specific event has occurred during this time that, in Royce’s judgment, is likely to have affected the closing price of a security, it may fair value the security. The

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Funds use an independent pricing service to provide fair value estimates for relevant non-U.S. equity securities on days when the U.S. market volatility exceeds a certain threshold. This pricing service uses proprietary correlations it has developed between the movement of prices of non-U.S. equity securities and indices of U.S.-traded securities, futures contracts, and other indications to estimate the fair value of relevant non-U.S. securities. The Funds value their non-U.S. securities in U.S. dollars on the basis of foreign currency exchange rates provided to the Funds by their custodian, State Street Bank and Trust Company. When fair value pricing is employed, the price of securities used by a Fund may differ from quotes or published prices for the same security. Certain bonds and other fixed income securities may be valued by reference to other securities with comparable ratings, interest rates, and maturities, using established independent pricing services. Investments in money market funds are valued at net asset value per share.

The date on which your purchase, redemption, or exchange of shares is processed is the trade date, and the price used for the transaction is based on the next calculation of net asset value after the order is processed. The NAV for each Class of a Fund is calculated as of the close of regular trading on the NYSE (generally 4 p.m. Eastern time) and is determined every day that the NYSE is open. Securities in each Fund’s portfolio that primarily trade on a foreign exchange may change in value on a day that the NYSE is closed and the Fund’s shareholders are not able to redeem shares in the Fund. If the Fund, its transfer agent, or any other authorized agent receives your trade order by the close of regular trading on the NYSE, your order will receive that day’s NAV. If your order is received after the close of regular trading, it will receive the next business day’s NAV. If you place your order through a financial intermediary rather than with the Fund or its transfer agent directly, the financial intermediary is responsible for transmitting your order to the Fund’s transfer agent in a timely manner.

Portfolio Disclosure Policy
A description of the Funds’ policy and procedures with respect to the disclosure of its portfolio securities holdings is available in the SAI and at on The Royce Funds’ website, www.roycefunds.com. The Funds’ complete portfolio holdings are also available on The Royce Funds’ website approximately 15 to 20 days after each calendar month end and remain available until the next month’s holdings are posted. The Funds’ portfolio holdings are also available on Form N-Q, which is filed with the SEC within 60 days of the end of the Funds’ first and third quarters and can be obtained at www.sec.gov.

Reports
The Trust mails shareholder reports semiannually and, to reduce expenses, may mail only one copy to shareholders with the same last name and sharing the same address. Directly registered shareholders can choose to receive separate report copies for accounts registered to different members of the same household by calling Investor Services at 1-800-221-4268. Please allow 30 days for your request to be processed. Shareholders may also elect to receive these reports electronically. Please go to www.roycefunds.com/edelivery for more details.

Dividends, Distributions, and Taxes
Each Fund pays any dividends from its net investment income and makes any distributions from its net realized capital gains annually in December.

Unless you choose otherwise, dividends and distributions will be reinvested automatically in additional shares of the applicable Fund. Unless your account is an IRA or is otherwise exempt from taxation, dividends and distributions will be taxable to you whether paid in cash or reinvested in additional shares. The tax character of distributions (as ordinary income or capital gain) is determined at the Fund level and is not related to how long you have owned a Fund’s shares. Long-term capital gains and qualifying dividends received by a Fund (generally dividends received from taxable domestic corporations and certain foreign corporations) are eligible for taxation at a reduced rate that applies to non-corporate shareholders. To the extent a Fund makes any distributions derived from long-term capital gains and qualifying dividends, such distributions will generally be eligible for taxation to non-corporate shareholders at the reduced rate, provided (in the case of qualifying dividends) that certain holding period and other requirements are met.

Selling or exchanging shares is a taxable event, and you may realize a taxable gain or loss. Each Fund will report the proceeds of your redemption(s) to you. The tax consequences of a redemption depend on your cost basis and holding period, so you should retain all account statements for use in determining the tax consequences of redemptions. In addition, each Fund is generally required by law to provide you and the IRS with cost basis information on the redemption or exchange of any of your shares in a Fund purchased on or after January 1, 2012 (including any shares that you acquire through reinvestment of distributions).

If you redeem shares of a Fund held for six months or less, and you received a capital gain distribution from the Fund during the time you held the shares, you will be required to treat any loss on the redemption as a long-term capital loss up to the amount of the distribution.

You should carefully consider the tax implications of purchasing shares shortly before a distribution. At the time of purchase, a Fund’s net asset value may include undistributed income or capital gains. When the Fund subsequently distributes these amounts, they are taxable to you, even though the distribution is economically a return of part of your investment.

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In certain circumstances, you may be subject to back-up withholding taxes on distributions to you from a Fund if you fail to provide the Fund with your correct Social Security Number or other taxpayer identification number, or to make required certifications, or if you have been notified by the IRS that you are subject to back-up withholding.

A 3.8% Medicare contribution tax is imposed on the net investment income (which includes interest, dividends, and capital gains) of U.S. individuals with income exceeding $200,000 or $250,000 if married filing jointly, and of certain trusts and estates.

Always consult a tax advisor with questions about federal, state, or local tax consequences. Please see the SAI for additional U.S. federal income tax information.

Customer Identification Program
To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. The Trust has appointed an anti-money laundering compliance officer. When you open a new account to buy shares of a Fund, the Trust or your financial intermediary may ask for your name, address, date of birth, Social Security or Taxpayer Identification Number, and other information that will allow the Trust to identify you. If the Trust or your financial intermediary is unable to adequately verify your identity within the time frames set forth in the law, your account may not be opened or your shares may be automatically redeemed. If the net asset value per share has decreased since your purchase, you will lose money as a result of this automatic redemption. If you need help completing your account application for direct investment in a Fund, please call Investor Services at 1-800-221-4268.

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ADDITIONAL VOTING INFORMATION

General
Under the NYSE rules that govern brokers who have record ownership of Micro-Cap Opportunity shares that are held in “street name” for their customers (i.e., the beneficial owners of such Micro-Cap Opportunity shares), brokers have the discretion to vote such shares on routine matters, but do not have the discretion to vote such shares on non-routine matters. With respect to Proposal No. 1, it is not expected that brokers will be permitted to vote any Micro-Cap Opportunity shares in their discretion.

Inspectors and Judges of Voting
Shareholders vote at the Meeting by casting ballots (in person or by proxy), which votes will be tabulated by one or two persons who were appointed by the Board before the Meeting to serve as Inspectors and Judges of Voting at the Meeting and who have executed an Inspectors and Judges Oath.

Quorum
A quorum of shareholders is necessary to hold a valid meeting of shareholders of Micro-Cap Opportunity. Under the Bylaws of the Trust, a quorum will exist if shareholders entitled to vote more than 50% of the issued and outstanding shares of Micro-Cap Opportunity on the Record Date are present at the Meeting in person or by proxy. In determining whether a quorum is present at the Meeting, the Inspectors and Judges of Voting will count Micro-Cap Opportunity shares represented by proxies that reflect abstentions, “broker non-votes,” and the withholding of authority to vote as shares that are present and entitled to vote at the Meeting. “Broker non-votes” are, with respect to Proposal No. 1, Micro-Cap Opportunity shares held by brokers or nominees as to which (i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how such shares will be voted, but for which a broker or nominee returns the proxy card without actually voting on Proposal No. 1. Micro-Cap Opportunity may request that selected brokers or nominees return proxies in respect of Micro-Cap Opportunity shares for which the broker or nominee does not have discretionary voting power or for which voting instructions have not been received to the extent necessary to obtain a quorum at the Meeting. Thus, Micro-Cap Opportunity shares represented by proxies that reflect abstentions, “broker non-votes,” and the withholding of authority to vote will be counted in determining (i) whether a quorum is present at the Meeting and (ii) the total number of Micro-Cap Opportunity shares present at the Meeting.

Required Vote
Approval of the Plan requires the affirmative vote of a majority of the outstanding voting securities of Micro-Cap Opportunity, which is defined in the 1940 Act as the lesser of: (i) 67% or more of the shares of Micro-Cap Opportunity present at the Meeting, if the holders of more than 50% of the outstanding shares of Micro-Cap Opportunity are present or represented by proxy at the Meeting; or (ii) more than 50% of the outstanding shares of Micro-Cap Opportunity. Micro-Cap Opportunity shares represented by proxies that reflect abstentions, “broker non-votes,” and the withholding of authority to vote will have the same effect as a vote against Proposal No. 1 at the Meeting as well as a vote against any adjournment of the Meeting.

In accordance with the provisions of agreements governing certain Individual Retirement Accounts holding shares of Micro-Cap Opportunity, the applicable custodian may vote all unvoted Micro-Cap Opportunity shares held in such accounts in the same proportion as shares of Micro-Cap Opportunity for which voting instructions are timely received ( i.e., for the Proposal, against the Proposal, or abstain) by Micro-Cap Opportunity or its agent.

Adjournment of Meeting
In the event that sufficient votes in favor of the proposal are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of such Meeting to permit further solicitation of proxies for such proposal. Any such adjournment will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal and will vote against any such adjournment those proxies required to be voted against such proposal.

Affiliated Broker-Dealer
Royce Fund Services, LLC, a Delaware limited liability company and wholly-owned subsidiary of Royce, is the distributor of each Fund. RFS’s principal office is located at 745 Fifth Avenue, New York, New York 10151.

Information Concerning Royce
Royce, a Delaware limited partnership, is the investment adviser for each of Micro-Cap Opportunity and Opportunity and a subsidiary of Legg Mason, Inc. (“Legg Mason”), 100 International Drive, Baltimore, MD 21202. Legg Mason owns a diversified group of global asset managers and is listed on the NYSE (symbol: LM). Royce is registered as an investment adviser under the Investment Advisers Act of 1940. Royce has been investing in smaller-company securities with a value approach for more than 40 years. Its offices are located at 745 Fifth Avenue, New York, New York 10151.

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Shareholder Proposals
The Trust is not required, and does not currently intend, to hold annual shareholder meetings for either Fund. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting must send their written proposal to the Trust a reasonable time before the Board’s solicitation relating to such meeting is to be made. Any shareholder who wishes to bring any proposal at any subsequent shareholder meeting without including such proposal in the Trust’s proxy statement relating to the meeting also must send his or her written proposal to the Trust a reasonable time before the Board’s solicitation relating to such meeting is to be made. Written proposals should be sent to the Secretary of the Trust, 745 Fifth Avenue, New York, New York 10151.

Shareholder proposals that are submitted in a timely manner will not necessarily be included in the Trust’s proxy materials. Inclusion of such proposals is subject to limitations under the federal securities laws.

Proxy Delivery
If you and another shareholder share the same address, the Trust may send only one proxy statement unless you or the other shareholder(s) request otherwise. Call or write to the Trust if you wish to receive a separate copy of the proxy statement, and the Trust will promptly mail a copy to you. You may also call or write to the Trust if you wish to receive a separate proxy in the future, or if you are receiving multiple copies now, and wish to receive a single copy in the future. For such requests, call 1-800-221-4268, or write the Trust at 745 Fifth Avenue, New York, New York 10151.

RECORD DATE SHARES OUTSTANDING AND PRINCIPAL HOLDERS OF SHARES

Record Date Shares Outstanding
As of the Record Date, Micro-Cap Opportunity and Opportunity had outstanding the number of shares of each share class as indicated in the table immediately below. Each Micro-Cap Opportunity share is entitled to one vote for each full share and a fractional vote for each fractional share at the Meeting.

Fund and Share Class	Number of Shares Outstanding
Royce Micro-Cap Opportunity Fund
Investment
Service*	None
Consultant*	None
Institutional*	None
R*	None

Royce Opportunity Fund
Investment
Service
Consultant
Institutional
R
* No Service Class, Consultant Class, Institutional Class, or R Class shares of Opportunity will be issued in connection with the Reorganization.

Information About Share Ownership
The persons known to the Trust to be beneficial owners or owners of record of 5% or more of Investment Class shares of Micro-Cap Opportunity as of the Record Date are listed in the table immediately below.

Class	Investor	Number of Shares	Type of Ownership	Percentage of Outstanding Shares
Investment				%

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The persons known to the Trust to be beneficial owners or owners of record of 5% or more of the shares of each Class of Opportunity as of the Record Date are listed in the table immediately below.

Class	Investor	Number of Shares	Type of Ownership	Percentage of Outstanding Shares
Investment				%

Service				%

Consultant

Institutional

R

As of the Record Date, the Trustees and officers of the Trust (15 individuals) owned, in the aggregate, the approximate percentages of the relevant share classes of Micro-Cap Opportunity and Opportunity.

Trustee and Officer Ownership of Certain Share Classes of Royce Micro-Cap Opportunity Fund and Royce Opportunity Fund
Fund	Share Class	Aggregate Ownership Percentage

As of the Record Date, the Trustees and officers of the Trust (15 individuals) owned, in the aggregate, less than 1% of the outstanding other share classes of Micro-Cap Opportunity and Opportunity.

ADDITIONAL INFORMATION FOR DIRECT SHAREHOLDERS

Services and Policies
This section describes the shareholder services available to direct shareholders of the Investment Class of the Funds. It also provides important policy information regarding Royce Fund accounts.

If you purchase Fund shares through a third-party intermediary, such as a mutual fund supermarket, broker-dealer, bank, or other financial intermediary, account minimums, fees, policies, and procedures may differ from those described in this Guide. Fund shares purchased through a third-party intermediary may be held in the name of that party on the Fund’s books. Royce Fund Services, LLC, the distributor of Fund shares, Royce & Associates, LP, the Funds’ investment adviser, and/or the Funds may pay fees to broker-dealers, financial intermediaries, and other service providers that introduce investors to the Funds and/or provide certain administrative services to its customers who own Fund shares. DST Asset Manager Solutions, Inc. (“DST AMS”) serves as the Funds’ transfer agent. State Street Bank and Trust Company is the custodian for securities, cash, and other assets of the Funds.

For information and policies on Individual Retirement Account (IRA), please refer also to the booklet that deals separately with them, as many services offered in this guide are not available for those types of accounts. You must use separate applications and other forms to open these accounts. Please call Investor Services at 1-800-221-4268 or visit www.roycefunds.com to obtain these materials.

Account Information
The Funds pay their own management fees and other operating expenses as outlined in this Prospectus/Proxy Statement.

Please mail all account-related correspondence, including Account Applications, subsequent investments, and written requests for redemption—

by regular mail to:
The Royce Funds
c/o DST AMS
PO Box 219012
Kansas City, MO 64121-9012

by registered mail or overnight courier to:
The Royce Funds
c/o DST AMS
330 West 9th Street
Kansas City, MO 64105

How to Open an Account
You may open an account online at www.roycefunds.com, by mail, or through a financial intermediary. Once you are a direct Royce Fund shareholder (that is, you opened your account directly through The Royce Funds and not through a financial intermediary), you can also open additional accounts online.

Online
You can set up an account online by visiting www.roycefunds.com and clicking on the Shareholder Login tab.

You can also download a Prospectus and Account Application from www.roycefunds.com.

Online account access also allows you to manage your account online once you have registered (see “Managing Your Account Online” below for more details).

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By Mail
Complete and sign the enclosed Account Application. Make your check payable to The Royce Fund and mail it, together with your Application, to The Royce Funds, c/o DST AMS (see mailing addresses above).

Special Notice To Non-U.S. Investors
The Funds do not offer their shares for sale outside of the United States. The Funds mail prospectuses and other information to U.S. addresses only and can accept new account requests from U.S. addresses only.

Managing Your Account Online
Online access allows you to open new accounts directly online and gives you the ability to manage your account(s) online. To access, or register for, online services go to www.roycefunds.com. First-time users need to register for the services by creating a Username and Password. Once registered, you can login with your unique Username. You then have the ability to:

1.	Check your most recent account value
2.	Sign up for eDelivery to have Prospectuses, Financial Reports, semiannual account statements, transaction confirmation statements, duplicate confirmation statements, and tax forms e-mailed to you.
3.	Review your recent account history, including distributions
4.	Change your address (a redemption restriction of 30 days applies)
5.	Make subsequent purchases ($50 minimum)
6.	Exchange between funds
7.	Redeem fund shares ($50,000 maximum)
8.	Establish an Automatic Investment Plan
9.	View average cost and tax summary information
Bank information must be established on your account prior to purchasing shares.

About Online Security
Your Username and Password allow you to login and access portfolio information. Both your Username and Password are encrypted when you login to access your account.

Royce uses industry best practices to ensure the confidentiality and safety of your information and transactions. Shareholders who wish to sign up for account access must have a secure web browser that uses Secure Sockets Layer (SSL) technology with 128-bit encryption. This helps to keep your use of account access confidential.

Your Username and Password are Encrypted
When you login, your Username and Password are both encrypted. Although you will not see an “https” address or the lock symbol at the bottom of your browser window until you have logged in, we assure you that your personal information is secure as it is accepted by our transfer agent’s secure server.

Three Wrong Passwords and You’re Out
We have limited to 3 the number of times that a user can enter an incorrect Password in order to deter unauthorized users. Once your Password has been entered incorrectly 3 times, you will be locked out of the system. To re-establish access, you need to telephone Shareholder Services at (800) 841-1180, Monday through Friday, 9 a.m. to 6 p.m. Eastern time.

Also, if there is no activity for 15 minutes, you will be automatically logged off the system. If you leave your computer unattended, this time-out feature helps to prevent an unauthorized user from accessing the account(s).

How to Purchase Additional Shares
You may purchase additional Fund shares online, by telephone, and by mail.

Online
Once you have registered to access your account online, you can purchase Fund shares after logging in. Funds are debited from your bank checking account through ACH. ($50 minimum—bank information must be established on your account before purchasing shares.)

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By Telephone
To pay using the Automated Clearing House (ACH):
By establishing the Expedited Purchase option on your Account Application, a telephone call allows you to have funds automatically debited from your bank checking account through ACH. Call Shareholder Services at (800) 841-1180 between 9 a.m. and 5 p.m. Eastern time or call our automated Royce Infoline at (800) 78-ROYCE at any time to buy additional Fund shares ($50 minimum). If your purchase request is received after the market closes (generally 4 p.m. Eastern time), it will receive the next business day’s NAV.

To pay by bank wire:
Payments for wire purchases ($500 minimum) must be received by the close of regular trading on the NYSE (generally 4 p.m. Eastern time).

Wiring instructions are:
State Street Bank and Trust Co., Inc.
ABA # 011000028
Credit DDA # 9904-712-8
Name of Royce Fund–Share Class
Account Number
Account Name

By Mail
Make your check—$50 minimum—payable to The Royce Fund. Fill out the amount of your purchase on the investment form found at the bottom of your latest statement. If you do not have a form, simply write the name of the Fund and Share Class in which you are investing and your account number clearly on the check. Mail to The Royce Funds, c/o DST AMS (see above for mailing addresses).

Please note that the Funds do not accept third-party checks, “starter” checks, or money orders for initial or subsequent purchases.

Convenient Methods of Making Regular, Automatic Expedited Purchases
Select the following services on your Account Application or, if you have an existing Royce Funds account, call Investor Services at 1-800-221-4268 for an enrollment form or download one at www.roycefunds.com. You may also establish these services online.

Automatic Investment Plan
You can make regular purchases to your Royce Fund account directly from your bank account through ACH on a monthly or quarterly basis on the date you select ($50 minimum).

Direct Deposit Payroll Deduction Plan
You can make investments from your payroll or government check into your Royce Fund account each payment or pay period. Your employer must have direct deposit through ACH available for employees. You may cancel the option by giving written notice to your employer or government agency, as appropriate. The Fund is not responsible for the efficiency of the employer or government agency making the payment or of any financial institution transmitting payments. To sign up, you need to complete an Authorization for Direct Deposit form, which you can download by going to the Fund Literature page on www.roycefunds.com, clicking on How to Invest at the foot of the page, and clicking Applications & Special Forms or by calling Investor Services at 1-800-221-4268.

Important Information about Purchases
•	If your check or wire does not clear, or if the Funds or their transfer agent do not receive payment for any telephone or online purchase, the transaction will be cancelled and you will be responsible for any loss that the Fund incurs. If you are already a shareholder, the Fund can redeem shares from any identically registered Royce Fund account as reimbursement for any loss.
•	The Funds do not accept third-party checks, “starter” checks, or money orders for initial or subsequent purchases.
•	In order to avoid lengthy processing delays caused by clearing foreign checks, the Funds will only accept a foreign check that has been drawn in U.S. dollars and has been issued by a foreign bank with a U.S. correspondent bank.
•	The Funds reserve the right both to suspend the offering of Fund shares to new investors and to reject any specific purchase request.
•	You may have your bank account information taken from your initial investment check. Otherwise, you must include a voided check with your Account Application for Expedited Purchases and Redemptions. It can take up to three weeks to establish these services; you will receive confirmation of their activation by mail.

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Important Information about Telephone and Online Transactions
Neither the Funds nor their transfer agent will be liable for following instructions reasonably believed to be genuine that are received by telephone or made online. The transfer agent uses certain procedures designed to confirm that instructions are genuine. Procedures may include requiring some form of personal identification prior to acting on the instructions, such as providing written confirmation of the transaction and/or recording incoming calls. If the Funds or their transfer agent do not follow such procedures, then they may be liable for any losses due to unauthorized or fraudulent transactions.

How to Sell Shares
You may sell shares in your account at any time and make requests online, by telephone, and by mail. DST AMS will generally send the proceeds within two business days of receiving the request.

Redemptions from Royce-sponsored retirement plan accounts—IRA—and from accounts for which share certificates are outstanding must be made in writing.

Certain other redemption requests must be made in writing and also require a medallion guarantee of the signature(s) of the shareholder(s). These include redemption requests for $50,000 or more, for a payee(s) other than the shareholder(s), or for proceeds to be sent to an address other than the address of record.

Online
Once you have registered to access your account at www.roycefunds.com, login, and click the Fund you want to sell, and select Redeem from the Account Actions dropdown menu. Proceeds may be sent by check, by bank wire, or through ACH.

By Telephone
For any amount less than $50,000, you may call Shareholder Services at (800) 841-1180 between 9 a.m. and 5 p.m. Eastern time or call the automated Royce Infoline at (800) 78-ROYCE at any time and DST AMS will mail a check to the address of record on the account. If your redemption request is received after the market closes (generally 4 p.m. Eastern time), it will receive the next business day’s NAV. You may also establish the Expedited Redemption option, which allows you to have proceeds sent to your bank by wire—usually credited within one business day—and/or by ACH—usually credited within two business days.

By Mail
Mail your letter to The Royce Funds, c/o DST AMS (see above mailing addresses). Written requests must be in Good Order, meaning that the request meets the Fund’s legal and processing requirements.

All written requests to sell shares must contain at least the following to be in Good Order:
•	The name(s) and signature(s) of each shareholder named in the account registration with medallion guarantee(s) if required
•	The Fund name and account number
•	The dollar or share amount you want to sell
•	The address to which you want proceeds sent
•	Certificates, if you are holding any

In addition:
•	Trusts and Corporate Retirement Plan Accounts require a letter of instruction signed by the trustee(s) named in the account registration. Redemptions involving third parties, trustees not named in the account registration, successor trustees, or other situations require additional documentation. Please call Shareholder Services at (800) 841-1180 with any questions.
•	Corporate Accounts require a letter of instruction signed by an officer of the corporation and a certified copy of a Corporate Resolution that authorizes the assigning officer to effect transactions. The same party cannot certify the Corporate Resolution and sign the letter of instruction.
•	Partnership/Sole Proprietorship Accounts require a letter of instruction signed by the general partner(s)/sole proprietor named in the account registration.
•	Nominee Accounts require a medallion-guaranteed letter of instruction signed by a general partner or a nominee facsimile stamp.
•	Transfer on Death Accounts require a medallion-guaranteed letter of instruction signed by the beneficiary(ies) named in the account registration, a certified copy of the deceased shareholder’s Death Certificate, a tax waiver if required by the deceased’s former state of residence, and an affidavit signed by the beneficiary(ies) that states: “Under penalty of perjury, I/we swear that there are no known disputes as to the persons entitled to a distribution under the nonprobate transfer or the amounts to be distributed to each person and no known claims that would affect the distribution requested.”
•	Administrators/executors of shareholder estates must provide a medallion-guaranteed letter of instruction, certified copy of Letters Testamentary, which authorize the signing party to act on behalf of the deceased shareholder and, if required by the deceased’s state of former residence, a certified tax waiver.

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If you have any questions about how to ensure that your written redemption request is in Good Order, please call Shareholder Services at (800) 841-1180, or contact us at www.roycefunds.com.

Automatic Withdrawal Plan
This option allows you to automatically redeem shares from your Fund account and have the proceeds transferred directly to your bank account through ACH on a monthly, quarterly, or annual basis generally on the 15th day of the month. You must have at least $25,000 in a Fund account to be eligible for this feature.

Important Information About Redemptions
•	Telephone and online redemptions will not be permitted for 30 days after a change in the address of record.
•	If you are redeeming shares recently purchased by check or through ACH, proceeds may not be sent until payment for the purchase is collected, which may take up to 15 calendar days. Otherwise, redemption proceeds must be sent to you within seven days of receipt of your request in Good Order.
•	If you have difficulty making a redemption by telephone or online, you may want to make your redemption request by regular or express mail (See “How to Sell Shares: By Mail” above for processing information). The Funds reserve the right to revise or terminate telephone or online account access redemption privileges at any time.
•	Each Fund may suspend redemption privileges or postpone payment beyond seven days (1) for any period (A) during which the NYSE is closed other than customary weekend and holiday closings or (B) during which trading on the NYSE is restricted; (2) for any period during which an emergency exists as a result of which (A) disposal by the Funds of securities owned by them is not reasonably practicable or (B) it is not reasonably practicable for the Funds fairly to determine the value of their respective net assets; or (3) for such other periods as the SEC may by order permit for the protection of the Funds’ shareholders.
•	Each Fund will normally make redemptions in cash, but reserves the right to satisfy a redemption request under certain circumstances by effecting a redemption-in-kind through a pro rata distribution of the Fund’s portfolio securities (allowing for adjustments to prevent distributions of restricted shares, fractional shares and odd-lot numbers of shares).

How to Exchange Shares
You may make exchanges between the series of the Trust in the same class, as well as between Funds in the Investment, Class. However, you must meet a Fund Class’s minimum initial investment when you open an account by exchange.

You may make exchanges online, by telephone, and by mail. An exchange involves a purchase and a redemption; therefore you may realize a taxable gain or loss. Also, exchanges are subject to the Funds’ early redemption fee and are permitted only if both the registration and the Social Security or Taxpayer Identification Number of the two accounts are identical. You may make an exchange only for shares of a class or series offered for sale in your state of residence. The Trust reserves the right to revise or suspend the exchange privilege at any time.

How to Transfer Ownership
You may transfer the ownership of any of your Fund shares to another person by writing to The Royce Funds, c/o DST AMS.

As with selling shares, your request must be in Good Order (see “How To Sell Shares” above for information regarding Good Order). Please call Shareholder Services at (800) 841-1180 for instructions.

Statements and Reports
•	A confirmation statement is sent to you, electronically or by mail, each time there is a transaction in your account. You can also review your recent account history once you have registered for online account access.
•	Year-to-date account statements are sent semiannually.
•	The Trust mails shareholder reports semiannually and, to reduce expenses, may mail only one copy to shareholders with the same last name and sharing the same address. Directly registered shareholders can choose to receive separate report copies for accounts registered to different members of the same household by calling Investor Services at 1-800-221- 4268. Please allow 30 days for your request to be processed. Shareholders may also elect to receive these reports via eDelivery. Please go to www.roycefunds.com for more details.

Minimum Account Balance
Due to the relatively high cost of maintaining low-balance accounts, the Trust reserves the right to redeem shares in the account of either Fund if the account falls below the minimum initial investment because of redemptions by the shareholder.

The Trust may notify you if, due to redemption(s), the balance in your account is less than the appropriate minimum initial investment, or if you discontinue an Automatic Investment Plan before your account reaches the $2,000 minimum initial

37

investment. You would then have 60 days to increase your balance before the Fund would close your account.
In each of the cases described above, the relevant Fund would promptly pay redemption proceeds to the shareholder.

* * *

If you have any questions about the material in this section, please call Investor Services at 1-800-221-4268, or visit our website at www.roycefunds.com.

OTHER BUSINESS

While the Meeting has been called to transact any business that may properly come before it, the only matters which the Trustees intend to present are the matters stated in the Notice of Special Meeting. However, if any additional matter properly comes before the Meeting and on all matters incidental to the conduct of such Meeting, it is the intention of the persons named in the enclosed proxy to vote the proxy in accordance with their judgment on such matters.

By order of the Board of Trustees of The Royce Fund

John E. Denneen,
Secretary

Please fill in, date and sign the proxy card and return it in the accompanying postage-paid envelope. You may also provide your voting instructions via telephone or the internet by following the instructions on the proxy card. Please take advantage of these prompt and efficient voting options.

Dated: April [__], 2019

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APPENDIX A

PLAN OF REORGANIZATION OF THE ROYCE FUND

This Plan of Reorganization of The Royce Fund (this “Plan”), a Delaware statutory trust having its principal place of business at 745 Fifth Avenue, New York, New York 10151 (“TRF”), on behalf of the acquiring fund listed in Schedule A to this Plan (the “Acquiring Fund”) and the target fund listed in Schedule A to this Plan (the “Target Fund”), is made as of this 28th day of February, 2019. Together, the Target Fund and the Acquiring Fund are referred to herein as the “Funds.”

The reorganization will consist of: (i) the transfer of substantially all of the assets of the Target Fund to the Acquiring Fund, in exchange for the assumption by the Acquiring Fund of substantially all of the liabilities of the Target Fund and Investment Class shares of the Acquiring Fund (collectively, “Acquiring Fund Shares”) having an aggregate net asset value equal to the value of the assets of the Target Fund acquired by the Acquiring Fund reduced by the value of the liabilities of the Target Fund assumed by the Acquiring Fund; (ii) the distribution of Acquiring Fund Shares to the shareholders of the Target Fund according to their respective interests in complete liquidation of the Target Fund; and (iii) the termination of the Target Fund as soon as practicable after the Closing (as defined in Section 3 hereof), all upon and subject to the terms and conditions of this Plan.

The Plan is intended to be and is adopted as a plan of reorganization within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the “Code”).

In order to consummate the transactions contemplated by this Plan, the following actions shall be taken by TRF on behalf of the Acquiring Fund and the Target Fund, as applicable:

1. Acquisition of Assets, Assumption of Liabilities, Issuance of Acquiring Fund Shares, and Liquidation and Termination of Target Fund.

(a) Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Target Fund agrees to convey, transfer, and deliver substantially all of the assets of the Target Fund to the Acquiring Fund free and clear of all liens, encumbrances, and claims whatsoever. In exchange, the Acquiring Fund agrees: (i) to deliver to the Target Fund the number of full and fractional Acquiring Fund Shares, determined by dividing: (1) the aggregate value of the Target Fund’s assets with respect to each class of the Target Fund, net of substantially all of the liabilities of the Target Fund with respect to each class of the Target Fund, computed in the manner and as of the time and date set forth in Section 2 hereof, by (2) the net asset value of one share of the corresponding class of the Acquiring Fund, computed in the manner and as of the time and date set forth in Section 2 hereof; and (ii) to assume substantially all of the liabilities of the Target Fund with respect to each class of the Target Fund. Such transactions shall take place at the Closing (as defined in Section 3 hereof).

(b) The assets of the Target Fund to be acquired by the Acquiring Fund shall consist of all property owned by the Target Fund, including, without limitation, all cash, securities, commodities, interests in futures and other financial instruments, claims (whether absolute or contingent, known, or unknown), receivables (including dividends, interest, principal, subscriptions and other receivables), goodwill and other intangible property, all books and records belonging to the Target Fund, any deferred or prepaid expenses shown as an asset on the books of the Target Fund as of the Valuation Time (as defined in Section 2(a) hereof), and all interests, rights, privileges and powers, other than cash in an amount necessary to pay dividends and distributions as provided in Section 8(d) hereof and other than the Target Fund’s rights under this Plan. All liabilities, expenses, costs, charges and reserves of the Target Fund, to the extent that they exist at or after the Valuation Time, shall after the Valuation Time, attach to the Acquiring Fund and may be enforced against the Acquiring Fund to the same extent as if the same had been incurred by the Acquiring Fund.

(c) Immediately following the Closing, the Target Fund shall, in complete liquidation of the Target Fund, distribute pro rata to its shareholders of record as of the Valuation Time all of the Acquiring Fund Shares received by the Target Fund pursuant to this Section 1 and shall thereafter terminate. Such liquidation and distribution shall be accomplished by the establishment of accounts on the share records of TRF relating to the Acquiring Fund and noting in such accounts the amounts of Acquiring Fund Shares that former Target Fund shareholders are due based on their respective holdings of the Target Fund as of the Valuation Time. Fractional Acquiring Fund Shares shall be carried to the normal and customary decimal place for such shares. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with the transactions contemplated by this Plan.

Appendix A

2. Valuation.

(a) The value of the assets of the Target Fund to be acquired by the Acquiring Fund hereunder shall be the value of such assets as of the close of regular trading on the New York Stock Exchange on the business day immediately prior to the Closing Date (the “Valuation Time”), using TRF’s then-current valuation procedures.

(b) Full Acquiring Fund Shares, and to the extent necessary, fractional Acquiring Fund Shares, of an aggregate net asset value equal to the value of the assets of the Target Fund acquired by the Acquiring Fund reduced by the amount of the liabilities of the Target Fund assumed by the Acquiring Fund, shall be issued by the Acquiring Fund in exchange for its acquisition of such assets from the Target Fund and its assumption of such liabilities of the Target Fund. The net asset value per share of an Investment Class share of the Acquiring Fund as contemplated under Section 1(a) of this Plan shall be computed as of the Valuation Time, using TRF’s then-current valuation procedures.

3. Closing and Closing Date.

The consummation of the transactions contemplated hereby shall take place at the Closing (the “Closing”). The date of the Closing shall be June 14, 2019, or such other date as determined in writing by TRF’s officers (the “Closing Date”). Unless otherwise provided in writing, all acts taking place at the Closing shall be deemed to take place as of 10:00 a.m. on the Closing Date. The Closing shall take place at the principal office of TRF. TRF, on behalf of the Target Fund, shall have provided for delivery as of the Closing of substantially all of the assets of the Target Fund to the account of the Acquiring Fund at the Acquiring Fund’s custodian. Also, TRF, on behalf of the Target Fund, shall produce at the Closing a list of names and addresses of the shareholders of record of the Target Fund and the number of full and fractional shares owned by each such shareholder, all as of the Valuation Time, certified by its transfer agent or by its President to the best of its or his or her knowledge and belief. TRF, on behalf of the Acquiring Fund, shall issue and deliver to the Secretary of TRF a confirmation evidencing the Acquiring Fund Shares to be credited to the Target Fund’s account on the Closing Date, or shall provide evidence satisfactory to the Target Fund that the Acquiring Fund Shares have been registered in an account on the books of the Acquiring Fund in such manner as TRF, on behalf of Target Fund, may request.

4. Transfer Taxes

Any transfer taxes payable upon the issuance of the Acquiring Fund Shares in a name other than the registered holder of the Target Fund shares on the books of the Target Fund as of that time shall, as a condition of such transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

5. Representations and Warranties by TRF on behalf of the Target Fund.

TRF makes the following representations and warranties about the Target Fund:

(a) The Target Fund is a series of TRF, a statutory trust organized under the laws of the State of Delaware and validly existing and in good standing under the laws of that jurisdiction. TRF is duly registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company and all of the shares of Target Fund sold were sold pursuant to an effective registration statement filed under the Securities Act of 1933, as amended (the “1933 Act”).

(b) TRF on behalf of the Target Fund is authorized to issue an unlimited number of the Target Fund shares, each outstanding share of which is fully paid, non-assessable, freely transferable and has full voting rights.

(c) The financial statements appearing in TRF’s Annual Report to Shareholders in respect of the Target Fund for the fiscal year ended December 31, 2018, audited by Pricewaterhouse Coopers LLP, fairly present the financial position of the Target Fund as of such date and the results of its operations for the periods indicated in conformity with generally accepted accounting principles applied on a consistent basis.

(d) TRF has the necessary power and authority to conduct the Target Fund’s business as such business is now being conducted.

(e) TRF on behalf of the Target Fund is not a party to or obligated under any provision of TRF’s Trust Instrument, or any contract or any other commitment or obligation, and is not subject to any order or decree, that would be violated by its execution of or performance under this Plan.

(f) The Target Fund does not have any unamortized or unpaid organizational fees or expenses.

Appendix A

(g) The Target Fund has elected to qualify and has qualified as a “regulated investment company” (a “RIC”) under Subchapter M of the Code, as of and since its first taxable year; has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; qualifies and will continue to qualify as a RIC under the Code for its taxable year through the Closing Date and liquidation; and has satisfied, and intends to satisfy, the distribution requirements imposed by the Code for each of its taxable years.

(h) The Target Fund, or its agents, (i) holds a valid Form W-8BEN, Certificate of Foreign Status of Beneficial Owner for United States Withholding and Reporting (Individuals), a valid Form W-8BEN-E, Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding and Reporting (Entities) (or other appropriate series of Form W-8, as the case may be), or Form W-9, Request for Taxpayer Identification Number and Certification, for each Target Fund shareholder of record, which Form W-8 or Form W-9 can be associated with reportable payments made by the Target Fund to such shareholder, and/or (ii) has otherwise timely instituted the appropriate nonresident alien or foreign corporation or backup withholding procedures with respect to such shareholder as provided by Sections 1441, 1442, 1471 and 3406 of the Code.

(i) At the Closing, the Target Fund will have good and marketable title to all of the securities and other assets shown on the statement of assets and liabilities referred to below, free and clear of all liens or encumbrances of any nature whatsoever, except such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially adversely affect title thereto.

(j) Except as may be disclosed in TRF’s then-current prospectus, there is no material suit, judicial action, or legal or administrative proceeding pending or threatened against the Target Fund.

(k) There are no known actual or proposed deficiency assessments with respect to any taxes payable by the Target Fund.

(l) The execution, delivery, and performance of this Plan have been duly authorized by all necessary actions of TRF’s Board of Trustees, and this Plan constitutes a valid and binding obligation enforceable in accordance with its terms.

6. Representations and Warranties by TRF on behalf of the Acquiring Fund.

TRF makes the following representations and warranties about the Acquiring Fund:

(a) The Acquiring Fund is a series of TRF, a statutory trust organized under the laws of the State of Delaware validly existing and in good standing under the laws of that jurisdiction. TRF is duly registered under the 1940 Act as an open-end, management investment company and all of the Acquiring Fund Shares sold have been sold pursuant to an effective registration statement filed under the 1933 Act.

(b) TRF on behalf of the Acquiring Fund is authorized to issue an unlimited number of the Acquiring Fund shares, each outstanding share of which is fully paid, non-assessable, freely transferable and has full voting rights.

(c) The financial statements appearing in TRF’s Annual Report to Shareholders in respect of the Acquiring Fund for the fiscal year ended December 31, 2018, audited by Pricewaterhouse Coopers LLP, fairly present the financial position of the Acquiring Fund as of such date and the results of its operations for the periods indicated in conformity with generally accepted accounting principles applied on a consistent basis.

(d) TRF has the necessary power and authority to conduct the Acquiring Fund’s business as such business is now being conducted.

(e) TRF on behalf of the Acquiring Fund is not a party to or obligated under any provision of TRF’s Trust Instrument, or any contract or any other commitment or obligation, and is not subject to any order or decree, that would be violated by its execution of or performance under this Plan.

(f) The Acquiring Fund has elected to qualify and has qualified as a RIC as of and since its first taxable year; has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; qualifies and will continue to qualify as a RIC under the Code through the Closing Date and expects to continue to so qualify thereafter; and has satisfied the distribution requirements imposed by the Code for each of its taxable years and expects to continue to satisfy them.

Appendix A

(g) The statement of assets and liabilities to be created by TRF for the Acquiring Fund as of the Valuation Time for the purpose of determining the number of Acquiring Fund Shares to be issued pursuant to this Plan will accurately reflect the assets in the case of the Target Fund and the net asset value in the case of the Acquiring Fund, and outstanding shares, as of such date, in conformity with generally accepted accounting principles applied on a consistent basis.

(h) At the Closing, the Acquiring Fund will have good and marketable title to all of the securities and other assets shown on the statement of assets and liabilities referred to above, free and clear of all liens or encumbrances of any nature whatsoever, except such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially affect title thereto.

(i) Except as may be disclosed in TRF’s then-current prospectus, there is no material suit, judicial action, or legal or administrative proceeding pending or threatened against the Acquiring Fund.

(j) There are no known actual or proposed deficiency assessments with respect to any taxes payable by the Acquiring Fund.

(k) The execution, delivery, and performance of this Plan have been duly authorized by all necessary actions of TRF’s Board of Trustees, and this Plan constitutes a valid and binding obligation enforceable in accordance with its terms.

(l) TRF anticipates that consummation of this Plan will not cause the Acquiring Fund to fail to conform to the requirements applicable to RICs under Subchapter M of the Code at the end of the next succeeding tax quarter.

7. Intentions of TRF on behalf of the Funds.

(a) At the Closing, TRF on behalf of the Target Fund, intends to have available a copy of the shareholder ledger accounts, certified by TRF’s transfer agent or its President or a Vice President to the best of its or his or her knowledge and belief, for all the shareholders of record of Target Fund shares as of the Valuation Time who are to become shareholders of the Acquiring Fund as a result of the completion of the transactions contemplated by this Plan.

(b) TRF intends to operate each Fund’s respective business as presently conducted between the date hereof and the Closing.

(c) TRF intends that the Target Fund will not acquire the Acquiring Fund Shares for the purpose of making distributions thereof to anyone other than the Target Fund’s shareholders.

(d) TRF on behalf of the Target Fund intends, if this Plan is consummated, to liquidate and dissolve the Target Fund.

(e) TRF intends that, by the Closing, each Fund’s Federal and other tax returns and reports required by law to be filed on or before such date shall have been filed, and all Federal and other taxes shown as due on said returns shall have either been paid or adequate liability reserves shall have been provided for the payment of such taxes.

(f) TRF intends to mail to each shareholder of the Target Fund entitled to vote at the meeting of its shareholders at which action on this Plan is to be considered, in sufficient time to comply with requirements as to notice thereof, a prospectus/proxy statement that complies in all material respects with the applicable provisions of Section 14(a) of the Securities Exchange Act of 1934, as amended, and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

(g) TRF intends to file with the U.S. Securities and Exchange Commission a registration statement on Form N-14 under the 1933 Act relating to the Acquiring Fund Shares issuable hereunder (the “Registration Statement”), and will use its best efforts to provide that the Registration Statement becomes effective as promptly as practicable. At the time the Registration Statement becomes effective, it will: (i) comply in all material respects with the applicable provisions of the 1933 Act, and the rules and regulations promulgated thereunder; and (ii) not contain any untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. At the time the Registration Statement becomes effective, at the time of the shareholders’ meeting of the Target Fund, and at the Closing Date, the prospectus and statement of additional information included in the Registration Statement will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

Appendix A

8. Conditions Precedent to be Fulfilled by TRF on behalf of the Funds.

The consummation of the Plan with respect to the Acquiring Fund and the Target Fund shall be subject to the following conditions:

(a) That: (i) all the representations and warranties contained herein concerning the Funds shall be true and correct as of the Closing with the same effect as though made as of and at such date; (ii) performance of all obligations required by this Plan to be performed by TRF on behalf of the Funds shall occur prior to the Closing; and (iii) TRF shall execute a certificate signed by the President or a Vice President and by the Secretary or equivalent officer to the foregoing effect.

(b) That the form of this Plan shall have been adopted and approved by the appropriate action of the Board of Trustees of TRF on behalf of the Funds.

(c) That the U.S. Securities and Exchange Commission shall not have issued an unfavorable management report under Section 25(b) of the 1940 Act or instituted or threatened to institute any proceeding seeking to enjoin consummation of the Plan under Section 25(c) of the 1940 Act. And, further, that no other legal, administrative or other proceeding shall have been instituted or threatened that would materially affect the financial condition of a Fund or would prohibit the transactions contemplated hereby.

(d) That at or immediately prior to the Closing, the Target Fund shall have declared and paid a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the Target Fund’s shareholders all of such Target Fund’s investment company taxable income for taxable years ending at or prior to the Closing and all of its net capital gain, if any, realized in taxable years ending at or prior to the Closing (after reduction for any capital loss carry-forward).

(e) That there shall be delivered to TRF, on behalf of the Funds, an opinion from Sidley Austin LLP, special U.S. federal income tax counsel to TRF, dated as of the Closing Date, in form and substance satisfactory to TRF, substantially to the effect that:

     • The transactions contemplated by the Plan will qualify as a "reorganization" within the meaning of Section 368(a)(1) of the Code and that the Target Fund and Acquiring Fund will be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

     • No gain or loss will be recognized by the Target Fund upon (i) the transfer of the assets of the Target Fund to the Acquiring Fund in exchange for the assumption by the Acquiring Fund of substantially all of liabilities of the Target Fund and the Acquiring Fund Shares or (ii) the distribution of Acquiring Fund Shares by the Target Fund to its shareholders in exchange for their Target Fund shares, except for any gain or loss that may be required to be recognized solely as a result of the close of the Target Fund's taxable year due to the Reorganization or as a result of the transfer of any stock in a passive foreign investment company as defined in Section 1297(a) of the Code;

     • No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Target Fund solely in exchange for the issuance of Acquiring Fund Shares to the Target Fund and the assumption of substantially all of the liabilities of the Target Fund by the Acquiring Fund;

     • The tax basis of the assets of the Target Fund acquired by the Acquiring Fund will be the same as the tax basis of those assets in the hands of the Target Fund immediately before the transfer, except for certain adjustments that may be required to be made solely as a result of the close of the Target Fund's taxable year due to the Reorganization or as a result of gain recognized on the transfer of certain assets of the Target Fund;

     • The tax holding period of the assets of the Target Fund in the hands of Acquiring Fund will include the Target Fund's tax holding period for those assets, except for any assets which may be marked to market for U.S. federal income tax purposes on the termination of the Target Fund's taxable year or on which gain was recognized on the transfer to the Acquiring Fund;

     • Target Fund shareholders will not recognize any gain or loss upon the exchange of their Target Fund shares solely for Acquiring Fund Shares as part of the Reorganization;

     • The tax basis of Acquiring Fund Shares received by Target Fund shareholders in the Reorganization will be the same as the tax basis of their Target Fund shares surrendered in the exchange; and

     • The tax holding period of Acquiring Fund Shares that Target Fund shareholders receive will include the tax holding period of Target Fund shares surrendered in the exchange, provided that such shareholders held Target Fund shares as capital assets on the date of the exchange.

In giving the opinion set forth above, counsel may state that it is relying on certificates of the officers of TRF with regard to matters of fact.

(f) That there shall be delivered to TRF, on behalf of the Funds, an opinion in form and substance satisfactory to it from Richards, Layton & Finger, to the effect that, subject in all respects to the effects of bankruptcy, insolvency, reorganization, receivership, moratorium, fraudulent conveyance, and other laws now or hereafter affecting generally the enforcement of creditors’ rights and subject to the general principles of equity:

(1) TRF is validly existing in good standing as a statutory trust under the Delaware Statutory Trust Act, 12 Del. C. § 3801, et seq. (the “Act”), and has the trust power and authority under the Trust Instrument, Bylaws and the Act to (i) execute, deliver and perform its obligations under the Plan and (ii) conduct its business as described in the Trust Instrument and Bylaws;

(2) The Acquiring Fund has been duly established as a separate series of TRF under the Trust Instrument and Section 3806(b)(2) of the Act;

(3) The shares of the Acquiring Fund to be issued as provided for by the Plan are duly authorized, and upon issuance will be validly issued, fully paid and non-assessable beneficial interests in the Acquiring Fund;

(4) The execution and delivery of the Plan and the consummation by TRF of the transactions contemplated thereby have been duly authorized by TRF under the Trust Instrument, the Bylaws and the Act;

(5) Neither the execution, delivery and performance by TRF of the Plan, nor the consummation by TRF of the transactions contemplated thereby, violates (i) the Trust Instrument or Bylaws or (ii) any law, rule or regulation of the State of Delaware applicable to TRF; and

Appendix A

(6) This Plan constitutes a legal, valid and binding agreement of TRF, enforceable against TRF, in accordance with its terms.

In giving the opinion set forth above, Richards, Layton & Finger may state that it is relying on certificates of the officers of TRF with regard to matters of fact and may assume all conditions precedent set forth in this Plan have been satisfied and may include other customary assumptions and qualifications for opinions of this type, including without limitation, customary enforceability assumptions (including the effect of principles of equity, including principles of commercial reasonableness and good faith and fair dealing), that the trustees of TRF have complied with their fiduciary duties in approving this Plan, that the Reorganization is fair in all respects and that the execution and delivery of this Plan by TRF with respect to the Target Fund and the performance of its obligations thereunder are not inconsistent with the 1940 Act or the rules and regulations thereunder. In addition, such counsel need not express an opinion with respect to any provisions of this Plan that purport to obligate TRF to cause other persons or entities to take certain actions or act in a certain way insofar as such provision relates to the actions of such other persons or entities, any provisions of this Plan to the extent that such provisions purport to bind or limit the trustees of TRF in the exercise of their fiduciary duties or to bind parties not a signatory to this Plan.

(g) That the Registration Statement with respect to the Acquiring Fund Shares to be delivered to the Target Fund’s shareholders in accordance with this Plan shall have become effective, and no stop order suspending the effectiveness of the Registration Statement or any amendment or supplement thereto, shall have been issued prior to the Closing Date, or shall be in effect at Closing, and no proceedings for the issuance of such an order shall be pending or threatened on that date.

(h) That the Acquiring Fund Shares to be delivered hereunder shall be eligible for sale by the Acquiring Fund with each state commission or agency with which such eligibility is required in order to permit the Acquiring Fund Shares lawfully to be delivered to each shareholder of the Target Fund.

9. Expenses.

(a) TRF represents and warrants that there are no broker or finders’ fees payable by it in connection with the transactions provided for herein.

(b) All costs incurred in entering into and carrying out the terms and conditions of this Plan, including (without limitation) outside legal counsel and independent registered public accounting firm costs, and costs incurred in connection with the printing and mailing of the relevant combined prospectus and proxy statement and related materials, and with the solicitation and tabulation of vote of Target Fund shareholders, shall be paid by Royce & Associates, LP.

(c) Any brokerage or other trading costs incurred by a Fund in connection with buying or selling portfolio securities prior to the Reorganization will be borne by that Fund and its shareholders, while brokerage or other trading costs incurred in connection with buying or selling portfolio securities after the Reorganization will be borne by the Acquiring Fund and its shareholders.

10. Termination; Postponement; Waiver; Order.

(a) Anything contained in this Plan to the contrary notwithstanding, this Plan may be terminated and abandoned at any time (whether before or after approval thereof by the shareholders of an Target Fund) prior to the Closing, or the Closing may be postponed by TRF on behalf of a Fund by resolution of the Board of Trustees of TRF if circumstances develop that, in the opinion of the Board, make proceeding with the Plan inadvisable.

(b) If the transactions contemplated by this Plan have not been consummated by December 31, 2019, the Plan shall automatically terminate on that date, unless a later date is agreed to by the officers of TRF on behalf of the Funds.

(c) In the event of termination of this Plan pursuant to the provisions hereof, the Plan shall become void and have no further effect with respect to the Acquiring Fund or Target Fund, and neither TRF, the Acquiring Fund nor the Target Fund, nor the trustees, officers, agents or shareholders shall have any liability in respect of this Plan.

Appendix A

(d) At any time prior to the Closing, any of the terms or conditions of this Plan may be waived by the party who is entitled to the benefit thereof by action taken by TRF’s Board of Trustees if, in the judgment of such Board of Trustees, such action or waiver will not have a material adverse affect on the benefits intended under this Plan to its shareholders, on behalf of whom such action is taken.

(e) If any order or orders of the U.S. Securities and Exchange Commission with respect to this Plan shall be issued prior to the Closing and shall impose any terms or conditions that are determined by action of the Board of Trustees of TRF on behalf of the Funds to be acceptable, such terms and conditions shall be binding as if a part of this Plan without further vote or approval of the shareholders of the Target Fund, unless such terms and conditions shall result in a change in the method of computing the number of Acquiring Fund Shares to be issued the Target Fund, in which event, unless such terms and conditions shall have been included in the proxy solicitation material furnished to the shareholders of the Target Fund prior to the meeting at which the transactions contemplated by this Plan shall have been approved, this Plan shall not be consummated and shall terminate, unless TRF on behalf of the Target Fund shall call a special meeting of shareholders at which such conditions so imposed shall be submitted for approval.

11. Entire Plan and Amendments.

This Plan embodies the entire plan of TRF on behalf of the Funds, and there are no agreements, understandings, restrictions, or warranties between the parties other than those set forth or provided for herein. This Plan may be amended in writing only by TRF. Neither this Plan nor any interest herein may be assigned without the prior written consent of TRF on behalf of the Fund corresponding to the Fund making the assignment. For purposes of the Act, this Plan will be deemed part of the governing instrument (as defined in the Act) of TRF.

12. Notices.

Any notice, report, or demand required or permitted by any provision of this Plan shall be in writing and shall be deemed to have been given if delivered or mailed, first class postage prepaid, addressed to TRF at745 Fifth Avenue, New York, New York 10151, Attention: Secretary.

13. Governing Law.

This Plan shall be governed by and carried out in accordance with the laws of the State of Delaware without regard to its conflict of laws principles.

[Remainder of Page Intentionally Left Blank; Signature Page Follows]

Appendix A

IN WITNESS WHEREOF, each party has executed this Plan by its duly authorized officers, all as of the date and year first written above.

THE ROYCE FUND
on behalf of the Acquiring Fund listed in Schedule A

/s/ John E. Denneen Attest: John E. Denneen, Secretary	/s/ Christopher D. Clark By: Christopher D. Clark Title: President

THE ROYCE FUND
on behalf of the Target Fund listed in Schedule A

/s/ John E. Denneen Attest: John E. Denneen, Secretary	/s/ Christopher D. Clark By: Christopher D. Clark Title: President

Agreed & Acknowledged
(as to Section 9(b) only)

ROYCE & ASSOCIATES, LP

/s/ Christopher D. Clark
By: Christopher D. Clark
Title: Chief Executive Officer

Appendix A

Schedule A

Target Fund	Acquiring Fund
Royce Micro-Cap Opportunity Fund, a series of The Royce Fund	Royce Opportunity Fund, a series of The Royce Fund

The information in this Statement of Additional Information is not complete and may be changed.
We may not sell these securities until the registration statement filed with the Securities and Exchange
Commission is effective. This Statement of Additional Information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION
PRELIMINARY STATEMENT OF ADDITIONAL INFORMATION DATED MARCH 4, 2019

THE ROYCE FUND

ROYCE PENNSYLVANIA MUTUAL FUND
ROYCE SMALL-CAP LEADERS FUND
ROYCE SMALL/MID-CAP PREMIER FUND
ROYCE MICRO-CAP FUND
ROYCE LOW-PRICED STOCK FUND
ROYCE OPPORTUNITY FUND
ROYCE MICRO-CAP OPPORTUNITY FUND

PART B

STATEMENT OF ADDITIONAL INFORMATION

[April __, 2019]

This Statement of Additional Information (the “Reorganization SAI”) relates to the proposed reorganizations (each, a “Reorganization” and collectively, the “Reorganizations”) referenced below:

Target Fund	Acquiring Fund	Name of Reorganization
Royce Small-Cap Leaders Fund (“Small Cap Leaders”)	Royce Pennsylvania Mutual Fund (“Pennsylvania Mutual”)	Small-Cap Leaders Reorganization
Royce Small/Mid-Cap Premier Fund (“Small/Mid-Cap Premier”)	Pennsylvania Mutual	Small/Mid-Cap Premier Reorganization
Royce Low-Priced Stock Fund (“Low-Priced Stock”)	Royce Micro-Cap Fund (“Micro-Cap”)	Low-Priced Stock Reorganization
Royce Micro-Cap Opportunity Fund (“Micro-Cap Opportunity”)	Royce Opportunity Fund (“Opportunity”)	Micro-Cap Opportunity Reorganization

For ease of reference and clarity of presentation, we may sometimes refer to:

•	Small-Cap Leaders, Small/Mid-Cap Premier, Low-Priced Stock, and Micro-Cap Opportunity individually as a “Target Fund” and collectively as the “Target Funds;”

•	Pennsylvania Mutual, Micro-Cap, and Opportunity individually as an “Acquiring Fund” and collectively as the “Acquiring Funds;”

•	Each Target Fund and each Acquiring Fund individually as a “Fund” and collectively as the “Funds”; and

•	the fund resulting from a Reorganization as the “Combined Fund.”

Each Reorganization is separate from the other Reorganizations. Only shareholders of a Target Fund will vote in connection with the Reorganization involving that Target Fund. Shareholder approval of one Reorganization is not contingent upon, and will not affect, shareholder approval of the other Reorganizations. Likewise, completion of one Reorganization is not contingent upon, and will not affect, completion of the other Reorganizations.

Each Fund is a separate series of The Royce Fund (the “Trust”). This Reorganization SAI contains information which may be of interest to shareholders of a Target Fund in connection with the relevant Reorganization, but which is not included in the relevant Prospectus/Proxy Statement, dated April [__], 2019 (each, a “Prospectus/Proxy Statement”). As described in the relevant Prospectus/Proxy Statement, each Reorganization would involve the transfer of all of the assets of a Target Fund to the corresponding Acquiring Fund, in exchange for such Acquiring Fund’s assumption of all of the liabilities of that Target Fund, and the issuance by such Acquiring Fund to that Target Fund of shares of the corresponding Acquiring Fund with an aggregate net asset value that is equal to the aggregate net asset value of the Target Fund shares that are outstanding immediately prior to the relevant Reorganization. The Target Fund would, in turn, distribute such Acquiring Fund shares to its shareholders on a pro rata basis in complete liquidation of the Target Fund. Target Fund shareholders would receive the same class of Acquiring Fund shares as they held in that Target Fund.

This Reorganization SAI is not a prospectus, and should be read in conjunction with the Prospectus/Proxy Statement that addresses the Reorganization for any Target Fund in which you own shares. Each Prospectus/Proxy Statement has been filed with the Securities and Exchange Commission, and is available upon request and without charge by writing to the Trust, 745 Fifth Avenue, New York, New York 10151, or by calling 1-800-221-4268.

Capitalized terms used in this Reorganization SAI and not otherwise defined herein shall have the meanings ascribed to them in the relevant Prospectus/Proxy Statement.

TABLE OF CONTENTS*

Additional Information About the Funds and Financial Statements	S-4
Pro Forma Combined Financial Statements Relating to Small-Cap Leaders Reorganization	S-5
Pro Forma Combined Financial Statements Relating to Small/Mid-Cap Premier Reorganization	S-16
Pro Forma Combined Financial Statements Relating to Small-Cap Leaders and Small/Mid-Cap Premier Reorganizations	S-28
Pro Forma Combined Financial Statements Relating to Low-Priced Stock Reorganization	S-41
* As permitted by Item 14(2) of Form N-14, pro forma financial statements for Micro-Cap Opportunity and Opportunity are not included in this Reorganization SAI because the aggregate net asset value of Micro-Cap Opportunity does not exceed ten percent of the aggregate net asset value of Opportunity as of the date hereof.

ADDITIONAL INFORMATION ABOUT THE FUNDS AND FINANCIAL STATEMENTS

This Reorganization SAI incorporates by reference:

•
the Statement of Additional Information relating to each series of the Trust, including each Target Fund and the corresponding Acquiring Fund, dated May 1, 2018 and as amended and supplemented to date (the “SAI”), as filed on May 1, 2018 with the Securities and Exchange Commission (the “SEC”) pursuant to Rule 497 under the Securities Act of 1933 (SEC Accession No. 0000949377-18-000143); and

•
the Annual Report to Shareholders of each series of the Trust, including each Target Fund and the corresponding Acquiring Fund, for the fiscal year ended December 31, 2018 and dated February 28, 2019 (SEC Accession No. 0000949377-19-000033) as filed with the SEC (the “Annual Report”).

The SAI and the Annual Report contain historical financial information regarding each Target Fund and the corresponding Acquiring Fund. The financial statements therein, and the reports of the independent registered public accounting firm named therein, are incorporated herein by reference.

Unaudited pro forma financial statements for Small-Cap Leaders, Small/Mid-Cap Premier, Pennsylvania Mutual, Low-Priced Stock, and Micro-Cap are provided on the following pages. Each unaudited pro forma schedule of investments and each unaudited pro forma statement of assets and liabilities for these Funds reflects financial positions as if the relevant Reorganization(s) had occurred on December 31, 2018. Each unaudited pro forma statement of operations for these Funds reflects expenses for the twelve-month period ended December 31, 2018. The pro forma financial statements for Small-Cap Leaders, Small/Mid-Cap Premier, and Pennsylvania Mutual give effect to: (i) the Small-Cap Leaders Reorganization; (ii) the Small/Mid-Cap Premier Reorganization; and (iii) both the Small-Cap Leaders and Small/Mid-Cap Premier Reorganizations. The pro forma financial statements for Low-Priced Stock and Micro-Cap give effect to the Low-Priced Stock Reorganization.

Each proposed Reorganization will be accounted for as a tax-free reorganization in accordance with accounting principles generally accepted in the United States. The historical cost basis of the investments of each Target Fund is carried over to the corresponding Combined Fund. None of the Target Funds currently expects to sell or otherwise dispose of any investments in a significant amount prior to the implementation of the relevant Reorganization, except pursuant to transactions made in the ordinary course of business or with respect to investments that are not freely transferable or are otherwise restricted.

As permitted by Item 14(2) of Form N-14, pro forma financial statements for Micro-Cap Opportunity and Opportunity are not included in this Reorganization SAI because the aggregate net asset value of Micro-Cap Opportunity does not exceed ten percent of the aggregate net asset value of Opportunity as of the date hereof.

Pro Forma Condensed Combined Schedule of Investments Relating to
Small-Cap Leaders Reorganization as of December 31, 2018 (Unaudited)

Royce Pennsylvania Mutual Fund			Royce Small-Cap Leaders Fund			Proforma Royce Pennyslvania Mutual Fund
Common Stocks – 98.8%			Common Stocks – 92.6%			Common Stocks – 98.6%
	SHARES	VALUE		SHARES	VALUE		SHARES	VALUE
COMMUNICATION SERVICES – 1.4%			COMMUNICATION SERVICES – 0.7%			COMMUNICATION SERVICES – 1.4%
MEDIA - 1.4%			MEDIA - 0.7%			MEDIA - 1.4%
comScore	522,674	7,542,186	comScore	–	–	comScore	522,674	7,542,186
E.W. Scripps Company Cl. A	–	–	E.W. Scripps Company Cl. A	25,690	404,104	E.W. Scripps Company Cl. A	25,690	404,104
Liberty Latin America Cl. C	232,593	3,388,880	Liberty Latin America Cl. C	–	–	Liberty Latin America Cl. C	232,593	3,388,880
Meredith Corporation	151,841	7,886,622	Meredith Corporation	–	–	Meredith Corporation	151,841	7,886,622
Saga Communications Cl. A	116,258	3,863,253	Saga Communications Cl. A	–	–	Saga Communications Cl. A	116,258	3,863,253
Total (Cost $28,450,440)		22,680,941	Total (Cost $329,340)		404,104	Total (Cost $28,779,780)		23,085,045

CONSUMER DISCRETIONARY – 7.7%			CONSUMER DISCRETIONARY – 11.0%			CONSUMER DISCRETIONARY – 7.8%
AUTO COMPONENTS - 2.7%			AUTO COMPONENTS - 4.7%			AUTO COMPONENTS - 2.8%
Cooper-Standard Holdings	82,087	5,099,244	Cooper-Standard Holdings	–	–	Cooper-Standard Holdings	82,087	5,099,244
Dorman Products	118,473	10,664,940	Dorman Products	–	–	Dorman Products	118,473	10,664,940
Gentex Corporation	295,805	5,978,219	Gentex Corporation	21,234	429,139	Gentex Corporation	317,039	6,407,358
LCI Industries	94,803	6,332,840	LCI Industries	14,532	970,738	LCI Industries	109,335	7,303,578
Standard Motor Products	106,756	5,170,193	Standard Motor Products	6,100	295,423	Standard Motor Products	112,856	5,465,616
Stoneridge	220,093	5,425,293	Stoneridge	14,100	347,565	Stoneridge	234,193	5,772,858
Visteon Corporation	54,397	3,279,051	Visteon Corporation	8,700	524,436	Visteon Corporation	63,097	3,803,487
		41,949,780			2,567,301			44,517,081
AUTOMOBILES - 0.3%			AUTOMOBILES - 0.0%			AUTOMOBILES - 0.3%
Thor Industries	32,896	1,710,592	Thor Industries	–	–	Thor Industries	32,896	1,710,592
Winnebago Industries	158,610	3,839,948	Winnebago Industries	–	–	Winnebago Industries	158,610	3,839,948
		5,550,540			–			5,550,540
DISTRIBUTORS - 0.4%			DISTRIBUTORS - 0.0%			DISTRIBUTORS - 0.4%
Core-Mark Holding Company	57,395	1,334,434	Core-Mark Holding Company	–	–	Core-Mark Holding Company	57,395	1,334,434
Weyco Group	199,832	5,829,099	Weyco Group	–	–	Weyco Group	199,832	5,829,099
		7,163,533			–			7,163,533
HOTELS, RESTAURANTS & LEISURE - 0.8%			HOTELS, RESTAURANTS & LEISURE - 1.2%			HOTELS, RESTAURANTS & LEISURE - 0.8%
Century Casinos	–	–	Century Casinos	89,900	664,361	Century Casinos	89,900	664,361
Hilton Grand Vacations	245,368	6,475,262	Hilton Grand Vacations	–	–	Hilton Grand Vacations	245,368	6,475,262
Lindblad Expeditions Holdings	367,713	4,949,417	Lindblad Expeditions Holdings	–	–	Lindblad Expeditions Holdings	367,713	4,949,417
Red Lion Hotels	93,171	764,002	Red Lion Hotels	–	–	Red Lion Hotels	93,171	764,002
		12,188,681			664,361			12,853,042
HOUSEHOLD DURABLES - 0.2%			HOUSEHOLD DURABLES - 0.5%			HOUSEHOLD DURABLES - 0.2%
Ethan Allen Interiors	–	–	Ethan Allen Interiors	15,500	272,645	Ethan Allen Interiors	15,500	272,645
La-Z-Boy	121,221	3,359,034	La-Z-Boy	–	–	La-Z-Boy	121,221	3,359,034
		3,359,034			272,645			3,631,679
INTERNET & DIRECT MARKETING RETAIL - 0.4%			INTERNET & DIRECT MARKETING RETAIL - 0.4%			INTERNET & DIRECT MARKETING RETAIL - 0.4%
Etsy	68,489	3,258,022	Etsy	–	–	Etsy	68,489	3,258,022
Waitr Holdings Cl. A	126,859	1,414,478	Waitr Holdings Cl. A	–	–	Waitr Holdings Cl. A	126,859	1,414,478
zooplus	12,983	1,768,669	zooplus	–	–	zooplus	12,983	1,768,669
		6,441,169			–			6,441,169
LEISURE PRODUCTS - 0.3%			LEISURE PRODUCTS - 1.0%			LEISURE PRODUCTS - 0.3%
MasterCraft Boat Holdings	161,714	3,024,052	MasterCraft Boat Holdings	29,000	542,300	MasterCraft Boat Holdings	190,714	3,566,352
Nautilus	96,465	1,051,468	Nautilus	–	–	Nautilus	96,465	1,051,468
		4,075,520			542,300			4,617,820
SPECIALTY RETAIL - 2.3%			SPECIALTY RETAIL - 2.2%			SPECIALTY RETAIL - 2.3%
American Eagle Outfitters	128,013	2,474,491	American Eagle Outfitters	–	–	American Eagle Outfitters	128,013	2,474,491
America's Car-Mart	109,064	7,901,687	America's Car-Mart	–	–	America's Car-Mart	109,064	7,901,687
Barnes & Noble	75,187	533,076	Barnes & Noble	–	–	Barnes & Noble	75,187	533,076
Caleres	58,769	1,635,541	Caleres	27,400	762,542	Caleres	86,169	2,398,083
Camping World Holdings Cl. A	544,376	6,243,993	Camping World Holdings Cl. A	–	–	Camping World Holdings Cl. A	544,376	6,243,993
DSW Cl. A	96,594	2,385,872	DSW Cl. A	–	–	DSW Cl. A	96,594	2,385,872
Monro	163,723	11,255,956	Monro	6,700	460,625	Monro	170,423	11,716,581
Shoe Carnival	101,806	3,411,519	Shoe Carnival	–	–	Shoe Carnival	101,806	3,411,519
		35,842,135			1,223,167			37,065,302
TEXTILES, APPAREL & LUXURY GOODS - 0.3%			TEXTILES, APPAREL & LUXURY GOODS - 1.4%			TEXTILES, APPAREL & LUXURY GOODS - 0.3%
Movado Group	–	–	Movado Group	20,200	638,724	Movado Group	20,200	638,724
Steven Madden	58,806	1,779,470	Steven Madden	–	–	Steven Madden	58,806	1,779,470
Wolverine World Wide	80,800	2,576,712	Wolverine World Wide	5,000	159,450	Wolverine World Wide	85,800	2,736,162
		4,356,182			798,174			5,154,356
Total (Cost $86,379,191)		120,926,574	Total (Cost $5,240,632)		6,067,948	Total (Cost $91,619,823)		126,994,522

CONSUMER STAPLES – 1.4%			CONSUMER STAPLES – 4.9%			CONSUMER STAPLES – 1.5%
FOOD PRODUCTS - 0.6%			FOOD PRODUCTS - 2.3%			FOOD PRODUCTS - 0.7%
Cal-Maine Foods	53,112	2,246,638	Cal-Maine Foods	8,158	345,084	Cal-Maine Foods	61,270	2,591,722
Farmer Bros.	52,408	1,222,679	Farmer Bros.	–	–	Farmer Bros.	52,408	1,222,679
Industrias Bachoco ADR	–	–	Industrias Bachoco ADR	7,700	304,612	Industrias Bachoco ADR	7,700	304,612
John B. Sanfilippo & Son	20,126	1,120,213	John B. Sanfilippo & Son	–	–	John B. Sanfilippo & Son	20,126	1,120,213
Nomad Foods	139,773	2,337,004	Nomad Foods	–	–	Nomad Foods	139,773	2,337,004
Seneca Foods Cl. A	105,072	2,965,132	Seneca Foods Cl. A	–	–	Seneca Foods Cl. A	105,072	2,965,132
Seneca Foods Cl. B	6,292	177,497	Seneca Foods Cl. B	–	–	Seneca Foods Cl. B	6,292	177,497
Tootsie Roll Industries	–	–	Tootsie Roll Industries	18,300	611,220	Tootsie Roll Industries	18,300	611,220
		10,069,163			1,260,916			11,330,079
PERSONAL PRODUCTS - 0.8%			PERSONAL PRODUCTS - 2.6%			PERSONAL PRODUCTS - 0.8%
Inter Parfums	191,012	12,524,657	Inter Parfums	22,130	1,451,064	Inter Parfums	213,142	13,975,721
Total (Cost $10,549,664)		22,593,820	Total (Cost $1,718,903)		2,711,980	Total (Cost $12,268,567)		25,305,800

ENERGY – 3.8%			ENERGY – 3.6%			ENERGY – 3.8%
ENERGY EQUIPMENT & SERVICES - 3.7%			ENERGY EQUIPMENT & SERVICES - 3.6%			ENERGY EQUIPMENT & SERVICES - 3.7%
Era Group	532,774	4,656,445	Era Group	–	–	Era Group	532,774	4,656,445
Forum Energy Technologies	134,485	555,423	Forum Energy Technologies	–	–	Forum Energy Technologies	134,485	555,423
Helmerich & Payne	81,880	3,925,327	Helmerich & Payne	–	–	Helmerich & Payne	81,880	3,925,327
Natural Gas Services Group	48,162	791,783	Natural Gas Services Group	–	–	Natural Gas Services Group	48,162	791,783
Oil States International	–	–	Oil States International	23,440	334,723	Oil States International	23,440	334,723
Pason Systems	1,040,509	13,940,016	Pason Systems	69,340	928,969	Pason Systems	1,109,849	14,868,985
RPC	260,074	2,566,931	RPC	–	–	RPC	260,074	2,566,931
SEACOR Holdings	510,007	18,870,259	SEACOR Holdings	–	–	SEACOR Holdings	510,007	18,870,259
SEACOR Marine Holdings	481,549	5,663,016	SEACOR Marine Holdings	–	–	SEACOR Marine Holdings	481,549	5,663,016
TGS-NOPEC Geophysical	335,320	8,097,475	TGS-NOPEC Geophysical	29,550	713,588	TGS-NOPEC Geophysical	364,870	8,811,063
Unit Corporation	8,950	127,806	Unit Corporation	–	–	Unit Corporation	8,950	127,806
		59,194,481			1,977,280			61,171,761
OIL, GAS & CONSUMABLE FUELS - 0.1%			OIL, GAS & CONSUMABLE FUELS - 0.0%			OIL, GAS & CONSUMABLE FUELS - 0.1%
San Juan Basin Royalty Trust	181,003	868,814	San Juan Basin Royalty Trust	–	–	San Juan Basin Royalty Trust	181,003	868,814
Total (Cost $54,788,424)		60,063,295	Total (Cost $1,573,314)		1,977,280	Total (Cost $56,361,738)		62,040,575

Royce Pennsylvania Mutual Fund			Royce Small-Cap Leaders Fund			Proforma Royce Pennyslvania Mutual Fund
	SHARES	VALUE		SHARES	VALUE		SHARES	VALUE
FINANCIALS – 16.7%			FINANCIALS – 13.5%			FINANCIALS – 16.6%
BANKS - 5.3%			BANKS - 0.0%			BANKS - 5.1%
Ames National	35,783	909,604	Ames National	–	–	Ames National	35,783	909,604
Bar Harbor Bankshares	48,324	1,083,907	Bar Harbor Bankshares	–	–	Bar Harbor Bankshares	48,324	1,083,907
BOK Financial	140,934	10,334,690	BOK Financial	–	–	BOK Financial	140,934	10,334,690
Camden National	112,400	4,043,028	Camden National	–	–	Camden National	112,400	4,043,028
City Holding Company	45,154	3,051,959	City Holding Company	–	–	City Holding Company	45,154	3,051,959
CNB Financial	195,735	4,492,118	CNB Financial	–	–	CNB Financial	195,735	4,492,118
Financial Institutions	29,373	754,886	Financial Institutions	–	–	Financial Institutions	29,373	754,886
First Citizens BancShares Cl. A	65,446	24,676,414	First Citizens BancShares Cl. A	–	–	First Citizens BancShares Cl. A	65,446	24,676,414
Landmark Bancorp	23,150	530,251	Landmark Bancorp	–	–	Landmark Bancorp	23,150	530,251
MidWestOne Financial Group	156,172	3,877,751	MidWestOne Financial Group	–	–	MidWestOne Financial Group	156,172	3,877,751
National Bankshares	89,855	3,273,418	National Bankshares	–	–	National Bankshares	89,855	3,273,418
Northrim BanCorp	86,512	2,843,649	Northrim BanCorp	–	–	Northrim BanCorp	86,512	2,843,649
Popular	205,102	9,684,916	Popular	–	–	Popular	205,102	9,684,916
TriState Capital Holdings	97,584	1,898,985	TriState Capital Holdings	–	–	TriState Capital Holdings	97,584	1,898,985
Unity Bancorp	51,875	1,076,925	Unity Bancorp	–	–	Unity Bancorp	51,875	1,076,925
Webster Financial	223,305	11,006,704	Webster Financial	–	–	Webster Financial	223,305	11,006,704
		83,539,205			–			83,539,205
CAPITAL MARKETS - 6.3%			CAPITAL MARKETS - 7.2%			CAPITAL MARKETS - 6.4%
Ares Management	811,281	14,424,576	Ares Management	–	–	Ares Management	811,281	14,424,576
Artisan Partners Asset Management Cl. A	256,133	5,663,101	Artisan Partners Asset Management Cl. A	56,400	1,247,004	Artisan Partners Asset Management Cl. A	312,533	6,910,105
B. Riley Financial	59,917	850,821	B. Riley Financial	–	–	B. Riley Financial	59,917	850,821
Cohen & Steers	7,393	253,728	Cohen & Steers	–	–	Cohen & Steers	7,393	253,728
Diamond Hill Investment Group	51,918	7,759,145	Diamond Hill Investment Group	–	–	Diamond Hill Investment Group	51,918	7,759,145
Federated Investors Cl. B	–	–	Federated Investors Cl. B	13,660	362,673	Federated Investors Cl. B	13,660	362,673
Houlihan Lokey Cl. A	310,119	11,412,379	Houlihan Lokey Cl. A	36,200	1,332,160	Houlihan Lokey Cl. A	346,319	12,744,539
Lazard Cl. A	156,565	5,778,814	Lazard Cl. A	28,470	1,050,827	Lazard Cl. A	185,035	6,829,641
Moelis & Company Cl. A	93,720	3,222,094	Moelis & Company Cl. A	–	–	Moelis & Company Cl. A	93,720	3,222,094
Morningstar	92,494	10,159,541	Morningstar	–	–	Morningstar	92,494	10,159,541
Oaktree Capital Group LLC Cl. A	214,946	8,544,104	Oaktree Capital Group LLC Cl. A	–	–	Oaktree Capital Group LLC Cl. A	214,946	8,544,104
Pzena Investment Management Cl. A	66,146	572,163	Pzena Investment Management Cl. A	–	–	Pzena Investment Management Cl. A	66,146	572,163
Reinet Investments DR	116,469	1,768,386	Reinet Investments DR	–	–	Reinet Investments DR	116,469	1,768,386
Rothschild & Co	101,069	3,572,423	Rothschild & Co	–	–	Rothschild & Co	101,069	3,572,423
SEI Investments	154,476	7,136,791	SEI Investments	–	–	SEI Investments	154,476	7,136,791
Sprott	1,716,948	3,232,168	Sprott	–	–	Sprott	1,716,948	3,232,168
Virtu Financial Cl. A	562,354	14,486,239	Virtu Financial Cl. A	–	–	Virtu Financial Cl. A	562,354	14,486,239
Westwood Holdings Group	24,434	830,756	Westwood Holdings Group	–	–	Westwood Holdings Group	24,434	830,756
		99,667,229			3,992,664			103,659,893
INSURANCE - 3.0%			INSURANCE - 3.2%			INSURANCE - 3.0%
Ambac Financial Group	38,442	662,740	Ambac Financial Group	–	–	Ambac Financial Group	38,442	662,740
E-L Financial	32,356	17,443,610	E-L Financial	–	–	E-L Financial	32,356	17,443,610
James River Group Holdings	85,836	3,136,448	James River Group Holdings	–	–	James River Group Holdings	85,836	3,136,448
Kingstone Companies	98,785	1,747,507	Kingstone Companies	–	–	Kingstone Companies	98,785	1,747,507
MBIA	692,387	6,176,092	MBIA	–	–	MBIA	692,387	6,176,092
ProAssurance Corporation	261,613	10,611,023	ProAssurance Corporation	16,500	669,240	ProAssurance Corporation	278,113	11,280,263
RLI Corp.	65,108	4,491,801	RLI Corp.	15,900	1,096,941	RLI Corp.	81,008	5,588,742
Trupanion	141,592	3,604,932	Trupanion	–	–	Trupanion	141,592	3,604,932
		47,874,153			1,766,181			49,640,334
INVESTMENT COMPANIES - 0.1%			INVESTMENT COMPANIES - 0.0%			INVESTMENT COMPANIES - 0.1%
Social Capital Hedosophia Holdings (Units)	177,515	1,815,978	Social Capital Hedosophia Holdings (Units)	–	–	Social Capital Hedosophia Holdings (Units)	177,515	1,815,978
THRIFTS & MORTGAGE FINANCE - 2.0%			THRIFTS & MORTGAGE FINANCE - 3.1%			THRIFTS & MORTGAGE FINANCE - 2.0%
Axos Financial	167,208	4,210,297	Axos Financial	–	–	Axos Financial	167,208	4,210,297
Genworth MI Canada	552,769	16,276,966	Genworth MI Canada	58,760	1,730,261	Genworth MI Canada	611,529	18,007,227
Southern Missouri Bancorp	31,803	1,078,122	Southern Missouri Bancorp	–	–	Southern Missouri Bancorp	31,803	1,078,122
Timberland Bancorp	96,333	2,148,226	Timberland Bancorp	–	–	Timberland Bancorp	96,333	2,148,226
TrustCo Bank Corp. NY	693,322	4,756,189	TrustCo Bank Corp. NY	–	–	TrustCo Bank Corp. NY	693,322	4,756,189
WSFS Financial	83,500	3,165,485	WSFS Financial	–	–	WSFS Financial	83,500	3,165,485
		31,635,285			1,730,261			33,365,546
Total (Cost $234,801,491)		264,531,850	Total (Cost $6,300,570)		7,489,106	Total (Cost $241,102,061)		272,020,956

HEALTH CARE – 7.2%			HEALTH CARE – 3.3%			HEALTH CARE – 7.1%
BIOTECHNOLOGY - 0.2%			BIOTECHNOLOGY - 0.1%			BIOTECHNOLOGY - 0.2%
AMAG Pharmaceuticals	83,536	1,268,911	AMAG Pharmaceuticals	–	–	AMAG Pharmaceuticals	83,536	1,268,911
Eagle Pharmaceuticals	–	–	Eagle Pharmaceuticals	1,700	68,493	Eagle Pharmaceuticals	1,700	68,493
Progenics Pharmaceuticals	275,365	1,156,533	Progenics Pharmaceuticals	–	–	Progenics Pharmaceuticals	275,365	1,156,533
Zealand Pharma	101,722	1,286,257	Zealand Pharma	–	–	Zealand Pharma	101,722	1,286,257
		3,711,701			68,493			3,780,194
HEALTH CARE EQUIPMENT & SUPPLIES - 2.0%			HEALTH CARE EQUIPMENT & SUPPLIES - 0.8%			HEALTH CARE EQUIPMENT & SUPPLIES - 2.0%
AtriCure	123,833	3,789,290	AtriCure	–	–	AtriCure	123,833	3,789,290
Atrion Corporation	8,592	6,367,359	Atrion Corporation	–	–	Atrion Corporation	8,592	6,367,359
Cardiovascular Systems	34,844	992,706	Cardiovascular Systems	–	–	Cardiovascular Systems	34,844	992,706
CryoLife	68,108	1,932,905	CryoLife	–	–	CryoLife	68,108	1,932,905
Hill-Rom Holdings	45,811	4,056,564	Hill-Rom Holdings	–	–	Hill-Rom Holdings	45,811	4,056,564
Lantheus Holdings	118,832	1,859,721	Lantheus Holdings	27,100	424,115	Lantheus Holdings	145,932	2,283,836
LeMaitre Vascular	75,978	1,796,120	LeMaitre Vascular	–	–	LeMaitre Vascular	75,978	1,796,120
Merit Medical Systems	198,088	11,055,291	Merit Medical Systems	–	–	Merit Medical Systems	198,088	11,055,291
		31,849,956			424,115			32,274,071
HEALTH CARE PROVIDERS & SERVICES - 2.4%			HEALTH CARE PROVIDERS & SERVICES - 0.7%			HEALTH CARE PROVIDERS & SERVICES - 2.3%
AMN Healthcare Services	93,330	5,288,078	AMN Healthcare Services	7,000	396,620	AMN Healthcare Services	100,330	5,684,698
Encompass Health	125,485	7,742,424	Encompass Health	–	–	Encompass Health	125,485	7,742,424
Ensign Group (The)	29,764	1,154,546	Ensign Group (The)	–	–	Ensign Group (The)	29,764	1,154,546
HealthEquity	42,628	2,542,760	HealthEquity	–	–	HealthEquity	42,628	2,542,760
National Research	136,613	5,210,420	National Research	–	–	National Research	136,613	5,210,420
Tivity Health	74,749	1,854,523	Tivity Health	–	–	Tivity Health	74,749	1,854,523
U.S. Physical Therapy	133,872	13,701,799	U.S. Physical Therapy	–	–	U.S. Physical Therapy	133,872	13,701,799
		37,494,550			396,620			37,891,170
HEALTH CARE TECHNOLOGY - 1.0%			HEALTH CARE TECHNOLOGY - 0.0%			HEALTH CARE TECHNOLOGY - 1.0%
Medidata Solutions	230,671	15,551,839	Medidata Solutions	–	–	Medidata Solutions	230,671	15,551,839
LIFE SCIENCES TOOLS & SERVICES - 1.6%			LIFE SCIENCES TOOLS & SERVICES - 1.7%			LIFE SCIENCES TOOLS & SERVICES - 1.6%
Bio-Rad Laboratories Cl. A	25,953	6,026,806	Bio-Rad Laboratories Cl. A	–	–	Bio-Rad Laboratories Cl. A	25,953	6,026,806
Bio-Techne	79,397	11,490,334	Bio-Techne	6,394	925,340	Bio-Techne	85,791	12,415,674
ICON	31,848	4,115,080	ICON	–	–	ICON	31,848	4,115,080
NeoGenomics	52,403	660,802	NeoGenomics	–	–	NeoGenomics	52,403	660,802
Quanterix Corporation	158,379	2,899,919	Quanterix Corporation	–	–	Quanterix Corporation	158,379	2,899,919
		25,192,941			925,340			26,118,281
Total (Cost $63,419,874)		113,800,987	Total (Cost $1,201,865)		1,814,568	Total (Cost $64,621,739)		115,615,555

INDUSTRIALS – 26.9%			INDUSTRIALS – 28.9%			INDUSTRIALS – 26.9%
AEROSPACE & DEFENSE - 1.9%			AEROSPACE & DEFENSE - 0.0%			AEROSPACE & DEFENSE - 1.8%
HEICO Corporation	261,065	20,227,316	HEICO Corporation	–	–	HEICO Corporation	261,065	20,227,316
HEICO Corporation Cl. A	142,534	8,979,642	HEICO Corporation Cl. A	–	–	HEICO Corporation Cl. A	142,534	8,979,642
Magellan Aerospace	70,271	771,066	Magellan Aerospace	–	–	Magellan Aerospace	70,271	771,066
		29,978,024			–			29,978,024

Royce Pennsylvania Mutual Fund			Royce Small-Cap Leaders Fund			Proforma Royce Pennyslvania Mutual Fund
	SHARES	VALUE		SHARES	VALUE		SHARES	VALUE
AIR FREIGHT & LOGISTICS - 0.8%			AIR FREIGHT & LOGISTICS - 0.0%			AIR FREIGHT & LOGISTICS - 0.8%
Forward Air	157,115	8,617,758	Forward Air	–	–	Forward Air	157,115	8,617,758
Hub Group Cl. A	113,964	4,224,645	Hub Group Cl. A	–	–	Hub Group Cl. A	113,964	4,224,645
		12,842,403			–			12,842,403
AIRLINES - 0.6%			AIRLINES - 0.0%			AIRLINES - 0.6%
Allegiant Travel	18,845	1,888,646	Allegiant Travel	–	–	Allegiant Travel	18,845	1,888,646
Hawaiian Holdings	238,754	6,305,493	Hawaiian Holdings	–	–	Hawaiian Holdings	238,754	6,305,493
Spirit Airlines	26,730	1,548,202	Spirit Airlines	–	–	Spirit Airlines	26,730	1,548,202
		9,742,341			–			9,742,341
BUILDING PRODUCTS - 0.9%			BUILDING PRODUCTS - 3.2%			BUILDING PRODUCTS - 1.0%
Apogee Enterprises	210,137	6,272,589	Apogee Enterprises	23,100	689,535	Apogee Enterprises	233,237	6,962,124
Gibraltar Industries	144,789	5,153,041	Gibraltar Industries	23,100	822,129	Gibraltar Industries	167,889	5,975,170
Simpson Manufacturing	53,000	2,868,890	Simpson Manufacturing	4,820	260,906	Simpson Manufacturing	57,820	3,129,796
		14,294,520			1,772,570			16,067,090
COMMERCIAL SERVICES & SUPPLIES - 2.2%			COMMERCIAL SERVICES & SUPPLIES - 4.1%			COMMERCIAL SERVICES & SUPPLIES - 2.2%
Healthcare Services Group	164,656	6,615,878	Healthcare Services Group	–	–	Healthcare Services Group	164,656	6,615,878
Heritage-Crystal Clean	167,241	3,848,215	Heritage-Crystal Clean	–	–	Heritage-Crystal Clean	167,241	3,848,215
Kimball International Cl. B	483,857	6,865,931	Kimball International Cl. B	44,230	627,624	Kimball International Cl. B	528,087	7,493,555
Mobile Mini	154,633	4,909,598	Mobile Mini	–	–	Mobile Mini	154,633	4,909,598
PICO Holdings	326,703	2,986,065	PICO Holdings	33,900	309,846	PICO Holdings	360,603	3,295,911
Ritchie Bros. Auctioneers	39,233	1,283,704	Ritchie Bros. Auctioneers	6,700	219,224	Ritchie Bros. Auctioneers	45,933	1,502,928
Steelcase Cl. A	–	–	Steelcase Cl. A	18,800	278,804	Steelcase Cl. A	18,800	278,804
Team	141,510	2,073,121	Team	–	–	Team	141,510	2,073,121
UniFirst Corporation	31,208	4,464,929	UniFirst Corporation	5,600	801,192	UniFirst Corporation	36,808	5,266,121
Viad Corporation	20,864	1,045,078	Viad Corporation	–	–	Viad Corporation	20,864	1,045,078
		34,092,519			2,236,690			36,329,209
CONSTRUCTION & ENGINEERING - 2.1%			CONSTRUCTION & ENGINEERING - 4.7%			CONSTRUCTION & ENGINEERING - 2.2%
Arcosa	395,838	10,960,754	Arcosa	35,500	982,995	Arcosa	431,338	11,943,749
Comfort Systems USA	–	–	Comfort Systems USA	7,900	345,072	Comfort Systems USA	7,900	345,072
KBR	470,489	7,142,023	KBR	–	–	KBR	470,489	7,142,023
Sterling Construction	–	–	Sterling Construction	60,500	658,845	Sterling Construction	60,500	658,845
Valmont Industries	132,101	14,656,606	Valmont Industries	5,495	609,670	Valmont Industries	137,596	15,266,276
		32,759,383			2,596,582			35,355,965
ELECTRICAL EQUIPMENT - 1.3%			ELECTRICAL EQUIPMENT - 1.0%			ELECTRICAL EQUIPMENT - 1.3%
Encore Wire	144,259	7,238,917	Encore Wire	–	–	Encore Wire	144,259	7,238,917
EnerSys	–	–	EnerSys	7,300	566,553	EnerSys	7,300	566,553
Preformed Line Products	233,761	12,681,534	Preformed Line Products	–	–	Preformed Line Products	233,761	12,681,534
		19,920,451			566,553			20,487,004
INDUSTRIAL CONGLOMERATES - 1.3%			INDUSTRIAL CONGLOMERATES - 0.0%			INDUSTRIAL CONGLOMERATES - 1.2%
Raven Industries	564,110	20,415,141	Raven Industries	–	–	Raven Industries	564,110	20,415,141
MACHINERY - 9.5%			MACHINERY - 12.3%			MACHINERY - 9.7%
Alamo Group	38,956	3,012,078	Alamo Group	–	–	Alamo Group	38,956	3,012,078
CIRCOR International	344,615	7,340,299	CIRCOR International	28,620	609,606	CIRCOR International	373,235	7,949,905
Colfax Corporation	113,964	2,381,848	Colfax Corporation	–	–	Colfax Corporation	113,964	2,381,848
Franklin Electric	225,023	9,648,986	Franklin Electric	–	–	Franklin Electric	225,023	9,648,986
Graco	185,633	7,768,741	Graco	–	–	Graco	185,633	7,768,741
Graham Corporation	44,465	1,015,581	Graham Corporation	–	–	Graham Corporation	44,465	1,015,581
Greenbrier Companies (The)	85,446	3,378,535	Greenbrier Companies (The)	33,600	1,328,544	Greenbrier Companies (The)	119,046	4,707,079
John Bean Technologies	134,682	9,671,514	John Bean Technologies	13,099	940,639	John Bean Technologies	147,781	10,612,153
Kadant	114,206	9,303,221	Kadant	13,060	1,063,868	Kadant	127,266	10,367,089
Kornit Digital	59,526	1,114,327	Kornit Digital	–	–	Kornit Digital	59,526	1,114,327
Lincoln Electric Holdings	112,290	8,854,066	Lincoln Electric Holdings	–	–	Lincoln Electric Holdings	112,290	8,854,066
Lindsay Corporation	119,403	11,492,539	Lindsay Corporation	–	–	Lindsay Corporation	119,403	11,492,539
Lydall	30,728	624,086	Lydall	–	–	Lydall	30,728	624,086
Meritor	681,049	11,516,539	Meritor	93,300	1,577,703	Meritor	774,349	13,094,242
Miller Industries	218,218	5,891,886	Miller Industries	–	–	Miller Industries	218,218	5,891,886
Nordson Corporation	68,760	8,206,506	Nordson Corporation	–	–	Nordson Corporation	68,760	8,206,506
RBC Bearings	60,338	7,910,312	RBC Bearings	980	128,478	RBC Bearings	61,318	8,038,790
Sun Hydraulics	619,964	20,576,605	Sun Hydraulics	10,500	348,495	Sun Hydraulics	630,464	20,925,100
Tennant Company	240,474	12,531,100	Tennant Company	–	–	Tennant Company	240,474	12,531,100
Wabash National	627,668	8,209,897	Wabash National	59,800	782,184	Wabash National	687,468	8,992,081
		150,448,666			6,779,517			157,228,183
MARINE - 1.2%			MARINE - 0.0%			MARINE - 1.1%
Clarkson	405,000	9,808,045	Clarkson	–	–	Clarkson	405,000	9,808,045
Eagle Bulk Shipping	279,836	1,290,044	Eagle Bulk Shipping	–	–	Eagle Bulk Shipping	279,836	1,290,044
Kirby Corporation	112,933	7,607,167	Kirby Corporation	–	–	Kirby Corporation	112,933	7,607,167
		18,705,256			–			18,705,256
PROFESSIONAL SERVICES - 1.7%			PROFESSIONAL SERVICES - 0.9%			PROFESSIONAL SERVICES - 1.7%
Exponent	194,349	9,855,438	Exponent	–	–	Exponent	194,349	9,855,438
GP Strategies	80,727	1,017,967	GP Strategies	–	–	GP Strategies	80,727	1,017,967
Heidrick & Struggles International	125,928	3,927,694	Heidrick & Struggles International	16,300	508,397	Heidrick & Struggles International	142,228	4,436,091
Kforce	91,376	2,825,346	Kforce	–	–	Kforce	91,376	2,825,346
Korn Ferry	78,443	3,101,636	Korn Ferry	–	–	Korn Ferry	78,443	3,101,636
ManpowerGroup	76,110	4,931,928	ManpowerGroup	–	–	ManpowerGroup	76,110	4,931,928
Resources Connection	42,928	609,578	Resources Connection	–	–	Resources Connection	42,928	609,578
TrueBlue	59,734	1,329,082	TrueBlue	–	–	TrueBlue	59,734	1,329,082
		27,598,669			508,397			28,107,066
ROAD & RAIL - 1.8%			ROAD & RAIL - 2.7%			ROAD & RAIL - 1.8%
Landstar System	156,307	14,953,891	Landstar System	9,620	920,346	Landstar System	165,927	15,874,237
Saia	63,017	3,517,609	Saia	10,220	570,480	Saia	73,237	4,088,089
Universal Logistics Holdings	482,495	8,728,334	Universal Logistics Holdings	–	–	Universal Logistics Holdings	482,495	8,728,334
Werner Enterprises	34,496	1,019,012	Werner Enterprises	–	–	Werner Enterprises	34,496	1,019,012
		28,218,846			1,490,826			29,709,672
TRADING COMPANIES & DISTRIBUTORS - 1.6%			TRADING COMPANIES & DISTRIBUTORS - 0.0%			TRADING COMPANIES & DISTRIBUTORS - 1.5%
Air Lease Cl. A	466,067	14,079,884	Air Lease Cl. A	–	–	Air Lease Cl. A	466,067	14,079,884
Applied Industrial Technologies	128,116	6,910,577	Applied Industrial Technologies	–	–	Applied Industrial Technologies	128,116	6,910,577
Richelieu Hardware	245,741	4,084,283	Richelieu Hardware	–	–	Richelieu Hardware	245,741	4,084,283
		25,074,744			–			25,074,744
Total (Cost $301,389,787)		424,090,963	Total (Cost $15,981,230)		15,951,135	Total (Cost $317,371,017)		440,042,098

Royce Pennsylvania Mutual Fund			Royce Small-Cap Leaders Fund			Proforma Royce Pennyslvania Mutual Fund
	SHARES	VALUE		SHARES	VALUE		SHARES	VALUE
INFORMATION TECHNOLOGY – 21.0%			INFORMATION TECHNOLOGY – 17.7%			INFORMATION TECHNOLOGY – 20.9%
COMMUNICATIONS EQUIPMENT - 0.2%			COMMUNICATIONS EQUIPMENT - 0.7%			COMMUNICATIONS EQUIPMENT - 0.2%
ADTRAN	54,205	582,161	ADTRAN	–	–	ADTRAN	54,205	582,161
Digi International	297,575	3,002,532	Digi International	–	–	Digi International	297,575	3,002,532
NetScout Systems	–	–	NetScout Systems	17,200	406,436	NetScout Systems	17,200	406,436
		3,584,693			406,436			3,991,129
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 11.2%			ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 7.2%			ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 11.1%
Badger Meter	280,426	13,799,763	Badger Meter	–	–	Badger Meter	280,426	13,799,763
Benchmark Electronics	344,222	7,290,622	Benchmark Electronics	–	–	Benchmark Electronics	344,222	7,290,622
Celestica	676,039	5,928,862	Celestica	–	–	Celestica	676,039	5,928,862
Cognex Corporation	157,547	6,092,342	Cognex Corporation	–	–	Cognex Corporation	157,547	6,092,342
Coherent	51,018	5,393,113	Coherent	5,300	560,263	Coherent	56,318	5,953,376
Dolby Laboratories Cl. A	95,028	5,876,532	Dolby Laboratories Cl. A	–	–	Dolby Laboratories Cl. A	95,028	5,876,532
Electro Scientific Industries	140,993	4,224,150	Electro Scientific Industries	11,500	344,540	Electro Scientific Industries	152,493	4,568,690
Fabrinet	156,170	8,013,083	Fabrinet	5,400	277,074	Fabrinet	161,570	8,290,157
FARO Technologies	299,843	12,185,620	FARO Technologies	9,260	376,326	FARO Technologies	309,103	12,561,946
FLIR Systems	756,241	32,926,733	FLIR Systems	–	–	FLIR Systems	756,241	32,926,733
HollySys Automation Technologies	71,900	1,258,969	HollySys Automation Technologies	–	–	HollySys Automation Technologies	71,900	1,258,969
Insight Enterprises	191,368	7,798,246	Insight Enterprises	–	–	Insight Enterprises	191,368	7,798,246
IPG Photonics	58,063	6,577,957	IPG Photonics	–	–	IPG Photonics	58,063	6,577,957
Kimball Electronics	182,454	2,826,212	Kimball Electronics	58,456	905,484	Kimball Electronics	240,910	3,731,696
Mesa Laboratories	46,004	9,586,774	Mesa Laboratories	–	–	Mesa Laboratories	46,004	9,586,774
Methode Electronics	7,575	176,422	Methode Electronics	–	–	Methode Electronics	7,575	176,422
MTS Systems	57,688	2,315,019	MTS Systems	–	–	MTS Systems	57,688	2,315,019
National Instruments	312,534	14,182,793	National Instruments	–	–	National Instruments	312,534	14,182,793
nLIGHT	483,043	8,588,505	nLIGHT	25,500	453,390	nLIGHT	508,543	9,041,895
PC Connection	321,859	9,568,868	PC Connection	–	–	PC Connection	321,859	9,568,868
Richardson Electronics	137,743	1,196,987	Richardson Electronics	–	–	Richardson Electronics	137,743	1,196,987
Sanmina Corporation	146,413	3,522,697	Sanmina Corporation	–	–	Sanmina Corporation	146,413	3,522,697
Vishay Intertechnology	420,445	7,572,214	Vishay Intertechnology	31,700	570,917	Vishay Intertechnology	452,145	8,143,131
Vishay Precision Group	–	–	Vishay Precision Group	16,100	486,703	Vishay Precision Group	16,100	486,703
		176,902,483			3,974,697			180,877,180
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 6.2%			SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 7.7%			SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 6.3%
Advanced Energy Industries	234,360	10,061,075	Advanced Energy Industries	20,800	892,944	Advanced Energy Industries	255,160	10,954,019
Brooks Automation	391,252	10,242,977	Brooks Automation	–	–	Brooks Automation	391,252	10,242,977
Cabot Microelectronics	97,841	9,329,139	Cabot Microelectronics	5,636	537,393	Cabot Microelectronics	103,477	9,866,532
Cirrus Logic	312,010	10,352,492	Cirrus Logic	–	–	Cirrus Logic	312,010	10,352,492
Cohu	260,085	4,179,566	Cohu	38,260	614,838	Cohu	298,345	4,794,404
Diodes	196,302	6,332,703	Diodes	–	–	Diodes	196,302	6,332,703
Entegris	241,599	6,739,404	Entegris	–	–	Entegris	241,599	6,739,404
FormFactor	203,270	2,864,074	FormFactor	–	–	FormFactor	203,270	2,864,074
Kulicke & Soffa Industries	529,268	10,728,262	Kulicke & Soffa Industries	22,400	454,048	Kulicke & Soffa Industries	551,668	11,182,310
MKS Instruments	213,092	13,767,874	MKS Instruments	5,645	364,723	MKS Instruments	218,737	14,132,597
Nanometrics	65,370	1,786,562	Nanometrics	14,838	405,523	Nanometrics	80,208	2,192,085
Nova Measuring Instruments	48,304	1,100,365	Nova Measuring Instruments	16,400	373,592	Nova Measuring Instruments	64,704	1,473,957
Photronics	154,371	1,494,311	Photronics	–	–	Photronics	154,371	1,494,311
Rudolph Technologies	–	–	Rudolph Technologies	8,100	165,807	Rudolph Technologies	8,100	165,807
Silicon Motion Technology ADR	146,739	5,062,496	Silicon Motion Technology ADR	12,200	420,900	Silicon Motion Technology ADR	158,939	5,483,396
Ultra Clean Holdings	88,433	749,028	Ultra Clean Holdings	–	–	Ultra Clean Holdings	88,433	749,028
Versum Materials	121,099	3,356,864	Versum Materials	–	–	Versum Materials	121,099	3,356,864
		98,147,192			4,229,768			102,376,960
SOFTWARE - 3.2%			SOFTWARE - 2.1%			SOFTWARE - 3.1%
ACI Worldwide	379,964	10,513,604	ACI Worldwide	–	–	ACI Worldwide	379,964	10,513,604
Altair Engineering Cl. A	62,154	1,714,207	Altair Engineering Cl. A	–	–	Altair Engineering Cl. A	62,154	1,714,207
Amber Road	119,809	986,028	Amber Road	–	–	Amber Road	119,809	986,028
Box Cl. A	180,531	3,047,363	Box Cl. A	–	–	Box Cl. A	180,531	3,047,363
Descartes Systems Group (The)	97,462	2,578,845	Descartes Systems Group (The)	–	–	Descartes Systems Group (The)	97,462	2,578,845
Everbridge	50,744	2,880,230	Everbridge	–	–	Everbridge	50,744	2,880,230
Fair Isaac	48,464	9,062,768	Fair Isaac	–	–	Fair Isaac	48,464	9,062,768
Five9	76,116	3,327,792	Five9	–	–	Five9	76,116	3,327,792
j2 Global	63,369	4,396,541	j2 Global	16,724	1,160,311	j2 Global	80,093	5,556,852
Manhattan Associates	67,517	2,860,695	Manhattan Associates	–	–	Manhattan Associates	67,517	2,860,695
QAD Cl. A	43,477	1,709,951	QAD Cl. A	–	–	QAD Cl. A	43,477	1,709,951
Qualys	23,500	1,756,390	Qualys	–	–	Qualys	23,500	1,756,390
TiVo	254,622	2,395,993	TiVo	–	–	TiVo	254,622	2,395,993
Upland Software	89,179	2,423,885	Upland Software	–	–	Upland Software	89,179	2,423,885
Varonis Systems	4,727	250,058	Varonis Systems	–	–	Varonis Systems	4,727	250,058
		49,904,350			1,160,311			51,064,661
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 0.2%			TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 0.0%			TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 0.2%
Cray	123,702	2,670,726	Cray	–	–	Cray	123,702	2,670,726
Total (Cost $261,411,950)		331,209,444	Total (Cost $9,300,886)		9,771,212	Total (Cost $270,712,836)		340,980,656

MATERIALS – 9.4%			MATERIALS – 3.7%			MATERIALS – 9.2%
CHEMICALS - 5.1%			CHEMICALS - 2.5%			CHEMICALS - 5.0%
Balchem Corporation	144,988	11,359,810	Balchem Corporation	–	–	Balchem Corporation	144,988	11,359,810
Chase Corporation	33,780	3,379,689	Chase Corporation	–	–	Chase Corporation	33,780	3,379,689
FutureFuel Corporation	567,519	9,000,851	FutureFuel Corporation	–	–	FutureFuel Corporation	567,519	9,000,851
Ingevity Corporation	83,197	6,962,757	Ingevity Corporation	–	–	Ingevity Corporation	83,197	6,962,757
Innospec	81,901	5,058,206	Innospec	–	–	Innospec	81,901	5,058,206
Minerals Technologies	233,415	11,983,526	Minerals Technologies	26,856	1,378,787	Minerals Technologies	260,271	13,362,313
Platform Specialty Products	907,638	9,375,900	Platform Specialty Products	–	–	Platform Specialty Products	907,638	9,375,900
Quaker Chemical	131,201	23,315,730	Quaker Chemical	–	–	Quaker Chemical	131,201	23,315,730
		80,436,469			1,378,787			81,815,256
CONSTRUCTION MATERIALS - 0.1%			CONSTRUCTION MATERIALS - 0.0%			CONSTRUCTION MATERIALS - 0.1%
Imerys	40,000	1,923,943	Imerys	–	–	Imerys	40,000	1,923,943
CONTAINERS & PACKAGING - 0.6%			CONTAINERS & PACKAGING - 0.0%			CONTAINERS & PACKAGING - 0.6%
AptarGroup	99,439	9,354,227	AptarGroup	–	–	AptarGroup	99,439	9,354,227
METALS & MINING - 2.5%			METALS & MINING - 0.0%			METALS & MINING - 2.4%
Alamos Gold Cl. A	2,113,448	7,601,106	Alamos Gold Cl. A	–	–	Alamos Gold Cl. A	2,113,448	7,601,106
Commercial Metals	39,034	625,325	Commercial Metals	–	–	Commercial Metals	39,034	625,325
Franco-Nevada Corporation	93,216	6,540,967	Franco-Nevada Corporation	–	–	Franco-Nevada Corporation	93,216	6,540,967
Haynes International	37,643	993,775	Haynes International	–	–	Haynes International	37,643	993,775
Hecla Mining	151,513	357,571	Hecla Mining	–	–	Hecla Mining	151,513	357,571
IAMGOLD Corporation	800,000	2,944,000	IAMGOLD Corporation	–	–	IAMGOLD Corporation	800,000	2,944,000
Major Drilling Group International	913,761	3,078,890	Major Drilling Group International	–	–	Major Drilling Group International	913,761	3,078,890
Pretium Resources	89,701	760,211	Pretium Resources	–	–	Pretium Resources	89,701	760,211
Reliance Steel & Aluminum	141,198	10,049,061	Reliance Steel & Aluminum	–	–	Reliance Steel & Aluminum	141,198	10,049,061
Worthington Industries	198,086	6,901,316	Worthington Industries	–	–	Worthington Industries	198,086	6,901,316
		39,852,222			–			39,852,222

Royce Pennsylvania Mutual Fund			Royce Small-Cap Leaders Fund			Proforma Royce Pennyslvania Mutual Fund
	SHARES	VALUE		SHARES	VALUE		SHARES	VALUE
PAPER & FOREST PRODUCTS - 1.1%			PAPER & FOREST PRODUCTS - 1.2%			PAPER & FOREST PRODUCTS - 1.1%
Stella-Jones	569,501	16,523,539	Stella-Jones	22,400	649,915	Stella-Jones	591,901	17,173,454
Total (Cost $98,074,631)		148,090,400	Total (Cost $2,114,802)		2,028,702	Total (Cost $100,189,433)		150,119,102

REAL ESTATE – 3.3%			REAL ESTATE – 5.3%			REAL ESTATE – 3.4%
REAL ESTATE MANAGEMENT & DEVELOPMENT - 3.3%			REAL ESTATE MANAGEMENT & DEVELOPMENT - 5.3%			REAL ESTATE MANAGEMENT & DEVELOPMENT - 3.4%
FRP Holdings	322,003	14,815,358	FRP Holdings	–	–	FRP Holdings	322,003	14,815,358
Kennedy-Wilson Holdings	543,368	9,872,996	Kennedy-Wilson Holdings	66,100	1,201,037	Kennedy-Wilson Holdings	609,468	11,074,033
Marcus & Millichap	432,786	14,857,543	Marcus & Millichap	50,110	1,720,276	Marcus & Millichap	482,896	16,577,819
St. Joe Company (The)	248,863	3,277,526	St. Joe Company (The)	–	–	St. Joe Company (The)	248,863	3,277,526
Tejon Ranch	598,465	9,922,550	Tejon Ranch	–	–	Tejon Ranch	598,465	9,922,550
Total (Cost $49,470,265)		52,745,973	Total (Cost $2,358,285)		2,921,313	Total (Cost $51,828,550)		55,667,286

TOTAL COMMON STOCKS			TOTAL COMMON STOCKS			TOTAL COMMON STOCKS
(Cost $1,188,735,717)		1,560,734,247	(Cost $46,119,827)		51,137,348	(Cost $1,234,855,544)		1,611,871,595

REPURCHASE AGREEMENTS – 0.0%			REPURCHASE AGREEMENTS – 8.2%			REPURCHASE AGREEMENTS – 0.3%
(Cost $–)		–	(Cost $4,528,000)		4,528,000	(Cost $4,528,000)		4,528,000

COLLATERAL RECEIVED FOR SECURITIES LOANED – 0.7%			COLLATERAL RECEIVED FOR SECURITIES LOANED – 0.0%			COLLATERAL RECEIVED FOR SECURITIES LOANED – 0.7%
Money Market Funds			Money Market Funds			Money Market Funds
Federated Government Obligations Fund (7 day yield-2.2268%)			Federated Government Obligations Fund (7 day yield-2.2268%)			Federated Government Obligations Fund (7 day yield-2.2268%)
(Cost $11,147,862)		11,147,862	(Cost $–)		–	(Cost $11,147,862)		11,147,862

TOTAL INVESTMENTS – 99.5%			TOTAL INVESTMENTS – 100.8%			TOTAL INVESTMENTS – 99.6%
(Cost $1,199,883,579)		1,571,882,109	(Cost $50,647,827)		55,665,348	(Cost $1,250,531,406)		1,627,547,457

CASH AND OTHER ASSETS LESS LIABILITIES – 0.5%		7,202,053	LIABILITIES LESS CASH AND OTHER ASSETS – (0.8)%		(429,455)	CASH AND OTHER ASSETS LESS LIABILITIES – 0.4%		6,772,598

NET ASSETS – 100.0%		$ 1,579,084,162	NET ASSETS – 100.0%		$ 55,235,893	NET ASSETS – 100.0%		$ 1,634,320,055

Pro Forma Condensed Combined Statement of Assets and Liabilities Relating to
Small-Cap Leaders Reorganization as of December 31, 2018 (Unaudited)

Pro Forma Condensed Combined Statement of Assets and Liabilities for Royce Pennsylvania Mutual Fund and Royce Small-Cap Leaders Fund as of December 31, 2018

	Royce Pennsylvania Mutual Fund	Royce Small-Cap Leaders Fund	Adjustments[1]		Pro Forma Royce Pennsylvania Mutual Fund Combined
ASSETS:
Investments at value (including collateral on loaned securities)[2]	$1,571,882,109	$51,137,348	$-		$1,623,019,457
Repurchase agreements (at cost and value)	-	4,528,000	-		4,528,000
Cash and foreign currency	-	8,755	-		8,755
Receivable for investments sold	35,664,664	100,603	-		35,765,267
Receivable for capital shares sold	3,748,303	256,382	-		4,004,685
Receivable for dividends and interest	1,677,332	52,286	-		1,729,618
Receivable for securities lending income	11,710	61	-		11,771
Prepaid expenses and other assets	2,866,330	243	-		2,866,573
Total Assets	1,615,850,448	56,083,678	-		1,671,934,126
LIABILITIES:
Payable for collateral on loaned securities	11,147,862	-	-		11,147,862
Payable to custodian for cash and foreign currency overdrawn	8,606,852	-	-		8,606,852
Payable for investments purchased	765,641	131,165	-		896,806
Payable for capital shares redeemed	14,174,992	566,309	-		14,741,301
Payable for investment advisory fees	1,091,736	48,088	-		1,139,824
Payable for trustees’ fees	72,466	3,088	-		75,554
Accrued expenses	906,737	99,135	-		1,005,872
Total Liabilities	36,766,286	847,785	-		37,614,071
Net Assets	$1,579,084,162	$55,235,893	$-		$1,634,320,055
ANALYSIS OF NET ASSETS:
Paid-in capital	$1,185,801,399	$50,224,482	$-		$1,236,025,881
Total distributable earnings (loss)	393,282,763	5,011,411	-		398,294,174
Net Assets	$1,579,084,162	$55,235,893	$-		$1,634,320,055
Investment Class	$1,203,966,585	$28,041,820	$-		1,232,008,405
Service Class	32,191,197	27,194,073	-		59,385,270
Consultant Class	249,004,314		-		249,004,314
Institutional Class	83,908,171		-		83,908,171
R Class	10,013,895		-		10,013,895
SHARES OUTSTANDING (unlimited number of $.001 par value):
Investment Class	155,276,838	5,946,340	3,618,299	[1]	158,895,137
Service Class	4,144,325	5,828,474	3,499,881	[1]	7,644,206
Consultant Class	40,285,369				40,285,369
Institutional Class	10,787,665				10,787,665
R Class	1,372,678				1,372,678
NET ASSET VALUES (Net Assets ÷ Shares Outstanding):
Investment Class[3]	$7.75	$4.72			$7.75
Service Class[3]	7.77	4.67			7.77
Consultant Class[4]	6.18				6.18
Institutional Class[5]	7.78				7.78
R Class[5]	7.30				7.30
Investments at identified cost	$1,199,883,579	$46,119,827	$-		$1,246,003,406
Market value of loaned securities[6]	31,228,766	444,361			31,673,127

[1]	Reflects the change in shares of Royce Pennsylvania Mutual Fund after giving effect to the distribution of shares of Royce Pennsylvania Mutual Fund to Royce Small-Cap Leaders Fund shareholders as if the Reorganization had taken place on December 31, 2018.
[2]	See Notes to Financial Statements for information on non-cash collateral on loaned securities.
[3]	Offering and redemption price per share; shares held less than 30 days may be subject to a 1% redemption fee, payable to the Fund.
[4]	Offering and redemption price per share; shares held less than 365 days may be subject to a 1% contingent deferred sales charge, payable to Royce Fund Services, LLC.
[5]	Offering and redemption price per share.
[6]	Market value of loaned securities backed by non-cash collateral is as of prior business day.

Pro Forma Condensed Combined Statement of Operations Relating to
Small-Cap Leaders Reorganization as of December 31, 2018 (Unaudited)

Pro Forma Condensed Combined Statement of Operations for Royce Pennsylvania Mutual Fund and Royce Small-Cap Leaders Fund as of December 31, 2018

INVESTMENT INCOME:	Royce Pennsylvania Mutual Fund	Royce Small-Cap Leaders Fund	Adjustments[1]	Pro Forma Royce Pennsylvania Mutual Fund Combined
INCOME:
Dividends
Non-Affiliated Companies	$24,581,018	$1,119,815	$-	$25,700,833
Affiliated Companies	195,483			195,483
Foreign withholding tax	(510,433)	(35,959)	-	(546,392)
Interest	454,825	23,178	-	478,003
Securities lending	614,664	22,557	-	637,221
Total income	25,335,557	1,129,591	-	26,465,148
EXPENSES:
Investment advisory fees	15,435,767	775,395	(184,887)	16,026,275
Distribution fees	3,572,101	91,548	-	3,663,649
Shareholder servicing	1,663,556	96,314	(19,560)	1,740,310
Administrative and office facilities	627,420	31,548	-	658,968
Registration	80,023	33,599	(28,491)	85,131
Custody	202,428	21,301	(7,300)	216,429
Audit	50,331	27,908	(27,739)	50,500
Shareholder reports	343,820	24,632	-	368,452
Trustees’ fees	261,106	10,226	-	271,332
Legal	64,480	2,478	-	66,958
Other expenses	132,011	6,769	(1,025)	137,755
Total expenses	22,433,043	1,121,718	(269,002)	23,285,759
Compensating balance credits	(36,699)	(1,463)	-	(38,162)
Fees waived by distributor	-	(1,825)	1,825	-
Expenses reimbursed by investment adviser	(1,418)	(64,890)	59,216	(7,092)
Net expenses	22,394,926	1,053,540	(207,961)	23,240,505
Net investment income (loss)	2,940,631	76,051	207,961	3,224,643
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
NET REALIZED GAIN (LOSS):
Investments in Non-Affiliated Companies	299,645,876	7,451,138	-	307,097,014
Investments in Affiliated Companies	1,101,984	-	-	1,101,984
Foreign currency transactions	(14,653)	(5,013)	-	(19,666)
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION):
Investments in Non-Affiliated Companies	(471,384,762)	(15,563,033)	-	(486,947,795)
Investments in Affiliated Companies	(4,976,463)	-	-	(4,976,463)
Other assets and liabilities denominated in foreign currency	(3,419)	(248)	-	(3,667)
Net realized and unrealized gain (loss) on investments and foreign currency	(175,631,437)	(8,117,156)	-	(183,748,593)
NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$(172,690,806)	$(8,041,105)	$207,961	$(180,523,950)

[1]	Decrease due to the elimination of duplicate expenses achieved by merging the funds.

Notes to Pro Forma Combined Financial Statements Relating to
Small-Cap Leaders Reorganization as of December 31, 2018 (Unaudited)

NOTE 1 — Basis of Combination:

At a meeting held on December 13, 2018, the Board approved the Trust entering into the Plan on behalf of Pennsylvania Mutual and Small-Cap Leaders along with the Small-Cap Leaders Reorganization. The Plan provides for the transfer of all of the assets of Small-Cap Leaders to Pennsylvania Mutual in exchange for Pennsylvania Mutual’s assumption of all of the liabilities of Small-Cap Leaders and Pennsylvania Mutual’s issuance of shares of beneficial interest of Pennsylvania Mutual (the “Pennsylvania Mutual Shares”) to Small-Cap Leaders. The Pennsylvania Mutual Shares received by Small-Cap Leaders in the proposed Reorganization will have an aggregate net asset value that is equal to the aggregate net asset value of the Small-Cap Leaders shares that are outstanding immediately prior to such Reorganization. The Plan also provides for the distribution by Small-Cap Leaders, on a pro rata basis, of the Pennsylvania Mutual Shares to its shareholders in complete liquidation of Small-Cap Leaders. Small-Cap Leaders shareholders would receive the same class of Pennsylvania Mutual Shares as they held in Small-Cap Leaders immediately prior to the Reorganization.

The Small-Cap Leaders Reorganization will be accounted for as a tax-free merger of investments companies. The unaudited pro forma condensed combined schedule of investments and the unaudited pro forma condensed combined statement of assets and liabilities reflect the financial position of Small-Cap Leaders and Pennsylvania Mutual at December 31, 2018 as if the Small-Cap Leaders Reorganization had occurred on that date. The unaudited pro forma condensed combined statement of operations reflects the results of operations of Small-Cap Leaders and Pennsylvania Mutual for the twelve-month period ended December 31, 2018 as if the Small-Cap Leaders Reorganization had occurred on January 1, 2018. These statements have been derived from the books and records of Small-Cap Leaders and Pennsylvania Mutual utilized in calculating daily net asset values at the dates indicated above in conformity with the accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates. Completion of the Small-Cap Leaders Reorganization as of December 31, 2018 would not have caused Pennsylvania Mutual to violate any of its portfolio-level compliance tests. The historical cost of Small-Cap Leaders’ investment securities will be carried forward to the Combined Fund. The fiscal year end for each of Pennsylvania Mutual and Small-Cap Leaders is December 31.

The accompanying pro forma condensed combined financial statements should be read in conjunction with the historical financial statements of Small-Cap Leaders and Pennsylvania Mutual included in, and incorporated by reference into, the SAI. Such pro forma condensed combined financial statements are presented for information purposes only and may not necessarily be representative of what the actual combined financial statements would have been had the Small-Cap Leaders Reorganization occurred on December 31, 2018 or January 1, 2018, as applicable. Following the Small-Cap Leaders Reorganization, Pennsylvania Mutual will be the legal and accounting survivor.

Fees and expenses resulting from the Small-Cap Leaders and Small/Mid-Cap Premier Reorganizations, including, without limitation, proxy solicitation costs and legal and audit fees, will be allocated among, and paid by, these Funds as follows: Small-Cap Leaders (45%), Small/Mid-Cap Premier (45%), and Pennsylvania Mutual (10%). The aggregate fees and expenses in respect of the Reorganizations are estimated to range from approximately $145,375 to $154,875. Any brokerage or other trading costs incurred by Small-Cap Leaders or Pennsylvania Mutual in connection with buying or selling portfolio securities prior to the Small-Cap Leaders Reorganization will be borne by the relevant Fund and its shareholders. Any brokerage or other trading costs incurred in connection with buying or selling portfolio securities after the Small-Cap Leaders Reorganization will be borne by the Combined Fund and its shareholders.

NOTE 2 — Pennsylvania Mutual and Small-Cap Leaders Valuation:

Securities are valued as of the close of trading on the New York Stock Exchange (the “NYSE”) (generally 4:00 p.m. Eastern time) on the valuation date. Securities that trade on an exchange, and securities traded on Nasdaq’s Electronic Bulletin Board, are valued at their last reported sales price or Nasdaq official closing price taken from the primary market in which each security trades or, if no sale is reported for such day, at their highest bid price. Other over-the-counter securities for which market quotations are readily available are valued at their highest bid price, except in the case of some bonds and other fixed income securities which may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services. Each of Small-Cap Leaders and Pennsylvania Mutual values its non-U.S. dollar denominated securities in U.S. dollars daily at the prevailing foreign currency exchange rates as quoted by a major bank. Securities for which market quotations are not readily available are valued at their fair value in accordance with the provisions of the 1940 Act, under procedures approved by the Board, and are reported as Level 3 securities. As a general principle, the fair value of a security is the amount which the relevant Fund might reasonably expect to receive for the security upon its current sale. However, in light of the judgment involved in fair valuations, no assurance can be given that a fair value assigned to a particular security will be the amount which the relevant Fund might be able to receive upon its current sale. In addition, if, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, a Fund may fair value the security. Each of Small-Cap Leaders and Pennsylvania Mutual uses an independent pricing service to provide fair value estimates for relevant non-U.S. equity securities on days when the market volatility exceeds a certain threshold. This pricing service uses proprietary correlations it has developed between the movement of prices of non-U.S. equity securities and indices of U.S.-traded securities, futures contracts and other indications to estimate the fair value of relevant non-U.S. securities. When fair value pricing is employed, the prices of securities used by a Fund may differ from quoted or published prices for the same security. Investments in money market funds are valued at net asset value per share.

Various inputs are used in determining the value of the investments of Small-Cap Leaders and Pennsylvania Mutual, as noted above. These inputs are summarized in the three broad levels below:

Level 1	–	quoted prices in active markets for identical securities.
Level 2	–
other significant observable inputs (including quoted prices for similar securities, foreign securities that may be fair valued and repurchase agreements). The table below includes all Level 2 securities. Level 2 securities with values based on quoted prices for similar securities are noted in the Schedules of Investments.

Level 3	–
significant unobservable inputs (including last trade price before trading was suspended, or at a discount thereto for lack of marketability or otherwise, market price information regarding other securities, information received from the company and/or published documents, including SEC filings and financial statements, or other publicly available information).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the investments of Small-Cap Leaders and Pennsylvania Mutual as of December 31, 2018. For a detailed breakout of common stocks by sector classification please refer to the pro Forma Condensed Combined Schedule of Investments Relating to Small-Cap Leaders Reorganization.

	Level 1	Level 2	Level 3	Total
Royce Small-Cap Leaders Fund
Common Stocks	$51,137,348	–	–	$51,137,348
Repurchase Agreement	–	$4,528,000	–	4,528,000

Royce Pennsylvania Mutual Fund
Common Stocks	1,560,734,247	–	–	1,560,734,247
Money Market Fund/ Collateral Received for Securities Loaned	11,147,862	–	–	11,147,862

Certain securities have transferred in and out of Level 1 and Level 2 measurements during the reporting period. This is generally due to whether fair value factors have been applied. Each of Small-Cap Leaders and Pennsylvania Mutual recognizes transfers between levels as of the end of the reporting period. At December 31, 2018, Small-Cap Leaders and Pennsylvania Mutual had securities transfer from Level 2 to Level 1 within the fair value hierarchy of $713,588 and $30,306,386, respectively.

NOTE 3 — Securities Lending:

Each of Small-Cap Leaders and Pennsylvania Mutual loans securities through a lending agent to qualified institutional investors for the purpose of realizing additional income. Collateral for the Funds on all securities loaned is accepted in cash and cash equivalents, which are invested temporarily by the custodian, as well as non-cash collateral, which includes short and long-term U.S. Treasuries. The collateral maintained is at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. The Funds retain the risk of any loss on the securities on loan as well as incurring the potential loss on investments purchased with cash collateral received for securities lending. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. If the borrower fails to return loaned securities, and cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities and provided such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Funds or, at the option of the lending agent, to replace the securities. In the event of the bankruptcy of the borrower, the Funds could experience delay in recovering the loaned securities or only recover cash or a security of equivalent value. Loans of securities generally do not have stated maturity dates, and the Funds may recall a security at any time. The Funds’ securities lending income consists of the income earned on investing cash collateral, plus any premium payments received for lending certain securities, less any rebates paid to borrowers and lending agent fees associated with the loan. The lending agent is not affiliated with Royce. The following table presents cash collateral and the market value of securities on loan collateralized by cash collateral held by these Funds at December 31, 2018:

Fund	Cash Collateral[1]	Securities On Loan Collateralized By Cash Collateral	Net Amount
Pennsylvania Mutual	$11,147,862	($10,916,937)	$230,925

[1]Absent an event of default, assets and liabilities are presented gross and not offset in the pro Forma Condensed Combined Statement of Assets and Liabilities Relating to Small-Cap Leaders Reorganization. The remaining contractual maturity of cash collateral is overnight and continuous.

The following table presents non-cash collateral and the market value of securities on loan collateralized by non-cash collateral held by the custodian for Small-Cap Leaders and Pennsylvania Mutual at December 31, 2018:

Fund	Non-Cash Collateral	Securities On Loan Collateralized By Non-Cash Collateral	Net Amount
Pennsylvania Mutual	22,903,585	(20,311,829)	2,591,756
Small-Cap Leaders	453,376	(444,361)	9,015

NOTE 4 — Capital Shares:

As of December 31, 2018, Small-Cap Leaders only had Investment Class and Service Class shares outstanding. As of December 31, 2018, Pennsylvania Mutual had Investment Class, Service Class, Institutional Class, Consultant Class, and R Class shares outstanding. No Consultant Class, Institutional Class, or R Class shares of Pennsylvania Mutual will be issued or distributed to Small-Cap Leaders shareholders in connection with the Small-Cap Leaders Reorganization.

The pro forma net asset value per share assumes the issuance of Investment Class and Service Class shares of Pennsylvania Mutual that would have been issued at December 31, 2018 in connection with the proposed Small-Cap Leaders Reorganization. The number of full and fractional shares of each Class of Pennsylvania Mutual assumed to be issued in connection with the proposed Small-Cap Leaders Reorganization is determined by dividing: (i) the aggregate value of the assets of Small-Cap Leaders that are transferred to Pennsylvania Mutual, net of all of the liabilities of Small-Cap Leaders that are assumed by Pennsylvania Mutual, by (ii) the net asset value of one share of the relevant Class of Pennsylvania Mutual.

The pro forma number of Investment Class and Service Class shares outstanding for Pennsylvania Mutual consists of the following at December 31, 2018.

Class of Shares of Pennsylvania Mutual	Shares of Pennsylvania Mutual: Pre-Small-Cap Leaders Reorganization	Additional Shares of Pennsylvania Mutual Assumed Issued in Small-Cap Leaders Reorganization	Total Outstanding Shares of Pennsylvania Mutual: Post-Small-Cap Leaders Reorganization
Investment	155,276,838	3,618,299	158,895,137
Service	4,144,325	3,499,881	7,644,206

NOTE 5 —Pro Forma Operating Expenses:

The accompanying pro forma condensed combined statement of operations for the twelve-month period ended December 31, 2018, as adjusted, giving effect to the Small-Cap Leaders Reorganization reflects changes in expenses of Pennsylvania Mutual as if such Reorganization was consummated on January 1, 2018.

NOTE 6 — Federal Income Taxes:

Each of Small-Cap Leaders and Pennsylvania Mutual has elected to be taxed as a “regulated investment company” under the Code. If the Small-Cap Leaders Reorganization is consummated, unless it determines such qualification is no longer in the best interest of shareholders, Pennsylvania Mutual will seek to continue to qualify as a regulated investment company by complying with the provisions applicable to certain investment companies, as defined in applicable sections of the Code, and to make distributions of taxable income sufficient to relieve it from all, or substantially all, Federal income taxes. In addition, Small-Cap Leaders will make any required income or capital gain distributions prior to consummation of the Small-Cap Leaders Reorganization, in accordance with provisions of the Code relating to tax-free reorganizations of investment companies.

As of the date of this Statement of Additional Information, Small-Cap Leaders does not expect to have any capital loss carryovers to offset any such gains. As a result of the net unrealized appreciation in Pennsylvania Mutual’s assets as set forth in the Annual Report, it is expected that for a period of years after the Small-Cap Leaders Reorganization, the Combined Fund’s sale of appreciated portfolio securities likely will result in greater taxable capital gain distributions to a former Small-Cap Leaders shareholder than such shareholder might otherwise have received in the absence of such Reorganization.

Pro Forma Condensed Combined Schedule of Investments Relating to
Small/Mid-Cap Premier Reorganization as of December 31, 2018 (Unaudited)

Royce Pennsylvania Mutual Fund			Royce Small/Mid-Cap Premier Fund			Proforma Pennsylvania Mutual Fund
Common Stocks – 98.8%			Common Stocks – 91.2%			Common Stocks – 98.2%
	SHARES	VALUE		SHARES	VALUE		SHARES	VALUE
COMMUNICATION SERVICES – 1.4%			COMMUNICATION SERVICES – 3.4%			COMMUNICATION SERVICES – 1.6%
MEDIA - 1.4%			MEDIA - 3.4%			MEDIA - 1.6%
comScore	522,674	7,542,186	comScore	–	–	comScore	522,674	7,542,186
Liberty Latin America Cl. C	232,593	3,388,880	Liberty Latin America Cl. C	–	–	Liberty Latin America Cl. C	232,593	3,388,880
Media General (Rights)	–	–	Media General (Rights)	102,272	–	Media General (Rights)	102,272	–
Meredith Corporation	151,841	7,886,622	Meredith Corporation	68,950	3,581,263	Meredith Corporation	220,791	11,467,885
Nexstar Media Group Cl. A	–	–	Nexstar Media Group Cl. A	22,131	1,740,382	Nexstar Media Group Cl. A	22,131	1,740,382
Saga Communications Cl. A	116,258	3,863,253	Saga Communications Cl. A	–	–	Saga Communications Cl. A	116,258	3,863,253
Total (Cost $28,450,440)		22,680,941	Total (Cost $4,698,157)		5,321,645	Total (Cost $33,148,597)		28,002,586

CONSUMER DISCRETIONARY – 7.7%			CONSUMER DISCRETIONARY – 17.5%			CONSUMER DISCRETIONARY – 8.5%
AUTO COMPONENTS - 2.7%			AUTO COMPONENTS - 7.0%			AUTO COMPONENTS - 3.1%
Cooper Tire & Rubber	–	–	Cooper Tire & Rubber	29,300	947,269	Cooper Tire & Rubber	29,300	947,269
Cooper-Standard Holdings	82,087	5,099,244	Cooper-Standard Holdings	–	–	Cooper-Standard Holdings	82,087	5,099,244
Dorman Products	118,473	10,664,940	Dorman Products	44,700	4,023,894	Dorman Products	163,173	14,688,834
Gentex Corporation	295,805	5,978,219	Gentex Corporation	–	–	Gentex Corporation	295,805	5,978,219
LCI Industries	94,803	6,332,840	LCI Industries	32,300	2,157,640	LCI Industries	127,103	8,490,480
Standard Motor Products	106,756	5,170,193	Standard Motor Products	77,030	3,730,563	Standard Motor Products	183,786	8,900,756
Stoneridge	220,093	5,425,293	Stoneridge	–	–	Stoneridge	220,093	5,425,293
Visteon Corporation	54,397	3,279,051	Visteon Corporation	–	–	Visteon Corporation	54,397	3,279,051
		41,949,780			10,859,366			52,809,146
AUTOMOBILES - 0.3%			AUTOMOBILES - 0.0%			AUTOMOBILES - 0.3%
Thor Industries	32,896	1,710,592	Thor Industries	–	–	Thor Industries	32,896	1,710,592
Winnebago Industries	158,610	3,839,948	Winnebago Industries	–	–	Winnebago Industries	158,610	3,839,948
		5,550,540			–			5,550,540
DISTRIBUTORS - 0.4%			DISTRIBUTORS - 2.5%			DISTRIBUTORS - 0.6%
Core-Mark Holding Company	57,395	1,334,434	Core-Mark Holding Company	–	–	Core-Mark Holding Company	57,395	1,334,434
LKQ Corporation	–	–	LKQ Corporation	160,000	3,796,800	LKQ Corporation	160,000	3,796,800
Weyco Group	199,832	5,829,099	Weyco Group	–	–	Weyco Group	199,832	5,829,099
		7,163,533			3,796,800			10,960,333
HOTELS, RESTAURANTS & LEISURE - 0.8%			HOTELS, RESTAURANTS & LEISURE - 1.5%			HOTELS, RESTAURANTS & LEISURE - 0.8%
Aramark	–	–	Aramark	78,700	2,279,939	Aramark	78,700	2,279,939
Hilton Grand Vacations	245,368	6,475,262	Hilton Grand Vacations	–	–	Hilton Grand Vacations	245,368	6,475,262
Lindblad Expeditions Holdings	367,713	4,949,417	Lindblad Expeditions Holdings	–	–	Lindblad Expeditions Holdings	367,713	4,949,417
Red Lion Hotels	93,171	764,002	Red Lion Hotels	–	–	Red Lion Hotels	93,171	764,002
		12,188,681			2,279,939			14,468,620
HOUSEHOLD DURABLES - 0.2%			HOUSEHOLD DURABLES - 0.0%			HOUSEHOLD DURABLES - 0.2%
La-Z-Boy	121,221	3,359,034	La-Z-Boy	–	–	La-Z-Boy	121,221	3,359,034
INTERNET & DIRECT MARKETING RETAIL - 0.4%			INTERNET & DIRECT MARKETING RETAIL - 0.0%			INTERNET & DIRECT MARKETING RETAIL - 0.4%
Etsy	68,489	3,258,022	Etsy	–	–	Etsy	68,489	3,258,022
Waitr Holdings Cl. A	126,859	1,414,478	Waitr Holdings Cl. A	–	–	Waitr Holdings Cl. A	126,859	1,414,478
zooplus	12,983	1,768,669	zooplus	–	–	zooplus	12,983	1,768,669
		6,441,169			–			6,441,169
LEISURE PRODUCTS - 0.3%			LEISURE PRODUCTS - 0.0%			LEISURE PRODUCTS - 0.2%
MasterCraft Boat Holdings	161,714	3,024,052	MasterCraft Boat Holdings	–	–	MasterCraft Boat Holdings	161,714	3,024,052
Nautilus	96,465	1,051,468	Nautilus	–	–	Nautilus	96,465	1,051,468
		4,075,520			–			4,075,520
SPECIALTY RETAIL - 2.3%			SPECIALTY RETAIL - 4.8%			SPECIALTY RETAIL - 2.5%
American Eagle Outfitters	128,013	2,474,491	American Eagle Outfitters	–	–	American Eagle Outfitters	128,013	2,474,491
America's Car-Mart	109,064	7,901,687	America's Car-Mart	–	–	America's Car-Mart	109,064	7,901,687
Barnes & Noble	75,187	533,076	Barnes & Noble	–	–	Barnes & Noble	75,187	533,076
Caleres	58,769	1,635,541	Caleres	–	–	Caleres	58,769	1,635,541
Camping World Holdings Cl. A	544,376	6,243,993	Camping World Holdings Cl. A	–	–	Camping World Holdings Cl. A	544,376	6,243,993
CarMax	–	–	CarMax	70,400	4,416,192	CarMax	70,400	4,416,192
Children's Place	–	–	Children's Place	17,000	1,531,530	Children's Place	17,000	1,531,530
DSW Cl. A	96,594	2,385,872	DSW Cl. A	–	–	DSW Cl. A	96,594	2,385,872
Monro	163,723	11,255,956	Monro	22,400	1,540,000	Monro	186,123	12,795,956
Shoe Carnival	101,806	3,411,519	Shoe Carnival	–	–	Shoe Carnival	101,806	3,411,519
		35,842,135			7,487,722			43,329,857
TEXTILES, APPAREL & LUXURY GOODS - 0.3%			TEXTILES, APPAREL & LUXURY GOODS - 1.7%			TEXTILES, APPAREL & LUXURY GOODS - 0.4%
Steven Madden	58,806	1,779,470	Steven Madden	–	–	Steven Madden	58,806	1,779,470
Wolverine World Wide	80,800	2,576,712	Wolverine World Wide	84,200	2,685,138	Wolverine World Wide	165,000	5,261,850
		4,356,182			2,685,138			7,041,320
Total (Cost $86,379,191)		120,926,574	Total (Cost $28,926,834)		27,108,965	Total (Cost $115,306,025)		148,035,539

CONSUMER STAPLES – 1.4%			CONSUMER STAPLES – 0.3%			CONSUMER STAPLES – 1.3%
FOOD PRODUCTS - 0.6%			FOOD PRODUCTS - 0.3%			FOOD PRODUCTS - 0.6%
Cal-Maine Foods	53,112	2,246,638	Cal-Maine Foods	9,700	410,310	Cal-Maine Foods	62,812	2,656,948
Farmer Bros.	52,408	1,222,679	Farmer Bros.	–	–	Farmer Bros.	52,408	1,222,679
John B. Sanfilippo & Son	20,126	1,120,213	John B. Sanfilippo & Son	–	–	John B. Sanfilippo & Son	20,126	1,120,213
Nomad Foods	139,773	2,337,004	Nomad Foods	–	–	Nomad Foods	139,773	2,337,004
Seneca Foods Cl. A	105,072	2,965,132	Seneca Foods Cl. A	–	–	Seneca Foods Cl. A	105,072	2,965,132
Seneca Foods Cl. B	6,292	177,497	Seneca Foods Cl. B	–	–	Seneca Foods Cl. B	6,292	177,497
		10,069,163			410,310			10,479,473
PERSONAL PRODUCTS - 0.8%			PERSONAL PRODUCTS - 0.0%			PERSONAL PRODUCTS - 0.7%
Inter Parfums	191,012	12,524,657	Inter Parfums	–	–	Inter Parfums	191,012	12,524,657
Total (Cost $10,549,664)		22,593,820	Total (Cost $357,992)		410,310	Total (Cost $10,907,656)		23,004,130

ENERGY – 3.8%			ENERGY – 0.0%			ENERGY – 3.5%
ENERGY EQUIPMENT & SERVICES - 3.7%			ENERGY EQUIPMENT & SERVICES - 0.0%			ENERGY EQUIPMENT & SERVICES - 3.4%
Era Group	532,774	4,656,445	Era Group	–	–	Era Group	532,774	4,656,445
Forum Energy Technologies	134,485	555,423	Forum Energy Technologies	–	–	Forum Energy Technologies	134,485	555,423
Helmerich & Payne	81,880	3,925,327	Helmerich & Payne	–	–	Helmerich & Payne	81,880	3,925,327
Natural Gas Services Group	48,162	791,783	Natural Gas Services Group	–	–	Natural Gas Services Group	48,162	791,783
Pason Systems	1,040,509	13,940,016	Pason Systems	–	–	Pason Systems	1,040,509	13,940,016
RPC	260,074	2,566,931	RPC	–	–	RPC	260,074	2,566,931
SEACOR Holdings	510,007	18,870,259	SEACOR Holdings	–	–	SEACOR Holdings	510,007	18,870,259
SEACOR Marine Holdings	481,549	5,663,016	SEACOR Marine Holdings	–	–	SEACOR Marine Holdings	481,549	5,663,016
TGS-NOPEC Geophysical	335,320	8,097,475	TGS-NOPEC Geophysical	–	–	TGS-NOPEC Geophysical	335,320	8,097,475
Unit Corporation	8,950	127,806	Unit Corporation	–	–	Unit Corporation	8,950	127,806
		59,194,481			–			59,194,481
OIL, GAS & CONSUMABLE FUELS - 0.1%			OIL, GAS & CONSUMABLE FUELS - 0.0%			OIL, GAS & CONSUMABLE FUELS - 0.1%
San Juan Basin Royalty Trust	181,003	868,814	San Juan Basin Royalty Trust	–	–	San Juan Basin Royalty Trust	181,003	868,814
Total (Cost $54,788,424)		60,063,295	Total (Cost $–)		–	Total (Cost $54,788,424)		60,063,295

Royce Pennsylvania Mutual Fund			Royce Small/Mid-Cap Premier Fund			Proforma Pennsylvania Mutual Fund
	SHARES	VALUE		SHARES	VALUE		SHARES	VALUE
FINANCIALS – 16.7%			FINANCIALS – 8.8%			FINANCIALS – 16.0%
BANKS - 5.3%			BANKS - 0.7%			BANKS - 4.9%
Ames National	35,783	909,604	Ames National	–	–	Ames National	35,783	909,604
Bar Harbor Bankshares	48,324	1,083,907	Bar Harbor Bankshares	–	–	Bar Harbor Bankshares	48,324	1,083,907
BOK Financial	140,934	10,334,690	BOK Financial	–	–	BOK Financial	140,934	10,334,690
Camden National	112,400	4,043,028	Camden National	–	–	Camden National	112,400	4,043,028
City Holding Company	45,154	3,051,959	City Holding Company	–	–	City Holding Company	45,154	3,051,959
CNB Financial	195,735	4,492,118	CNB Financial	–	–	CNB Financial	195,735	4,492,118
Financial Institutions	29,373	754,886	Financial Institutions	–	–	Financial Institutions	29,373	754,886
First Citizens BancShares Cl. A	65,446	24,676,414	First Citizens BancShares Cl. A	–	–	First Citizens BancShares Cl. A	65,446	24,676,414
Landmark Bancorp	23,150	530,251	Landmark Bancorp	–	–	Landmark Bancorp	23,150	530,251
MidWestOne Financial Group	156,172	3,877,751	MidWestOne Financial Group	–	–	MidWestOne Financial Group	156,172	3,877,751
National Bankshares	89,855	3,273,418	National Bankshares	–	–	National Bankshares	89,855	3,273,418
Northrim BanCorp	86,512	2,843,649	Northrim BanCorp	–	–	Northrim BanCorp	86,512	2,843,649
Popular	205,102	9,684,916	Popular	–	–	Popular	205,102	9,684,916
TriState Capital Holdings	97,584	1,898,985	TriState Capital Holdings	–	–	TriState Capital Holdings	97,584	1,898,985
Unity Bancorp	51,875	1,076,925	Unity Bancorp	–	–	Unity Bancorp	51,875	1,076,925
Webster Financial	223,305	11,006,704	Webster Financial	22,145	1,091,527	Webster Financial	245,450	12,098,231
		83,539,205			1,091,527			84,630,732
CAPITAL MARKETS - 6.3%			CAPITAL MARKETS - 3.6%			CAPITAL MARKETS - 6.0%
Affiliated Managers Group	–	–	Affiliated Managers Group	5,630	548,587	Affiliated Managers Group	5,630	548,587
Ares Management	811,281	14,424,576	Ares Management	–	–	Ares Management	811,281	14,424,576
Artisan Partners Asset Management Cl. A	256,133	5,663,101	Artisan Partners Asset Management Cl. A	–	–	Artisan Partners Asset Management Cl. A	256,133	5,663,101
B. Riley Financial	59,917	850,821	B. Riley Financial	–	–	B. Riley Financial	59,917	850,821
Cohen & Steers	7,393	253,728	Cohen & Steers	–	–	Cohen & Steers	7,393	253,728
Diamond Hill Investment Group	51,918	7,759,145	Diamond Hill Investment Group	–	–	Diamond Hill Investment Group	51,918	7,759,145
Houlihan Lokey Cl. A	310,119	11,412,379	Houlihan Lokey Cl. A	–	–	Houlihan Lokey Cl. A	310,119	11,412,379
Lazard Cl. A	156,565	5,778,814	Lazard Cl. A	52,550	1,939,621	Lazard Cl. A	209,115	7,718,435
Moelis & Company Cl. A	93,720	3,222,094	Moelis & Company Cl. A	–	–	Moelis & Company Cl. A	93,720	3,222,094
Morningstar	92,494	10,159,541	Morningstar	–	–	Morningstar	92,494	10,159,541
Oaktree Capital Group LLC Cl. A	214,946	8,544,104	Oaktree Capital Group LLC Cl. A	32,700	1,299,825	Oaktree Capital Group LLC Cl. A	247,646	9,843,929
Pzena Investment Management Cl. A	66,146	572,163	Pzena Investment Management Cl. A	–	–	Pzena Investment Management Cl. A	66,146	572,163
Reinet Investments DR	116,469	1,768,386	Reinet Investments DR	–	–	Reinet Investments DR	116,469	1,768,386
Rothschild & Co	101,069	3,572,423	Rothschild & Co	–	–	Rothschild & Co	101,069	3,572,423
SEI Investments	154,476	7,136,791	SEI Investments	38,500	1,778,700	SEI Investments	192,976	8,915,491
Sprott	1,716,948	3,232,168	Sprott	–	–	Sprott	1,716,948	3,232,168
Virtu Financial Cl. A	562,354	14,486,239	Virtu Financial Cl. A	–	–	Virtu Financial Cl. A	562,354	14,486,239
Westwood Holdings Group	24,434	830,756	Westwood Holdings Group	–	–	Westwood Holdings Group	24,434	830,756
		99,667,229			5,566,733			105,233,962
INSURANCE - 3.0%			INSURANCE - 4.5%			INSURANCE - 3.2%
Alleghany Corporation	–	–	Alleghany Corporation	8,820	5,497,682	Alleghany Corporation	8,820	5,497,682
Ambac Financial Group	38,442	662,740	Ambac Financial Group	–	–	Ambac Financial Group	38,442	662,740
Berkley (W.R.)	–	–	Berkley (W.R.)	20,310	1,501,112	Berkley (W.R.)	20,310	1,501,112
E-L Financial	32,356	17,443,610	E-L Financial	–	–	E-L Financial	32,356	17,443,610
James River Group Holdings	85,836	3,136,448	James River Group Holdings	–	–	James River Group Holdings	85,836	3,136,448
Kingstone Companies	98,785	1,747,507	Kingstone Companies	–	–	Kingstone Companies	98,785	1,747,507
MBIA	692,387	6,176,092	MBIA	–	–	MBIA	692,387	6,176,092
ProAssurance Corporation	261,613	10,611,023	ProAssurance Corporation	–	–	ProAssurance Corporation	261,613	10,611,023
RLI Corp.	65,108	4,491,801	RLI Corp.	–	–	RLI Corp.	65,108	4,491,801
Trupanion	141,592	3,604,932	Trupanion	–	–	Trupanion	141,592	3,604,932
		47,874,153			6,998,794			54,872,947
INVESTMENT COMPANIES - 0.1%			INVESTMENT COMPANIES - 0.0%			INVESTMENT COMPANIES - 0.1%
Social Capital Hedosophia Holdings (Units)	177,515	1,815,978	Social Capital Hedosophia Holdings (Units)	–	–	Social Capital Hedosophia Holdings (Units)	177,515	1,815,978
THRIFTS & MORTGAGE FINANCE - 2.0%			THRIFTS & MORTGAGE FINANCE - 0.0%			THRIFTS & MORTGAGE FINANCE - 1.8%
Axos Financial	167,208	4,210,297	Axos Financial	–	–	Axos Financial	167,208	4,210,297
Genworth MI Canada	552,769	16,276,966	Genworth MI Canada	–	–	Genworth MI Canada	552,769	16,276,966
Southern Missouri Bancorp	31,803	1,078,122	Southern Missouri Bancorp	–	–	Southern Missouri Bancorp	31,803	1,078,122
Timberland Bancorp	96,333	2,148,226	Timberland Bancorp	–	–	Timberland Bancorp	96,333	2,148,226
TrustCo Bank Corp. NY	693,322	4,756,189	TrustCo Bank Corp. NY	–	–	TrustCo Bank Corp. NY	693,322	4,756,189
WSFS Financial	83,500	3,165,485	WSFS Financial	–	–	WSFS Financial	83,500	3,165,485
		31,635,285			–			31,635,285
Total (Cost $234,801,491)		264,531,850	Total (Cost $12,825,915)		13,657,054	Total (Cost $247,627,406)		278,188,904

HEALTH CARE – 7.2%			HEALTH CARE – 2.1%			HEALTH CARE – 6.7%
BIOTECHNOLOGY - 0.2%			BIOTECHNOLOGY - 0.0%			BIOTECHNOLOGY - 0.2%
AMAG Pharmaceuticals	83,536	1,268,911	AMAG Pharmaceuticals	–	–	AMAG Pharmaceuticals	83,536	1,268,911
Progenics Pharmaceuticals	275,365	1,156,533	Progenics Pharmaceuticals	–	–	Progenics Pharmaceuticals	275,365	1,156,533
Zealand Pharma	101,722	1,286,257	Zealand Pharma	–	–	Zealand Pharma	101,722	1,286,257
		3,711,701			–			3,711,701

Royce Pennsylvania Mutual Fund			Royce Small/Mid-Cap Premier Fund			Proforma Pennsylvania Mutual Fund
	SHARES	VALUE		SHARES	VALUE		SHARES	VALUE
HEALTH CARE EQUIPMENT & SUPPLIES - 2.0%			HEALTH CARE EQUIPMENT & SUPPLIES - 0.0%			HEALTH CARE EQUIPMENT & SUPPLIES - 1.8%
AtriCure	123,833	3,789,290	AtriCure	–	–	AtriCure	123,833	3,789,290
Atrion Corporation	8,592	6,367,359	Atrion Corporation	–	–	Atrion Corporation	8,592	6,367,359
Cardiovascular Systems	34,844	992,706	Cardiovascular Systems	–	–	Cardiovascular Systems	34,844	992,706
CryoLife	68,108	1,932,905	CryoLife	–	–	CryoLife	68,108	1,932,905
Hill-Rom Holdings	45,811	4,056,564	Hill-Rom Holdings	–	–	Hill-Rom Holdings	45,811	4,056,564
Lantheus Holdings	118,832	1,859,721	Lantheus Holdings	–	–	Lantheus Holdings	118,832	1,859,721
LeMaitre Vascular	75,978	1,796,120	LeMaitre Vascular	–	–	LeMaitre Vascular	75,978	1,796,120
Merit Medical Systems	198,088	11,055,291	Merit Medical Systems	–	–	Merit Medical Systems	198,088	11,055,291
		31,849,956			–			31,849,956
HEALTH CARE PROVIDERS & SERVICES - 2.4%			HEALTH CARE PROVIDERS & SERVICES - 0.0%			HEALTH CARE PROVIDERS & SERVICES - 2.2%
AMN Healthcare Services	93,330	5,288,078	AMN Healthcare Services	–	–	AMN Healthcare Services	93,330	5,288,078
Encompass Health	125,485	7,742,424	Encompass Health	–	–	Encompass Health	125,485	7,742,424
Ensign Group (The)	29,764	1,154,546	Ensign Group (The)	–	–	Ensign Group (The)	29,764	1,154,546
HealthEquity	42,628	2,542,760	HealthEquity	–	–	HealthEquity	42,628	2,542,760
National Research	136,613	5,210,420	National Research	–	–	National Research	136,613	5,210,420
Tivity Health	74,749	1,854,523	Tivity Health	–	–	Tivity Health	74,749	1,854,523
U.S. Physical Therapy	133,872	13,701,799	U.S. Physical Therapy	–	–	U.S. Physical Therapy	133,872	13,701,799
		37,494,550			–			37,494,550
HEALTH CARE TECHNOLOGY - 1.0%			HEALTH CARE TECHNOLOGY - 0.0%			HEALTH CARE TECHNOLOGY - 0.9%
Medidata Solutions	230,671	15,551,839	Medidata Solutions	–	–	Medidata Solutions	230,671	15,551,839
LIFE SCIENCES TOOLS & SERVICES - 1.6%			LIFE SCIENCES TOOLS & SERVICES - 2.1%			LIFE SCIENCES TOOLS & SERVICES - 1.6%
Bio-Rad Laboratories Cl. A	25,953	6,026,806	Bio-Rad Laboratories Cl. A	10,626	2,467,570	Bio-Rad Laboratories Cl. A	36,579	8,494,376
Bio-Techne	79,397	11,490,334	Bio-Techne	–	–	Bio-Techne	79,397	11,490,334
ICON	31,848	4,115,080	ICON	–	–	ICON	31,848	4,115,080
NeoGenomics	52,403	660,802	NeoGenomics	–	–	NeoGenomics	52,403	660,802
PerkinElmer	–	–	PerkinElmer	10,074	791,312	PerkinElmer	10,074	791,312
Quanterix Corporation	158,379	2,899,919	Quanterix Corporation	–	–	Quanterix Corporation	158,379	2,899,919
		25,192,941			3,258,882			28,451,823
Total (Cost $63,419,874)		113,800,987	Total (Cost $3,331,185)		3,258,882	Total (Cost $66,751,059)		117,059,869

INDUSTRIALS – 26.9%			INDUSTRIALS – 27.6%			INDUSTRIALS – 27.0%
AEROSPACE & DEFENSE - 1.9%			AEROSPACE & DEFENSE - 2.5%			AEROSPACE & DEFENSE - 2.0%
HEICO Corporation	261,065	20,227,316	HEICO Corporation	–	–	HEICO Corporation	261,065	20,227,316
HEICO Corporation Cl. A	142,534	8,979,642	HEICO Corporation Cl. A	–	–	HEICO Corporation Cl. A	142,534	8,979,642
Hexcel Corporation	–	–	Hexcel Corporation	39,240	2,250,022	Hexcel Corporation	39,240	2,250,022
Magellan Aerospace	70,271	771,066	Magellan Aerospace	–	–	Magellan Aerospace	70,271	771,066
Teledyne Technologies	–	–	Teledyne Technologies	7,700	1,594,439	Teledyne Technologies	7,700	1,594,439
		29,978,024			3,844,461			33,822,485
AIR FREIGHT & LOGISTICS - 0.8%			AIR FREIGHT & LOGISTICS - 0.0%			AIR FREIGHT & LOGISTICS - 0.7%
Forward Air	157,115	8,617,758	Forward Air	–	–	Forward Air	157,115	8,617,758
Hub Group Cl. A	113,964	4,224,645	Hub Group Cl. A	–	–	Hub Group Cl. A	113,964	4,224,645
		12,842,403			–			12,842,403
AIRLINES - 0.6%			AIRLINES - 0.0%			AIRLINES - 0.6%
Allegiant Travel	18,845	1,888,646	Allegiant Travel	–	–	Allegiant Travel	18,845	1,888,646
Hawaiian Holdings	238,754	6,305,493	Hawaiian Holdings	–	–	Hawaiian Holdings	238,754	6,305,493
Spirit Airlines	26,730	1,548,202	Spirit Airlines	–	–	Spirit Airlines	26,730	1,548,202
		9,742,341			–			9,742,341
BUILDING PRODUCTS - 0.9%			BUILDING PRODUCTS - 2.9%			BUILDING PRODUCTS - 1.1%
Apogee Enterprises	210,137	6,272,589	Apogee Enterprises	–	–	Apogee Enterprises	210,137	6,272,589
Gibraltar Industries	144,789	5,153,041	Gibraltar Industries	–	–	Gibraltar Industries	144,789	5,153,041
Lennox International	–	–	Lennox International	11,257	2,463,707	Lennox International	11,257	2,463,707
Simpson Manufacturing	53,000	2,868,890	Simpson Manufacturing	37,700	2,040,701	Simpson Manufacturing	90,700	4,909,591
		14,294,520			4,504,408			18,798,928
COMMERCIAL SERVICES & SUPPLIES - 2.2%			COMMERCIAL SERVICES & SUPPLIES - 2.1%			COMMERCIAL SERVICES & SUPPLIES - 2.2%
Copart	–	–	Copart	45,100	2,154,878	Copart	45,100	2,154,878
Healthcare Services Group	164,656	6,615,878	Healthcare Services Group	–	–	Healthcare Services Group	164,656	6,615,878
Heritage-Crystal Clean	167,241	3,848,215	Heritage-Crystal Clean	–	–	Heritage-Crystal Clean	167,241	3,848,215
Kimball International Cl. B	483,857	6,865,931	Kimball International Cl. B	–	–	Kimball International Cl. B	483,857	6,865,931
Mobile Mini	154,633	4,909,598	Mobile Mini	–	–	Mobile Mini	154,633	4,909,598
PICO Holdings	326,703	2,986,065	PICO Holdings	–	–	PICO Holdings	326,703	2,986,065
Ritchie Bros. Auctioneers	39,233	1,283,704	Ritchie Bros. Auctioneers	–	–	Ritchie Bros. Auctioneers	39,233	1,283,704
Team	141,510	2,073,121	Team	–	–	Team	141,510	2,073,121
UniFirst Corporation	31,208	4,464,929	UniFirst Corporation	8,240	1,178,897	UniFirst Corporation	39,448	5,643,826
Viad Corporation	20,864	1,045,078	Viad Corporation	–	–	Viad Corporation	20,864	1,045,078
		34,092,519			3,333,775			37,426,294
CONSTRUCTION & ENGINEERING - 2.1%			CONSTRUCTION & ENGINEERING - 0.6%			CONSTRUCTION & ENGINEERING - 1.9%
Arcosa	395,838	10,960,754	Arcosa	–	–	Arcosa	395,838	10,960,754
Comfort Systems USA	–	–	Comfort Systems USA	21,200	926,016	Comfort Systems USA	21,200	926,016
KBR	470,489	7,142,023	KBR	–	–	KBR	470,489	7,142,023
Valmont Industries	132,101	14,656,606	Valmont Industries	–	–	Valmont Industries	132,101	14,656,606
		32,759,383			926,016			33,685,399
ELECTRICAL EQUIPMENT - 1.3%			ELECTRICAL EQUIPMENT - 3.2%			ELECTRICAL EQUIPMENT - 1.4%
Encore Wire	144,259	7,238,917	Encore Wire	–	–	Encore Wire	144,259	7,238,917
Hubbell Cl. B	–	–	Hubbell Cl. B	22,721	2,257,104	Hubbell Cl. B	22,721	2,257,104
Preformed Line Products	233,761	12,681,534	Preformed Line Products	–	–	Preformed Line Products	233,761	12,681,534
Sensata Technologies Holding	–	–	Sensata Technologies Holding	59,750	2,679,190	Sensata Technologies Holding	59,750	2,679,190
		19,920,451			4,936,294			24,856,745
INDUSTRIAL CONGLOMERATES - 1.3%			INDUSTRIAL CONGLOMERATES - 2.8%			INDUSTRIAL CONGLOMERATES - 1.4%
Carlisle Companies	–	–	Carlisle Companies	43,103	4,332,713	Carlisle Companies	43,103	4,332,713
Raven Industries	564,110	20,415,141	Raven Industries	–	–	Raven Industries	564,110	20,415,141
		20,415,141			4,332,713			24,747,854

Royce Pennsylvania Mutual Fund			Royce Small/Mid-Cap Premier Fund			Proforma Pennsylvania Mutual Fund
	SHARES	VALUE		SHARES	VALUE		SHARES	VALUE
MACHINERY - 9.5%			MACHINERY - 5.1%			MACHINERY - 9.2%
Alamo Group	38,956	3,012,078	Alamo Group	–	–	Alamo Group	38,956	3,012,078
Allison Transmission Holdings	–	–	Allison Transmission Holdings	69,000	3,029,790	Allison Transmission Holdings	69,000	3,029,790
CIRCOR International	344,615	7,340,299	CIRCOR International	–	–	CIRCOR International	344,615	7,340,299
Colfax Corporation	113,964	2,381,848	Colfax Corporation	–	–	Colfax Corporation	113,964	2,381,848
Franklin Electric	225,023	9,648,986	Franklin Electric	21,960	941,645	Franklin Electric	246,983	10,590,631
Graco	185,633	7,768,741	Graco	–	–	Graco	185,633	7,768,741
Graham Corporation	44,465	1,015,581	Graham Corporation	–	–	Graham Corporation	44,465	1,015,581
Greenbrier Companies (The)	85,446	3,378,535	Greenbrier Companies (The)	–	–	Greenbrier Companies (The)	85,446	3,378,535
John Bean Technologies	134,682	9,671,514	John Bean Technologies	–	–	John Bean Technologies	134,682	9,671,514
Kadant	114,206	9,303,221	Kadant	–	–	Kadant	114,206	9,303,221
Kornit Digital	59,526	1,114,327	Kornit Digital	–	–	Kornit Digital	59,526	1,114,327
Lincoln Electric Holdings	112,290	8,854,066	Lincoln Electric Holdings	49,960	3,939,346	Lincoln Electric Holdings	162,250	12,793,412
Lindsay Corporation	119,403	11,492,539	Lindsay Corporation	–	–	Lindsay Corporation	119,403	11,492,539
Lydall	30,728	624,086	Lydall	–	–	Lydall	30,728	624,086
Meritor	681,049	11,516,539	Meritor	–	–	Meritor	681,049	11,516,539
Miller Industries	218,218	5,891,886	Miller Industries	–	–	Miller Industries	218,218	5,891,886
Nordson Corporation	68,760	8,206,506	Nordson Corporation	–	–	Nordson Corporation	68,760	8,206,506
RBC Bearings	60,338	7,910,312	RBC Bearings	–	–	RBC Bearings	60,338	7,910,312
Sun Hydraulics	619,964	20,576,605	Sun Hydraulics	–	–	Sun Hydraulics	619,964	20,576,605
Tennant Company	240,474	12,531,100	Tennant Company	–	–	Tennant Company	240,474	12,531,100
Wabash National	627,668	8,209,897	Wabash National	–	–	Wabash National	627,668	8,209,897
		150,448,666			7,910,781			158,359,447
MARINE - 1.2%			MARINE - 3.0%			MARINE - 1.3%
Clarkson	405,000	9,808,045	Clarkson	–	–	Clarkson	405,000	9,808,045
Eagle Bulk Shipping	279,836	1,290,044	Eagle Bulk Shipping	–	–	Eagle Bulk Shipping	279,836	1,290,044
Kirby Corporation	112,933	7,607,167	Kirby Corporation	68,450	4,610,792	Kirby Corporation	181,383	12,217,959
		18,705,256			4,610,792			23,316,048
PROFESSIONAL SERVICES - 1.7%			PROFESSIONAL SERVICES - 0.8%			PROFESSIONAL SERVICES - 1.7%
Exponent	194,349	9,855,438	Exponent	–	–	Exponent	194,349	9,855,438
GP Strategies	80,727	1,017,967	GP Strategies	–	–	GP Strategies	80,727	1,017,967
Heidrick & Struggles International	125,928	3,927,694	Heidrick & Struggles International	–	–	Heidrick & Struggles International	125,928	3,927,694
Kforce	91,376	2,825,346	Kforce	–	–	Kforce	91,376	2,825,346
Korn Ferry	78,443	3,101,636	Korn Ferry	–	–	Korn Ferry	78,443	3,101,636
ManpowerGroup	76,110	4,931,928	ManpowerGroup	19,000	1,231,200	ManpowerGroup	95,110	6,163,128
Resources Connection	42,928	609,578	Resources Connection	–	–	Resources Connection	42,928	609,578
TrueBlue	59,734	1,329,082	TrueBlue	–	–	TrueBlue	59,734	1,329,082
		27,598,669			1,231,200			28,829,869
ROAD & RAIL - 1.8%			ROAD & RAIL - 2.0%			ROAD & RAIL - 1.8%
J.B. Hunt Transport Services	–	–	J.B. Hunt Transport Services	7,700	716,408	J.B. Hunt Transport Services	7,700	716,408
Landstar System	156,307	14,953,891	Landstar System	25,810	2,469,243	Landstar System	182,117	17,423,134
Saia	63,017	3,517,609	Saia	–	–	Saia	63,017	3,517,609
Universal Logistics Holdings	482,495	8,728,334	Universal Logistics Holdings	–	–	Universal Logistics Holdings	482,495	8,728,334
Werner Enterprises	34,496	1,019,012	Werner Enterprises	–	–	Werner Enterprises	34,496	1,019,012
		28,218,846			3,185,651			31,404,497
TRADING COMPANIES & DISTRIBUTORS - 1.6%			TRADING COMPANIES & DISTRIBUTORS - 2.6%			TRADING COMPANIES & DISTRIBUTORS - 1.7%
Air Lease Cl. A	466,067	14,079,884	Air Lease Cl. A	112,300	3,392,583	Air Lease Cl. A	578,367	17,472,467
Applied Industrial Technologies	128,116	6,910,577	Applied Industrial Technologies	–	–	Applied Industrial Technologies	128,116	6,910,577
Diploma	–	–	Diploma	13,585	209,517	Diploma	13,585	209,517
Richelieu Hardware	245,741	4,084,283	Richelieu Hardware	–	–	Richelieu Hardware	245,741	4,084,283
Watsco	–	–	Watsco	3,000	417,420	Watsco	3,000	417,420
		25,074,744			4,019,520			29,094,264
Total (Cost $301,389,787)		424,090,963	Total (Cost $42,549,256)		42,835,611	Total (Cost $343,939,043)		466,926,574

INFORMATION TECHNOLOGY – 21.0%			INFORMATION TECHNOLOGY – 12.1%			INFORMATION TECHNOLOGY – 20.3%
COMMUNICATIONS EQUIPMENT - 0.2%			COMMUNICATIONS EQUIPMENT - 0.0%			COMMUNICATIONS EQUIPMENT - 0.2%
ADTRAN	54,205	582,161	ADTRAN	–	–	ADTRAN	54,205	582,161
Digi International	297,575	3,002,532	Digi International	–	–	Digi International	297,575	3,002,532
		3,584,693			–			3,584,693
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 11.2%			ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 5.8%			ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 10.7%
AVX Corporation	–	–	AVX Corporation	26,800	408,700	AVX Corporation	26,800	408,700
Badger Meter	280,426	13,799,763	Badger Meter	–	–	Badger Meter	280,426	13,799,763
Benchmark Electronics	344,222	7,290,622	Benchmark Electronics	–	–	Benchmark Electronics	344,222	7,290,622
Celestica	676,039	5,928,862	Celestica	–	–	Celestica	676,039	5,928,862
Cognex Corporation	157,547	6,092,342	Cognex Corporation	–	–	Cognex Corporation	157,547	6,092,342
Coherent	51,018	5,393,113	Coherent	18,590	1,965,149	Coherent	69,608	7,358,262
Dolby Laboratories Cl. A	95,028	5,876,532	Dolby Laboratories Cl. A	–	–	Dolby Laboratories Cl. A	95,028	5,876,532
Electro Scientific Industries	140,993	4,224,150	Electro Scientific Industries	–	–	Electro Scientific Industries	140,993	4,224,150
Fabrinet	156,170	8,013,083	Fabrinet	–	–	Fabrinet	156,170	8,013,083
FARO Technologies	299,843	12,185,620	FARO Technologies	–	–	FARO Technologies	299,843	12,185,620
FLIR Systems	756,241	32,926,733	FLIR Systems	64,500	2,808,330	FLIR Systems	820,741	35,735,063
HollySys Automation Technologies	71,900	1,258,969	HollySys Automation Technologies	–	–	HollySys Automation Technologies	71,900	1,258,969
Insight Enterprises	191,368	7,798,246	Insight Enterprises	–	–	Insight Enterprises	191,368	7,798,246
IPG Photonics	58,063	6,577,957	IPG Photonics	–	–	IPG Photonics	58,063	6,577,957
Kimball Electronics	182,454	2,826,212	Kimball Electronics	–	–	Kimball Electronics	182,454	2,826,212
Littelfuse	–	–	Littelfuse	15,300	2,623,644	Littelfuse	15,300	2,623,644
Mesa Laboratories	46,004	9,586,774	Mesa Laboratories	–	–	Mesa Laboratories	46,004	9,586,774
Methode Electronics	7,575	176,422	Methode Electronics	–	–	Methode Electronics	7,575	176,422
MTS Systems	57,688	2,315,019	MTS Systems	–	–	MTS Systems	57,688	2,315,019
National Instruments	312,534	14,182,793	National Instruments	–	–	National Instruments	312,534	14,182,793
nLIGHT	483,043	8,588,505	nLIGHT	50,000	889,000	nLIGHT	533,043	9,477,505
PC Connection	321,859	9,568,868	PC Connection	–	–	PC Connection	321,859	9,568,868
Richardson Electronics	137,743	1,196,987	Richardson Electronics	–	–	Richardson Electronics	137,743	1,196,987
Sanmina Corporation	146,413	3,522,697	Sanmina Corporation	–	–	Sanmina Corporation	146,413	3,522,697
Vishay Intertechnology	420,445	7,572,214	Vishay Intertechnology	–	–	Vishay Intertechnology	420,445	7,572,214
Zebra Technologies Cl. A	–	–	Zebra Technologies Cl. A	1,810	288,206	Zebra Technologies Cl. A	1,810	288,206
		176,902,483			8,983,029			185,885,512

Royce Pennsylvania Mutual Fund			Royce Small/Mid-Cap Premier Fund			Proforma Pennsylvania Mutual Fund
	SHARES	VALUE		SHARES	VALUE		SHARES	VALUE
IT SERVICES - 0.0%			IT SERVICES - 0.7%			IT SERVICES - 0.1%
WEX	–	–	WEX	7,200	1,008,432	WEX	7,200	1,008,432
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 6.2%			SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 5.6%			SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 6.2%
Advanced Energy Industries	234,360	10,061,075	Advanced Energy Industries	–	–	Advanced Energy Industries	234,360	10,061,075
Brooks Automation	391,252	10,242,977	Brooks Automation	–	–	Brooks Automation	391,252	10,242,977
Cabot Microelectronics	97,841	9,329,139	Cabot Microelectronics	34,320	3,272,412	Cabot Microelectronics	132,161	12,601,551
Cirrus Logic	312,010	10,352,492	Cirrus Logic	–	–	Cirrus Logic	312,010	10,352,492
Cohu	260,085	4,179,566	Cohu	–	–	Cohu	260,085	4,179,566
Diodes	196,302	6,332,703	Diodes	–	–	Diodes	196,302	6,332,703
Entegris	241,599	6,739,404	Entegris	96,300	2,686,289	Entegris	337,899	9,425,693
FormFactor	203,270	2,864,074	FormFactor	–	–	FormFactor	203,270	2,864,074
Kulicke & Soffa Industries	529,268	10,728,262	Kulicke & Soffa Industries	–	–	Kulicke & Soffa Industries	529,268	10,728,262
MKS Instruments	213,092	13,767,874	MKS Instruments	43,320	2,798,905	MKS Instruments	256,412	16,566,779
Nanometrics	65,370	1,786,562	Nanometrics	–	–	Nanometrics	65,370	1,786,562
Nova Measuring Instruments	48,304	1,100,365	Nova Measuring Instruments	–	–	Nova Measuring Instruments	48,304	1,100,365
Photronics	154,371	1,494,311	Photronics	–	–	Photronics	154,371	1,494,311
Silicon Motion Technology ADR	146,739	5,062,496	Silicon Motion Technology ADR	–	–	Silicon Motion Technology ADR	146,739	5,062,496
Ultra Clean Holdings	88,433	749,028	Ultra Clean Holdings	–	–	Ultra Clean Holdings	88,433	749,028
Versum Materials	121,099	3,356,864	Versum Materials	–	–	Versum Materials	121,099	3,356,864
		98,147,192			8,757,606			106,904,798
SOFTWARE - 3.2%			SOFTWARE - 0.0%			SOFTWARE - 2.9%
ACI Worldwide	379,964	10,513,604	ACI Worldwide	–	–	ACI Worldwide	379,964	10,513,604
Altair Engineering Cl. A	62,154	1,714,207	Altair Engineering Cl. A	–	–	Altair Engineering Cl. A	62,154	1,714,207
Amber Road	119,809	986,028	Amber Road	–	–	Amber Road	119,809	986,028
Box Cl. A	180,531	3,047,363	Box Cl. A	–	–	Box Cl. A	180,531	3,047,363
Descartes Systems Group (The)	97,462	2,578,845	Descartes Systems Group (The)	–	–	Descartes Systems Group (The)	97,462	2,578,845
Everbridge	50,744	2,880,230	Everbridge	–	–	Everbridge	50,744	2,880,230
Fair Isaac	48,464	9,062,768	Fair Isaac	–	–	Fair Isaac	48,464	9,062,768
Five9	76,116	3,327,792	Five9	–	–	Five9	76,116	3,327,792
j2 Global	63,369	4,396,541	j2 Global	–	–	j2 Global	63,369	4,396,541
Manhattan Associates	67,517	2,860,695	Manhattan Associates	–	–	Manhattan Associates	67,517	2,860,695
QAD Cl. A	43,477	1,709,951	QAD Cl. A	–	–	QAD Cl. A	43,477	1,709,951
Qualys	23,500	1,756,390	Qualys	–	–	Qualys	23,500	1,756,390
TiVo	254,622	2,395,993	TiVo	–	–	TiVo	254,622	2,395,993
Upland Software	89,179	2,423,885	Upland Software	–	–	Upland Software	89,179	2,423,885
Varonis Systems	4,727	250,058	Varonis Systems	–	–	Varonis Systems	4,727	250,058
		49,904,350			–			49,904,350
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 0.2%			TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 0.0%			TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 0.2%
Cray	123,702	2,670,726	Cray	–	–	Cray	123,702	2,670,726
Total (Cost $261,411,950)		331,209,444	Total (Cost $20,384,208)		18,749,067	Total (Cost $281,796,158)		349,958,511

MATERIALS – 9.4%			MATERIALS – 14.1%			MATERIALS – 9.8%
CHEMICALS - 5.1%			CHEMICALS - 7.7%			CHEMICALS - 5.3%
Balchem Corporation	144,988	11,359,810	Balchem Corporation	–	–	Balchem Corporation	144,988	11,359,810
Chase Corporation	33,780	3,379,689	Chase Corporation	–	–	Chase Corporation	33,780	3,379,689
FutureFuel Corporation	567,519	9,000,851	FutureFuel Corporation	–	–	FutureFuel Corporation	567,519	9,000,851
Ingevity Corporation	83,197	6,962,757	Ingevity Corporation	–	–	Ingevity Corporation	83,197	6,962,757
Innospec	81,901	5,058,206	Innospec	32,000	1,976,320	Innospec	113,901	7,034,526
Minerals Technologies	233,415	11,983,526	Minerals Technologies	76,846	3,945,274	Minerals Technologies	310,261	15,928,800
NewMarket Corporation	–	–	NewMarket Corporation	4,780	1,969,790	NewMarket Corporation	4,780	1,969,790
Platform Specialty Products	907,638	9,375,900	Platform Specialty Products	–	–	Platform Specialty Products	907,638	9,375,900
Quaker Chemical	131,201	23,315,730	Quaker Chemical	–	–	Quaker Chemical	131,201	23,315,730
Sensient Technologies	–	–	Sensient Technologies	31,342	1,750,451	Sensient Technologies	31,342	1,750,451
Westlake Chemical	–	–	Westlake Chemical	36,350	2,405,279	Westlake Chemical	36,350	2,405,279
		80,436,469			12,047,114			92,483,583
CONSTRUCTION MATERIALS - 0.1%			CONSTRUCTION MATERIALS - 0.0%			CONSTRUCTION MATERIALS - 0.1%
Imerys	40,000	1,923,943	Imerys	–	–	Imerys	40,000	1,923,943
CONTAINERS & PACKAGING - 0.6%			CONTAINERS & PACKAGING - 0.0%			CONTAINERS & PACKAGING - 0.6%
AptarGroup	99,439	9,354,227	AptarGroup	–	–	AptarGroup	99,439	9,354,227
Packaging Corporation of America	–	–	Packaging Corporation of America	16,100	1,343,706	Packaging Corporation of America	16,100	1,343,706
		9,354,227			1,343,706			10,697,933
METALS & MINING - 2.5%			METALS & MINING - 2.8%			METALS & MINING - 2.6%
Alamos Gold Cl. A	2,113,448	7,601,106	Alamos Gold Cl. A	–	–	Alamos Gold Cl. A	2,113,448	7,601,106
Commercial Metals	39,034	625,325	Commercial Metals	–	–	Commercial Metals	39,034	625,325
Franco-Nevada Corporation	93,216	6,540,967	Franco-Nevada Corporation	–	–	Franco-Nevada Corporation	93,216	6,540,967
Haynes International	37,643	993,775	Haynes International	–	–	Haynes International	37,643	993,775
Hecla Mining	151,513	357,571	Hecla Mining	–	–	Hecla Mining	151,513	357,571
IAMGOLD Corporation	800,000	2,944,000	IAMGOLD Corporation	–	–	IAMGOLD Corporation	800,000	2,944,000
Kaiser Aluminum	–	–	Kaiser Aluminum	17,560	1,567,933	Kaiser Aluminum	17,560	1,567,933
Major Drilling Group International	913,761	3,078,890	Major Drilling Group International	–	–	Major Drilling Group International	913,761	3,078,890
Pretium Resources	89,701	760,211	Pretium Resources	–	–	Pretium Resources	89,701	760,211
Reliance Steel & Aluminum	141,198	10,049,061	Reliance Steel & Aluminum	39,655	2,822,246	Reliance Steel & Aluminum	180,853	12,871,307
Worthington Industries	198,086	6,901,316	Worthington Industries	–	–	Worthington Industries	198,086	6,901,316
		39,852,222			4,390,179			44,242,401
PAPER & FOREST PRODUCTS - 1.1%			PAPER & FOREST PRODUCTS - 2.7%			PAPER & FOREST PRODUCTS - 1.2%
Stella-Jones	569,501	16,523,539	Stella-Jones	143,000	4,149,011	Stella-Jones	712,501	20,672,550
Total (Cost $98,074,631)		148,090,400	Total (Cost $23,903,779)		21,930,010	Total (Cost $121,978,410)		170,020,410

Royce Pennsylvania Mutual Fund			Royce Small/Mid-Cap Premier Fund			Proforma Pennsylvania Mutual Fund
	SHARES	VALUE		SHARES	VALUE		SHARES	VALUE
REAL ESTATE – 3.3%			REAL ESTATE – 2.9%			REAL ESTATE – 3.3%
REAL ESTATE MANAGEMENT & DEVELOPMENT - 3.3%			REAL ESTATE MANAGEMENT & DEVELOPMENT - 2.9%			REAL ESTATE MANAGEMENT & DEVELOPMENT - 3.3%
FRP Holdings	322,003	14,815,358	FRP Holdings	–	–	FRP Holdings	322,003	14,815,358
Jones Lang LaSalle	–	–	Jones Lang LaSalle	10,209	1,292,459	Jones Lang LaSalle	10,209	1,292,459
Kennedy-Wilson Holdings	543,368	9,872,996	Kennedy-Wilson Holdings	123,400	2,242,178	Kennedy-Wilson Holdings	666,768	12,115,174
Marcus & Millichap	432,786	14,857,543	Marcus & Millichap	30,000	1,029,900	Marcus & Millichap	462,786	15,887,443
St. Joe Company (The)	248,863	3,277,526	St. Joe Company (The)	–	–	St. Joe Company (The)	248,863	3,277,526
Tejon Ranch	598,465	9,922,550	Tejon Ranch	–	–	Tejon Ranch	598,465	9,922,550
Total (Cost $49,470,265)		52,745,973	Total (Cost $4,489,900)		4,564,537	Total (Cost $53,960,165)		57,310,510

UTILITIES – 0.0%			UTILITIES – 2.4%			UTILITIES – 0.2%
GAS UTILITIES - 0.0%			GAS UTILITIES - 2.4%			GAS UTILITIES - 0.2%
UGI Corporation	–	–	UGI Corporation	70,000	3,734,500	UGI Corporation	70,000	3,734,500
Total (Cost $–)		–	Total (Cost $2,411,237)		3,734,500	Total (Cost $2,411,237)		3,734,500

TOTAL COMMON STOCKS			TOTAL COMMON STOCKS			TOTAL COMMON STOCKS
(Cost $1,188,735,717)		1,560,734,247	(Cost $143,878,463)		141,570,581	(Cost $1,332,614,180)		1,702,304,828

REPURCHASE AGREEMENTS – 0.0%			REPURCHASE AGREEMENTS – 8.9%			REPURCHASE AGREEMENTS – 0.8%
(Cost $–)		–	(Cost $13,754,000)		13,754,000	(Cost $13,754,000)		13,754,000

COLLATERAL RECEIVED FOR SECURITIES LOANED – 0.7%			COLLATERAL RECEIVED FOR SECURITIES LOANED – 0.0%			COLLATERAL RECEIVED FOR SECURITIES LOANED – 0.6%
Money Market Funds			Money Market Funds			Money Market Funds
Federated Government Obligations Fund (7 day yield-2.2268%)			Federated Government Obligations Fund (7 day yield-2.2268%)			Federated Government Obligations Fund (7 day yield-2.2268%)
(Cost $11,147,862)		11,147,862	(Cost $–)		–	(Cost $11,147,862)		11,147,862

TOTAL INVESTMENTS – 99.5%			TOTAL INVESTMENTS – 100.1%			TOTAL INVESTMENTS – 99.6%
(Cost $1,199,883,579)		1,571,882,109	(Cost $157,632,463)		155,324,581	(Cost $1,357,516,042)		1,727,206,690

CASH AND OTHER ASSETS LESS LIABILITIES – 0.5%		7,202,053	LIABILITIES LESS CASH AND OTHER ASSETS – (0.1)%		(164,108)	CASH AND OTHER ASSETS LESS LIABILITIES – 0.4%		7,037,945

NET ASSETS – 100.0%		$ 1,579,084,162	NET ASSETS – 100.0%		$ 155,160,473	NET ASSETS – 100.0%		$ 1,734,244,635

Pro Forma Condensed Combined Statement of Assets and Liabilities Relating to
Small/Mid-Cap Premier Reorganization as of December 31, 2018 (Unaudited)

Pro Forma Condensed Combined Statement of Assets and Liabilities for Royce Pennsylvania Mutual Fund and Royce Small/Mid-Cap Premier Fund as of December 31, 2018

	Royce Pennsylvania Mutual Fund	Royce Small/Mid-Cap Premier Fund	Adjustments[1]		Pro Forma Royce Pennsylvania Mutual Fund Combined
ASSETS:
Investments at value (including collateral on loaned securities)[2]	$1,571,882,109	$141,570,581	$-		$1,713,452,690
Repurchase agreements (at cost and value)	-	13,754,000	-		13,754,000
Cash and foreign currency	-	791	-		791
Receivable for investments sold	35,664,664	317,942	-		35,982,606
Receivable for capital shares sold	3,748,303	17,156	-		3,765,459
Receivable for dividends and interest	1,677,332	160,812	-		1,838,144
Receivable for securities lending income	11,710	-	-		11,710
Prepaid expenses and other assets	2,866,330	1,135	-		2,867,465
Total Assets	1,615,850,448	155,822,417	-		1,771,672,865
LIABILITIES:
Payable for collateral on loaned securities	11,147,862	-	-		11,147,862
Payable to custodian for cash and foreign currency overdrawn	8,606,852	-	-		8,606,852
Payable for investments purchased	765,641	240,641	-		1,006,282
Payable for capital shares redeemed	14,174,992	204,386	-		14,379,378
Payable for investment advisory fees	1,091,736	114,994	-		1,206,730
Payable for trustees’ fees	72,466	6,828	-		79,294
Accrued expenses	906,737	95,095	-		1,001,832
Total Liabilities	36,766,286	661,944	-		37,428,230
Net Assets	$1,579,084,162	$155,160,473	$-		$1,734,244,635
ANALYSIS OF NET ASSETS:
Paid-in capital	$1,185,801,399	$157,408,146	$-		$1,343,209,545
Total distributable earnings (loss)	393,282,763	(2,247,673)	-		391,035,090
Net Assets	$1,579,084,162	$155,160,473	$-		$1,734,244,635
Investment Class	$1,203,966,585	$64,376,412	$-		1,268,342,997
Service Class	32,191,197	84,555,180	-		116,746,377
Consultant Class	249,004,314	6,228,881	-		255,233,195
Institutional Class	83,908,171		-		83,908,171
R Class	10,013,895		-		10,013,895
SHARES OUTSTANDING (unlimited number of $.001 par value):
Investment Class	155,276,838	5,989,658	8,306,634	[1]	163,583,472
Service Class	4,144,325	7,896,265	10,882,263	[1]	15,026,588
Consultant Class	40,285,369	828,659	1,007,910	[1]	41,293,279
Institutional Class	10,787,665				10,787,665
R Class	1,372,678				1,372,678
NET ASSET VALUES (Net Assets ÷ Shares Outstanding):
Investment Class[3]	$7.75	$10.75			$7.75
Service Class[3]	7.77	10.71			7.77
Consultant Class[4]	6.18	7.52			6.18
Institutional Class[5]	7.78				7.78
R Class[5]	7.30				7.30
Investments at identified cost	$1,199,883,579	$143,878,463	$-		$1,343,762,042
Market value of loaned securities[6]	31,228,766				31,228,766

[1]
Reflects the change in shares of Royce Pennsylvania Mutual Fund after giving effect to the distribution of shares of Royce Pennsylvania Mutual Fund to Royce Small/Mid-Cap Premier Fund shareholders as if the Reorganization had taken place on December 31, 2018.

[2]	See Notes to Financial Statements for information on non-cash collateral on loaned securities.
[3]	Offering and redemption price per share; shares held less than 30 days may be subject to a 1% redemption fee, payable to the Fund.
[4]	Offering and redemption price per share; shares held less than 365 days may be subject to a 1% contingent deferred sales charge, payable to Royce Fund Services, LLC.
[5]	Offering and redemption price per share.
[6]	Market value of loaned securities backed by non-cash collateral is as of prior business day.

Pro Forma Condensed Combined Statement of Operations Relating to
Small/Mid-Cap Premier Reorganization as of December 31, 2018 (Unaudited)

Pro Forma Condensed Combined Statement of Operations for Royce Pennsylvania Mutual Fund and Royce Small/Mid-Cap Premier Fund as of December 31, 2018

INVESTMENT INCOME:	Royce Pennsylvania Mutual Fund	Royce Small/Mid- Cap Premier Fund	Adjustments[1]	Pro Forma Royce Pennsylvania Mutual Fund Combined
INCOME:
Dividends
Non-Affiliated Companies	$24,581,018	$2,097,244	$-	$26,678,262
Affiliated Companies	195,483			195,483
Foreign withholding tax	(510,433)	(6,185)	-	(516,618)
Interest	454,825	81,474	-	536,299
Securities lending	614,664	78	-	614,742
Total income	25,335,557	2,172,611	-	27,508,168
EXPENSES:
Investment advisory fees	15,435,767	1,622,445	(171,269)	16,886,943
Distribution fees	3,572,101	352,264	-	3,924,365
Shareholder servicing	1,663,556	121,133	(31,320)	1,753,369
Administrative and office facilities	627,420	66,695	-	694,115
Registration	80,023	42,623	(37,544)	85,102
Custody	202,428	25,234	(7,300)	220,362
Audit	50,331	37,571	(37,469)	50,433
Shareholder reports	343,820	58,616	-	402,436
Trustees’ fees	261,106	25,035	-	286,141
Legal	64,480	6,002	-	70,482
Other expenses	132,011	15,339	(1,525)	145,825
Total expenses	22,433,043	2,372,957	(286,427)	24,519,573
Compensating balance credits	(36,699)	(6,277)	-	(42,976)
Fees waived by distributor	-	(146,097)	146,097	-
Expenses reimbursed by investment adviser	(1,418)	(17,797)	13,547	(5,668)
Net expenses	22,394,926	2,202,786	(126,783)	24,470,929
Net investment income (loss)	2,940,631	(30,175)	126,783	3,037,239
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
NET REALIZED GAIN (LOSS):
Investments in Non- Affiliated Companies	299,645,876	24,820,101	-	324,465,977
Investments in Affiliated Companies	1,101,984	-	-	1,101,984
Foreign currency transactions	(14,653)	(2,629)	-	(17,282)
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION):
Investments in Non- Affiliated Companies	(471,384,762)	(53,745,945)	-	(525,130,707)
Investments in Affiliated Companies	(4,976,463)	-	-	(4,976,463)
Other assets and liabilities denominated in foreign currency	(3,419)	100	-	(3,319)
Net realized and unrealized gain (loss) on investments and foreign currency	(175,631,437)	(28,928,373)	-	(204,559,810)
NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$(172,690,806)	$(28,958,548)	$126,783	$(201,522,571)

[1] Decrease due to the elimination of duplicate expenses achieved by merging the funds.

Notes to Pro Forma Combined Financial Statements Relating to
Small/Mid-Cap Premier Reorganization as of December 31, 2018 (Unaudited)

NOTE 1 — Basis of Combination:

At a meeting held on December 13, 2018, the Board approved the Trust entering into the Plan on behalf of Pennsylvania Mutual and Small/Mid-Cap Premier along with the Small/Mid-Cap Premier Reorganization. The Plan provides for the transfer of all of the assets of Small/Mid-Cap Premier to Pennsylvania Mutual in exchange for Pennsylvania Mutual’s assumption of all of the liabilities of Small/Mid-Cap Premier and Pennsylvania Mutual’s issuance of shares of beneficial interest of Pennsylvania Mutual (the “Pennsylvania Mutual Shares”) to Small/Mid-Cap Premier. The Pennsylvania Mutual Shares received by Small/Mid-Cap Premier in the proposed Reorganization will have an aggregate net asset value that is equal to the aggregate net asset value of the Small/Mid-Cap Premier shares that are outstanding immediately prior to such Reorganization. The Plan also provides for the distribution by Small/Mid-Cap Premier, on a pro rata basis, of the Pennsylvania Mutual Shares to its shareholders in complete liquidation of Small/Mid-Cap Premier. Small/Mid-Cap Premier shareholders would receive the same class of Pennsylvania Mutual Shares as they held in Small/Mid-Cap Premier immediately prior to the Reorganization.

The Small/Mid-Cap Premier Reorganization will be accounted for as a tax-free merger of investments companies. The unaudited pro forma condensed combined schedule of investments and the unaudited pro forma condensed combined statement of assets and liabilities reflect the financial position of Small/Mid-Cap Premier and Pennsylvania Mutual at December 31, 2018 as if the Small/Mid-Cap Premier Reorganization had occurred on that date. The unaudited pro forma condensed combined statement of operations reflects the results of operations of Small/Mid-Cap Premier and Pennsylvania Mutual for the twelve-month period ended December 31, 2018 as if the Small/Mid-Cap Premier Reorganization had occurred on January 1, 2018. These statements have been derived from the books and records of Small/Mid-Cap Premier and Pennsylvania Mutual utilized in calculating daily net asset values at the dates indicated above in conformity with the accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates. Completion of the Small/Mid-Cap Premier Reorganization as of December 31, 2018 would not have caused Pennsylvania Mutual to violate any of its portfolio-level compliance tests. The historical cost of Small/Mid-Cap Premier’s investment securities will be carried forward to the Combined Fund. The fiscal year end for each of Pennsylvania Mutual and Small/Mid-Cap Premier is December 31.

The accompanying pro forma condensed combined financial statements should be read in conjunction with the historical financial statements of Small/Mid-Cap Premier and Pennsylvania Mutual included in, and incorporated by reference into, the SAI. Such pro forma condensed combined financial statements are presented for information purposes only and may not necessarily be representative of what the actual combined financial statements would have been had the Small/Mid-Cap Premier Reorganization occurred on December 31, 2018 or January 1, 2018, as applicable. Following the Small/Mid-Cap Premier Reorganization, Pennsylvania Mutual will be the legal and accounting survivor.

Fees and expenses resulting from the Small/Mid-Cap Premier and Small-Cap Leaders Reorganizations, including, without limitation, proxy solicitation costs and legal and audit fees, will be allocated among, and paid by, these Funds as follows: Small/Mid-Cap Premier (45%), Small-Cap Leaders (45%), and Pennsylvania Mutual (10%). The aggregate fees and expenses in respect of the Reorganizations are estimated to range from approximately $145,375 to $154,875. Any brokerage or other trading costs incurred by Small/Mid-Cap Premier or Pennsylvania Mutual in connection with buying or selling portfolio securities prior to the Small/Mid-Cap Premier Reorganization will be borne by the relevant Fund and its shareholders. Any brokerage or other trading costs incurred in connection with buying or selling portfolio securities after the Small/Mid-Cap Premier Reorganization will be borne by the Combined Fund and its shareholders.

NOTE 2 — Pennsylvania Mutual and Small/Mid-Cap Premier Valuation:

Securities are valued as of the close of trading on the New York Stock Exchange (the “NYSE”) (generally 4:00 p.m. Eastern time) on the valuation date. Securities that trade on an exchange, and securities traded on Nasdaq’s Electronic Bulletin Board, are valued at their last reported sales price or Nasdaq official closing price taken from the primary market in which each security trades or, if no sale is reported for such day, at their highest bid price. Other over-the-counter securities for which market quotations are readily available are valued at their highest bid price, except in the case of some bonds and other fixed income securities which may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services. Each of Small/Mid-Cap Premier and Pennsylvania Mutual values its non-U.S. dollar denominated securities in U.S. dollars daily at the prevailing foreign currency exchange rates as quoted by a major bank. Securities for which market quotations are not readily available are valued at their fair value in accordance with the provisions of the 1940 Act, under procedures approved by the Board, and are reported as Level 3 securities. As a general principle, the fair value of a security is the amount which the relevant Fund might reasonably expect to receive for the security upon its current sale. However, in light of the judgment involved in fair valuations, no assurance can be given that a fair value assigned to a particular security will be the amount which the relevant Fund might be able to receive upon its current sale. In addition, if, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, a Fund may fair value the security. Each of Small/Mid-Cap Premier and Pennsylvania Mutual uses an independent pricing service to provide fair value estimates for relevant non-U.S. equity securities on days when the market volatility exceeds a certain threshold. This pricing service uses proprietary correlations it has developed between the movement of prices of non-U.S. equity securities and indices of U.S.-traded securities, futures contracts and other indications to estimate the fair value of relevant non-U.S. securities. When fair value pricing is employed, the prices of securities used by a Fund may differ from quoted or published prices for the same security. Investments in money market funds are valued at net asset value per share.

Various inputs are used in determining the value of the investments of Small/Mid-Cap Premier and Pennsylvania Mutual, as noted above. These inputs are summarized in the three broad levels below:

Level 1	–	quoted prices in active markets for identical securities.
Level 2	–
other significant observable inputs (including quoted prices for similar securities, foreign securities that may be fair valued and repurchase agreements). The table below includes all Level 2 securities. Level 2 securities with values based on quoted prices for similar securities are noted in the Schedules of Investments.

Level 3	–
significant unobservable inputs (including last trade price before trading was suspended, or at a discount thereto for lack of marketability or otherwise, market price information regarding other securities, information received from the company and/or published documents, including SEC filings and financial statements, or other publicly available information).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the investments of Small/Mid-Cap Premier and Pennsylvania Mutual as of December 31, 2018. For a detailed breakout of common stocks by sector classification please refer to the pro Forma Condensed Combined Schedule of Investments Relating to Small/Mid-Cap Premier Reorganization.

	Level 1	Level 2	Level 3	Total
Royce Small/Mid-Cap Premier Fund
Common Stocks	$141,570,581	–	–	$141,570,581
Repurchase Agreement	–	$13,754,000	–	13,754,000

Royce Pennsylvania Mutual Fund
Common Stocks	1,560,734,247	–	–	1,560,734,247
Money Market Fund/ Collateral Received for Securities Loaned	11,147,862	–	–	11,147,862

Certain securities have transferred in and out of Level 1 and Level 2 measurements during the reporting period. This is generally due to whether fair value factors have been applied. Each of Small/Mid-Cap Premier and Pennsylvania Mutual recognizes transfers between levels as of the end of the reporting period. At December 31, 2018, Small/Mid-Cap Premier and Pennsylvania Mutual had securities transfer from Level 2 to Level 1 within the fair value hierarchy of $209,517 and $30,306,386, respectively.

NOTE 3 — Securities Lending:

Each of Small/Mid-Cap Premier and Pennsylvania Mutual loans securities through a lending agent to qualified institutional investors for the purpose of realizing additional income. Collateral for the Funds on all securities loaned is accepted in cash and cash equivalents, which are invested temporarily by the custodian, as well as non-cash collateral, which includes short and long-term U.S. Treasuries. The collateral maintained is at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. The Funds retain the risk of any loss on the securities on loan as well as incurring the potential loss on investments purchased with cash collateral received for securities lending. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. If the borrower fails to return loaned securities, and cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities and provided such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Funds or, at the option of the lending agent, to replace the securities. In the event of the bankruptcy of the borrower, the Funds could experience delay in recovering the loaned securities or only recover cash or a security of equivalent value. Loans of securities generally do not have stated maturity dates, and the Funds may recall a security at any time. The Funds’ securities lending income consists of the income earned on investing cash collateral, plus any premium payments received for lending certain securities, less any rebates paid to borrowers and lending agent fees associated with the loan. The lending agent is not affiliated with Royce. The following table presents cash collateral and the market value of securities on loan collateralized by cash collateral held by these Funds at December 31, 2018:

Fund	Cash Collateral[1]	Securities On Loan Collateralized By Cash Collateral	Net Amount
Pennsylvania Mutual	$11,147,862	($10,916,937)	$230,925

[1]Absent an event of default, assets and liabilities are presented gross and not offset in the Pro Forma Condensed Combined Statement of Assets and Liabilities Relating to Small/Mid-Cap Premier Reorganization. The remaining contractual maturity of cash collateral is overnight and continuous.

The following table presents non-cash collateral and the market value of securities on loan collateralized by non-cash collateral held by the custodian for Small/Mid-Cap Premier and Pennsylvania Mutual at December 31, 2018:

Fund	Non-Cash Collateral	Securities On Loan Collateralized By Non-Cash Collateral	Net Amount
Pennsylvania Mutual	22,903,585	(20,311,829)	2,591,756

NOTE 4 — Capital Shares:

As of December 31, 2018, Small/Mid-Cap Premier only had Investment Class, Service Class, and Consultant Class shares outstanding. As of December 31, 2018, Pennsylvania Mutual had Investment Class, Service Class, Institutional Class, Consultant Class, and R Class shares outstanding. No Institutional Class or R Class shares of Pennsylvania Mutual will issued or be distributed to Small/Mid-Cap Premier shareholders in connection with the Small/Mid-Cap Premier Reorganization.

The pro forma net asset value per share assumes the issuance of Investment Class, Service Class, and Consultant Class shares of Pennsylvania Mutual that would have been issued at December 31, 2018 in connection with the proposed Small/Mid-Cap Premier Reorganization. The number of full and fractional shares of each Class of Pennsylvania Mutual assumed to be issued in connection with the proposed Small/Mid-Cap Premier Reorganization is determined by dividing: (i) the aggregate value of the assets of Small/Mid-Cap Premier that are transferred to Pennsylvania Mutual, net of all of the liabilities of Small/Mid-Cap Premier that are assumed by Pennsylvania Mutual, by (ii) the net asset value of one share of the relevant Class of Pennsylvania Mutual.

The pro forma number of Investment Class, Service Class, and Consultant Class shares outstanding for Pennsylvania Mutual consists of the following at December 31, 2018.

Class of Shares of Pennsylvania Mutual	Shares of Pennsylvania Mutual: Pre-Small/Mid- Cap Premier Reorganization	Additional Shares of Pennsylvania Mutual Assumed Issued in Small/Mid-Cap Premier Reorganization	Total Outstanding Shares of Pennsylvania Mutual: Post-Small/Mid-Cap Premier Reorganization
Investment	155,276,838	8,306,634	163,583,472
Service	4,144,325	10,882,263	15,026,588
Consultant	40,285,369	1,007,910	41,293,279

NOTE 5 — Pro Forma Operating Expenses:

The accompanying pro forma condensed combined statement of operations for the twelve-month period ended December 31, 2018, as adjusted, giving effect to the Small/Mid-Cap Premier Reorganization reflects changes in expenses of Pennsylvania Mutual as if such Reorganization was consummated on January 1, 2018.

NOTE 6 — Federal Income Taxes:

Each of Small/Mid-Cap Premier and Pennsylvania Mutual has elected to be taxed as a “regulated investment company” under the Code. If the Small/Mid-Cap Premier Reorganization is consummated, unless it determines such qualification is no longer in the best interest of shareholders, Pennsylvania Mutual will seek to continue to qualify as a regulated investment company by complying with the provisions applicable to certain investment companies, as defined in applicable sections of the Code, and to make distributions of taxable income sufficient to relieve it from all, or substantially all, Federal income taxes. In addition, Small/Mid-Cap Premier will make any required income or capital gain distributions prior to consummation of the Small/Mid-Cap Premier Reorganization, in accordance with provisions of the Code relating to tax-free reorganizations of investment companies.

As of the date of this Statement of Additional Information, Small/Mid-Cap Premier does not expect to have any capital loss carryovers to offset any such gains. As a result of the net unrealized appreciation in Pennsylvania Mutual’s assets as set forth in the Annual Report, it is expected that for a period of years after the Small/Mid-Cap Premier Reorganization, the Combined Fund’s sale of appreciated portfolio securities likely will result in greater taxable capital gain distributions to a former Small/Mid-Cap Premier shareholder than such shareholder might otherwise have received in the absence of such Reorganization.

Pro Forma Condensed Combined Schedule of Investments Relating to
the Small-Cap Leaders and Small/Mid-Cap Premier Reorganizations
as of December 31, 2018 (Unaudited)

Royce Pennsylvania Mutual Fund			Royce Small/Mid-Cap Premier Fund			Royce Small-Cap Leaders Fund			Royce Proforma Pennsylvania Mutual Fund
Common Stocks – 98.8%			Common Stocks – 91.2%			Common Stocks – 92.6%			Common Stocks – 98.0%
	SHARES	VALUE		SHARES	VALUE		SHARES	VALUE		SHARES	VALUE
COMMUNICATION SERVICES – 1.4%			COMMUNICATION SERVICES – 3.4%			COMMUNICATION SERVICES – 0.7%			COMMUNICATION SERVICES – 1.6%
MEDIA - 1.4%			MEDIA - 3.4%			MEDIA - 0.7%			MEDIA - 1.6%
comScore	522,674	7,542,186	comScore	–	–	comScore	–	–	comScore	522,674	7,542,186
E.W. Scripps Company Cl. A	–	–	E.W. Scripps Company Cl. A	–	–	E.W. Scripps Company Cl. A	25,690	404,104	E.W. Scripps Company Cl. A	25,690	404,104
Liberty Latin America Cl. C	232,593	3,388,880	Liberty Latin America Cl. C	–	–	Liberty Latin America Cl. C	–	–	Liberty Latin America Cl. C	232,593	3,388,880
Media General (Rights)	–	–	Media General (Rights)	102,272	–	Media General (Rights)	–	–	Media General (Rights)	102,272	–
Meredith Corporation	151,841	7,886,622	Meredith Corporation	68,950	3,581,263	Meredith Corporation	–	–	Meredith Corporation	220,791	11,467,885
Nexstar Media Group Cl. A	–	–	Nexstar Media Group Cl. A	22,131	1,740,382	Nexstar Media Group Cl. A	–	–	Nexstar Media Group Cl. A	22,131	1,740,382
Saga Communications Cl. A	116,258	3,863,253	Saga Communications Cl. A	–	–	Saga Communications Cl. A	–	–	Saga Communications Cl. A	116,258	3,863,253
Total (Cost $28,450,440)		22,680,941	Total (Cost $4,698,157)		5,321,645	Total (Cost $329,340)		404,104	Total (Cost $33,477,937)		28,406,690

CONSUMER DISCRETIONARY – 7.7%			CONSUMER DISCRETIONARY – 17.5%			CONSUMER DISCRETIONARY – 11.0%			CONSUMER DISCRETIONARY – 8.6%
AUTO COMPONENTS - 2.7%			AUTO COMPONENTS - 7.0%			AUTO COMPONENTS - 4.7%			AUTO COMPONENTS - 3.1%
Cooper Tire & Rubber	–	–	Cooper Tire & Rubber	29,300	947,269	Cooper Tire & Rubber	–	–	Cooper Tire & Rubber	29,300	947,269
Cooper-Standard Holdings	82,087	5,099,244	Cooper-Standard Holdings	–	–	Cooper-Standard Holdings	–	–	Cooper-Standard Holdings	82,087	5,099,244
Dorman Products	118,473	10,664,940	Dorman Products	44,700	4,023,894	Dorman Products	–	–	Dorman Products	163,173	14,688,834
Gentex Corporation	295,805	5,978,219	Gentex Corporation	–	–	Gentex Corporation	21,234	429,139	Gentex Corporation	317,039	6,407,358
LCI Industries	94,803	6,332,840	LCI Industries	32,300	2,157,640	LCI Industries	14,532	970,738	LCI Industries	141,635	9,461,218
Standard Motor Products	106,756	5,170,193	Standard Motor Products	77,030	3,730,563	Standard Motor Products	6,100	295,423	Standard Motor Products	189,886	9,196,179
Stoneridge	220,093	5,425,293	Stoneridge	–	–	Stoneridge	14,100	347,565	Stoneridge	234,193	5,772,858
Visteon Corporation	54,397	3,279,051	Visteon Corporation	–	–	Visteon Corporation	8,700	524,436	Visteon Corporation	63,097	3,803,487
		41,949,780			10,859,366			2,567,301			55,376,447
AUTOMOBILES - 0.3%			AUTOMOBILES - 0.0%			AUTOMOBILES - 0.0%			AUTOMOBILES - 0.3%
Thor Industries	32,896	1,710,592	Thor Industries	–	–	Thor Industries	–	–	Thor Industries	32,896	1,710,592
Winnebago Industries	158,610	3,839,948	Winnebago Industries	–	–	Winnebago Industries	–	–	Winnebago Industries	158,610	3,839,948
		5,550,540			–			–			5,550,540
DISTRIBUTORS - 0.4%			DISTRIBUTORS - 2.5%			DISTRIBUTORS - 0.0%			DISTRIBUTORS - 0.6%
Core-Mark Holding Company	57,395	1,334,434	Core-Mark Holding Company	–	–	Core-Mark Holding Company	–	–	Core-Mark Holding Company	57,395	1,334,434
LKQ Corporation	–	–	LKQ Corporation	160,000	3,796,800	LKQ Corporation	–	–	LKQ Corporation	160,000	3,796,800
Weyco Group	199,832	5,829,099	Weyco Group	–	–	Weyco Group	–	–	Weyco Group	199,832	5,829,099
		7,163,533			3,796,800			–			10,960,333
HOTELS, RESTAURANTS & LEISURE - 0.8%			HOTELS, RESTAURANTS & LEISURE - 1.5%			HOTELS, RESTAURANTS & LEISURE - 1.2%			HOTELS, RESTAURANTS & LEISURE - 0.8%
Aramark	–	–	Aramark	78,700	2,279,939	Aramark	–	–	Aramark	78,700	2,279,939
Century Casinos	–	–	Century Casinos	–	–	Century Casinos	89,900	664,361	Century Casinos	89,900	664,361
Hilton Grand Vacations	245,368	6,475,262	Hilton Grand Vacations	–	–	Hilton Grand Vacations	–	–	Hilton Grand Vacations	245,368	6,475,262
Lindblad Expeditions Holdings	367,713	4,949,417	Lindblad Expeditions Holdings	–	–	Lindblad Expeditions Holdings	–	–	Lindblad Expeditions Holdings	367,713	4,949,417
Red Lion Hotels	93,171	764,002	Red Lion Hotels	–	–	Red Lion Hotels	–	–	Red Lion Hotels	93,171	764,002
		12,188,681			2,279,939			664,361			15,132,981
HOUSEHOLD DURABLES - 0.2%			HOUSEHOLD DURABLES - 0.0%			HOUSEHOLD DURABLES - 0.5%			HOUSEHOLD DURABLES - 0.2%
Ethan Allen Interiors	–	–	Ethan Allen Interiors	–	–	Ethan Allen Interiors	15,500	272,645	Ethan Allen Interiors	15,500	272,645
La-Z-Boy	121,221	3,359,034	La-Z-Boy	–	–	La-Z-Boy	–	–	La-Z-Boy	121,221	3,359,034
		3,359,034			–			272,645			3,631,679
INTERNET & DIRECT MARKETING RETAIL - 0.4%			INTERNET & DIRECT MARKETING RETAIL - 0.0%			INTERNET & DIRECT MARKETING RETAIL - 0.0%			INTERNET & DIRECT MARKETING RETAIL - 0.4%
Etsy	68,489	3,258,022	Etsy	–	–	Etsy	–	–	Etsy	68,489	3,258,022
Waitr Holdings Cl. A	126,859	1,414,478	Waitr Holdings Cl. A	–	–	Waitr Holdings Cl. A	–	–	Waitr Holdings Cl. A	126,859	1,414,478
zooplus	12,983	1,768,669	zooplus	–	–	zooplus	–	–	zooplus	12,983	1,768,669
		6,441,169			–			–			6,441,169
LEISURE PRODUCTS - 0.3%			LEISURE PRODUCTS - 0.0%			LEISURE PRODUCTS - 1.0%			LEISURE PRODUCTS - 0.3%
MasterCraft Boat Holdings	161,714	3,024,052	MasterCraft Boat Holdings	–	–	MasterCraft Boat Holdings	29,000	542,300	MasterCraft Boat Holdings	190,714	3,566,352
Nautilus	96,465	1,051,468	Nautilus	–	–	Nautilus	–	–	Nautilus	96,465	1,051,468
		4,075,520			–			542,300			4,617,820
SPECIALTY RETAIL - 2.3%			SPECIALTY RETAIL - 4.8%			SPECIALTY RETAIL - 2.2%			SPECIALTY RETAIL - 2.5%
American Eagle Outfitters	128,013	2,474,491	American Eagle Outfitters	–	–	American Eagle Outfitters	–	–	American Eagle Outfitters	128,013	2,474,491
America's Car-Mart	109,064	7,901,687	America's Car-Mart	–	–	America's Car-Mart	–	–	America's Car-Mart	109,064	7,901,687
Barnes & Noble	75,187	533,076	Barnes & Noble	–	–	Barnes & Noble	–	–	Barnes & Noble	75,187	533,076
Caleres	58,769	1,635,541	Caleres	–	–	Caleres	27,400	762,542	Caleres	86,169	2,398,083
Camping World Holdings Cl. A	544,376	6,243,993	Camping World Holdings Cl. A	–	–	Camping World Holdings Cl. A	–	–	Camping World Holdings Cl. A	544,376	6,243,993
CarMax	–	–	CarMax	70,400	4,416,192	CarMax	–	–	CarMax	70,400	4,416,192
Children's Place	–	–	Children's Place	17,000	1,531,530	Children's Place	–	–	Children's Place	17,000	1,531,530
DSW Cl. A	96,594	2,385,872	DSW Cl. A	–	–	DSW Cl. A	–	–	DSW Cl. A	96,594	2,385,872
Monro	163,723	11,255,956	Monro	22,400	1,540,000	Monro	6,700	460,625	Monro	192,823	13,256,581
Shoe Carnival	101,806	3,411,519	Shoe Carnival	–	–	Shoe Carnival	–	–	Shoe Carnival	101,806	3,411,519
		35,842,135			7,487,722			1,223,167			44,553,024
TEXTILES, APPAREL & LUXURY GOODS - 0.3%			TEXTILES, APPAREL & LUXURY GOODS - 1.7%			TEXTILES, APPAREL & LUXURY GOODS - 1.4%			TEXTILES, APPAREL & LUXURY GOODS - 0.4%
Movado Group	–	–	Movado Group	–	–	Movado Group	20,200	638,724	Movado Group	20,200	638,724
Steven Madden	58,806	1,779,470	Steven Madden	–	–	Steven Madden	–	–	Steven Madden	58,806	1,779,470
Wolverine World Wide	80,800	2,576,712	Wolverine World Wide	84,200	2,685,138	Wolverine World Wide	5,000	159,450	Wolverine World Wide	170,000	5,421,300
		4,356,182			2,685,138			798,174			7,839,494
Total (Cost $86,379,191)		120,926,574	Total (Cost $28,926,834)		27,108,965	Total (Cost $5,240,632)		6,067,948	Total (Cost $120,546,657)		154,103,487

CONSUMER STAPLES – 1.4%			CONSUMER STAPLES – 0.3%			CONSUMER STAPLES – 4.9%			CONSUMER STAPLES – 1.4%
FOOD PRODUCTS - 0.6%			FOOD PRODUCTS - 0.3%			FOOD PRODUCTS - 2.3%			FOOD PRODUCTS - 0.7%
Cal-Maine Foods	53,112	2,246,638	Cal-Maine Foods	9,700	410,310	Cal-Maine Foods	8,158	345,084	Cal-Maine Foods	70,970	3,002,032
Farmer Bros.	52,408	1,222,679	Farmer Bros.	–	–	Farmer Bros.	–	–	Farmer Bros.	52,408	1,222,679
Industrias Bachoco ADR	–	–	Industrias Bachoco ADR	–	–	Industrias Bachoco ADR	7,700	304,612	Industrias Bachoco ADR	7,700	304,612
John B. Sanfilippo & Son	20,126	1,120,213	John B. Sanfilippo & Son	–	–	John B. Sanfilippo & Son	–	–	John B. Sanfilippo & Son	20,126	1,120,213
Nomad Foods	139,773	2,337,004	Nomad Foods	–	–	Nomad Foods	–	–	Nomad Foods	139,773	2,337,004
Seneca Foods Cl. A	105,072	2,965,132	Seneca Foods Cl. A	–	–	Seneca Foods Cl. A	–	–	Seneca Foods Cl. A	105,072	2,965,132
Seneca Foods Cl. B	6,292	177,497	Seneca Foods Cl. B	–	–	Seneca Foods Cl. B	–	–	Seneca Foods Cl. B	6,292	177,497
Tootsie Roll Industries	–	–	Tootsie Roll Industries	–	–	Tootsie Roll Industries	18,300	611,220	Tootsie Roll Industries	18,300	611,220
		10,069,163			410,310			1,260,916			11,740,389
PERSONAL PRODUCTS - 0.8%			0 - 0.0%			PERSONAL PRODUCTS - 2.6%			PERSONAL PRODUCTS - 0.7%
Inter Parfums	191,012	12,524,657	Inter Parfums	–	–	Inter Parfums	22,130	1,451,064	Inter Parfums	213,142	13,975,721
Total (Cost $10,549,664)		22,593,820	Total (Cost $357,992)		410,310	Total (Cost $1,718,903)		2,711,980	Total (Cost $12,626,559)		25,716,110

Royce Pennsylvania Mutual Fund			Royce Small/Mid-Cap Premier Fund			Royce Small-Cap Leaders Fund			Royce Proforma Pennsylvania Mutual Fund
	SHARES	VALUE		SHARES	VALUE		SHARES	VALUE		SHARES	VALUE
ENERGY – 3.8%			ENERGY – 0.0%			ENERGY – 3.6%			ENERGY – 3.5%
ENERGY EQUIPMENT & SERVICES - 3.7%			ENERGY EQUIPMENT & SERVICES - 0.0%			ENERGY EQUIPMENT & SERVICES - 3.6%			ENERGY EQUIPMENT & SERVICES - 3.5%
Era Group	532,774	4,656,445	Era Group	–	–	Era Group	–	–	Era Group	532,774	4,656,445
Forum Energy Technologies	134,485	555,423	Forum Energy Technologies	–	–	Forum Energy Technologies	–	–	Forum Energy Technologies	134,485	555,423
Helmerich & Payne	81,880	3,925,327	Helmerich & Payne	–	–	Helmerich & Payne	–	–	Helmerich & Payne	81,880	3,925,327
Natural Gas Services Group	48,162	791,783	Natural Gas Services Group	–	–	Natural Gas Services Group	–	–	Natural Gas Services Group	48,162	791,783
Oil States International	–	–	Oil States International	–	–	Oil States International	23,440	334,723	Oil States International	23,440	334,723
Pason Systems	1,040,509	13,940,016	Pason Systems	–	–	Pason Systems	69,340	928,969	Pason Systems	1,109,849	14,868,985
RPC	260,074	2,566,931	RPC	–	–	RPC	–	–	RPC	260,074	2,566,931
SEACOR Holdings	510,007	18,870,259	SEACOR Holdings	–	–	SEACOR Holdings	–	–	SEACOR Holdings	510,007	18,870,259
SEACOR Marine Holdings	481,549	5,663,016	SEACOR Marine Holdings	–	–	SEACOR Marine Holdings	–	–	SEACOR Marine Holdings	481,549	5,663,016
TGS-NOPEC Geophysical	335,320	8,097,475	TGS-NOPEC Geophysical	–	–	TGS-NOPEC Geophysical	29,550	713,588	TGS-NOPEC Geophysical	364,870	8,811,063
Unit Corporation	8,950	127,806	Unit Corporation	–	–	Unit Corporation	–	–	Unit Corporation	8,950	127,806
		59,194,481			–			1,977,280			61,171,761
OIL, GAS & CONSUMABLE FUELS - 0.1%			OIL, GAS & CONSUMABLE FUELS - 0.0%			OIL, GAS & CONSUMABLE FUELS - 0.0%			OIL, GAS & CONSUMABLE FUELS - 0.0%
San Juan Basin Royalty Trust	181,003	868,814	San Juan Basin Royalty Trust	–	–	San Juan Basin Royalty Trust	–	–	San Juan Basin Royalty Trust	181,003	868,814
Total (Cost $54,788,424)		60,063,295	Total (Cost $–)		–	Total (Cost $1,573,314)		1,977,280	Total (Cost $56,361,738)		62,040,575

FINANCIALS – 16.7%			FINANCIALS – 8.8%			FINANCIALS – 13.5%			FINANCIALS – 16.0%
BANKS - 5.3%			BANKS - 0.7%			BANKS - 0.0%			BANKS - 4.7%
Ames National	35,783	909,604	Ames National	–	–	Ames National	–	–	Ames National	35,783	909,604
Bar Harbor Bankshares	48,324	1,083,907	Bar Harbor Bankshares	–	–	Bar Harbor Bankshares	–	–	Bar Harbor Bankshares	48,324	1,083,907
BOK Financial	140,934	10,334,690	BOK Financial	–	–	BOK Financial	–	–	BOK Financial	140,934	10,334,690
Camden National	112,400	4,043,028	Camden National	–	–	Camden National	–	–	Camden National	112,400	4,043,028
City Holding Company	45,154	3,051,959	City Holding Company	–	–	City Holding Company	–	–	City Holding Company	45,154	3,051,959
CNB Financial	195,735	4,492,118	CNB Financial	–	–	CNB Financial	–	–	CNB Financial	195,735	4,492,118
Financial Institutions	29,373	754,886	Financial Institutions	–	–	Financial Institutions	–	–	Financial Institutions	29,373	754,886
First Citizens BancShares Cl. A	65,446	24,676,414	First Citizens BancShares Cl. A	–	–	First Citizens BancShares Cl. A	–	–	First Citizens BancShares Cl. A	65,446	24,676,414
Landmark Bancorp	23,150	530,251	Landmark Bancorp	–	–	Landmark Bancorp	–	–	Landmark Bancorp	23,150	530,251
MidWestOne Financial Group	156,172	3,877,751	MidWestOne Financial Group	–	–	MidWestOne Financial Group	–	–	MidWestOne Financial Group	156,172	3,877,751
National Bankshares	89,855	3,273,418	National Bankshares	–	–	National Bankshares	–	–	National Bankshares	89,855	3,273,418
Northrim BanCorp	86,512	2,843,649	Northrim BanCorp	–	–	Northrim BanCorp	–	–	Northrim BanCorp	86,512	2,843,649
Popular	205,102	9,684,916	Popular	–	–	Popular	–	–	Popular	205,102	9,684,916
TriState Capital Holdings	97,584	1,898,985	TriState Capital Holdings	–	–	TriState Capital Holdings	–	–	TriState Capital Holdings	97,584	1,898,985
Unity Bancorp	51,875	1,076,925	Unity Bancorp	–	–	Unity Bancorp	–	–	Unity Bancorp	51,875	1,076,925
Webster Financial	223,305	11,006,704	Webster Financial	22,145	1,091,527	Webster Financial	–	–	Webster Financial	245,450	12,098,231
		83,539,205			1,091,527			–			84,630,732
CAPITAL MARKETS - 6.3%			CAPITAL MARKETS - 3.6%			CAPITAL MARKETS - 7.2%			CAPITAL MARKETS - 6.1%
Affiliated Managers Group	–	–	Affiliated Managers Group	5,630	548,587	Affiliated Managers Group	–	–	Affiliated Managers Group	5,630	548,587
Ares Management	811,281	14,424,576	Ares Management	–	–	Ares Management	–	–	Ares Management	811,281	14,424,576
Artisan Partners Asset Management Cl. A	256,133	5,663,101	Artisan Partners Asset Management Cl. A	–	–	Artisan Partners Asset Management Cl. A	56,400	1,247,004	Artisan Partners Asset Management Cl. A	312,533	6,910,105
B. Riley Financial	59,917	850,821	B. Riley Financial	–	–	B. Riley Financial	–	–	B. Riley Financial	59,917	850,821
Cohen & Steers	7,393	253,728	Cohen & Steers	–	–	Cohen & Steers	–	–	Cohen & Steers	7,393	253,728
Diamond Hill Investment Group	51,918	7,759,145	Diamond Hill Investment Group	–	–	Diamond Hill Investment Group	–	–	Diamond Hill Investment Group	51,918	7,759,145
Federated Investors Cl. B	–	–	Federated Investors Cl. B	–	–	Federated Investors Cl. B	13,660	362,673	Federated Investors Cl. B	13,660	362,673
Houlihan Lokey Cl. A	310,119	11,412,379	Houlihan Lokey Cl. A	–	–	Houlihan Lokey Cl. A	36,200	1,332,160	Houlihan Lokey Cl. A	346,319	12,744,539
Lazard Cl. A	156,565	5,778,814	Lazard Cl. A	52,550	1,939,621	Lazard Cl. A	28,470	1,050,827	Lazard Cl. A	237,585	8,769,262
Moelis & Company Cl. A	93,720	3,222,094	Moelis & Company Cl. A	–	–	Moelis & Company Cl. A	–	–	Moelis & Company Cl. A	93,720	3,222,094
Morningstar	92,494	10,159,541	Morningstar	–	–	Morningstar	–	–	Morningstar	92,494	10,159,541
Oaktree Capital Group LLC Cl. A	214,946	8,544,104	Oaktree Capital Group LLC Cl. A	32,700	1,299,825	Oaktree Capital Group LLC Cl. A	–	–	Oaktree Capital Group LLC Cl. A	247,646	9,843,929
Pzena Investment Management Cl. A	66,146	572,163	Pzena Investment Management Cl. A	–	–	Pzena Investment Management Cl. A	–	–	Pzena Investment Management Cl. A	66,146	572,163
Reinet Investments DR	116,469	1,768,386	Reinet Investments DR	–	–	Reinet Investments DR	–	–	Reinet Investments DR	116,469	1,768,386
Rothschild & Co	101,069	3,572,423	Rothschild & Co	–	–	Rothschild & Co	–	–	Rothschild & Co	101,069	3,572,423
SEI Investments	154,476	7,136,791	SEI Investments	38,500	1,778,700	SEI Investments	–	–	SEI Investments	192,976	8,915,491
Sprott	1,716,948	3,232,168	Sprott	–	–	Sprott	–	–	Sprott	1,716,948	3,232,168
Virtu Financial Cl. A	562,354	14,486,239	Virtu Financial Cl. A	–	–	Virtu Financial Cl. A	–	–	Virtu Financial Cl. A	562,354	14,486,239
Westwood Holdings Group	24,434	830,756	Westwood Holdings Group	–	–	Westwood Holdings Group	–	–	Westwood Holdings Group	24,434	830,756
		99,667,229			5,566,733			3,992,664			109,226,626
INSURANCE - 3.0%			INSURANCE - 4.5%			INSURANCE - 3.2%			INSURANCE - 3.2%
Alleghany Corporation	–	–	Alleghany Corporation	8,820	5,497,682	Alleghany Corporation	–	–	Alleghany Corporation	8,820	5,497,682
Ambac Financial Group	38,442	662,740	Ambac Financial Group	–	–	Ambac Financial Group	–	–	Ambac Financial Group	38,442	662,740
Berkley (W.R.)	–	–	Berkley (W.R.)	20,310	1,501,112	Berkley (W.R.)	–	–	Berkley (W.R.)	20,310	1,501,112
E-L Financial	32,356	17,443,610	E-L Financial	–	–	E-L Financial	–	–	E-L Financial	32,356	17,443,610
James River Group Holdings	85,836	3,136,448	James River Group Holdings	–	–	James River Group Holdings	–	–	James River Group Holdings	85,836	3,136,448
Kingstone Companies	98,785	1,747,507	Kingstone Companies	–	–	Kingstone Companies	–	–	Kingstone Companies	98,785	1,747,507
MBIA	692,387	6,176,092	MBIA	–	–	MBIA	–	–	MBIA	692,387	6,176,092
ProAssurance Corporation	261,613	10,611,023	ProAssurance Corporation	–	–	ProAssurance Corporation	16,500	669,240	ProAssurance Corporation	278,113	11,280,263
RLI Corp.	65,108	4,491,801	RLI Corp.	–	–	RLI Corp.	15,900	1,096,941	RLI Corp.	81,008	5,588,742
Trupanion	141,592	3,604,932	Trupanion	–	–	Trupanion	–	–	Trupanion	141,592	3,604,932
		47,874,153			6,998,794			1,766,181			56,639,128
INVESTMENT COMPANIES - 0.1%			INVESTMENT COMPANIES - 0.0%			INVESTMENT COMPANIES - 0.0%			INVESTMENT COMPANIES - 0.1%
Social Capital Hedosophia Holdings (Units)	177,515	1,815,978	Social Capital Hedosophia Holdings (Units)	–	–	Social Capital Hedosophia Holdings (Units)	–	–	Social Capital Hedosophia Holdings (Units)	177,515	1,815,978
THRIFTS & MORTGAGE FINANCE - 2.0%			THRIFTS & MORTGAGE FINANCE - 0.0%			THRIFTS & MORTGAGE FINANCE - 1.9%			THRIFTS & MORTGAGE FINANCE - 1.9%
Axos Financial	167,208	4,210,297	Axos Financial	–	–	Axos Financial	–	–	Axos Financial	167,208	4,210,297
Genworth MI Canada	552,769	16,276,966	Genworth MI Canada	–	–	Genworth MI Canada	58,760	1,730,261	Genworth MI Canada	611,529	18,007,227
Southern Missouri Bancorp	31,803	1,078,122	Southern Missouri Bancorp	–	–	Southern Missouri Bancorp	–	–	Southern Missouri Bancorp	31,803	1,078,122
Timberland Bancorp	96,333	2,148,226	Timberland Bancorp	–	–	Timberland Bancorp	–	–	Timberland Bancorp	96,333	2,148,226
TrustCo Bank Corp. NY	693,322	4,756,189	TrustCo Bank Corp. NY	–	–	TrustCo Bank Corp. NY	–	–	TrustCo Bank Corp. NY	693,322	4,756,189
WSFS Financial	83,500	3,165,485	WSFS Financial	–	–	WSFS Financial	–	–	WSFS Financial	83,500	3,165,485
		31,635,285			–			1,730,261			33,365,546
Total (Cost $234,801,491)		264,531,850	Total (Cost $12,825,915)		13,657,054	Total (Cost $6,300,570)		7,489,106	Total (Cost $253,927,976)		285,678,010

Royce Pennsylvania Mutual Fund			Royce Small/Mid-Cap Premier Fund			Royce Small-Cap Leaders Fund			Royce Proforma Pennsylvania Mutual Fund
	SHARES	VALUE		SHARES	VALUE		SHARES	VALUE		SHARES	VALUE
HEALTH CARE – 7.2%			HEALTH CARE – 2.1%			HEALTH CARE – 3.3%			HEALTH CARE – 6.6%
BIOTECHNOLOGY - 0.2%			BIOTECHNOLOGY - 0.0%			BIOTECHNOLOGY - 0.1%			BIOTECHNOLOGY - 0.2%
AMAG Pharmaceuticals	83,536	1,268,911	AMAG Pharmaceuticals	–	–	AMAG Pharmaceuticals	–	–	AMAG Pharmaceuticals	83,536	1,268,911
Eagle Pharmaceuticals	–	–	Eagle Pharmaceuticals	–	–	Eagle Pharmaceuticals	1,700	68,493	Eagle Pharmaceuticals	1,700	68,493
Progenics Pharmaceuticals	275,365	1,156,533	Progenics Pharmaceuticals	–	–	Progenics Pharmaceuticals	–	–	Progenics Pharmaceuticals	275,365	1,156,533
Zealand Pharma	101,722	1,286,257	Zealand Pharma	–	–	Zealand Pharma	–	–	Zealand Pharma	101,722	1,286,257
		3,711,701			–			68,493			3,780,194
HEALTH CARE EQUIPMENT & SUPPLIES - 2.0%			HEALTH CARE EQUIPMENT & SUPPLIES - 0.0%			HEALTH CARE EQUIPMENT & SUPPLIES - 0.8%			HEALTH CARE EQUIPMENT & SUPPLIES - 1.8%
AtriCure	123,833	3,789,290	AtriCure	–	–	AtriCure	–	–	AtriCure	123,833	3,789,290
Atrion Corporation	8,592	6,367,359	Atrion Corporation	–	–	Atrion Corporation	–	–	Atrion Corporation	8,592	6,367,359
Cardiovascular Systems	34,844	992,706	Cardiovascular Systems	–	–	Cardiovascular Systems	–	–	Cardiovascular Systems	34,844	992,706
CryoLife	68,108	1,932,905	CryoLife	–	–	CryoLife	–	–	CryoLife	68,108	1,932,905
Hill-Rom Holdings	45,811	4,056,564	Hill-Rom Holdings	–	–	Hill-Rom Holdings	–	–	Hill-Rom Holdings	45,811	4,056,564
Lantheus Holdings	118,832	1,859,721	Lantheus Holdings	–	–	Lantheus Holdings	27,100	424,115	Lantheus Holdings	145,932	2,283,836
LeMaitre Vascular	75,978	1,796,120	LeMaitre Vascular	–	–	LeMaitre Vascular	–	–	LeMaitre Vascular	75,978	1,796,120
Merit Medical Systems	198,088	11,055,291	Merit Medical Systems	–	–	Merit Medical Systems	–	–	Merit Medical Systems	198,088	11,055,291
		31,849,956			–			424,115			32,274,071
HEALTH CARE PROVIDERS & SERVICES - 2.4%			HEALTH CARE PROVIDERS & SERVICES - 0.0%			HEALTH CARE PROVIDERS & SERVICES - 0.7%			HEALTH CARE PROVIDERS & SERVICES - 2.1%
AMN Healthcare Services	93,330	5,288,078	AMN Healthcare Services	–	–	AMN Healthcare Services	7,000	396,620	AMN Healthcare Services	100,330	5,684,698
Encompass Health	125,485	7,742,424	Encompass Health	–	–	Encompass Health	–	–	Encompass Health	125,485	7,742,424
Ensign Group (The)	29,764	1,154,546	Ensign Group (The)	–	–	Ensign Group (The)	–	–	Ensign Group (The)	29,764	1,154,546
HealthEquity	42,628	2,542,760	HealthEquity	–	–	HealthEquity	–	–	HealthEquity	42,628	2,542,760
National Research	136,613	5,210,420	National Research	–	–	National Research	–	–	National Research	136,613	5,210,420
Tivity Health	74,749	1,854,523	Tivity Health	–	–	Tivity Health	–	–	Tivity Health	74,749	1,854,523
U.S. Physical Therapy	133,872	13,701,799	U.S. Physical Therapy	–	–	U.S. Physical Therapy	–	–	U.S. Physical Therapy	133,872	13,701,799
		37,494,550			–			396,620			37,891,170
HEALTH CARE TECHNOLOGY - 1.0%			HEALTH CARE TECHNOLOGY - 0.0%			HEALTH CARE TECHNOLOGY - 0.0%			HEALTH CARE TECHNOLOGY - 0.9%
Medidata Solutions	230,671	15,551,839	Medidata Solutions	–	–	Medidata Solutions	–	–	Medidata Solutions	230,671	15,551,839
LIFE SCIENCES TOOLS & SERVICES - 1.6%			LIFE SCIENCES TOOLS & SERVICES - 2.1%			LIFE SCIENCES TOOLS & SERVICES - 1.7%			LIFE SCIENCES TOOLS & SERVICES - 1.6%
Bio-Rad Laboratories Cl. A	25,953	6,026,806	Bio-Rad Laboratories Cl. A	10,626	2,467,570	Bio-Rad Laboratories Cl. A	–	–	Bio-Rad Laboratories Cl. A	36,579	8,494,376
Bio-Techne	79,397	11,490,334	Bio-Techne	–	–	Bio-Techne	6,394	925,340	Bio-Techne	85,791	12,415,674
ICON	31,848	4,115,080	ICON	–	–	ICON	–	–	ICON	31,848	4,115,080
NeoGenomics	52,403	660,802	NeoGenomics	–	–	NeoGenomics	–	–	NeoGenomics	52,403	660,802
PerkinElmer	–	–	PerkinElmer	10,074	791,312	PerkinElmer	–	–	PerkinElmer	10,074	791,312
Quanterix Corporation	158,379	2,899,919	Quanterix Corporation	–	–	Quanterix Corporation	–	–	Quanterix Corporation	158,379	2,899,919
		25,192,941			3,258,882			925,340			29,377,163
Total (Cost $63,419,874)		113,800,987	Total (Cost $3,331,185)		3,258,882	Total (Cost $1,201,865)		1,814,568	Total (Cost $67,952,924)		118,874,437

INDUSTRIALS – 26.9%			INDUSTRIALS – 27.6%			INDUSTRIALS – 28.9%			INDUSTRIALS – 27.0%
AEROSPACE & DEFENSE - 1.9%			AEROSPACE & DEFENSE - 2.5%			AEROSPACE & DEFENSE - 0.0%			AEROSPACE & DEFENSE - 1.9%
HEICO Corporation	261,065	20,227,316	HEICO Corporation	–	–	HEICO Corporation	–	–	HEICO Corporation	261,065	20,227,316
HEICO Corporation Cl. A	142,534	8,979,642	HEICO Corporation Cl. A	–	–	HEICO Corporation Cl. A	–	–	HEICO Corporation Cl. A	142,534	8,979,642
Hexcel Corporation	–	–	Hexcel Corporation	39,240	2,250,022	Hexcel Corporation	–	–	Hexcel Corporation	39,240	2,250,022
Magellan Aerospace	70,271	771,066	Magellan Aerospace	–	–	Magellan Aerospace	–	–	Magellan Aerospace	70,271	771,066
Teledyne Technologies	–	–	Teledyne Technologies	7,700	1,594,439	Teledyne Technologies	–	–	Teledyne Technologies	7,700	1,594,439
		29,978,024			3,844,461			–			33,822,485
AIR FREIGHT & LOGISTICS - 0.8%			AIR FREIGHT & LOGISTICS - 0.0%			AIR FREIGHT & LOGISTICS - 0.0%			AIR FREIGHT & LOGISTICS - 0.7%
Forward Air	157,115	8,617,758	Forward Air	–	–	Forward Air	–	–	Forward Air	157,115	8,617,758
Hub Group Cl. A	113,964	4,224,645	Hub Group Cl. A	–	–	Hub Group Cl. A	–	–	Hub Group Cl. A	113,964	4,224,645
		12,842,403			–			–			12,842,403
AIRLINES - 0.6%			AIRLINES - 0.0%			AIRLINES - 0.0%			AIRLINES - 0.5%
Allegiant Travel	18,845	1,888,646	Allegiant Travel	–	–	Allegiant Travel	–	–	Allegiant Travel	18,845	1,888,646
Hawaiian Holdings	238,754	6,305,493	Hawaiian Holdings	–	–	Hawaiian Holdings	–	–	Hawaiian Holdings	238,754	6,305,493
Spirit Airlines	26,730	1,548,202	Spirit Airlines	–	–	Spirit Airlines	–	–	Spirit Airlines	26,730	1,548,202
		9,742,341			–			–			9,742,341
BUILDING PRODUCTS - 0.9%			BUILDING PRODUCTS - 2.9%			BUILDING PRODUCTS - 3.2%			BUILDING PRODUCTS - 1.1%
Apogee Enterprises	210,137	6,272,589	Apogee Enterprises	–	–	Apogee Enterprises	23,100	689,535	Apogee Enterprises	233,237	6,962,124
Gibraltar Industries	144,789	5,153,041	Gibraltar Industries	–	–	Gibraltar Industries	23,100	822,129	Gibraltar Industries	167,889	5,975,170
Lennox International	–	–	Lennox International	11,257	2,463,707	Lennox International	–	–	Lennox International	11,257	2,463,707
Simpson Manufacturing	53,000	2,868,890	Simpson Manufacturing	37,700	2,040,701	Simpson Manufacturing	4,820	260,906	Simpson Manufacturing	95,520	5,170,497
		14,294,520			4,504,408			1,772,570			20,571,498
COMMERCIAL SERVICES & SUPPLIES - 2.2%			COMMERCIAL SERVICES & SUPPLIES - 2.1%			COMMERCIAL SERVICES & SUPPLIES - 4.1%			COMMERCIAL SERVICES & SUPPLIES - 2.3%
Copart	–	–	Copart	45,100	2,154,878	Copart	–	–	Copart	45,100	2,154,878
Healthcare Services Group	164,656	6,615,878	Healthcare Services Group	–	–	Healthcare Services Group	–	–	Healthcare Services Group	164,656	6,615,878
Heritage-Crystal Clean	167,241	3,848,215	Heritage-Crystal Clean	–	–	Heritage-Crystal Clean	–	–	Heritage-Crystal Clean	167,241	3,848,215
Kimball International Cl. B	483,857	6,865,931	Kimball International Cl. B	–	–	Kimball International Cl. B	44,230	627,624	Kimball International Cl. B	528,087	7,493,555
Mobile Mini	154,633	4,909,598	Mobile Mini	–	–	Mobile Mini	–	–	Mobile Mini	154,633	4,909,598
PICO Holdings	326,703	2,986,065	PICO Holdings	–	–	PICO Holdings	33,900	309,846	PICO Holdings	360,603	3,295,911
Ritchie Bros. Auctioneers	39,233	1,283,704	Ritchie Bros. Auctioneers	–	–	Ritchie Bros. Auctioneers	6,700	219,224	Ritchie Bros. Auctioneers	45,933	1,502,928
Steelcase Cl. A	–	–	Steelcase Cl. A	–	–	Steelcase Cl. A	18,800	278,804	Steelcase Cl. A	18,800	278,804
Team	141,510	2,073,121	Team	–	–	Team	–	–	Team	141,510	2,073,121
UniFirst Corporation	31,208	4,464,929	UniFirst Corporation	8,240	1,178,897	UniFirst Corporation	5,600	801,192	UniFirst Corporation	45,048	6,445,018
Viad Corporation	20,864	1,045,078	Viad Corporation	–	–	Viad Corporation	–	–	Viad Corporation	20,864	1,045,078
		34,092,519			3,333,775			2,236,690			39,662,984
CONSTRUCTION & ENGINEERING - 2.1%			CONSTRUCTION & ENGINEERING - 0.6%			CONSTRUCTION & ENGINEERING - 4.7%			CONSTRUCTION & ENGINEERING - 2.1%
Arcosa	395,838	10,960,754	Arcosa	–	–	Arcosa	35,500	982,995	Arcosa	431,338	11,943,749
Comfort Systems USA	–	–	Comfort Systems USA	21,200	926,016	Comfort Systems USA	7,900	345,072	Comfort Systems USA	29,100	1,271,088
KBR	470,489	7,142,023	KBR	–	–	KBR	–	–	KBR	470,489	7,142,023
Sterling Construction	–	–	Sterling Construction	–	–	Sterling Construction	60,500	658,845	Sterling Construction	60,500	658,845
Valmont Industries	132,101	14,656,606	Valmont Industries	–	–	Valmont Industries	5,495	609,670	Valmont Industries	137,596	15,266,276
		32,759,383			926,016			2,596,582			36,281,981
ELECTRICAL EQUIPMENT - 1.3%			ELECTRICAL EQUIPMENT - 3.2%			ELECTRICAL EQUIPMENT - 1.0%			ELECTRICAL EQUIPMENT - 1.4%
Encore Wire	144,259	7,238,917	Encore Wire	–	–	Encore Wire	–	–	Encore Wire	144,259	7,238,917
EnerSys	–	–	EnerSys	–	–	EnerSys	7,300	566,553	EnerSys	7,300	566,553
Hubbell Cl. B	–	–	Hubbell Cl. B	22,721	2,257,104	Hubbell Cl. B	–	–	Hubbell Cl. B	22,721	2,257,104
Preformed Line Products	233,761	12,681,534	Preformed Line Products	–	–	Preformed Line Products	–	–	Preformed Line Products	233,761	12,681,534
Sensata Technologies Holding	–	–	Sensata Technologies Holding	59,750	2,679,190	Sensata Technologies Holding	–	–	Sensata Technologies Holding	59,750	2,679,190
		19,920,451			4,936,294			566,553			25,423,298

Royce Pennsylvania Mutual Fund			Royce Small/Mid-Cap Premier Fund			Royce Small-Cap Leaders Fund			Royce Proforma Pennsylvania Mutual Fund
	SHARES	VALUE		SHARES	VALUE		SHARES	VALUE		SHARES	VALUE
INDUSTRIAL CONGLOMERATES - 1.3%			INDUSTRIAL CONGLOMERATES - 2.8%			INDUSTRIAL CONGLOMERATES - 0.0%			INDUSTRIAL CONGLOMERATES - 1.4%
Carlisle Companies	–	–	Carlisle Companies	43,103	4,332,713	Carlisle Companies	–	–	Carlisle Companies	43,103	4,332,713
Raven Industries	564,110	20,415,141	Raven Industries	–	–	Raven Industries	–	–	Raven Industries	564,110	20,415,141
		20,415,141			4,332,713			–			24,747,854
MACHINERY - 9.5%			MACHINERY - 5.1%			MACHINERY - 12.3%			MACHINERY - 9.3%
Alamo Group	38,956	3,012,078	Alamo Group	–	–	Alamo Group	–	–	Alamo Group	38,956	3,012,078
Allison Transmission Holdings	–	–	Allison Transmission Holdings	69,000	3,029,790	Allison Transmission Holdings	–	–	Allison Transmission Holdings	69,000	3,029,790
CIRCOR International	344,615	7,340,299	CIRCOR International	–	–	CIRCOR International	28,620	609,606	CIRCOR International	373,235	7,949,905
Colfax Corporation	113,964	2,381,848	Colfax Corporation	–	–	Colfax Corporation	–	–	Colfax Corporation	113,964	2,381,848
Franklin Electric	225,023	9,648,986	Franklin Electric	21,960	941,645	Franklin Electric	–	–	Franklin Electric	246,983	10,590,631
Graco	185,633	7,768,741	Graco	–	–	Graco	–	–	Graco	185,633	7,768,741
Graham Corporation	44,465	1,015,581	Graham Corporation	–	–	Graham Corporation	–	–	Graham Corporation	44,465	1,015,581
Greenbrier Companies (The)	85,446	3,378,535	Greenbrier Companies (The)	–	–	Greenbrier Companies (The)	33,600	1,328,544	Greenbrier Companies (The)	119,046	4,707,079
John Bean Technologies	134,682	9,671,514	John Bean Technologies	–	–	John Bean Technologies	13,099	940,639	John Bean Technologies	147,781	10,612,153
Kadant	114,206	9,303,221	Kadant	–	–	Kadant	13,060	1,063,868	Kadant	127,266	10,367,089
Kornit Digital	59,526	1,114,327	Kornit Digital	–	–	Kornit Digital	–	–	Kornit Digital	59,526	1,114,327
Lincoln Electric Holdings	112,290	8,854,066	Lincoln Electric Holdings	49,960	3,939,346	Lincoln Electric Holdings	–	–	Lincoln Electric Holdings	162,250	12,793,412
Lindsay Corporation	119,403	11,492,539	Lindsay Corporation	–	–	Lindsay Corporation	–	–	Lindsay Corporation	119,403	11,492,539
Lydall	30,728	624,086	Lydall	–	–	Lydall	–	–	Lydall	30,728	624,086
Meritor	681,049	11,516,539	Meritor	–	–	Meritor	93,300	1,577,703	Meritor	774,349	13,094,242
Miller Industries	218,218	5,891,886	Miller Industries	–	–	Miller Industries	–	–	Miller Industries	218,218	5,891,886
Nordson Corporation	68,760	8,206,506	Nordson Corporation	–	–	Nordson Corporation	–	–	Nordson Corporation	68,760	8,206,506
RBC Bearings	60,338	7,910,312	RBC Bearings	–	–	RBC Bearings	980	128,478	RBC Bearings	61,318	8,038,790
Sun Hydraulics	619,964	20,576,605	Sun Hydraulics	–	–	Sun Hydraulics	10,500	348,495	Sun Hydraulics	630,464	20,925,100
Tennant Company	240,474	12,531,100	Tennant Company	–	–	Tennant Company	–	–	Tennant Company	240,474	12,531,100
Wabash National	627,668	8,209,897	Wabash National	–	–	Wabash National	59,800	782,184	Wabash National	687,468	8,992,081
		150,448,666			7,910,781			6,779,517			165,138,964
MARINE - 1.2%			MARINE - 3.0%			MARINE - 0.0%			MARINE - 1.3%
Clarkson	405,000	9,808,045	Clarkson	–	–	Clarkson	–	–	Clarkson	405,000	9,808,045
Eagle Bulk Shipping	279,836	1,290,044	Eagle Bulk Shipping	–	–	Eagle Bulk Shipping	–	–	Eagle Bulk Shipping	279,836	1,290,044
Kirby Corporation	112,933	7,607,167	Kirby Corporation	68,450	4,610,792	Kirby Corporation	–	–	Kirby Corporation	181,383	12,217,959
		18,705,256			4,610,792			–			23,316,048
PROFESSIONAL SERVICES - 1.7%			PROFESSIONAL SERVICES - 0.8%			PROFESSIONAL SERVICES - 0.9%			PROFESSIONAL SERVICES - 1.6%
Exponent	194,349	9,855,438	Exponent	–	–	Exponent	–	–	Exponent	194,349	9,855,438
GP Strategies	80,727	1,017,967	GP Strategies	–	–	GP Strategies	–	–	GP Strategies	80,727	1,017,967
Heidrick & Struggles International	125,928	3,927,694	Heidrick & Struggles International	–	–	Heidrick & Struggles International	16,300	508,397	Heidrick & Struggles International	142,228	4,436,091
Kforce	91,376	2,825,346	Kforce	–	–	Kforce	–	–	Kforce	91,376	2,825,346
Korn Ferry	78,443	3,101,636	Korn Ferry	–	–	Korn Ferry	–	–	Korn Ferry	78,443	3,101,636
ManpowerGroup	76,110	4,931,928	ManpowerGroup	19,000	1,231,200	ManpowerGroup	–	–	ManpowerGroup	95,110	6,163,128
Resources Connection	42,928	609,578	Resources Connection	–	–	Resources Connection	–	–	Resources Connection	42,928	609,578
TrueBlue	59,734	1,329,082	TrueBlue	–	–	TrueBlue	–	–	TrueBlue	59,734	1,329,082
		27,598,669			1,231,200			508,397			29,338,266
ROAD & RAIL - 1.8%			ROAD & RAIL - 2.0%			ROAD & RAIL - 2.7%			ROAD & RAIL - 1.8%
J.B. Hunt Transport Services	–	–	J.B. Hunt Transport Services	7,700	716,408	J.B. Hunt Transport Services	–	–	J.B. Hunt Transport Services	7,700	716,408
Landstar System	156,307	14,953,891	Landstar System	25,810	2,469,243	Landstar System	9,620	920,346	Landstar System	191,737	18,343,480
Saia	63,017	3,517,609	Saia	–	–	Saia	10,220	570,480	Saia	73,237	4,088,089
Universal Logistics Holdings	482,495	8,728,334	Universal Logistics Holdings	–	–	Universal Logistics Holdings	–	–	Universal Logistics Holdings	482,495	8,728,334
Werner Enterprises	34,496	1,019,012	Werner Enterprises	–	–	Werner Enterprises	–	–	Werner Enterprises	34,496	1,019,012
		28,218,846			3,185,651			1,490,826			32,895,323
TRADING COMPANIES & DISTRIBUTORS - 1.6%			TRADING COMPANIES & DISTRIBUTORS - 2.6%			TRADING COMPANIES & DISTRIBUTORS - 0.0%			TRADING COMPANIES & DISTRIBUTORS - 1.6%
Air Lease Cl. A	466,067	14,079,884	Air Lease Cl. A	112,300	3,392,583	Air Lease Cl. A	–	–	Air Lease Cl. A	578,367	17,472,467
Applied Industrial Technologies	128,116	6,910,577	Applied Industrial Technologies	–	–	Applied Industrial Technologies	–	–	Applied Industrial Technologies	128,116	6,910,577
Diploma	–	–	Diploma	13,585	209,517	Diploma	–	–	Diploma	13,585	209,517
Richelieu Hardware	245,741	4,084,283	Richelieu Hardware	–	–	Richelieu Hardware	–	–	Richelieu Hardware	245,741	4,084,283
Watsco	–	–	Watsco	3,000	417,420	Watsco	–	–	Watsco	3,000	417,420
		25,074,744			4,019,520			–			29,094,264
Total (Cost $301,389,787)		424,090,963	Total (Cost $42,549,256)		42,835,611	Total (Cost $15,981,230)		15,951,135	Total (Cost $359,920,273)		482,877,709

INFORMATION TECHNOLOGY – 21.0%			INFORMATION TECHNOLOGY – 12.1%			INFORMATION TECHNOLOGY – 17.7%			INFORMATION TECHNOLOGY – 20.1%
COMMUNICATIONS EQUIPMENT - 0.2%			COMMUNICATIONS EQUIPMENT - 0.0%			COMMUNICATIONS EQUIPMENT - 0.7%			COMMUNICATIONS EQUIPMENT - 0.2%
ADTRAN	54,205	582,161	ADTRAN	–	–	ADTRAN	–	–	ADTRAN	54,205	582,161
Digi International	297,575	3,002,532	Digi International	–	–	Digi International	–	–	Digi International	297,575	3,002,532
NetScout Systems	–	–	NetScout Systems	–	–	NetScout Systems	17,200	406,436	NetScout Systems	17,200	406,436
		3,584,693			–			406,436			3,991,129
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 11.2%			ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 5.8%			ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 7.2%			ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 10.6%
AVX Corporation	–	–	AVX Corporation	26,800	408,700	AVX Corporation	–	–	AVX Corporation	26,800	408,700
Badger Meter	280,426	13,799,763	Badger Meter	–	–	Badger Meter	–	–	Badger Meter	280,426	13,799,763
Benchmark Electronics	344,222	7,290,622	Benchmark Electronics	–	–	Benchmark Electronics	–	–	Benchmark Electronics	344,222	7,290,622
Celestica	676,039	5,928,862	Celestica	–	–	Celestica	–	–	Celestica	676,039	5,928,862
Cognex Corporation	157,547	6,092,342	Cognex Corporation	–	–	Cognex Corporation	–	–	Cognex Corporation	157,547	6,092,342
Coherent	51,018	5,393,113	Coherent	18,590	1,965,149	Coherent	5,300	560,263	Coherent	74,908	7,918,525
Dolby Laboratories Cl. A	95,028	5,876,532	Dolby Laboratories Cl. A	–	–	Dolby Laboratories Cl. A	–	–	Dolby Laboratories Cl. A	95,028	5,876,532
Electro Scientific Industries	140,993	4,224,150	Electro Scientific Industries	–	–	Electro Scientific Industries	11,500	344,540	Electro Scientific Industries	152,493	4,568,690
Fabrinet	156,170	8,013,083	Fabrinet	–	–	Fabrinet	5,400	277,074	Fabrinet	161,570	8,290,157
FARO Technologies	299,843	12,185,620	FARO Technologies	–	–	FARO Technologies	9,260	376,326	FARO Technologies	309,103	12,561,946
FLIR Systems	756,241	32,926,733	FLIR Systems	64,500	2,808,330	FLIR Systems	–	–	FLIR Systems	820,741	35,735,063
HollySys Automation Technologies	71,900	1,258,969	HollySys Automation Technologies	–	–	HollySys Automation Technologies	–	–	HollySys Automation Technologies	71,900	1,258,969
Insight Enterprises	191,368	7,798,246	Insight Enterprises	–	–	Insight Enterprises	–	–	Insight Enterprises	191,368	7,798,246
IPG Photonics	58,063	6,577,957	IPG Photonics	–	–	IPG Photonics	–	–	IPG Photonics	58,063	6,577,957
Kimball Electronics	182,454	2,826,212	Kimball Electronics	–	–	Kimball Electronics	58,456	905,484	Kimball Electronics	240,910	3,731,696
Littelfuse	–	–	Littelfuse	15,300	2,623,644	Littelfuse	–	–	Littelfuse	15,300	2,623,644
Mesa Laboratories	46,004	9,586,774	Mesa Laboratories	–	–	Mesa Laboratories	–	–	Mesa Laboratories	46,004	9,586,774
Methode Electronics	7,575	176,422	Methode Electronics	–	–	Methode Electronics	–	–	Methode Electronics	7,575	176,422
MTS Systems	57,688	2,315,019	MTS Systems	–	–	MTS Systems	–	–	MTS Systems	57,688	2,315,019
National Instruments	312,534	14,182,793	National Instruments	–	–	National Instruments	–	–	National Instruments	312,534	14,182,793
nLIGHT	483,043	8,588,505	nLIGHT	50,000	889,000	nLIGHT	25,500	453,390	nLIGHT	558,543	9,930,895
PC Connection	321,859	9,568,868	PC Connection	–	–	PC Connection	–	–	PC Connection	321,859	9,568,868
Richardson Electronics	137,743	1,196,987	Richardson Electronics	–	–	Richardson Electronics	–	–	Richardson Electronics	137,743	1,196,987
Sanmina Corporation	146,413	3,522,697	Sanmina Corporation	–	–	Sanmina Corporation	–	–	Sanmina Corporation	146,413	3,522,697
Vishay Intertechnology	420,445	7,572,214	Vishay Intertechnology	–	–	Vishay Intertechnology	31,700	570,917	Vishay Intertechnology	452,145	8,143,131
Vishay Precision Group	–	–	Vishay Precision Group	–	–	Vishay Precision Group	16,100	486,703	Vishay Precision Group	16,100	486,703
Zebra Technologies Cl. A	–	–	Zebra Technologies Cl. A	1,810	288,206	Zebra Technologies Cl. A	–	–	Zebra Technologies Cl. A	1,810	288,206
		176,902,483			8,983,029			3,974,697			189,860,209

Royce Pennsylvania Mutual Fund			Royce Small/Mid-Cap Premier Fund			Royce Small-Cap Leaders Fund			Royce Proforma Pennsylvania Mutual Fund
	SHARES	VALUE		SHARES	VALUE		SHARES	VALUE		SHARES	VALUE
IT SERVICES - 0.0%			IT SERVICES - 0.7%			IT SERVICES - 0.0%			IT SERVICES - 0.1%
WEX	–	–	WEX	7,200	1,008,432	WEX	–	–	WEX	7,200	1,008,432
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 6.2%			SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 5.6%			SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 7.7%			SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 6.2%
Advanced Energy Industries	234,360	10,061,075	Advanced Energy Industries	–	–	Advanced Energy Industries	20,800	892,944	Advanced Energy Industries	255,160	10,954,019
Brooks Automation	391,252	10,242,977	Brooks Automation	–	–	Brooks Automation	–	–	Brooks Automation	391,252	10,242,977
Cabot Microelectronics	97,841	9,329,139	Cabot Microelectronics	34,320	3,272,412	Cabot Microelectronics	5,636	537,393	Cabot Microelectronics	137,797	13,138,944
Cirrus Logic	312,010	10,352,492	Cirrus Logic	–	–	Cirrus Logic	–	–	Cirrus Logic	312,010	10,352,492
Cohu	260,085	4,179,566	Cohu	–	–	Cohu	38,260	614,838	Cohu	298,345	4,794,404
Diodes	196,302	6,332,703	Diodes	–	–	Diodes	–	–	Diodes	196,302	6,332,703
Entegris	241,599	6,739,404	Entegris	96,300	2,686,289	Entegris	–	–	Entegris	337,899	9,425,693
FormFactor	203,270	2,864,074	FormFactor	–	–	FormFactor	–	–	FormFactor	203,270	2,864,074
Kulicke & Soffa Industries	529,268	10,728,262	Kulicke & Soffa Industries	–	–	Kulicke & Soffa Industries	22,400	454,048	Kulicke & Soffa Industries	551,668	11,182,310
MKS Instruments	213,092	13,767,874	MKS Instruments	43,320	2,798,905	MKS Instruments	5,645	364,723	MKS Instruments	262,057	16,931,502
Nanometrics	65,370	1,786,562	Nanometrics	–	–	Nanometrics	14,838	405,523	Nanometrics	80,208	2,192,085
Nova Measuring Instruments	48,304	1,100,365	Nova Measuring Instruments	–	–	Nova Measuring Instruments	16,400	373,592	Nova Measuring Instruments	64,704	1,473,957
Photronics	154,371	1,494,311	Photronics	–	–	Photronics	–	–	Photronics	154,371	1,494,311
Rudolph Technologies	–	–	Rudolph Technologies	–	–	Rudolph Technologies	8,100	165,807	Rudolph Technologies	8,100	165,807
Silicon Motion Technology ADR	146,739	5,062,496	Silicon Motion Technology ADR	–	–	Silicon Motion Technology ADR	12,200	420,900	Silicon Motion Technology ADR	158,939	5,483,396
Ultra Clean Holdings	88,433	749,028	Ultra Clean Holdings	–	–	Ultra Clean Holdings	–	–	Ultra Clean Holdings	88,433	749,028
Versum Materials	121,099	3,356,864	Versum Materials	–	–	Versum Materials	–	–	Versum Materials	121,099	3,356,864
		98,147,192			8,757,606			4,229,768			111,134,566
SOFTWARE - 3.2%			SOFTWARE - 0.0%			SOFTWARE - 2.1%			SOFTWARE - 2.9%
ACI Worldwide	379,964	10,513,604	ACI Worldwide	–	–	ACI Worldwide	–	–	ACI Worldwide	379,964	10,513,604
Altair Engineering Cl. A	62,154	1,714,207	Altair Engineering Cl. A	–	–	Altair Engineering Cl. A	–	–	Altair Engineering Cl. A	62,154	1,714,207
Amber Road	119,809	986,028	Amber Road	–	–	Amber Road	–	–	Amber Road	119,809	986,028
Box Cl. A	180,531	3,047,363	Box Cl. A	–	–	Box Cl. A	–	–	Box Cl. A	180,531	3,047,363
Descartes Systems Group (The)	97,462	2,578,845	Descartes Systems Group (The)	–	–	Descartes Systems Group (The)	–	–	Descartes Systems Group (The)	97,462	2,578,845
Everbridge	50,744	2,880,230	Everbridge	–	–	Everbridge	–	–	Everbridge	50,744	2,880,230
Fair Isaac	48,464	9,062,768	Fair Isaac	–	–	Fair Isaac	–	–	Fair Isaac	48,464	9,062,768
Five9	76,116	3,327,792	Five9	–	–	Five9	–	–	Five9	76,116	3,327,792
j2 Global	63,369	4,396,541	j2 Global	–	–	j2 Global	16,724	1,160,311	j2 Global	80,093	5,556,852
Manhattan Associates	67,517	2,860,695	Manhattan Associates	–	–	Manhattan Associates	–	–	Manhattan Associates	67,517	2,860,695
QAD Cl. A	43,477	1,709,951	QAD Cl. A	–	–	QAD Cl. A	–	–	QAD Cl. A	43,477	1,709,951
Qualys	23,500	1,756,390	Qualys	–	–	Qualys	–	–	Qualys	23,500	1,756,390
TiVo	254,622	2,395,993	TiVo	–	–	TiVo	–	–	TiVo	254,622	2,395,993
Upland Software	89,179	2,423,885	Upland Software	–	–	Upland Software	–	–	Upland Software	89,179	2,423,885
Varonis Systems	4,727	250,058	Varonis Systems	–	–	Varonis Systems	–	–	Varonis Systems	4,727	250,058
		49,904,350			–			1,160,311			51,064,661
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 0.2%			TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 0.0%			TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 0.0%			TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 0.1%
Cray	123,702	2,670,726	Cray	–	–	Cray	–	–	Cray	123,702	2,670,726
Total (Cost $261,411,950)		331,209,444	Total (Cost $20,384,208)		18,749,067	Total (Cost $9,300,886)		9,771,212	Total (Cost $291,097,044)		359,729,723

MATERIALS – 9.4%			MATERIALS – 14.1%			MATERIALS – 3.7%			MATERIALS – 9.6%
CHEMICALS - 5.1%			CHEMICALS - 7.7%			CHEMICALS - 2.5%			CHEMICALS - 5.2%
Balchem Corporation	144,988	11,359,810	Balchem Corporation	–	–	Balchem Corporation	–	–	Balchem Corporation	144,988	11,359,810
Chase Corporation	33,780	3,379,689	Chase Corporation	–	–	Chase Corporation	–	–	Chase Corporation	33,780	3,379,689
FutureFuel Corporation	567,519	9,000,851	FutureFuel Corporation	–	–	FutureFuel Corporation	–	–	FutureFuel Corporation	567,519	9,000,851
Ingevity Corporation	83,197	6,962,757	Ingevity Corporation	–	–	Ingevity Corporation	–	–	Ingevity Corporation	83,197	6,962,757
Innospec	81,901	5,058,206	Innospec	32,000	1,976,320	Innospec	–	–	Innospec	113,901	7,034,526
Minerals Technologies	233,415	11,983,526	Minerals Technologies	76,846	3,945,274	Minerals Technologies	26,856	1,378,787	Minerals Technologies	337,117	17,307,587
NewMarket Corporation	–	–	NewMarket Corporation	4,780	1,969,790	NewMarket Corporation	–	–	NewMarket Corporation	4,780	1,969,790
Platform Specialty Products	907,638	9,375,900	Platform Specialty Products	–	–	Platform Specialty Products	–	–	Platform Specialty Products	907,638	9,375,900
Quaker Chemical	131,201	23,315,730	Quaker Chemical	–	–	Quaker Chemical	–	–	Quaker Chemical	131,201	23,315,730
Sensient Technologies	–	–	Sensient Technologies	31,342	1,750,451	Sensient Technologies	–	–	Sensient Technologies	31,342	1,750,451
Westlake Chemical	–	–	Westlake Chemical	36,350	2,405,279	Westlake Chemical	–	–	Westlake Chemical	36,350	2,405,279
		80,436,469			12,047,114			1,378,787			93,862,370
CONSTRUCTION MATERIALS - 0.1%			CONSTRUCTION MATERIALS - 0.0%			CONSTRUCTION MATERIALS - 0.0%			CONSTRUCTION MATERIALS - 0.1%
Imerys	40,000	1,923,943	Imerys	–	–	Imerys	–	–	Imerys	40,000	1,923,943
CONTAINERS & PACKAGING - 0.6%			CONTAINERS & PACKAGING - 0.9%			CONTAINERS & PACKAGING - 0.0%			CONTAINERS & PACKAGING - 0.6%
AptarGroup	99,439	9,354,227	AptarGroup	–	–	AptarGroup	–	–	AptarGroup	99,439	9,354,227
Packaging Corporation of America	–	–	Packaging Corporation of America	16,100	1,343,706	Packaging Corporation of America	–	–	Packaging Corporation of America	16,100	1,343,706
		9,354,227			1,343,706			–			10,697,933
METALS & MINING - 2.5%			METALS & MINING - 2.8%			METALS & MINING - 0.0%			METALS & MINING - 2.5%
Alamos Gold Cl. A	2,113,448	7,601,106	Alamos Gold Cl. A	–	–	Alamos Gold Cl. A	–	–	Alamos Gold Cl. A	2,113,448	7,601,106
Commercial Metals	39,034	625,325	Commercial Metals	–	–	Commercial Metals	–	–	Commercial Metals	39,034	625,325
Franco-Nevada Corporation	93,216	6,540,967	Franco-Nevada Corporation	–	–	Franco-Nevada Corporation	–	–	Franco-Nevada Corporation	93,216	6,540,967
Haynes International	37,643	993,775	Haynes International	–	–	Haynes International	–	–	Haynes International	37,643	993,775
Hecla Mining	151,513	357,571	Hecla Mining	–	–	Hecla Mining	–	–	Hecla Mining	151,513	357,571
IAMGOLD Corporation	800,000	2,944,000	IAMGOLD Corporation	–	–	IAMGOLD Corporation	–	–	IAMGOLD Corporation	800,000	2,944,000
Kaiser Aluminum	–	–	Kaiser Aluminum	17,560	1,567,933	Kaiser Aluminum	–	–	Kaiser Aluminum	17,560	1,567,933
Major Drilling Group International	913,761	3,078,890	Major Drilling Group International	–	–	Major Drilling Group International	–	–	Major Drilling Group International	913,761	3,078,890
Pretium Resources	89,701	760,211	Pretium Resources	–	–	Pretium Resources	–	–	Pretium Resources	89,701	760,211
Reliance Steel & Aluminum	141,198	10,049,061	Reliance Steel & Aluminum	39,655	2,822,246	Reliance Steel & Aluminum	–	–	Reliance Steel & Aluminum	180,853	12,871,307
Worthington Industries	198,086	6,901,316	Worthington Industries	–	–	Worthington Industries	–	–	Worthington Industries	198,086	6,901,316
		39,852,222			4,390,179			–			44,242,401
PAPER & FOREST PRODUCTS - 1.1%			PAPER & FOREST PRODUCTS - 2.7%			PAPER & FOREST PRODUCTS - 1.2%			PAPER & FOREST PRODUCTS - 1.2%
Stella-Jones	569,501	16,523,539	Stella-Jones	143,000	4,149,011	Stella-Jones	22,400	649,915	Stella-Jones	734,901	21,322,465
Total (Cost $98,074,631)		148,090,400	Total (Cost $23,903,779)		21,930,010	Total (Cost $2,114,802)		2,028,702	Total (Cost $124,093,212)		172,049,112

REAL ESTATE – 3.3%			REAL ESTATE – 2.9%			REAL ESTATE – 5.3%			REAL ESTATE – 3.4%
REAL ESTATE MANAGEMENT & DEVELOPMENT - 3.3%			REAL ESTATE MANAGEMENT & DEVELOPMENT - 2.9%			REAL ESTATE MANAGEMENT & DEVELOPMENT - 5.3%			REAL ESTATE MANAGEMENT & DEVELOPMENT - 3.4%
FRP Holdings	322,003	14,815,358	FRP Holdings	–	–	FRP Holdings	–	–	FRP Holdings	322,003	14,815,358
Jones Lang LaSalle	–	–	Jones Lang LaSalle	10,209	1,292,459	Jones Lang LaSalle	–	–	Jones Lang LaSalle	10,209	1,292,459
Kennedy-Wilson Holdings	543,368	9,872,996	Kennedy-Wilson Holdings	123,400	2,242,178	Kennedy-Wilson Holdings	66,100	1,201,037	Kennedy-Wilson Holdings	732,868	13,316,211
Marcus & Millichap	432,786	14,857,543	Marcus & Millichap	30,000	1,029,900	Marcus & Millichap	50,110	1,720,276	Marcus & Millichap	512,896	17,607,719
St. Joe Company (The)	248,863	3,277,526	St. Joe Company (The)	–	–	St. Joe Company (The)	–	–	St. Joe Company (The)	248,863	3,277,526
Tejon Ranch	598,465	9,922,550	Tejon Ranch	–	–	Tejon Ranch	–	–	Tejon Ranch	598,465	9,922,550
Total (Cost $49,470,265)		52,745,973	Total (Cost $4,489,900)		4,564,537	Total (Cost $2,358,285)		2,921,313	Total (Cost $56,318,450)		60,231,823

Royce Pennsylvania Mutual Fund			Royce Small/Mid-Cap Premier Fund			Royce Small-Cap Leaders Fund			Royce Proforma Pennsylvania Mutual Fund
	SHARES	VALUE		SHARES	VALUE		SHARES	VALUE		SHARES	VALUE
UTILITIES – 0.0%			UTILITIES – 2.4%			UTILITIES – 0.0%			UTILITIES – 0.2%
GAS UTILITIES - 0.0%			GAS UTILITIES - 2.4%			GAS UTILITIES - 0.0%			GAS UTILITIES - 0.2%
UGI Corporation	–	–	UGI Corporation	70,000	3,734,500	UGI Corporation	–	–	UGI Corporation	70,000	3,734,500
Total (Cost $–)		–	Total (Cost $2,411,237)		3,734,500	Total (Cost $–)		–	Total (Cost $2,411,237)		3,734,500

TOTAL COMMON STOCKS			TOTAL COMMON STOCKS			TOTAL COMMON STOCKS			TOTAL COMMON STOCKS
(Cost $1,188,735,717)		1,560,734,247	(Cost $143,878,463)		141,570,581	(Cost $46,119,827)		51,137,348	(Cost $1,378,734,007)		1,753,442,176

REPURCHASE AGREEMENTS – 0.0%			REPURCHASE AGREEMENTS – 8.9%			REPURCHASE AGREEMENTS – 8.2%			REPURCHASE AGREEMENTS – 1.0%
(Cost $–)		–	(Cost $13,754,000)		13,754,000	(Cost $4,528,000)		4,528,000	(Cost $18,282,000)		18,282,000

COLLATERAL RECEIVED FOR SECURITIES LOANED – 0.7%			COLLATERAL RECEIVED FOR SECURITIES LOANED – 0.0%			COLLATERAL RECEIVED FOR SECURITIES LOANED – 0.0%			COLLATERAL RECEIVED FOR SECURITIES LOANED – 0.6%
Money Market Funds			Money Market Funds			Money Market Funds			Money Market Funds
Federated Government Obligations Fund (7 day yield-2.2268%)			Federated Government Obligations Fund (7 day yield-2.2268%)			Federated Government Obligations Fund (7 day yield-2.2268%)			Federated Government Obligations Fund (7 day yield-2.2268%)
(Cost $11,147,862)		11,147,862	(Cost $–)		–	(Cost $–)		–	(Cost $11,147,862)		11,147,862

TOTAL INVESTMENTS – 99.5%			TOTAL INVESTMENTS – 100.1%			TOTAL INVESTMENTS – 100.8%			TOTAL INVESTMENTS – 99.6%

(Cost $1,199,883,579)		1,571,882,109	(Cost $157,632,463)		155,324,581	(Cost $50,647,827)		55,665,348	(Cost $1,408,163,869)		1,782,872,038

CASH AND OTHER ASSETS LESS LIABILITIES – 0.5%		7,202,053	LIABILITIES LESS CASH AND OTHER ASSETS – (0.1)%		(164,108)	LIABILITIES LESS CASH AND OTHER ASSETS – (0.8)%		(429,455)	CASH AND OTHER ASSETS LESS LIABILITIES – 0.4%		6,608,490

NET ASSETS – 100.0%		$ 1,579,084,162	NET ASSETS – 100.0%		$ 155,160,473	NET ASSETS – 100.0%		$ 55,235,893	NET ASSETS – 100.0%		$ 1,789,480,528

Pro Forma Condensed Combined Statement of Assets and Liabilities Relating to
the Small-Cap Leaders and Small/Mid-Cap Premier Reorganizations
as of December 31, 2018 (Unaudited)

Pro Forma Condensed Combined Statement of Assets and Liabilities for Royce Pennsylvania Mutual Fund and Royce Small-Cap Leaders Fund and Royce Small/Mid-Cap Premier Fund as of December 31, 2018

	Royce Pennsylvania Mutual Fund	Royce Small-Cap Leaders Fund	Royce Small/Mid-Cap Premier Fund	Adjustments[1]		Pro Forma Royce Pennsylvania Mutual Fund Combined
ASSETS:
Investments at value (including collateral on loaned securities)[2]	$1,571,882,109	$51,137,348	$141,570,581	$-		$1,764,590,038
Repurchase agreements (at cost and value)	-	4,528,000	13,754,000	-		18,282,000
Cash and foreign currency	-	8,755	791	-		9,546
Receivable for investments sold	35,664,664	100,603	317,942	-		36,083,209
Receivable for capital shares sold	3,748,303	256,382	17,156	-		4,021,841
Receivable for dividends and interest	1,677,332	52,286	160,812	-		1,890,430
Receivable for securities lending income	11,710	61	-	-		11,771
Prepaid expenses and other assets	2,866,330	243	1,135	-		2,867,708
Total Assets	1,615,850,448	56,083,678	155,822,417	-		1,827,756,543
LIABILITIES:
Payable for collateral on loaned securities	11,147,862	-	-	-		11,147,862
Payable to custodian for cash and foreign currency overdrawn	8,606,852	-	-	-		8,606,852
Payable for investments purchased	765,641	131,165	240,641	-		1,137,447
Payable for capital shares redeemed	14,174,992	566,309	204,386	-		14,945,687
Payable for investment advisory fees	1,091,736	48,088	114,994	-		1,254,818
Payable for trustees’ fees	72,466	3,088	6,828			82,382
Accrued expenses	906,737	99,135	95,095	-		1,100,967
Total Liabilities	36,766,286	847,785	661,944	-		38,276,015
Net Assets	$1,579,084,162	$55,235,893	155,160,473	$-		$1,789,480,528
ANALYSIS OF NET ASSETS:
Paid-in capital	$1,185,801,399	$50,224,482	$157,408,146	$-		$1,393,434,027
Total distributable earnings (loss)	393,282,763	5,011,411	(2,247,673)	-		396,046,501
Net Assets	$1,579,084,162	$55,235,893	$155,160,473	$-		$1,789,480,528
Investment Class	$1,203,966,585	$28,041,820	$64,376,412	$-		1,296,384,817
Service Class	32,191,197	27,194,073	84,555,180	-		143,940,450
Consultant Class	249,004,314		6,228,881	-		255,233,195
Institutional Class	83,908,171			-		83,908,171
R Class	10,013,895			-		10,013,895
SHARES OUTSTANDING (unlimited number of $.001 par value):
Investment Class	155,276,838	5,946,340	5,989,658	11,924,933	[1]	167,201,771
Service Class	4,144,325	5,828,474	7,896,265	14,382,143	[1]	18,526,468
Consultant Class	40,285,369		828,659	1,007,910	[1]	41,293,279
Institutional Class	10,787,665			-		10,787,665
R Class	1,372,678			-		1,372,678
NET ASSET VALUES (Net Assets ÷ Shares Outstanding):
Investment Class[3]	$7.75	$4.72	$10.75	-		$7.75
Service Class[3]	7.77	4.67	10.71	-		7.77
Consultant Class[4]	6.18		7.52	-		6.18
Institutional Class[5]	7.78			-		7.78
R Class[5]	7.30			-		7.30
Investments at identified cost	$1,199,883,579	$46,119,827	$143,878,463	$-		$1,389,881,869
Market value of loaned securities[6]	31,228,766	444,361				31,673,127

[1]	Reflects the change in shares of Royce Pennsylvania Mutual Fund after giving effect to the distribution of shares of Royce Pennsylvania Mutual Fund to Royce Small-Cap Leaders Fund and Royce Small/Mid-Cap Premier Fund shareholders as if the Reorganization had taken place on December 31, 2018
[2]	See Notes to Financial Statements for information on non-cash collateral on loaned securities.
[3]	Offering and redemption price per share; shares held less than 30 days may be subject to a 1% redemption fee, payable to the Fund.
[4]	Offering and redemption price per share; shares held less than 365 days may be subject to a 1% contingent deferred sales charge, payable to Royce Fund Services, LLC.
[5]	Offering and redemption price per share.
[6]	Market value of loaned securities backed by non-cash collateral is as of prior business day.

Pro Forma Condensed Combined Statement of Operations Relating to
the Small-Cap Leaders and Small/Mid-Cap Premier Reorganizations
as of December 31, 2018 (Unaudited)

Pro Forma Condensed Combined Statement of Operations for Royce Pennsylvania Mutual Fund and Royce Small-Cap Leaders Fund and Royce Small/Mid-Cap Premier Fund as of December 31, 2018

INVESTMENT INCOME:	Royce Pennsylvania Mutual Fund	Royce Small-Cap Leaders Fund	Royce Small/Mid-Cap Premier Fund	Adjustments[1]	Pro Forma Royce Pennsylvania Mutual Fund Combined
INCOME:
Dividends
Non-Affiliated Companies	$24,581,018	$1,119,815	$2,097,244	$-	$27,798,077
Affiliated Companies	195,483				195,483
Foreign withholding tax	(510,433)	(35,959)	(6,185)		(552,577)
Interest	454,825	23,178	81,474	-	559,477
Securities lending	614,664	22,557	78	-	637,299
Total income	25,335,557	1,129,591	2,172,611	-	28,637,759
EXPENSES:
Investment advisory fees	15,435,767	775,395	1,622,445	(356,156)	17,477,451
Distribution fees	3,572,101	91,548	352,264	-	4,015,913
Shareholder servicing	1,663,556	96,314	121,133	(50,880)	1,830,123
Administrative and office facilities	627,420	31,548	66,695	-	725,663
Registration	80,023	33,599	42,623	(66,035)	90,210
Custody	202,428	21,301	25,234	(14,600)	234,363
Audit	50,331	27,908	37,571	(65,208)	50,602
Shareholder reports	343,820	24,632	58,616	-	427,068
Trustees’ fees	261,106	10,226	25,035	-	296,367
Legal	64,480	2,478	6,002	-	72,960
Other expenses	132,011	6,769	15,339	(2,550)	151,569
Total expenses	22,433,043	1,121,718	2,372,957	(555,429)	25,372,289
Compensating balance credits	(36,699)	(1,463)	(6,277)	-	(44,439)
Fees waived by distributor	-	(1,825)	(146,097)	147,922	-
Expenses reimbursed by investment adviser	(1,418)	(64,890)	(17,797)	72,763	(11,342)
Net expenses	22,394,926	1,053,540	2,202,786	(334,744)	25,316,508
Net investment income (loss)	2,940,631	76,051	(30,175)	334,744	3,321,251
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
NET REALIZED GAIN (LOSS):
Investments in Non-Affiliated Companies	299,645,876	7,451,138	24,820,101	-	331,917,115
Investments in Affiliated Companies	1,101,984	-	-		1,101,984
Foreign currency transactions	(14,653)	(5,013)	(2,629)	-	(22,295)
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION):
Investments in Non-Affiliated Companies	(471,384,762)	(15,563,033)	(53,745,945)		(540,693,740)
Investments in Affiliated Companies	(4,976,463)	-	-	-	(4,976,463)
Other assets and liabilities denominated in foreign currency	(3,419)	(248)	100	-	(3,567)
Net realized and unrealized gain (loss) on investments and foreign currency	(175,631,437)	(8,117,156)	(28,928,373)	-	(212,676,966)
NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$(172,690,806)	$(8,041,105)	(28,958,548)	$334,744	$(209,355,715)

[1] Decrease due to the elimination of duplicate expenses achieved by merging the funds.

Notes to Pro Forma Combined Financial Statements Relating to
the Small-Cap Leaders and Small/Mid-Cap Premier Reorganizations
as of December 31, 2018 (Unaudited)

NOTE 1 — Basis of Combination:

At a meeting held on December 13, 2018, the Board approved the Trust entering into the Plan on behalf of Pennsylvania Mutual and each Target Fund along with the Small-Cap Leaders and Small/Mid-Cap Premier Reorganizations. The Plan provides for the transfer of all of the assets of each Target Fund to Pennsylvania Mutual in exchange for Pennsylvania Mutual’s assumption of all of the liabilities of that Target Fund and Pennsylvania Mutual’s issuance of shares of beneficial interest of Pennsylvania Mutual (the “Pennsylvania Mutual Shares”) to that Target Fund. The Pennsylvania Mutual Shares received by a Target Fund in the relevant Reorganization will have an aggregate net asset value that is equal to the aggregate net asset value of the shares of such Target Fund that are outstanding immediately prior to such Reorganization. The Plan also provides for the distribution by the Target Fund, on a pro rata basis, of the Pennsylvania Mutual Shares to its shareholders in complete liquidation of that Target Fund. Target Fund shareholders would receive the same class of Pennsylvania Mutual Shares as they held in the Target Fund immediately prior to the relevant Reorganization.

Each of the Small-Cap Leaders Reorganization and the Small/Mid-Cap Premier Reorganization will be accounted for as a tax-free merger of investments companies. The unaudited pro forma condensed combined schedule of investments and the unaudited pro forma condensed combined statement of assets and liabilities reflect the financial position of Small-Cap Leaders, Small/Mid-Cap Premier, and Pennsylvania Mutual at December 31, 2018 as if the Small-Cap Leaders and Small/Mid-Cap Premier Reorganizations had occurred on that date. The unaudited pro forma condensed combined statement of operations reflects the results of operations of Small-Cap Leaders, Small/Mid-Cap Premier, and Pennsylvania Mutual for the twelve-month period ended December 31, 2018 as if the Small-Cap Leaders and Small/Mid-Cap Premier Reorganizations had occurred on January 1, 2018. These statements have been derived from the books and records of Small-Cap Leaders, Small/Mid-Cap Premier, and Pennsylvania Mutual utilized in calculating daily net asset values at the dates indicated above in conformity with the accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates. Completion of the Small-Cap Leaders and Small/Mid-Cap Premier Reorganizations as of December 31, 2018 would not have caused Pennsylvania Mutual to violate any of its portfolio-level compliance tests. The historical cost of the investment securities of each of these Target Funds will be carried forward to the Combined Fund. The fiscal year end for each of Small-Cap Leaders, Small/Mid-Cap Premier, and Pennsylvania Mutual is December 31.

The accompanying pro forma condensed combined financial statements should be read in conjunction with the historical financial statements of Small-Cap Leaders, Small/Mid-Cap Premier, and Pennsylvania Mutual included in, and incorporated by reference into, the SAI. Such pro forma condensed combined financial statements are presented for information purposes only and may not necessarily be representative of what the actual combined financial statements would have been had the Small-Cap Leaders and Small/Mid-Cap Premier Reorganizations occurred on December 31, 2018 or January 1, 2018, as applicable. Following the completion of the Small-Cap Leaders and Small/Mid-Cap Premier Reorganizations, Pennsylvania Mutual will be the legal and accounting survivor.

Fees and expenses resulting from the Small-Cap Leaders and Small/Mid-Cap Premier Reorganizations, including, without limitation, proxy solicitation costs and legal and audit fees, will be allocated among, and paid by, these Funds as follows: Small-Cap Leaders (45%), Small/Mid-Cap Premier (45%), and Pennsylvania Mutual (10%). The aggregate fees and expenses in respect of the Reorganizations are estimated to range from approximately $145,375 to $154,875. Any brokerage or other trading costs incurred by any of Small-Cap Leaders, Small/Mid-Cap Premier, or Pennsylvania Mutual in connection with buying or selling portfolio securities prior to the relevant Reorganization will be borne by the relevant Fund and its shareholders. Any brokerage or other trading costs incurred in connection with buying or selling portfolio securities after a Reorganization will be borne by the Combined Fund and its shareholders.

NOTE 2 — Pennsylvania Mutual and Small/Mid-Cap Premier Valuation:

Securities are valued as of the close of trading on the New York Stock Exchange (the “NYSE”) (generally 4:00 p.m. Eastern time) on the valuation date. Securities that trade on an exchange, and securities traded on Nasdaq’s Electronic Bulletin Board, are valued at their last reported sales price or Nasdaq official closing price taken from the primary market in which each security trades or, if no sale is reported for such day, at their highest bid price. Other over-the-counter securities for which market quotations are readily available are valued at their highest bid price, except in the case of some bonds and other fixed income securities which may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services. Each of Small-Cap Leaders, Small/Mid-Cap Premier, and Pennsylvania Mutual values its non-U.S. dollar denominated securities in U.S. dollars daily at the prevailing foreign currency exchange rates as quoted by a major bank. Securities for which market quotations are not readily available are valued at their fair value in accordance with the provisions of the 1940 Act, under procedures approved by the Board, and are reported as Level 3 securities. As a general principle, the fair value of a security is the amount which the relevant Fund might reasonably expect to receive for the security upon its current sale. However, in light of the judgment involved in fair valuations, no assurance can be given that a fair value assigned to a particular security will be the amount which the relevant Fund might be able to receive upon its current sale. In addition, if, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, a Fund may fair value the security. Each of Small-Cap Leaders, Small/Mid-Cap Premier, and Pennsylvania Mutual uses an independent pricing service to provide fair value estimates for relevant non-U.S. equity securities on days when the market volatility exceeds a certain threshold. This pricing service uses proprietary correlations it has developed between the movement of prices of non-U.S. equity securities and indices of U.S.-traded securities, futures contracts and other indications to estimate the fair value of relevant non-U.S. securities. When fair value pricing is employed, the prices of securities used by a Fund may differ from quoted or published prices for the same security. Investments in money market funds are valued at net asset value per share.

Various inputs are used in determining the value of the investments of Small-Cap Leaders, Small/Mid-Cap Premier, and Pennsylvania Mutual, as noted above. These inputs are summarized in the three broad levels below:

Level 1	–	quoted prices in active markets for identical securities.
Level 2	–	other significant observable inputs (including quoted prices for similar securities, foreign securities that may be fair valued and repurchase agreements). The table below includes all Level 2 securities. Level 2 securities with values based on quoted prices for similar securities are noted in the Schedules of Investments.
Level 3	–	significant unobservable inputs (including last trade price before trading was suspended, or at a discount thereto for lack of marketability or otherwise, market price information regarding other securities, information received from the company and/or published documents, including SEC filings and financial statements, or other publicly available information).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the investments of Small-Cap Leaders, Small/Mid-Cap Premier, and Pennsylvania Mutual as of December 31, 2018. For a detailed breakout of common stocks by sector classification please refer to the pro Forma Condensed Combined Schedule of Investments Relating to the Small-Cap Leaders and Small/Mid-Cap Premier Reorganizations.

	Level 1	Level 2	Level 3	Total
Royce Small-Cap Leaders Fund
Common Stocks	$51,137,348	–	–	$51,137,348
Repurchase Agreement	–	$4,528,000	–	4,528,000

Royce Small/Mid-Cap Premier Fund
Common Stocks	141,570,581	–	–	141,570,581
Repurchase Agreement	–	13,754,000	–	13,754,000

Royce Pennsylvania Mutual Fund
Common Stocks	1,560,734,247	–	–	1,560,734,247
Money Market Fund/Collateral Received for Securities Loaned	11,147,862	–	–	11,147,862

Certain securities have transferred in and out of Level 1 and Level 2 measurements during the reporting period. This is generally due to whether fair value factors have been applied. Each of Small-Cap Leaders, Small/Mid-Cap Premier, and Pennsylvania Mutual recognizes transfers between levels as of the end of the reporting period. At December 31, 2018, Small-Cap Leaders, Small/Mid-Cap Premier, and Pennsylvania Mutual had securities transfer from Level 2 to Level 1 within the fair value hierarchy of $713,588, $209,517, and $30,306,386, respectively.

NOTE 3 — Securities Lending:

Each of Small-Cap Leaders, Small/Mid-Cap Premier and Pennsylvania Mutual loans securities through a lending agent to qualified institutional investors for the purpose of realizing additional income. Collateral for the Funds on all securities loaned is accepted in cash and cash equivalents, which are invested temporarily by the custodian, as well as non-cash collateral, which includes short and long-term U.S. Treasuries. The collateral maintained is at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. The Funds retain the risk of any loss on the securities on loan as well as incurring the potential loss on investments purchased with cash collateral received for securities lending. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. If the borrower fails to return loaned securities, and cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities and provided such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Funds or, at the option of the lending agent, to replace the securities. In the event of the bankruptcy of the borrower, the Funds could experience delay in recovering the loaned securities or only recover cash or a security of equivalent value. Loans of securities generally do not have stated maturity dates, and the Funds may recall a security at any time. The Funds’ securities lending income consists of the income earned on investing cash collateral, plus any premium payments received for lending certain securities, less any rebates paid to borrowers and lending agent fees associated with the loan. The lending agent is not affiliated with Royce. The following table presents cash collateral and the market value of securities on loan collateralized by cash collateral held by these Funds at December 31, 2018:

Fund	Cash Collateral[1]	Securities On Loan Collateralized By Cash Collateral	Net Amount
Pennsylvania Mutual	$11,147,862	($10,916,937)	$230,925

[1]Absent an event of default, assets and liabilities are presented gross and not offset in the pro Forma Condensed Combined Statement of Assets and Liabilities Relating to the Small-Cap Leaders and Small/Mid-Cap Premier Reorganizations. The remaining contractual maturity of cash collateral is overnight and continuous.

The following table presents non-cash collateral and the market value of securities on loan collateralized by non-cash collateral held by the custodian for Small-Cap Leaders, Small/Mid-Cap Premier and Pennsylvania Mutual at December 31, 2018:

Fund	Non-Cash Collateral	Securities On Loan Collateralized By Non-Cash Collateral	Net Amount
Pennsylvania Mutual	22,903,585	(20,311,829)	2,591,756
Small-Cap Leaders	453,376	(444,361)	9,015

NOTE 4 — Capital Shares:

As of December 31, 2018, Small-Cap Leaders only had Investment Class and Service Class shares outstanding while Small/Mid-Cap Premier only had Investment Class, Service Class, and Consultant Class shares outstanding. As of December 31, 2018, Pennsylvania Mutual had Investment Class, Service Class, Institutional Class, Consultant Class, and R Class shares outstanding. No Consultant Class, Institutional Class, or R Class shares of Pennsylvania Mutual will be issued or distributed to Small-Cap Leaders shareholders in connection with the Small-Cap Leaders Reorganization. No Institutional Class or R Class shares of Pennsylvania Mutual will be issued or distributed to Small/Mid-Cap Premier shareholders in connection with the Small/Mid-Cap Premier Reorganization.

The pro forma net asset value per share assumes the issuance of Investment Class and Service Class shares of Pennsylvania Mutual that would have been issued at December 31, 2018 in connection with the proposed Small-Cap Leaders and Small/Mid-Cap Premier Reorganizations. The pro forma net asset value per share also assumes the issuance of Consultant Class shares of Pennsylvania Mutual that would have been issued at December 31, 2018 in connection with the proposed Small/Mid-Cap Premier Reorganization. The number of full and fractional shares of each Class of Pennsylvania Mutual assumed to be issued in connection with the proposed Small-Cap Leaders and Small/Mid-Cap Premier Reorganizations is determined by dividing: (i) the aggregate value of the assets of the relevant Target Fund that are transferred to Pennsylvania Mutual, net of all of the liabilities of that Target Fund that are assumed by Pennsylvania Mutual, by (ii) the net asset value of one share of the relevant Class of Pennsylvania Mutual.

The pro forma number of Investment Class, Service Class, and Consultant Class shares outstanding for Pennsylvania Mutual consists of the following at December 31, 2018.

Class of Shares of Pennsylvania Mutual	Shares of Pennsylvania Mutual: Before Both Reorganizations	Additional Shares of Pennsylvania Mutual Assumed Issued in Both Reorganizations	Total Outstanding Shares of Pennsylvania Mutual: After Both Reorganizations
Investment	155,276,838	11,924,933	167,201,771
Service	4,144,325	14,382,143	18,526,468
Consultant	40,285,369	1,007,910	41,293,279

NOTE 5 — Pro Forma Operating Expenses:

The accompanying pro forma condensed combined statement of operations for the twelve-month period ended December 31, 2018, as adjusted, giving effect to the Small-Cap Leaders and Small/Mid-Cap Premier Reorganizations reflects changes in expenses of Pennsylvania Mutual as if both such Reorganizations were consummated on January 1, 2018.

NOTE 6 — Federal Income Taxes:

Each of Small-Cap Leaders, Small/Mid-Cap Premier, and Pennsylvania Mutual has elected to be taxed as a “regulated investment company” under the Code. If the Small-Cap Leaders and Small/Mid-Cap Premier Reorganizations are consummated, unless it determines such qualification is no longer in the best interest of shareholders, Pennsylvania Mutual will seek to continue to qualify as a regulated investment company by complying with the provisions applicable to certain investment companies, as defined in applicable sections of the

Code, and to make distributions of taxable income sufficient to relieve it from all, or substantially all, Federal income taxes. In addition, each of these Target Funds will make any required income or capital gain distributions prior to consummation of the relevant Reorganization, in accordance with provisions of the Code relating to tax-free reorganizations of investment companies.

As of the date of this Statement of Additional Information, neither of these Target Funds expects to have any capital loss carryovers to offset any such gains. As a result of the net unrealized appreciation in Pennsylvania Mutual’s assets as set forth in the Annual Report, it is expected that for a period of years after the Small-Cap Leaders and Small/Mid-Cap Premier Reorganizations, the Combined Fund’s sale of appreciated portfolio securities likely will result in greater taxable capital gain distributions to a former shareholder of either Target Fund than such shareholder might otherwise have received in the absence of such Reorganizations.

Pro Forma Condensed Combined Schedule of Investments Relating to
Low-Priced Stock Reorganization as of December 31, 2018 (Unaudited)

Royce Micro-Cap Fund			Royce Low-Priced Stock Fund			Proforma Royce Micro Cap Fund
Common Stocks – 97.4%			Common Stocks – 96.1%			Common Stocks – 96.7%
	SHARES	VALUE		SHARES	VALUE		SHARES	VALUE
COMMUNICATION SERVICES – 1.9%			COMMUNICATION SERVICES – 2.9%			COMMUNICATION SERVICES – 2.5%
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.7%			DIVERSIFIED TELECOMMUNICATION SERVICES - 0.9%			DIVERSIFIED TELECOMMUNICATION SERVICES - 0.8%
ORBCOMM	115,300	952,378	ORBCOMM	214,500	1,771,770	ORBCOMM	329,800	2,724,148
INTERACTIVE MEDIA & SERVICES - 1.1%			INTERACTIVE MEDIA & SERVICES - 1.2%			INTERACTIVE MEDIA & SERVICES - 1.1%
QuinStreet	97,804	1,587,359	QuinStreet	143,742	2,332,933	QuinStreet	241,546	3,920,292
MEDIA - 0.1%			MEDIA - 0.8%			MEDIA - 0.6%
ITE Group	–	–	ITE Group	1,511,999	1,223,768	ITE Group	1,511,999	1,223,768
Marchex Cl. B	80,300	212,795	Marchex Cl. B	174,000	461,100	Marchex Cl. B	254,300	673,895
		212,795			1,684,868			1,897,663
Total (Cost $1,327,440)		2,752,532	Total (Cost $4,397,470)		5,789,571	Total (Cost $5,724,910)		8,542,103

CONSUMER DISCRETIONARY – 13.8%			CONSUMER DISCRETIONARY – 15.8%			CONSUMER DISCRETIONARY – 15.0%
AUTO COMPONENTS - 2.9%			AUTO COMPONENTS - 3.8%			AUTO COMPONENTS - 3.4%
Fox Factory Holding	17,000	1,000,790	Fox Factory Holding	33,800	1,989,806	Fox Factory Holding	50,800	2,990,596
Modine Manufacturing	–	–	Modine Manufacturing	183,900	1,987,959	Modine Manufacturing	183,900	1,987,959
Standard Motor Products	19,000	920,170	Standard Motor Products	–	–	Standard Motor Products	19,000	920,170
Stoneridge	63,700	1,570,205	Stoneridge	114,900	2,832,285	Stoneridge	178,600	4,402,490
Unique Fabricating	157,200	663,384	Unique Fabricating	209,041	882,153	Unique Fabricating	366,241	1,545,537
		4,154,549			7,692,203			11,846,752
HOTELS, RESTAURANTS & LEISURE - 2.7%			HOTELS, RESTAURANTS & LEISURE - 4.1%			HOTELS, RESTAURANTS & LEISURE - 3.5%
Century Casinos	109,600	809,944	Century Casinos	393,300	2,906,487	Century Casinos	502,900	3,716,431
Del Taco Restaurants	105,100	1,049,949	Del Taco Restaurants	166,200	1,660,338	Del Taco Restaurants	271,300	2,710,287
Lindblad Expeditions Holdings	62,500	841,250	Lindblad Expeditions Holdings	114,000	1,534,440	Lindblad Expeditions Holdings	176,500	2,375,690
Red Lion Hotels	147,100	1,206,220	Red Lion Hotels	257,400	2,110,680	Red Lion Hotels	404,500	3,316,900
		3,907,363			8,211,945			12,119,308
HOUSEHOLD DURABLES - 1.4%			HOUSEHOLD DURABLES - 0.7%			HOUSEHOLD DURABLES - 1.0%
Cavco Industries	5,210	679,280	Cavco Industries	–	–	Cavco Industries	5,210	679,280
Lovesac Company	57,000	1,307,580	Lovesac Company	65,500	1,502,570	Lovesac Company	122,500	2,810,150
		1,986,860			1,502,570			3,489,430
INTERNET & DIRECT MARKETING RETAIL - 0.7%			INTERNET & DIRECT MARKETING RETAIL - 0.8%			INTERNET & DIRECT MARKETING RETAIL - 0.7%
Gaia Cl. A	90,500	937,580	Gaia Cl. A	157,900	1,635,844	Gaia Cl. A	248,400	2,573,424
LEISURE PRODUCTS - 1.4%			LEISURE PRODUCTS - 1.7%			LEISURE PRODUCTS - 1.6%
MasterCraft Boat Holdings	47,000	878,900	MasterCraft Boat Holdings	71,900	1,344,530	MasterCraft Boat Holdings	118,900	2,223,430
Nautilus	106,100	1,156,490	Nautilus	182,313	1,987,212	Nautilus	288,413	3,143,702
		2,035,390			3,331,742			5,367,132
SPECIALTY RETAIL - 3.6%			SPECIALTY RETAIL - 4.1%			SPECIALTY RETAIL - 4.0%
Buckle (The)	–	–	Buckle (The)	95,975	1,856,156	Buckle (The)	95,975	1,856,156
Build-A-Bear Workshop	99,100	391,445	Build-A-Bear Workshop	116,000	458,200	Build-A-Bear Workshop	215,100	849,645
Citi Trends	48,724	993,482	Citi Trends	–	–	Citi Trends	48,724	993,482
DSW Cl. A	–	–	DSW Cl. A	85,400	2,109,380	DSW Cl. A	85,400	2,109,380
Haverty Furniture	66,200	1,243,236	Haverty Furniture	–	–	Haverty Furniture	66,200	1,243,236
Kirkland's	116,700	1,112,151	Kirkland's	180,900	1,723,977	Kirkland's	297,600	2,836,128
Shoe Carnival	40,711	1,364,226	Shoe Carnival	63,100	2,114,481	Shoe Carnival	103,811	3,478,707
		5,104,540			8,262,194			13,366,734
TEXTILES, APPAREL & LUXURY GOODS - 1.1%			TEXTILES, APPAREL & LUXURY GOODS - 0.6%			TEXTILES, APPAREL & LUXURY GOODS - 0.8%
Culp	31,474	594,858	Culp	–	–	Culp	31,474	594,858
Vera Bradley	105,300	902,421	Vera Bradley	147,200	1,261,504	Vera Bradley	252,500	2,163,925
		1,497,279			1,261,504			2,758,783
Total (Cost $18,597,494)		19,623,561	Total (Cost $32,243,947)		31,898,002	Total (Cost $50,841,441)		51,521,563

CONSUMER STAPLES – 2.5%			CONSUMER STAPLES – 2.5%			CONSUMER STAPLES – 2.5%
BEVERAGES - 0.7%			BEVERAGES - 0.8%			BEVERAGES - 0.8%
Primo Water	70,600	989,106	Primo Water	124,500	1,744,245	Primo Water	195,100	2,733,351
FOOD PRODUCTS - 1.8%			FOOD PRODUCTS - 1.7%			FOOD PRODUCTS - 1.7%
Farmer Bros.	47,600	1,110,508	Farmer Bros.	54,739	1,277,061	Farmer Bros.	102,339	2,387,569
John B. Sanfilippo & Son	18,000	1,001,880	John B. Sanfilippo & Son	–	–	John B. Sanfilippo & Son	18,000	1,001,880
Landec Corporation	35,800	423,872	Landec Corporation	178,800	2,116,992	Landec Corporation	214,600	2,540,864
		2,536,260			3,394,053			5,930,313
Total (Cost $3,666,176)		3,525,366	Total (Cost $5,766,779)		5,138,298	Total (Cost $9,432,955)		8,663,664

ENERGY – 4.3%			ENERGY – 6.0%			ENERGY – 5.3%
ENERGY EQUIPMENT & SERVICES - 3.8%			ENERGY EQUIPMENT & SERVICES - 5.6%			ENERGY EQUIPMENT & SERVICES - 4.8%
Gulf Island Fabrication	96,518	696,860	Gulf Island Fabrication	154,700	1,116,934	Gulf Island Fabrication	251,218	1,813,794
Independence Contract Drilling	305,386	952,804	Independence Contract Drilling	–	–	Independence Contract Drilling	305,386	952,804
Mammoth Energy Services	–	–	Mammoth Energy Services	49,800	895,404	Mammoth Energy Services	49,800	895,404
Natural Gas Services Group	60,087	987,830	Natural Gas Services Group	85,000	1,397,400	Natural Gas Services Group	145,087	2,385,230
Newpark Resources	165,600	1,137,672	Newpark Resources	276,800	1,901,616	Newpark Resources	442,400	3,039,288
Pason Systems	–	–	Pason Systems	70,250	941,161	Pason Systems	70,250	941,161
Profire Energy	485,812	704,428	Profire Energy	703,100	1,019,495	Profire Energy	1,188,912	1,723,923
TGS-NOPEC Geophysical	–	–	TGS-NOPEC Geophysical	52,000	1,255,722	TGS-NOPEC Geophysical	52,000	1,255,722
Total Energy Services	131,900	943,937	Total Energy Services	215,500	1,542,217	Total Energy Services	347,400	2,486,154
Unit Corporation	–	–	Unit Corporation	82,400	1,176,672	Unit Corporation	82,400	1,176,672
		5,423,531			11,246,621			16,670,152
OIL, GAS & CONSUMABLE FUELS - 0.5%			OIL, GAS & CONSUMABLE FUELS - 0.4%			OIL, GAS & CONSUMABLE FUELS - 0.5%
Ardmore Shipping	140,175	654,617	Ardmore Shipping	194,600	908,782	Ardmore Shipping	334,775	1,563,399
Total (Cost $6,713,250)		6,078,148	Total (Cost $12,557,938)		12,155,403	Total (Cost $19,271,188)		18,233,551

FINANCIALS – 14.3%			FINANCIALS – 10.5%			FINANCIALS – 12.0%
BANKS - 7.4%			BANKS - 4.5%			BANKS - 5.6%
Allegiance Bancshares	29,700	961,389	Allegiance Bancshares	45,200	1,463,124	Allegiance Bancshares	74,900	2,424,513
BayCom Corporation	35,000	808,150	BayCom Corporation	15,100	348,659	BayCom Corporation	50,100	1,156,809
Brookline Bancorp	61,100	844,402	Brookline Bancorp	122,400	1,691,568	Brookline Bancorp	183,500	2,535,970
Caribbean Investment Holdings	1,858,138	402,625	Caribbean Investment Holdings	–	–	Caribbean Investment Holdings	1,858,138	402,625
County Bancorp	54,200	941,454	County Bancorp	–	–	County Bancorp	54,200	941,454
HarborOne Bancorp	76,300	1,212,407	HarborOne Bancorp	124,300	1,975,127	HarborOne Bancorp	200,600	3,187,534
HomeTrust Bancshares	45,500	1,191,190	HomeTrust Bancshares	–	–	HomeTrust Bancshares	45,500	1,191,190
Investar Holding	47,600	1,180,480	Investar Holding	73,000	1,810,400	Investar Holding	120,600	2,990,880
Midway Investments	1,858,170	–	Midway Investments	–	–	Midway Investments	1,858,170	–
Stewardship Financial	94,500	859,950	Stewardship Financial	–	–	Stewardship Financial	94,500	859,950
TriState Capital Holdings	52,757	1,026,651	TriState Capital Holdings	90,700	1,765,022	TriState Capital Holdings	143,457	2,791,673
Two River Bancorp	71,100	1,084,986	Two River Bancorp	–	–	Two River Bancorp	71,100	1,084,986
		10,513,684			9,053,900			19,567,584

Royce Micro-Cap Fund			Royce Low-Priced Stock Fund			Proforma Royce Micro Cap Fund
	SHARES	VALUE		SHARES	VALUE		SHARES	VALUE
CAPITAL MARKETS - 3.0%			CAPITAL MARKETS - 3.5%			CAPITAL MARKETS - 3.3%
B. Riley Financial	74,100	1,052,220	B. Riley Financial	103,400	1,468,280	B. Riley Financial	177,500	2,520,500
Canaccord Genuity Group	267,600	1,131,008	Canaccord Genuity Group	–	–	Canaccord Genuity Group	267,600	1,131,008
Hamilton Lane Cl. A	–	–	Hamilton Lane Cl. A	40,888	1,512,856	Hamilton Lane Cl. A	40,888	1,512,856
Silvercrest Asset Management Group Cl. A	96,700	1,279,341	Silvercrest Asset Management Group Cl. A	164,300	2,173,689	Silvercrest Asset Management Group Cl. A	261,000	3,453,030
Sprott	–	–	Sprott	971,000	1,827,915	Sprott	971,000	1,827,915
Westwood Holdings Group	22,572	767,448	Westwood Holdings Group	–	–	Westwood Holdings Group	22,572	767,448
		4,230,017			6,982,740			11,212,757
DIVERSIFIED FINANCIAL SERVICES - 0.6%			DIVERSIFIED FINANCIAL SERVICES - 0.0%			DIVERSIFIED FINANCIAL SERVICES - 0.2%
Waterloo Investment Holdings	2,760,000	828,000	Waterloo Investment Holdings	–	–	Waterloo Investment Holdings	2,760,000	828,000
INSURANCE - 0.5%			INSURANCE - 0.4%			INSURANCE - 0.5%
Health Insurance Innovations Cl. A	28,700	767,151	Health Insurance Innovations Cl. A	30,000	801,900	Health Insurance Innovations Cl. A	58,700	1,569,051
THRIFTS & MORTGAGE FINANCE - 2.8%			THRIFTS & MORTGAGE FINANCE - 2.1%			THRIFTS & MORTGAGE FINANCE - 2.4%
PCSB Financial	66,200	1,294,872	PCSB Financial	114,600	2,241,576	PCSB Financial	180,800	3,536,448
Territorial Bancorp	45,000	1,169,100	Territorial Bancorp	–	–	Territorial Bancorp	45,000	1,169,100
Western New England Bancorp	142,100	1,426,684	Western New England Bancorp	202,800	2,036,112	Western New England Bancorp	344,900	3,462,796
		3,890,656			4,277,688			8,168,344
Total (Cost $19,660,631)		20,229,508	Total (Cost $22,724,953)		21,116,228	Total (Cost $42,385,584)		41,345,736

HEALTH CARE – 11.4%			HEALTH CARE – 11.8%			HEALTH CARE – 11.6%
BIOTECHNOLOGY - 3.1%			BIOTECHNOLOGY - 3.2%			BIOTECHNOLOGY - 3.2%
AMAG Pharmaceuticals	18,500	281,015	AMAG Pharmaceuticals	25,800	391,902	AMAG Pharmaceuticals	44,300	672,917
BioSpecifics Technologies	26,000	1,575,600	BioSpecifics Technologies	–	–	BioSpecifics Technologies	26,000	1,575,600
Dynavax Technologies	55,500	507,825	Dynavax Technologies	105,100	961,665	Dynavax Technologies	160,600	1,469,490
Heron Therapeutics	–	–	Heron Therapeutics	70,000	1,815,800	Heron Therapeutics	70,000	1,815,800
Progenics Pharmaceuticals	205,900	864,780	Progenics Pharmaceuticals	310,074	1,302,311	Progenics Pharmaceuticals	515,974	2,167,091
Zealand Pharma	97,000	1,226,548	Zealand Pharma	163,700	2,069,958	Zealand Pharma	260,700	3,296,506
		4,455,768			6,541,636			10,997,404
HEALTH CARE EQUIPMENT & SUPPLIES - 5.0%			HEALTH CARE EQUIPMENT & SUPPLIES - 5.1%			HEALTH CARE EQUIPMENT & SUPPLIES - 5.0%
AtriCure	49,100	1,502,460	AtriCure	102,300	3,130,380	AtriCure	151,400	4,632,840
Chembio Diagnostics	136,053	770,060	Chembio Diagnostics	–	–	Chembio Diagnostics	136,053	770,060
CryoLife	49,555	1,406,371	CryoLife	100,700	2,857,866	CryoLife	150,255	4,264,237
OrthoPediatrics Corporation	41,400	1,444,032	OrthoPediatrics Corporation	74,200	2,588,096	OrthoPediatrics Corporation	115,600	4,032,128
Surmodics	23,922	1,130,554	Surmodics	34,300	1,621,018	Surmodics	58,222	2,751,572
Tactile Systems Technology	18,500	842,675	Tactile Systems Technology	–	–	Tactile Systems Technology	18,500	842,675
		7,096,152			10,197,360			17,293,512
LIFE SCIENCES TOOLS & SERVICES - 2.4%			LIFE SCIENCES TOOLS & SERVICES - 2.7%			LIFE SCIENCES TOOLS & SERVICES - 2.6%
Harvard Bioscience	331,179	1,053,149	Harvard Bioscience	532,700	1,693,986	Harvard Bioscience	863,879	2,747,135
NeoGenomics	88,200	1,112,202	NeoGenomics	107,300	1,353,053	NeoGenomics	195,500	2,465,255
Quanterix Corporation	68,700	1,257,897	Quanterix Corporation	131,700	2,411,427	Quanterix Corporation	200,400	3,669,324
		3,423,248			5,458,466			8,881,714
PHARMACEUTICALS - 0.9%			PHARMACEUTICALS - 0.8%			PHARMACEUTICALS - 0.8%
Axsome Therapeutics	–	–	Axsome Therapeutics	332,400	937,368	Axsome Therapeutics	332,400	937,368
Correvio Pharma	200,500	499,245	Correvio Pharma	–	–	Correvio Pharma	200,500	499,245
Paratek Pharmaceuticals	91,600	469,908	Paratek Pharmaceuticals	126,100	646,893	Paratek Pharmaceuticals	217,700	1,116,801
Tetraphase Pharmaceuticals	225,500	254,815	Tetraphase Pharmaceuticals	–	–	Tetraphase Pharmaceuticals	225,500	254,815
		1,223,968			1,584,261			2,808,229
Total (Cost $13,729,973)		16,199,136	Total (Cost $20,743,187)		23,781,723	Total (Cost $34,473,160)		39,980,859

INDUSTRIALS – 22.2%			INDUSTRIALS – 18.6%			INDUSTRIALS – 20.1%
AEROSPACE & DEFENSE - 1.6%			AEROSPACE & DEFENSE - 1.6%			AEROSPACE & DEFENSE - 1.6%
Astronics Corporation	38,291	1,165,961	Astronics Corporation	–	–	Astronics Corporation	38,291	1,165,961
CPI Aerostructures	166,518	1,060,720	CPI Aerostructures	246,766	1,571,899	CPI Aerostructures	413,284	2,632,619
Kratos Defense & Security Solutions	–	–	Kratos Defense & Security Solutions	120,300	1,695,027	Kratos Defense & Security Solutions	120,300	1,695,027
		2,226,681			3,266,926			5,493,607
COMMERCIAL SERVICES & SUPPLIES - 2.0%			COMMERCIAL SERVICES & SUPPLIES - 1.3%			COMMERCIAL SERVICES & SUPPLIES - 1.6%
Acme United	49,800	709,650	Acme United	–	–	Acme United	49,800	709,650
Atento	–	–	Atento	280,900	1,126,409	Atento	280,900	1,126,409
Heritage-Crystal Clean	48,774	1,122,290	Heritage-Crystal Clean	67,900	1,562,379	Heritage-Crystal Clean	116,674	2,684,669
Viad Corporation	21,000	1,051,890	Viad Corporation	–	–	Viad Corporation	21,000	1,051,890
		2,883,830			2,688,788			5,572,618
CONSTRUCTION & ENGINEERING - 1.8%			CONSTRUCTION & ENGINEERING - 4.2%			CONSTRUCTION & ENGINEERING - 3.2%
Ameresco Cl. A	–	–	Ameresco Cl. A	234,500	3,306,450	Ameresco Cl. A	234,500	3,306,450
Construction Partners Cl. A	106,300	938,629	Construction Partners Cl. A	97,100	857,393	Construction Partners Cl. A	203,400	1,796,022
IES Holdings	–	–	IES Holdings	89,800	1,396,390	IES Holdings	89,800	1,396,390
Northwest Pipe	68,000	1,583,720	Northwest Pipe	122,000	2,841,380	Northwest Pipe	190,000	4,425,100
		2,522,349			8,401,613			10,923,962
ELECTRICAL EQUIPMENT - 2.0%			ELECTRICAL EQUIPMENT - 0.7%			ELECTRICAL EQUIPMENT - 1.2%
American Superconducter	145,700	1,624,555	American Superconducter	39,400	439,310	American Superconducter	185,100	2,063,865
Encore Wire	24,100	1,209,338	Encore Wire	–	–	Encore Wire	24,100	1,209,338
Power Solutions International	–	–	Power Solutions International	99,900	919,080	Power Solutions International	99,900	919,080
		2,833,893			1,358,390			4,192,283
INDUSTRIAL CONGLOMERATES - 0.7%			INDUSTRIAL CONGLOMERATES - 0.8%			INDUSTRIAL CONGLOMERATES - 0.8%
Raven Industries	26,500	959,035	Raven Industries	45,300	1,639,407	Raven Industries	71,800	2,598,442
MACHINERY - 9.0%			MACHINERY - 6.0%			MACHINERY - 7.2%
Alimak Group	87,200	1,082,258	Alimak Group	–	–	Alimak Group	87,200	1,082,258
ASV Holdings	–	–	ASV Holdings	296,390	592,780	ASV Holdings	296,390	592,780
Exco Technologies	154,400	1,021,266	Exco Technologies	–	–	Exco Technologies	154,400	1,021,266
FreightCar America	86,209	576,738	FreightCar America	114,900	768,681	FreightCar America	201,109	1,345,419
Global Brass and Copper Holdings	38,700	973,305	Global Brass and Copper Holdings	–	–	Global Brass and Copper Holdings	38,700	973,305
Graham Corporation	67,388	1,539,142	Graham Corporation	126,900	2,898,396	Graham Corporation	194,288	4,437,538
Greenbrier Companies (The)	15,800	624,732	Greenbrier Companies (The)	–	–	Greenbrier Companies (The)	15,800	624,732
Kadant	12,276	1,000,003	Kadant	–	–	Kadant	12,276	1,000,003
Kornit Digital	79,700	1,491,984	Kornit Digital	158,700	2,970,864	Kornit Digital	238,400	4,462,848
Lindsay Corporation	12,000	1,155,000	Lindsay Corporation	–	–	Lindsay Corporation	12,000	1,155,000
Luxfer Holdings	42,700	752,801	Luxfer Holdings	57,700	1,017,251	Luxfer Holdings	100,400	1,770,052
Lydall	37,600	763,656	Lydall	–	–	Lydall	37,600	763,656
Porvair	–	–	Porvair	364,400	1,925,204	Porvair	364,400	1,925,204
Sun Hydraulics	19,100	633,929	Sun Hydraulics	–	–	Sun Hydraulics	19,100	633,929
Twin Disc	46,000	678,500	Twin Disc	–	–	Twin Disc	46,000	678,500
Wabash National	–	–	Wabash National	140,500	1,837,740	Wabash National	140,500	1,837,740
Westport Fuel Systems	322,100	428,393	Westport Fuel Systems	–	–	Westport Fuel Systems	322,100	428,393
		12,721,707			12,010,916			24,732,623

Royce Micro-Cap Fund			Royce Low-Priced Stock Fund			Proforma Royce Micro Cap Fund
	SHARES	VALUE		SHARES	VALUE		SHARES	VALUE
MARINE - 0.6%			MARINE - 0.7%			MARINE - 0.7%
Clarkson	36,500	883,935	Clarkson	60,931	1,475,590	Clarkson	97,431	2,359,525
PROFESSIONAL SERVICES - 3.8%			PROFESSIONAL SERVICES - 3.3%			PROFESSIONAL SERVICES - 3.5%
CRA International	21,783	926,867	CRA International	–	–	CRA International	21,783	926,867
GP Strategies	87,918	1,108,646	GP Strategies	122,500	1,544,725	GP Strategies	210,418	2,653,371
Heidrick & Struggles International	33,000	1,029,270	Heidrick & Struggles International	46,740	1,457,821	Heidrick & Struggles International	79,740	2,487,091
Kforce	32,658	1,009,785	Kforce	53,674	1,659,600	Kforce	86,332	2,669,385
Resources Connection	92,052	1,307,138	Resources Connection	144,700	2,054,740	Resources Connection	236,752	3,361,878
		5,381,706			6,716,886			12,098,592
ROAD & RAIL - 0.7%			ROAD & RAIL - 0.0%			ROAD & RAIL - 0.3%
Marten Transport	61,855	1,001,432	Marten Transport	–	–	Marten Transport	61,855	1,001,432
Total (Cost $26,269,570)		31,414,568	Total (Cost $34,558,625)		37,558,516	Total (Cost $60,828,195)		68,973,084

INFORMATION TECHNOLOGY – 21.1%			INFORMATION TECHNOLOGY – 25.3%			INFORMATION TECHNOLOGY – 23.7%
COMMUNICATIONS EQUIPMENT - 1.2%			COMMUNICATIONS EQUIPMENT - 1.5%			COMMUNICATIONS EQUIPMENT - 1.4%
Digi International	106,100	1,070,549	Digi International	139,200	1,404,528	Digi International	245,300	2,475,077
EMCORE Corporation	146,800	616,560	EMCORE Corporation	–	–	EMCORE Corporation	146,800	616,560
Harmonic	–	–	Harmonic	330,000	1,557,600	Harmonic	330,000	1,557,600
		1,687,109			2,962,128			4,649,237
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 6.4%			ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 6.9%			ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 6.7%
Airgain	52,000	515,320	Airgain	–	–	Airgain	52,000	515,320
CUI Global	321,474	395,413	CUI Global	379,100	466,293	CUI Global	700,574	861,706
Electro Scientific Industries	20,600	617,176	Electro Scientific Industries	98,900	2,963,044	Electro Scientific Industries	119,500	3,580,220
ePlus	13,634	970,332	ePlus	–	–	ePlus	13,634	970,332
Fabrinet	23,949	1,228,823	Fabrinet	40,600	2,083,186	Fabrinet	64,549	3,312,009
LightPath Technologies Cl. A	–	–	LightPath Technologies Cl. A	890,384	1,326,672	LightPath Technologies Cl. A	890,384	1,326,672
Mesa Laboratories	6,100	1,271,179	Mesa Laboratories	–	–	Mesa Laboratories	6,100	1,271,179
nLIGHT	41,700	741,426	nLIGHT	81,100	1,441,958	nLIGHT	122,800	2,183,384
Novanta	15,442	972,846	Novanta	28,500	1,795,500	Novanta	43,942	2,768,346
PC Connection	40,300	1,198,119	PC Connection	63,800	1,896,774	PC Connection	104,100	3,094,893
Vishay Precision Group	41,700	1,260,591	Vishay Precision Group	67,000	2,025,410	Vishay Precision Group	108,700	3,286,001
		9,171,225			13,998,837			23,170,062
IT SERVICES - 0.9%			IT SERVICES - 1.1%			IT SERVICES - 1.1%
Carbonite	–	–	Carbonite	92,200	2,328,972	Carbonite	92,200	2,328,972
Cass Information Systems	24,216	1,281,511	Cass Information Systems	–	–	Cass Information Systems	24,216	1,281,511
		1,281,511			2,328,972			3,610,483
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 8.3%			SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 10.0%			SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 9.4%
Adesto Technologies	226,000	994,400	Adesto Technologies	67,200	295,680	Adesto Technologies	293,200	1,290,080
Aehr Test Systems	279,300	393,813	Aehr Test Systems	590,400	832,464	Aehr Test Systems	869,700	1,226,277
AXT	33,200	144,420	AXT	47,400	206,190	AXT	80,600	350,610
Brooks Automation	32,100	840,378	Brooks Automation	66,582	1,743,117	Brooks Automation	98,682	2,583,495
Cirrus Logic	–	–	Cirrus Logic	31,600	1,048,488	Cirrus Logic	31,600	1,048,488
Cohu	30,800	494,956	Cohu	62,700	1,007,589	Cohu	93,500	1,502,545
CyberOptics Corporation	30,600	539,478	CyberOptics Corporation	48,700	858,581	CyberOptics Corporation	79,300	1,398,059
Everspin Technologies	97,900	549,219	Everspin Technologies	–	–	Everspin Technologies	97,900	549,219
FormFactor	–	–	FormFactor	206,500	2,909,585	FormFactor	206,500	2,909,585
Inphi Corporation	–	–	Inphi Corporation	63,400	2,038,310	Inphi Corporation	63,400	2,038,310
NeoPhotonics Corporation	171,100	1,108,728	NeoPhotonics Corporation	–	–	NeoPhotonics Corporation	171,100	1,108,728
Nova Measuring Instruments	53,900	1,227,842	Nova Measuring Instruments	86,300	1,965,914	Nova Measuring Instruments	140,200	3,193,756
PDF Solutions	88,700	747,741	PDF Solutions	123,200	1,038,576	PDF Solutions	211,900	1,786,317
Photronics	161,200	1,560,416	Photronics	270,000	2,613,600	Photronics	431,200	4,174,016
Rudolph Technologies	68,851	1,409,380	Rudolph Technologies	116,100	2,376,567	Rudolph Technologies	184,951	3,785,947
Silicon Motion Technology ADR	25,800	890,100	Silicon Motion Technology ADR	–	–	Silicon Motion Technology ADR	25,800	890,100
Ultra Clean Holdings	98,500	834,295	Ultra Clean Holdings	153,400	1,299,298	Ultra Clean Holdings	251,900	2,133,593
		11,735,166			20,233,959			31,969,125
SOFTWARE - 3.7%			SOFTWARE - 5.8%			SOFTWARE - 4.9%
Agilysys	73,600	1,055,424	Agilysys	127,700	1,831,218	Agilysys	201,300	2,886,642
Amber Road	160,100	1,317,623	Amber Road	312,700	2,573,521	Amber Road	472,800	3,891,144
Attunity	82,765	1,628,815	Attunity	160,237	3,153,464	Attunity	243,002	4,782,279
QAD Cl. A	32,500	1,278,225	QAD Cl. A	66,513	2,615,956	QAD Cl. A	99,013	3,894,181
Rubicon Project	–	–	Rubicon Project	403,500	1,505,055	Rubicon Project	403,500	1,505,055
		5,280,087			11,679,214			16,959,301
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 0.6%			0 - 0.0%			TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 0.2%
AstroNova	43,100	808,125	AstroNova	–	–	AstroNova	43,100	808,125
Total (Cost $25,615,774)		29,963,223	Total (Cost $41,511,969)		51,203,110	Total (Cost $67,127,743)		81,166,333

MATERIALS – 3.4%			MATERIALS – 2.7%			MATERIALS – 3.0%
CHEMICALS - 2.1%			CHEMICALS - 0.7%			CHEMICALS - 1.3%
FutureFuel Corporation	62,500	991,250	FutureFuel Corporation	–	–	FutureFuel Corporation	62,500	991,250
Quaker Chemical	6,060	1,076,922	Quaker Chemical	–	–	Quaker Chemical	6,060	1,076,922
Trecora Resources	113,900	888,420	Trecora Resources	187,400	1,461,720	Trecora Resources	301,300	2,350,140
		2,956,592			1,461,720			4,418,312
METALS & MINING - 1.3%			METALS & MINING - 2.0%			METALS & MINING - 1.7%
Ferroglobe (Warranty Insurance Trust)	–	–	Ferroglobe (Warranty Insurance Trust)	205,763	–	Ferroglobe (Warranty Insurance Trust)	205,763	–
Haynes International	39,030	1,030,392	Haynes International	–	–	Haynes International	39,030	1,030,392
Major Drilling Group International	241,700	814,401	Major Drilling Group International	468,500	1,578,597	Major Drilling Group International	710,200	2,392,998
Pretium Resources	–	–	Pretium Resources	155,700	1,319,549	Pretium Resources	155,700	1,319,549
Superior Gold	–	–	Superior Gold	1,700,000	1,046,001	Superior Gold	1,700,000	1,046,001
		1,844,793			3,944,147			5,788,940
Total (Cost $5,159,641)		4,801,385	Total (Cost $7,224,893)		5,405,867	Total (Cost $12,384,534)		10,207,252

Royce Micro-Cap Fund			Royce Low-Priced Stock Fund			Proforma Royce Micro Cap Fund
	SHARES	VALUE		SHARES	VALUE		SHARES	VALUE
REAL ESTATE – 2.5%			REAL ESTATE – 0%			REAL ESTATE – 1.0%
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) - 0.9%			EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) - 0.0%			EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) - 0.3%
Community Healthcare Trust	41,700	1,202,211	Community Healthcare Trust	–	–	Community Healthcare Trust	41,700	1,202,211
REAL ESTATE MANAGEMENT & DEVELOPMENT - 1.6%			REAL ESTATE MANAGEMENT & DEVELOPMENT - 0.0%			REAL ESTATE MANAGEMENT & DEVELOPMENT - 0.7%
FRP Holdings	22,975	1,057,080	FRP Holdings	–	–	FRP Holdings	22,975	1,057,080
Marcus & Millichap	35,500	1,218,715	Marcus & Millichap	–	–	Marcus & Millichap	35,500	1,218,715
		2,275,795			–			2,275,795
Total (Cost $2,053,778)		3,478,006	Total (Cost $–)		–	Total (Cost $2,053,778)		3,478,006

TOTAL COMMON STOCKS			TOTAL COMMON STOCKS			TOTAL COMMON STOCKS
(Cost $122,793,727)		138,065,433	(Cost $181,729,761)		194,046,718	(Cost $304,523,488)		332,112,151

REPURCHASE AGREEMENTS – 2.2%			REPURCHASE AGREEMENTS – 4.4%			REPURCHASE AGREEMENTS – 3.5%
(Cost $3,126,000)		3,126,000	(Cost $8,961,000)		8,961,000	(Cost $12,087,000)		12,087,000

COLLATERAL RECEIVED FOR SECURITIES LOANED – 3.2%			COLLATERAL RECEIVED FOR SECURITIES LOANED – 2.4%			COLLATERAL RECEIVED FOR SECURITIES LOANED – 2.7%
Money Market Funds			Money Market Funds			Money Market Funds
Federated Government Obligations Fund (7 day yield-2.2268%)			Federated Government Obligations Fund (7 day yield-2.2268%)			Federated Government Obligations Fund (7 day yield-2.2268%)
(Cost $4,584,805)		4,584,805	(Cost $4,834,830)		4,834,830	(Cost $9,419,635)		9,419,635

TOTAL INVESTMENTS – 102.8%			TOTAL INVESTMENTS – 102.9%			TOTAL INVESTMENTS – 102.9%
(Cost $130,504,532)		145,776,238	(Cost $195,525,591)		207,842,548	(Cost $326,030,123)		353,618,786

LIABILITIES LESS CASH AND OTHER ASSETS – (2.8)%		(4,003,736)	LIABILITIES LESS CASH AND OTHER ASSETS – (2.9)%		(5,816,420)	LIABILITIES LESS CASH AND OTHER ASSETS – (2.9)%		(9,820,156)

NET ASSETS – 100.0%		$ 141,772,502	NET ASSETS – 100.0%		$ 202,026,128	NET ASSETS – 100.0%		$ 343,798,630

Pro Forma Condensed Combined Statement of Assets and Liabilities Relating to
Low-Priced Stock Reorganization as of December 31, 2018 (Unaudited)

Pro Forma Condensed Combined Statement of Assets and Liabilities for Royce Micro-Cap Fund and Royce Low-Priced Stock Fund as of December 31, 2018

	Royce Micro-Cap Fund	Royce Low-Priced Stock Fund	Adjustments[1]		Pro Forma Royce Micro-Cap Fund Combined
ASSETS:
Investments at value (including collateral on loaned securities)[2]	$142,650,238	$198,881,548	$-		$341,531,786
Repurchase agreements (at cost and value)	3,126,000	8,961,000	-		12,087,000
Cash and foreign currency	480	8,812	-		9,292
Receivable for investments sold	1,316,874	312,624	-		1,629,498
Receivable for capital shares sold	80,464	24,959	-		105,423
Receivable for dividends and interest	99,524	68,093	-		167,617
Receivable for securities lending income	5,388	4,695	-		10,083
Prepaid expenses and other assets	805	-	-		805
Total Assets	147,279,773	208,261,731	-		355,541,504
LIABILITIES:
Payable for collateral on loaned securities	4,584,805	4,834,830	-		9,419,635
Payable for investments purchased	134,739	259,008	-		393,747
Payable for capital shares redeemed	454,994	356,380	-		811,374
Payable for investment advisory fees	158,495	176,893	-		335,388
Payable for trustees’ fees	6,778	8,090	-		14,868
Accrued expenses	167,460	600,402	-		767,862
Total Liabilities	5,507,271	6,235,603	-		11,742,874
Net Assets	$141,772,502	$202,026,128	$-		$343,798,630
ANALYSIS OF NET ASSETS:
Paid-in capital	$125,732,134	$188,645,408	$-		$314,377,542
Total distributable earnings (loss)	16,040,368	13,380,720	-		29,421,088
Net Assets	$141,772,502	$202,026,128	$-		$343,798,630
Investment Class	$117,040,213	$46,430,314	$-		163,470,527
Service Class	8,052,517	155,595,814	-		163,648,331
Consultant Class	16,679,772		-		16,679,772
SHARES OUTSTANDING (unlimited number of $.001 par value):
Investment Class	12,512,702	7,283,512	4,965,809	[1]	17,478,511
Service Class	879,635	24,562,747	17,005,007	[1]	17,884,642
Consultant Class	2,306,358				2,306,358
NET ASSET VALUES (Net Assets ÷ Shares Outstanding):
Investment Class[3]	$9.35	$6.37			$9.35
Service Class[3]	9.15	6.33			9.15
Consultant Class[4]	7.23				7.23
Investments at identified cost	$127,378,532	$186,564,591	$-		$313,943,123
Market value of loaned securities[5]	6,069,277	11,111,588			17,180,865

[1]
Reflects the change in shares of Royce Micro-Cap Fund after giving effect to the distribution of shares of Royce Micro-Cap Fund to Royce Low-Priced Stock Fund shareholders as if the Reorganization had taken place on December 31, 2018.

[2]	See Notes to Financial Statements for information on non-cash collateral on loaned securities.
[3]	Offering and redemption price per share; shares held less than 30 days may be subject to a 1% redemption fee, payable to the Fund.
[4]	Offering and redemption price per share; shares held less than 365 days may be subject to a 1% contingent deferred sales charge, payable to Royce Fund Services, LLC.
[5]	Market value of loaned securities backed by non-cash collateral is as of prior business day.

Pro Forma Condensed Combined Statement of Operations Relating to
Low-Priced Stock Reorganization as of December 31, 2018 (Unaudited)

Pro Forma Condensed Combined Statement of Operations for Royce Micro-Cap Fund and Royce Low-Priced Stock Fund as of December 31, 2018

INVESTMENT INCOME:	Royce Micro-Cap Fund	Royce Low-Priced Stock Fund	Adjustments[1]	Pro Forma Royce Micro-Cap Fund Combined
INCOME:
Dividends	$1,814,692	$2,465,029	$-	$4,279,721
Foreign withholding tax	(42,378)	(51,801)	-	(94,179)
Interest	22,233	46,098	-	68,331
Securities lending	181,632	106,373	-	288,005
Total income	1,976,179	2,565,699	-	4,541,878
EXPENSES:
Investment advisory fees	2,341,557	2,571,299	(468,311)	4,444,545
Distribution fees	256,920	499,061	-	755,981
Shareholder servicing	211,198	391,889	(9,720)	593,367
Administrative and office facilities	65,512	85,764	-	151,276
Registration	42,881	48,801	(25,723)	65,959
Custody	29,241	47,594	(7,300)	69,535
Audit	34,904	37,350	(10,311)	61,943
Shareholder reports	73,737	83,478	-	157,215
Trustees’ fees	24,434	33,203	-	57,637
Legal	5,931	7,944	-	13,875
Other expenses	14,982	18,206	(525)	32,663
Total expenses	3,101,297	3,824,589	(521,890)	6,403,996
Compensating balance credits	(6,567)	(6,327)	-	(12,894)
Fees waived by distributor	-	(24,971)	24,971	-
Expenses reimbursed by investment adviser	(47,255)	(93,761)	40,000	(101,016)
Net expenses	3,047,475	3,699,530	(456,919)	6,290,086
Net investment income (loss)	(1,071,296)	(1,133,831)	456,919	(1,748,208)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
NET REALIZED GAIN (LOSS):
Investments	17,270,697	35,188,199	-	52,458,896
Foreign currency transactions	(1,630)	(24,855)	-	(26,485)
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION):
Investments	(28,932,947)	(52,983,119)	-	(81,916,066)
Other assets and liabilities denominated in foreign currency	(2,229)	204	-	(2,025)
Net realized and unrealized gain (loss) on investments and foreign currency	(11,666,109)	(17,819,571)	-	(29,485,680)
NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$(12,737,405)	$(18,953,402)	$456,919	$(31,233,888)

[1] Decrease due to the elimination of duplicate expenses achieved by merging the funds.

Notes to Pro Forma Combined Financial Statements Relating to
Low-Priced Stock Reorganization as of December 31, 2018 (Unaudited)

NOTE 1 — Basis of Combination:

At a meeting held on December 13, 2018, the Board approved the Trust entering into the Plan on behalf of Micro-Cap and Low-Priced Stock along with the Low-Priced Stock Reorganization. The Plan provides for the transfer of all of the assets of Low-Priced Stock to Micro-Cap in exchange for Micro-Cap’s assumption of all of the liabilities of Low-Priced Stock and Micro-Cap’s issuance of shares of beneficial interest of Micro-Cap (the “Micro-Cap Shares”) to Low-Priced Stock. The Micro-Cap Shares received by Low-Priced Stock in the proposed Reorganization will have an aggregate net asset value that is equal to the aggregate net asset value of the Low-Priced Stock shares that are outstanding immediately prior to such Reorganization. The Plan also provides for the distribution by Low-Priced Stock, on a pro rata basis, of the Micro-Cap Shares to its shareholders in complete liquidation of Low-Priced Stock. Shareholders of Low-Priced Stock would receive the same class of Micro-Cap Shares as they held in Low-Priced Stock immediately prior to the Reorganization.

The Low-Priced Stock Reorganization will be accounted for as a tax-free merger of investments companies. The unaudited pro forma condensed combined schedule of investments and the unaudited pro forma condensed combined statement of assets and liabilities reflect the financial position of Low-Priced Stock and Micro-Cap at December 31, 2018 as if the Low-Priced Stock Reorganization had occurred on that date. The unaudited pro forma condensed combined statement of operations reflects the results of operations of Low-Priced Stock and Micro-Cap for the twelve-month period ended December 31, 2018 as if the Low-Priced Stock Reorganization had occurred on January 1, 2018. These statements have been derived from the books and records of Low-Priced Stock and Micro-Cap utilized in calculating daily net asset values at the dates indicated above in conformity with the accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates. Completion of the Low-Priced Stock Reorganization as of December 31, 2018 would not have caused Micro-Cap to violate any of its portfolio-level compliance tests. The historical cost of Low-Priced Stock’s investment securities will be carried forward to the Combined Fund. The fiscal year end for each of Micro-Cap and Low-Priced Stock is December 31.

The accompanying pro forma condensed combined financial statements should be read in conjunction with the historical financial statements of Low-Priced Stock and Micro-Cap included in, and incorporated by reference into, the SAI. Such pro forma condensed combined financial statements are presented for information purposes only and may not necessarily be representative of what the actual combined financial statements would have been had the Low-Priced Stock Reorganization occurred on December 31, 2018 or January 1, 2018, as applicable. Following the Low-Priced Stock Reorganization, Micro-Cap will be the legal and accounting survivor.

Fees and expenses resulting from the Low-Priced Stock Reorganization, including, without limitation, proxy solicitation costs and legal and audit fees, will be allocated among, and paid by, these Funds as follows: Low-Priced Stock (50%) and Micro-Cap (50%). The aggregate fees and expenses in respect of the Reorganization are estimated to range from approximately $138,850 to $153,650. Any brokerage or other trading costs incurred by Low-Priced Stock or Micro-Cap in connection with buying or selling portfolio securities prior to the Low-Priced Stock Reorganization will be borne by the relevant Fund and its shareholders. Any brokerage or other trading costs incurred in connection with buying or selling portfolio securities after the Low-Priced Stock Reorganization will be borne by the Combined Fund and its shareholders.

NOTE 2 — Micro-Cap and Low-Priced Stock Valuation:

Securities are valued as of the close of trading on the New York Stock Exchange (the “NYSE”) (generally 4:00 p.m. Eastern time) on the valuation date. Securities that trade on an exchange, and securities traded on Nasdaq’s Electronic Bulletin Board, are valued at their last reported sales price or Nasdaq official closing price taken from the primary market in which each security trades or, if no sale is reported for such day, at their highest bid price. Other over-the-counter securities for which market quotations are readily available are valued at their highest bid price, except in the case of some bonds and other fixed income securities which may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services. Each of Low-Priced Stock and Micro-Cap values its non-U.S. dollar denominated securities in U.S. dollars daily at the prevailing foreign currency exchange rates as quoted by a major bank. Securities for which market quotations are not readily available are valued at their fair value in accordance with the provisions of the 1940 Act, under procedures approved by the Board, and are reported as Level 3 securities. As a general principle, the fair value of a security is the amount which the relevant Fund might reasonably expect to receive for the security upon its current sale. However, in light of the judgment involved in fair valuations, no assurance can be given that a fair value assigned to a particular security will be the amount which the relevant Fund might be able to receive upon its current sale. In addition, if, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, a Fund may fair value the security. Each of Low-Priced Stock and Micro-Cap uses an independent pricing service to provide fair value estimates for relevant non-U.S. equity securities on days when the market volatility exceeds a certain threshold. This pricing service uses proprietary correlations it has developed between the movement of prices of non-U.S. equity securities and indices of U.S.-traded securities, futures contracts and other indications to estimate the fair value of relevant non-U.S. securities. When fair value pricing is employed, the prices of securities used by a Fund may differ from quoted or published prices for the same security. Investments in money market funds are valued at net asset value per share.

Various inputs are used in determining the value of the investments of Low-Priced Stock and Micro-Cap, as noted above. These inputs are summarized in the three broad levels below:

Level 1	–	quoted prices in active markets for identical securities.
Level 2	–
other significant observable inputs (including quoted prices for similar securities, foreign securities that may be fair valued and repurchase agreements). The table below includes all Level 2 securities. Level 2 securities with values based on quoted prices for similar securities are noted in the Schedules of Investments.

Level 3	–
significant unobservable inputs (including last trade price before trading was suspended, or at a discount thereto for lack of marketability or otherwise, market price information regarding other securities, information received from the company and/or published documents, including SEC filings and financial statements, or other publicly available information).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the investments of Low-Priced Stock and Micro-Cap as of December 31, 2018. For a detailed breakout of common stocks by sector classification please refer to the pro Forma Condensed Combined Schedule of Investments Relating to Low-Priced Stock Reorganization.

	Level 1	Level 2	Level 3	Total
Royce Low-Priced Stock Fund
Common Stocks	$193,127,638	$919,080	$0	$194,046,718
Repurchase Agreement	–	8,961,000	–	8,961,000
Money Market Fund/ Collateral Received for Securities Loaned	4,834,830	–	–	4,834,830

Royce Micro-Cap Fund
Common Stocks	137,237,433	–	828,000	138,065,433
Repurchase Agreement	–	3,126,000	–	3,126,000
Money Market Fund/ Collateral Received for Securities Loaned	4,584,805	–	–	4,584,805

Certain securities have transferred in and out of Level 1 and Level 2 measurements during the reporting period. This is generally due to whether fair value factors have been applied. Each of Low-Priced Stock and Micro-Cap recognizes transfers between levels as of the end of the reporting period. At December 31, 2018, Low-Priced Stock and Micro-Cap had securities transfer from Level 2 to Level 1 within the fair value hierarchy of $7,950,242 and $3,192,741, respectively.

Level 3 Reconciliation:

	Balance as of 12/31/17	Purchases	Sales	Realized Gain (Loss)	Unrealized Gain (Loss)[1]	Balance as of 12/31/18
Royce Low-Priced Stock Fund
Common Stocks	$0	$–	$–	$–	$–	$0
Royce Micro-Cap Fund
Common Stocks	828,000	$–	0	(37,370)	37,370	828,000

[1] The net change in unrealized appreciation (depreciation) is included in the pro Forma Condensed Combined Statement of Operations Relating to Low-Priced Stock Reorganization. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized. Net realized gain (loss) from investments and foreign currency transactions is included in the Pro Forma Condensed Combined Statement of Operations Relating to Low-Priced Stock Reorganization.

The following table summarizes the valuation techniques used and unobservable inputs approved by the Valuation Committee to determine the fair value of certain Level 3 investments. The table does not include Level 3 investments with values derived utilizing prices from prior transactions or third party pricing information with adjustments (e.g. broker quotes, pricing services, net asset values).

	Fair Value at 12/31/18	Valuation Technique(s)	Unobservable Input(s)	Range Average	Impact to Valuation from an Increase in Input[1]
Royce Micro-Cap Fund
Common Stocks	$828,000	Discounted Present Value Balance Sheet Analysis	Liquidity Discount	30%-40%	Decrease

[1] This column represents the directional change in the fair value of the Level 3 investments that would result in an increase from the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases in these unobservable inputs in isolation could result in significantly higher or lower fair value measurements.

NOTE 3 — Securities Lending:

Each of Low-Priced Stock and Micro-Cap Leaders loans securities through a lending agent to qualified institutional investors for the purpose of realizing additional income. Collateral for the Funds on all securities loaned is accepted in cash and cash equivalents, which are invested temporarily by the custodian, as well as non-cash collateral, which includes short and long-term U.S. Treasuries. The collateral maintained is at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. The Funds retain the risk of any loss on the securities on loan as well as incurring the potential loss on investments purchased with cash collateral received for securities lending. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. If the borrower fails to return loaned securities, and cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities and provided such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Funds or, at the option of the lending agent, to replace the securities. In the event of the bankruptcy of the borrower, the Funds could experience delay in recovering the loaned securities or only recover cash or a security of equivalent value. Loans of securities generally do not have stated maturity dates, and the Funds may recall a security at any time. The Funds’ securities lending income consists of the income earned on investing cash collateral, plus any premium payments received for lending certain securities, less any rebates paid to borrowers and lending agent fees associated with the loan. The lending agent is not affiliated with Royce. The following table presents cash collateral and the market value of securities on loan collateralized by cash collateral held by these Funds at December 31, 2018:

Fund	Cash Collateral[1]	Securities On Loan Collateralized By Cash Collateral	Net Amount
Low-Priced Stock	$4,834,830	($4,642,915)	$191,915
Micro-Cap	4,584,805	(4,430,823)	153,982

[1]Absent an event of default, assets and liabilities are presented gross and not offset in the pro Forma Condensed Combined Statement of Assets and Liabilities Relating to Low-Priced Stock Reorganization. The remaining contractual maturity of cash collateral is overnight and continuous.

The following table presents non-cash collateral and the market value of securities on loan collateralized by non-cash collateral held by the custodian for Low-Priced Stock and Micro-Cap at December 31, 2018:

Fund	Non-Cash Collateral	Securities On Loan Collateralized By Non-Cash Collateral	Net Amount
Low-Priced Stock	$6,640,579	($6,468,673)	$171,906
Micro-Cap	1,677,450	(1,638,454)	38,996

NOTE 4 — Capital Shares:

As of December 31, 2018, Low-Priced Stock only had Investment Class and Service Class shares outstanding. As of December 31, 2018, Micro-Cap had Investment Class, Service Class, and Consultant Class shares outstanding. No Consultant Class shares of Micro-Cap will be issued or distributed to shareholders of Low-Priced Stock in connection with the Low-Priced Stock Reorganization.

The pro forma net asset value per share assumes the issuance of Investment Class and Service Class shares of Micro-Cap that would have been issued at December 31, 2018 in connection with the proposed Low-Priced Stock Reorganization. The number of full and fractional shares of each Class of Micro-Cap assumed to be issued in connection with the proposed Low-Priced Stock Reorganization is determined by dividing: (i) the aggregate value of the assets of Low-Priced Stock that are transferred to Micro-Cap, net of all of the liabilities of Low-Priced Stock that are assumed by Micro-Cap, by (ii) the net asset value of one share of the relevant Class of Micro-Cap.

The pro forma number of Investment Class and Service Class shares outstanding for Micro-Cap consists of the following at December 31, 2018.

Class of Shares of Micro-Cap	Shares of Micro-Cap: Pre-Low-Priced Stock Reorganization	Additional Shares of Micro- Cap Assumed Issued in Low- Priced Stock Reorganization	Total Outstanding Shares of Micro-Cap: Post-Low- Priced Stock Reorganization
Investment	12,512,702	4,965,809	17,478,511
Service	879,635	17,005,007	17,884,642

NOTE 5 — Pro Forma Operating Expenses:

The accompanying pro forma condensed combined statement of operations for the twelve-month period ended December 31, 2018, as adjusted, giving effect to the Low-Priced Stock Reorganization reflects changes in expenses of Micro-Cap as if such Reorganization was consummated on January 1, 2018.

As noted in the relevant Prospectus/Proxy Statement, the contractual investment management fee of Micro-Cap will be reduced upon completion of the Low-Priced Stock Reorganization as set forth in the table immediately below.

Current Contractual Investment Management Fee of Royce Micro-Cap Fund	Contractual Investment Management Fee of Royce Micro-Cap Fund Upon Completion of Low-Priced Stock Reorganization
1.25% of the first $2,000,000,000 1.20% of the next $1,000,000,000 1.15% of the next $1,000,000,000 1.10% of any additional average net assets	1.00% of the first $2,000,000,000 0.95% of the next $1,000,000,000 0.90% of the next $1,000,000,000 0.85% of any additional average net assets

NOTE 6 — Federal Income Taxes:

Each of Low-Priced Stock and Micro-Cap has elected to be taxed as a “regulated investment company” under the Code. If the Low-Priced Stock Reorganization is consummated, unless it determines such qualification is no longer in the best interest of shareholders, Micro-Cap will seek to continue to qualify as a regulated investment company by complying with the provisions applicable to certain investment companies, as defined in applicable sections of the Code, and to make distributions of taxable income sufficient to relieve it from all, or substantially all, Federal income taxes. In addition, Low-Priced Stock will make any required income or capital gain distributions prior to consummation of the Low-Priced Stock Reorganization, in accordance with provisions of the Code relating to tax-free reorganizations of investment companies.

As of the date of this Statement of Additional Information, Low-Priced Stock does not expect to have any capital loss carryovers to offset any such gains. As a result of the net unrealized appreciation in Micro-Cap’s assets as set forth in the Annual Report, it is expected that for a period of years after the Low-Priced Stock Reorganization, the Combined Fund’s sale of appreciated portfolio securities likely will result in greater taxable capital gain distributions to a former Low-Priced Stock shareholder than such shareholder might otherwise have received in the absence of such Reorganization.

PART C - OTHER INFORMATION

Item 15:     Indemnification

(a) Article IX of the Trust Instrument of The Royce Fund (the “Registrant” or the “Trust”) provides as follows:

“ARTICLE IX
LIMITATION OF LIABILITY AND INDEMNIFICATION

Section 1.   Limitation of Liability.   All persons contracting with or having any claim against the Trust or a particular Series shall look only to the assets of the Trust or such Series for payment under such contract or claim; and neither the Trustees nor any other Trust’s officers, employees or agents, whether past, present or future, shall be personally liable therefor. Every written instrument or obligation on behalf of the Trust or any Series shall contain a statement to the foregoing effect, but the absence of such statement shall not operate to make any Trustee or officers of the trust liable thereunder. None of the Trustees or officers of the Trust shall be responsible or liable for any act or omission or for neglect or wrongdoing by him or any agent, employee, investment adviser or independent contractor of the Trust, but nothing contained in this Trust Instrument or in the Delaware Act shall protect any Trustee or officer of the Trust against liability to the Trust or to Shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

INDEMNIFICATION

Section 2.

(a)     Subject to the exceptions and limitations contained in Section 2(b) below:

(i)     Every person who is, or has been, a Trustee or officer of the Trust (including persons who serve at the Trust’s request as directors, officers or trustees of another entity in which the Trust has any interest as a shareholder, creditor or otherwise) (hereinafter referred to as a “Covered Person”) shall be indemnified by the appropriate Fund to the fullest extent not prohibited by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof; and

(ii)    The words “claim”, “action”, “suit” or “proceeding” shall apply to all claims, actions, suits or proceedings (civil, criminal, administrative, investigatory or other, including appeals), actual or threatened, while in office or thereafter, and the words “liability” and “expenses” shall include, without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b)     No indemnification shall be provided hereunder to a Covered Person:

(i)     Who shall, in respect of the matter or matters involved, adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence in the performance of his duties or reckless disregard of the obligations and duties involved in the conduct of his office or (B) not to have acted in the belief that his action was in the best interest of the Trust; or

(ii)     In the event of a settlement, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office,

(A)     By the court or other body approving the settlement;

(B)     By a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the matter, based upon a review of readily available facts (as opposed to a full trial-type inquiry); or

(C)     By written opinion of independent legal counsel, based upon a review of readily available facts (as opposed to a full trial-type inquiry).

(c)     The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee or officer and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law.

(d)     Expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the type described in subsection (a) of this Section 2 may be paid by the applicable Fund from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the applicable Fund if and when it is ultimately determined that he is not entitled to indemnification under this Section 2; provided, however, that either (i) such Covered Person shall have provided appropriate security for such undertaking, (ii) the Trust is insured against losses arising out of any such advance payments or (iii) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under this Section 2.”

(b)     Paragraph 8 of the Investment Advisory Agreements by and between the Registrant and Royce & Associates provides as follows:

“8.     Protection of the Adviser. The Adviser (or any sub-investment adviser as may be applicable) shall not be liable to the Fund or to any portfolio series thereof for any action taken or omitted to be taken by the Adviser in connection with the performance of any of its duties or obligations under this Agreement or otherwise as an investment adviser of the Fund or such series, and the Fund or each portfolio series thereof involved, as the case may be, shall indemnify the Adviser and hold it harmless from and against all damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) incurred by the Adviser in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of the Fund or any portfolio series thereof or its security holders) arising out of or otherwise based upon any action actually or allegedly taken or omitted to be taken by the Adviser in connection with the performance of any of its duties or obligations under this Agreement or otherwise as an investment adviser of the Fund or such series. Notwithstanding the preceding sentence of this Paragraph 8 to the contrary, nothing contained herein shall protect or be deemed to protect the Adviser against or entitle or be deemed to entitle the Adviser to indemnification in respect of, any liability to the Fund or to any portfolio series thereof or its security holders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its duties and obligations under this Agreement.

Determinations of whether and the extent to which the Adviser is entitled to indemnification hereunder shall be made by reasonable and fair means, including (a) a final decision on the merits by a court or other body before whom the action, suit or other proceeding was brought that the Adviser was not liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties or (b) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the Adviser was not liable by reason of such misconduct by (i) the vote of a majority of a quorum of the Trustees of the Fund who are neither “interested persons” of the Fund (as defined in Section 2(a)(19) of the Investment Company Act of 1940) nor parties to the action, suit or other proceeding or (ii) an independent legal counsel in a written opinion.”

(c)     Paragraph 9 of the Distribution Agreement made October 1, 2001 by and between the Registrant and Royce Fund Services, Inc. provides as follows:

“9.     Protection of the Distributor. The Distributor shall not be liable to the Fund or to any series thereof for any action taken or omitted to be taken by the Distributor in connection with the performance of any of its duties or obligations under this Agreement or otherwise as an underwriter of the Shares, and the Fund or each portfolio series thereof involved, as the case may be, shall indemnify the Distributor and hold it harmless from and against all damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) incurred by the Distributor in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of the Fund or any series thereof or its security holders) arising out of or otherwise based upon any action actually or allegedly taken or omitted to be taken by the Distributor in connection with the performance of any of its duties or obligations under this Agreement or otherwise as an underwriter of the Shares. Notwithstanding the preceding sentences of this Paragraph 9 to the contrary, nothing contained herein shall protect or be deemed to protect the Distributor against, or entitle or be deemed to entitle the Distributor to indemnification in respect of, any liability to the Fund or to any portfolio series thereof or its security holders to which the Distributor would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its duties and obligations under this Agreement.

Determinations of whether and to the extent to which the Distributor is entitled to indemnification hereunder shall be made by reasonable and fair means, including (a) a final decision on the merits by a court or other body before whom the action, suit or other proceeding was brought that the Distributor was not liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties or (b) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the Distributor was not liable by reason of such misconduct by (a) the vote of a majority of a quorum of the Trustees of the Fund who are neither “interested persons” of the Fund (as defined in Section 2(a)(19) of the 1940 Act) nor parties to the action, suit or other proceeding or (b) an independent legal counsel in a written opinion.”

(d)     The Fund, its officers and directors, R&A, the Distributor and certain others are presently insured under a Directors and Officers/Errors and Omissions Liability Insurance Policy issued by ICI Mutual Insurance Company, which generally covers claims by the Fund’s stockholders, and third persons based on or alleging negligent acts, misstatements or omissions by the insureds and the costs and expenses of defending those claims, up to a limit of $30,000,000, with a deductible amount of $500,000.

Item 16: Exhibits
1(a)	Trust Instrument dated April 12, 1996, previously filed on August 16, 2006 with Post-Effective Amendment No. 76 to the Trust’s Registration Statement on Form N-1A and hereby incorporated by reference.
1(b)	Certificate of Trust dated April 12, 1996, previously filed on August 16, 2006 with Post-Effective Amendment No. 76 to the Trust’s Registration Statement on Form N-1A and hereby incorporated by reference.
(2)	By-laws dated April, 12, 1996, previously filed on August 16, 2006 with Post-Effective Amendment No. 76 to the Trust’s Registration Statement on Form N-1A and hereby incorporated by reference.
(3)	Not applicable.
(4)(a)	Plan of Reorganization of The Royce Fund, on behalf of each of Royce Small-Cap Leaders Fund, Royce Small/Mid-Cap Premier Fund, and Royce Pennsylvania Mutual Fund. Included as Appendix A to relevant Prospectus/Proxy Statement.
(4)(b)	Plan of Reorganization of The Royce Fund, on behalf of each of Royce Low-Priced Stock Fund and Royce Micro-Cap Fund. Included as Appendix A to relevant Prospectus/Proxy Statement.
(4)(c)	Plan of Reorganization of The Royce Fund, on behalf of each of Royce Micro-Cap Opportunity Fund and Royce Opportunity Fund. Included as Appendix A to relevant Prospectus/Proxy Statement.
(5)	Portions of the Trust Instrument, Investment Advisory Agreements, and Distribution Agreement in respect of the Registrant defining the rights of shareholders of the Registrant. See Item 15 of Part C of this Registration Statement on Form N-14.
(6)(a)	Amended and Restated Investment Advisory Agreement between The Royce Fund (Royce Pennsylvania Mutual Fund) and Royce & Associates, LP (“Royce”), dated July 1, 2016, previously filed on February 28, 2017 with the Trust’s Form N-SAR and hereby incorporated by reference.
(6)(b)	Amended and Restated Investment Advisory Agreement between The Royce Fund (Royce Small-Cap Leaders Fund) and Royce, dated July 1, 2017, previously filed on December 29, 2017 with Post-Effective Amendment No. 135 to the Trust’s Registration Statement on Form N-1A and hereby incorporated by reference.
(6)(c)	Amended and Restated Investment Advisory Agreement between The Royce Fund (Royce Small/Mid-Cap Premier Fund) and Royce, dated July 1, 2017, previously filed on December 29, 2017 with Post-Effective Amendment No. 135 to the Trust’s Registration Statement on Form N-1A and hereby incorporated by reference.
(6)(d)	Amended and Restated Investment Advisory Agreement between The Royce Fund (Royce Micro-Cap Fund) and Royce, dated July 1, 2017, previously filed on December 29, 2017 with Post-Effective Amendment No. 135 to the Trust’s Registration Statement on Form N-1A and hereby incorporated by reference.
(6)(e)	Amended and Restated Investment Advisory Agreement between The Royce Fund (Royce Low-Priced Stock Fund) and Royce, dated July 1, 2017, previously filed on December 29, 2017 with Post-Effective Amendment No. 135 to the Trust’s Registration Statement on Form N-1A and hereby incorporated by reference.
(6)(f)	Amended and Restated Investment Advisory Agreement between The Royce Fund (Royce Opportunity Fund) and Royce, dated July 1, 2017, previously filed on December 29, 2017 with Post-Effective Amendment No. 135 to the Trust’s Registration Statement on Form N-1A and hereby incorporated by reference.
(6)(g)	Amended and Restated Investment Advisory Agreement between The Royce Fund (Royce Micro-Cap Opportunity Fund) and Royce, dated July 1, 2017, previously filed on December 29, 2017 with Post-Effective Amendment No. 135 to the Trust’s Registration Statement on Form N-1A and hereby incorporated by reference.
6(h)	Form of Amended and Restated Investment Advisory Agreement between The Royce Fund (Royce Micro-Cap Fund) and Royce, dated __________ __, 2019.* Filed herewith.
(6)(i)	Investment Advisory Fee Waiver and Expense Reimbursement Agreements, each dated January 1, 2019, for Royce Small-Cap Leaders Fund (Investment Class), Royce Small-Cap Leaders Fund (Service Class), Royce Small/Mid-Cap Premier Fund (Consultant Class), Royce Micro-Cap Fund (Investment Class), Royce Micro-Cap Fund (Service Class), Royce Low-Priced Stock Fund (Investment Class), Royce Low-Priced Stock Fund (Service Class), and Royce Micro-Cap Opportunity Fund (Investment Class). Filed herewith.
(6)(j)	Form of Investment Advisory Fee Waiver and Expense Reimbursement Agreements dated __________ __, 2019, for Royce Micro-Cap Fund (Investment Class) and Royce Micro-Cap Fund (Service Class). *Filed herewith.
(7)	Distribution Agreement between The Royce Fund and Royce Fund Services, Inc. (now Royce Fund Services, LLC) dated October 1, 2001, previously filed on October 15, 2001 with Post-Effective Amendment No. 55 to the Trust’s Registration Statement on Form N-1A and hereby incorporated by reference.
(8)	Not applicable.

(9)(a)	Form of Custodian Contract with State Street Bank and Trust Company dated as of December 31, 1985 and amendments dated December 11, 1987, May 13, 1988, April 7, 1992 and November 13, 1997, September 14, 2000, April 16, 2003 and June 30, 2005, previously filed on October 27, 2006 with Post-Effective Amendment No. 77 to the Trust’s Registration Statement on Form N-1A and hereby incorporated by reference.
(9)(b)	Special Custody and Pledge Agreement among The Royce Fund, Goldman Sachs and State Street Bank dated as of November 11, 2010, previously filed on April 28, 2011 with Post-Effective Amendment No. 105 to the Trust’s Registration Statement on Form N-1A and hereby incorporated by reference.
(10)(a)	Amended and Restated Distribution Plan of The Royce Fund, previously filed on February 29, 2012 with Post-Effective Amendment No. 108 to the Trust’s Registration Statement on Form N-1A and hereby incorporated by reference.
(10)(b)	Distribution Fee Agreements, dated May 1, 2006, between Royce Pennsylvania Mutual Fund (Service Class), Royce Small-Cap Leaders Fund (Service Class), Royce Small/Mid-Cap Premier Fund (Consultant Class and Service Class), Royce Micro-Cap Fund (Service Class), and Royce Low-Priced Stock Fund (Service Class) and Royce Fund Services, Inc. (now Royce Fund Services, LLC), previously filed on August 16, 2006 with Post-Effective Amendment No. 76 to the Trust’s Registration Statement and hereby incorporated by reference.
(10)(c)	Distribution Fee Agreement, dated October 15, 2001, between Royce Pennsylvania Mutual Fund (Consultant Class) and Royce Fund Services, Inc. (now Royce Fund Services, LLC), previously filed on October 15, 2001 with Post-Effective Amendment No. 55 to the Trust’s Registration Statement and hereby incorporated by reference.
(10)(d)	Rule 18f-3 Plans for Royce Pennsylvania Mutual Fund, Royce Small-Cap Leaders Fund, Royce Small/Mid-Cap Premier Fund, Royce Micro-Cap Fund, Royce Low-Priced Stock Fund, Royce Opportunity Fund, and Royce Micro-Cap Opportunity Fund, dated December 13, 2016, previously filed on April 28, 2017 with Post-Effective Amendment No. 133 to the Trust’s Registration statement and hereby incorporated by reference.
11(a)	Legal Opinion of Richards, Layton & Finger as to the legality of the securities being registered in connection with the reorganization of each of Royce Small-Cap Leaders Fund and Royce Small/Mid-Cap Premier Fund into Royce Pennsylvania Mutual Fund. Filed herewith.
11(b)	Legal Opinion of Richards, Layton & Finger as to the legality of the securities being registered in connection with the reorganization of Royce Low-Priced Stock Fund into Royce Micro-Cap Fund. Filed herewith.
11(c)	Legal Opinion of Richards, Layton & Finger as to the legality of the securities being registered in connection with the reorganization of Royce Micro-Cap Opportunity Fund into Royce Opportunity Fund. Filed herewith.
12(a)	Form of Tax Opinion of Sidley Austin LLP supporting the tax matters and consequences to shareholders discussed in the Prospectus/Proxy Statement as it relates to the reorganization of Royce Small-Cap Leaders Fund into Royce Pennsylvania Mutual Fund.
12(b)	Form of Tax Opinion of Sidley Austin LLP supporting the tax matters and consequences to shareholders discussed in the Prospectus/Proxy Statement as it relates to the reorganization of Royce Small/Mid-Cap Premier Fund into Royce Pennsylvania Mutual Fund.
12(c)	Form of Tax Opinion of Sidley Austin LLP supporting the tax matters and consequences to shareholders discussed in the Prospectus/Proxy Statement as it relates to the reorganization of Royce Low-Priced Stock Fund into Royce Micro-Cap Fund.
12(d)	Form of Tax Opinion of Sidley Austin LLP supporting the tax matters and consequences to shareholders discussed in the Prospectus/Proxy Statement as it relates to the reorganization of Royce Micro-Cap Opportunity Fund into Royce Opportunity Fund.
13(a)	Form of Transfer Agency and Services Agreement between The Royce Fund and Royce Capital Fund and Boston Financial Data Services, Inc. (now DST Asset Manager Solutions, Inc.), dated as of April 4, 2009, previously filed on April 30, 2009 with Post-Effective Amendment No. 91 to the Trust’s Registration statement and hereby incorporated by reference.
13(b)	Administration Agreement between The Royce Fund and Royce & Associates, LLC dated January 1, 2008, previously filed on April 30, 2008 with Post-Effective Amendment No. 85 to the Trust’s Registration statement on Form N-1A and hereby incorporated by reference.
13(c)	Amended and Restated Administration Agreement between The Royce Fund and Royce, dated July 1, 2016, previously filed on February 28, 2017 with the Trust’s Form N-SAR and hereby incorporated by reference.
14(a)	Consent of PricewaterhouseCoopers LLP, independent registered public accounting firm for each of Royce Pennsylvania Mutual Fund, Royce Small-Cap Leaders Fund, and Royce Small/Mid-Cap Premier Fund. Filed herewith.
14(b)	Consent of PricewaterhouseCoopers LLP, independent registered public accounting firm for each of Royce Micro-Cap Fund and Royce Low-Priced Stock Fund. Filed herewith.
14(c)	Consent of PricewaterhouseCoopers LLP, independent registered public accounting firm for each of Royce Opportunity Fund and Royce Micro-Cap Opportunity Fund. Filed herewith.

15	Not applicable.
16	Not applicable.
17(a)	Form of Proxy Card for Royce Small-Cap Leaders Fund. Filed herewith.
17(b)	Form of Proxy Card for Royce Small/Mid-Cap Premier Fund. Filed herewith.
17(c)	Form of Proxy Card for Royce Low-Priced Stock Fund. Filed herewith.
17(d)	Form of Proxy Card for Royce Micro-Cap Opportunity Fund. Filed herewith.
17(e)	Code of Ethics for The Royce Funds and The Royce Companies, as amended through April 1, 2017, previously filed on December 29, 2017 with Post-Effective Amendment No. 135 to the Trust’s Registration Statement on Form N-1A and hereby incorporated by reference.
* Effective only upon completion of the Reorganization of Royce Low-Priced Stock Fund into Royce Micro-Cap Fund.

SIGNATURES

As required by the Securities Act of 1933, this Registration Statement on Form N-14 has been signed on behalf of the Registrant, in the City of New York and State of New York, on the 4th day of March, 2019.

THE ROYCE FUND

By:	/s/ Christopher D. Clark

Christopher D. Clark, President

As required by the Securities Act of 1933, this Registration Statement on Form N-14 has been signed by the following persons in the capacities and on the dates indicated.

SIGNATURE	TITLE	DATE

/s/ Charles M. Royce	Trustee	March 4, 2019
Charles M. Royce

/s/ Christopher D. Clark	President and Trustee	March 4, 2019
Christopher D. Clark	(Principal Executive Officer)

/s/ Peter K. Hoglund	Treasurer	March 4, 2019
Peter K. Hoglund	(Principal Financial and Accounting Officer)

/s/ Patricia W. Chadwick	Trustee	March 4, 2019
Patricia W. Chadwick

/s/ Christopher C. Grisanti	Trustee	March 4, 2019
Christopher C. Grisanti

/s/ Stephen L. Isaacs	Trustee	March 4, 2019
Stephen L. Isaacs

/s/ Arthur S. Mehlman	Trustee	March 4, 2019
Arthur S. Mehlman

/s/ David L. Meister	Trustee	March 4, 2019
David L. Meister

/s/ G. Peter O’Brien	Trustee	March 4, 2019
G. Peter O’Brien

/s/ Michael K. Shields	Trustee	March 4, 2019
Michael K. Shields

NOTICE

A copy of the Trust Instrument of The Royce Fund is on file with the Secretary of State of Delaware, and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and that the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually but are binding only upon the assets and property of the Registrant.

Exhibit Index

Exhibit Number	Exhibit Name
(4)(a)	Plan of Reorganization of The Royce Fund, on behalf of each of Royce Small-Cap Leaders Fund, Royce Small/Mid-Cap Premier Fund,and Royce Pennsylvania Mutual Fund. Included as Appendix A to relevant Prospectus/Proxy Statement.
(4)(b)	Plan of Reorganization of The Royce Fund, on behalf of each of Royce Low-Priced Stock Fund and Royce Micro-Cap Fund. Included as Appendix A to relevant Prospectus/Proxy Statement.
(4)(c)	Plan of Reorganization of The Royce Fund, on behalf of each of Royce Micro-Cap Opportunity Fund and Royce Opportunity Fund. Included as Appendix A to relevant Prospectus/Proxy Statement.
(6)(h)	Form of Amended and Restated Investment Advisory Agreement between The Royce Fund (Royce Micro-Cap Fund) and Royce, dated __________ __, 2019.*
(6)(i)	Investment Advisory Fee Waiver and Expense Reimbursement Agreements, each dated January 1, 2019, for Royce Small-Cap Leaders Fund (Investment Class), Royce Small-Cap Leaders Fund (Service Class), Royce Small/Mid-Cap Premier Fund (Consultant Class), Royce Micro-Cap Fund (Investment Class), Royce Micro-Cap Fund (Service Class), Royce Low-Priced Stock Fund (Investment Class), Royce Low-Priced Stock Fund (Service Class), and Royce Micro-Cap Opportunity Fund (Investment Class).
6(j)	Form of Investment Advisory Fee Waiver and Expense Reimbursement Agreements dated __________ __, 2019, for Royce Micro-Cap Fund (Investment Class) and Royce Micro-Cap Fund (Service Class).*
11(a)	Legal Opinion of Richards, Layton & Finger as to the legality of the securities being registered in connection with the reorganization of each of Royce Small-Cap Leaders Fund and Royce Small/Mid-Cap Premier Fund into Royce Pennsylvania Mutual Fund.
11(b)	Legal Opinion of Richards, Layton & Finger as to the legality of the securities being registered in connection with the reorganization of Royce Low-Priced Stock Fund into Royce Micro-Cap Fund.
11(c)	Legal Opinion of Richards, Layton & Finger as to the legality of the securities being registered in connection with the reorganization of Royce Micro-Cap Opportunity Fund into Royce Opportunity Fund.
12(a)	Form of Tax Opinion of Sidley Austin LLP supporting the tax matters and consequences to shareholders discussed in the Prospectus/Proxy Statement as it relates to the reorganization of Royce Small-Cap Leaders Fund into Royce Pennsylvania Mutual Fund.
12(b)	Form of Tax Opinion of Sidley Austin LLP supporting the tax matters and consequences to shareholders discussed in the Prospectus/Proxy Statement as it relates to the reorganization of Royce Small/Mid-Cap Premier Fund into Royce Pennsylvania Mutual Fund.
12(c)	Form of Tax Opinion of Sidley Austin LLP supporting the tax matters and consequences to shareholders discussed in the Prospectus/Proxy Statement as it relates to the reorganization of Royce Low-Priced Stock Fund into Royce Micro-Cap Fund.
12(d)	Form of Tax Opinion of Sidley Austin LLP supporting the tax matters and consequences to shareholders discussed in the Prospectus/Proxy Statement as it relates to the reorganization of Royce Micro-Cap Opportunity Fund into Royce Opportunity Fund.
14(a)	Consent of PricewaterhouseCoopers LLP, independent registered public accounting firm for each of Royce Pennsylvania Mutual Fund, Royce Small-Cap Leaders Fund, and Royce Small/Mid-Cap Premier Fund.
14(b)	Consent of PricewaterhouseCoopers LLP, independent registered public accounting firm for each of Royce Micro-Cap Fund and Royce Low-Priced Stock Fund. 14(c)
14(c)	Consent of PricewaterhouseCoopers LLP, independent registered public accounting firm for each of Royce Opportunity Fund and Royce Micro-Cap Opportunity Fund.
17(a)	Form of Proxy Card for Royce Small-Cap Leaders Fund.
17(b)	Form of Proxy Card for Royce Small/Mid-Cap Premier Fund.
17(c)	Form of Proxy Card for Royce Low-Priced Stock Fund.
17(d)	Form of Proxy Card for Royce Micro-Cap Opportunity Fund.
* Effective only upon completion of the Reorganization of Royce Low-Priced Stock Fund into Royce Micro-Cap Fund.